UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Whiting Petroleum Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☐	No fee required.

☒	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies: Common shares, no par value (“Common Shares”), of Kodiak Oil & Gas Corp. (“Kodiak”)
(2)

Aggregate number of securities to which transaction applies:

As of August 18, 2014, 275,592,693 Kodiak Common Shares (giving effect to all Common Shares actually issued and outstanding and all Common Shares issuable upon the exercise of outstanding stock options and the settlement of restricted stock units and restricted stock awards)

(3)

Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

Solely for the purpose of calculating the filing fee, the underlying value of the transaction was calculated based on the sum of (A) 267,423,771 Kodiak Common Shares multiplied by $14.63 per share (which is the average of the high and low sale prices of Kodiak common stock as reported on the New York Stock Exchange on August 15, 2014); (B) 5,601,247 options to purchase Kodiak Common Shares with exercise prices less than $14.63, multiplied by $7.19 per share (which is the difference between $14.63 and the weighted average exercise price per share); (C) 2,036,370 Kodiak restricted stock units multiplied by $14.63 per share; and (D) 531,305 Kodiak restricted stock awards multiplied by $14.63 per share. The filing fee was determined by multiplying $0.0001288 by the sum of the preceding sentence.

	(4)	Proposed maximum aggregate value of transaction: $3,990,246,700.66
	(5)	Total fee paid: $513,943.78

☐	Fee paid previously with preliminary materials.

☒	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid: $513,943.78
	(2)	Form, Schedule or Registration Statement No.: Schedule 14A (Film No. 141049758)
	(3)	Filing Party: Kodiak Oil & Gas Corp.
	(4)	Date Filed: August 18, 2014

PRELIMINARY PROXY MATERIALS—SUBJECT TO COMPLETION

ARRANGEMENT PROPOSED—YOUR VOTE IS VERY IMPORTANT

Dear Stockholders of Whiting and Securityholders of Kodiak:

Whiting Petroleum Corporation and Kodiak Oil & Gas Corp. entered into an arrangement agreement on July 13, 2014, pursuant to which a wholly-owned subsidiary of Whiting will acquire all of the outstanding common stock of Kodiak, and Kodiak will become a wholly-owned subsidiary of Whiting (the “arrangement”). Because Kodiak is incorporated in the Yukon Territory, Canada, the acquisition is being effected through an arrangement instead of a merger.

If the arrangement is completed, Kodiak shareholders will receive 0.177 of a share (the “exchange ratio”) of Whiting common stock for each share of Kodiak common stock. Additionally, each holder of an outstanding Kodiak equity award (together with Kodiak shareholders, the “Kodiak securityholders”) will receive a substantially identical Whiting equity award based on the exchange ratio. Whiting stockholders will continue to own their existing shares, and the Whiting common stock will not be affected by the arrangement. Upon completion of the arrangement, it is expected Kodiak shareholders will own approximately 29% of the outstanding Whiting common stock, on a fully diluted basis, as of [                    ], 2014.

The common stock of each of Whiting and Kodiak is listed on the New York Stock Exchange under the symbols “WLL” and “KOG,” respectively. Based on the closing sale price for Whiting common stock on July 11, 2014, the last trading day before the public announcement of the arrangement, the 0.177 exchange ratio represented approximately $13.90 in value for each share of Kodiak. Based on the closing sale price of Whiting common stock on [                    ], 2014, the latest practicable date before the date of this joint proxy statement/circular, the 0.177 exchange ratio represented approximately $[        ] in value for each share of Kodiak common stock.

Whiting and Kodiak are holding special meetings on [                    ], 2014 to obtain your vote on the proposals necessary to complete the arrangement. The arrangement cannot be completed unless Whiting stockholders approve the issuance of Whiting common stock in the arrangement and Kodiak shareholders approve the continuance of Kodiak into British Columbia, Canada and Kodiak securityholders approve the arrangement.

The Whiting board of directors recommends that Whiting stockholders vote “FOR” approval of the issuance of Whiting common stock in the arrangement.

The Kodiak board of directors recommends that Kodiak shareholders vote “FOR” approval of the continuance of Kodiak into British Columbia and that Kodiak securityholders vote “FOR” approval of the arrangement.

Your vote is very important. Whether or not you plan to attend your company’s special meeting, please submit your proxy as soon as possible through one of the delivery methods described in the accompanying joint proxy statement/circular to make sure that your shares are represented at that meeting.

In addition, you should read carefully the accompanying joint proxy statement/circular (and the documents incorporated by reference into the accompanying joint proxy statement/circular), which includes important information about the arrangement agreement, the proposed arrangement, Whiting, Kodiak and the special meetings. Please pay particular attention to the section titled “Risk Factors” in the accompanying joint proxy statement/circular.

On behalf of the Whiting and Kodiak boards of directors, thank you for your continued support.

James J. Volker	Lynn A. Peterson
Chairman, President and Chief Executive Officer Whiting Petroleum Corporation	President and Chief Executive Officer Kodiak Oil & Gas Corp.

Neither the U.S. Securities and Exchange Commission nor any state securities regulator has approved or disapproved of the transactions described in this document or determined if the information contained in this document is accurate or adequate. Any representation to the contrary is a criminal offense.

This joint proxy statement/circular is dated [                    ], 2014, and is first being given or sent to shareholders on or about [                    ], 2014.

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON [                    ], [                    ], 2014

To the Stockholders of Whiting Petroleum Corporation:

A special meeting of stockholders of Whiting Petroleum Corporation (“Whiting”) will be held at [            ], [            ], [            ] on [                    ], 2014, at [                    ] [    ].m., Mountain Time, for the following purposes:

1. To approve the issuance of Whiting common stock, par value $0.001 per share, pursuant to the Arrangement Agreement, dated as of July 13, 2014 (the “arrangement agreement”), by and among Whiting, 1007695 B.C. Ltd. and Kodiak Oil & Gas Corp., as the same may be amended from time to time, a copy of which is attached as Annex C to the joint proxy statement/circular accompanying this notice (the “share issuance proposal”); and

2. To approve any motion to adjourn the Whiting special meeting, if necessary or appropriate, to solicit additional proxies (the “Whiting adjournment proposal”).

Approval of the share issuance proposal is required to complete the arrangement.

Whiting will transact no other business at the special meeting, except for business properly brought before the special meeting or any adjournment or postponement thereof.

The accompanying joint proxy statement/circular further describes the matters to be considered at the Whiting special meeting.

The Whiting board of directors has set [                    ], 2014 as the record date for the Whiting special meeting. Only holders of record of Whiting common stock at the close of business on [                    ], 2014 will be entitled to notice of and to vote at the Whiting special meeting and any adjournments or postponements thereof. Any stockholder entitled to attend and vote at the Whiting special meeting is entitled to appoint a proxy to attend and vote on such stockholder’s behalf. Such proxy need not be a holder of Whiting common stock.

Your vote is very important. To ensure your representation at the Whiting special meeting, please complete, execute and return the enclosed proxy card or submit your proxy by telephone or through the Internet. Please vote promptly whether or not you expect to attend the Whiting special meeting. Submitting a proxy now will not prevent you from being able to vote in person at the Whiting special meeting.

The Whiting board of directors has unanimously approved the arrangement agreement and the transactions contemplated thereby and recommends that you vote “FOR” the share issuance proposal and “FOR” the Whiting adjournment proposal.

By Order of the Board of Directors

WHITING PETROLEUM CORPORATION

Bruce R. DeBoer

Corporate Secretary

NOTICE OF SPECIAL MEETING OF SECURITYHOLDERS

TO BE HELD ON [                    ], [                    ], 2014

To the Securityholders of Kodiak Oil & Gas Corp.:

A special meeting of securityholders of Kodiak Oil & Gas Corp. (“Kodiak”) will be held at [            ], [            ], [            ] on [                    ], 2014, at [                    ] [    ].m., Mountain Time, for the following purposes:

1. To approve a special resolution in respect of the continuance of Kodiak from the jurisdiction of the Yukon Territory to the jurisdiction of the Province of British Columbia, a copy of which is attached as Annex A to this joint proxy statement/circular (the “continuance resolution”);

2. To approve a special resolution in respect of the arrangement, a copy of which is attached as Annex B to this joint proxy statement/circular (the “arrangement resolution”);

3. To approve, on a non-binding, advisory basis, the compensation that may be paid or become payable to Kodiak’s named executive officers in connection with the arrangement (the “arrangement-related compensation proposal”); and

4. To approve any motion to adjourn the Kodiak special meeting, if necessary or appropriate, to solicit additional proxies (the “Kodiak adjournment proposal”).

Approval of the continuance resolution and arrangement resolution are required to complete the arrangement.

Kodiak will transact no other business at the special meeting, except for business properly brought before the special meeting or any adjournment or postponement thereof.

The accompanying joint proxy statement/circular further describes the matters to be considered at the Kodiak special meeting.

The Kodiak board of directors has set [                    ], 2014 as the record date for the Kodiak special meeting. Only holders of record of Kodiak securities entitled to vote at such meeting at the close of business on [                    ], 2014 will be entitled to notice of and to vote at the Kodiak special meeting and any adjournments or postponements thereof. Any securityholder entitled to attend and vote at the Kodiak special meeting is entitled to appoint a proxy to attend and vote on such securityholder’s behalf. Such proxy need not be a holder of Kodiak common stock.

Each registered Kodiak shareholder is entitled to the dissent rights set out in Section 193 of the Business Corporations Act (Yukon Territory) (the “YBCA”) in respect of the continuance resolution and to be paid the fair value of his, her or its common stock if such shareholder dissents to the continuance resolution in compliance with the provisions of the YBCA and the continuance becomes effective. The text of Section 193 of the YBCA is set out in Annex K of the accompanying joint proxy statement/circular. In order to dissent to the continuance resolution, a registered Kodiak shareholder must (a) send to Kodiak, at or before the special meeting, a written notice of objection to the continuance resolution, which notice, unless it is delivered to Kodiak at the special meeting, must be given by registered mail or by delivery addressed to Kodiak at 1625 Broadway, Suite 250, Denver, Colorado 80202, to the attention of the Secretary, and (b) have otherwise complied with the dissent procedures under the YBCA. Failure to strictly comply with the requirements set forth in Section 193 of the YBCA may result in the loss of any right to dissent.

Each registered Kodiak shareholder has been granted the right to dissent in respect of the arrangement resolution and, if the arrangement becomes effective, to be paid the fair value of the shares of Kodiak common stock in respect of which such registered Kodiak shareholder dissents by 1007695 B.C. Ltd., a wholly-owned subsidiary of Whiting Petroleum Corporation, under the arrangement, in accordance with the provisions of Division 2 of Part 8 of the Business Corporations Act (British Columbia) (the “BCBCA”), as modified by the interim order and the final order of the Supreme Court of British Columbia relating to the arrangement, as provided for in the plan of arrangement, the full text of which is set out in Annex D to the accompanying joint proxy statement/circular. The text of Division 2 of Part 8 of the BCBCA is set out in Annex J of the accompanying joint proxy statement/circular. To exercise a right of dissent, (a) a written notice of dissent with respect to the arrangement resolution from the registered Kodiak shareholder must be received by Kodiak at 1625 Broadway, Suite 250, Denver, Colorado 80202, to the attention of the Secretary, by not later than 5:00 p.m. on [                    ], 2014 or the business day (as defined in the plan of arrangement) that is five business days before any adjournment or postponement of the Kodiak special meeting, and (b) the registered Kodiak shareholder must have otherwise complied with the dissent procedures. Failure to strictly comply with the requirements set forth in Division 2 of Part 8 of the BCBCA, as modified by the interim order, as provided for in the plan of arrangement, may result in the loss of any right to dissent.

Your vote is very important. To ensure your representation at the Kodiak special meeting, please complete, execute and return the enclosed proxy card or submit your proxy by telephone or through the Internet. Please vote promptly whether or not you expect to attend the Kodiak special meeting. Submitting a proxy now will not prevent you from being able to vote in person at the Kodiak special meeting.

The Kodiak board of directors has unanimously approved the arrangement agreement and the transactions contemplated thereby and recommends that you vote “FOR” the continuance resolution, “FOR” the arrangement resolution, “FOR” the arrangement-related compensation proposal and “FOR” the Kodiak adjournment proposal.

By Order of the Board of Directors

KODIAK OIL & GAS CORP.

James P. Henderson

Secretary

ADDITIONAL INFORMATION

This joint proxy statement/circular incorporates important business and financial information about Whiting and Kodiak from other documents that are not included in or delivered with this joint proxy statement/circular. This information is available to you without charge upon your request. You can obtain the documents incorporated by reference into this joint proxy statement/circular by requesting them in writing or by telephone from the appropriate company at the following addresses and telephone numbers:

Whiting Petroleum Corporation

1700 Broadway, Suite 2300

Denver, Colorado 80290-2300

Attention: Corporate Secretary

(303) 837-1661

OR

Innisfree M&A Incorporated

501 Madison Avenue, 20th Floor

New York, New York 10022

Stockholders Toll-Free: 1 (877) 825-8964

Banks and Brokers Collect: 1 (212) 750-5833

Kodiak Oil & Gas Corp.

1625 Broadway, Suite 250

Denver, Colorado 80202

Attention: Secretary

(303) 592-8075

OR

MacKenzie Partners, Inc.

105 Madison Avenue

New York, New York 10016

proxy@mackenziepartners.com

Call Collect: 1 (212) 929-5500

Toll-Free: 1 (800) 322-2885

If you would like to request any documents, please do so by [                    ], 2014 in order to receive them before the respective special meetings.

A free copy of this joint proxy statement/circular and other filings containing information about Whiting and Kodiak may be obtained from the Securities and Exchange Commission (the “SEC”) through the SEC’s website (http://www.sec.gov) and, in the case of documents filed by Kodiak with applicable Canadian securities regulatory authorities, from the System for Electronic Document Analysis and Retrieval (“SEDAR”) at www.sedar.com. You will also be able to obtain these documents, free of charge, from Whiting at www.whiting.com under the heading “Kodiak Acquisition” or from Kodiak at www.kodiakog.com under the heading “Kodiak & Whiting Combination Information.”

Whiting and Kodiak are not incorporating the contents of the websites of the SEC, SEDAR, Whiting, Kodiak or any other entity into this joint proxy statement/circular. Whiting and Kodiak are providing the information about how you can obtain certain documents that are incorporated by reference into this joint proxy statement/circular at these websites only for your convenience.

ABOUT THIS JOINT PROXY STATEMENT/CIRCULAR

This joint proxy statement/circular constitutes a joint proxy statement under Section 14(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and an information circular under National Instrument 51-102—Continuous Disclosure Obligations (“NI 51-102”). It also constitutes a notice of meeting with respect to the special meeting of Whiting stockholders and a notice of meeting with respect to the special meeting of Kodiak securityholders.

You should rely only on the information contained or incorporated by reference into this joint proxy statement/circular. No one has been authorized to provide you with information that is different from that contained in, or incorporated by reference into, this joint proxy statement/circular. This joint proxy statement/circular is dated [                    ], 2014. You should not assume that the information contained in, or incorporated by reference into, this joint proxy statement/circular is accurate as of any date other than that date. Neither Whiting’s and Kodiak’s mailing of this joint proxy statement/circular to Whiting stockholders or Kodiak securityholders, nor the issuance by Whiting of common stock in connection with the arrangement will create any implication to the contrary.

This joint proxy statement/circular does not constitute an offer to sell, or a solicitation of an offer to buy, any securities, or the solicitation of a proxy, in any jurisdiction to or from any person to whom it is unlawful to make any such offer or solicitation in such jurisdiction. Information contained in this joint proxy statement/circular regarding Whiting has been provided by Whiting and information contained in this joint proxy statement/circular regarding Kodiak has been provided by Kodiak.

YOUR VOTE IS IMPORTANT!

WHETHER OR NOT YOU EXPECT TO ATTEND THE WHITING OR KODIAK SPECIAL MEETING IN PERSON, WHITING AND KODIAK URGE YOU TO SUBMIT YOUR PROXY AS PROMPTLY AS POSSIBLE (1) BY TELEPHONE, (2) VIA THE INTERNET OR (3) BY SIGNING AND RETURNING THE ENCLOSED PROXY CARD IN THE ENVELOPE PROVIDED. You may revoke your proxy or change your vote at any time before your respective company’s special meeting. If your shares are held in the name of a broker, bank or other nominee, please follow the instructions provided by that institution to vote your shares.

Whiting and Kodiak urge you to read the joint proxy statement/circular, including all documents incorporated by reference into the joint proxy statement/circular, and its annexes carefully and in their entirety.

If you are a Whiting stockholder and have any questions concerning the arrangement or the joint proxy statement/circular, would like additional copies of the joint proxy statement/circular or need help voting, please contact Whiting’s proxy solicitor:

Innisfree M&A Incorporated

501 Madison Avenue, 20th Floor

New York, New York 10022

Stockholders Toll-Free: 1 (877) 825-8964

Banks and Brokers Collect: 1 (212) 750-5833

If you are a Kodiak shareholder and have any questions concerning the arrangement or the joint proxy statement/circular, would like additional copies of the joint proxy statement/circular or need help voting, please contact Kodiak’s proxy solicitor:

MacKenzie Partners, Inc.

105 Madison Avenue

New York, New York 10016

proxy@mackenziepartners.com

Call Collect: 1 (212) 929-5500

Toll-Free: 1 (800) 322-2885

QUESTIONS AND ANSWERS

The following questions and answers briefly address some commonly asked questions about the Whiting and Kodiak special meetings. They may not include all the information that is important to Whiting stockholders and Kodiak securityholders. You should carefully read this entire joint proxy statement/circular, including the annexes and the other documents referred to or incorporated by reference herein. All references to $ or U.S. dollars in this joint proxy statement/circular are to the currency of the United States. On [                    ], 2014, the noon rate of exchange as reported by the Bank of Canada for the conversion of U.S. dollars into Canadian dollars was U.S.$1.0000 equals Cdn$[            ] (Cdn$1.0000 equals U.S.$[            ]).

Q:	What is the arrangement?

A:	Whiting Petroleum Corporation (“Whiting”), 1007695 B.C. Ltd. (“Whiting Canadian Sub”) and Kodiak Oil & Gas Corp. (“Kodiak”) have entered into an arrangement agreement, dated as of July 13, 2014 (the “arrangement agreement”). A copy of the arrangement agreement is attached as Annex C to this joint proxy statement/circular. The arrangement agreement contains the terms and conditions of the proposed business combination of Whiting and Kodiak. Under the arrangement agreement, Whiting Canadian Sub, a wholly-owned subsidiary of Whiting, will acquire all of the outstanding shares of Kodiak, and Whiting Canadian Sub and Kodiak will amalgamate with Kodiak surviving the amalgamation as a wholly-owned subsidiary of Whiting as part of a plan of arrangement (the “arrangement”).

Q:	Why am I receiving these materials?

A:	Whiting and Kodiak are sending these materials to their respective stockholders and securityholders to help them decide how to vote their shares of Whiting common stock or Kodiak securities, as the case may be, with respect to the arrangement and other matters to be considered at their respective special meetings.

The arrangement cannot be completed unless Whiting stockholders approve the issuance of Whiting common stock, Kodiak shareholders approve the continuance resolution and Kodiak securityholders approve the arrangement resolution. Each of Whiting and Kodiak is holding a special meeting to vote on the proposals necessary to complete the arrangement. Information about these special meetings, the arrangement and the other business to be considered at each of the special meetings is contained in this joint proxy statement/circular.

This joint proxy statement/circular constitutes a joint proxy statement of Whiting and Kodiak. It is a joint proxy statement because each of the boards of directors of Whiting and Kodiak is soliciting proxies from its stockholders and securityholders, respectively.

Q:	What will Kodiak shareholders receive in the arrangement?

A:	In the arrangement, Kodiak shareholders will receive 0.177 of a share of Whiting common stock for each share of Kodiak common stock (the “exchange ratio”). No fractional shares of Whiting common stock will be issued as part of the arrangement. Instead, where the aggregate number of Whiting common stock to be issued to a Kodiak shareholder as consideration would result in a fraction of securities of Whiting being issuable, the number of shares of Whiting common stock to be received by such Kodiak shareholder shall be rounded down to the nearest whole share of Whiting common stock. The exchange ratio is fixed and will not be adjusted to reflect changes in the stock price of either company before the arrangement is completed. Whiting stockholders will continue to own their existing shares of Whiting common stock, and the Whiting common stock will not be affected by the arrangement.

Q:	When do Kodiak and Whiting expect to complete the arrangement?

A:

Whiting and Kodiak are working to complete the arrangement as soon as practicable. Whiting and Kodiak currently expect that the arrangement will be completed in the fourth quarter of 2014. Neither Whiting nor Kodiak can predict, however, the actual date on which the arrangement will be completed because it is subject to conditions beyond each company’s control, including Canadian court and U.S. federal regulatory approvals. See “The Arrangement Agreement—Conditions” beginning on page 108.

Q:	What am I being asked to vote on, and why is this approval necessary?

A:	Whiting is asking its stockholders to vote on the following proposals:

1.	to approve the issuance of Whiting common stock, par value $0.001 per share, pursuant to the arrangement agreement (the “share issuance proposal”); and

2.	to approve any motion to adjourn the Whiting special meeting, if necessary or appropriate, to solicit additional proxies (the “Whiting adjournment proposal”).

Approval of the share issuance proposal is required to complete the arrangement.

Kodiak is asking its shareholders and securityholders to vote on the following proposals:

1.	for its shareholders to approve a special resolution in respect of the continuance of Kodiak from the Yukon Territory to the Province of British Columbia, a copy of which is attached as Annex A to this joint proxy statement/circular (the “continuance resolution”);

2.	for its securityholders to approve a special resolution in respect of the arrangement, a copy of which is attached as Annex B to this joint proxy statement/circular (the “arrangement resolution”);

3.	for its shareholders to approve, on a non-binding, advisory basis, the compensation that may be paid or become payable to Kodiak’s named executive officers in connection with the arrangement (the “arrangement-related compensation proposal”); and

4.	for its shareholders to approve any motion to adjourn the Kodiak special meeting, if necessary or appropriate, to solicit additional proxies (the “Kodiak adjournment proposal”).

Approval of the continuance resolution and arrangement resolution are required to complete the arrangement.

Q:	What vote is required to approve each proposal at the Whiting special meeting?

A:	The share issuance proposal: Approval of the share issuance proposal requires the affirmative vote of the holders of a majority of the voting power of the shares of Whiting common stock represented in person or by proxy.

The Whiting adjournment proposal: Approval of the Whiting adjournment proposal requires the affirmative vote of the holders of a majority of the voting power of the shares of Whiting common stock represented in person or by proxy.

Q:	What vote is required to approve each proposal at the Kodiak special meeting?

A:	The continuance resolution: Approval of the continuance resolution requires the affirmative vote of at least two-thirds of the votes cast on the continuance resolution by those holders of Kodiak common stock present in person or represented by proxy.

The arrangement resolution: Approval of the arrangement resolution requires the (i) affirmative vote of at least two-thirds of the votes cast on the arrangement resolution by those holders of Kodiak common stock present in person or represented by proxy, voting as one class, and (ii) affirmative vote of at least two-thirds of the votes cast on the arrangement resolution by those holders of Kodiak common stock and holders of Kodiak restricted stock units (each, an “RSU”), stock option awards (each, an “option”) and restricted stock awards (each, a “restricted stock award”) present in person or represented by proxy together voting as another class, with each Kodiak RSU, option or restricted stock award entitling the holder thereof to that number of votes equal to the number of shares of Kodiak common stock issuable upon the valid exercise of an option, or the valid settlement of an RSU or restricted stock award, as applicable.

The arrangement-related compensation proposal: Approval of the arrangement-related compensation proposal requires that the votes cast in favor of such proposal exceed the votes cast against such proposal. Because the vote on the arrangement-related compensation proposal is advisory only, it will not be binding on either Kodiak or Whiting. Accordingly, if the arrangement is completed, the compensation will be payable, subject only to the conditions applicable thereto, regardless of the outcome of the non-binding, advisory vote of Kodiak’s shareholders.

The Kodiak adjournment proposal: Approval of the Kodiak adjournment proposal requires that the votes cast in favor of such proposal exceed the votes cast against such proposal.

Q:	What constitutes a quorum?

A:	The presence at the Whiting special meeting, in person or by proxy, of the holders of a majority of the shares of Whiting common stock issued and outstanding on the record date for the Whiting special meeting will constitute a quorum for the transaction of business at the Whiting special meeting.

The presence at the Kodiak special meeting, in person or by proxy, of two persons, each being a securityholder entitled to vote or a duly appointed proxy for an absent securityholder so entitled and together holding or representing by proxy not less than 5% of the outstanding shares of Kodiak entitled to vote at the special meeting will constitute a quorum for the transaction of business at the Kodiak special meeting.

Abstentions (which are described below) will count for the purpose of determining the presence of a quorum for the transaction of business at each special meeting. Shares held in “street name” by brokers, banks or other nominees who indicate on their proxies that they do not have discretionary authority to vote the shares as to a particular matter and have not received voting instructions from their clients (“broker non-votes”) will not count for the purpose of determining the presence of a quorum for the transaction of business.

Q:	How do the boards of directors of Whiting and Kodiak recommend that I vote?

A:	The board of directors of Whiting recommends that Whiting stockholders vote “FOR” the share issuance proposal and “FOR” the Whiting adjournment proposal.

The board of directors of Kodiak recommends that Kodiak shareholders vote “FOR” the continuance resolution, Kodiak securityholders vote “FOR” the arrangement resolution, Kodiak shareholders vote “FOR” the arrangement-related compensation proposal and Kodiak shareholders vote “FOR” the Kodiak adjournment proposal.

Q:	What other approvals are required for the arrangement?

A:	The arrangement must be approved by the Supreme Court of British Columbia (the “court”). The court will be asked to grant a final order (the “final order”) approving the arrangement and to determine that the arrangement is fair to the Kodiak securityholders. Kodiak will apply to the court for the final order if the Kodiak shareholders approve the continuance resolution and the Kodiak securityholders approve the arrangement resolution at the Kodiak special meeting. See “The Arrangement—Court Approval of the Arrangement and Completion of the Arrangement” beginning on page 99.

The arrangement is also subject to the expiration or termination of the waiting periods under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the related rules and regulations (the “HSR Act”). Early termination of the waiting period under the HSR Act was granted on August 5, 2014. See “The Arrangement—Regulatory Approvals Required for the Arrangement” beginning on page 100.

The court approval and HSR Act clearance are conditions precedent to the closing of the arrangement.

Q:	What do I need to do now?

A:	After carefully reading and considering the information contained in this joint proxy statement/circular, please vote your securities as soon as possible so that your securities will be represented at your respective company’s special meeting. Please follow the instructions set forth on the proxy card or on the voting instruction form provided by the record holder if your shares are held in the name of your broker, bank or other nominee.

Q:	If I am a Whiting stockholder, how do I vote?

A:	A Whiting stockholder may vote by proxy or in person at the Whiting special meeting. To vote by proxy, a Whiting stockholder may use one of the following methods if it is a registered holder (that is, it holds its stock in its own name):

•	telephone voting, by dialing the toll-free number and following the instructions on the proxy card;

•	via the Internet, by going to the web address shown on the proxy card and following the instructions on the proxy card; or

•	mail, by completing, signing and returning the proxy card in the enclosed envelope. The envelope requires no additional postage if mailed in the United States.

Proxies submitted by telephone or via the Internet must be received by 1:00 a.m. Mountain Time on [                    ], 2014.

If you hold your shares of Whiting common stock in “street name,” through a broker, bank or other nominee, that institution will send you separate instructions describing the procedure for voting your shares. “Street name” Whiting stockholders who wish to vote at the Whiting special meeting will need to obtain a “legal proxy” form from their broker, bank or other nominee.

Q:	If I am a Kodiak securityholder, how do I vote?

A:	A Kodiak securityholder may vote by proxy or in person at the Kodiak special meeting. To vote by proxy, a Kodiak securityholder may use one of the following methods if it is a registered holder (that is, it holds its security in its own name):

•	telephone voting, by dialing the toll-free number and following the instructions on the proxy card;

•	via the Internet, by going to the web address shown on the proxy card and following the instructions on the proxy card; or

•	mail, by completing, signing and returning the proxy card in the enclosed envelope. The envelope requires no additional postage if mailed in the United States.

Proxies submitted by telephone or via the Internet must be received by [                    ] on [                    ], 2014.

If you hold your shares of Kodiak common stock in “street name,” through a broker, bank or other nominee, that institution will send you separate instructions describing the procedure for voting your shares. “Street name” Kodiak shareholders who wish to vote at the Kodiak special meeting will need to obtain a “legal proxy” form from their broker, bank or other nominee.

Q:	When and where are the Whiting and Kodiak special meetings? What must I bring to attend the special meeting?

A:	The special meeting of Whiting stockholders will be held at [ ] at [ ], Mountain Time, on [ ], 2014. Subject to space availability, all Whiting stockholders as of the Whiting record date, or their duly appointed proxies, may attend the meeting. Since seating is limited, admission to the meeting will be on a first-come, first-served basis. Registration and seating will begin at [ ], Mountain Time.

The special meeting of Kodiak securityholders will be held at [                    ] at [                    ], Mountain Time, on [                    ], 2014. Subject to space availability, all Kodiak securityholders as of the Kodiak record date, or their duly appointed proxies, may attend the meeting. Since seating is limited, admission to the meeting will be on a first-come, first-served basis. Registration and seating will begin at [                    ], Mountain Time.

If you wish to attend your respective company’s special meeting, you must bring photo identification. If you hold your shares through a broker, bank or other nominee, you must also bring proof of ownership such as the voting instruction form from your broker, bank or other nominee or an account statement.

Q:	If I hold my shares in “street name” by a broker, bank or other nominee, will my broker, bank or other nominee vote my shares for me?

A:	If you hold your shares in “street name” through a broker, bank or other nominee, you should have received access to this proxy material from your bank, broker or other holder of record with instructions on how to instruct the holder of record to vote your shares. If you do not submit voting instructions to your broker, your broker may generally vote your shares in its discretion on matters designated as routine under the rules of the New York Stock Exchange. However, a broker cannot vote shares held in “street name” on matters designated as “non-routine” by the New York Stock Exchange, unless the broker receives voting instructions from the “street name” holder. It is expected that all proposals to be voted on at the Whiting special meeting and the Kodiak special meeting are “non-routine” matters. Thus, if you do not submit voting instructions to your broker with respect to any of the proposals, your shares will not be voted on such proposals. This is called a “broker non-vote.”

If you are a “street name” Whiting stockholder and you do not instruct your broker, bank or other nominee on how to vote your shares (assuming a quorum is present), your broker, bank or other nominee may not vote your shares on the share issuance proposal or the Whiting adjournment proposal, which broker non-votes will have no effect on the vote count for such proposals.

If you are a “street name” Kodiak shareholder and you do not instruct your broker, bank or other nominee on how to vote your shares (assuming a quorum is present), your broker, bank or other nominee may not vote your shares on the continuance resolution, the arrangement resolution, the arrangement-related compensation proposal or the Kodiak adjournment proposal, which broker non-votes will have no effect on the vote count for such proposals.

Q:	What if I fail to vote or abstain?

A:	For purposes of each of the Whiting special meeting and the Kodiak special meeting, an abstention occurs when a shareholder or securityholder attends the applicable special meeting in person and does not vote or returns a proxy with an “abstain” vote.

Whiting

Share issuance proposal: An abstention will have the same effect as a vote cast “AGAINST” the share issuance proposal.

Whiting adjournment proposal: An abstention will have the same effect as a vote cast “AGAINST” the Whiting adjournment proposal.

Kodiak

Continuance resolution: An abstention will be deemed a vote not cast and have no effect on the continuance resolution.

Arrangement resolution: An abstention will be deemed a vote not cast and have no effect on the arrangement resolution.

Arrangement-related compensation proposal: An abstention will be deemed a vote not cast and have no effect on the arrangement-related compensation proposal.

Kodiak adjournment proposal: An abstention will be deemed a vote not cast and have no effect on the Kodiak adjournment proposal.

Q:	What will happen if I sign and return my proxy or voting instruction card without indicating how to vote?

A:	If you sign and return your proxy or voting instruction card without indicating how to vote on any particular proposal, the Whiting common stock represented by your proxy will be voted as recommended by the Whiting board of directors with respect to that proposal, or the Kodiak securities represented by your proxy will be voted as recommended by the Kodiak board of directors with respect to that proposal.

Q:	What if I hold shares of both Whiting common stock and Kodiak common stock?

A:	If you hold shares of both Whiting and Kodiak, you will receive two separate packages of proxy materials. A vote as a Kodiak shareholder will not constitute a vote as a Whiting stockholder and vice versa. Therefore, please sign, date and return all proxy cards that you receive, whether from Whiting or Kodiak, or vote as both a Whiting stockholder and as a Kodiak shareholder by Internet or telephone or by attending their respective special meetings.

Q:	May I change my vote after I have delivered my proxy or voting instruction card?

A:	Yes. You have the power to revoke a proxy after giving it at any time before it is exercised. Whiting stockholders of record may revoke their proxy by filing an instrument of revocation or submitting a duly executed proxy bearing a later date (including by means of a telephone or Internet vote) with Whiting’s Corporate Secretary at 1700 Broadway, Suite 2300, Denver, Colorado 80290-2300. Kodiak securityholders of record may revoke their proxy by filing an instrument of revocation or submitting a duly executed proxy bearing a later date (including by means of a telephone or Internet vote) with Kodiak’s Secretary at 1625 Broadway, Suite 250, Denver, Colorado 80202. If you hold your shares of record, you may also revoke a proxy by attending the Whiting special meeting or Kodiak special meeting, as applicable, and voting in person. If not revoked, the proxy will be voted at the Whiting special meeting or Kodiak special meeting, as applicable, in accordance with your instructions.

If your shares are held in an account at a broker, bank or other nominee and you have delivered your voting instruction card to your broker, bank or other nominee, you should contact your broker, bank or other nominee to change your vote.

Q:	What are the material U.S. federal income tax consequences?

A:	It is a condition to the obligation of both Whiting and Kodiak to complete the arrangement that Whiting receive a written opinion from Foley & Lardner LLP, counsel to Whiting, dated as of the closing date, to the effect that, for U.S. federal income tax purposes, the transactions described in subsections 3.2(a) through 3.2(g) of the plan of arrangement, attached hereto as Annex D (the “Arrangement Transactions”), should (i) be treated as a single integrated transaction for U.S. federal income tax purposes and (ii) qualify as a “reorganization” within the meaning of Section 368(a)(1)(A) and 368(a)(2)(E) of the Internal Revenue Code of 1986, as amended (the “Code”).

Kodiak agreed to use commercially reasonable efforts to cause Dorsey & Whitney LLP, counsel to Kodiak, to deliver a written opinion to Kodiak dated as of the closing date, to the effect that for U.S. federal income tax purposes the Arrangement Transactions should (i) be treated as a single integrated transaction for U.S.

federal income tax purposes and (ii) qualify as a “reorganization” within the meaning of Section 368(a)(1)(A) and 368(a)(2)(E) of the Code. The delivery of this opinion is not a condition to the closing of the arrangement.

Provided that the Arrangement Transactions so qualify, a holder of Kodiak common stock will not recognize any gain or loss for U.S. federal income tax purposes upon the exchange of the holder’s shares of Kodiak common stock for shares of Whiting common stock in the arrangement. Notwithstanding the foregoing, although the matter is subject to uncertainty, the “passive foreign investment company” (“PFIC”) rules may require a U.S. PFIC Holder (as that term is defined in “Certain Income Tax Consequences—Material U.S. Federal Income Tax Consequences”) to recognize taxable gain (but not loss) under Section 1291 of the Code as a result of the arrangement (even if the Arrangement Transactions qualify as a “reorganization” within the meaning of Sections 368(a)(1)(A) and 368(a)(2)(E) of the Code), unless the U.S. PFIC Holder has made certain elections in prior taxable years.

The material U.S. federal income tax consequences are described in “Certain Income Tax Consequences—Material U.S. Federal Income Tax Consequences” beginning on page 168.

Q:	What are the material Canadian federal income tax consequences?

A:	Holders of Kodiak common stock who are residents of Canada for purposes of the Income Tax Act (Canada) (the “ITA”) and hold their Kodiak common stock as capital property will be subject to tax under the ITA on any capital gain realized on the disposition of their shares of Kodiak common stock under the arrangement.

Holders of Kodiak common stock who are not residents of Canada for purposes of the ITA and hold their Kodiak common stock as capital property will not be subject to tax under the ITA on any capital gain realized on the disposition of their shares of Kodiak common stock under the arrangement.

The material Canadian federal income tax consequences are described in “Certain Income Tax Consequences—Material Canadian Federal Income Tax Consequences” beginning on page 178.

Q:	Do I have appraisal or dissenters’ rights in connection with the arrangement and the continuance?

A:	Under Delaware law, Whiting stockholders will not be entitled to exercise any appraisal rights in connection with the arrangement or the other transactions contemplated by the arrangement agreement.

Kodiak securityholders and shareholders will vote in respect of the arrangement resolution and the continuance resolution, respectively. Registered Kodiak shareholders are entitled to the dissent rights set out in Section 193 of the Business Corporations Act (Yukon Territory) (the “YBCA”) and to be paid the fair value of their common stock if such shareholder dissents to the continuance resolution in compliance with the YBCA and the continuance becomes effective. Registered Kodiak shareholders also have the right to dissent in respect of the arrangement resolution and to be paid the fair value, in cash, of the shares of Kodiak common stock in respect of which such registered Kodiak shareholder dissents in compliance with Division 2 of Part 8 of the Business Corporations Act (British Columbia) (the “BCBCA”), as modified by Article 4.1 of the plan of arrangement, the interim order and the final order.

For a more complete discussion of rights of dissenting Kodiak shareholders, see “The Arrangement—Appraisal / Dissenters’ Rights” beginning on page 101 and “The Arrangement Agreement—Dissenting Shares” beginning on page 107.

Q:	What if I hold Kodiak RSUs, options or restricted stock awards?

A:	Each Kodiak RSU, option or restricted stock award that is outstanding immediately prior to the completion of the arrangement (whether vested or unvested) will be assumed by Whiting and converted automatically at the effective time of the arrangement into an RSU, option, or restricted stock award, as applicable, (an “assumed award”) denominated in shares of Whiting common stock based on the exchange ratio and subject to terms and conditions substantially identical to those in effect at the effective time of the arrangement, except that:

•	the number of shares of Whiting common stock that will be subject to each assumed award will be determined by multiplying the number of shares of Kodiak common stock subject to such assumed award by the exchange ratio (rounded down to the nearest whole share); and

•	if applicable, the exercise or purchase price per share of each assumed award will equal the per share exercise or purchase price of each assumed award divided by the exchange ratio (rounded upwards to the nearest whole cent).

Q:	Whom should I contact if I have any questions about the proxy materials or voting?

A:	If you have any questions about the proxy materials or if you need assistance submitting your proxy or voting your shares or need additional copies of this joint proxy statement/circular or the enclosed proxy card, you should contact the proxy solicitor for the company in which you hold shares.

SUMMARY

This summary highlights selected information contained in this joint proxy statement/circular and does not contain all the information that may be important to you. Whiting and Kodiak urge you to read carefully this joint proxy statement/circular in its entirety, including the annexes. Additional, important information, which Whiting and Kodiak also urge you to read, is contained in the documents incorporated by reference into this joint proxy statement/circular. See “Where You Can Find More Information” beginning on page 186. Unless stated otherwise, all references in this joint proxy statement/circular to Whiting are to Whiting Petroleum Corporation, all references to Kodiak are to Kodiak Oil & Gas Corp. and all references to the arrangement agreement are to the arrangement agreement, dated as of July 13, 2014, by and among Whiting, 1007695 B.C. Ltd. and Kodiak, a copy of which is attached as Annex C to this joint proxy statement/circular. In addition, definitions for certain terms relating to the oil and gas business can be found in “Glossary of Certain Oil and Natural Gas Definitions.”

The Parties

Whiting

Whiting is an independent oil and gas company engaged in exploration, development, acquisition and production activities primarily in the Rocky Mountains and Permian Basin regions of the United States. Whiting’s largest projects are in the Bakken and Three Forks plays in North Dakota, the Niobrara play in northeast Colorado and its Enhanced Oil Recovery field in Texas. Since Whiting’s inception in 1980, it has built a strong asset base and achieved steady growth through property acquisitions, development and exploration activities. Whiting believes the combination of acquisitions, subsequent development and organic drilling provides it with a broad set of growth alternatives and allows it to direct its capital resources to what Whiting believes to be the most advantageous investments.

As of December 31, 2013, Whiting’s estimated proved reserves totaled 438.5 MMBOE. Whiting’s second quarter 2014 average daily production was 109.8 MBOE/d. For the six months ended June 30, 2014 and year ended December 31, 2013, Whiting had total revenues of approximately $1.6 billion and $2.8 billion and net income available to common shareholders of approximately $260.5 million and $365.5 million, respectively.

Whiting’s principal offices are located at 1700 Broadway, Suite 2300, Denver, Colorado 80290, and its telephone number is (303) 837-1661. Whiting common stock is listed on the NYSE, trading under the symbol “WLL.”

Kodiak

Kodiak is an independent energy company focused on the exploration, exploitation, acquisition and production of crude oil and natural gas in the United States. Kodiak has developed an oil and natural gas asset base of proved reserves, as well as a portfolio of development and exploratory drilling opportunities within a high-potential resource play. Kodiak’s oil and natural gas reserves and operations are concentrated in the Williston Basin of North Dakota.

As of December 31, 2013, Kodiak’s estimated proved reserves totaled 167.3 MMBOE. Kodiak’s second quarter 2014 average daily production was 38.3 MBOE/d. For the six months ended June 30, 2014 and year ended December 31, 2013, Kodiak had total revenues of approximately $557.1 million and $904.6 million and net income of approximately $50.3 million and $141.4 million, respectively.

Kodiak’s principal offices are located at 1625 Broadway, Suite 250, Denver, Colorado 80202, and its telephone number is (303) 592-8075. Kodiak common stock is listed on the NYSE, trading under the symbol “KOG.”

Whiting Canadian Sub

Whiting Canadian Sub, a wholly-owned subsidiary of Whiting, is a company organized and existing under the laws of British Columbia, Canada. Whiting Canadian Sub was incorporated for the purpose of effecting the arrangement and has not conducted any activities other than those incidental to its formation and the matters contemplated by the arrangement agreement.

The Arrangement

On July 13, 2014, Whiting, Whiting Canadian Sub and Kodiak entered into the arrangement agreement, which provides that, subject to the terms and conditions of the arrangement agreement and in accordance with the approval by the court under Division 5 of Part 9 of the BCBCA, Whiting Canadian Sub will acquire all of the outstanding shares of Kodiak and amalgamate with Kodiak to form one corporate entity with Kodiak surviving the amalgamation as a direct wholly-owned subsidiary of Whiting. The arrangement agreement also provides that prior to the completion of the arrangement and assuming the continuance resolution is approved by Kodiak shareholders, Kodiak will continue from the Yukon Territory to the Province of British Columbia.

Consideration to be Received in the Arrangement by Kodiak Shareholders

At the effective time of the arrangement, Kodiak shareholders will receive 0.177 shares of Whiting common stock for each share of Kodiak common stock. No fractional shares of Whiting common stock will be issued as part of the arrangement. Instead, where the aggregate number of Whiting common stock to be issued to a Kodiak shareholder as consideration would result in a fraction of securities of Whiting being issuable, the number of shares of Whiting common stock to be received by such Kodiak shareholder shall be rounded down to the nearest whole share of Whiting common stock. The exchange ratio is fixed and will not be adjusted to reflect changes in the stock price of either company before the arrangement is completed. Whiting stockholders will continue to own their existing shares of Whiting common stock, and the Whiting common stock will not be affected by the arrangement.

Treatment of Equity Awards

Kodiak

In connection with the arrangement, each RSU, option and restricted stock award relating to Kodiak common stock that is outstanding immediately prior to the completion of the arrangement (whether vested or unvested) will be assumed by Whiting and converted automatically at the effective time of the arrangement into an RSU, option, or restricted stock award, as applicable (an “assumed award”), denominated in shares of Whiting common stock based on the exchange ratio and subject to terms and conditions substantially identical to those in effect at the effective time of the arrangement, except that:

•	the number of shares of Whiting common stock that will be subject to each assumed award will be determined by multiplying the number of shares of Kodiak common stock subject to such assumed award by the exchange ratio (rounded down to the nearest whole share); and

•	if applicable, the exercise or purchase price per share of each assumed award will equal the per share exercise or purchase price of each assumed award divided by the exchange ratio (rounded upwards to the nearest whole cent).

Whiting

The arrangement will not affect Whiting’s outstanding equity awards. All such awards will remain outstanding subject to the same terms and conditions that are applicable prior to the arrangement.

Recommendations of the Whiting Board of Directors

After careful consideration, the Whiting board of directors recommends that holders of Whiting common stock vote “FOR” the share issuance proposal and “FOR” the Whiting adjournment proposal.

For a more complete description of Whiting’s reasons for the arrangement and the recommendations of the Whiting board of directors, see “The Arrangement—Whiting Recommendation and Reasons for the Arrangement” beginning on page 50.

Recommendations of the Kodiak Board of Directors

After careful consideration, the Kodiak board of directors recommends that Kodiak shareholders vote “FOR” the continuance resolution, Kodiak securityholders vote “FOR” the arrangement resolution, Kodiak shareholders vote “FOR” the arrangement-related compensation proposal and Kodiak shareholders vote “FOR” the Kodiak adjournment proposal.

For a more complete description of Kodiak’s reasons for the arrangement and the recommendation of the Kodiak board of directors, see “The Arrangement—Kodiak Recommendation and Reasons for the Arrangement” beginning on page  52.

Opinion of J.P. Morgan Securities LLC to the Whiting Board

In connection with the arrangement, J.P. Morgan Securities LLC (“J.P. Morgan”), rendered an opinion, dated July 13, 2014, to the Whiting board of directors as to the fairness, from a financial point of view and as of such date and based upon and subject to the factors, assumptions, limitations and qualifications set forth in such opinion, to Whiting of the exchange ratio. The full text of J.P. Morgan’s written opinion is attached to this joint proxy statement/circular as Annex G and is incorporated herein by reference. J.P. Morgan’s written opinion is addressed to the Whiting board of directors (in its capacity as such), is directed only to the exchange ratio and does not constitute a recommendation to any Whiting stockholder as to how such stockholder should vote with respect to the transactions contemplated by the arrangement agreement. For a more complete description of J.P. Morgan’s opinion, see “The Arrangement—Opinion of J.P. Morgan Securities LLC to the Whiting Board” beginning on page 56.

Opinion of Petrie Partners Securities, LLC to the Kodiak Board

On July 13, 2014, at a meeting of the Kodiak board of directors, Petrie Partners Securities, LLC (“Petrie Partners”) rendered its oral opinion, subsequently confirmed by delivery of a written opinion, that, as of July 13, 2014, and based upon and subject to the factors, procedures, assumptions, qualifications and limitations set forth in its opinion, the exchange ratio was fair, from a financial point of view, to the shareholders of Kodiak.

The full text of the written opinion of Petrie Partners, dated as of July 13, 2014, which sets forth, among other things, the procedures followed, assumptions made, matters considered and qualifications and limitations on the scope of review undertaken in rendering its opinion, is attached as Annex H to this joint proxy statement/circular and is incorporated by reference in its entirety into this joint proxy statement/circular. You are urged to read the opinion carefully and in its entirety. Petrie Partners’ opinion was addressed to, and provided for the information and benefit of, the Kodiak board of directors in connection with its evaluation of whether the exchange ratio was fair, from a financial point of view, to the shareholders of Kodiak. Petrie Partners’ opinion does not address the fairness of the proposed arrangement (for purposes of this joint proxy statement/circular, as defined in the arrangement agreement), or any consideration received in connection with the proposed arrangement, to the creditors or other constituencies of Kodiak, nor does it address the fairness of the amount or nature of any compensation to be paid or payable to any of the officers, directors or employees of Kodiak, or any class of such persons, whether relative to the exchange ratio or otherwise. Petrie Partners assumed that any modification to the structure of the arrangement would not vary in any respect material to its analysis. Petrie Partners’ opinion does not address the relative merits of the arrangement as compared to any other alternative business transaction or strategic alternative that might be available to Kodiak, nor does it address the underlying business decision of Kodiak to engage in the arrangement. Petrie Partners’ opinion does not constitute a recommendation to the Kodiak board of directors or to any other persons in respect of the arrangement, including as to how any holder of shares of voting common stock of Kodiak should act or vote in respect of any of the transactions contemplated by the arrangement agreement. Finally, Petrie Partners did not express any opinion as to the price at which shares of Kodiak or Whiting common stock will trade at any time. For a more complete description of Petrie Partners’ opinion, see “The Arrangement—Opinion of Petrie Partners Securities, LLC to the Kodiak Board” beginning on page 67.

Opinion of Credit Suisse Securities (USA) LLC to the Kodiak Board

On July 13, 2014, Credit Suisse Securities (USA) LLC (“Credit Suisse”) rendered its oral opinion to the Kodiak board of directors (which was subsequently confirmed in writing by delivery of Credit Suisse’s written opinion addressed to the Kodiak board of directors dated the same date) as to, as of July 13, 2014, the fairness, from a financial point of view, to the holders of Kodiak common stock of the exchange ratio in the arrangement pursuant to the arrangement agreement.

Credit Suisse’s opinion was directed to the Kodiak board of directors (in its capacity as such), and only addressed the fairness, from a financial point of view, to the holders of Kodiak common stock of the exchange ratio in the arrangement pursuant to the arrangement agreement and did not address any other aspect or implication (financial or otherwise) of the arrangement. The summary of Credit Suisse’s opinion in this joint proxy statement/circular is qualified in its entirety by reference to the full text of its written opinion, which is included as Annex I to this joint proxy statement/circular and sets forth the procedures followed, assumptions made, qualifications and limitations on the review undertaken and other matters considered by Credit Suisse in preparing its opinion. However, neither Credit Suisse’s written opinion nor the summary of its opinion and the related analyses set forth in this joint proxy statement/circular are intended to be, and they do not constitute, advice or a recommendation to any holder of Kodiak common stock as to how such holder should vote or act on any matter relating to the arrangement. See “The Arrangement—Opinion of Credit Suisse Securities (USA) LLC to the Kodiak Board” beginning on page 80.

Governance Following Completion of the Arrangement

The Whiting senior management team will lead the combined company after the completion of the arrangement. Lynn A. Peterson, the President and Chief Executive Officer and a director of Kodiak, and James E. Catlin, the Executive Vice President of Business Development and a director of Kodiak, will be appointed to the board of directors of Whiting at the completion of the arrangement for terms to expire at Whiting’s annual meetings in 2017 and 2016, respectively, and until their successors are duly elected and qualified.

Interests of Directors and Executive Officers of Kodiak in the Arrangement

You should be aware that some of the directors and executive officers of Kodiak have interests in the arrangement that are different from, or are in addition to, the interests of securityholders generally, including without limitation the following:

•	treatment of Kodiak equity awards held by directors and executive officers;

•	employment agreements that provide rights upon a “change of control” of Kodiak;

•	the anticipated appointment of Lynn Peterson and James Catlin as directors of Whiting following the arrangement; and

•	the indemnification of Kodiak’s directors and executive officers by Whiting.

Except as disclosed herein, no informed person of Kodiak (as defined in NI 51-102) or any associate or affiliate of any informed person has or had any material interest, direct or indirect, in any transaction since the commencement of Kodiak’s most recently completed financial year or any proposed transaction that has materially affected or would materially affect Kodiak.

For a further discussion of the interests of Kodiak directors and executive officers in the arrangement, see “The Arrangement—Interests of Directors and Executive Officers of Kodiak in the Arrangement” beginning on page 93.

Material U.S. Federal Income Tax Consequences

It is a condition to the obligation of both Whiting and Kodiak to complete the arrangement that Whiting receive a written opinion from Foley & Lardner LLP, counsel to Whiting, dated as of the closing date, to the effect that for U.S. federal income tax purposes the Arrangement Transactions should (i) be treated as a single integrated transaction for U.S. federal income tax purposes and (ii) qualify as a “reorganization” within the meaning of Section 368(a)(1)(A) and 368(a)(2)(E) of the Code (the “intended U.S. tax treatment”). Kodiak agreed to use commercially reasonable efforts to cause Dorsey & Whitney LLP, counsel to Kodiak, to deliver a written opinion to Kodiak dated as of the closing date, to the effect that for U.S. federal income tax purposes the Arrangement Transactions should (i) be treated as a single integrated transaction for U.S. federal income tax purposes and (ii) qualify as a “reorganization” within the meaning of Section 368(a)(1)(A) and 368(a)(2)(E) of the Code. The delivery of this opinion is not a condition to the closing of the arrangement.

Provided that the Arrangement Transactions so qualify, a U.S. Holder of Kodiak common stock will not recognize any gain or loss for U.S. federal income tax purposes upon the exchange of the holder’s shares of Kodiak common stock for shares of Whiting common stock in the Arrangement Transactions.

The discussion of U.S. federal income tax consequences of the arrangement contained in this joint proxy statement/circular (see “Certain Income Tax Consequences—Material U.S. Federal Income Tax Consequences” beginning on page 168) is intended to provide only a general summary and is not a complete analysis or description of all potential U.S. federal income tax consequences of the arrangement. The discussion does not address tax consequences that may vary with, or are contingent on, individual circumstances. In addition, it does not address the effects of any foreign, state or local tax laws.

Kodiak shareholders are strongly urged to consult with their tax advisors regarding the tax consequences of the arrangement to them, including the effects of U.S. federal, state, local, foreign and other tax laws.

For a further discussion of the U.S. federal income tax consequences, see “Certain Income Tax Consequences—Material U.S. Federal Income Tax Consequences” beginning on page 168.

Material Canadian Federal Income Tax Consequences

Holders of Kodiak common stock who are residents of Canada for purposes of the ITA and hold their shares of Kodiak common stock as capital property will be subject to tax under the ITA on any capital gain realized on the disposition of their shares of Kodiak common stock under the arrangement.

Holders of Kodiak common stock who are not residents of Canada for purposes of the ITA and hold their shares of Kodiak common stock as capital property will not be subject to tax under the ITA on any capital gain realized on the disposition of their shares of Kodiak common stock under the arrangement.

The material Canadian federal income tax consequences are described in “Certain Income Tax Consequences—Material Canadian Federal Income Tax Consequences” beginning on page 178. Tax matters are complicated and the tax consequences of the arrangement to you will depend upon the facts of your particular circumstances. Because particular circumstances may differ, Kodiak shareholders should consult with their tax advisors as to the specific Canadian tax consequences of the arrangement for them.

For a further discussion of the Canadian federal income tax consequences, see “Certain Income Tax Consequences—Material Canadian Federal Income Tax Consequences” beginning on page 178.

Accounting Treatment of the Arrangement

The arrangement will be accounted for as an acquisition of Kodiak by Whiting under the acquisition method of accounting in accordance with accounting principles generally accepted in the United States.

Court Approval Required for the Arrangement

The arrangement requires approval by the court under Division 5 of Part 9 of the BCBCA. Prior to the mailing of this joint proxy statement/circular, Kodiak obtained the interim order providing for the calling and holding of a special meeting of Kodiak securityholders and other procedural matters (the “interim order”). A copy of the interim order is attached hereto as Annex E.

Subject to the approval of the arrangement resolution by Kodiak securityholders at the Kodiak special meeting, the hearing in respect of the final order is expected to take place on or about [                    ], 2014, or as soon thereafter as is reasonably practicable. A copy of the notice of hearing of petition for final order is attached hereto as Annex F.

Any Kodiak securityholder or other person who wishes to participate, to appear, or to be represented, and to present evidence or arguments at the hearing must serve and file a response to petition (a “response”) no later than [                    ], 2014 and satisfy the other requirements of the court, as directed in the interim order and the notice of hearing of petition for final order appended hereto as Annex E and Annex F, respectively, and as the court may direct in the future. The court will consider, among other things, the fairness and reasonableness of the arrangement and the rights of every person affected. The court may approve the arrangement in any manner the court may direct, subject to compliance with such terms and conditions, if any, as the court deems fit. The court has further been advised that the final order granted by the court will constitute the basis for the exemption from the registration requirements of the U.S. Securities Act of 1933 (“Securities Act”) provided by Section 3(a)(10) thereof with respect to the Whiting common stock, RSUs, options and restricted stock awards to be issued pursuant to the arrangement.

Although Kodiak’s objective is to complete the arrangement as soon as possible after the Kodiak special meeting, the completion could be delayed for a number of reasons, including, but not limited to, an objection before the court at the hearing of the application for the final order or any delay in obtaining any required approvals. Whiting and Kodiak may determine not to complete the arrangement without prior notice to or action on the part of Kodiak securityholders. See “The Arrangement Agreement—Termination of Arrangement Agreement” beginning on page 118.

For a more complete discussion of court approval matters relating to the arrangement, see “The Arrangement—Court Approval of the Arrangement and Completion of the Arrangement” beginning on page 99.

Regulatory Approvals Required for the Arrangement

The arrangement is subject to the requirements of the HSR Act, which prevents Whiting and Kodiak from completing the arrangement until the waiting period under the HSR Act is terminated or expires. On July 25, 2014, Whiting and Kodiak filed the requisite notification and report forms under the HSR Act with the Antitrust Division of the Department of Justice (the “DOJ”) and the Federal Trade Commission (the “FTC”). Early termination of the waiting period under the HSR Act was granted on August 5, 2014.

For a more complete discussion of regulatory matters relating to the arrangement, see “The Arrangement—Regulatory Approvals Required for the Arrangement” beginning on page 100.

Dissenters’ Rights

Registered Kodiak shareholders are entitled to the dissent rights set out in Section 193 of the YBCA and to be paid the fair value of their common stock if such shareholder dissents to the continuance resolution in compliance with the YBCA and the continuance becomes effective.

Registered Kodiak shareholders also have the right to dissent in respect of the arrangement resolution and, if the arrangement becomes effective, to be paid the fair value, in cash, of the shares of Kodiak common stock in respect of which such registered Kodiak shareholder dissents in compliance with Division 2 of Part 8 of the BCBCA, as modified by Article 4.1 of the plan of arrangement, the interim order and the final order.

For a more complete discussion of rights of dissenting Kodiak shareholders, see “The Arrangement—Appraisal / Dissenters’ Rights” beginning on page 101 and “The Arrangement Agreement—Dissenting Shares” beginning on page 107.

Litigation Relating to the Arrangement

In connection with the arrangement, six purported class action lawsuits have been filed on behalf of Kodiak shareholders in the United States District Court for the District of Colorado and one purported class action lawsuit has been filed on behalf of Kodiak shareholders in Denver District Court, State of Colorado. It is possible that other related suits could subsequently be filed. The allegations in the seven lawsuits are similar. They purport to be brought as class actions on behalf of all shareholders of Kodiak. The complaints name as defendants the individual members of the Kodiak board of directors, Whiting and Whiting Canadian Sub and list Kodiak as a nominal party or a defendant. Additionally, one complaint lists James Henderson, Kodiak’s Chief Financial Officer, as a defendant. The complaints allege that the Kodiak board of directors breached its fiduciary duties to Kodiak shareholders by, among other things, failing to engage in a fair sale process before approving the arrangement and to maximize shareholder value in connection with the arrangement. Specifically, the complaints allege that the Kodiak board of directors undervalued Kodiak in connection with the arrangement and that the Kodiak board of directors agreed to certain deal protection mechanisms that precluded Kodiak from obtaining competing offers. The seven complaints also allege that Whiting and Whiting Canadian Sub aided and abetted the alleged breaches of the fiduciary duties of the Kodiak board of directors. The complaints seek, among other things, injunctive relief preventing the closing of the arrangement, rescission of the arrangement or an award of rescissory damages to the purported class in the event that the arrangement is consummated, and damages, including counsel fees and expenses. Whiting and Kodiak believe each lawsuit is without merit.

For a more complete discussion of litigation relating to the arrangement, see “The Arrangement—Litigation Relating to the Arrangement” beginning on page 105.

Conditions to Completion of the Arrangement

The respective obligations of Kodiak and Whiting to complete the arrangement are subject to the satisfaction of the following conditions:

•	the Whiting common stock, RSUs, options and restricted stock awards to be issued pursuant to the arrangement will be (i) either exempt from registration requirements under the Securities Act pursuant to Section 3(a)(10) or registered pursuant to an effective registration statement and (ii) exempt from prospectus and registration requirements of applicable Canadian securities laws;

•	the continuance resolution and the arrangement resolution have been approved by the Kodiak shareholders and securityholders, respectively;

•	the interim order and the final order have been received;

•	evidence that Kodiak effected the continuance from the Yukon Territory to British Columbia;

•	the share issuance proposal has been approved by the Whiting stockholders;

•	the shares of Whiting common stock to be issued pursuant to the arrangement have been approved for listing on the New York Stock Exchange, subject to official notice of issuance;

•	no law or order has been enacted, entered, promulgated, adopted, issued or enforced by any governmental entity that has the effect of making illegal or otherwise prohibiting the consummation of the transactions contemplated by the arrangement agreement;

•	Whiting has received an opinion of Foley & Lardner LLP to the effect that the Arrangement Transactions should qualify for the intended U.S. tax treatment;

•	the other party’s representations and warranties regarding capitalization are correct and complete (other than de minimis inaccuracies) and the other party’s other representations and warranties, when read without regard to materiality qualifications, are correct and complete, except where such failures of such representations and warranties to be true and correct in all respects, individually or in the aggregate, have not and would not reasonably be expected to have a material adverse effect (as defined in “The Arrangement Agreement—Representations and Warranties” beginning on page 117) on such party;

•	the other party has performed in all material respects all obligations and complied in all material respects with all covenants required by the arrangement agreement to be performed or complied with at or prior to the closing of the arrangement;

•	no event, change, effect, condition, fact or circumstance has occurred after the date of the arrangement agreement that, individually or in the aggregate, has had or would reasonably be expected to have a material adverse effect on the other party; and

•	the other party has delivered a certification stating that certain conditions are satisfied.

The obligation of Whiting to complete the arrangement is further subject to the satisfaction or waiver of the following conditions:

•	the total number of shares of Kodiak common stock with respect to which dissent rights have been properly exercised and not withdrawn have not exceeded 5% of the outstanding shares of Kodiak common stock as of the closing date; and

•	no claim, action, suit, arbitration, proceeding, investigation or inquiry has been commenced by any governmental entity against Whiting, Kodiak or any of their respective subsidiaries with respect to the transactions contemplated by the arrangement agreement.

The obligation of Kodiak to complete the arrangement is further subject to the satisfaction or waiver of the following condition:

•	Lynn A. Peterson and James E. Catlin have been appointed to serve as directors of Whiting effective at the completion of the arrangement; provided if either is unable to serve as a director of Whiting, Kodiak’s board of directors shall be able to designate a substitute individual reasonably acceptable to Whiting (and after giving effect to these appointments, the board of directors of Whiting shall consist of a total of not more than ten directors).

Other than the receipt of an opinion from Foley & Lardner LLP by Whiting noted above, the conditions set forth in the arrangement agreement may be waived by Whiting or Kodiak. For a more complete discussion of the conditions to the arrangement, see “The Arrangement Agreement—Conditions” beginning on page 108.

Timing of the Arrangement

The arrangement is expected to be completed in the fourth quarter of 2014. However, it is possible that factors outside of each company’s control could require them to complete the arrangement at a later time or not to complete it at all.

No Solicitation of Other Offers

In the arrangement agreement, subject to certain exceptions, each of Whiting and Kodiak has agreed that it will not, directly or indirectly:

•	solicit, initiate, cause, knowingly encourage, or knowingly facilitate, any inquiries or the making of any proposal that constitutes or is reasonably likely to lead to a takeover proposal (as described in the section entitled “The Arrangement Agreement—Covenants—No Solicitation of Other Offers” beginning on page 111);

•	participate in any discussion or negotiations regarding a takeover proposal; or

•	furnish any information in connection with or in furtherance of a takeover proposal.

The arrangement agreement includes customary exceptions such that, prior to obtaining shareholder approval, the parties may engage in negotiations regarding and, subject to complying with certain specified procedures and, in certain circumstances, a payment of a termination fee and/or reimbursement of expenses as described below, the applicable party’s board of directors may change its recommendation of the transaction in light of, or terminate the arrangement agreement to enter into an agreement for, an unsolicited takeover proposal that is determined to be a “superior proposal,” in each case, to the extent necessary to do so to comply with applicable fiduciary duties.

For a discussion of the limitations on solicitation of takeover proposals from third parties, see “The Arrangement Agreement—Covenants—No Solicitation of Other Offers” beginning on page 111.

Termination of the Arrangement Agreement and Termination Fees

The arrangement agreement may be terminated in any of the following ways:

•	by mutual written consent of Whiting and Kodiak;

•	by either Whiting or Kodiak if:

•	a law or order has been enacted, entered or promulgated prohibiting or permanently restraining the consummation of the transactions contemplated by the arrangement agreement;

•	the arrangement has not been consummated on or prior to the date that is 180 days after the date of the arrangement agreement, unless the failure to complete the arrangement is the result of breach of the arrangement agreement in any material respect by the party seeking to terminate the arrangement agreement;

•	the other party has breached or failed to perform in any material respect any of its representations, warranties or covenants contained in the arrangement agreement, such breach or failure to perform would result in any condition precedent not being satisfied and the breach is incapable of being cured within 30 days after receiving written notice of such breach or has not been cured within such 30-day time period;

•	the approval of the continuance resolution by the Kodiak shareholders or the arrangement resolution by the Kodiak securityholders is not obtained;

•	the interim order or the final order is not obtained from the court;

•	the approval of the share issuance proposal by the Whiting stockholders is not obtained;

•	the other party has materially breached its covenants set forth under “The Arrangement Agreement—Covenants—No Solicitation of Other Offers” beginning on page 111 and “The Arrangement Agreement—Covenants—Change of Board Recommendations or Termination of Arrangement Agreement for Superior Proposal” beginning on page 112;

•	the board of directors of a party has failed to make its recommendation to approve the arrangement or has changed its recommendation; and

•	the board of directors of a party has recommended to its shareholders any takeover proposal or superior proposal or has entered into an agreement relating to such.

The arrangement agreement provides that, upon a termination of the arrangement agreement under specified circumstances, Kodiak is required to pay a termination fee equal to $130.0 million to Whiting plus reimbursement of up to $10.0 million of Whiting’s expenses and, alternatively, Whiting is required to pay a termination fee equal to $130.0 million to Kodiak plus reimbursement of up to $10.0 million of Kodiak’s expenses. If the arrangement agreement is terminated due to the failure to obtain the Whiting stockholder approval of the share issuance proposal, Whiting would be required to reimburse up to $10.0 million of Kodiak’s expenses; and if the arrangement agreement is terminated due to the failure to obtain the Kodiak shareholder approval of the continuation resolution or Kodiak securityholder approval of the arrangement resolution, Kodiak would be required to reimburse up to $10.0 million of Whiting’s expenses.

For a more detailed discussion of each party’s termination rights and the related termination fee, see “The Arrangement Agreement—Termination of Arrangement Agreement” beginning on page 118.

Matters to be Considered at the Special Meetings

Whiting

At the Whiting special meeting, Whiting stockholders will be asked to consider and vote upon:

•	the share issuance proposal; and

•	the Whiting adjournment proposal.

Whiting stockholder approval of the share issuance proposal is required to complete the arrangement.

Approval of the share issuance proposal requires the affirmative vote of the holders of a majority of the voting power of the shares of Whiting common stock represented in person or by proxy.

Approval of the Whiting adjournment proposal requires the affirmative vote of the holders of a majority of the voting power of the shares of Whiting common stock represented in person or by proxy.

The Whiting board of directors recommends that Whiting stockholders vote “FOR” all of the proposals set forth above, as more fully described under “Whiting Proposals” beginning on page 128.

Kodiak

At the Kodiak special meeting, Kodiak shareholders and securityholders will be asked to consider and vote upon:

•	for Kodiak shareholders, the continuance resolution;

•	for Kodiak securityholders, the arrangement resolution;

•	for Kodiak shareholders, the arrangement-related compensation proposal; and

•	for Kodiak shareholders, the Kodiak adjournment proposal.

Kodiak shareholder approval of the continuance resolution and Kodiak securityholder approval of the arrangement resolution is required to complete the arrangement.

Approval of the continuance resolution requires the affirmative vote of holders of at least two-thirds of the votes cast on the continuance resolution by those holders of Kodiak common stock present in person or represented by proxy.

Approval of the arrangement resolution requires the (i) affirmative vote of the holders of at least two-thirds of the votes cast on the arrangement resolution by those holders of Kodiak common stock present in person or represented by proxy, voting as one class, and (ii) affirmative vote of at least two-thirds of the votes cast on the arrangement resolution by those holders of Kodiak common stock and holders of Kodiak RSUs, options and restricted stock awards present in person or represented by proxy together voting as another class, with each Kodiak RSU, option and restricted stock award entitling the holder thereof to that number of votes equal to the number of shares of Kodiak common stock issuable upon the valid exercise of an option, or the valid settlement of an RSU or restricted stock award, as applicable.

Approval of the arrangement-related compensation proposal requires that the votes cast in favor of such proposal exceed the votes cast against such proposal.

Approval of the Kodiak adjournment proposal requires that the votes cast in favor of such proposal exceed the votes cast against such proposal.

The Kodiak board of directors recommends that Kodiak stockholders vote “FOR” all of the proposals set forth above and that the Kodiak securityholders vote “FOR” the arrangement resolution, as more fully described under “Kodiak Proposals” beginning on page 135.

Risk Factors

You should also carefully consider the risks that are described in the section entitled “Risk Factors” beginning on page 30.

Whiting Selected Historical Financial Data

Whiting’s consolidated statements of income and statements of cash flows information for the years ended December 31, 2011, 2012 and 2013 and Whiting’s consolidated balance sheet information at December 31, 2012 and 2013 are derived from Whiting’s audited consolidated financial statements incorporated by reference into this joint proxy statement/circular. Whiting’s consolidated statements of income and statements of cash flows information for the years ended December 31, 2009 and 2010 and Whiting’s consolidated balance sheet information at December 31, 2009, 2010 and 2011 are derived from Whiting’s audited consolidated financial statements that are not included or incorporated by reference into this joint proxy statement/circular. Whiting’s consolidated statements of income and statements of cash flows information for the six months ended June 30, 2013 and 2014 and the consolidated balance sheet information at June 30, 2014 have been derived from Whiting’s unaudited consolidated financial statements incorporated by reference into this joint proxy statement/circular. Whiting’s historical results include the results from Whiting’s proved property acquisitions beginning on the following dates: properties in North Dakota and Montana, September 20, 2013; properties in Colorado, September 1, 2010; and additional interests in properties in North Ward Estes, November 1, 2009 and October 1, 2009. In addition, Whiting’s historical results also include the effects of Whiting’s proved property divestitures beginning on the following dates: properties in the Postle field, April 1, 2013; and properties in Texas, October 1, 2013. This information is only a summary and you should read it in conjunction with Whiting’s consolidated financial statements and related notes incorporated by reference in this joint proxy statement/circular. The consolidated financial data may not be indicative of future performance.

	Year Ended December 31,					Six Months Ended June 30,
	2009	2010	2011	2012	2013	2013	2014
	(in millions, except per share data)
Consolidated Statements of Income Information:
Revenues and other income:
Oil, NGL and natural gas sales	$917.5	$1,475.3	$1,860.1	$2,137.7	$2,666.5	$1,257.0	$1,547.0
Gain (loss) on hedging activities	38.8	23.2	8.8	2.3	(1.9)	(0.6)	—
Amortization of deferred gain on sale	16.6	15.6	13.9	29.5	31.7	15.9	15.2
Gain on sale of properties	5.9	1.4	16.3	3.4	128.6	3.4	12.4
Interest income and other	0.6	0.6	0.5	0.5	3.4	1.2	1.3

Total revenues and other income	979.4	1,516.1	1,899.6	2,173.4	2,828.3	1,276.9	1,575.9

Costs and expenses:
Lease operating	237.3	268.3	305.5	376.4	430.2	205.0	233.1
Production taxes	64.7	103.9	139.2	171.6	225.4	105.1	128.9
Depreciation, depletion and amortization	394.8	393.9	468.2	684.7	891.5	424.6	503.8
Exploration and impairment	73.0	59.4	84.6	167.0	453.2	80.7	73.6
General and administrative	42.3	64.7	85.0	108.6	138.0	58.1	67.9
Interest expense	64.6	59.1	62.5	75.2	112.9	44.6	81.2
Loss on early extinguishment of debt	—	6.2	—	—	4.4	—	—
Change in Production Participation Plan liability	3.3	12.1	(0.9)	13.8	(7.0)	12.1	—
Commodity derivative (gain) loss, net	262.2	7.1	(24.8)	(85.9)	7.8	1.1	50.6

Total costs and expenses	1,142.2	974.7	1,119.3	1,511.4	2,256.4	931.2	1,139.1

	Year Ended December 31,					Six Months Ended June 30,
	2009	2010	2011	2012	2013	2013	2014
	(in millions, except per share data)
Income (loss) before taxes	(162.8)	541.4	780.3	662.0	571.9	345.7	436.8
Income tax expense (benefit)	(55.9)	204.8	288.7	247.9	205.9	124.5	176.3

Net income (loss)	(106.9)	336.7	491.6	414.1	366.0	221.2	260.5
Net loss attributable to noncontrolling interest	—	—	0.1	0.1	0.1	—	—

Net income (loss) available to shareholders	(106.9)	336.7	491.7	414.2	366.1	221.2	260.5
Preferred stock dividends(1)	(10.3)	(64.0)	(1.1)	(1.1)	(0.5)	(0.5)	—

Net income (loss) available to common shareholders	$(117.2)	$272.7	$490.6	$413.1	$365.5	$220.7	$260.5

Earnings (loss) per common share, basic(2)	$(1.18)	$2.57	$4.18	$3.51	$3.09	$1.87	$2.19

Earnings (loss) per common share, diluted(2)	$(1.18)	$2.55	$4.14	$3.48	$3.06	$1.86	$2.17

Other Financial Information:
Net cash provided by operating activities	$453.8	$997.3	$1,192.1	$1,401.2	$1,744.7	$740.2	$891.7
Net cash used in investing activities	$(523.5)	$(914.6)	$(1,760.0)	$(1,780.3)	$(1,902.5)	$(1,203.1)	$(1,322.1)
Net cash provided by (used in) financing activities	$72.1	$(75.7)	$564.8	$408.1	$812.4	$441.4	$(41.9)
Capital expenditures	$585.8	$923.8	$1,804.3	$2,171.5	$2,772.7	$1,370.6	$1,201.5
Consolidated Balance Sheet Information:
Total assets	$4,029.5	$4,648.8	$6,045.6	$7,272.4	$8,833.5		$9,359.0
Long-term debt	$779.6	$800.0	$1,380.0	$1,800.0	$2,653.8		$2,653.5
Total equity(3)	$2,270.1	$2,531.3	$3,029.1	$3,453.2	$3,836.7		$4,097.1

(1)	The year ended December 31, 2010 includes a cash premium of $47.5 million for the induced conversion of Whiting’s 6.25% perpetual preferred stock.
(2)	On January 26, 2011, Whiting’s board of directors approved a two-for-one split of Whiting’s shares of common stock to be effected in the form of a stock dividend effective February 22, 2011. Earnings (loss) per common share, basic and diluted for periods prior to February 2011 have been retroactively adjusted to reflect the stock split.
(3)	No cash dividends were declared or paid on Whiting’s common stock during the periods presented.

Whiting Historical Operating and Reserve Data

The following table presents summary information regarding Whiting’s historical operating data for the years ended December 31, 2009, 2010, 2011, 2012 and 2013 and the six month periods ended June 30, 2013 and 2014 and Whiting’s estimated net proved oil and natural gas reserves as of December 31, 2009, 2010, 2011, 2012 and 2013. The reserve estimates presented in the table below are based on reports prepared by Cawley Gillespie & Associates, Inc., independent reserve engineers.

	Year Ended December 31,					Six Months Ended June 30,
	2009	2010	2011	2012	2013	2013	2014
Operating Data:
Net production:
Oil (MMBbl)	13.9	17.5	18.3	23.1	27.0	13.0	15.3
NGLs (MMBbl)	1.5	1.5	2.1	2.8	2.8	1.4	1.4
Natural gas (Bcf)	29.3	27.4	26.4	25.8	26.9	13.0	13.9
Total production (MMBOE)	20.3	23.6	24.8	30.2	34.3	16.5	19.0

Net sales (in millions)
Oil(1)	$761.4	$1,268.2	$1,621.5	$1,940.5	$2,443.7	$1,148.1	$1,388.5
NGLs	46.2	74.0	108.6	108.9	114.0	56.5	65.2
Natural gas(1)	109.9	133.1	130.0	88.3	108.8	52.4	93.3

Total oil, NGL and natural gas sales	$917.5	$1,475.3	$1,860.1	$2,137.7	$2,666.5	$1,257.0	$1,547.0

Average sales prices:
Oil (per Bbl)(1)	$54.80	$72.61	$88.61	$83.86	$90.39	$88.65	$91.04
Effect of oil hedges on average price (per Bbl)	(0.47)	(1.47)	(1.67)	(1.25)	(1.13)	(0.95)	(0.38)

Oil net of hedging (per Bbl)	$54.33	$71.14	$86.94	$82.61	$89.26	$87.70	$90.66

Average NYMEX price (per Bbl)	$61.93	$79.55	$95.14	$94.19	$98.00	$94.28	$100.81

NGLs (per Bbl)	$31.07	$47.33	$52.38	$39.36	$40.41	$40.20	$45.47

Natural gas (per Mcf)(1)	$3.75	$4.86	$4.92	$3.42	$4.04	$4.04	$6.73
Effect of natural gas hedges on average price (per Mcf)	0.05	0.04	0.04	0.06	—	—	—

Natural gas net of hedging (per Mcf)	$3.80	$4.90	$4.96	$3.48	$4.04	$4.04	$6.73

Average NYMEX price (per Mcf)	$3.99	$4.39	$4.04	$2.79	$3.66	$3.72	$4.80

Cost and expenses (per BOE):
Lease operating expenses	$11.71	$11.37	$12.33	$12.46	$12.53	$12.41	$12.27
Production taxes	$3.19	$4.40	$5.62	$5.68	$6.56	$6.36	$6.79
Depreciation, depletion and amortization expense	$19.48	$16.69	$18.89	$22.67	$25.96	$25.70	$26.52
General and administrative expenses	$2.09	$2.74	$3.43	$3.59	$4.02	$3.52	$3.57

(1)	Before consideration of hedging transactions

	Year Ended December 31,
	2009	2010	2011	2012	2013

Reserve Data:(1)
Total estimated proved developed reserves:
Oil (MBbl)	129,104	160,088	180,975	190,845	198,204
NGLs (MBbl)	15,709	18,321	22,109	24,204	23,721
Natural gas (MMcf)	178,782	220,530	211,297	160,893	183,129
Total (MBOE)	174,610	215,164	238,300	241,864	252,446
Total estimated proved reserves(2):
Oil (MBbl)	193,294	224,196	260,144	301,285	347,421
NGLs (MBbl)	30,502	30,082	37,609	40,098	44,869
Natural gas (MMcf)	307,393	303,544	284,975	224,264	277,514
Total (MBOE)	275,029	304,869	345,249	378,760	438,542
Standardized measure of discounted future net cash flows (in millions)	$2,343.5	$3,667.6	$5,272.5	$5,407.0	$6,593.9
Total estimated probable reserves(2):
Oil (MBbl)	45,274	49,638	57,128	84,982	109,268
NGLs (MBbl)	13,549	15,068	13,706	11,922	22,330
Natural gas (MMcf)	181,889	212,201	210,874	109,582	267,555
Total (MBOE)	89,138	100,073	105,979	115,168	176,191
Total estimated possible reserves(2):
Oil (MBbl)	134,653	146,313	129,066	123,179	137,223
NGLs (MBbl)	31,987	36,702	34,987	21,936	24,607
Natural gas (MMcf)	184,910	204,765	187,212	156,382	163,780
Total (MBOE)	197,458	217,142	195,255	171,178	189,127

(1)	Oil and gas reserve quantities and related discounted future net cash flows have been derived from oil and gas prices calculated using an average of the first-day-of-the month price for each month within the 12 months ended December 31, 2009, 2010, 2011, 2012 and 2013, respectively, pursuant to current U.S. Securities and Exchange Commission and Financial Accounting Standards Board guidelines.
(2)	Proved, probable and possible reserves are defined under the heading “Glossary of Certain Oil and Natural Gas Definitions” beginning on page 188.

Kodiak Selected Historical Financial Data

Kodiak’s consolidated statements of income and statements of cash flows information for the years ended December 31, 2011, 2012 and 2013 and Kodiak’s consolidated balance sheet information at December 31, 2012 and 2013 are derived from Kodiak’s audited consolidated financial statements incorporated by reference into this joint proxy statement/circular. Kodiak’s consolidated statements of income and statements of cash flows information for the years ended December 31, 2009 and 2010 and Kodiak’s consolidated balance sheet information at December 31, 2009, 2010 and 2011 are derived from Kodiak’s audited consolidated financial statements that are not included or incorporated by reference into this joint proxy statement/circular. Kodiak’s consolidated statements of income and statements of cash flows information for the six months ended June 30, 2013 and 2014 and the consolidated balance sheet information at June 30, 2014 have been derived from Kodiak’s unaudited consolidated financial statements incorporated by reference into this joint proxy statement/circular. This information is only a summary and you should read it in conjunction with Kodiak’s consolidated financial statements and related notes incorporated by reference in this joint proxy statement/circular. The consolidated financial data may not be indicative of future performance.

	Year Ended December 31,					Six Months Ended June 30,
	2009	2010	2011	2012	2013	2013	2014
	(in millions, except per share data)
Consolidated Statements of Income Information:
Revenues and other income:
Oil sales	$10.7	$30.2	$115.7	$390.4	$858.2	$319.2	$515.1
Gas sales	0.6	0.7	4.3	18.3	46.4	19.3	41.9
Gain (loss) on commodity price risk management activities, net	—	(6.1)	(20.1)	44.6	(45.0)	6.9	(81.1)
Interest expense, net	—	—	(18.9)	(22.9)	(74.2)	(29.6)	(50.1)
Other income	—	—	1.3	3.7	3.5	0.7	0.1

Total revenues and other income	11.3	24.8	82.3	434.1	788.9	316.5	425.9

Operating expenses:
Oil and gas production	2.2	6.8	26.9	85.5	190.4	73.5	129.2
Depletion, depreciation, amortization and accretion	3.2	8.2	32.0	155.7	317.2	119.8	188.7
General and administrative	8.5	12.2	19.5	34.5	47.3	20.6	26.7

Total operating expenses	13.9	27.2	78.4	275.7	554.9	213.9	344.6

Income (loss) before income taxes	(2.6)	(2.4)	3.9	158.4	234.0	102.6	81.3
Income tax expense	—	—	—	26.8	92.6	38.9	31.0

Net income (loss)	$(2.6)	$(2.4)	$3.9	$131.6	$141.4	$63.7	$50.3

Earnings (loss) per common share, basic	$(0.02)	$(0.02)	$0.02	$0.50	$0.53	$0.24	$0.19

Earnings (loss) per common share, diluted	$(0.02)	$(0.02)	$0.02	$0.49	$0.53	$0.24	$0.19

Other Financial Information:
Net cash provided by operating activities	$9.4	$10.3	$53.9	$272.7	$553.6	$232.9	$346.6
Net cash used in investing activities	$(28.2)	$(200.0)	$(590.7)	$(1,348.1)	$(1,719.1)	$(580.6)	$(403.6)
Net cash provided by financing activities	$36.1	$266.0	$517.2	$1,017.9	$1,141.6	$337.7	$68.1
Total capital expenditures	$27.2	$85.3	$275.5	$838.5	$1,020.0	$504.8	$441.1
Consolidated Balance Sheet Information:
Total assets	$79.7	$369.9	$1,699.5	$2,373.6	$3,923.8		$4,125.1
Long-term debt	$—	$40.0	$750.0	$1,100.6	$2,263.0		$2,329.6
Total stockholders’ equity	$69.9	$299.0	$839.7	$1,035.9	$1,193.1		$1,255.4

Kodiak Historical Operating and Reserve Data

The following table presents summary information regarding Kodiak’s historical operating data for the years ended December 31, 2009, 2010, 2011, 2012 and 2013 and the six month periods ended June 30, 2013 and 2014 and Kodiak’s estimated net proved oil and natural gas reserves as of December 31, 2009, 2010, 2011, 2012 and 2013. The reserve estimates presented in the table below are based on reports prepared by Netherland, Sewell & Associates, Inc., independent reserve engineers.

	Year Ended December 31,					Six Months Ended June 30,
	2009	2010	2011	2012	2013	2013	2014
Operating Data:
Sales volume:
Oil (MMBbl)	0.2	0.4	1.3	4.7	9.4	3.6	5.7
Gas (Bcf)	0.2	0.2	0.5	3.3	7.2	3.1	5.0

Sales volumes (MMBOE)(2)	0.2	0.5	1.4	5.3	10.6	4.1	6.5
Sales price:
Oil ($/Bbl)	$58.35	$69.89	$86.05	$83.00	$90.92	$89.81	$90.26
Gas ($/Mcf)(1)	$2.84	$4.81	$8.22	$5.53	$6.40	$6.31	$8.34
Production costs ($/Sales BOE):
Lease operating expenses	$4.25	$7.03	$8.67	$6.04	$6.48	$6.61	$8.42
Production and property taxes	$5.50	$7.49	$9.04	$8.34	$9.17	$8.92	$9.01
Depletion, depreciation, amortization and abandonment liability accretion expense	$14.40	$17.92	$22.40	$29.62	$29.80	$29.47	$28.83
General and administrative expense	$38.86	$26.53	$13.62	$6.57	$4.44	$5.08	$4.08

Reserve Data:
Proved developed reserves:
Oil (MBbl)	1,170	3,756	13,179	36,158	63,934
Gas (MMcf)	1,455	3,653	8,957	41,870	78,823
Total proved reserves:
Oil (MBbl)	3,817	10,010	35,576	80,930	138,257
Gas (MMcf)	3,849	8,960	25,539	83,124	173,985
Total proved oil equivalents (MBOE)(2)	4,458	11,504	39,832	94,784	167,255
Present value of estimated future net revenues after income taxes, discounted at 10% (in millions)(3)	$39.1	$154.6	$660.0	$1,608.5	$2,782.8

(1)	Average gas price received at the wellhead includes proceeds from natural gas liquids under percentage of proceeds contracts.
(2)	Kodiak converts Mcf of gas equivalent to oil at a ratio of six Mcf of gas (includes gas liquids) to one Bbl of oil.
(3)	The Present Value of Estimated Future Net Revenues After Income Taxes, Discounted at 10%, is referred to as the “Standardized Measure.” There is a $695.4 million tax effect in 2013, a $310.6 million tax effect in 2012, a $190.7 million tax effect in 2011, a $6.6 million tax effect in 2010, and no tax effect in 2009 as the tax basis in properties and net operating loss exceeds the future net revenues in that period.

Selected Unaudited Pro Forma Combined Financial Information

The following selected unaudited pro forma combined financial information has been derived from and should be read in conjunction with the historical consolidated financial statements and related notes of Whiting and Kodiak for the periods presented and the unaudited pro forma combined financial information and related notes provided under the section entitled “Unaudited Pro Forma Combined Financial Information” beginning on page 138 of this joint proxy statement/circular. The unaudited pro forma combined balance sheet information as of June 30, 2014 assumes the arrangement occurred on June 30, 2014. The unaudited pro forma combined statements of operations information for the six months ended June 30, 2014 and the year ended December 31, 2013 both give effect to the arrangement as if it had occurred on January 1, 2013. Additionally, Whiting’s unaudited pro forma statement of operations information for the year ended December 31, 2013 gives effect to the sale on July 15, 2013 of its interests in certain oil and gas producing properties located in the Postle and Northeast Hardesty fields in Texas County, Oklahoma as well as certain related assets and liabilities as if the disposition had occurred on January 1, 2013.

The selected unaudited pro forma combined financial information does not purport to represent what Whiting’s financial position or results of operations would have been had the arrangement been consummated on the assumed dates nor is it indicative of future financial position or results of operations. The unaudited pro forma combined financial information does not reflect future events that may occur after the arrangement, including, but not limited to, the anticipated realization of ongoing savings from operating efficiencies.

	Year Ended December 31, 2013	Six Months Ended June 30, 2014
	(in thousands, except per share data)
Pro Forma Statements of Operations Information:
Revenues and other income:
Oil, NGL and natural gas sales	$3,450,293	$2,104,068
Loss on hedging activities	(1,958)	—
Amortization of deferred gain on sale	31,737	15,217
Gain on sale of properties	18,949	12,355
Interest income and other	44,549	29,725

Total revenues and other income	3,543,570	2,161,365

Costs and expenses:
Lease operating	495,395	303,339
Production taxes	314,805	187,889
Depreciation, depletion and amortization	1,029,699	618,664
Exploration and impairment	458,863	75,839
General and administrative	169,609	84,858
Interest expense	158,376	121,300
Loss on early extinguishment of debt	4,412	—
Change in Production Participation Plan liability	(6,980)	—
Commodity derivative loss, net	51,027	131,706

Total costs and expenses	2,675,206	1,523,595

Income before income taxes	868,364	637,770
Income tax expense	320,657	252,709

Net income	547,707	385,061
Net loss attributable to noncontrolling interest	52	36

Net income available to shareholders	547,759	385,097
Preferred stock dividends	(538)	—

Net income available to common shareholders	$547,221	$385,097

Earnings per common share, basic	$3.30	$2.31

Earnings per common share, diluted	$3.27	$2.29

Pro Forma Balance Sheet Information:
Total assets		$17,093,883
Long-term debt		$5,096,512
Total equity		$8,102,339

Comparative Historical and Unaudited Pro Forma Combined Per Share Information

The following table sets forth certain historical, pro forma and pro forma-equivalent per share financial information for Whiting common stock and Kodiak common stock. The pro forma and pro forma-equivalent per share information give effect to the arrangement as if the arrangement had occurred on January 1, 2013, in the case of earnings per share for the six months ended June 30, 2014 and the year ended December 31, 2013, and on June 30, 2014, in the case of book value. The information in the table below has been derived from and should be read in conjunction with the historical consolidated financial statements and related notes of Whiting and Kodiak contained in their respective Quarterly Reports on Form 10-Q for the six months ended June 30, 2014 and in their respective Annual Reports on Form 10-K for the year ended December 31, 2013, which are incorporated by reference into this joint proxy statement/circular. See “Where You Can Find More Information” beginning on page 186.

The Whiting pro forma earnings per share was calculated using the methodology described below under the heading “Unaudited Pro Forma Combined Financial Information” beginning on page 138 and is subject to all the assumptions, adjustments and limitations described thereunder. The pro forma information set forth below, while helpful in illustrating the financial characteristics of the combined company under one set of assumptions, does not reflect the possible impact on the combined company that may result as a consequence of the arrangement and, accordingly, does not attempt to predict or suggest future results.

	Whiting Historical	Kodiak Historical	Pro Forma	Equivalent Kodiak(1)
Earnings per share for the six months ended June 30, 2014:
Basic	$2.19	$0.19	$2.31	$0.41
Diluted	$2.17	$0.19	$2.29	$0.41
Earnings per share for the year ended December 31, 2013:
Basic	$3.09	$0.53	$3.30	$0.58
Diluted	$3.06	$0.53	$3.27	$0.58
Book value per share as of June 30, 2014(2)	$34.37	$4.70	$48.54	$8.59

(1)	The equivalent Kodiak amounts are calculated by multiplying the pro forma amounts by the exchange ratio of 0.177.
(2)	Calculated as total shareholders’ equity less total preferred equity divided by total common shares outstanding.

Market Prices

The table below sets forth, for the calendar quarters indicated, the high and low sales prices per share of Whiting common stock and Kodiak common stock, both of which trade on the NYSE under the symbols “WLL” and “KOG,” respectively.

	Common Stock
	High		Low
WLL Common Stock
2012
First Quarter	$63.97		$46.55
Second Quarter	58.33		35.68
Third Quarter	54.86		38.29
Fourth Quarter	48.87		40.19

2013
First Quarter	$52.02		$43.60
Second Quarter	50.96		42.44
Third Quarter	60.65		46.13
Fourth Quarter	70.57		56.40

2014
First Quarter	$72.32		$54.93
Second Quarter	82.35		68.46
Third Quarter (through [ ], 2014)	[	]	[	]

	Common Stock
	High		Low
KOG Common Stock
2012
First Quarter	$10.90		$8.58
Second Quarter	10.15		6.92
Third Quarter	9.92		7.50
Fourth Quarter	9.97		8.03

2013
First Quarter	$9.74		$8.56
Second Quarter	9.25		7.27
Third Quarter	12.21		8.34
Fourth Quarter	14.11		10.12

2014
First Quarter	$12.62		$10.08
Second Quarter	14.83		11.78
Third Quarter (through [ ], 2014)	[	]	[	]

On July 11, 2014, the last trading day before the public announcement of the signing of the arrangement agreement, the closing sale price per share of Whiting common stock was $78.54 and the closing sale price per share of Kodiak common stock was $14.23, in each case on the NYSE. On [                    ], 2014, the latest practicable date before the date of this joint proxy statement/circular, the closing sale price per share of Whiting common stock was $[                    ] and the closing sale price per share of Kodiak common stock was $[                    ], in each case on the NYSE.

The table below sets forth the equivalent market value per share of Kodiak common stock on July 11, 2014 and [                    ], 2014, as determined by multiplying the closing prices of shares of Whiting common stock on those dates by the exchange ratio. Although the exchange ratio is fixed, the market prices of Whiting common stock and Kodiak common stock will fluctuate before the special meetings and before the arrangement is completed. The market value of the arrangement consideration ultimately received by Kodiak shareholders will depend on the closing price of Whiting common stock on the day such shareholders receive their shares of Whiting common stock.

	Whiting Common Stock		Kodiak Common Stock		Equivalent Per Share of Kodiak Common Stock
July 11, 2014		$78.54		$14.23		$13.90
[ ], 2014	$	[ ]	$	[ ]	$	[ ]

Dividend Data

Whiting has never paid any cash dividends on its common stock, and Whiting does not anticipate paying any such dividends on its common stock in the foreseeable future.

Kodiak has never paid any cash dividends on its common stock, and Kodiak does not anticipate paying any such dividends on its common stock in the foreseeable future.

RISK FACTORS

In addition to the other information included and incorporated by reference into this joint proxy statement/circular, including the matters addressed in the section entitled “Forward-Looking Statements” beginning on page 38, you should carefully consider the following risks before deciding whether to vote for the continuance resolution and the arrangement-related compensation proposal, in the case of Kodiak shareholders, and the arrangement resolution, in the case of Kodiak securityholders, or for the share issuance proposal, in the case of Whiting stockholders. In addition, you should read and consider the risks associated with each of the businesses of Whiting and Kodiak because these risks will also affect the combined company. Descriptions of some of these risks can be found in Whiting’s Annual Report on Form 10-K for the year ended December 31, 2013, and Kodiak’s Annual Report on Form 10-K for the year ended December 31, 2013, as amended, as updated in each case by any subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, all of which are filed with the Securities and Exchange Commission (“SEC”) and incorporated by reference into this joint proxy statement/circular. You should also read and consider the other information in this joint proxy statement/circular and the other documents incorporated by reference into this joint proxy statement/circular. See the section entitled “Where You Can Find More Information” beginning on page 188.

Risk Factors Relating to the Arrangement

The exchange ratio is fixed and will not be adjusted in the event of any change in either Whiting’s or Kodiak’s stock price.

Upon completion of the arrangement, each share of Kodiak common stock will be converted into the right to receive 0.177 of a share of Whiting common stock. This exchange ratio was fixed in the arrangement agreement and will not be adjusted to reflect changes in the market price of either Whiting common stock or Kodiak common stock before the arrangement is completed. Changes in the price of Whiting common stock prior to the completion of the arrangement will affect the market value that Kodiak shareholders will receive on the date of the arrangement. Stock price changes may result from a variety of factors (many of which are beyond Whiting’s and Kodiak’s control), including the following:

•	changes in Whiting’s and Kodiak’s respective businesses, operations and prospects;

•	changes in market assessments of the business, operations and prospects of either company;

•	investor behavior and strategies, including market assessments of the likelihood that the arrangement will be completed, including related considerations regarding court approval and regulatory clearance of the arrangement;

•	interest rates, general market and economic conditions and other factors generally affecting the price of Whiting’s and Kodiak’s common stock; and

•	federal, state and local legislation, governmental regulation and legal developments in the businesses in which Whiting and Kodiak operate.

The price of Whiting common stock at the completion of the arrangement will vary from its price on the date the arrangement agreement was executed, on the date of this joint proxy statement/circular and on the date of the special meetings of Whiting and Kodiak. As a result, the market value represented by the exchange ratio will also vary. For example, based on the range of closing prices of Whiting common stock during the period from July 11, 2014, the last trading day before public announcement of the arrangement, through [                    ], 2014, the latest practicable date before the date of this joint proxy statement/circular, the exchange ratio represented a market value ranging from a low of $[        ] to a high of $[        ] for each share of Kodiak common stock.

Whiting’s stock price may be negatively impacted by risks and conditions that apply to Whiting, which are different from the risks and conditions applicable to Kodiak.

Upon completion of the arrangement, Kodiak shareholders will become holders of Whiting common stock. The businesses and markets of Whiting and its subsidiaries and the other businesses it may acquire in the future are different from those of Kodiak. There is a risk that various factors, conditions and developments that would not affect the price of Kodiak common stock could negatively affect the price of Whiting common stock. Please see Whiting’s Annual Report on Form 10-K for the fiscal year ended December 31, 2013, as updated by any subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K filed with the SEC, all of which are incorporated by reference in this joint proxy statement/circular, and the section entitled “Forward-Looking Statements” beginning on page 38 for a summary of some of the key factors that might affect Whiting and the prices at which Whiting’s common stock may trade from time to time.

Whiting and Kodiak may be unable to obtain the court approval required to complete the arrangement or, in order to do so, Whiting and Kodiak may be required to comply with material restrictions or conditions that may negatively affect the combined company after the arrangement is completed or cause them to abandon the arrangement. Failure to complete the arrangement could negatively affect the future business and financial results of Whiting and Kodiak.

Completion of the arrangement is contingent upon, among other things, the receipt of the required court approval under Division 5 of Part 9 of the BCBCA. Whiting and Kodiak can provide no assurance that the required court approval will be obtained or that the approval will not contain terms, conditions or restrictions that would be detrimental to the combined company after completion of the arrangement. See “The Arrangement—Court Approval of the Arrangement and Completion of the Arrangement” beginning on page 99.

Failure to complete the arrangement could negatively affect the share prices, future businesses and financial results of Whiting and Kodiak.

Completion of the arrangement is not assured and is subject to risks, including the risks that approval of the arrangement by shareholders of Whiting and Kodiak, the court or governmental agencies will not be obtained or that certain other closing conditions will not be satisfied. If the arrangement is not completed, the ongoing businesses and financial results of Whiting or Kodiak may be adversely affected and Whiting and Kodiak will be subject to several risks, including:

•	having to pay certain significant transaction costs relating to the arrangement without receiving the benefits of the arrangement;

•	for Whiting, potentially having to reimburse up to $10.0 million of Kodiak’s expenses if Whiting stockholder approval is not obtained or a termination fee of $130.0 million plus reimbursement of up to $10.0 million of Kodiak’s expenses in other specific circumstances, including without limitation, a change in the Whiting board of directors’ recommendation to its stockholders or termination in respect of a takeover proposal or superior proposal;

•	for Kodiak, potentially having to reimburse up to $10.0 million of Whiting’s expenses if Kodiak shareholder approval of the continuance resolution or Kodiak securityholder approval of the arrangement resolution is not obtained or a termination fee of $130.0 million plus reimbursement of up to $10.0 million of Whiting’s expenses in other specific circumstances, including without limitation, a change in the Kodiak board of directors’ recommendation to its shareholders or termination in respect of a takeover proposal or superior proposal;

•	the potential loss of key personnel during the pendency of the arrangement as employees may experience uncertainty about their future roles with the combined company;

•	Whiting and Kodiak will have been subject to certain restrictions on the conduct of their businesses which may have prevented them from making certain acquisitions or dispositions or pursuing certain business opportunities while the arrangement was pending;

•	the share price of Whiting and/or Kodiak may decline to the extent that the current market prices reflect an assumption by the market that the arrangement will be completed; and

•	each of Whiting and Kodiak may be subject to litigation related to any failure to complete the arrangement.

Delays in completing the arrangement may substantially reduce the expected benefits of the arrangement.

Satisfying the conditions to, and completion of, the arrangement may take longer than, and could cost more than, Whiting and Kodiak expect. Any delay in completing or any additional conditions imposed in order to complete the arrangement may materially adversely affect the synergies and other benefits that Whiting and Kodiak expect to achieve from the arrangement and the integration of their respective businesses. In addition, each of Whiting and Kodiak have the right to terminate the arrangement agreement if the arrangement is not completed by January 9, 2015.

The arrangement agreement limits each of Whiting’s and Kodiak’s ability to pursue alternatives to the arrangement, which could discourage a potential acquirer of either Kodiak or Whiting from making an alternative takeover proposal and, in certain circumstances, could require Whiting or Kodiak to pay to the other a significant termination fee.

Under the arrangement agreement, Whiting and Kodiak are restricted, subject to limited exceptions, from pursuing or entering into alternative transactions in lieu of the arrangement. In general, unless and until the arrangement agreement is terminated, both Whiting and Kodiak are restricted from soliciting alternative takeover proposals and providing information to or engaging in discussions with third parties, except in the limited circumstances as provided in the arrangement agreement. Each of the Whiting board of directors and the Kodiak board of directors is limited in its ability to change its recommendation with respect to the arrangement-related proposals. Whiting and Kodiak each has the right to terminate the arrangement agreement and enter into an agreement with respect to a “superior proposal” only if specified conditions have been satisfied, including compliance with the non-solicitation provisions of the arrangement agreement, the expiration of certain waiting periods that may give the other party an opportunity to amend the arrangement agreement so the “superior proposal” is no longer a “superior proposal” and the payment of the required termination fee. These provisions could discourage a third party that may have an interest in acquiring all or a significant part of Whiting or Kodiak from considering or proposing such an acquisition, even if such third party were prepared to pay consideration with a higher per share cash or market value than the consideration proposed to be received or realized in the arrangement, or might result in a potential acquirer proposing to pay a lower price than it would otherwise have proposed to pay because of the added expense of the termination fee that may become payable.

Whiting and Kodiak will incur substantial transaction fees and costs in connection with the arrangement.

Whiting and Kodiak expect to incur significant non-recurring expenses in connection with the arrangement. Additional unanticipated costs may be incurred, including, without limitation, unexpected transaction costs and other expenses in the course of the integration of the businesses of Whiting and Kodiak. The companies cannot be certain that the elimination of duplicative costs or the realization of other efficiencies related to the integration of the two businesses will offset the transaction and integration costs in the near term, or at all.

Stockholder litigation against Kodiak and/or Whiting could result in an injunction preventing completion of the arrangement, the payment of damages in the event the arrangement is completed and/or may adversely affect the combined company’s business, financial condition or results of operations following the arrangement.

Transactions such as the arrangement are often subject to lawsuits by stockholders. In connection with the arrangement, six purported class action lawsuits have been filed on behalf of Kodiak shareholders in the United States District Court for the District of Colorado: Quigley and Koelling v. Whiting Petroleum Corporation, et al., Case No. 1:14-cv-02023, filed July 22, 2014; Fioravanti v. Krysiak, et al., Case No. 1:14-cv-02037, filed July 23,

2014; Wilkinson v. Whiting Petroleum Corporation, et al., Case No. 1:14-cv-2074, Goldsmith v. Krysiak, et al., Case No. 1:14-cv-2098, filed July 29, 2014, Rogowski v. Whiting Petroleum Corporation, et al., Case No. 1:14-cv-2136, filed July 31, 2014 and Reiter v. Peterson, et al., Case No. 1:14-cv-02176, filed August 6, 2014 and one purported class action lawsuit has been filed on behalf of Kodiak shareholders in Denver District Court, State of Colorado: The Booth Family Trust v. Kodiak Oil & Gas Corp., et al., Case No. 14-cv-32947, filed July 25, 2014. It is possible that other related suits could subsequently be filed. The allegations in the seven lawsuits are similar. They purport to be brought as class actions on behalf of all shareholders of Kodiak. The complaints name as defendants the individual members of the Kodiak board of directors, Whiting and Whiting Canadian Sub and list Kodiak as a nominal party or a defendant. Additionally, one complaint lists James Henderson, Kodiak’s Chief Financial Officer, as a defendant. The complaints allege that the Kodiak board of directors breached its fiduciary duties to Kodiak shareholders by, among other things, failing to engage in a fair sale process before approving the arrangement and to maximize shareholder value in connection with the arrangement. Specifically, the complaints allege that the Kodiak board of directors undervalued Kodiak in connection with the arrangement and that the Kodiak board of directors agreed to certain deal protection mechanisms that precluded Kodiak from obtaining competing offers. The seven complaints also allege that Whiting and Whiting Canadian Sub aided and abetted the Kodiak board of director’s alleged breaches of fiduciary duties. The complaints seek, among other things, injunctive relief preventing the closing of the arrangement, rescission of the arrangement or an award of rescissory damages to the purported class in the event that the arrangement is consummated, and damages, including counsel fees and expenses.

One of the conditions to the closing of the arrangement is that no law, order, injunction or judgment has been enacted or issued by any government entity that has the effect of prohibiting the consummation of the arrangement. Consequently, if any lawsuit is successful in obtaining an injunction prohibiting Whiting or Kodiak from consummating the arrangement on the agreed upon terms, the injunction may prevent the arrangement from being completed within the expected timeframe, or at all. Furthermore, if the arrangement is prevented or delayed, the lawsuits could result in substantial costs, including any costs associated with the indemnification of directors. The defense or settlement of any lawsuit or claim that remains unresolved at the time the arrangement is completed may adversely affect the combined company’s business, financial condition or results of operations.

Whiting and Kodiak will be subject to various uncertainties and contractual restrictions while the arrangement is pending that could adversely affect Whiting’s and Kodiak’s financial results.

Uncertainty about the effect of the arrangement on employees, service providers, suppliers and customers may have an adverse effect on Whiting and Kodiak. These uncertainties may impair Whiting’s and Kodiak’s ability to attract, retain and motivate key personnel until the arrangement is completed and for a period of time thereafter, and could cause service providers, customers, suppliers and others who deal with Whiting and Kodiak to seek to change existing business relationships with the respective party. Employee retention and recruitment may be particularly challenging prior to completion of the arrangement, as employees and prospective employees may experience uncertainty about their future roles with the combined company.

The pursuit of the arrangement and the preparation for the integration of the two companies may place a significant burden on Whiting’s and Kodiak’s management and internal resources. Any significant diversion of management attention away from ongoing business and any difficulties encountered in the transition and integration process could affect Whiting’s and Kodiak’s financial results or the financial results of the combined company.

In addition, the arrangement agreement restricts Whiting and Kodiak from taking certain specified actions while the arrangement is pending without first obtaining the other party’s prior written consent. These restrictions may limit Whiting and Kodiak from pursuing attractive business opportunities and making other changes to their respective businesses prior to completion of the arrangement or termination of the arrangement agreement.

The executive officers and directors of Kodiak have interests in the arrangement that may be different from, or in addition to, the interests of Kodiak’s shareholders generally.

The Kodiak board of directors approved the arrangement agreement and determined that the arrangement agreement and the transactions contemplated thereby, including the arrangement, are advisable and in the best interests of Kodiak and its shareholders. In considering these facts and the other information contained in this joint proxy statement/circular, you should be aware that the executive officers and directors of Kodiak may have financial interests in the arrangement that may be different from, or in addition to, the interests of Kodiak’s shareholders. These interests include, among others, the accelerated vesting of certain equity awards, severance payments pursuant to their employment agreements and the continuing service as a director of Whiting of Lynn Peterson and James Catlin. The Kodiak and Whiting boards of directors were aware of these interests at the time each approved the arrangement and the transactions contemplated by the arrangement agreement. These interests may cause the Kodiak board of directors to view the arrangement more favorably than other Kodiak shareholders may view it. See “The Arrangement—Interests of Directors and Executive Officers of Kodiak in the Arrangement” beginning on page 93.

If the arrangement does not qualify as a “reorganization” within the meaning of Section 368(a) of the Code, the shareholders of Kodiak may be required to pay substantial U.S. federal income taxes.

Although Whiting and Kodiak intend that the arrangement qualify as a “reorganization” within the meaning of Section 368(a) of the Code, it is possible that the IRS may assert that the arrangement fails to qualify as such. If the IRS were to be successful in any such contention, or if for any other reason the arrangement were to fail to qualify as a “reorganization,” each U.S. Holder of Kodiak common stock would recognize a gain or loss with respect to all such U.S. Holder’s shares of Kodiak common stock based on the difference between (i) that U.S. Holder’s tax basis in such shares and (ii) the fair market value of the Whiting common stock received. For additional information, see the section entitled “Certain Income Tax Consequences—Material U.S. Federal Income Tax Consequences” beginning on page 168.

Canadian resident shareholders of Kodiak will be subject to tax under the ITA on any capital gain realized on the disposition of their shares of Kodiak common stock as a result of the arrangement.

For Canadian federal income tax purposes, any capital gain realized on the disposition of shares of Kodiak common stock in consideration for shares of Whiting common stock pursuant to the arrangement will be subject to tax under the ITA for a Canadian Holder (as defined under “Certain Income Tax Consequences—Material Canadian Federal Income Tax Consequences—Holders Resident in Canada”). A Canadian Holder that holds its Kodiak common stock as capital property will realize a capital gain to the extent that the aggregate fair market value at the effective time of the arrangement of the shares of Whiting common stock acquired by such Canadian Holder on the disposition of its Kodiak common stock, net of any reasonable costs of the disposition, exceed the aggregate adjusted cost base immediately before such effective time to the Canadian Holder of its shares of Kodiak common stock disposed of under the arrangement. Depending on the Canadian Holder’s particular circumstances, any such resulting tax liability may represent a material amount. Each Canadian Holder should review the discussion in this joint proxy statement/circular found under “Certain Income Tax Consequences—Material Canadian Federal Income Tax Consequences” beginning on page 178 and consult its own tax advisor.

In the event that the Kodiak continuance is completed but the arrangement is not completed, the rights of Kodiak shareholders will be governed by the BCBCA and the new notice of articles and articles of Kodiak.

Kodiak is a Yukon Territory, Canada corporation. The rights of Kodiak shareholders are currently governed by the YBCA and Kodiak’s articles and by-laws. In connection with the arrangement, it is proposed that Kodiak shareholders will approve the continuance of Kodiak from the jurisdiction of the Yukon Territory to the jurisdiction of the Province of British Columbia prior to the completion of the arrangement and that, upon completion of the arrangement, Kodiak shareholders will become Whiting stockholders and their rights as stockholders will be governed by Whiting’s restated certificate of incorporation and amended and restated

by-laws and the Delaware General Corporation Law. In the event that, subsequent to the completion of the Kodiak continuance, the arrangement is not completed, the rights of Kodiak shareholders will be governed by the BCBCA and the new notice of articles and articles of Kodiak. The rights of the shareholders of a BCBCA company are in certain circumstances different from the rights of the shareholders of a YBCA company. See “Comparison of Rights of Shareholders of Whiting and Kodiak” beginning on page 152.

Risk Factors Relating to Whiting Following the Arrangement

Whiting and Kodiak may experience difficulties in integrating their businesses, which could cause the combined company to fail to realize many of the anticipated potential benefits of the transaction.

Whiting and Kodiak entered into the arrangement agreement with the expectation that the arrangement will result in various benefits, including, among other things, operating efficiencies and cost savings. Achieving the anticipated benefits of the transaction will depend in part upon whether Whiting and Kodiak integrate their businesses in an efficient and effective manner. Whiting and Kodiak may not be able to accomplish this integration process successfully. The difficulties of combining the two companies’ businesses potentially will include, among other things:

•	the necessity of addressing possible differences incorporating cultures and management philosophies, and the integration of certain operations following the transaction will require the dedication of significant management resources, which may temporarily distract management’s attention from the day-to-day business of the combined company; and

•	any inability of Whiting’s management to cause best practices to be applied to the combined company’s businesses.

An inability to realize the full extent of the anticipated benefits of the transaction, as well as any delays encountered in the transition process, could have an adverse effect upon the revenues, level of expenses and operating results of the combined company, which may affect the value of the Whiting common stock after the closing of the arrangement.

The market price of Whiting’s common stock may decline in the future as a result of the arrangement.

The market price of Whiting’s common stock may decline in the future as a result of the arrangement for a number of reasons, including the unsuccessful integration of Whiting and Kodiak (including for the reasons set forth in the preceding risk factor) or the failure of Whiting to achieve the perceived benefits of the arrangement, including financial and operating results, as rapidly as or to the extent anticipated by financial or industry analysts. These factors are, to some extent, beyond the control of Whiting.

Current Whiting stockholders and Kodiak shareholders will have a reduced ownership and voting interest after the arrangement.

As a result of the stock Whiting expects to issue as part of the arrangement, current Whiting stockholders and Kodiak shareholders are expected to hold approximately 71% and 29%, respectively, of the combined company’s outstanding common stock on a fully diluted basis immediately following completion of the arrangement. Whiting and Kodiak shareholders currently have the right to vote for their respective directors and on other matters affecting the applicable company. When the arrangement occurs, each Kodiak shareholder that receives shares of Whiting common stock will become a stockholder of Whiting with a percentage ownership of the combined company that will be smaller than the shareholder’s percentage ownership of Kodiak. Correspondingly, each Whiting stockholder will remain a stockholder of Whiting with a percentage ownership of the combined company that will be smaller than the stockholder’s percentage of Whiting prior to the arrangement. As a result of these reduced ownership percentages, Whiting stockholders will have less voting power in the combined company than they now have with respect to Whiting, and former Kodiak shareholders will have less voting power in the combined company than they now have with respect to Kodiak.

The pro forma combined financial information included in this joint proxy statement/circular is presented for illustrative purposes only and may not be an indication of the combined company’s financial condition or results of operations following the arrangement.

The pro forma combined financial information contained in this joint proxy statement/circular is presented for illustrative purposes only, is based on various adjustments, assumptions and preliminary estimates and may not be an indication of the combined company’s financial condition or results of operations following the arrangement. See “Unaudited Pro Forma Combined Financial Information” beginning on page 138. The actual financial condition and results of operations of the combined company following the arrangement may not be consistent with, or evident from, these pro forma financial statements. In addition, the assumptions used in preparing the pro forma financial information may not prove to be accurate, and other factors may affect the combined company’s financial condition or results of operations following the arrangement. Any potential decline in the combined company’s financial condition or results of operations may cause significant variations in the stock price of the combined company.

The internal financial forecasts for Whiting and Kodiak included in this joint proxy statement/circular reflect management estimates and Whiting’s and Kodiak’s actual performance may differ materially from the internal financial forecasts included in this joint proxy statement/circular.

The internal financial forecasts for Whiting and Kodiak included in this joint proxy statement/circular are based on assumptions of, and information available to, Whiting and Kodiak at the time such internal financial forecasts were prepared. Whiting and Kodiak do not know whether the assumptions made will prove correct. Any or all of such information may turn out to be wrong. Such information can be adversely affected by inaccurate assumptions or by known or unknown risks and uncertainties, many of which are beyond Whiting’s or Kodiak’s control. Further, internal financial forecasts of this type are based on estimates and assumptions that are inherently subject to factors such as company performance, industry performance, general business, economic, regulatory, market and financial conditions, as well as changes to the business, financial condition or results of operations of Whiting and Kodiak, respectively, including the factors described under “Risk Factors” beginning on page 30 and “Forward-Looking Statements” beginning on page 38, which factors and changes may cause the internal financial forecasts or the underlying assumptions to be inaccurate. As a result of these contingencies, there can be no assurance that the internal financial forecasts of Whiting or Kodiak will be realized or that actual results will not be significantly higher or lower than projected. In view of these uncertainties, the inclusion of the internal financial forecasts of Whiting and Kodiak in this joint proxy statement/circular should not be regarded as an indication that the board of directors of Kodiak or Whiting, Kodiak, Whiting, Whiting Canadian Sub, J.P. Morgan, Petrie Partners, Credit Suisse or any other recipient of some or all of this information considered, or now considers, it to be an assurance of the achievement of future results.

The internal financial forecasts were prepared for internal use and to assist Whiting and Kodiak with their due diligence investigations and to assist J.P. Morgan, Petrie Partners and Credit Suisse with their financial analyses. The internal financial forecasts were not prepared with a view toward public disclosure or with a view toward complying with the guidelines established by the American Institute of Certified Public Accountants with respect to prospective financial information, but, in the view of Whiting’s and Kodiak’s management, were prepared on a reasonable basis, and reflect the best currently available estimates and judgments and present, to the best of management’s knowledge and belief, the expected course of action and the expected future financial performance of the Company. However, this information is not fact, and should not be relied upon as being indicative of future results, and readers of this joint proxy statement/circular are cautioned not to place undue reliance on the prospective financial information. Neither Deloitte & Touche LLP, Whiting’s independent registered public accounting firm, nor Ernst & Young LLP, Kodiak’s independent registered public accounting firm, have compiled, examined or performed any procedures with respect to the prospective financial information contained herein, nor have they expressed any opinion or any other form of assurance with respect to such information or its achievability, and assume no responsibility for, and disclaim any association with, the prospective financial information.

In addition, the internal financial forecasts have not been updated or revised to reflect information or results after the date the internal financial forecasts were prepared or as of the date of this joint proxy statement/circular. Except as required by applicable securities laws, neither Whiting nor Kodiak intends to update or otherwise revise its internal financial forecasts or the specific portions presented to reflect circumstances existing after the date when made or to reflect the occurrence of future events, even in the event that any or all of the assumptions are shown to be in error. For more information see the sections entitled “The Arrangement—Certain Unaudited Internal Financial and Operating Forecasts” beginning on page 90.

The shares of Whiting common stock to be received by Kodiak shareholders as a result of the arrangement will have different rights from the shares of Kodiak common stock.

Whiting is a Delaware corporation. Kodiak is a Yukon Territory, Canada corporation. Upon completion of the arrangement, Kodiak shareholders will become Whiting stockholders and their rights as stockholders will be governed by Whiting’s restated certificate of incorporation and amended and restated by-laws and the Delaware General Corporation Law (“DGCL”). Certain of the rights associated with Whiting common stock under Delaware law are different from the rights associated with Kodiak common stock under Yukon Territory law. See “Comparison of Rights of Shareholders of Whiting and Kodiak” beginning on page 152 for a discussion of the different rights associated with Whiting common stock.

FORWARD-LOOKING STATEMENTS

This document contains statements that Whiting and Kodiak believe to be “forward-looking statements” within the meaning of Section 21E of the Securities Exchange Act of 1934 (the “Exchange Act”) and applicable Canadian securities laws. All statements other than historical facts, including, without limitation, statements regarding the expected benefits of the arrangement to Whiting and Kodiak and their shareholders, the anticipated completion of the arrangement or the timing thereof, the expected future reserves, production, financial position, business strategy, revenues, earnings, costs, capital expenditures and debt levels of the combined company, and plans and objectives of management for future operations, are forward-looking statements. When used in this document, words such as “expect,” “intend,” “plan,” “estimate,” “anticipate,” “believe” or “should” or the negative thereof or variations thereon or similar terminology are generally intended to identify forward-looking statements. Such forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those expressed in, or implied by, such statements.

These risks and uncertainties include, but are not limited to:

•	the ability to obtain shareholder or securityholder, as applicable, court and regulatory approvals of the arrangement;

•	the ability to complete the arrangement on anticipated terms and timetable;

•	Whiting’s and Kodiak’s ability to integrate successfully after the arrangement and achieve anticipated benefits from the arrangement;

•	the possibility that various closing conditions for the arrangement may not be satisfied or waived;

•	risks relating to any unforeseen liabilities of Whiting or Kodiak;

•	declines in oil, NGL or natural gas prices;

•	the level of success in exploration, development and production activities;

•	adverse weather conditions that may negatively impact development or production activities;

•	the timing of exploration and development expenditures;

•	the ability to obtain sufficient quantities of CO2 necessary to carry out enhanced oil recovery projects;

•	inaccuracies of reserve estimates or assumptions underlying them;

•	revisions to reserve estimates as a result of changes in commodity prices;

•	impacts to financial statements as a result of impairment write-downs;

•	risks related to the level of indebtedness and periodic redeterminations of the borrowing base under Whiting’s credit agreement;

•	ability to generate sufficient cash flows from operations to meet the internally funded portion of Whiting’s and Kodiak’s capital expenditures budget;

•	ability to obtain external capital to finance exploration and development operations and acquisitions;

•	federal and state initiatives relating to the regulation of hydraulic fracturing;

•	the ability to successfully complete potential asset dispositions and the risks related thereto;

•	the impacts of hedging on results of operations;

•	failure of properties to yield oil or gas in commercially viable quantities;

•	uninsured or underinsured losses resulting from oil and gas operations;

•	inability to access oil and gas markets due to market conditions or operational impediments;

•	the impact and costs of compliance with laws and regulations governing oil and gas operations;

•	ability to replace oil and natural gas reserves;

•	any loss of senior management or technical personnel;

•	competition in the oil and gas industry;

•	risks arising out of hedging transactions; and

•	other risks described under the caption “Risk Factors” in Whiting’s and Kodiak’s Annual Reports on Form 10-K for the year ended December 31, 2013 and Quarterly Reports on Form 10-Q for the quarter ended June 30, 2014.

Except as required by law, Whiting and Kodiak assume no obligation, and disclaim any duty, to update the forward-looking statements in this joint proxy statement/circular.

NOTICE TO CANADIAN SECURITYHOLDERS

All references to $ or U.S. dollars in this joint proxy statement/circular are to the currency of the United States. On [                    ], 2014, the noon rate of exchange as reported by the Bank of Canada for the conversion of U.S. dollars into Canadian dollars was U.S.$1.0000 equals Cdn$[        ] (Cdn$1.0000 equals U.S.$[        ]).

Unless otherwise indicated, the financial information of Whiting and Kodiak, including Whiting’s and Kodiak’s audited financial statements incorporated by reference into this joint proxy statement/circular, has been prepared in accordance with U.S. GAAP. Such financial information and financial statements have not been prepared in accordance with generally accepted accounting principles in Canada as set out in the CPA Canada Handbook—Accounting under Part I, which incorporates International Financial Reporting Standards (“IFRS”), as issued by the International Accounting Standards Board (“IASB”), and may not be comparable to financial information or statements prepared by Canadian issuers.

Canadian securityholders should be aware that the public disclosure documents of Whiting and Kodiak incorporated by reference into this joint proxy statement/circular have generally been prepared in accordance with the securities laws of the United States and those requirements may differ from those of the provinces and territories of Canada. In addition, this joint proxy statement/circular contains disclosure about Whiting’s historical operating and reserve data, including reserve estimates based on reports prepared by Cawley Gillespie & Associates, Inc., independent reserve engineers, and Kodiak’s historical operating and reserve data, including reserve estimates based on reports prepared by Netherland, Sewell & Associates, Inc., independent reserve engineers, all of which have been prepared in accordance with the rules and regulations of the SEC which are different from the evaluation and reporting requirements prescribed by applicable Canadian securities laws under National Instrument 51-101—Standards of Disclosure for Oil and Gas Activities (“NI 51-101”) and the forms related thereto. Differences in the estimates of the reserves between U.S. requirements and NI 51-101 methodology may be material. Accordingly, information contained in this joint proxy statement/circular and the documents incorporated by reference herein containing operating and oil and gas reserve data may not be comparable to similar information made public by Canadian issuers.

The enforcement by investors of civil liabilities under Canadian securities laws may be affected adversely by the fact that Whiting is incorporated under the laws of the State of Delaware, that some or all of Whiting’s and Kodiak’s officers and directors and the experts named herein may be residents of the United States or another foreign country, and that all or a substantial portion of the assets of Whiting and Kodiak are located outside Canada. As a result, it may be difficult or impossible for Canadian securityholders to effect service of process within Canada upon Whiting or Whiting’s or Kodiak’s officers or directors or the experts named herein, or to realize against them upon judgments of courts of Canada predicated upon civil liabilities under Canadian securities laws. Canadian securityholders should also not assume that the courts of the United States: (a) would enforce judgments of Canadian courts obtained in actions against such persons predicated upon civil liabilities under Canadian securities laws; or (b) would enforce, in original actions, liabilities against such persons predicated upon civil liabilities under Canadian securities laws. In addition, the shares of Whiting common stock to be received by Kodiak shareholders as a result of the arrangement will have different rights from the shares of Kodiak common stock. See “Comparison of Rights of Shareholders of Whiting and Kodiak” for a discussion of the different rights associated with Whiting common stock.

No securities commission or similar authority in Canada or the United States of America has in any way passed upon the merits of the securities to be issued under the arrangement and offered by this joint proxy statement/circular. Any representation to the contrary is a criminal offense.

The Whiting common stock to be issued in connection with the arrangement will be issued in reliance upon exemptions from the prospectus and registration requirements of applicable Canadian securities laws. Subject to certain conditions and to customary restrictions applicable to distributions of shares that constitute “control distributions”, Whiting common stock issued pursuant to the arrangement will not be subject to any resale restrictions under applicable Canadian securities laws. See “The Arrangement—Canadian Securities Law Matters.”

Canadian Holders (as defined under “Certain Income Tax Consequences—Material Canadian Federal Income Tax Consequences—Holders Resident in Canada”) of Kodiak common stock will be subject to tax under the ITA on any capital gain realized on the disposition of their Kodiak common stock under the arrangement. Canadian Holders are advised to consult their own tax advisors to determine the particular tax consequences to them of the arrangement. See “Certain Income Tax Consequences—Material Canadian Federal Income Tax Consequences.”

THE ARRANGEMENT

Background to the Arrangement

Kodiak’s strategic plan has focused on the enhancement of shareholder value through the acquisition and development of its properties in the Williston Basin. As part of Kodiak’s ongoing strategic planning process, Kodiak’s management and board of directors regularly reviewed and assessed its strategic plan in light of the company’s performance, the competitive environment, trends in the oil and gas industry, capital requirements and the cost and availability of capital, and general economic conditions. In connection with this periodic review and analysis, management and the board of directors considered and evaluated potential strategic alternatives, including business combinations, acquisitions, dispositions and internal restructurings. From time to time, the foregoing also has included preliminary proposals and discussions between Kodiak and certain other companies in the oil and gas industry about a variety of possible strategic alternatives. Similarly, Whiting’s management and board of directors regularly review and assess Whiting’s prospects and strategy in light of the current business and economic environment, as well as developments in the oil and gas industry and opportunities and challenges facing participants in that industry. These reviews have included consideration, from time to time, of potential strategic alternatives, including business combinations, acquisitions and dispositions. From time to time, the foregoing also has included preliminary proposals and discussions between Whiting and certain other companies in the oil and gas industry about a variety of possible strategic alternatives.

During 2010 and 2011, Kodiak added significantly to its asset base in the Williston Basin through targeted acquisitions of properties within its core operating area, culminating with the acquisition of substantial acreage in November 2011. As a result of these acquisitions and the success of its development activities, Kodiak experienced significant growth in production and revenue. During this time period, Kodiak received and considered a number of unsolicited invitations to engage in discussions regarding potential business combinations.

In late 2011, an executive of a major international oil and gas company, referred to herein as Company A, approached Lynn A. Peterson, the President and Chief Executive Officer of Kodiak, informing Mr. Peterson of Company A’s interest in acquiring assets in the Williston Basin, and inviting Kodiak to engage in discussions regarding Company A’s potential acquisition of Kodiak. On December 2, 2011, a representative of Company A again contacted Mr. Peterson to discuss a potential transaction. On December 15, 2011, Mr. Peterson met with representatives of Company A. At that meeting, representatives of Company A made a presentation regarding Company A’s interest in acquiring Kodiak.

On December 18, 2011, Mr. Peterson notified the Kodiak board of directors of Company A’s interest in a potential acquisition of Kodiak. The board discussed Kodiak’s long-term strategic goals, the strategic alternatives available to Kodiak, and the risks and costs associated with each alternative. The board noted that, while the successful implementation of Kodiak’s strategic plan had substantially enhanced shareholder value, (i) the Company’s growth and development would require significant additional capital investment, (ii) the Company’s size and state of development placed it at a competitive disadvantage to larger companies with respect to the cost of capital, (iii) consolidation within the Williston Basin was expected to constrain the Company’s ability to significantly grow through acquisitions within its core operating area, (iv) the Company’s size and cost of capital would place it at a relative disadvantage with respect to acquisition opportunities versus larger, better capitalized competitors, and (v) growth outside the Williston Basin would entail significant risk and additional capital and human resource requirements (the “Strategic Considerations”). Kodiak’s outside counsel, Dorsey & Whitney LLP (“Dorsey”), led a discussion of the board’s fiduciary obligations. After a lengthy discussion, the Kodiak board concluded that the potential transaction with Company A merited further review. Accordingly, the board of directors directed management to engage in further discussions with Company A in order to evaluate whether an acquisition of Kodiak by Company A would be in the best interests of Kodiak shareholders.

On December 19, 2011, Kodiak and Company A entered into a confidentiality agreement, after which Company A commenced its due diligence investigation of Kodiak. From December 19, 2011 through February 17, 2012, Kodiak management and its outside counsel, Dorsey, held a number of discussions with

Company A and its legal counsel regarding Kodiak and its assets and operations, the likely terms of a potential acquisition and related matters. On February 17, 2012, Kodiak’s board of directors met with members of management, Dorsey and Miller Thomson LLP, Kodiak’s outside Canadian counsel (“Miller Thomson”), to discuss Kodiak’s long-term strategic plan in light of the Strategic Considerations, the possibility of an acquisition by Company A, Kodiak’s alternatives as an independent company, the possibility of an acquisition or strategic business combination with parties other than Company A and the fiduciary obligations of the board of directors.

On February 20, 2012, representatives of Company A discussed with Mr. Peterson its preliminary assessment that an appropriate all-cash offer would be approximately $10 per share. At that time, Kodiak’s common shares were trading within a range of between $10 and $11 per share. On February 24, 2012, Kodiak management discussed the likely terms of a proposal from Company A with the Kodiak board of directors. After a lengthy discussion, the board of directors determined that further discussions with Company A would likely lead to an unacceptable proposal and instructed Mr. Peterson to communicate to Company A that Kodiak was not interested in further acquisition discussions unless the proposal included a significant premium to the current market price. Mr. Peterson communicated this message to Company A on February 24, 2012. Company A did not make a proposal to Kodiak.

On March 3, 2012, Mr. Peterson received an unsolicited inquiry from the chief executive officer of an oil and gas company with operations in the Williston Basin, referred to herein as Company B, regarding Company B’s interest in engaging in discussions with Kodiak regarding a potential acquisition of Kodiak.

In light of the termination of discussions with Company A and the inquiry from Company B, on March 9, 2012, the Kodiak board met with potential financial advisors, as well as Dorsey and Miller Thomson to discuss strategic alternatives. At the request of the Kodiak board, each of Credit Suisse and another nationally-known investment bank (“Former Advisor A”) attended the meeting. At the request of the Kodiak board, representatives of each of Credit Suisse and Former Advisor A separately reviewed and discussed with the Kodiak board certain potential strategic alternatives that might be available to Kodiak. After excusing the representatives of Credit Suisse and Former Advisor A from the meeting, the directors conducted a lengthy discussion of potential strategic alternatives available to Kodiak, and the risks and opportunities presented by each in light of the Strategic Considerations. The board also received a presentation from Miller Thomson regarding the board’s fiduciary obligations under the laws of the Yukon Territory. Dorsey led a discussion of the board’s fiduciary obligations in the context of potential business combinations.

On March 27, 2012, Kodiak and Company B entered into a confidentiality agreement, after which Company B commenced its due diligence investigation of Kodiak. From March 27, 2012 through April 30, 2012, Kodiak’s management and Dorsey held a number of discussions with Company B and its legal counsel regarding Kodiak and its assets and operations, the U.S. and Canadian tax implications of a potential acquisition, the general terms of a potential acquisition and related matters. On April 30, 2012, Company B terminated discussions with Kodiak without making a proposal. In terminating discussions, Company B identified Kodiak’s international structure as an impediment to further discussions.

On June 18, 2012, in the course of discussions about a joint development project, an executive at Company A informed Mr. Peterson about Company A’s continuing interest in a possible acquisition of Kodiak. Between June 21, 2012 and August 17, 2012, Kodiak shared updated information with Company A, and Kodiak had multiple discussions with Company A regarding operational issues and Kodiak’s views on the appropriate methodology for the valuation of Kodiak. Dorsey and Company A’s outside counsel engaged in discussions regarding tax issues related to Company A’s potential acquisition of Kodiak. On July 31, 2012, the Kodiak board met to discuss the potential acquisition as well as to discuss and review Kodiak’s long-term strategic goals and certain other strategic alternatives in light of the Strategic Considerations. On August 17, 2012, an executive of Company A contacted Mr. Peterson and indicated that Company A would not be making a proposal to acquire Kodiak because of Company A’s concerns regarding long-term infrastructure development within the Williston Basin.

On August 22, 2012, the Kodiak board of directors met to discuss strategic planning and the potential engagement of financial advisors. After a lengthy discussion, based on the then current economic and business environment and the perceived interest by other oil and gas companies in a potential transaction with Kodiak, the board determined that it would be prudent for Kodiak to undertake a formal process to assist the board in evaluating whether opportunities existed to enhance shareholder value. At the instruction of the board, Kodiak management invited four investment banks to submit a proposal for an engagement as financial advisor to assist Kodiak in evaluating its strategic alternatives. On August 30, 2012, Kodiak management interviewed representatives from those four investment banks, and, on September 1, 2012, Mr. Peterson updated the Kodiak board on the bank interview process and presented management’s recommendations as to which investment banks should be engaged. The board met again on September 3, 2012, to discuss the engagement of financial advisors and to consider advice from Miller Thomson regarding fiduciary duty considerations.

On September 12, 2012, Kodiak selected Credit Suisse and Former Advisor A (together, the “Former Financial Advisors”) to act as its financial advisors in connection with Kodiak’s evaluation of strategic alternatives.

The Former Financial Advisors identified approximately 16 large oil and gas companies that they believed would be likely to have an interest in acquiring Kodiak. In September 2012, at the request of the Kodiak board, the Former Financial Advisors began making confidential inquiries of certain of the identified candidates in an effort to obtain information upon which the Kodiak board could assess their potential interest in a potential transaction with Kodiak. Four companies expressed a high level of interest, and Kodiak signed confidentiality agreements with each of the four. In October 2012, Kodiak management provided information to each of the four companies and made a presentation to each company about Kodiak’s business. The Kodiak board of directors met on October 30, 2012, and Mr. Peterson provided an update on the status of the discussions with each interested party. At the request of the Kodiak board, the Former Financial Advisors communicated a deadline for acquisition proposals from these companies of November 12, 2012. Each of the potential buyers informed Kodiak via the Former Financial Advisors that they were unable to submit proposals at or above the then current market price of approximately $9 per share. None of these potential buyers submitted a proposal.

On November 5, 2012, Mr. Peterson emailed the Kodiak board with the results of the process undertaken by the Former Financial Advisors on behalf of Kodiak. On November 9, 2012, the board met to discuss results of the process undertaken by the Former Financial Advisors on behalf of Kodiak and the alternatives available to Kodiak in light of the Strategic Considerations. After extensive discussion, and with the assistance of its legal advisors and the Former Financial Advisors, the board concluded that shareholder value would be best enhanced by effective implementation of Kodiak’s existing operational strategy. Accordingly, the board determined to focus on its strategic plan for growth through acquisitions and the development of its acreage, while opportunistically evaluating strategic combinations that would address the Strategic Considerations.

In early 2013, as part of discussions with other executives about industry issues in the Williston Basin, Mr. Peterson and an executive at a similarly-sized oil and gas company, referred to herein as Company C, engaged in discussions about a potential strategic combination. On January 17, 2013, Mr. Peterson met with representatives of Former Advisor A to discuss a strategic combination between Kodiak and Company C. Former Advisor A also discussed a strategic combination between Kodiak and another oil and gas company, referred to herein as Company D, which had contacted Former Advisor A and expressed an interest in a combination with Kodiak. Neither Company C nor Company D had been contacted during the Former Financial Advisors’ confidential inquiries during September 2012.

On January 29, 2013, Mr. Peterson updated the Kodiak board by email regarding the discussions with Company C, and provided a presentation from Former Advisor A consisting of a market update and Former Advisor A’s analysis of the potential strategic combination with Company C and other considerations. After extensive discussion of the issues regarding the potential strategic combination with Company C, including the impact on the Strategic Considerations, as well as other strategic alternatives available to Kodiak, the board of directors instructed Kodiak management to continue its evaluation of a potential transaction with Company C.

On February 4, 2013, Kodiak and Company C entered into a confidentiality agreement after which the parties commenced their respective due diligence investigations. On February 15, 2013, the Kodiak board of directors met by telephone to discuss a potential transaction with Company C, as well as a potential transaction with Company D. On February 20, 2013, Kodiak management met with representatives of Company C and reviewed business and operational information. On February 25, 2013, the Kodiak board of directors met in person and by telephone to discuss a potential transaction with Company C, as well as a potential transaction with Company D.

On February 4, 2013, an executive from Company D approached Mr. Peterson about Company D’s interest in a potential transaction with Kodiak. On February 18, 2013, Kodiak management, with the assistance of representatives of Credit Suisse, met to discuss Company C and Company D and certain aspects of a potential business combination with each of them. On February 22, 2013, Kodiak and Company D entered into a confidentiality agreement. On February 26, 2013, Kodiak management, with the assistance of representatives of Credit Suisse, met to further discuss certain aspects of a potential business combination with Company D. Thereafter, Company D and Kodiak commenced their respective due diligence investigations.

On March 5, 2013, representatives from Kodiak met with representatives from Company D and discussed their respective companies’ assets and operations. Following that date, Kodiak and Company D engaged in discussions regarding the likely terms of a potential combination involving Kodiak and Company D, including preliminary valuation discussions. During these discussions, Company D indicated its intention to suggest an all-stock transaction. On March 14, 2013, Former Advisor A made a presentation to the Kodiak board of directors regarding potential transaction structures with Company D, the likely capital structure of the combined entity and the risks and other considerations presented by the proposed structure relevant to Kodiak and its shareholders.

After conducting analysis and review of Company C, Kodiak management determined that a strategic combination with Company C was unlikely to be in the best interests of Kodiak and its shareholders, and, on April 30, 2013, Kodiak management informed the Kodiak board of its analysis regarding the potential strategic combination with Company C. Discussions between Kodiak and Company C subsequently ceased without either party making a proposal.

On June 2, 2013, the Kodiak board met to discuss the potential strategic combination with Company D. At that meeting, the board expressed concern regarding the potential benefits of the proposed transaction, after taking into consideration the capital requirements of the combined company and the probability that the transaction would address the Strategic Considerations. Mr. Peterson and an executive of Company D met again on June 12, 2013 and July 1, 2013 to discuss the potential transaction and the concerns expressed by the Kodiak board. Following those discussions, Kodiak did not pursue additional discussions, and Company D did not to make a formal proposal to Kodiak.

On August 14, 2013, a representative of Company A contacted Mr. Peterson to reiterate its interest in a possible transaction with Kodiak and requested that Kodiak provide it with updated business and operational information. From August to October 2013, Kodiak and Company A continued to exchange information regarding a potential transaction. During that time, Company A continued to express its interest in a potential transaction, but did not make a proposal.

On January 28, 2014, Mr. Peterson, with the support of the Kodiak board, approached James J. Volker, the Chairman, President and Chief Executive Officer of Whiting, about a potential strategic business combination between Kodiak and Whiting. On January 30, 2014, Mr. Peterson and Mr. Volker met to discuss the potential transaction.

On February 5, 2014, the Whiting board of directors met to review the potential acquisition of Kodiak by Whiting. Whiting management provided the board with an overview of the potential transaction and Kodiak’s business and Whiting’s outside counsel, Foley & Lardner LLP (“Foley”), led a discussion of certain legal matters relating to the potential transaction. After discussion, the Whiting board authorized Mr. Volker to explore the potential transaction, including providing preliminary terms for the transaction subject to due diligence and further board approval, enter into an appropriate confidentiality agreement, conduct due diligence and engage a financial advisor.

On February 6, 2014, Mr. Volker notified Mr. Peterson that Whiting was interested in a potential business combination with Kodiak.

On February 9, 2014, Mr. Peterson advised the Kodiak board of directors of Whiting’s interest in a potential business combination. The board discussed the merits and considerations of various forms of a potential market check to assess the interest of potential alternative strategic combination partners or buyers. The Kodiak board expressed concern that any market check activity might cause Whiting to withdraw from discussions. The Kodiak board also considered the fact that, over the course of two years, the Former Financial Advisors had conducted a broad process designed to solicit proposals for strategic transactions, and Kodiak had entered into discussions with several other parties regarding potential strategic transactions, both before and after the formal process. The Kodiak board also took into account that, for various reasons, the board’s view during that broad process had been that alternative strategic combination partners or buyers satisfying the Strategic Considerations were unlikely to emerge. Further, the Kodiak board understood that the definitive transaction documentation with Whiting was likely to contain a customary fiduciary out provision pursuant to which third parties would have a reasonable opportunity to make unsolicited competing proposals. Following the update call with the Kodiak board, Mr. Peterson communicated with Mr. Volker by email regarding the two parties’ share price trading averages for purposes of valuation discussions.

On February 10, 2014, Kodiak and Whiting entered into a confidentiality agreement. Thereafter, from February 10, 2014 until July 2014, Whiting and Kodiak conducted their respective due diligence investigations. On February 20, 2014, Whiting requested that, in consideration for the significant expense that Whiting would incur in evaluating a potential transaction while Kodiak was also involved in discussions with Company A, Kodiak enter into an exclusivity agreement pursuant to which Kodiak would agree to refrain from engaging in discussions with third parties with respect to a potential business combination for a period of 75 days. Mr. Peterson advised Mr. Volker that he would present the request to the Kodiak board of directors, and suggested that Mr. Volker should at least consider requesting a shorter exclusivity period.

While Kodiak was engaged in discussions with Whiting, on February 21, 2014, an executive of Company A communicated with Mr. Peterson by email and once again expressed an interest in a potential transaction.

On February 24, 2014, Mr. Volker advised Kodiak that Whiting would not proceed without a signed exclusivity agreement. On February 25, 2014, the Kodiak board met to discuss the potential strategic transaction with Whiting and Company A and, in particular, the proposed exclusivity agreement with Whiting. The board of directors discussed the potential transactions with Whiting and Company A in light of the Strategic Considerations, but concluded that an exclusivity agreement with Whiting would not be in the best interest of shareholders. The board of directors authorized management to continue discussions with Company A and, subsequently, Kodiak and Company A executed a new confidentiality agreement. From February 2014 to April 2014, Kodiak and Company A shared information and engaged in discussions regarding a potential transaction.

During March and April 2014, Kodiak and its counsel responded to tax and operational questions from Company A.

On March 7, 2014, Mr. Volker contacted Mr. Peterson for an update on Whiting’s request for an exclusivity agreement. The next day, Mr. Peterson met with representatives of Petrie Partners Securities, LLC (“Petrie Partners”) to discuss the potential transaction with Whiting and the status of discussions with Company A. On March 9, 2014, the Kodiak board met to discuss the engagement of Petrie Partners as its financial advisor and the potential strategic transaction with Whiting. The Kodiak board determined to engage Petrie Partners as its financial advisor in light of Petrie Partners’ reputation, credentials and experience with transactions similar to the strategic transactions that were being considered by the Kodiak board. The Kodiak board considered the Whiting request for an exclusivity agreement, but concluded that in light of Company A’s continued expression of interest in a transaction, such an agreement was not in the best interests of Kodiak shareholders. Thereafter, Mr. Peterson contacted Mr. Volker to inform him that the Kodiak board of directors was opposed to entering into an exclusivity agreement but welcomed further discussions regarding the potential strategic combination. On March 10, 2014, the Kodiak board of directors met with Petrie Partners to discuss the potential strategic transaction with Whiting and the status of discussions with Company A. Based on the status of discussions with Whiting, and in light of the absence of an exclusivity agreement, Kodiak agreed to reimburse Whiting for certain expenses up to $500,000 in the event that Kodiak entered into a business combination with a third party. On March 11, 2014, Kodiak and Whiting executed a letter agreement providing for expense reimbursement.

On March 15, March 27, and April 17, 2014, Mr. Peterson and Mr. Volker engaged in discussions regarding the terms of a potential transaction, including potential exchange ratios, board representation and related terms of the potential transaction. In those discussions, Whiting proposed terms that included 80% stock consideration and 20% cash consideration to be paid by Whiting to Kodiak shareholders and the appointment of one Kodiak director to the Whiting board of directors. Over the next two months, Kodiak, Dorsey and Petrie Partners performed due diligence on Whiting, and Whiting and Whiting’s advisors performed due diligence on Kodiak, and representatives of each party discussed potential transaction structure and tax issues.

On April 18, 2014, Company A informed Kodiak that it would not be submitting a proposal, indicating that it would not be willing to make a cash offer that exceeded Kodiak’s then-current market capitalization.

On April 29, 2014, the Kodiak board met, and Mr. Peterson updated the board on the status of discussions with Company A and Whiting. The board held a lengthy discussion on the potential strategic transactions and reviewed the Kodiak’s current long-term strategic plan in light of the Strategic Considerations. The board held further discussions on May 9, 2014, during which Petrie Partners provided the board with a brief update on the current market environment, an overview of the positioning of a pro forma combined company and issues for consideration in connection with a potential transaction.

On May 10, 2014, the management teams of Kodiak and Whiting met to discuss the potential transaction. Kodiak management presented on Kodiak’s production, rig locations, acreage, permitting, reserves, infrastructure, marketing and financial projections, and Whiting’s management presented on Whiting’s Williston Basin, North Ward Estes and Redtail operations, exploration projects, drilling, land department, marketing and financial projections. Also on May 10, 2014 Mr. Peterson and Mr. Volker discussed valuation considerations, including tax matters relating to Kodiak’s structure with a Canadian holding company, and Mr. Volker requested that Kodiak enter into an exclusivity agreement for a period of 45 days. On May 10, 2014, Mr. Volker updated the Whiting board about the meeting with Kodiak and his discussions with Mr. Peterson. On May 12, 2014, Mr. Peterson updated the Kodiak board about the May 10, 2014 meeting with Whiting and his valuation discussions with Mr. Volker.

On May 12, 2014, Mr. Peterson communicated a proposal to Mr. Volker by email for a potential transaction involving 80% stock consideration and 20% cash consideration to be paid by Whiting to Kodiak shareholders, which Mr. Peterson and Mr. Volker discussed further by telephone on May 13, 2014. Mr. Peterson’s proposal included an exchange ratio of 0.195. On May 13, 2014, Mr. Volker contacted representatives of J.P. Morgan Securities LLC (“J.P. Morgan”) regarding serving as financial advisor to Whiting in connection with the potential transaction, and pursuant to an engagement letter effective as of May 30, 2014, Whiting retained J.P. Morgan as its financial advisor in connection with the potential transaction. In light of the termination of discussions with Company A and the presentation by Petrie Partners of the potential benefits and consequences of a transaction with Whiting including the impact on the Strategic Considerations, Kodiak entered into an exclusivity agreement on May 15, 2014 with Whiting providing for exclusive discussions through June 30, 2014. The Kodiak board met again on May 27, 2014 and discussed the potential transaction, including the structure of the proposed transaction and the status of valuation discussions.

On June 3, 2014, Mr. Volker communicated by telephone with Mr. Peterson regarding the potential Canadian and U.S. tax costs in respect of Kodiak’s structure with a Canadian holding company and valuation considerations resulting from such costs. On June 4, 2014, Mr. Peterson provided the Kodiak board with an update of these discussions. On June 6, 2014, Mr. Peterson and Mr. Volker met by telephone to discuss Kodiak’s valuation and Mr. Peterson responded to Mr. Volker that Kodiak would be interested in continuing discussions to pursue an all-stock transaction, but Kodiak would require two Whiting board seats in an all-stock transaction. In connection with these discussions, Mr. Volker proposed an exchange ratio of 0.170 and Mr. Peterson proposed an exchange ratio of 0.185. Following the discussion between Mr. Peterson and Mr. Volker, Mr. Peterson updated the Kodiak board on the status of the structure and valuation discussions by email and Mr. Volker updated the Whiting board on the status of the structure and valuation discussions by email. On June 19, 2014, the Kodiak board met to discuss the status of the proposed transaction.

On June 20, 2014, Whiting provided by email to Kodiak a draft arrangement agreement reflecting an all-stock transaction and two Whiting board seats for Kodiak designees. Kodiak, Dorsey, Miller Thomson and Petrie Partners reviewed the draft arrangement agreement, and on June 26, 2014, the Kodiak board of directors met to discuss the draft arrangement agreement. Kodiak’s counsel provided an overview of the proposed arrangement agreement, commented on the agreement’s terms and answered questions from the board of directors regarding the proposed agreement and termination fee provisions. Kodiak sent Whiting a revised draft of the proposed arrangement agreement that evening. The revised draft requested several changes for the benefit of Kodiak shareholders, including among other things, additional representations and warranties regarding Whiting and its business, certain assurances of the preferred tax treatment for Kodiak shareholders, the removal of the closing condition surrounding the successful completion of the Kodiak note holder consent solicitation, modifications of each party’s ability to pursue a superior proposal, limitations on Whiting’s ability to enter into another strategic transaction and changes to the termination fee provisions.

On June 28, 2014, the Kodiak board of directors met to discuss updates of the negotiations with Whiting. Mr. Peterson provided an update on the timing of negotiations with Whiting and answered questions from the Kodiak board of directors regarding updates of the negotiations. The Kodiak board of directors discussed the desirability of engaging another investment bank to render an opinion in addition to the opinion contemplated to be received from Petrie Partners in its role as Kodiak’s financial advisor. After discussion, the board determined that Mr. Peterson would approach Credit Suisse regarding the possibility of engaging Credit Suisse to render such an opinion. At the meeting, Petrie Partners presented an overview of the transaction proposal and reviewed two new third-party inquiries regarding proposed strategic transactions received in the preceding week. Petrie Partners presented a summary comparison of the assets, recent trading history, relative positioning and pro forma analyses a combination of Kodiak with each of the two new parties proposing strategic transactions and with Whiting. The board asked Petrie Partners questions about the alternatives, and a lengthy discussion of the board ensued. Based on this discussion, the board determined that Kodiak should continue negotiations with Whiting toward a potential transaction that would address the Strategic Considerations. The board concluded that the potential combination with Whiting was superior to a potential combination with either of the two new parties because of the board’s view that the transaction with Whiting was most likely to address the Strategic Considerations. In particular, the board concluded that the combination with Whiting provided a superior opportunity based on the resulting combined company’s oil-weighted asset portfolio, capital structure and market capitalization. On July 3, 2014, Kodiak and Whiting entered into an agreement extending the term of the original exclusivity agreement from June 30, 2014 to July 14, 2014.

On June 30, 2014, Dorsey and Foley held a telephone conference to discuss several issues in the draft arrangement agreement, including, among other things, the requirement for a closing condition surrounding the successful completion of the Kodiak note holder consent solicitation, desirability and nature of tax opinions, termination and termination fee provisions, restrictions on the activities of both parties between signing the arrangement agreement and closing of the arrangement and the treatment of Kodiak employees following completion of the arrangement. On July 2 and July 3, 2014, Dorsey and Foley exchanged drafts of the proposed arrangement agreement, and Whiting agreed to Kodiak’s proposals regarding each party’s ability to pursue a superior proposal and limiting Whiting’s ability to enter into certain transactions during the period between signing the arrangement agreement and closing the arrangement. On July 5, 2014, Dorsey and Foley held a telephone conference to discuss open issues in the agreement, including, among other things, Kodiak employee and compensation matters, the standard for efforts to obtain regulatory approval, the closing condition for the Kodiak note holder consent solicitation and the termination fee. On July 7, 2014, Whiting circulated a revised draft of the proposed arrangement agreement, in which Whiting generally adopted Kodiak’s positions with respect to employee and compensation matters, the tail period for the termination fee and certain other matters, but the parties remained in disagreement over the closing condition surrounding the successful completion of the Kodiak note holder consent solicitation and the exchange ratio.

On July 7, 2014, Kodiak executed an engagement letter pursuant to which, at the request of the Kodiak board, Credit Suisse would render an opinion to the Kodiak board with respect to the fairness, from a financial point of view, to the holders of Kodiak common shares of the exchange ratio in the potential transaction, and, on July 8, 2014, Kodiak executed an engagement letter formalizing the engagement of Petrie Partners as financial advisor to Kodiak and to render an opinion as to the fairness of the exchange ratio, from a financial point of view, to the Kodiak shareholders. Petrie Partners and Credit Suisse were each selected because of their qualifications, experience and reputation as internationally recognized investment banking and financial advisory firms.

On July 9, 2014, the Kodiak board met to discuss the current status of the Whiting transaction. Mr. Peterson updated the board on the status of the exchange ratio discussions. Kodiak’s counsel presented a summary of the terms of the current draft of the arrangement agreement and certain terms currently under negotiation and answered questions from the directors regarding the agreement. Representatives from Petrie Partners provided the board with copies of its analysis, which included an overview of the latest proposal from Whiting, recent market updates, observations of the current energy market environment, an overview of the current positioning of Kodiak and Whiting, and preliminary valuation and pro forma analyses of Kodiak, Whiting and the combined company. Petrie then presented its analysis, and the board asked questions of the representatives from Petrie Partners. Thereafter, at the request of the Kodiak board, representatives of Credit Suisse reviewed and discussed with the Kodiak board their preliminary financial analyses with respect to Kodiak, Whiting and the proposed transaction and responded to questions from members of the Kodiak board. Following the Kodiak board meeting, on July 10, 2014, Dorsey and Foley discussed the proposed arrangement by telephone and exchanged drafts of the agreement in which Whiting agreed to remove the closing condition surrounding the successful completion of the Kodiak note holder consent solicitation.

Mr. Peterson and Mr. Volker met on July 11, 2014 to discuss the remaining open items and, in particular, an exchange ratio of 0.177 of a share of Whiting common stock per each share of Kodiak common stock, subject to approval by each of the Whiting and Kodiak boards. Subsequent to that meeting, the Kodiak board met to discuss the status of the transaction with Whiting and the development of the negotiations. Mr. Peterson discussed the final revisions to the arrangement agreement and the determination of the final exchange ratio.

On July 11, 2014, the Whiting board met to review and discuss the acquisition of Kodiak. Mr. Volker updated the board on the status of negotiations regarding the arrangement agreement and the exchange ratio. Whiting management reviewed with the board its analyses of the transaction and Kodiak, including financial, due diligence and financing matters, and responded to questions from the board. Representatives of J.P. Morgan reviewed with the board its preliminary financial analyses with respect to Whiting, Kodiak and the combined company and the exchange ratio, and responded to questions from the board. Representatives of Foley then reviewed with the board certain legal matters relating to the transaction, including the board’s fiduciary duties in connection with its consideration of the transaction and the principal terms of the draft arrangement agreement, and responded to questions from the board. Mr. Volker reviewed management’s recommendations with respect to the proposed transaction, and the directors discussed various matters relating to the proposed transaction.

On July 12, 2014, Foley sent a final draft of the proposed arrangement agreement to Dorsey. Mr. Peterson and Kodiak’s legal counsel and financial advisor met with Mr. Volker and Whiting’s legal counsel and financial advisor throughout the day.

On July 13, 2014, the Kodiak board met to discuss the transaction. Petrie Partners presented and discussed its financial analysis with respect to the proposed arrangement. Following the presentation, at the request of the board, Petrie Partners rendered its oral opinion to the Kodiak board of directors (which was subsequently confirmed in writing by delivery of Petrie Partners’ written opinion addressed to the Kodiak board of directors dated as of the same date) as to, as of July 13, 2014, the fairness of the exchange ratio, from a financial point of view, to the Kodiak shareholders. Credit Suisse then reviewed and discussed its financial analyses with respect to Kodiak, Whiting and the proposed transaction. Thereafter, at the request of the Kodiak board of directors, Credit Suisse rendered its oral opinion to the Kodiak board of directors (which was subsequently confirmed in writing by delivery of Credit Suisse’s written opinion addressed to the Kodiak board of directors dated as of the same date) as to, as of July 13, 2014, the fairness, from a financial point of view, to the holders of Kodiak common shares of the exchange ratio in the arrangement pursuant to the arrangement agreement. Thereafter, the Kodiak board asked Mr. Peterson and James Catlin to leave the meeting in light of their previously declared interests in the transaction, and the independent directors of Kodiak met in executive session. The independent directors discussed the proposed transaction, including the interests of Mr. Peterson and Mr. Catlin, and voted to approve the transaction and the arrangement agreement. Mr. Peterson and Mr. Catlin rejoined the meeting, and, after a further discussion, the board approved the transaction and the arrangement agreement.

On July 13, 2014, the Whiting board met to discuss the transaction. Representatives of Foley reviewed the board’s fiduciary duties in connection with its consideration of the transaction. J.P. Morgan then presented and discussed its financial analyses with respect to the proposed transaction. Following the presentation, at the request of the board, J.P. Morgan rendered its oral opinion to the Whiting board of directors (which was subsequently confirmed in writing by delivery of J.P, Morgan’s written opinion addressed to the Whiting board of directors dated as of the same date) as to, as of July 13, 2014, the fairness of the exchange ratio, from a financial point of view, to Whiting. Representatives of Foley then reviewed the terms of the proposed final arrangement agreement. After discussion by the board, the board approved the transaction and the arrangement agreement.

Later on July 13, 2014, Kodiak and Whiting executed the arrangement agreement and issued a joint press release announcing the arrangement.

Whiting Recommendation and Reasons for the Arrangement

After careful consideration at a meeting on July 13, 2014, the Whiting board of directors unanimously (i) determined that the arrangement agreement and the arrangement are fair to and in the best interests of Whiting and its stockholders, (ii) approved the arrangement agreement and the transactions contemplated thereby and (iii) recommended that the stockholders of Whiting approve the share issuance proposal and directed that the share issuance proposal be submitted to a vote by Whiting stockholders at a special meeting of Whiting stockholders.

In evaluating the arrangement agreement and the transactions contemplated thereby, including the share issuance proposal, the Whiting board of directors consulted with Whiting’s management, as well as Whiting’s legal and financial advisors. In reaching its decision, the Whiting board of directors considered the following material factors that the Whiting board of directors viewed as generally supporting its decision to approve and enter into the arrangement agreement and recommend that Whiting stockholders vote “FOR” the share issuance proposal and the Whiting adjournment proposal:

•	The combination will create the largest Bakken/Three Forks producer in the Williston Basin with over 107,000 BOE/d of production in the first quarter of 2014. The combined company will have 855,000 net acres, an inventory of approximately 3,460 net future drilling locations and 370 MMBOE of proved reserves in the Williston Basin.

•	Following the arrangement, accelerated development of Kodiak’s resource base is expected to drive production and cash flow growth with an expected increase in the size of Kodiak’s rig fleet.

•	The combined company will offer a leading oil-driven growth profile with the expectation of consistently strong margins from the oil focus.

•	The proximity of Whiting’s and Kodiak’s complementary acreage positions in the Williston Basin will enable for more efficient operations. Additionally, the application of Whiting’s technological expertise to the Kodiak asset base is expected to enhance recoveries and reduce Kodiak’s completed well costs by approximately $700,000 per well.

•	The increased scale of the combined company should permit it to compete more effectively and facilitate future development projects, exploration and acquisitions through increased cash flow and lower cost of capital.

•	The all-stock transaction strengthens Whiting’s financial flexibility and is credit enhancing.

•	The arrangement is expected to be accretive to Whiting discretionary cash flow per share, earnings per share and production per share in 2015 and thereafter.

•	The financial terms of the arrangement, including the value of the arrangement consideration based on the exchange ratio relative to the then-current market prices and historical trading prices of Whiting common stock and Kodiak common stock, and the relative contribution of Kodiak to the combined company; and the fact that Whiting stockholders will own approximately 71% of the common stock of the combined company on a fully diluted basis following the closing of the arrangement.

•	Even though the arrangement agreement provides for a fixed exchange ratio, the Whiting board of directors determined that the method for determining the exchange ratio was appropriate and the risks acceptable in view of the relative intrinsic values and financial performance of Whiting and Kodiak and the historic trading prices of Whiting and Kodiak common stock. Additionally, the arrangement agreement contains certain structural protections, such as Whiting’s right to not complete the arrangement in the event of a material adverse change with respect to Kodiak.

•	The terms of the arrangement agreement, including the representations, obligations and rights of the parties under the arrangement agreement, the conditions to each party’s obligation to complete the arrangement, the circumstances in which each party is permitted to terminate the arrangement agreement and the related termination fee payable by Kodiak in the event of termination of the arrangement agreement under specified circumstances.

•	The recommendation of Whiting management in favor of the arrangement and the share issuance proposal.

•	The opinion of J.P. Morgan, dated July 13, 2014, to the Whiting board of directors as to the fairness, from a financial point of view and as of the date of the opinion and based upon and subject to the factors, assumptions, limitations and qualifications set forth in its opinion, of the exchange ratio to Whiting, and the financial analyses related thereto prepared by J.P. Morgan, as more fully described below under the heading “—Opinion of J.P. Morgan Securities LLC to the Whiting Board.”

The Whiting board of directors also considered, and balanced against the potentially positive factors concerning the arrangement, the following material potential risks and other negative factors concerning the arrangement in connection with its deliberations of the proposed transaction:

•	The arrangement agreement provides for a fixed exchange ratio and thus the exchange ratio will not change based on changes in the trading prices of Whiting or Kodiak common stock or changes in the business performance or financial results of Whiting or Kodiak. Accordingly, if the value of Kodiak’s business declines relative to the value of Whiting’s business prior to completion of the arrangement, Kodiak shareholders’ percentage ownership in the combined company may exceed Kodiak’s relative contribution to the combined company.

•	The risks relating to the announcement and pendency of the arrangement and risks and costs to Whiting if the completion of the arrangement is not timely, or does not occur at all, which may be for reasons beyond the control of Whiting and/or Kodiak, including the potential impact on the relationships between Whiting and its employees, service providers, suppliers and other third parties, as well as the potential impact on the trading prices of Whiting common stock.

•	The potential Canadian and U.S. tax costs in respect of Kodiak’s structure with a Canadian holding company that will continue to be present when Kodiak is a subsidiary of Whiting after completion of the arrangement, including the potential inability to claim full foreign tax credits in the U.S. for Canadian withholding tax at the rate of 5% on distributions by Kodiak to Whiting unless the Whiting group incurs Canadian federal income taxes in connection with a combination of Kodiak’s and Whiting’s U.S. operations, and the estimated approximately $40 million U.S. federal income liability that the Whiting group expects to pay as a result of converting Kodiak to a more efficient tax structure for U.S. federal income tax purposes.

•	The provisions of the arrangement agreement restrict Whiting’s ability to solicit possibly superior transactions and the required payment by Whiting of termination fees in the event of termination of the arrangement agreement under specified circumstances.

•	The provisions of the arrangement agreement impose certain restrictions on the operations of Whiting until completion of the arrangement.

•	Substantial costs will be incurred by both Whiting and Kodiak in connection with the arrangement, including financial arrangement fees, financial advisory fees and legal and other advisor fees, as well as the costs of integrating the businesses of Whiting and Kodiak.

•	The risk that management focus, employee attention and resources for other strategic opportunities, as well as employee attention to operational matters, could be diverted for an extended period of time while the parties work to complete the arrangement and integration process.

•	The challenges inherent in the combination of two business enterprises of this size and complexity, including the attendant risks that the anticipated production and operational synergies and other benefits sought to be obtained from the arrangement might not be achieved in the time frame contemplated or at all.

•	The risks inherent in Kodiak’s business and operations, including those identified in Kodiak’s SEC filings and those associated with potential liabilities of Kodiak for environmental matters and related remediation costs. The types and nature of the risks described under the section entitled “Risk Factors” and the matters described under “Forward-Looking Statements.”

This discussion of the information and factors considered by the Whiting board of directors in reaching its decision and recommendation includes the material factors considered by the Whiting board of directors, but is not intended to be exhaustive and may not include all of the factors considered by the Whiting board of directors. In view of the wide variety of factors considered in connection with its evaluation of the arrangement and the complexity of these matters, the Whiting board of directors did not consider it practical, nor did it attempt, to quantify, rank or otherwise assign relative weights to the different factors it considered in reaching its decision and did not undertake to make any specific determination as to whether any particular factor, or any aspect of any particular factor, was favorable or unfavorable to its ultimate determination. Rather, the Whiting board of directors viewed its decision as being based on the totality of the information presented to it and the factors it considered, including its discussion with, and questioning of, members of Whiting’s management and outside legal and financial advisors. In addition, individual members of the Whiting board of directors may have given different weight to different factors.

Kodiak Recommendation and Reasons for the Arrangement

On July 13, 2014, the Kodiak board of directors: (i) determined that the arrangement agreement was fair, advisable and in the best interests of Kodiak and its shareholders; (ii) adopted and approved the arrangement agreement; and (iii) recommended that the Kodiak shareholders approve and adopt the continuance resolution and the arrangement resolution.

In evaluating the arrangement agreement and the transactions contemplated thereby, the Kodiak board consulted with Kodiak management, a well-respected financial advisor and experienced Canadian and U.S. legal counsel. In reaching its determinations, the Kodiak board of directors considered the following material factors that the Kodiak board viewed as generally supporting its decision to approve and enter into the arrangement agreement and recommend that Kodiak securityholders, as applicable, vote “FOR” the continuance resolution, the arrangement resolution, the arrangement-related compensation proposal and the adjournment proposal:

•	The Kodiak board’s knowledge of Kodiak’s business, including its financial condition, operations, business plans, management, asset quality, competitive position, challenges and prospects (including certain risks and uncertainties disclosed in Kodiak’s SEC filings), as well as its financial plan and prospects if Kodiak were to remain an independent public company and the potential impact of those factors on the trading price of Kodiak’s common shares (which cannot be quantified numerically), and of Whiting’s business, including its financial condition, operations, business plans, management, asset quality, competitive position, challenges and prospects (including certain risks and uncertainties disclosed in Whiting’s SEC filings), with the Kodiak board’s knowledge being enhanced by the due diligence investigation of Whiting conducted by Kodiak;

•	The Kodiak board’s knowledge of possible candidates, including industry participants and business partners, for a strategic transaction or sale of the company that might have provided value to Kodiak and its shareholders;

•	The fact that, over the course of a two-year period leading up to the announcement of the arrangement, the Kodiak board evaluated numerous opportunities, both solicited and unsolicited, for a strategic transaction or sale of the company;

•	The Kodiak board’s determination that the proposal from Whiting satisfied the Kodiak board’s Strategic Considerations and the other strategic objectives established by the Kodiak board and management with respect to achieving improved financial strength, continued growth and improved diversity in assets and geographic scope relative to Kodiak’s publicly traded peers and other operators, and that the proposed arrangement with Whiting would be superior both operationally and with respect to shareholder value, to the alternative of not engaging in the arrangement and instead continuing to operate Kodiak’s business as an independent, standalone company;

•	The fact that the combined company would hold assets with approximately 88% of its reserves in oil, a heavy focus on the Williston Basin and exposure to the Niobrara trend;

•	The Kodiak shareholders’ right to receive 0.177 of a share of Whiting common stock for each Kodiak common share, representing an implied value of $13.90 per Kodiak common share based on the closing price of shares of Kodiak common stock on July 11, 2014. This represented an approximate 5.1% premium to the volume weighted average price of shares of Kodiak common stock for the 60 trading days before the execution of the arrangement agreement and an approximate 12.8% premium to the volume weighted average price of shares of Kodiak common stock in 2014;

•	The fact that the Kodiak shareholders have the right to participate as owners of approximately 29% of the combined company following the closing of the arrangement and would therefore benefit from any increases in the value of Whiting common stock;

•	The Kodiak board’s view that the combined company will benefit from the combination of Whiting’s and Kodiak’s respective technical and operational expertise with respect to asset development;

•	The Kodiak board’s expectation that the combined company will have an enhanced financial and competitive position, increased size and scale enhancing the relative positioning of the combined company against peers, diversity and depth in assets and geographic scope, earnings from a more diversified asset base, an increase in proved reserves and production capacity and an increased financial capacity to develop existing assets;

•	The Kodiak board’s view that the transaction would result in meaningful growth to the combined company’s asset portfolio in the core Williston Basin area resulting in one of the largest holdings in that basin and that the combined company will be the largest operator, in terms of production, in the Bakken/Three Forks formation;

•	The expectation of significant operational and financial synergies to be realized following consummation of the arrangement, including enhanced recoveries, accelerated development of the Kodiak asset base and reduced costs;

•	The Kodiak board’s view that the arrangement will improve the combined company’s credit profile, including that the larger combined company will have improved liquidity due to a greater combined lending base, will have improved access to capital markets, will benefit from a lower cost of capital, and as a result, will be able to optimize Kodiak’s asset base, compete more effectively and more readily assume risks inherent in Kodiak’s business;

•	The board’s expectation that Kodiak employees will have employment opportunities with the combined company on terms largely comparable to similarly situated Whiting employees.

•	The expectation that Kodiak’s U.S. shareholders would receive Whiting common stock on a tax-free basis for U.S. federal income tax purposes with positive growth potential;

•	The terms of the arrangement agreement, including the representations, warranties, covenants, obligations and rights of the parties, the conditions to each party’s obligations to complete the arrangement, the termination rights and Kodiak’s right to appoint two directors to Whiting’s board of directors;

•	The fact that Kodiak and Whiting undertook extensive negotiations resulting in revisions to the original draft arrangement agreement to make the terms more favorable to Kodiak and its shareholders;

•	The terms of the arrangement agreement permit Kodiak, prior to the time that Kodiak securityholders approve the arrangement, to discuss and negotiate, under specified circumstances, an unsolicited takeover proposal should one be made, if the Kodiak board determines in good faith (after receiving advice of its financial advisor and outside counsel) that the unsolicited proposal constitutes or is reasonably likely to lead to a superior proposal;

•	The fact that the arrangement agreement allows the Kodiak board, under specified circumstances, to change or withdraw its recommendation to the Kodiak securityholders with respect to the approval of the arrangement resolution and continuance resolution;

•	The terms of the arrangement agreement permit the Kodiak board, under specified circumstances, to terminate the arrangement agreement to enter into a superior proposal;

•	The fact that the arrangement is subject to the approval of (i) at least two-thirds of the votes cast on the arrangement resolution by those holders of Kodiak common stock present in person or represented by proxy and (ii) at least two-thirds of the votes cast on the arrangement resolution by those holders of Kodiak common stock and holders of Kodiak RSUs, options and restricted stock awards present in person or represented by proxy together voting as a class, with each Kodiak RSU, option and restricted stock award entitling the holder thereof to that number of votes equal to the number of shares of Kodiak common stock issuable upon the valid exercise of an option, or the valid settlement of an RSU or restricted stock award, as applicable;

•	The fact that Kodiak securityholders will have the opportunity for a hearing on the fairness of the terms and conditions of the arrangement with the Supreme Court of British Columbia, and, in order to consummate the arrangement, that the Court must determine that the terms and conditions of the arrangement are fair to the Kodiak securityholders;

•	The fact that, following declarations of interest in the transaction by Lynn Peterson and James Catlin, the independent members of the Kodiak board met in executive session, and, after discussion of the proposed transaction and the interests of Mr. Peterson and Mr. Catlin, the independent directors unanimously approved the arrangement and arrangement agreement;

•	The likelihood that the arrangement will be completed on a timely basis, including the likelihood that each of the arrangement-related proposals will receive the required shareholder approval and the likelihood that all necessary regulatory approvals will be obtained on the anticipated schedule without the imposition of unacceptable conditions;

•	The financial presentation and opinion of Petrie Partners, dated July 13, 2014, to the Kodiak board as to the fairness, from a financial point of view, of the exchange ratio to the Kodiak shareholders, as further described below under “—Opinion of Petrie Partners Securities, LLC to the Kodiak Board”;

•	The financial analyses reviewed and discussed with the Kodiak board of directors by representatives of Credit Suisse as well as the oral opinion of Credit Suisse rendered to the Kodiak board of directors on July 13, 2014 (which was subsequently confirmed in writing by delivery of Credit Suisse’s written opinion addressed to the Kodiak board of directors dated the same date) as to, as of July 13, 2014, the fairness, from a financial point of view, to the holders of shares of Kodiak common stock of the exchange ratio in the arrangement pursuant to the arrangement agreement, as more fully described below under “—Opinion of Credit Suisse Securities (USA) LLC to the Kodiak Board”; and

•	The Kodiak board’s consideration of the continuing and prospective risks to Kodiak as an independent public company, including those risks described under the section entitled “Risk Factors” and the other risks described in Kodiak’s annual report on Form 10-K for the year ended December 31, 2013 and quarterly report on Form 10-Q for the quarter ended June 30, 2014.

The Kodiak board also considered and balanced against the potentially positive factors concerning the arrangement the following material potential risks and other negative factors concerning the arrangement in connection with its deliberations of the proposed transaction:

•	The arrangement agreement provides for a fixed exchange ratio, and thus, the exchange ratio will not change based on changes in the trading prices of shares of Kodiak or Whiting common stock or changes in the business performance or financial results of Kodiak or Whiting. Accordingly, if the value of Whiting’s business declines relative to the value of Kodiak’s business prior to completion of the arrangement, Whiting shareholders’ percentage ownership in the combined company may exceed Whiting’s relative contribution to the combined company;

•	The limitations under the arrangement agreement, subject to certain exceptions, on Kodiak’s ability to solicit, initiate or encourage alternative third-party takeover proposals and the related disincentives to do so, including the fact that if Kodiak accepted a superior proposal, changed its recommendation of the arrangement or, under certain circumstances, entered into an acquisition agreement within a certain time after the arrangement agreement was terminated, it would have to pay Whiting a termination fee of $130.0 million and reimburse up to $10.0 million in Whiting’s expenses, which might discourage other parties potentially interested in an acquisition of, or combination with, Kodiak from pursuing that opportunity;

•	The fact that, based on the exchange ratio of 0.177 and the closing price of shares of Kodiak common stock on July 11, 2014, the implied value of $13.90 per Kodiak common share represented a 2.3% discount to Kodiak’s closing price per common share on that date;

•	Kodiak would no longer be an independent company with strategic direction being decided by a board of directors chosen entirely by the Kodiak shareholders;

•	Various regulatory and court approvals required to complete the arrangement, which present a risk that the applicable governmental authorities or courts may condition their grant of required approvals or consents on the imposition of unfavorable terms or conditions or that such approvals and consents will not be able to be obtained at all;

•	The risks and contingencies relating to the announcement and pendency of the arrangement and risks and costs to Kodiak if the closing of the arrangement is not timely, or if the arrangement does not close at all, including the potential impact on the relationships between Kodiak and its employees, customers, suppliers and other third parties, as well as the potential impact on the trading prices of shares of Kodiak common stock. Additionally, there is the possibility that the arrangement may not be completed, or that completion may be unduly delayed, for reasons beyond the control of Kodiak and/or Whiting;

•	The risk that management focus, employee attention and resources for other strategic opportunities, as well as employee attention to operational matters, could be diverted for an extended period while the parties work to complete the arrangement and integration process. In addition, Kodiak may potentially lose key and other personnel as a result of the pending arrangement;

•	The challenges inherent in the combination of two business enterprises of this size, scope and complexity, including the loss of management having the most experience with the Kodiak assets and the attendant risks that the anticipated cost savings and synergies and other benefits sought to be obtained from the arrangement might not be achieved in the time frame contemplated or at all;

•	Under the arrangement agreement, Whiting is subject to very limited restrictions during the pendency of the arrangement on the conduct of its business, acquisitions it may pursue or entering into other strategic transactions, including an acquisition of Whiting to the extent it would not require an adverse recommendation change by Whiting’s board, a termination of the arrangement agreement or prevent or materially impair Whiting’s ability to consummate the arrangement prior to the termination date. As a result, there is a risk that Whiting’s business may change before or after the completion of the arrangement, which may affect the value of Whiting common stock held by Kodiak shareholders following the completion of the arrangement and, if Whiting issues additional shares of its common stock in another acquisition, could reduce the Kodiak shareholders’ percentage ownership in the combined company;

•	The restrictions on the conduct of Kodiak’s business until completion of the arrangement, subjecting Kodiak to a variety of specified limitations absent Whiting’s consent, which may delay or prevent Kodiak from undertaking business opportunities that may arise during such period, even if Kodiak management thinks they may be advisable;

•	Substantial costs will be incurred by both Whiting and Kodiak in connection with the arrangement, including legal and financial advisory fees, certain of which must be paid regardless of whether the arrangement is consummated, as well as the costs of integrating the businesses of Whiting and Kodiak;

•	The interests that certain executive officers and directors of Kodiak may have with respect to the arrangement in addition to their interests as shareholders of Kodiak. See “—Interests of Directors and Executive Officers of Kodiak in the Arrangement”; and

•	The Kodiak board considered certain risks inherent in Whiting’s business and operations, including those identified in Whiting’s SEC filings and also considered the types and nature of the risks described under the section entitled “Risk Factors”, the other risks described in Kodiak’s and Whiting’s annual reports on Form 10-K for the year ended December 31, 2013 and quarterly report on Form 10-Q for the quarter ended June 30, 2014 and the matters described under “Forward-Looking Statements.”

This discussion of the factors considered by the Kodiak board is not, and is not intended to be, exhaustive. The Kodiak board also considered a variety of other risks and countervailing factors, including the risks of the type and nature described under “Forward-Looking Statements.”

The Kodiak board concluded that the benefits of the arrangement to Kodiak and its shareholders outweighed the perceived risks. In view of the wide variety of factors considered, and the complexity of these matters, the Kodiak board did not find it useful and did not attempt to quantify or assign any relative or specific weights to the various factors it considered. Rather, the Kodiak board viewed the decisions as being based on the totality of the information available to it. In addition, individual members of the Kodiak board may have given differing weights to different factors.

Opinion of J.P. Morgan Securities LLC to the Whiting Board

Pursuant to an engagement letter effective as of May 30, 2014, Whiting retained J.P. Morgan as its financial advisor in connection with the proposed arrangement.

At the meeting of the Whiting board of directors on July 13, 2014, J.P. Morgan rendered its oral opinion to the Whiting board of directors that, as of such date and based upon and subject to the factors, assumptions, limitations and qualifications set forth in its opinion, the exchange ratio in the proposed arrangement was fair, from a financial point of view, to Whiting. J.P. Morgan has confirmed its July 13, 2014 oral opinion by delivering its written opinion to the Whiting board of directors, dated July 13, 2014, that, as of such date, the exchange ratio in the proposed arrangement was fair, from a financial point of view, to Whiting. The issuance of J.P. Morgan’s opinion was approved by a fairness committee of J.P. Morgan. No limitations were imposed by the Whiting board of directors upon J.P. Morgan with respect to the investigations made or procedures followed by it in rendering its opinions.

The full text of the written opinion of J.P. Morgan dated July 13, 2014, which sets forth the assumptions made, matters considered and limits on the review undertaken, is attached as Annex G to this document and is incorporated herein by reference. Whiting stockholders are urged to read the opinion in its entirety. J.P. Morgan’s written opinion is addressed to the Whiting board of directors (in its capacity as such), is directed only to the exchange ratio in the arrangement and does not constitute a recommendation to any Whiting stockholder as to how such stockholder should vote with respect to the transactions contemplated by the arrangement agreement. The summary of the opinion of J.P. Morgan set forth in this document is qualified in its entirety by reference to the full text of such opinion.

In arriving at its opinions, J.P. Morgan, among other things:

•	reviewed a draft dated July 12, 2014 of the arrangement agreement;

•	reviewed certain publicly available business and financial information concerning Whiting and Kodiak and the industries in which they operate;

•	compared the proposed financial terms of the arrangement with the publicly available financial terms of certain transactions involving companies J.P. Morgan deemed relevant and the consideration received for such companies;

•	compared the financial and operating performance of Whiting and Kodiak with publicly available information concerning certain other companies J.P. Morgan deemed relevant and reviewed the current and historical market prices of Whiting common stock and Kodiak common stock and certain publicly traded securities of such other companies;

•	reviewed certain internal financial analyses and forecasts prepared by the management of Whiting relating to its and Kodiak’s respective businesses and by the management of Kodiak relating to its businesses, as well as the estimated amount and timing of cost savings and related expenses and synergies expected to result from the arrangement (the “Synergies”); and

•	performed such other financial studies and analyses and considered such other information as J.P. Morgan deemed appropriate for the purposes of its opinion.

In addition, J.P. Morgan also held discussions with certain members of the management of Whiting and Kodiak with respect to certain aspects of the arrangement, and the past and current business operations of Whiting and Kodiak, the financial condition and future prospects and operations of Whiting and Kodiak, the effects of the arrangement on the financial condition and future prospects of Whiting, and certain other matters J.P. Morgan believed necessary or appropriate to its inquiry.

In giving its opinion, J.P. Morgan relied upon and assumed the accuracy and completeness of all information that was publicly available or was furnished to or discussed with J.P. Morgan by Whiting and Kodiak or otherwise reviewed by or for J.P. Morgan, and J.P. Morgan did not independently verify, nor did J.P. Morgan assume responsibility for independently verifying, any such information or its accuracy or completeness. J.P. Morgan did not conduct nor was provided with any valuation or appraisal of any assets or liabilities, nor did J.P. Morgan evaluate the solvency of Whiting or Kodiak under any state or federal laws relating to bankruptcy, insolvency or similar matters. In relying on financial analyses and forecasts provided to it, including the Synergies, J.P. Morgan assumed that they were reasonably prepared based on assumptions reflecting the best currently available estimates and judgments by management as to the expected future results of operations and financial condition of Whiting and Kodiak to which such analyses or forecasts relate. J.P. Morgan expressed no view as to such analyses or forecasts (including the Synergies) or the assumptions on which they were based. J.P. Morgan also assumed that the arrangement and the other transactions contemplated by the arrangement agreement will qualify as a tax-free reorganization for United States federal income tax purposes and will be consummated as described in the arrangement agreement, and that the definitive arrangement agreement would not differ in any material respect from the draft thereof provided to J.P. Morgan. J.P. Morgan also assumed that the representations and warranties made by Whiting and Kodiak in the arrangement agreement and the related agreements were and will be true and correct in all respects material to J.P. Morgan’s analysis. J.P. Morgan is not a legal, regulatory or tax expert and relied on the assessments made by advisors to Whiting with respect to such issues. J.P. Morgan further assumed that all material governmental, regulatory or other consents and approvals necessary for the consummation of the arrangement will be obtained without any adverse effect on Whiting or Kodiak or on the contemplated benefits of the arrangement.

The projections furnished to J.P. Morgan for Whiting for the fiscal years ending December 31, 2014, December 31, 2015 and December 31, 2016 were prepared by the management of Whiting (the “Whiting forecast,” as further described in “—Certain Unaudited Internal Financial and Operating Forecasts”). The projections furnished to J.P. Morgan for Kodiak for the fiscal years ending December 31, 2014, December 31, 2015 and December 31, 2016 were prepared by the management of Kodiak and were adjusted by the management of Whiting to reflect consistent commodity prices (as adjusted, the “Whiting adjusted Kodiak forecast,” as further described in “—Certain Unaudited Internal Financial and Operating Forecasts”). Neither Whiting nor Kodiak publicly discloses internal management projections of the type provided to J.P. Morgan in connection with J.P. Morgan’s analysis of the arrangement, and such projections were not prepared with a view toward public disclosure. These projections, and the adjustments made thereto by the management of Whiting, were based on numerous variables and assumptions that are inherently uncertain and may be beyond the control of management, including, without limitation, factors related to general economic and competitive conditions and prevailing interest rates. Accordingly, actual results could vary significantly from those set forth in such projections. For more information regarding the use of projections, please refer to the section entitled “—Certain Unaudited Internal Financial and Operating Forecasts.”

J.P. Morgan’s opinion is based on economic, market and other conditions as in effect on, and the information made available to J.P. Morgan as of, the date of such opinion. Subsequent developments may affect J.P. Morgan’s opinion, and J.P. Morgan does not have any obligation to update, revise, or reaffirm such opinion. J.P. Morgan’s opinion is limited to the fairness, from a financial point of view, to Whiting of the exchange ratio in the proposed arrangement, and J.P. Morgan has expressed no opinion as to the fairness of the exchange ratio to the holders of any class of securities, creditors or other constituencies of Whiting or the underlying decision by Whiting to engage in the arrangement. Furthermore, J.P. Morgan expressed no opinion with respect to the amount or nature of any compensation to any officers, directors, or employees of any party to the arrangement, or any class of such persons relative to the exchange ratio in the arrangement or with respect to the fairness of any such compensation. J.P. Morgan also expressed no opinion as to the price at which Whiting common stock or Kodiak common stock will trade at any future time, whether before or after the closing of the arrangement.

In accordance with customary investment banking practice, J.P. Morgan employed generally accepted valuation methods in reaching its opinion. The following is a summary of the material financial analyses utilized by J.P. Morgan in connection with providing its opinion.

Public Companies Analysis

Using publicly available information, J.P. Morgan compared selected financial data of Whiting and Kodiak with similar data for selected publicly traded companies engaged in businesses which J.P. Morgan judged to be analogous to Whiting’s or Kodiak’s.

For Whiting, the companies selected by J.P. Morgan were as follows:

Peer companies operating in the Bakken shale:

•	Continental Resources, Inc.

•	Oasis Petroleum Inc.

•	Kodiak Oil & Gas Corp.

Diversified peer companies:

•	Hess Corporation

•	Marathon Oil Corporation

•	QEP Resources, Inc.

•	Newfield Exploration Company

For Kodiak, the companies selected by J.P. Morgan were as follows:

•	Continental Resources, Inc.

•	Oasis Petroleum Inc.

•	Whiting Petroleum Corporation

These companies were selected, among other reasons, because they are publicly traded companies with operations and businesses that, for the purposes of J.P. Morgan’s analysis, may be considered similar to those of Whiting and Kodiak based on the nature of their assets and operations and the form and geographic location of their operations. However, certain of these companies may have characteristics that are materially different from those of Whiting and Kodiak. The analyses necessarily involve complex considerations and judgments concerning differences in financial and operational characteristics of the companies involved and other factors that could affect the companies differently than would affect Whiting or Kodiak.

For each company listed above, J.P. Morgan calculated and compared various financial multiples and ratios based on publicly available information as of July 11, 2014. For each of the following analyses performed by J.P. Morgan, estimated financial data for the selected companies were based on the Whiting forecast and the Whiting adjusted Kodiak forecast (in the case of Whiting and Kodiak, respectively) and information obtained from FactSet Research Systems and selected equity research reports (in the case of the other selected companies). The information J.P. Morgan calculated for each of the selected companies included:

•	Multiple of equity value (calculated as the market value of the company’s common stock on a fully diluted basis) to estimated cash flow (calculated as earnings before interest, taxes, depreciation, amortization and exploration expenses (“EBITDAX”), less cash interest expense, less cash taxes, plus non-cash G&A expenses) for the fiscal years ended December 31, 2014, December 31, 2015 and December 31, 2016;

•	Multiple of firm value (calculated as equity value plus debt and other adjustments, including minority interest and preferred stock, less cash) to estimated EBITDAX for the fiscal years ended December 31, 2014, December 31, 2015 and December 31, 2016;

•	Multiple of firm value to estimated production (in dollars per barrel of oil equivalent per day (“$/BOE/d”)) for the fiscal years ended December 31, 2014, December 31, 2015 and December 31, 2016; and

•	Multiple of firm value to proved reserves (in dollars per barrel of oil equivalent (“$/BOE”)).

Results of the analysis for Whiting and Kodiak, respectively, are as follows:

Whiting

Peer Companies Operating in the Bakken Shale

	Equity value / estimated cash flow			Firm value / estimated EBITDAX			Firm value / production ($/BOE/d)			Firm value / reserves ($/BOE)
	2014E	2015E	2016E	2014E	2015E	2016E	2014E	2015E	2016E
Continental	8.4x	7.1x	5.6x	9.3x	7.7x	6.3x	$195,420	$154,313	$122,763	$30.90
Oasis	5.9x	4.7x	3.6x	7.1x	5.8x	4.6x	$163,322	$126,081	$106,030	$35.84
Kodiak	5.4x	4.0x	3.3x	7.4x	5.6x	4.8x	$156,401	$115,661	$94,197	$36.53

Diversified Peer Companies

	Equity value / estimated cash flow			Firm value / estimated EBITDAX			Firm value / production ($/BOE/d)			Firm value / reserves ($/BOE)
	2014E	2015E	2016E	2014E	2015E	2016E	2014E	2015E	2016E
Hess	5.5x	5.0x	4.2x	4.9x	4.6x	4.1x	$100,203	$89,528	$88,470	$23.35
Marathon	4.7x	4.4x	4.1x	3.7x	3.8x	3.5x	$62,152	$60,605	$58,190	$14.34
QEP	4.3x	3.8x	3.1x	6.0x	5.4x	4.3x	$72,837	$68,431	$59,064	$14.73
Newfield	4.3x	3.6x	3.3x	6.0x	5.1x	4.2x	$67,242	$59,855	$54,626	$15.02

J.P. Morgan also calculated the same financial multiples and ratios for Whiting based on both the Whiting forecast and information from FactSet Research Systems (referred to as “Street estimates” in the below table).

	Equity value / estimated cash flow			Firm value / estimated EBITDAX			Firm value / production ($/BOE/d)			Firm value / reserves ($/BOE)
	2014E	2015E	2016E	2014E	2015E	2016E	2014E	2015E	2016E
Whiting (based on Whiting forecast)	4.1x	3.9x	3.7x	4.9x	4.5x	4.3x	$105,284	$91,836	$81,271	$26.76
Whiting (based on Street estimates)	4.5x	4.1x	3.7x	5.2x	4.8x	4.2x	$105,727	$89,481	$77,566	$26.76

Based on the results of this analysis, J.P. Morgan selected multiple reference ranges for Whiting of 4.25x—5.25x, 3.75x—4.5x, and 3.25x—4.25x for equity value to estimated 2014, 2015 and 2016 cash flow, respectively; ranges of 4.75x—6.25x, 4.25x—5.5x, and 4.0x—5.0x for firm value to estimated 2014, 2015, and 2016 EBITDAX, respectively; ranges of $100,000—$130,000, $80,000—$110,000, and $75,000—$100,000 for firm value to estimated 2014, 2015, and 2016 production, respectively; and a range of $25.00—$35.00 for firm value to proved reserves.

After applying such ranges to the appropriate metrics for Whiting based on the Whiting forecast, the analysis indicated the following implied equity value per share ranges for Whiting common stock (resulting per share values were in all cases rounded to the nearest $0.25 per share):

Whiting Implied Equity Value Per Share Range

	Equity value / estimated cash flow			Firm value / estimated EBITDAX			Firm value / production ($/BOE/d)			Firm value / reserves ($/BOE)
	2014E	2015E	2016E	2014E	2015E	2016E	2014E	2015E	2016E
Low	$80.50	$76.00	$69.50	$76.25	$73.00	$72.75	$73.75	$66.00	$71.00	$72.25
High	$99.50	$91.25	$90.75	$106.25	$99.75	$95.75	$101.25	$97.75	$101.00	$108.50

The ranges of implied equity values per share were compared to Whiting’s closing share price of $78.54 on July 11, 2014.

Kodiak

Peer Companies

	Equity value / estimated cash flow			Firm value / estimated EBITDAX			Firm value / production ($/BOE/d)			Firm value / reserves ($/BOE)
	2014E	2015E	2016E	2014E	2015E	2016E	2014E	2015E	2016E
Continental	8.4x	7.1x	5.6x	9.3x	7.7x	6.3x	$195,420	$154,313	$122,763	$30.90
Whiting	4.1x	3.9x	3.7x	4.9x	4.5x	4.3x	$105,284	$91,836	$81,271	$26.76
Oasis	5.9x	4.7x	3.6x	7.1x	5.8x	4.6x	$163,322	$126,081	$106,030	$35.84

J.P. Morgan also calculated the same financial multiples and ratios for Kodiak based on both the Whiting adjusted Kodiak forecast and Street estimates.

	Equity value / estimated cash flow			Firm value / estimated EBITDAX			Firm value / production ($/BOE/d)			Firm value / reserves ($/BOE)
	2014E	2015E	2016E	2014E	2015E	2016E	2014E	2015E	2016E
Kodiak (based on Whiting adjusted Kodiak forecast)	5.4x	4.0x	3.3x	7.4x	5.6x	4.8x	$156,401	$115,661	$94,197	$36.53
Kodiak (based on Street estimates)	4.9x	3.8x	3.0x	7.0x	5.6x	4.6x	$152,754	$119,685	$93,584	$36.53

Based on the results of this analysis, J.P. Morgan selected multiple reference ranges for Kodiak of 5.0x—6.0x, 3.75x—4.75x, and 3.0x—3.75x for equity value to estimated 2014, 2015 and 2016 cash flow, respectively; ranges of 6.5x—7.5x, 5.0x—6.0x, and 4.0x—5.0x for firm value to estimated 2014, 2015, and 2016 EBITDAX, respectively; ranges of $150,000—$160,000, $100,000—$125,000, and $80,000—$105,000 for firm value to estimated 2014, 2015, and 2016 production, respectively; and a range of $32.00—$37.00 for firm value to proved reserves.

After applying such ranges to the appropriate metrics for Kodiak based on the Whiting adjusted Kodiak forecast, the analysis indicated the following implied equity value per share ranges for Kodiak common stock (resulting per share values were in all cases rounded to the nearest $0.25 per share):

Kodiak Implied Equity Value Per Share Range

	Equity value / estimated cash flow			Firm value / estimated EBITDAX			Firm value / production ($/BOE/d)			Firm value / reserves ($/BOE)
	2014E	2015E	2016E	2014E	2015E	2016E	2014E	2015E	2016E
Low	$13.25	$13.50	$12.75	$11.50	$11.75	$10.50	$13.25	$11.25	$11.00	$11.50
High	$16.00	$17.00	$16.00	$14.75	$15.75	$15.00	$14.75	$16.00	$16.75	$14.50

The ranges of implied equity values per share were compared to Kodiak’s closing share price of $14.23 on July 11, 2014 and the implied consideration per share in the arrangement of $13.90 based on the exchange ratio and the Whiting share price of $78.54 on July 11, 2014.

Precedent Transactions Analysis

Using publicly available information, J.P. Morgan examined selected asset transactions in the Bakken and Three Forks shale as well as precedent corporate transactions in the exploration and production sector generally where the parties had similar operations to Whiting and Kodiak.

For each of the selected Bakken and Three Forks shale asset transactions, among other calculations, J.P. Morgan calculated the multiple of the transaction value to proved reserves and to production, both actual and index-adjusted to reflect the change in the 12-month NYMEX strip from one day prior to the deal announcement until July 11, 2014. Specifically, J.P. Morgan reviewed the following Bakken and Three Forks shale asset transactions (buyer / seller):

•	Oasis Petroleum Inc. / Zenergy Inc.

•	Kodiak Oil & Gas Corp. / Liberty Energy Corp.

•	Continental Resources, Inc. / Samson Resources Corporation

•	Halcon Resources Corporation / Petro-Hunt L.L.C.

•	ExxonMobil Corporation / Denbury Resources Inc.

•	QEP Resources, Inc. / Helis Oil & Gas Co., LLC and others

•	Kodiak Oil & Gas Corp. / Mercuria Energy Group Ltd. and others

Results of the analysis for the selected Bakken and Three Forks shale asset transactions are as follows (resulting per share values were in all cases rounded to the nearest $0.25 per share):

Precedent Bakken and Three Forks Asset Transactions

	Transaction value /reserves ($/BOE)		Transaction value /production ($/BOE/d)
	Actual	Adjusted	Actual	Adjusted
Median	$29.95	$31.08	$131,429	$134,180
Mean	$29.31	$30.20	$134,656	$139,140

For each of the selected precedent corporate transactions, among other calculations, the information J.P. Morgan calculated for each of the selected corporate transactions included:

•	Multiple of the purchase price to cash flow, both for the preceding 12 months (“LTM”) and for the one-year forward estimates as of the announcement date;

•	Multiple of the transaction value to EBITDAX, both for the LTM and for the one-year forward estimates as of the announcement date;

•	Multiple of the transaction value to proved reserves, both actual and index-adjusted to reflect the change in the 12-month NYMEX strip from one day prior to the deal announcement until July 11, 2014; and

•	Multiple of the transaction value to production, both actual and index-adjusted to reflect the change in the 12-month NYMEX strip from one day prior to the deal announcement until July 11, 2014.

Specifically, J.P. Morgan reviewed the following corporate transactions (acquirer / target):

•	Baytex Energy Corp. / Aurora Oil & Gas Ltd. (revised)[1]

•	Baytex Energy Corp. / Aurora Oil & Gas Ltd.

•	Halcon Resources Corporation / Georesources, Inc.

•	Statoil ASA / Brigham Exploration Co.

[1]	Original offer on February 6, 2014 was $4.10 / share. Accepted offer was $4.20 / share.

•	BHP Billiton Ltd. / Petrohawk Energy Corporation

•	Sandridge Energy / Arena Resources Inc.

•	ExxonMobil Corporation / XTO Energy Inc.

•	Denbury Resources Inc. / Encore Acquisition Co.

•	Anadarko Petroleum Corp. / Kerr-McGee Corp.

•	ConocoPhillips Co. / Burlington Resources Inc.

•	Cimarex Energy Co. / Magnum Hunter Resources Inc.

•	Noble Energy Inc. / Patina Oil & Gas Corp.

Results of the analysis for the selected corporate transactions are as follows:

Precedent U.S. Exploration & Production Corporate Transactions

	Purchase price / cash flow		Transaction value / EBITDAX		Transaction value / reserves ($/BOE)		Transaction value / production ($/BOE/d)
	LTM	1-yr	LTM	1-yr	Actual	Adjusted	Actual	Adjusted
Median	7.0x	7.3x	8.5x	7.0x	$20.31	$19.77	$89,739	$90,374
Mean	9.3x	7.5x	9.7x	7.9x	$24.86	$25.50	$125,815	$130,786

Based on the results of this analysis, J.P. Morgan selected a multiple reference range for Kodiak of 6.0x—8.0x for purchase price to estimated one-year forward cash flow; a range of 6.0x—8.0x for transaction value to estimated one-year forward EBITDAX; a range of $32.50—$40.00 for transaction value to proved reserves; and a range of $140,000—$190,000 for transaction value to production.

After applying such ranges to the appropriate metrics for Kodiak based on the Whiting adjusted Kodiak forecast, the analysis indicated the following implied equity value per share ranges for Kodiak common stock (resulting per share values were in all cases rounded to the nearest $0.25 per share):

Kodiak Implied Equity Value Per Share Range

	Purchase price / cash flow	Transaction value / EBITDAX	Transaction value / reserves ($/BOE)	Transaction value / production ($/BOE/d)
Low	$16.00	$10.00	$11.75	$9.25
High	$21.00	$16.25	$16.25	$15.50

The ranges of implied equity values per share were compared to Kodiak’s closing share price of $14.23 on July 11, 2014 and the implied consideration per share in the arrangement of $13.90 based on the exchange ratio and the Whiting share price of $78.54 on July 11, 2014.

Net Asset Value Analysis

J.P. Morgan prepared a discounted cash flow analysis of the projected cash flow derived from production of Whiting’s proved, probable and possible reserves and possible resource potential (the “3P+ assets”) as of March 31, 2014, based upon estimates provided by Whiting’s management and based upon spot pricing and NYMEX strip pricing through 2018 with prices held flat at $110.00 per barrel of oil and $5.00 per million British thermal units (“Mmbtu”) thereafter in the high case, and $85.00 per barrel of oil and $4.00 per Mmbtu thereafter in the low case, which pricing assumptions were reviewed and approved by Whiting’s management. The projected cash flows from Whiting’s 3P+ assets were discounted to present values using a range of discount rates from 9% to 11%, which were chosen by J.P. Morgan based upon an analysis of the weighted average cost of capital of Whiting, and were then adjusted for Whiting’s net present value of projected general and administrative expenses, net debt as of March 31, 2014 and present value of hedges to indicate a range of implied pre-tax net asset equity values for Whiting. The pre-tax net asset values of Whiting’s 3P+ assets were then adjusted for Whiting’s net present value of projected cash taxes (net of the present value of projected net operating loss utilization) to indicate a range of implied after-tax net asset equity values for Whiting. The implied pre- and after-tax net asset equity values for Whiting were divided by the number of fully diluted shares outstanding at Whiting to arrive at the following range of implied net asset values per share of Whiting common stock, based on spot pricing, high-case NYMEX strip pricing and low-case NYMEX strip pricing. Resulting per share values were in all cases rounded to the nearest $0.25 per share.

	Low	High
Whiting Implied Pre-Tax Net Asset Value Per Share—Spot Pricing	$89.75	$107.75
Whiting Implied Pre-Tax Net Asset Value Per Share—NYMEX Strip Pricing (High)	$95.00	$115.75
Whiting Implied Pre-Tax Net Asset Value Per Share—NYMEX Strip Pricing (Low)	$60.75	$73.75

Whiting Implied After-Tax Net Asset Value Per Share—Spot Pricing	$55.00	$67.00
Whiting Implied After-Tax Net Asset Value Per Share—NYMEX Strip Pricing (High)	$58.50	$72.00
Whiting Implied After-Tax Net Asset Value Per Share—NYMEX Strip Pricing (Low)	$37.00	$45.50

This range of implied net asset values per share for Whiting was compared to Whiting’s closing share price of $78.54 on July 11, 2014.

J.P. Morgan also prepared a discounted cash flow analysis of the projected cash flow derived from production of Kodiak’s 3P+ assets as of March 31, 2014, based upon estimates provided by Whiting’s management and based upon spot pricing, high-case NYMEX strip pricing and low-case NYMEX strip pricing, which pricing assumptions were reviewed and approved by Whiting’s management. The projected cash flows from Kodiak’s 3P+ assets were discounted to present values using a range of discount rates from 8.5% to 10.5%, which were chosen by J.P. Morgan based upon an analysis of the weighted average cost of capital of Kodiak, and were then adjusted for Kodiak’s net present value of projected general and administrative expenses, net debt as of March 31, 2014, present value of hedges and incremental costs of upgrading Kodiak’s facilities to indicate a range of implied pre-tax net asset equity values for Kodiak. The pre-tax net asset values of Kodiak’s 3P+ assets were then adjusted for Kodiak’s net present value of projected cash taxes (net of the present value of projected net operating loss utilization) to indicate a range of implied after-tax net asset equity values for Kodiak. The implied pre- and after-tax net asset equity values for Kodiak were divided by the number of fully diluted shares outstanding at Kodiak and adjusted to account for the Synergies to arrive at the following range of implied net asset values per share of Kodiak common stock, based on spot pricing, high-case NYMEX strip pricing and low-case NYMEX strip pricing. Resulting per share values were in all cases rounded to the nearest $0.25 per share.

	Low	High	With Incremental Synergy Value
Kodiak Implied Pre-Tax Net Asset Value Per Share— Spot Pricing	$16.75	$20.00	$21.00
Kodiak Implied Pre-Tax Net Asset Value Per Share—NYMEX Strip Pricing (High)	$17.25	$20.75	$22.00
Kodiak Implied Pre-Tax Net Asset Value Per Share—NYMEX Strip Pricing (Low)	$11.25	$13.75	$15.00

Kodiak Implied After-Tax Net Asset Value Per Share—Spot Pricing	$10.50	$12.75	$13.50
Kodiak Implied After-Tax Net Asset Value Per Share—NYMEX Strip Pricing (High)	$10.75	$13.25	$14.00
Kodiak Implied After-Tax Net Asset Value Per Share—NYMEX Strip Pricing (Low)	$7.00	$9.00	$9.50

This range of implied net asset values per share for Kodiak was compared to Kodiak’s closing share price of $14.23 on July 11, 2014 and the implied consideration per share in the arrangement of $13.90 based on the exchange ratio and the Whiting share price of $78.54 on July 11, 2014.

Relative Valuation Analysis

Based upon the implied equity values for Whiting and the implied equity values for Kodiak calculated in its Public Companies Analysis, and the implied equity values for Whiting and the implied equity values for Kodiak calculated in its Net Asset Value Analysis described above, J.P. Morgan calculated an implied range of exchange ratios. For each comparison, J.P. Morgan compared the highest equity value for Whiting to the lowest equity value for Kodiak to derive the lowest implied exchange ratio for the Kodiak securityholders implied by each set of reference ranges. J.P. Morgan also compared the lowest equity value for Whiting to the highest equity value for Kodiak to derive the highest implied exchange ratio for the Kodiak securityholders implied by each set of reference ranges. With respect to its Net Asset Value Analysis of Whiting and Kodiak, J.P. Morgan then also calculated implied exchange ratios by comparing the lowest equity value for Whiting to the highest equity value for Kodiak with incremental synergy value. The implied ranges of the exchange ratio resulting from this analysis were:

Implied Exchange Ratio
	Low	High	With Incremental Synergy Value
Public Companies Analysis
Equity value to 2014E cash flow	0.133x	0.199x	N/A
Equity value to 2015E cash flow	0.148x	0.224x	N/A
Equity value to 2016E cash flow	0.140x	0.230x	N/A
Firm value to 2014E EBITDAX	0.108x	0.193x	N/A
Firm value to 2015E EBITDAX	0.118x	0.216x	N/A
Firm value to 2016E EBITDAX	0.110x	0.206x	N/A
Firm value to 2014E production	0.131x	0.200x	N/A
Firm value to 2015E production	0.115x	0.242x	N/A
Firm value to 2016E production	0.109x	0.236x	N/A
Firm value to proved reserves	0.106x	0.201x	N/A
Net Asset Value Analysis
Pre-tax—spot pricing	0.155x	0.223x	0.234x
Pre-tax—NYMEX strip pricing (high)	0.149x	0.218x	0.232x
Pre-tax—NYMEX strip pricing (low)	0.153x	0.226x	0.247x
After-tax—spot pricing	0.157x	0.232x	0.245x
After-tax—NYMEX strip pricing (high)	0.149x	0.226x	0.239x
After-tax—NYMEX strip pricing (low)	0.154x	0.243x	0.257x

The implied ranges of the exchange ratio for the Kodiak securityholders were compared to the proposed arrangement exchange ratio of 0.177x.

Illustrative Implied Value Creation Analysis

For reference purposes only, J.P. Morgan conducted an illustrative analysis of the theoretical value creation to the Whiting stockholders that compared the estimated implied equity value of Whiting on a standalone basis (based on the midpoint value determined in J.P. Morgan’s Net Asset Value Analysis based on spot pricing described above) to the implied equity value of Whiting’s shares pro forma for the arrangement. J.P. Morgan calculated the pro forma implied after-tax equity value of Whiting shares based on spot pricing by (1) adding the sum of (a) the implied after-tax equity value of Whiting (based on spot pricing using the midpoint value determined in J.P. Morgan’s Net Asset Value Analysis described above), (b) the implied after-tax equity value of Kodiak (based on spot pricing using the midpoint value determined in J.P. Morgan’s Net Asset Value Analysis described above) and (c) the estimated present value of the Synergies, (2) subtracting the sum of (a) the estimated present value of transaction fees and expenses relating to the arrangement and (b) the estimated impact of the arrangement on the tax attributes of Whiting and Kodiak and (3) multiplying such sum of the estimated valuations described above by a factor of 71.5%, representing the approximate pro forma equity ownership of the combined company by the Whiting stockholders. Based on the assumptions described above, this illustrative analysis implied value creation for the Whiting stockholders of approximately 2.8%.

For reference purposes only, J.P. Morgan also conducted an illustrative analysis of theoretical value creation that compared the estimated implied equity value of Whiting on a standalone basis assuming NYMEX strip pricing through 2018 with prices held flat at $97.50 per barrel of oil and $4.50 per Mmbtu thereafter to the implied equity value of Whiting’s shares pro forma for the arrangement. J.P. Morgan calculated the pro forma implied after-tax equity value of Whiting shares based on NYMEX strip pricing by (1) adding the sum of (a) the implied after-tax equity value of Whiting assuming NYMEX strip pricing as described above, (b) the implied after-tax equity value of Kodiak assuming NYMEX strip pricing as described above and (c) the estimated present value of the Synergies, (2) subtracting the sum of (a) the estimated present value of transaction fees and expenses relating to the arrangement and (b) the estimated impact of the arrangement on the tax attributes of Whiting and Kodiak and (3) multiplying such sum of the estimated valuations described above by a factor of 71.5%, representing the approximate pro forma equity ownership of the combined company by the Whiting stockholders. Based on the assumptions described above, this illustrative analysis implied value creation for the Whiting stockholders of approximately 2.4%.

For reference purposes only, J.P. Morgan conducted a further illustrative analysis of theoretical value creation that compared the estimated equity value of Whiting on a standalone basis based on market capitalization as of July 11, 2014 to the implied equity value of Whiting’s shares pro forma for the arrangement. J.P. Morgan calculated the pro forma implied equity value of Whiting shares based on market capitalization by (1) adding the sum of (a) the implied equity value of Whiting based on market capitalization, (b) the implied equity value of Kodiak based on market capitalization and (c) the estimated present value of the Synergies, (2) subtracting the estimated present value of transaction fees and expenses relating to the arrangement and (3) multiplying such sum of the estimated valuations described above by a factor of 71.5%, representing the approximate pro forma equity ownership of the combined company by the Whiting stockholders. Based on the assumptions described above, this illustrative analysis implied value creation for the Whiting stockholders of approximately 1.4%.

There can be no assurance, however, that the Synergies, transaction-related expenses and other impacts referred to above will not be substantially greater or less than those estimated by Whiting’s management as described above. J.P. Morgan noted that this illustrative value creation analysis was presented merely for reference purposes only, and was not relied upon for valuation purposes.

Miscellaneous

The foregoing summary of certain material financial analyses does not purport to be a complete description of the analyses or data presented by J.P. Morgan. The preparation of a fairness opinion is a complex process and is not necessarily susceptible to partial analysis or summary description. J.P. Morgan believes that the foregoing summary and its analyses must be considered as a whole and that selecting portions of the foregoing summary and these analyses, without considering all of its analyses as a whole, could create an incomplete view of the processes underlying the analyses and its opinion. In arriving at its opinion, J.P. Morgan did not attribute any particular weight to any analyses or factors considered by it and did not form an opinion as to whether any individual analysis or factor (positive or negative), considered in isolation, supported or failed to support its opinion. Rather, J.P. Morgan considered the totality of the factors and analyses performed in determining its opinion. Analyses based upon forecasts of future results are inherently uncertain, as they are subject to numerous factors or events beyond the control of the parties and their advisors. Accordingly, forecasts and analyses used or made by J.P. Morgan are not necessarily indicative of actual future results, which may be significantly more or less favorable than suggested by those analyses. Moreover, J.P. Morgan’s analyses are not and do not purport to be appraisals or otherwise reflective of the prices at which businesses actually could be bought or sold. None of the selected companies reviewed as described in the above summary is identical to Whiting or Kodiak, and none of the selected transactions reviewed was identical to the arrangement. However, the companies selected were chosen because they are publicly traded companies with operations and businesses that, for purposes of J.P. Morgan’s analysis, may be considered similar to those of Whiting and Kodiak. The transactions selected were similarly chosen because their participants, size and other factors, for purposes of J.P. Morgan’s analysis, may be considered similar to the arrangement. The analyses necessarily involve complex considerations and judgments concerning differences in financial and operational characteristics of the companies involved and other factors that could affect the companies compared to Whiting and Kodiak and the transactions compared to the arrangement.

As a part of its investment banking business, J.P. Morgan and its affiliates are continually engaged in the valuation of businesses and their securities in connection with mergers and acquisitions, investments for passive and control purposes, negotiated underwritings, secondary distributions of listed and unlisted securities, private placements, and valuations for estate, corporate and other purposes. J.P. Morgan was selected to advise Whiting with respect to the arrangement on the basis of such experience and its familiarity with Whiting.

For services rendered in connection with the arrangement, Whiting has agreed to pay J.P. Morgan a fee of $18,000,000, $3,600,000 of which was payable upon delivery of J.P. Morgan of its opinion and the remainder of which will become payable only if the arrangement is consummated. In addition, Whiting has agreed to reimburse J.P. Morgan for its expenses incurred in connection with its services, including the fees and disbursements of counsel, and will indemnify J.P. Morgan against certain liabilities, including liabilities arising under the Federal securities laws.

During the two years preceding the date of its opinion, J.P. Morgan and its affiliates have had commercial or investment banking relationships with Whiting and Kodiak for which J.P. Morgan and such affiliates have received customary compensation. Such services during such period have included acting as (i) joint bookrunner for Whiting’s offerings of debt securities in September 2013; (ii) lead arranger and bookrunner for the revolving credit facility of a subsidiary of Whiting in October 2012, June 2013 and April 2014; and (iii) co-manager for Kodiak’s offerings of debt securities in January 2013 and July 2013. In addition, J.P. Morgan’s affiliate is an agent bank and a lender under an outstanding revolving credit facility of a subsidiary of Whiting, for which it receives customary compensation or other financial benefits. J.P. Morgan anticipates that it and its affiliates will arrange and/or provide financing to Whiting related to the arrangement for customary compensation. In the ordinary course of their businesses, J.P. Morgan and its affiliates may actively trade the debt and equity securities of Whiting or Kodiak for their own accounts or for the accounts of customers and, accordingly, they may at any time hold long or short positions in such securities.

Opinion of Petrie Partners Securities, LLC to the Kodiak Board

Petrie Partners has been assisting Kodiak since early 2014 in connection with various potential strategic options and alternatives, including the arrangement. On July 8, 2014, Kodiak and Petrie Partners formalized Petrie Partners’ engagement letter under which Petrie Partners is acting as financial advisor to Kodiak. On July 13, 2014, at a meeting of the Kodiak board of directors, Petrie Partners rendered its oral opinion, subsequently confirmed by delivery of a written opinion, that, as of July 13, 2014 and based upon and subject to the factors, procedures, assumptions, qualifications and limitations set forth in its opinion, the exchange ratio was fair, from a financial point of view, to the shareholders of Kodiak.

The full text of the written opinion of Petrie Partners, dated as of July 13, 2014, which sets forth, among other things, the procedures followed, assumptions made, matters considered and qualifications and limitations on the scope of review undertaken in rendering its opinion, is attached as Annex H to this joint proxy statement/circular and is incorporated by reference in its entirety into this joint proxy statement/circular. You are urged to read the opinion carefully and in its entirety. Petrie Partners’ opinion was addressed to, and provided for the information and benefit of, the Kodiak board of directors in connection with its evaluation of whether the exchange ratio was fair, from a financial point of view, to the shareholders of Kodiak. Petrie Partners’ opinion does not address the fairness of the proposed arrangement, or any consideration received in connection with the proposed arrangement, to the creditors or other constituencies of Kodiak, nor does it address the fairness of the amount or nature of any compensation to be paid or payable to any of the officers, directors or employees of Kodiak, or any class of such persons, whether relative to the exchange ratio or otherwise. Petrie Partners assumed that any modification to the structure of the arrangement would not vary in any respect material to its analysis. Petrie Partners’ opinion does not address the relative merits of the arrangement as compared to any other alternative business transaction or strategic alternative that might be available to Kodiak, nor does it address the underlying business decision of Kodiak to engage in the arrangement. Petrie Partners’ opinion does not constitute a recommendation to the Kodiak board of directors or to any other persons in respect of the arrangement, including as to how any holder of shares of voting common stock of Kodiak should act or vote in respect of any of the transactions contemplated by the arrangement agreement. Finally, Petrie Partners did not express any opinion as to the price at which shares of Kodiak or Whiting common stock will trade at any time.

In connection with rendering its opinion and performing its related financial analysis, Petrie Partners, among other things:

•	reviewed certain publicly available business and financial information relating to Kodiak and Whiting, including, without limitation, (i) Annual Reports on Form 10-K and related audited financial statements of Kodiak and Whiting for the fiscal year ended December 31, 2013 and (ii) the Quarterly Reports for Kodiak and Whiting on Form 10-Q and related unaudited financial statements for the fiscal quarter ended March 31, 2014;

•	reviewed published analyst reports by independent equity research analysts with respect to the future financial performance and price targets of Kodiak and Whiting;

•	reviewed certain non-public projected financial and operating data relating to Kodiak and Whiting prepared and furnished to us by the respective management teams and staffs of Kodiak and Whiting as further described in “—Certain Unaudited Internal Financial and Operating Forecasts”;

•	reviewed certain estimates of Kodiak’s oil and gas reserves, including (i) estimates of proved reserves prepared by Netherland, Sewell & Associates, Inc. (“NSAI”), as of December 31, 2013, and (ii) estimates of proved developed producing and development reserves prepared by the management and staff of Kodiak as of July 1, 2014;

•	reviewed certain estimates of Whiting’s oil and gas reserves, including (i) estimates of proved, probable and possible reserves prepared by Cawley, Gillespie & Associates, Inc. (“CGA”), as of December 31, 2013 and (ii) estimates of proved, probable and possible reserves and potential resources prepared by the management and staff of Whiting as of July 1, 2014;

•	discussed current operations, financial positioning and future prospects of Kodiak and Whiting with the respective management teams of Kodiak and Whiting;

•	reviewed historical market prices and trading histories of Kodiak common stock and Whiting common stock;

•	compared recent stock market capitalization indicators for Kodiak and Whiting with recent stock market capitalization indicators for certain similar publicly-traded independent energy companies;

•	compared the financial terms of the merger included in the arrangement (referred to herein as the “merger”) with the financial terms of similar transactions that it deemed relevant;

•	participated in certain discussions and negotiations among the representatives of Kodiak and its legal advisors and Whiting and its financial and legal advisors;

•	reviewed the arrangement agreement; and

•	reviewed such other financial studies and analyses and performed such other investigations and took into account such other matters as it deemed necessary and appropriate.

In rendering its opinion, upon the advice of Kodiak and Whiting, Petrie Partners assumed and relied upon, without assuming any responsibility or liability for or independently verifying the accuracy or completeness of, all of the information publicly available and all of the information supplied or otherwise made available to Petrie Partners by Kodiak and Whiting. Petrie Partners further relied upon the assurances of representatives of the respective managements of Kodiak and Whiting that they were unaware of any facts that would make the information provided to Petrie Partners incomplete or misleading in any material respect. With respect to projected financial and operating data, Petrie Partners assumed, upon the advice of Kodiak and Whiting, that such data have been prepared in a manner consistent with historical financial and operating data and reasonably prepared on bases reflecting the best currently available estimates and good faith judgments of the managements and staffs of Kodiak and Whiting relating to the future financial and operational performance of Kodiak and Whiting, respectively. Petrie Partners expressed no view as to any projected financial and operating data relating to Kodiak and Whiting or the assumptions on which they were based.

With respect to the estimates of oil and gas reserves and potential resources, Petrie Partners assumed, upon the advice of Kodiak and Whiting, that they were prepared in a manner consistent with historical estimates of oil and gas reserves and potential resources and reasonably prepared on bases reflecting the best available estimates and good faith judgments of the managements and staffs of Kodiak and Whiting (and NSAI and CGA, as applicable) relating to the oil and gas properties of Kodiak and Whiting, respectively. Petrie Partners expressed no view as to any reserve or potential resource data relating to Kodiak and Whiting or the assumptions on which they were based.

Petrie Partners did not make an independent evaluation or appraisal of the assets or liabilities of Kodiak or Whiting, nor, except for the estimates of oil and gas reserves, potential resources and prospects referred to above, was Petrie Partners furnished with any such evaluations or appraisals, nor did Petrie Partners evaluate the solvency or fair value of Kodiak or Whiting under any state, provincial, United States federal or Canadian laws relating to bankruptcy, insolvency or similar matters. In addition, Petrie Partners did not assume any obligation to conduct, nor did Petrie Partners conduct, any physical inspection of the properties or facilities of Kodiak or Whiting.

For purposes of rendering its opinion, Petrie Partners assumed, in all respects material to its analysis, that the representations and warranties of each party contained in the arrangement agreement were true and correct, that each party will perform all of the covenants and agreements required to be performed by it under the arrangement agreement and that all conditions to consummation of the arrangement will be satisfied without material waiver or modification of the arrangement agreement. Petrie Partners further assumed, upon the advice of Kodiak, that all governmental, regulatory or other consents, approvals or releases necessary for the consummation of the arrangement will be obtained without any material delay, limitation, restriction or condition that would have an adverse effect on Kodiak or Whiting or on the consummation of the arrangement or that would materially reduce the benefits of the arrangement to Kodiak.

Petrie Partners’ opinion relates solely to the fairness, from a financial point of view, of the exchange ratio to the shareholders of Kodiak. Petrie Partners did not express any view on, and its opinion does not address, the fairness of the proposed arrangement to, or any consideration received in connection therewith by, any creditors or other constituencies of Kodiak, nor the fairness of the amount or nature of any compensation to be paid or payable to any of the officers, directors or employees of Kodiak, or any class of such persons, whether relative to the exchange ratio or otherwise. Petrie Partners assumed that any modification to the structure of the arrangement would not vary in any material respect from what was assumed in its analysis. Petrie Partners’ advisory services and the opinion expressed herein were provided for the information and benefit of the board of directors of

Kodiak in connection with its consideration of the transactions contemplated by the arrangement agreement, and Petrie Partners’ opinion does not constitute a recommendation to any holder of Kodiak common stock as to how such holder should vote with respect to any of the transactions contemplated by the arrangement agreement. The issuance of this opinion was approved by the Opinion Committee of Petrie Partners Securities, LLC. Petrie Partners’ opinion does not address the relative merits of the arrangement as compared to any alternative business transaction or strategic alternative that might be available to Kodiak, nor does it address the underlying business decision of Kodiak to engage in the arrangement. Petrie Partners was not asked to consider, and its opinion does not address, the tax consequences of the arrangement to any particular shareholder of Kodiak, or the prices at which Kodiak common stock or Whiting common stock will actually trade at any time, including following the announcement or consummation of the arrangement. Petrie Partners did not render any legal, accounting, tax or regulatory advice and understands that Kodiak is relying on other advisors as to legal, accounting, tax and regulatory matters in connection with the arrangement.

Petrie Partners acted as financial advisor to Kodiak, and Petrie Partners will receive a fee from Kodiak for its services related to the rendering of its opinion, regardless of the conclusions expressed in its opinion. Kodiak agreed to reimburse Petrie Partners’ expenses, and Petrie Partners will be entitled to receive a success fee if the arrangement is consummated. In addition, Kodiak has agreed to indemnify Petrie Partners for certain liabilities possibly arising out of Petrie Partners’ engagement. During the two-year period prior to the date of its opinion, no material relationship existed between Petrie Partners and its affiliates, on the one hand, and Kodiak or Whiting and their respective affiliates, on the other hand, pursuant to which Petrie Partners or any of Petrie Partners’ affiliates received compensation as a result of such relationship. Petrie Partners may provide financial or other services to Kodiak and Whiting in the future and in connection with any such services may receive customary compensation for such services. Furthermore, in the ordinary course of business, Petrie Partners or its affiliates may trade in the debt or equity securities of Kodiak and Whiting for their own accounts and, accordingly, may at any time hold long or short positions in such securities.

Petrie Partners’ opinion was rendered on the basis of conditions in the securities markets and the oil and gas markets as they existed and could be evaluated on July 13, 2014 and the conditions and prospects, financial and otherwise, of Kodiak and Whiting as they were represented to Petrie Partners as of July 13, 2014 or as they were reflected in the materials and discussions described above. Regardless of any subsequent developments, Petrie Partners does not have any obligation to update, revise or reaffirm its opinion.

Set forth below is a summary of the material financial analyses performed and reviewed by Petrie Partners with the Kodiak board of directors in connection with rendering its oral opinion on July 13, 2014 and the preparation of its written opinion letter dated July 13, 2014. Each analysis was provided to the Kodiak board of directors. In connection with arriving at its opinion, Petrie Partners considered all of its analyses as a whole, and the order of the analyses described and the results of these analyses do not represent any relative importance or particular weight given to these analyses by Petrie Partners. Except as otherwise noted, the following quantitative information, to the extent that it is based on market data, is based on market data (including the closing prices for the common stock of Kodiak and Whiting) that existed on July 13, 2014, and is not necessarily indicative of current market conditions.

The following summary of financial analyses includes information presented in tabular format. These tables must be read together with the text of each summary in order to understand fully the financial analyses performed by Petrie Partners. The tables alone do not constitute a complete description of the financial analyses performed by Petrie Partners. Considering the tables below without considering the full narrative description of the financial analyses, including the methodologies and assumptions underlying the analyses, could create a misleading or incomplete view of Petrie Partners’ financial analyses.

Reference Value Analyses

Petrie Partners performed a series of analyses to derive a range of implied exchange ratios by utilizing the following methodologies to arrive at per share equity value reference ranges for Kodiak and Whiting.

Discounted Cash Flow Analysis

Petrie Partners performed a discounted cash flow analysis of Kodiak’s and Whiting’s respective projected future cash flows to determine indicative reference values of Kodiak’s and Whiting’s respective common stock based on the present value of the future after-tax cash flows expected to be generated from, for Kodiak, Kodiak’s proved developed producing and development reserves based on the Kodiak’s internal estimates and, for Whiting, Whiting’s proved, probable and possible reserves, and potential resources based on Whiting’s internal estimates.

Petrie Partners evaluated four scenarios in which the principal variable was oil and gas prices. The four price case scenarios represent long-term potential future benchmark prices per barrel of oil and MMBtu of natural gas. Adjustments were made to these prices to reflect location and quality differentials. One scenario was based on NYMEX 5-year strip pricing as of July 11, 2014 for the calendar years 2014 through 2018, escalated annually at the rate of 3% thereafter. Benchmark prices for the other three scenarios were based on $80.00, $90.00 and $100.00 per barrel of oil, respectively, and $3.50, $4.00 and $4.50 per MMBtu for gas, respectively, and were escalated annually starting in 2015 at the rate of 3%. Applying various after-tax discount rates ranging from 7.0% to 17.5%, depending on reserve category and geographic location, to the after-tax cash flows of the proved and non-proved reserve estimates, and adjusting for the present value of future estimated general and administrative expenses, commodity derivatives, other assets and liabilities, long-term debt and net working capital as of March 31, 2014, Petrie Partners determined the following implied equity value reference ranges per share of Kodiak and Whiting common stock. Using these implied equity value reference ranges, Petrie Partners calculated a range of implied exchange ratios by dividing the lowest implied per share equity value for Kodiak by the highest implied per share equity value for Whiting, and vice versa.

	NYMEX Strip (July 11, 2014)		$80.00 Oil & $3.50 Gas		$90.00 Oil & $4.00 Gas		$100.00 Oil & $4.50 Gas
	Low	High	Low	High	Low	High	Low	High
Kodiak Implied Equity Value $/Share	$8.24	$11.66	$6.62	$9.91	$11.22	$15.25	$15.74	$20.56
Whiting Implied Equity Value $/Share	$48.12	$67.59	$40.61	$58.72	$61.81	$87.28	$85.30	$117.16
Implied Exchange Ratio	0.1219	0.2423	0.1128	0.2439	0.1285	0.2468	0.1344	0.2411

Comparable Transaction Analysis

Petrie Partners reviewed publicly-available information for 21 oil and gas transactions announced between November 2010 and July 2014 that included assets in the Williston Basin and had a value greater than $100 million. Petrie Partners reviewed all transactions with publicly-available information that it deemed to have certain characteristics that are similar to those of Kodiak, although Petrie Partners noted that none of the reviewed transactions or the companies that participated in the selected transactions were directly comparable to the merger or Kodiak.

Precedent Transactions for Kodiak

Date Announced	Buyer	Seller
05/15/14	Triangle Petroleum Corporation	Undisclosed
02/14/14	Undisclosed	Oasis Petroleum Inc.
01/30/14	Liberty Resources II, LLC	Undisclosed
09/05/13	Oasis Petroleum Inc.	Zenergy, Inc.
08/27/13	Whiting Petroleum Corporation	Undisclosed
06/03/13	Kodiak Oil & Gas Corp.	Liberty Resources II, LLC
11/07/12	Continental Resources, Inc.	Samson Oil & Gas Limited
10/22/12	Halcón Resources Corporation	Petro-Hunt, L.L.C.
09/20/12	Exxon Mobil Corporation	Denbury Resources Inc.
08/23/12	QEP Resources, Inc.	Helis Oil & Gas Co., LLC
04/18/12	Magnum Hunter Resources Corporation	Baytex Energy Corp.
03/28/12	Continental Resources, Inc.	Wheatland Enterprises Inc.
02/22/12	Continental Resources, Inc.	Undisclosed
11/14/11	Kodiak Oil & Gas Corp.	North Plains Energy, LLC
09/28/11	Kodiak Oil & Gas Corp.	Undisclosed
08/31/11	Crescent Point Energy Corp.	Undisclosed
04/28/11	LINN Energy, LLC	Undisclosed
02/28/11	LINN Energy, LLC	Concho Resources Inc.
12/10/10	Occidental Petroleum Corporation	Anschutz Exploration Corporation
11/22/10	Hess Corporation	TRZ Energy, LLC
11/15/10	Williams Companies Inc.	Zenergy, Inc.

Based on the multiples implied by these transactions and Petrie Partners’ judgment on the comparability of each transaction versus the assets of Kodiak, Petrie Partners applied relevant transaction multiples to Kodiak’s assets to calculate an implied equity value reference range per share of Kodiak common stock. With respect to Kodiak, Petrie Partners applied transaction multiples ranging from $25.00 to $35.00 per BOE of proved reserves and $140,000 to $170,000 per BOE/d. Based on the application of these transaction multiples, the estimated value of other assets and liabilities and adjusting for long-term debt and net working capital as of March 31, 2014, Petrie Partners determined an implied equity value reference range of $8.34 to $13.07 per share of Kodiak common stock.

Precedent Transactions for Whiting

Petrie Partners reviewed selected publicly-available information for 39 regional oil and gas transactions announced between August 2010 and July 2014 in the Williston and Niobrara plays, as well as enhanced oil recovery projects, all of which had a value greater than $20 million, and 9 transactions involving gas processing plants that had a value greater than $50 million. Petrie Partners reviewed all transactions with publicly-available information that it deemed to have certain characteristics that are similar to those of Whiting, although Petrie Partners noted that none of the reviewed transactions or the selected companies that participated in the selected transactions were directly comparable to the merger or Whiting.

Date Announced	Buyer	Seller
Williston Basin
05/15/14	Triangle Petroleum Corporation	Undisclosed
02/14/14	Undisclosed	Oasis Petroleum Inc.
01/30/14	Liberty Resources II, LLC	Undisclosed
09/05/13	Oasis Petroleum Inc.	Zenergy, Inc.
08/27/13	Whiting Petroleum Corporation	Undisclosed
06/03/13	Kodiak Oil & Gas Corp.	Liberty Resources II, LLC

Date Announced	Buyer	Seller
11/07/12	Continental Resources, Inc.	Samson Oil & Gas Limited
10/22/12	Halcón Resources Corporation	Petro-Hunt, L.L.C.
09/20/12	Exxon Mobil Corporation	Denbury Resources Inc.
08/23/12	QEP Resources, Inc.	Helis Oil & Gas Co., LLC
04/18/12	Magnum Hunter Resources Corporation	Baytex Energy Corp.
03/28/12	Continental Resources, Inc.	Wheatland Enterprises Inc.
02/22/12	Continental Resources, Inc.	Undisclosed
11/14/11	Kodiak Oil & Gas Corp.	North Plains Energy, LLC
09/28/11	Kodiak Oil & Gas Corp.	Undisclosed
08/31/11	Crescent Point Energy Corp.	Undisclosed
04/28/11	LINN Energy, LLC	Undisclosed
02/28/11	LINN Energy, LLC	Concho Resources Inc.
12/10/10	Occidental Petroleum Corporation	Anschutz Exploration Corporation
11/22/10	Hess Corporation	TRZ Energy, LLC
11/15/10	Williams Companies Inc.	Zenergy, Inc.
Niobrara
05/26/14	Undisclosed	Sundance Energy Australia Limited
05/22/14	Bonanza Creek Energy, Inc.	DJ Resources LLC
01/22/14	PEDEVCO Corp.	Undisclosed
10/26/12	Synergy Resources Corporation	Orr Energy LLC
10/25/12	Haimo Oil & Gas LLC	Carrizo Oil & Gas, Inc.
10/04/12	Indian Oil Corp. Ltd., Oil India Limited	Carrizo Oil & Gas, Inc.
05/14/12	PDC Energy, Inc.	Merit Energy Company
07/13/11	Bill Barrett Corporation	Texas American Resources, LLC
Enhanced Oil Recovery
05/07/14	Atlas Resource Partners, L.P.	Undisclosed
05/05/14	Memorial Production Partners LP	Merit Energy Company
03/03/14	Mid-Con Energy Partners, LP	Mid-Con Energy III, LLC
06/24/13	BreitBurn Energy Partners L.P.	Whiting Petroleum Corporation
10/15/12	Mid-Con Energy Partners, LP	Samson Oil & Gas Limited
06/04/12	Trinity CO2 LLC	SandRidge Energy, Inc.
05/01/12	Denbury Resources Inc.	Undisclosed
04/11/12	Resolute Energy Corporation	Denbury Resources Inc.
02/25/11	Linc Energy Ltd	Rancher Energy Corp.
Gas Processing Plants
05/08/14	MarkWest Energy Partners, L.P.	Chesapeake Energy Corporation
04/16/13	Atlas Pipeline Partners, L.P.	TEAK Midstream LLC
08/01/12	Western Gas Partners, LP	Anadarko Petroleum Corporation
06/01/12	American Midstream Partners, LP	Quantum Resources Limited
05/07/12	MarkWest Energy Partners, L.P.	Rex Energy Corporation, Stonehenge Energy Resources, L.P., Sumitomo Corporation
03/22/12	Magnum Hunter Resources Corporation	TransTex Gas Services, LP
12/15/11	Western Gas Partners, LP	Anadarko Petroleum Corporation
07/05/11	Western Gas Partners, LP	Anadarko Petroleum Corporation
08/02/10	Western Gas Partners, LP	Anadarko Petroleum Corporation

Based on the multiples implied by these transactions and Petrie Partners’ judgment on the comparability of each transaction versus the assets of Whiting, Petrie Partners applied relevant transaction multiples to Whiting’s assets to calculate an implied equity value reference range per share of Whiting common stock. With respect to Whiting’s oil and gas assets, Petrie Partners applied transaction multiples ranging from $15.00 to $35.00 per

BOE of proved reserves and $100,000 to $325,000 per BOE/d of production. With respect to Whiting’s Robinson Lake gas processing plant, Petrie Partners applied transaction multiples ranging from 8.5x to 10.0x estimated normalized annual earnings before interest, taxes, depreciation and amortization (“EBITDA”). With respect to Whiting’s other oil and gas assets, Petrie Partners utilized the values indicated by its discounted cash flow analysis methodology, assuming NYMEX Strip pricing and using after-tax discount rates ranging from 7.0% to 10.0%.

Based on the application of these transaction multiples, the estimated value of other assets and liabilities and adjusting for long-term debt and net working capital, as of March 31, 2014, Petrie Partners determined an implied equity value reference range of $64.80 to $89.06 per share of Whiting common stock. Finally, Petrie Partners divided the lowest Kodiak per share implied equity value by the highest Whiting per share implied equity value, and vice versa, to determine a range of implied exchange ratios of 0.0936 to 0.2016 shares of Whiting common stock per share of Kodiak common stock.

Petrie Partners also reviewed 39 selected transactions with publicly-available information for oil and gas corporate transactions announced between February 2004 and May 2014 in which the acquired or target company was an exploration and production company with oil and gas assets in the United States, although Petrie Partners noted that none of the selected transactions or the companies that participated in the selected transactions were directly comparable to the merger or Kodiak or Whiting.

Precedent Transactions—Oil & Gas Corporate Transactions

Date Announced	Acquiring Company	Target Company
05/06/14	Forest Oil Corporation	Sabine Oil & Gas LLC
03/12/14	Energy XXI (Bermuda) Limited	EPL Oil & Gas, Inc.
04/30/13	Contango Oil & Gas Company	Crimson Exploration, Inc.
02/21/13	LinnCo LLC	Berry Petroleum Company
12/05/12	Freeport-McMoRan, Inc.	McMoRan Exploration Company
12/05/12	Freeport-McMoRan, Inc.	Plains Exploration & Production Company
04/24/12	Halcón Resources Corporation	GeoResources, Inc.
02/02/12	SandRidge Energy, Inc.	Dynamic Offshore Resources, LLC
01/16/12	Denver Parent Corporation	Venoco, Inc.
10/17/11	Statoil ASA	Brigham Exploration Company
07/14/11	BHP Billiton Limited	Petrohawk Energy Corporation
11/09/10	Chevron Corporation	Atlas Energy, Inc.
04/15/10	Apache Corporation	Mariner Energy, Inc.
04/04/10	SandRidge Energy, Inc.	Arena Resources, Inc.
12/13/09	ExxonMobil Corporation	XTO Energy
11/01/09	Denbury Resources Inc.	Encore Acquisition Company
09/15/09	Apollo Management, LP	Parallel Petroleum Corporation
04/27/09	Atlas America, Inc.	Atlas Energy Resources, LLC
04/30/08	Stone Energy Corporation	Bois d’Arc Energy, Inc.
07/17/07	Plains Exploration & Production Company	Pogo Producing Company
01/07/07	Forest Oil Corporation	The Houston Exploration Company
06/23/06	Anadarko Petroleum Corporation	Western Gas Resources, Inc.
06/23/06	Anadarko Petroleum Corporation	Kerr-McGee Corporation
04/21/06	Petrohawk Energy Corporation	KCS Energy Inc.
01/23/06	Cal Dive International, Inc.	Remington Oil & Gas Corp.
12/12/05	ConocoPhillips	Burlington Resources, Inc.
10/13/05	Occidental Petroleum Corporation	Vintage Petroleum Inc.

Date Announced	Acquiring Company	Target Company
09/19/05	Norsk Hydro ASA	Spinnaker Exploration Company
07/01/05	Santos International Holdings Pty Ltd.	Tipperary Corporation
04/04/05	Chevron Corporation	Unocal Corporation
04/04/05	Petrohawk Energy Corporation	Mission Resources Corp.
01/26/05	Cimarex Energy Co.	Magnum Hunter Resources Corporation
12/16/04	Noble Energy, Inc.	Patina Oil & Gas Corporation
06/09/04	Petro-Canada	Prima Energy Corporation
05/23/04	Forest Oil Corporation	The Wiser Oil Company
05/04/04	Pioneer Natural Resources Co.	Evergreen Resources Inc.
04/15/04	EnCana Corporation	Tom Brown Inc.
04/07/04	Kerr-McGee Corporation	Westport Resources Corp.
02/12/04	Plains Exploration & Production Company	Nuevo Energy Company

For each of the precedent corporate transactions, Petrie Partners calculated the following:

•	Purchase Price/Current Year Discretionary Cash Flow, which is defined as the total purchase price paid by the acquiring company for the equity of the target (“purchase price”), divided by discretionary cash flow for the calendar year in which the transaction occurred (“current year discretionary cash flow”);

•	Purchase Price/Forward Year Discretionary Cash Flow, which is defined as the purchase price, divided by an estimate of discretionary cash flow for the calendar year following the year in which the transaction occurred (“forward year discretionary cash flow”);

•	Total Investment/Current Year EBITDA, which is defined as the total investment made by the acquiring company including purchase price of common equity plus the assumption of target company net indebtedness (“Total Investment”), divided by EBITDA, for the calendar year in which the transaction occurred (“current year EBITDA”);

•	Total Investment/Forward Year EBITDA, which is defined as total investment divided by estimated EBITDA for the calendar year following the year in which the transaction occurred (“forward year EBITDA”);

•	Total Investment/Proved Reserves, which is defined as total investment divided by proved reserves as of the latest published reserve report from the date of the transaction (“proved reserves”); and

•	Total Investment/Current Production, which is defined as total investment divided by the most recent publicly available average daily production figure before the date of the transaction (“current production”).

Petrie Partners applied the relevant multiples to Kodiak’s and Whiting’s respective estimated discretionary cash flow for calendar years 2014 and 2015, estimated EBITDA for calendar years 2014 and 2015, proved reserves as of December 31, 2013 and the latest current net production publicly disclosed prior to July 13, 2014.

The minimum, mean, median and maximum transaction multiples implied for each benchmark for the precedent transactions are set forth below.

Measure	Minimum	Mean	Median	Maximum
Purchase Price/Current Year Discretionary Cash Flow ($MM)	2.1x	6.7x	6.2x	17.7x
Purchase Price/Forward Year Discretionary Cash Flow ($MM)	2.1x	5.6x	5.7x	11.0x
Total Investment/Current Year EBITDA ($MM)	3.5x	7.6x	7.3x	20.0x
Total Investment/Forward Year EBITDA ($MM)	3.3x	6.4x	6.3x	14.6x
Total Investment/Proved Reserves ($/BOE)	$5.88	$23.29	$18.29	$112.07
Total Investment/Current Production ($/BOE/d)	$30,809	$95,001	$70,663	$327,896

Petrie Partners also evaluated the premiums paid in connection with the above corporate transactions based on the value of the per share consideration received in the transaction relative to the closing stock price of the target company one day, 30 days and 60 days prior to the announcement date of the relevant transaction. The mean and median premiums paid for the precedent transactions are set forth below.

Period	Minimum	Mean	Median	Maximum
One day prior	(4%)	24%	21%	74%
30 days prior	(1%)	26%	23%	74%
60 days prior	(3%)	27%	26%	69%

Based upon its review of these transactions, Petrie Partners selected purchase price multiple ranges for Kodiak of 5.5x – 6.5x to estimated current year discretionary cash flow and 4.5x – 5.5x to estimated forward year discretionary cash flow, transaction value multiple ranges of 7.0x – 8.0x to estimated current year EBITDA, 6.0x – 7.0x to estimated forward year EBITDA, $25.00 – $35.00 per BOE of proved reserves and $125,000 – $150,000 per BOE/d of current production. Petrie Partners selected these multiples for Kodiak based in part on geographic location, historical and estimated operating margins, historical and estimated growth, and its overall judgment of the current transaction market. Petrie Partners also applied relevant premiums ranging from 20% to 35% to the one-day, 30-day and 60-day Kodiak closing prices prior to July 11, 2014. Based on the application of the above transaction multiples and taking into account the premiums paid analysis, Petrie Partners selected an enterprise value reference range of $5.85 billion to $7.0 billion. Petrie Partners then adjusted for long-term debt and net working capital as of March 31, 2014 to determine an implied equity value reference range of $12.99 to $17.17 per share of Kodiak common stock.

For Whiting, Petrie Partners selected purchase price multiple ranges of 5.0x – 6.0x to estimated current year discretionary cash flow and 4.0x – 5.0x to estimated forward year discretionary cash flow, transaction value multiple ranges of 6.5x – 7.5x to estimated current year EBITDA, 5.5x – 6.5x to estimated forward year EBITDA, $25.000 – $30.00 per BOE of proved reserves and $115,000 – $130,000 per BOE/d of current production. Petrie Partners selected these multiples for Whiting based in part on geographic location, historical and estimated operating margins, historical and estimated growth, and its overall judgment of the current transaction market. Petrie Partners applied relevant premiums ranging from 20% to 35% to the one-day, 30-day and 60-day Whiting closing prices prior to July 11, 2014. Based on the application of the above transaction multiples and taking into consideration the premiums paid analysis, Petrie Partners selected an enterprise value reference range of $12 billion to $15 billion for Whiting. Petrie Partners then adjusted for long-term debt and net working capital as of March 31, 2014 to determine an implied equity value reference range of $78.22 to $103.04 per share of Whiting common stock. Finally, Petrie Partners divided the lowest Kodiak per share implied equity value by the highest Whiting per share implied equity value, and vice versa, to determine a range of implied exchange ratios of 0.1236 to 0.2072 shares of Whiting common stock per share of Kodiak common stock.

Capital Market Comparison Analysis

Petrie Partners performed a capital market comparison analysis of Kodiak and Whiting by reviewing the market values and trading multiples of the following thirteen publicly-traded companies that Petrie Partners deemed comparable as peer groups for Kodiak and Whiting, as applicable:

Kodiak Peer Group	Whiting Peer Group
Continental Resources, Inc. Whiting Petroleum Corporation Newfield Exploration Company Oasis Petroleum Inc. Halcón Resources Corporation Laredo Petroleum, Inc.	Continental Resources, Inc. Cimarex Energy Co. Denbury Resources Inc. Newfield Exploration Company Oasis Petroleum Inc. Halcón Resources Corporation Kodiak Oil & Gas Corp.

Although the peer groups were compared to Kodiak and Whiting, as applicable, for purposes of this analysis, no entity included in the capital market comparison analysis is identical to Kodiak or Whiting because of differences between the business mixes and other characteristics of the peer groups, on the one hand, and Kodiak and Whiting, as applicable, on the other hand. In evaluating the peer groups, Petrie Partners relied on publicly-available filings and equity research analyst estimates. These estimates are based in part on judgments and assumptions with regard to industry performance, general business, economic, market and financial conditions and other matters. Many of these matters are beyond the control of Kodiak and Whiting, such as the impact of competition on the businesses of Kodiak and Whiting, as well as on the industry generally, industry growth and the absence of any adverse material change in the financial condition and prospects of Kodiak and Whiting or the industry or in the markets generally.

All peer group multiples were calculated using closing stock prices on July 11, 2014. Peer group estimates of discretionary cash flow, EBITDA and production were based on publicly available research analyst consensus estimates as of July 11, 2014. Peer group reserves are as of December 31, 2013 as disclosed in publicly-filed year-end annual reports on Form 10-K. For each of the peer group entities, Petrie Partners calculated the following:

•	Market Value/2014E Discretionary Cash Flow, which is defined as each company’s current common stock share price divided by that company’s estimated discretionary cash flow per share for the calendar year 2014 (“2014E discretionary cash flow”);

•	Market Value/2015E Discretionary Cash Flow, which is defined as each company’s current common stock share price divided by that company’s estimated discretionary cash flow per share for the calendar year 2015 (“2015E discretionary cash flow”);

•	Enterprise Value/2014E EBITDA, which is defined as market value of equity, plus debt and preferred stock, less cash (“enterprise value”), divided by estimated EBITDA for the calendar year 2014 (“2014E EBITDA”);

•	Enterprise Value/2015E EBITDA, which is defined as enterprise value divided by estimated EBITDA for the calendar year 2015 (“2015E EBITDA”);

•	Enterprise Value/Proved Reserves, which is defined as enterprise value divided by proved reserves;

•	Enterprise Value/2014E Production, which is defined as enterprise value divided by projected average daily production for calendar year 2014 (“2014E production”); and

•	Enterprise Value/2015E Production, which is defined as enterprise value divided by projected average daily production for calendar year 2015 (“2015E production”).

The minimum, mean, median and maximum trading multiples for the Kodiak peer group are set forth below.

Kodiak Peer Group
Measure	Minimum	Mean	Median	Maximum
Market Value/2014E Discretionary Cash Flow	4.5x	6.1x	5.5x	8.5x
Market Value/2015E Discretionary Cash Flow	3.7x	4.9x	4.4x	6.9x
Enterprise Value/2014E EBITDA	5.3x	7.4x	7.6x	9.3x
Enterprise Value/2015E EBITDA	4.8x	6.2x	6.2x	7.7x
Enterprise Value/Proved Reserves ($/BOE)	$15.10	$31.31	$29.23	$53.88
Enterprise Value/2014E Production ($/BOE/d)	$71,533	$142,323	$156,768	$195,252
Enterprise Value/2015E Production ($/BOE/d)	$61,834	$112,715	$119,531	$155,445

Based upon its review of the peer group, Petrie Partners selected market value multiple ranges for Kodiak of 5.0x – 5.5x to 2014E discretionary cash flow and 4.0x – 5.0x to 2015E discretionary cash flow, enterprise value multiple ranges of 6.0x – 7.0x to 2014E EBITDA, 5.0x – 6.0x to 2015E EBITDA, $30.00 – $35.00 per BOE of proved reserves, $140,000 – $165,000 per BOE/d of 2014E production and $110,000 – $130,000 per BOE/d of 2015E production.

The minimum, mean, median and maximum trading multiples for the Whiting peer group are set forth below.

Whiting Peer Group
Measure	Minimum	Mean	Median	Maximum
Market Value/2014E Discretionary Cash Flow	4.5x	5.8x	5.2x	8.5x
Market Value/2015E Discretionary Cash Flow	3.7x	4.9x	4.6x	6.9x
Enterprise Value/2014E EBITDA	6.2x	7.5x	7.1x	9.3x
Enterprise Value/2015E EBITDA	5.2x	6.3x	6.6x	7.7x
Enterprise Value/Proved Reserves ($/BOE)	$15.10	$32.06	$31.33	$53.88
Enterprise Value/2014E Production ($/BOE/d)	$71,533	$138,585	$153,839	$195,252
Enterprise Value/2015E Production ($/BOE/d)	$61,834	$113,733	$121,453	$155,445

Based upon its review of the peer group, Petrie Partners selected market value multiple ranges for Whiting of 4.5x – 5.5x to 2014E discretionary cash flow and 4.0x – 5.0x to 2015E discretionary cash flow, enterprise value multiple ranges of 6.0x – 7.0x to 2014E EBITDA, 5.5x – 6.5x to 2015E EBITDA, $25.00 – $30.00 per BOE of proved reserves, $100,000 – $140,000 per BOE/d of 2014E production and $85,000 – $125,000 per BOE/d of 2015E production.

From the implied enterprise value reference range for each metric, Petrie Partners determined an implied enterprise value reference range of $5.5 billion to $6.5 billion for Kodiak and $11.5 billion to $14 billion for Whiting. Petrie Partners then adjusted for long-term debt and net working capital as of March 31, 2014, to determine an implied equity value reference range of $11.72 to $15.35 per share of Kodiak common stock and $74.08 to $94.77 per share of Whiting common stock. Finally, Petrie Partners divided the lowest Kodiak per share implied equity value by the highest Whiting per share implied equity value, and vice versa, to determine a range of implied exchange ratios of 0.1236 to 0.2072 shares of Whiting common stock per share of Kodiak common stock.

Going Concern Analysis

Petrie Partners analyzed the potential standalone financial performances of Kodiak and Whiting, without giving effect to the proposed arrangement, for the fiscal years 2014 – 2016. These projections were based upon the Case 2 Kodiak forecast and the Whiting forecast (as described in “—Certain Unaudited Internal Financial and Operating Forecasts”), as well as the reserve projections, in each case as provided by Kodiak’s and Whiting’s respective managements and staffs and certain assumptions based on discussions with the managements of Kodiak and Whiting regarding Kodiak’s and Whiting’s potential future operating and financial performance, respectively. The analysis was performed under four separate oil and gas pricing scenarios: NYMEX 5-year strip pricing and 2014 oil and gas prices of $80.00, $90.00 and $100.00 per barrel of oil; and $3.50, $4.00 and $4.50 per MMBtu of gas, respectively, escalated at 3% per year beginning in 2015. For Kodiak, Petrie Partners applied terminal discretionary cash flow multiples of 4.0x, 5.0x and 6.0x to estimated 2016 discretionary cash flow and assumed discount rates ranging from 8.0% to 10.0%. From the equity reference values implied by this analysis, Petrie Partners determined a composite equity value reference range of $11.50 to $16.50 per share of Kodiak common stock. For Whiting, Petrie Partners applied terminal discretionary cash flow multiples of 4.0x, 5.0x and 6.0x to estimated 2016 discretionary cash flow and assumed discount rates ranging from 7.0% to 9.0%. From the equity reference values implied by this analysis, Petrie Partners determined a composite equity value reference range of $75.00 to $105.00 per share of Whiting common stock. Finally, Petrie Partners divided the lowest Kodiak per share implied equity value by the highest Whiting per share implied equity value, and vice versa, to determine a range of implied exchange ratios of 0.1095 to 0.2200 shares of Whiting common stock per share of Kodiak common stock.

Miscellaneous

The foregoing summary of certain material financial analyses does not purport to be a complete description of the analyses or data presented by Petrie Partners. In connection with the review of the arrangement by the Kodiak board of directors, Petrie Partners performed a variety of financial and comparative analyses for purposes of rendering its opinion. The preparation of a fairness opinion is a complex process and is not necessarily susceptible to partial analysis or summary description. Selecting portions of the analyses or of the summary described above, without considering the analyses as a whole, could create an incomplete view of the processes underlying Petrie Partners’ opinion. In arriving at its fairness determination, Petrie Partners considered the results of all the analyses and did not draw, in isolation, conclusions from or with regard to any one analysis or factor considered by it for purposes of its opinion. Rather, Petrie Partners made its determination as to fairness on the basis of its experience and professional judgment after considering the results of all the analyses. In addition, Petrie Partners may have given various analyses and factors more or less weight than other analyses and factors and may have deemed various assumptions more or less probable than other assumptions. As a result, the ranges of valuations resulting from any particular analysis or combination of analyses described above should not be taken to be the view of Petrie Partners with respect to the actual value of the common stock of Kodiak or Whiting. No company reviewed or considered in the above analyses for comparison purposes is directly comparable to Kodiak or Whiting, and no transaction reviewed or considered is directly comparable to the merger. Furthermore, Petrie Partners’ analyses involve complex considerations and judgments concerning financial and operating characteristics and other factors that could affect the acquisition, public trading or other values of the companies or transactions used, including judgments and assumptions with regard to industry performance, general business, economic, market and financial conditions and other matters, many of which are beyond the control of Kodiak and Whiting and their respective advisors.

Petrie Partners prepared these analyses solely for the purpose of providing an opinion to the Kodiak board of directors as to the fairness, from a financial point of view, of the exchange ratio to the shareholders of Kodiak. These analyses do not purport to be appraisals or to necessarily reflect the prices at which the business or securities actually may be sold. Any estimates contained in these analyses are not necessarily indicative of actual future results, which may be significantly more or less favorable than those suggested by such estimates. Accordingly, estimates used in, and the results derived from, Petrie Partners’ analyses are inherently subject to substantial uncertainty, and Petrie Partners assumes no responsibility if future results are materially different from those forecasted in such estimates.

The issuance of the fairness opinion was approved by Petrie Partners’ Opinion Committee.

The exchange ratio was determined through arm’s-length negotiations between Kodiak and Whiting and was approved by the Kodiak board of directors. Petrie Partners provided advice to the Kodiak board of directors during these negotiations. Petrie Partners did not, however, recommend any specific exchange ratio to the Kodiak board of directors or Kodiak or that any specific exchange ratio constituted the only appropriate consideration for the arrangement. Petrie Partners’ opinion to the Kodiak board of directors was one of many factors taken into consideration by the Kodiak board of directors in deciding to approve the arrangement. Consequently, the analyses as described above should not be viewed as determinative of the opinion of the Kodiak board of directors with respect to the exchange ratio or of whether the Kodiak board of directors would have been willing to agree to different consideration.

Under the terms of Petrie Partners’ engagement letter with Kodiak, Petrie Partners provided Kodiak financial advisory services and a fairness opinion in connection with the merger. Pursuant to the terms of its engagement letter, Kodiak has agreed to pay Petrie Partners customary fees for its services in connection with its engagement, including a success fee that is payable to Petrie Partners if the arrangement is consummated. Petrie Partners also earned a fairness opinion fee of $3,000,000 upon delivery of its fairness opinion to the Kodiak board of directors (and would have earned the opinion fee, regardless of the conclusion regarding fairness expressed in the opinion). As a result, the total compensation earned by Petrie Partners prior to the date hereof is $3,000,000, which will be credited against Petrie Partners’ success fee. In addition, the Kodiak board of directors has agreed to reimburse Petrie Partners for its reasonable out-of-pocket expenses (including reasonable legal fees, expenses and disbursements) incurred in connection with its engagement and to indemnify Petrie Partners and its affiliates and their respective directors, officers, employees, agents and controlling persons from and against certain liabilities and expenses arising out of its engagement and any related transaction.

Kodiak engaged Petrie Partners to act as a financial advisor based on its qualifications, experience and reputation. Petrie Partners is a nationally recognized investment banking firm and is regularly engaged in the valuation of businesses in connection with mergers and acquisitions, leveraged buyouts, competitive sales processes, private placements and other purposes.

Opinion of Credit Suisse Securities (USA) LLC to the Kodiak Board

On July 13, 2014, Credit Suisse rendered its oral opinion to the Kodiak board of directors (which was subsequently confirmed in writing by delivery of Credit Suisse’s written opinion addressed to the Kodiak board of directors dated the same date) as to, as of July 13, 2014, the fairness, from a financial point of view, to the holders of shares of Kodiak common stock of the exchange ratio in the arrangement pursuant to the arrangement agreement.

Credit Suisse’s opinion was directed to the Kodiak board of directors (in its capacity as such), and only addressed the fairness, from a financial point of view, to the holders of Kodiak common stock of the exchange ratio in the arrangement pursuant to the arrangement agreement and did not address any other aspect or implication of the arrangement. The summary of Credit Suisse’s opinion in this joint proxy statement/circular is qualified in its entirety by reference to the full text of its written opinion, which is included as Annex I to this joint proxy statement/circular and sets forth the procedures followed, assumptions made, qualifications and limitations on the review undertaken and other matters considered by Credit Suisse in preparing its opinion. However, neither Credit Suisse’s written opinion nor the summary of its opinion and the related analyses set forth in this joint proxy statement/circular are intended to be, and they do not constitute, advice or a recommendation to any holder of shares of Kodiak common stock as to how such holder should vote or act on any matter relating to the arrangement.

In arriving at its opinion, Credit Suisse:

•	reviewed the arrangement agreement, including the plan of arrangement attached as Exhibit C thereto, and certain publicly available business and financial information relating to Kodiak and Whiting;

•	reviewed certain other information relating to Kodiak and Whiting, including financial forecasts and projected operating and capital expenses relating to Kodiak prepared by and provided to Credit Suisse by Kodiak management (the “Kodiak Projections”) and financial forecasts and projected operating and capital expenses relating to Whiting prepared by and provided to Credit Suisse by Whiting management (the “Whiting Projections”);

•	reviewed:

•	certain oil and gas reserve reports prepared by Kodiak’s third-party oil and gas reserves consultants with respect to Kodiak’s proved oil and gas reserves (the “Kodiak Proved Reserve Reports”);

•	information regarding Kodiak’s proved, probable and possible oil and gas reserves and Kodiak’s other oil and gas resources prepared by Kodiak management (the “Kodiak Reserves and Resource Information”);

•	riskings for Kodiak’s proved, probable and possible oil and gas reserves and Kodiak’s other oil and gas resources prepared by Kodiak management (the “Kodiak Riskings”);

•	certain oil and gas reserve reports prepared by Whiting’s third-party oil and gas reserves consultants with respect to Whiting’s proved, probable and possible reserves (the “Whiting Reserve Reports”) and adjustments to the reserves estimates set forth therein prepared and provided to Credit Suisse by Whiting management to reflect, among other things, updated information (such reserves estimates, as so adjusted by Whiting management, the “Whiting Reserves Information”);

•	information regarding Whiting’s other oil and gas resources prepared by Whiting management (the “Whiting Resource Information”); and

•	riskings for Whiting’s proved, probable and possible oil and gas reserves and Whiting’s other oil and gas resources prepared by management of Kodiak (the “Kodiak Riskings for Whiting”);

•	spoke with the management of Kodiak and Whiting and certain of their representatives regarding the business and prospects of Kodiak and Whiting, and Kodiak’s and Whiting’s proved, probable and possible oil and gas reserves and other oil and gas resources;

•	reviewed certain publicly available market data regarding future oil and gas commodity pricing (collectively, including information regarding pricing differentials applicable to Kodiak’s proved, probable and possible oil and gas reserves and Kodiak’s other oil and gas resources, as provided by Kodiak management and information regarding pricing differentials applicable to Whiting’s proved, probable and possible oil and gas reserves and Whiting’s other oil and gas resources, as provided by Whiting management, the “Oil and Gas Pricing Data”);

•	considered certain financial and stock market data of Kodiak and Whiting, and compared that data with similar data for other companies with publicly traded equity securities in businesses Credit Suisse deemed similar to those of Kodiak and Whiting, respectively;

•	considered, to the extent publicly available, the financial terms of certain other business combinations and other transactions which had been effected or announced; and

•	considered such other information, financial studies, analyses and investigations and financial, economic and market criteria which Credit Suisse deemed relevant.

In connection with its review, Credit Suisse did not independently verify any of the foregoing information, and Credit Suisse assumed and relied upon such information being complete and accurate in all respects material to its analyses and opinion. With respect to the Kodiak Projections that Credit Suisse used in its analyses, management of Kodiak advised Credit Suisse and Credit Suisse assumed that such financial forecasts were reasonably prepared in good faith on bases reflecting the best currently available estimates and judgments of the management of Kodiak as to the future financial performance of Kodiak. With respect to the Whiting Projections that Credit Suisse used in its analyses, management of Whiting advised Credit Suisse and Credit Suisse assumed that such financial forecasts were reasonably prepared in good faith on bases reflecting the best currently available estimates and judgments of the management of Whiting as to the future financial performance of Whiting. With respect to the Kodiak Proved Reserve Reports that Credit Suisse reviewed, Credit Suisse assumed that such reports were reasonably prepared in good faith on bases reflecting the best currently available estimates and judgments of Kodiak’s third-party oil and gas reserves consultants as to Kodiak’s proved oil and gas reserves. With respect to the Kodiak Reserves and Resource Information that Credit Suisse reviewed, Credit Suisse was advised and assumed that such information was reasonably prepared in good faith on bases reflecting the best currently available estimates and judgments of the management of Kodiak as to Kodiak’s proved, probable and possible oil and gas reserves and Kodiak’s other oil and gas resources. With respect to the Kodiak Riskings, Credit Suisse was advised and assumed that they were reasonably prepared in good faith on bases reflecting the best currently available estimates and judgments of the management of Kodiak as to the appropriate riskings for Kodiak’s proved, probable and possible oil and gas reserves and Kodiak’s other oil and gas resources. With respect to the Whiting Reserve Reports that Credit Suisse reviewed, Credit Suisse assumed that such reports were reasonably prepared in good faith on bases reflecting the best currently available estimates and judgments of Whiting’s third-party oil and gas reserves consultants as to Whiting’s proved, probable and possible oil and gas reserves. With respect to the Whiting Reserves Information and Whiting Resource Information that Credit Suisse reviewed, Credit Suisse was advised and assumed that such information was reasonably prepared in good faith on bases reflecting the best currently available estimates and judgments of the management of Whiting as to Whiting’s proved, probable and possible oil and gas reserves and Whiting’s other oil and gas resources. With respect to the Kodiak Riskings for Whiting, Credit Suisse was advised and assumed that they were reasonably prepared in good faith on bases reflecting the best currently available estimates and judgments of the management of Kodiak as to the appropriate riskings for Whiting’s proved, probable and possible oil and gas reserves and Whiting’s other oil and gas resources.

Credit Suisse expressed no view or opinion with respect to the Kodiak Projections, the Whiting Projections, the Kodiak Proved Reserve Reports, the Kodiak Reserves and Resource Information, the Kodiak Riskings, the Whiting Reserve Reports, the Whiting Reserve Information, the Whiting Resource Information, the Kodiak Riskings for Whiting or the Oil and Gas Pricing Data, or the assumptions upon which any of them were based and at the direction of management of Kodiak assumed that the Kodiak Projections, the Whiting Projections, the Kodiak Reserves and Resource Information, the Kodiak Riskings, the Whiting Reserve Information, the Whiting Resource Information, the Kodiak Riskings for Whiting and the Oil and Gas Pricing Data were a reasonable basis on which to evaluate Kodiak, Whiting and the arrangement and Credit Suisse used and relied upon such information for purposes of its analyses and opinion.

In addition, Credit Suisse relied upon, without independent verification (i) the assessments of the managements of Kodiak and Whiting with respect to Whiting’s ability to integrate the businesses of Kodiak and Whiting and (ii) the assessments of the management of Kodiak and Whiting as to Kodiak’s and Whiting’s existing technology and future capabilities with respect to the extraction of Kodiak’s and Whiting’s oil and gas reserves and other oil and gas resources and, with Kodiak’s consent, assumed that there had been no developments that would adversely affect such management’s views with respect to such technologies and capabilities. Kodiak advised Credit Suisse and for purposes of its analyses and its opinion Credit Suisse assumed that, for U.S. federal income tax purposes, the arrangement would qualify as a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended. Credit Suisse also assumed, with Kodiak’s consent, that, in the course of obtaining any regulatory or third party consents, approvals or agreements in connection with the arrangement, no delay, limitation, restriction or condition would be imposed that would have an adverse effect on Kodiak, Whiting or the contemplated benefits of the arrangement, that the arrangement would be consummated in accordance with all applicable Canadian, United States, federal, provincial, state and local laws including, without limitation, Section 288 of the Business Corporations Act (British Columbia), and that the arrangement would be consummated in accordance with the terms of the arrangement agreement and the associated plan of arrangement, without waiver, modification or amendment of any term, condition or agreement thereof material to Credit Suisse’s analyses or opinion. In addition, Credit Suisse was not requested to, and did not, make an independent evaluation or appraisal of the assets or liabilities (contingent or otherwise) of Kodiak or Whiting, nor was Credit Suisse furnished with any such evaluations or appraisals other than the Kodiak Proved Reserve Reports, the Kodiak Reserves and Resource Information, the Whiting Reserve Reports, the Whiting Reserve Information and the Whiting Resource Information.

Credit Suisse’s opinion addressed only the fairness, from a financial point of view, to the holders of shares of Kodiak common stock of the exchange ratio in the arrangement pursuant to the arrangement agreement and did not address any other aspect or implication (financial or otherwise) of the arrangement or any agreement, arrangement or understanding entered into in connection therewith or otherwise, including, without limitation, the implications of any potential modifications or limitations, or the elimination of, any existing tax structures or benefits currently available to or being utilized by Kodiak or Whiting (it being understood that for purposes of its analyses and opinion, Credit Suisse assumed that no such modifications, limitations or elimination would occur), the continuance of Kodiak from the jurisdiction of the Yukon Territory to the jurisdiction of the Province of British Columbia, any related or unrelated refinancings of Kodiak’s outstanding indebtedness or the fairness of the amount or nature of, or any other aspect relating to, any compensation or consideration to be received or otherwise payable to any officers, directors, employees, securityholders or affiliates of any party to the arrangement, or class of such persons, relative to the exchange ratio or otherwise. Furthermore, Credit Suisse did not express any advice or opinion regarding matters that require legal, regulatory, accounting, insurance, tax, environmental, executive compensation or other similar professional advice including, without limitation, any advice regarding the amounts of any company’s oil and gas reserves or other oil and gas resources, the riskings of such reserves or other resources or any other aspects of any company’s (including Kodiak’s or Whiting’s) oil and gas reserves or other oil and gas resources. Credit Suisse assumed that Kodiak had or would obtain such advice or opinions from the appropriate professional sources. The issuance of Credit Suisse’s opinion was approved by an authorized internal committee of Credit Suisse.

Credit Suisse’s opinion was necessarily based upon information made available to Credit Suisse as of the date of its opinion and financial, economic, market and other conditions as they existed and could be evaluated on the date of its opinion. Credit Suisse did not undertake, and is under no obligation, to update, revise, reaffirm or withdraw its opinion, or otherwise comment on or consider events occurring or coming to its attention after the date of its opinion. In addition, as Kodiak was aware, the financial projections and estimates that Credit Suisse reviewed relating to the future financial performance of Kodiak and Whiting reflected certain assumptions regarding the oil and gas industry and future commodity prices associated with that industry that were subject to significant uncertainty and volatility and that, if different than assumed, could have a material impact on its analyses and opinion. Credit Suisse’s opinion did not address the relative merits of the arrangement as compared to alternative transactions or strategies that might have been available to Kodiak, nor did it address the underlying business decision of the Kodiak board of directors or Kodiak to proceed with or effect the arrangement. Credit Suisse did not express any opinion as to what the value of shares of Whiting common stock actually would be when issued pursuant to the arrangement or the price or range of prices at which shares of Kodiak common stock or Whiting common stock may be purchased or sold at any time. Credit Suisse assumed that the shares of Whiting common stock to be issued to the holders of shares of Kodiak common stock in the arrangement would be approved for listing on the New York Stock Exchange prior to the consummation of the arrangement. Credit Suisse was not requested to, and did not, initiate or participate in any discussions or negotiations with respect to the exchange ratio or any other aspect of the arrangement or, except in connection with its prior engagement by Kodiak in 2012 (as described below), solicit any indications of interest from, third parties with respect to the securities, assets, businesses or operations of Kodiak or any alternatives to the arrangement and, consequently, expressed no view or opinion with respect to whether other parties might have been interested in acquiring the securities, assets, businesses or operations of Kodiak or the prices such other parties might have been willing to pay for the securities, assets, businesses or operations of Kodiak.

In preparing its opinion to the Kodiak board of directors, Credit Suisse performed a variety of analyses, including those described below. The summary of Credit Suisse’s financial analyses is not a complete description of the analyses underlying Credit Suisse’s opinion. The preparation of such an opinion is a complex process involving various quantitative and qualitative judgments and determinations with respect to the financial, comparative and other analytic methods employed and the adaptation and application of those methods to the unique facts and circumstances presented. As a consequence, neither Credit Suisse’s opinion nor the analyses underlying its opinion are readily susceptible to partial analysis or summary description. Credit Suisse arrived at its opinion based on the results of all analyses undertaken by it and assessed as a whole and did not draw, in isolation, conclusions from or with regard to any individual analysis, analytic method or factor. Accordingly, Credit Suisse believes that its analyses must be considered as a whole and that selecting portions of its analyses, analytic methods and factors, without considering all analyses and factors or the narrative description of the analyses, could create a misleading or incomplete view of the processes underlying its analyses and opinion.

In performing its analyses, Credit Suisse considered business, economic, industry and market conditions, financial and otherwise, and other matters as they existed on, and could be evaluated as of, the date of its opinion. No company, business or transaction used in Credit Suisse’s analyses for comparative purposes is identical to Kodiak, Whiting or the proposed arrangement. While the results of each analysis were taken into account in reaching its overall conclusion with respect to fairness, Credit Suisse did not make separate or quantifiable judgments regarding individual analyses. The reference ranges indicated by Credit Suisse’s financial analyses are illustrative and not necessarily indicative of actual values nor predictive of future results or values, which may be significantly more or less favorable than those suggested by the analyses. In addition, any analyses relating to the value of assets, businesses or securities do not purport to be appraisals or to reflect the prices at which businesses or securities actually may be sold, which may depend on a variety of factors, many of which are beyond Kodiak’s control and the control of Credit Suisse. Much of the information used in, and accordingly the results of, Credit Suisse’s analyses are inherently subject to substantial uncertainty.

Credit Suisse’s opinion and analyses were provided to the Kodiak board of directors (in its capacity as such) in connection with its consideration of the proposed arrangement and were among many factors considered by the Kodiak board of directors in evaluating the proposed arrangement. Neither Credit Suisse’s opinion nor its analyses were determinative of the exchange ratio or of the views of the Kodiak board of directors with respect to the proposed arrangement. Under the terms of its engagement by Kodiak, neither Credit Suisse’s opinion nor any other advice or services rendered by it in connection with the proposed arrangement or otherwise, should be construed as creating, and Credit Suisse should not be deemed to have, any fiduciary duty to the Kodiak board of directors, Kodiak, Whiting, any security holder or creditor of Kodiak or Whiting or any other person, regardless of any prior or ongoing advice or relationships.

The following is a summary of certain financial analyses reviewed by Credit Suisse with the Kodiak board of directors in connection with the rendering of its opinion to the Kodiak board of directors on July 13, 2014. The summary does not contain all of the financial data holders of shares of Kodiak common stock may want or need for purposes of making an independent determination of fair value. Holders of shares of Kodiak common stock are encouraged to consult their own financial and other advisors before making any investment decision in connection with the proposed arrangement. The analyses summarized below include information presented in tabular format. The tables alone do not constitute a complete description of the analyses. Considering the data in the tables below without considering the full narrative description of the analyses, as well as the methodologies underlying, and the assumptions, qualifications and limitations affecting, each analysis, could create a misleading or incomplete view of Credit Suisse’s analyses.

For purposes of its analyses, Credit Suisse reviewed a number of financial metrics including:

•	Enterprise Value—generally the value as of a specified date of the relevant company’s outstanding equity securities (taking into account its options and other outstanding convertible securities) plus the value as of such date of its net debt (the value of its outstanding indebtedness, preferred stock and capital lease obligations less the amount of cash on its balance sheet).

•	EBITDAX—generally the amount of the relevant company’s earnings before interest, taxes, depreciation and amortization and exploration expense for a specified time period.

Unless the context indicates otherwise, (1) share prices for the selected companies used in the selected companies analysis described below were as of July 11, 2014, (2) the relevant values for the selected transactions analysis described below were calculated on an enterprise value basis based on the consideration proposed to be paid in the selected transactions as of the date of announcement, (3) estimates of future financial performance of Kodiak were based on the daily production forecast for Kodiak prepared by Kodiak management included in the Case 1 Kodiak forecast (as defined below under “—Certain Unaudited Internal Financial and Operating Forecasts”) and First Call crude oil and natural gas prices in the case of the Selected Companies Analysis described below, and NYMEX Oil and Gas pricing as of July 3, 2014 for the Net Asset Value Analysis and the Discounted Cash Flow Analysis described below, and (4) estimates of future financial performance of Whiting were based on the daily production forecast for Whiting prepared by Whiting management included in the Whiting forecast (as defined below under “—Certain Unaudited Internal Financial and Operating Forecasts”) and First Call crude oil and natural gas prices in the case of the Selected Companies Analysis described below, and NYMEX Oil and Gas pricing as of July 3, 2014 for the Net Asset Value Analysis and the Discounted Cash Flow Analysis described below. Estimates of financial performance for the selected companies listed below for the calendar years ending December 31, 2014, 2015 and 2016 were based on publicly available research analyst estimates for those companies. Unless the context indicates otherwise, for purposes of Credit Suisse’s analyses, gas reserves were converted to oil reserves on a barrel of oil equivalent or “BOE” basis reflecting a 6:1 ratio.

Selected Companies Analyses

Credit Suisse considered certain financial data for Whiting, Kodiak and selected companies with publicly traded equity securities Credit Suisse deemed relevant. The selected companies were selected because they were deemed to be similar to Whiting or Kodiak in one or more respects.

The financial data reviewed included:

•	Enterprise Value as a multiple of estimated EBITDAX for the calendar year ended December 31, 2014, or “CY 2014E EBITDAX”;

•	Enterprise Value as a multiple of estimated EBITDAX for the calendar year ended December 31, 2015, or “CY 2015E EBITDAX”;

•	Enterprise Value as a multiple of estimated EBITDAX for the calendar year ended December 31, 2016, or “CY 2016E EBITDAX”;

•	Enterprise Value as a multiple of proved reserves as of December 31, 2013 on a BOE basis; and

•	Enterprise Value as a multiple of estimated daily production on a BOE/d basis for the calendar quarter ended March 31, 2014, or “1Q 2014A,” and for calendar years 2014E, 2015E and 2016E.

The selected companies for Kodiak and corresponding financial data were:

				Enterprise Value /
	Enterprise Value / EBITDAX			Proved Reserves ($/BOE)	Daily Production ($/BOE/d)
	CY2014E	CY2015E	CY2016E		1Q 2014A	CY2014E	CY2015E	CY2016E
Continental Resources	9.2x	7.6x	6.1x	$30.65	$220,927	$193,897	$153,520	$123,211
Whiting*	5.2	4.7	4.1	26.76	116,236	105,880	89,770	76,723
Newfield Exploration	6.0	5.0	4.4	15.07	75,734	67,498	59,482	55,747
Oasis Petroleum	7.0	5.7	4.7	35.73	185,107	162,376	125,100	107,546
SM Energy	4.0	3.7	3.1	15.51	48,635	45,956	40,281	37,409
Halcon Resources	7.6	6.1	5.5	50.32	166,715	147,935	118,068	99,844
Rosetta Resources	6.4	5.3	4.4	16.99	88,393	76,196	59,994	50,655
Carrizo Oil & Gas	7.2	5.4	4.4	38.63	149,875	129,761	99,963	82,867
Bonanza Creek Energy	6.9	5.1	3.8	42.58	152,846	122,131	88,731	70,627

*	Based on publicly available research analyst estimates.

Kodiak. Taking into account the results of the selected companies analysis for Kodiak, Credit Suisse applied multiple ranges of 6.5x to 7.5x to Kodiak’s CY 2014E EBITDAX, 5.0x to 6.0x to Kodiak’s CY 2015E EBITDAX, 4.5x to 5.5x to Kodiak’s CY 2016E EBITDAX, $35.00 to $40.00 per BOE to Kodiak’s December 31, 2013 proved reserves, $155,000 to $187,500 per BOE/d to Kodiak’s daily production for the calendar quarter ended March 31, 2014, $135,000 to $165,000 per BOE/d to Kodiak’s estimated daily production for 2014, $100,000 to $127,500 per BOE/d to Kodiak’s estimated daily production for 2015 and $90,000 to $115,000 per BOE/d to Kodiak’s estimated daily production for 2016. The selected companies analysis indicated an implied reference range of $11.29 to $16.57 per Kodiak common share.

The selected companies for Whiting and corresponding financial data were:

				Enterprise Value /
	Enterprise Value / EBITDAX			Proved Reserves ($/BOE)	Daily Production ($/BOE/d)
	CY2014E	CY2015E	CY2016E		1Q 2014A	CY2014E	CY2015E	CY2016E
Continental Resources	9.2x	7.6x	6.1x	$30.65	$220,927	$193,897	$153,520	$123,211
Concho Resources	9.4	7.4	5.6	38.30	192,189	171,307	133,242	107,748
Cimarex Energy	7.4	6.8	6.0	32.33	110,553	96,013	81,495	69,286
Denbury Resources	6.9	6.7	6.4	21.00	135,269	128,561	119,668	111,369
QEP Resources	5.9	5.3	4.1	15.95	70,883	72,318	67,721	62,038
Newfield Exploration	6.0	5.0	4.4	15.07	75,734	67,498	59,482	55,747
Oasis Petroleum	7.0	5.7	4.7	35.73	185,107	162,376	125,100	107,546
SM Energy	4.0	3.7	3.1	15.51	48,635	45,956	40,281	37,409
Kodiak*	7.0	5.5	4.6	36.51	179,501	152,739	118,178	96,612
Bonanza Creek Energy	6.9	5.1	3.8	42.58	152,846	122,131	88,731	70,627

*	Based on publicly available research analyst estimates.

Whiting. Taking into account the results of the selected companies analysis for Whiting, Credit Suisse applied multiple ranges of 5.0x to 6.5x to Whiting’s CY 2014E EBITDAX, 4.5.x to 6.0x to Whiting’s CY 2015E EBITDAX, 4.0x to 5.5x to Whiting’s CY 2016E EBITDAX, $25.00 to $32.50 per BOE to Whiting’s December 31, 2013 proved reserves, $120,000 to $150,000 per BOE/d to Whiting’s daily production for the calendar quarter ended March 31, 2014, $110,000 to $135,000 per BOE/d to Whiting’s estimated daily production for 2014, $90,000 to $125,000 per BOE/d to Whiting’s estimated daily production for 2015 and $75,000 to $110,000 per BOE/d to Whiting’s estimated daily production for 2016. The selected companies analysis indicated an implied reference range of $72.45 to $109.68 per share of Whiting common stock.

The selected companies analysis indicated an implied exchange ratio reference range of 0.103x to 0.229x of a share of Whiting common stock for each Kodiak common share as compared to the exchange ratio in the arrangement of 0.177x of a share of Whiting common stock for each Kodiak common share.

Net Asset Value Analysis

Kodiak. Credit Suisse calculated implied net asset values of Kodiak’s unrisked proved oil and gas reserves (referred to as unrisked 1P reserves); risked proved, probable and possible oil and gas reserves and risked oil and gas resources (referred to as risked 3P reserves + risked resources); and unrisked proved, probable and possible oil and gas reserves and unrisked oil and gas resources (referred to as unrisked 3P reserves + unrisked resources) based on the Kodiak Reserves and Resource Information and, for the risked 3P reserves + risked resources, the Kodiak Riskings. For purposes of the Kodiak Net Asset Value analysis, Credit Suisse applied discount rates ranging from 9.0% to 11.0% to the projected unlevered after tax free cash flows, NYMEX forward curve oil and gas pricing as of July 3, 2014 with prices held flat after 2018 and pricing differentials provided by Kodiak management. Taking into account the results of the net asset value analysis for Kodiak, adjustments for general and administrative expenses, adjustments for certain hedging transactions by Kodiak and corporate adjustments based on Kodiak’s net debt, the net asset value analysis indicated the implied reference ranges per Kodiak common share set forth below:

Implied Per Kodiak Common Share Reference Range
Unrisked 1P Reserves	$0.60-$1.75
Risked 3P Reserves + Risked Resources	$2.29-$4.08
Unrisked 3P Reserves + Unrisked Resources	$5.70-$8.59

Whiting. Credit Suisse calculated implied net asset values of Whiting’s unrisked proved oil and gas reserves (referred to as unrisked 1P reserves); risked proved, probable and possible oil and gas reserves and risked oil and gas resources (referred to as risked 3P reserves + risked resources); and unrisked proved, probable and possible oil and gas reserves and unrisked oil and gas resources (referred to as unrisked 3P reserves + unrisked resources) based on the Whiting Reserve Information, the Whiting Resource Information and, for the risked 3P reserves + risked resources, the Kodiak Riskings for Whiting. For purposes of the Whiting Net Asset Value analysis, Credit Suisse applied discount rates ranging from 9.0% to 11.0% to the projected unlevered after tax free cash flows, NYMEX forward curve oil and gas pricing as of July 3, 2014 with prices held flat after 2018 and pricing differentials provided by Whiting management. Taking into account the results of the net asset value analysis for Whiting, certain information regarding the value of certain risked exploration acreage of Whiting prepared and provided to Credit Suisse by Kodiak management, a certain publicly available research analyst estimate with respect to the value of a natural gas processing plant owned by Whiting, adjustments for general and administrative expenses, adjustments for certain hedging transactions by Whiting and corporate adjustments based on Whiting’s net debt, the net asset value analysis indicated the implied reference ranges per share of Whiting common stock set forth below:

Implied Per Share of Whiting Common Stock Reference Range
Unrisked 1P Reserves	$29.34-$33.98
Risked 3P Reserves + Risked Resources	$32.81-$43.61
Unrisked 3P Reserves + Unrisked Resources	$51.58-$68.66

The net asset value analysis indicated an implied exchange ratio reference range of 0.018x to 0.060x of a share of Whiting common stock for each Kodiak common share based on unrisked 1P reserves, 0.053x to 0.124x of a share of Whiting common stock for each Kodiak common share based on risked 3P reserves and risked resources, and 0.083x to 0.167x of a share of Whiting common stock for each Kodiak common share based on unrisked 3P reserves and unrisked resources, as compared to the exchange ratio in the arrangement of 0.177x of a share of Whiting common stock for each Kodiak common share.

Discounted Cash Flow Analysis

Kodiak. Credit Suisse performed a discounted cash flow analysis of Kodiak by calculating the estimated net present value of the projected after-tax, unlevered, free cash flow of Kodiak based on the Kodiak Projections for the periods from June 30, 2014 through December 31, 2016 (referred to as the Kodiak 2.5 year analysis) and from June 30, 2014 through December 31, 2018 (referred to as the Kodiak 4.5 year analysis). Credit Suisse applied a range of terminal value EBITDAX multiples of 4.5x to 6.0x to Kodiak’s estimated fiscal year 2016E EBITDAX for the Kodiak 2.5 year analysis and 2018E EBITDAX for the Kodiak 4.5 year analysis. The estimated net present value of the projected future cash flow and terminal values were then calculated using discount rates ranging from 9.0% to 11.0%. For purposes of the discounted cash flow analysis, Kodiak’s projected future stock-based compensation was not treated as a cash expense. The discounted cash flow analysis for Kodiak indicated an implied reference range per Kodiak common share of approximately $9.57 to $16.29 for the Kodiak 2.5 year analysis and $12.22 to $20.01 for the Kodiak 4.5 year analysis.

Whiting. Credit Suisse performed a discounted cash flow analysis of Whiting by calculating the estimated net present value of the projected after-tax, unlevered, free cash flow of Whiting based on the Whiting Projections, which were provided only for the period from June 30, 2014 through December 31, 2016 (referred to as the Whiting 2.5 year analysis). Credit Suisse applied a range of terminal value EBITDAX multiples of 4.5x to 6.0x to Whiting’s estimated fiscal year 2016E EBITDAX. The estimated net present value of the projected future cash flow and terminal values were then calculated using discount rates ranging from 9.0% to 11.0%. For purposes of the discounted cash flow analysis, Whiting’s projected future stock-based compensation was not treated as a cash expense. The discounted cash flow analysis for Whiting indicated an implied reference range per share of Whiting common stock of approximately $56.90 to $89.03.

The discounted cash flow analysis indicated an implied exchange ratio reference range of 0.108x to 0.286x of a share of Whiting common stock for each Kodiak common share based on the Kodiak 2.5 year analysis and the Whiting 2.5 year analysis and 0.137x to 0.352x of a share of Whiting common stock for each Kodiak common share based on the Kodiak 4.5 year analysis and the Whiting 2.5 year analysis, as compared to the exchange ratio in the arrangement of 0.177x of a share of Whiting common stock for each Kodiak common share.

Selected Transactions Analysis

Credit Suisse also considered the financial terms of certain business combinations and other transactions that Credit Suisse deemed relevant. The selected transactions were selected because the target companies or assets were deemed to be similar to Kodiak and Whiting in one or more respects. The financial data reviewed included the implied Enterprise Value (based on the purchase price paid in the arrangement) as a multiple of:

•	EBITDAX for last twelve months, or LTM EBITDAX,

•	Proved reserves; and

•	Daily production.

The selected transactions and corresponding financial data were:

Selected Exploration and Production Corporate Transactions

			Enterprise Value /
Date Announced	Acquiror	Target	LTM EBITDAX		Proved Reserves ($/BOE)	Daily Production ($/BOE/d)
Selected Bakken Transactions
04/12	Halcon Resources	GeoResources	11.0x		$27.55	$126,850
10/11	Statoil	Brigham Exploration	17.9x		72.14	287,024
11/09	Denbury	Encore	11.8x		16.30	79,537

Other Corporate Transactions
03/14	Energy XXI	EPL Oil & Gas	4.8x		$28.87	$108,413
02/14	Baytex Energy	Aurora Oil & Gas	NA	*	20.54	118,393
11/13	LinnCo	Berry Petroleum	7.4x		17.64	117,210
12/12	Freeport-McMoRan	Plains Exploration	5.3x		32.31	100,675
07/12	CNOOC	Nexen	4.1x		19.94	89,699
01/12	Denver Parent Corporation	Venoco	6.9x		15.31	74,027
10/11	Sinopec	Daylight Energy	9.4x		31.78	87,024
07/11	CNOOC	OPTI Canada	NM+		10.64	197,667
07/11	BHP Billiton	Petrohawk	12.4x		26.93	96,154
11/10	Chevron	Atlas Energy	19.2x		30.46	323,648
04/10	Sandridge Energy	Arena Resources	9.9x		20.60	173,597
03/10	CONSOL Energy	CNX Gas	15.5x		12.08	84,567
12/09	Exxon Mobil	XTO Energy	6.0x		11.51	58,783
07/08	Royal Dutch Shell	Duvernay Oil	18.8x		60.88	218,766
07/07	Plains Exploration	Pogo Producing	7.1x		17.12	76,400
01/07	Forest Oil	Houston Exploration	4.6x		14.56	46,507
06/06	Anadarko	Western Gas Resources	10.2x		24.66	115,280
04/06	Petrohawk	KCS Energy	5.7x		26.02	79,503
12/05	ConocoPhillips	Burlington Resources	6.3x		17.49	75,639
10/05	Occidental Petroleum	Vintage Petroleum	7.5x		8.88	52,204
04/05	Chevron	Unocal	5.1x		10.17	41,569
01/05	Cimarex Energy	Magnum Hunter	6.6x		12.84	52,536

*	Not available.
+	Not meaningful.

Selected Bakken Asset Transactions

			Enterprise Value/
Date Announced	Acquiror	Seller	Daily Production ($/BOE/d)		Proved Reserves ($/BOE)
01/14	Lime Rock Resources	Oasis Petroleum Inc.	$123,746		$38.72
09/13	Oasis Petroleum	Roda Drilling; Zeneco	162,903		33.17
08/13	Whiting Petroleum	Petro-Hunt	107,438		15.20
06/13	Kodiak Oil & Gas	Liberty Resources	115,789		NA	*
01/13	Denbury Resources	ConocoPhillips	NA	*	24.96
11/12	Continental Resources	Samson Resources	100,000		NA	*
10/12	Halcon Resources	Petro-Hunt Group	138,095		34.19
09/12	ExxonMobil	Denbury Resources	127,597		18.36
08/12	QEP Resources	Helis; Unit; Black Hills	131,429		NA	*
04/12	Magnum Hunter Resources	Baytex Energy	329,042		36.16
03/12	Continental Resources	Wheatland Oil	136,000		20.00
11/11	Kodiak Oil & Gas	North Plains Energy	168,499		29.91
09/11	Kodiak Oil & Gas	BTA Oil Producers	78,333		NA	*
12/10	Occidental Petroleum	Anschutz Exploration	254,545		NA	*
11/10	Hess	Tracker Resources	238,636		NA	*

*	Not available.

Taking into account the results of the selected transactions analysis, Credit Suisse applied a multiple range of 10.0x to 12.0x to Kodiak’s and Whiting’s LTM EBITDAX, $24.00 to $38.00 per BOE to Kodiak’s and Whiting’s proved reserves as of December 31, 2013, and $120,000 to $160,000 per BOE/d to Kodiak’s and Whiting’s daily production for the calendar quarter ended June 30, 2014. The selected transactions analysis indicated an implied reference range per Kodiak common share of $13.58 to $21.15 and an implied reference range per share of Whiting common stock of $79.18 to $120.55 per share. The selected transactions analysis indicated an implied exchange ratio reference range of 0.113x to 0.267x of a share of Whiting common stock for each Kodiak common share as compared to the exchange ratio in the arrangement of 0.177x of a share of Whiting common stock for each Kodiak common share.

Other Matters

Kodiak retained Credit Suisse to render its opinion with respect to the fairness, from a financial point of view, to the holders of shares of Kodiak common stock of the exchange ratio in the arrangement pursuant to the arrangement agreement based on Credit Suisse’s qualifications, experience and reputation as an internationally recognized investment banking and financial advisory firm. Pursuant to the engagement letter between Kodiak and Credit Suisse, Kodiak has agreed to pay Credit Suisse a fee of $3 million for its services which became payable to Credit Suisse upon the rendering of its opinion to the Kodiak board of directors. In addition, Kodiak has agreed to reimburse certain of Credit Suisse’s expenses and to indemnify Credit Suisse and certain related parties for certain liabilities and other items arising out of or related to its engagement.

Credit Suisse and its affiliates may have provided other financial advice and services, and may in the future provide financial advice and services, to Kodiak, Whiting and their respective affiliates for which Credit Suisse and its affiliates have received, and would expect to receive, compensation including, during the past two years, having acted as a financial advisor to Kodiak in 2012 in connection with Kodiak’s consideration of a potential sale or certain other strategic transactions involving Kodiak and having acted as representative of the initial purchasers in offerings of senior debt securities of Kodiak in July 2013 and January 2013 and a lender to Kodiak under certain loan and/or credit facilities. Credit Suisse is a full service securities firm engaged in securities trading and brokerage activities as well as providing investment banking and other financial services. In the ordinary course of business, Credit Suisse and its affiliates may acquire, hold or sell, for its and its affiliates’ own accounts and the accounts of customers, any currency or commodity that may be involved in the arrangement and equity, debt and other securities and financial instruments (including bank loans and other obligations) of Kodiak, Whiting and any other company that may be involved in the arrangement, as well as provide investment banking and other financial services to such companies and their affiliates.

Certain Unaudited Internal Financial and Operating Forecasts

Neither Whiting nor Kodiak as a matter of course makes public long-term projections as to its future revenues, production, earnings or other results due to, among other reasons, the uncertainty of the underlying assumptions and estimates. However, Whiting and Kodiak are including summaries of certain unaudited internal financial and operating forecasts because, except as described below, they were made available to the Whiting board of directors and/or the Kodiak board of directors and/or were provided to J.P. Morgan in providing advice to the Whiting board of directors and to Petrie Partners and Credit Suisse in providing advice to the Kodiak board of directors. The inclusion of the internal financial and operating forecasts of Whiting and Kodiak in this joint proxy statement/circular should not be regarded as an indication that the board of directors of Kodiak or Whiting, Kodiak, Whiting, Whiting Canadian Sub, J.P. Morgan, Petrie Partners, Credit Suisse or any other recipient of this information considered, or now considers, it to be an assurance of the achievement of, or necessarily predictive of, actual future results.

The unaudited internal financial and operating forecasts prepared by the managements of Whiting and Kodiak, respectively, were, in general, prepared solely for their internal use and are subjective in many respects. As a result, there can be no assurance that the prospective results will be realized or that actual results will not be significantly higher or lower than estimated. Since the unaudited internal financial and operating forecasts cover multiple years, such information by its nature becomes less predictive with each successive year. Whiting stockholders and Kodiak shareholders are urged to review Whiting’s and Kodiak’s SEC filings for a description of risk factors with respect to Whiting’s business and Kodiak’s business, respectively, as well as the section of this joint proxy statement/circular entitled “Risk Factors.” See also “Forward-Looking Statements” and “Where You Can Find More Information.” The unaudited internal financial and operating forecasts were not prepared with a view toward public disclosure, nor were they prepared with a view toward compliance with the guidelines established by the American Institute of Certified Public Accountants for the preparation and presentation of prospective financial and operating information. In addition, the unaudited prospective financial and operating information requires significant estimates and assumptions that make it inherently less comparable to the similarly titled U.S. GAAP measures in the historical U.S. GAAP financial statements of Whiting and Kodiak. None of Whiting’s independent registered public accounting firm, Kodiak’s independent registered public accounting firm or any other independent accountants, has compiled, examined or performed any procedures with respect to the unaudited prospective financial and operating information contained herein, nor have they expressed any opinion or any other form of assurance on such information or its achievability. The report of the independent registered public accounting firm to each of Whiting and Kodiak contained in each such party’s Annual Report on Form 10-K for the year ended December 31, 2013, each of which is incorporated by reference into this joint proxy statement/circular, each relates to the applicable party’s historical financial information. Those reports do not extend to the unaudited prospective financial and operating forecasts and should not be read to do so. Furthermore, the following unaudited prospective financial and operating forecasts do not take into account any circumstances or events occurring after the date they were prepared. For the purposes of the tables set forth below, earnings before interest, taxes, depreciation, depletion, amortization and exploration expenses (“EBITDAX”) is generally the amount of the relevant company’s earnings before interest, taxes, depreciation, depletion, amortization and exploration expenses for a specified time period. EBITDAX is not a GAAP measure of performance.

Unaudited Prospective Financial and Operating Forecasts Regarding Kodiak

The following table reflects material unaudited prospective financial and operating data regarding Kodiak that was prepared by Kodiak management. It includes a daily production forecast for Kodiak prepared by Kodiak management reflecting projected daily production resulting from planned additional rigs and unaudited prospective financial data regarding Kodiak that was prepared using the pricing assumptions set forth in the table below (the “Case 1 Kodiak forecast”). The 2018 data in the Case 1 Kodiak forecast was not provided to Whiting or J.P. Morgan.

	2014E	2015E	2016E	2017E	2018E
Kodiak daily production (MBOE/d)	39.1	52.8	64.7	74.4	82.6
Pricing Assumptions
Oil ($/Bbl)	$97.80	$95.00	$95.00	$95.00	$95.00
Natural Gas ($/Mcf)	$4.64	$4.50	$4.50	$4.50	$4.50
Resulting Kodiak EBITDAX ($ in millions)	$820	$1,123	$1,399	$1,613	$1,785

Kodiak prepared an additional forecast reflecting the continuation of existing levels of operations without the additional projected production resulting from the expected addition of the additional rigs described above (the “Case 2 Kodiak forecast”). The following table reflects material unaudited prospective financial and operating data and pricing assumptions from the Case 2 Kodiak forecast.

	2014E	2015E	2016E
Kodiak daily production (MBOE/d)	39.1	47.1	52.6
Pricing Assumptions
Oil ($/Bbl)	$95.11	$90.00	$90.00
Natural Gas ($/Mcf)	$4.64	$4.50	$4.50
Resulting Kodiak EBITDAX ($ in millions)	$814	$941	$1,050

For purposes of the analyses undertaken by J.P. Morgan, the management of Whiting adjusted the Case 1 Kodiak forecast to reflect commodity prices consistent with those used in the preparation of the Whiting forecast and to reflect estimates of certain non-cash charges relating to stock based compensation that were not reflected in the Case 1 Kodiak forecast. The following table reflects the Case 1 Kodiak forecast as so adjusted by the management of Whiting (the “Whiting adjusted Kodiak forecast”) and provided to J.P. Morgan, which was authorized to rely upon such data for purposes of its analyses and opinion. The Whiting adjusted Kodiak forecast was not provided to Kodiak or to Petrie Partners or Credit Suisse.

	2014E	2015E	2016E
Kodiak daily production (MBOE/d)	39.1	52.8	64.7
Pricing Assumptions
Oil ($/Bbl)	$100.00	$95.00	$90.00
Natural Gas ($/Mcf)	$4.50	$4.50	$4.50
Resulting Kodiak EBITDAX ($ in millions)	$830	$1,087	$1,271

The following table reflects the material unaudited prospective financial and operating data regarding Kodiak that was prepared by Whiting management and reflects the assumption that the arrangement is completed in the fourth quarter of 2014 (the “Whiting forecast for Kodiak”). The Whiting forecast for Kodiak was provided to the Whiting board of directors in connection with their evaluation of the arrangement, but was not provided to Kodiak or to Petrie Partners or Credit Suisse.

	2014E	2015E	2016E
Kodiak daily production (MBOE/d)	40.0	54.0	67.6
Pricing Assumptions
Oil ($/Bbl)	$100.00	$95.00	$90.00
Natural Gas ($/Mcf)	$4.50	$4.50	$4.50
Resulting Kodiak EBITDAX ($ in millions)	$844	$1,198	$1,436

Unaudited Prospective Financial and Operating Forecasts Regarding Whiting

The following table reflects the material unaudited prospective financial and operating data regarding Whiting that was prepared by Whiting management. It includes the daily production forecast for Whiting prepared by Whiting management and unaudited prospective financial data regarding Whiting that was prepared using the pricing assumptions set forth in the table below (the “Whiting forecast”). The Whiting forecast, together with the Case 1 Kodiak forecast, the Case 2 Kodiak forecast, the Whiting adjusted Kodiak forecast and the Whiting forecast for Kodiak, are referred to as the “forecasts.” The Whiting forecast was provided to the Whiting board of directors in connection with their evaluation of the arrangement and to J.P. Morgan, which was authorized to rely upon such data for purposes of their opinion.

	2014E	2015E	2016E
Whiting daily production (MBOE/d)	111.5	127.8	144.4
Pricing Assumptions
Oil ($/Bbl)	$100.40	$95.00	$90.00
Natural Gas ($/Mcf)	$4.64	$4.50	$4.50
Resulting Whiting EBITDAX ($ in millions)	$2,414	$2,600	$2,761

No assurances can be given that the assumptions made in preparing the above forecasts will accurately reflect future conditions. The estimates and assumptions underlying the forecasts involve judgments with respect to, among other things, future economic, competitive, regulatory and financial market conditions and future business decisions which may not be realized and that are inherently subject to significant business, economic, competitive and regulatory uncertainties and contingencies, including, among others, risks and uncertainties described under “Risk Factors” and “Forward-Looking Statements,” all of which are difficult to predict and many of which are beyond the control of Whiting or Kodiak and will be beyond the control of the combined company following the arrangement. There can be no assurance that the underlying assumptions will prove to be accurate or that the projected results will be realized, and actual results likely will differ, and may differ materially, from those reflected in the forecasts, whether or not the arrangement is completed.

In addition, although presented with numerical specificity, the above forecasts reflect numerous assumptions and estimates as to future events made by Kodiak and Whiting management that Kodiak and Whiting management believed were reasonable at the time the forecasts were prepared. The above forecasts do not give effect to the arrangement or the related transactions. Kodiak shareholders and Whiting stockholders are urged to review (i) Kodiak’s most recent SEC filings for a description of Kodiak’s reported results of operations and financial condition and capital resources during 2013, including “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in Kodiak’s Annual Report on Form 10-K for the year ended December 31, 2013 and Quarterly Report on Form 10-Q for the quarter ended June 30, 2014, which are incorporated by reference into this joint proxy statement/circular and (ii) Whiting’s most recent SEC filings for a description of Whiting’s reported results of operations and financial condition and capital resources during 2013, including “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in Whiting’s Annual Report on Form 10-K for the year ended December 31, 2013 and Quarterly Report on Form 10-Q for the quarter ended June 30, 2014, which are incorporated by reference into this joint proxy statement/circular.

Readers of this joint proxy statement/circular are cautioned not to place undue reliance on the forecasts set forth above. No representation is made by Whiting or Kodiak, their respective financial advisor(s) or any other person to any Whiting stockholder or Kodiak shareholder regarding the ultimate performance of Whiting or Kodiak compared to the information included in the above forecasts. The inclusion of forecasts in this joint proxy statement/circular should not be regarded as an indication that the forecasts will be an accurate prediction of future events, and such information should not be relied on as such.

WHITING AND KODIAK DO NOT INTEND TO UPDATE OR OTHERWISE REVISE THE ABOVE FORECASTS TO REFLECT CIRCUMSTANCES EXISTING AFTER THE DATE WHEN MADE OR TO REFLECT THE OCCURRENCE OF FUTURE EVENTS, EVEN IN THE EVENT THAT ANY OR ALL OF THE ASSUMPTIONS UNDERLYING SUCH PROSPECTIVE FINANCIAL AND OPERATING INFORMATION ARE NO LONGER APPROPRIATE, EXCEPT AS MAY BE REQUIRED BY LAW.

Governance Following Completion of the Arrangement

The Whiting senior management team will lead the combined company after the completion of the arrangement. Lynn A. Peterson, the President and Chief Executive Officer and a director of Kodiak, and James E. Catlin, the Executive Vice President of Business Development and a director of Kodiak, will be appointed to the board of directors of Whiting at the completion of the arrangement for terms to expire at Whiting’s annual meetings on 2017 and 2016, respectively, and until their successors are duly elected and qualified.

For discussion of the material interests of directors and executive officers of Kodiak in the arrangement that may be in addition to, or different from, their interests as shareholders, see “—Interests of Directors and Executive Officers of Kodiak in the Arrangement” below.

Interests of Directors and Executive Officers of Kodiak in the Arrangement

The Kodiak board of directors and the executive officers of Kodiak may be deemed to have interests in the arrangement that are in addition to, or different from, the interests of other Kodiak shareholders. The Kodiak board of directors was aware of these interests and considered them, among other matters, in approving the arrangement agreement and arrangement and in making the recommendation that the Kodiak shareholders and securityholders, as applicable, approve the continuance resolution, the arrangement resolution, the arrangement-related compensation proposal and the Kodiak adjournment proposal. For purposes of the Kodiak agreements and plans described below, to the extent applicable, the completion of the arrangement will constitute a change of control or term of similar meaning. These interests are described in further detail below.

Kodiak Non-Employee Directors

As part of their overall compensation for services on the board of directors, Kodiak’s non-employee directors have received annual equity grants, either in the form of shares of restricted stock or options to purchase shares of Kodiak common stock.

Under the terms of the restricted stock award agreements, the unvested shares of restricted stock automatically vest upon a change of control and pursuant to the terms of the arrangement agreement, will be assumed by Whiting and converted automatically at the effective time of the arrangement into a number of shares of Whiting common stock based on the exchange ratio. The following table sets forth, for each non-employee director, as of the date of this joint proxy statement/circular, the aggregate number of shares of restricted stock that will vest upon completion of the arrangement.

Name	Number of Unvested Shares of Restricted Stock That Will Vest Upon Completion of the Arrangement (#)	Resulting Value from Unvested Shares of Restricted Stock ($)
Rodney D. Knutson	24,500	377,055
Herrick K. Lidstone, Jr.	24,500	377,055
William J. Krysiak	24,500	377,055

For consistency with the method of determining the value of consideration resulting from equity awards in connection with the arrangement as displayed in “—Quantification of Potential Payments to Kodiak’s Named

Executive Officers in Connection with Arrangement” below, and since the value of the arrangement consideration is not a fixed dollar amount, the value of unvested restricted stock in the table above is based on a price per share of $15.39, the average closing price of the shares of Kodiak common stock over the five days following the first public announcement of the arrangement. Accordingly, the actual value of the accelerated vesting may be greater or less than the value described above.

Each outstanding option to purchase shares of Kodiak common stock will be assumed by Whiting and converted automatically at the effective time of the arrangement into an option denominated in shares of Whiting common stock based on the share exchange ratio (rounded down to the nearest whole share) and subject to terms and conditions substantially identical to those in effect at the effective time of the arrangement. The exercise price of each outstanding option to purchase shares of Kodiak common stock will equal the per share exercise price of that option divided by the share exchange ratio (rounded upwards to the nearest whole cent). All outstanding options held by Kodiak’s non-employee directors are currently vested and exercisable. The following table sets forth, as of the date of this joint proxy statement/circular, the aggregate number of outstanding options exercisable to purchase shares of Kodiak common stock, and the weighted average exercise price per share of such options, held by the non-employee directors.

Name	Number of Outstanding Options to Purchase Shares of Kodiak Common Stock (#)	Weighted Average Option Exercise Price Per Share ($)
Herrick K. Lidstone, Jr.	75,000	$3.49
William J. Krysiak	100,000	$3.13

Kodiak Executive Officers

Treatment of Equity-Based Awards

Each of Messrs. Peterson, Catlin, Henderson, Branting and Cunningham, who are the only executive officers of Kodiak and are collectively referred to in this joint proxy statement/circular as the named executive officers of Kodiak, have received, from time to time, grants of RSUs representing the right to receive shares of Kodiak common stock, performance awards representing the right to receive an amount equal to the value, determined on the applicable vesting date, of shares of Kodiak common stock and options to purchase shares of Kodiak common stock.

All RSUs and performance awards held by the Kodiak named executive officers that are outstanding immediately prior to the completion of the arrangement will become fully vested upon completion of the arrangement pursuant to the terms of each such named executive officer’s employment agreement.

The following table sets forth, for each Kodiak named executive officer, as of the date of this joint proxy statement/circular, the aggregate number of shares of Kodiak common stock subject to unvested RSUs and unearned performance awards that will vest upon completion of the arrangement.

	Number of Shares Subject to Unvested RSUs That Will Vest Upon Completion of the Arrangement (#)(1)	Resulting Value from Unvested RSUs ($)	Number of Shares Subject to Performance Awards That Will Vest Upon Completion of the Arrangement (#)(2)	Resulting Value from Unvested Shares Subject to Performance Awards ($)
Lynn A. Peterson	1,046,885	16,111,560	9,375	144,281
James E. Catlin	261,412	4,023,131	6,250	96,188
James P. Henderson	392,876	6,046,362	6,250	96,188
Russell A. Branting	389,126	5,988,649	4,375	67,331
Russ D. Cunningham	389,126	5,988,649	4,375	67,331

(1)	Certain of the RSUs held by each executive officer are scheduled to vest on November 1, 2014 and November 15, 2014. If the arrangement has not been consummated prior to those dates, the respective RSUs will vest as scheduled with no acceleration of vesting.
(2)	The performance awards held by each named executive officers are scheduled to vest on November 15, 2014. If the arrangement has not been consummated prior to November 15, 2014, these performance awards will be paid as scheduled with no acceleration of vesting. These performance awards are payable in cash or, in the discretion of the compensation committee of the Kodiak board of directors, shares of Kodiak common stock.

For consistency with the method of determining the value of consideration resulting from equity awards in connection with the arrangement as displayed in “—Quantification of Potential Payments to Kodiak’s Named Executive Officers in Connection with Arrangement” below, and since the value of the arrangement consideration is not a fixed dollar amount, the value of RSUs and performance awards in the table above is based on a price per share of $15.39, the average closing price of the shares of Kodiak common stock over the five days following the first public announcement of the arrangement. Accordingly, the actual value of the accelerated vesting may be greater or less than the value described above.

Each outstanding option to purchase shares of Kodiak common stock, including the options held by Kodiak’s named executive officers, will be assumed by Whiting and converted automatically at the effective time of the arrangement into an option denominated in shares of Whiting common stock based on the share exchange ratio (rounded down to the nearest whole share) and subject to terms and conditions substantially identical to those in effect at the effective time of the arrangement. The exercise price of each outstanding option to purchase shares of Kodiak common stock will equal the per share exercise price of that option divided by the share exchange ratio (rounded upwards to the nearest whole cent). All outstanding options held by Kodiak’s named executive officers are currently vested and exercisable. The following table sets forth, as of the date of this joint proxy statement/circular, the aggregate number of outstanding options exercisable to purchase shares of Kodiak common stock, and the weighted average exercise price per share of such options, held by the named executive officers.

Name	Number of Outstanding Options to Purchase Kodiak Common Stock (#)	Weighted Average Option Exercise Price Per Share ($)
Lynn A. Peterson	449,877	$3.49
James E. Catlin	—	—
James P. Henderson	—	—
Russell A. Branting	365,830	$2.60
Russ D. Cunningham	137,000	$2.79

Employment Agreements

Kodiak is a party to employment agreements with Messrs. Peterson and Catlin that became effective on January 1, 2013. These agreements provide that if, within 12 months following a “change of control,” either of Messrs. Peterson or Catlin is terminated without “cause” or resigns for “good reason,” Kodiak will be obligated to pay the respective executive a lump sum payment equal to his then-current base salary for a period of 30 months plus an amount equal to the greater of his most recent annual cash bonus or the average cash bonus paid to him under his current employment agreement and prior employment agreements.

Kodiak is a party to employment agreements with Messrs. Branting, Cunningham and Henderson that were effective January 1, 2013 and subsequently amended. These agreements provide that if, within 12 months following a “change of control,” any of the executives is terminated without “cause” or resigns for “good reason,” Kodiak will be obligated to pay the respective executive a lump sum payment equal to his then-current base salary for a period of 24 months plus an amount equal to the greater of his most recent annual cash bonus or the average cash bonus paid to him under his current employment agreement and prior employment agreements.

In addition, each of these employment agreements provides limited health insurance benefits in connection with a termination upon a “change of control.” Specifically, in the event the executive elects continuance of applicable group health insurance within the provisions of the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended, and state law on a timely basis, and makes the premium payments therefore, Kodiak (or the applicable successor or surviving entity in the “change of control”) must reimburse the executive for such premiums for the executive and his immediate family and/or eligible dependents for a period of 24 months after such termination date.

Further, as described above, these employment agreements provide that immediately upon occurrence of a “change of control,” all of Messrs. Peterson, Catlin, Henderson, Branting and Cunningham’s equity-based incentive compensation will immediately vest irrespective of whether his employment continues or is terminated, subject to limitations, if any, arising from Section 409A of the United States Internal Revenue Code of 1986, as amended.

Under the terms of these employment agreements:

•	“Cause” will be determined in the sole discretion of Kodiak, or in certain cases, the compensation committee, and means that the executive: (i) has materially failed or refused to satisfactorily perform his assigned duties and job responsibilities, (ii) has willfully engaged in conduct that he knew or should have known would be materially injurious to Kodiak, (iii) has committed an act of fraud, embezzlement or a willful and material breach of a fiduciary duty to Kodiak, (iv) has breached certain provisions of his employment agreement, (v) has been convicted of (or pleaded no contest to) any crime that (A) is a felony, (B) involves fraud or dishonesty or (C) impugns the character or reputation of the executive or Kodiak, or (vi) has violated or caused Kodiak to violate any law that is harmful to the business reputation of Kodiak.

•	The following conditions will constitute “good reason”: (i) Kodiak’s material breach of the employment agreement or any other material written agreement between the executive and Kodiak; (ii) the assignment to the executive (without the executive’s consent) of any duties that are substantially inconsistent with or materially diminish the executive’s position, (iii) a requirement that the executive (without the executive’s consent) be based at any office or location more than 50 miles from the executive’s primary work location immediately prior to a “change of control”, not including reasonable travel by the executive consistent with the travel obligations of similar executives holding similar positions with similar responsibilities; or (iv) the executive’s refusal to renew his employment agreement at the time it would otherwise expire, provided that at such time the executive was willing to renew the employment agreement and was able to continue providing services.

All of the termination benefits described above (except in the case of death of the executive) are subject to the timely execution and delivery of a release agreement in favor of employer, Kodiak and their respective affiliates.

These employment agreements do not provide for tax gross-ups for excise taxes imposed because of the “golden parachute” excise tax provisions of Code Sections 280G and 4999. Instead, the agreements provide that, if excise taxes would be imposed because of any payment or distribution under any agreement with the executive, the payments or distributions will be either reduced, to a level below the level that would trigger the imposition of the excise taxes, or paid in full and subjected to the excise taxes, whichever results in the better after-tax result to the executive.” Kodiak does not expect that any payment made or to be made to any current or former Kodiak employee or director by reason of the arrangement, the arrangement agreement or the transactions contemplated thereby will constitute an “excess parachute payment” within the meaning of Section 280G of the Code that could result in a payment in excise tax by impacted employees and directors or a loss of a compensation deduction by Kodiak.

Appointment to Whiting Board of Directors

Pursuant to the arrangement agreement, Whiting has agreed to take all necessary corporate action to appoint Mr. Peterson and Mr. Catlin to the Whiting board of directors effective as of the effective time of the arrangement.

Quantification of Potential Payments to Kodiak’s Named Executive Officers in Connection with Arrangement

In accordance with Item 402(t) of Regulation S-K, the table below sets forth the estimated amounts of compensation that is based on or otherwise relates to the arrangement that may become payable to or realized by each of Kodiak’s named executive officers (as identified in accordance with SEC regulations), based on their compensation levels and outstanding equity awards as of the date of this joint proxy statement/circular, and assuming solely for illustrative purposes that the employment of each named executive officer is terminated without cause on the date that the arrangement closes.

The estimated amounts below are based on multiple assumptions that may not actually occur, including assumptions described in this joint proxy statement/circular. In addition, certain amounts will vary depending on the actual date the arrangement is completed, which is presently expected to occur in the fourth quarter of 2014. As a result, the actual amounts, if any, to be received by a named executive officer may differ in material respects from the amounts set forth below.

	Cash ($)(1)	Equity ($)(2)	Pension/ NQDC ($)	Perquisites/ benefits ($)(3)	Tax reimbursement ($)	Other ($)	Total ($)
Lynn A. Peterson	3,055,000	16,255,841	—	28,305	—	—	19,339,146
James P. Henderson	1,335,000	6,142,549	—	28,305	—	—	7,505,854
James E. Catlin	970,000	4,119,318	—	33,542	—	—	5,122,860
Russell A. Branting	1,335,000	6,055,980	—	48,693	—	—	7,439,674
Russ D. Cunningham	1,335,000	6,055,980	—	33,372	—	—	7,424,352

(1)	Amounts reported in this column represent the cash termination payments to each of the named executive officers upon a “change of control” followed by a termination of employment without “cause” or for “good reason” pursuant to such named executive officer’s executive employment agreement. See “The Arrangement—Interests of Directors and Executive Officers of Kodiak in the Arrangement—Kodiak Executive Officers—Employment Agreements” for additional information.
(2)	Amounts reported in this column represent the value of unvested RSUs and performance awards that will become vested upon consummation of the arrangement pursuant to the employment agreement with each named executive officer. For the RSUs and performance awards, the amount is based on the product of (i) the number of shares subject to the RSUs or performance awards and (ii) a price per share of $15.39, the average closing price of the Kodiak common stock over the five days following the first announcement of the arrangement. Pursuant to each named executive officer’s employment agreement, these RSUs and performance awards will become fully vested on completion of the arrangement, as set forth above under “The Arrangement—Interests of Directors and Executive Officers of Kodiak in the Arrangement—Kodiak Executive Officers—Treatment of Equity Based Awards.” The number of shares subject to the RSUs for each named executive officer are as follows: Mr. Peterson, 1,046,885 shares; Mr. Catlin, 261,412 shares; Mr. Henderson, 392,876 shares; Mr. Branting, 389,126 shares; and Mr. Cunningham, 389,126 shares. The amounts of performance awards, as denominated in Kodiak common stock, for each named executive officer are as follows: Mr. Peterson, 9,375 shares; Mr. Catlin, 6,250 shares; Mr. Henderson, 6,250 shares; Mr. Branting, 4,375 shares; and Mr. Cunningham, 4,375 shares.

(3)	Amounts reported in this column reflect the cost of reimbursing each named executive officer for the premiums required to continue applicable group health insurance within the provisions of the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended, and state law for the named executive officer, his immediate family and/or eligible dependents for a period of 24 months after termination of employment pursuant to such named executive officer’s executive employment agreement. See “The Arrangement—Interests of Kodiak Directors and Executive Officers of Kodiak in the Arrangement—Kodiak Executive Officers—Employment Agreements” for additional information.

In accordance with Section 14A of the Exchange Act, Kodiak is providing its shareholders with the opportunity to cast a non-binding, advisory vote to approve the payment by Kodiak of the compensation disclosed in the table above that is based on or otherwise relates to the arrangement. Please see below under “Kodiak Proposals—Item 3—Arrangement-Related Compensation Proposal” for the text of the resolution on which Kodiak is asking its shareholders to vote, and for additional information concerning the vote. The Kodiak board of directors recommends a vote “FOR” the arrangement-related compensation proposal.

Director and Officer Indemnification

Under the arrangement agreement, certain indemnification and insurance rights exist in favor of Kodiak and its subsidiaries’ current and former directors and officers. Additionally, as permitted under the YBCA, Kodiak’s by-laws provide that, subject to the limitations contained in the YBCA, and to the extent he or she is otherwise fairly and reasonably entitled thereto, Kodiak shall indemnify a director or officer, a former director or officer, or a person who acts or acted at Kodiak’s request as a director or officer of a body corporate of which Kodiak is or was a shareholder or creditor (or a person who undertakes or has undertaken any liability on behalf of Kodiak or any such body corporate) and his or her heirs and legal representatives, against all costs, charges and expenses, including an amount paid to settle an action or satisfy a judgment, reasonably incurred by him or her in respect of any civil, criminal or administrative action or proceeding to which he or she is made a party by reason of being or having been a director or officer of Kodiak or such body corporate, if: (i) he or she acted honestly and in good faith with a view to the best interests of Kodiak; and (ii) in the case of a criminal or administrative action or proceeding that is enforced by a monetary penalty, he or she had reasonable grounds for believing that his or her conduct was lawful. See “The Arrangement Agreement—Covenants—Indemnification and Insurance” for information about these rights.

Interest of Informed Persons in Material Transactions

To the knowledge of Kodiak, other than as disclosed elsewhere in this joint proxy statement/circular, as at [        ], 2014, no director or officer of Kodiak, any subsidiary or any insider, or any associate or affiliate of any of the foregoing, has had any interest in any transaction since the commencement of Kodiak’s last financial year or in any proposed transaction which has materially affected or would materially affect Kodiak or any of its subsidiaries.

Accounting Treatment of the Arrangement

Whiting prepares its financial statements in accordance with U.S. GAAP. The arrangement will be accounted for by Whiting in accordance with Accounting Standards Codification Topic 805, Business Combinations (referred to as “ASC 805”). The purchase price will be determined based on the number of common stock issued and the Whiting stock price on the date of the arrangement. The purchase price will also include additional consideration related to converted Kodiak equity awards for amounts attributable to pre-combination services. The purchase price will be allocated to the fair values of assets acquired and liabilities assumed. Any excess purchase price after this allocation will be assigned to goodwill. Under the acquisition method of accounting, goodwill is not amortized but is tested for impairment at least annually, or more frequently if circumstances indicate potential impairment. The operating results of Kodiak will be part of the combined company beginning on the date of the arrangement.

Court Approval of the Arrangement and Completion of the Arrangement

The arrangement requires approval by the court under Division 5 of Part 9 of the BCBCA. Prior to the mailing of this joint proxy statement/circular, Kodiak obtained the interim order providing for the calling and holding of a special meeting of Kodiak securityholders and other procedural matters. A copy of the interim order is attached hereto as Annex E.

Subject to the approval of the arrangement resolution by Kodiak securityholders at the Kodiak special meeting and completion of the continuance of Kodiak into British Columbia, Canada, the hearing in respect of the final order is expected to take place on or about [                    ], 2014, or as soon thereafter as is reasonably practicable. A copy of the notice of hearing of petition for final order is attached hereto as Annex F.

Any Kodiak securityholder or other person who wishes to participate, to appear, or to be represented, and to present evidence or arguments at the hearing must serve and file a response to petition (a “response”) no later than [        ], 2014 and satisfy the other requirements of the court, as directed in the interim order and the notice of hearing of petition for final order appended hereto as Annex E and Annex F, respectively, and as the court may direct in the future. The court will consider, among other things, the fairness and reasonableness of the arrangement and the rights of every person affected. The court may approve the arrangement in any manner the court may direct, subject to compliance with such terms and conditions, if any, as the court deems fit. The court has further been advised that the final order granted by the court will constitute the basis for the exemption from the registration requirements of the Securities Act provided by Section 3(a)(10) thereof with respect to the Whiting common stock, RSUs, options and restricted stock awards to be issued pursuant to the arrangement.

Although Kodiak’s objective is to complete the arrangement as soon as possible after the Kodiak special meeting, the completion could be delayed for a number of reasons, including, but not limited to, an objection before the court at the hearing of the application for the final order or any delay in obtaining any required approvals. Whiting and Kodiak may determine not to complete the arrangement without prior notice to or action on the part of Kodiak securityholders. See “The Arrangement Agreement—Termination of Arrangement Agreement.”

U.S. Securities Law Matters

Exemption from U.S. Registration

The Whiting common stock, RSUs, options and restricted stock awards issuable in connection with the arrangement will not be registered under the Securities Act and will be issued in reliance upon the exemption from registration provided by Section 3(a)(10) of the Securities Act. Section 3(a)(10) of the Securities Act exempts from registration a security that is issued in exchange for outstanding securities where the terms and conditions of such issuance and exchange are approved, after a hearing upon the fairness of such terms and conditions at which all persons to whom it is proposed to issue securities in such exchange have the right to appear, by a court or by a governmental authority expressly authorized by law to grant such approval. The final order of the court will, if granted, constitute a basis for the exemption from the registration requirements of the Securities Act with respect to the Whiting common stock, RSUs, options and restricted stock awards issued in connection with the arrangement.

Restrictions on Sales of Shares of Whiting Common Stock Received in the Arrangement

All shares of Whiting common stock received by Kodiak shareholders in the arrangement will be freely tradable for purposes of the Securities Act and the Exchange Act, except for shares of Whiting common stock received by any Kodiak shareholder who becomes an “affiliate” of Whiting after completion of the arrangement (such as Kodiak directors or executive officers who become directors or executive officers of Whiting after the arrangement). This joint proxy statement/circular does not cover resales of shares of Whiting common stock received by any person upon completion of the arrangement, and no person is authorized to make any use of this joint proxy statement/circular in connection with any resale.

Canadian Securities Law Matters

Qualification and Resale of Whiting Common Stock

The Whiting common stock to be issued to Kodiak shareholders in connection with the arrangement will be issued in reliance upon exemptions from the prospectus and registration requirements of applicable Canadian securities laws and will generally not be subject to any resale restrictions under such securities laws if the following conditions are met: (i) the issuer of such shares is and has been a reporting issuer in a jurisdiction of Canada for the four months immediately preceding the trade (pursuant to Section 2.9 of National Instrument 45-102—Resale Restrictions, upon completion of the arrangement Whiting will be deemed to have been a reporting issuer from the time that Kodiak became a reporting issuer); (ii) the trade is not a control distribution; (iii) no unusual effort is made to prepare the market or to create a demand for the security that is the subject of the trade; (iv) no extraordinary commission or consideration is paid to a person or company in respect of the trade; and (v) if the selling security holder is an insider or officer of the issuer, the selling security holder has no reasonable grounds to believe that the issuer is in default of securities legislation. Kodiak shareholders should consult with their own financial and legal advisors with respect to any restrictions on the resale of Whiting common stock received on completion of the arrangement.

Ongoing Canadian Reporting Obligations

Kodiak is currently a reporting issuer in the Canadian provinces of British Columbia and Alberta and will continue to be a reporting issuer in such jurisdictions upon completion of the arrangement. Whiting is not currently a reporting issuer in any jurisdiction in Canada. Upon completion of the arrangement, Whiting will become a reporting issuer in British Columbia and Alberta by virtue of the completion of the arrangement with Kodiak. Pursuant to National Instrument 71-102—Continuous Disclosure and Other Exemptions Relating to Foreign Issuers, Whiting will, upon completion of the arrangement, be generally exempt from Canadian statutory financial and other continuous and timely reporting requirements, including the requirement for insiders of Whiting to file reports with respect to trades of Whiting securities, provided that Whiting complies with the requirements of U.S. securities laws and U.S. market requirements in respect of all financial and other continuous and timely reporting matters and Whiting files with the applicable Canadian securities regulatory authorities copies of its documents filed with or furnished to the SEC under the Exchange Act. To the extent available, Kodiak intends to apply to the applicable Canadian securities regulatory authorities to cease to be a reporting issuer upon completion of the arrangement or for exemptive relief after the completion of the arrangement from the continuous disclosure obligations imposed by NI 51-102 similar to that provided by Section 13.4 of NI 51-102 (credit support issuer exemption), which would entitle Kodiak to be generally exempt from Canadian statutory financial and other continuous and timely reporting requirements, including the requirement for insiders of Kodiak to file reports with respect to trades of Kodiak securities, so long as the conditions prescribed by Section 13.4 of NI 51-102 are satisfied.

Regulatory Approvals Required for the Arrangement

The arrangement is subject to the requirements of the HSR Act, which prevents Whiting and Kodiak from completing the arrangement until the waiting period under the HSR Act is terminated or expires. On July 25, 2014, Whiting and Kodiak filed the requisite notification and report forms under the HSR Act with the Antitrust Division of the DOJ and the FTC. Early termination of the waiting period under the HSR Act was granted on August 5, 2014.

Treatment of Kodiak Equity Awards

Each outstanding option to purchase shares of Kodiak common stock, RSU measured in relation to, or settleable in, shares of Kodiak common stock and each restricted stock award relating to shares of Kodiak common stock, whether vested or unvested, will be assumed by Whiting and converted automatically at the effective time of the arrangement into an option, RSU or restricted stock award, as the case may be, denominated in shares of Whiting common stock based on the share exchange ratio (rounded down to the nearest whole share) and subject to terms and conditions substantially identical to those in effect at the effective time of the arrangement. The exercise price of each outstanding option to purchase shares of Kodiak common stock will equal the per share exercise price of that option divided by the share exchange ratio (rounded upwards to the nearest whole cent). At the effective time, Whiting will assume the Kodiak 2007 Stock Incentive Plan.

Appraisal / Dissenters’ Rights

Continuance Dissent Rights

Registered holders of Kodiak common stock (“registered Kodiak shareholders”) may exercise rights of dissent under Section 193 of the YBCA (“continuance dissent rights”) with respect to shares of Kodiak common stock in connection with the continuance resolution. Registered Kodiak shareholders who wish to exercise their continuance dissent rights should take note that strict compliance with the YBCA dissent procedures is required.

Kodiak shareholders holding their shares in “street name” through a broker, bank or other nominee who wish to dissent should be aware that ONLY A REGISTERED SHAREHOLDER IS ENTITLED TO DISSENT IN RESPECT IN THE CONTINUANCE RESOLUTION. A Kodiak shareholder who beneficially owns shares of Kodiak common stock but is not the registered holder thereof, should contact the registered holder for assistance regarding dissent in respect of the continuance resolution.

The following summary of the continuance dissent rights is not a comprehensive statement of the procedures to be followed by a continuance dissenting shareholder (defined below) and is qualified entirely by reference to the full text of Section 193 of the YBCA attached as Annex K to this joint proxy statement/circular.

Registered Kodiak shareholders are entitled to the dissent rights set out in Section 193 of the YBCA and to be paid the fair value of their common stock if such shareholder dissents to the continuance resolution in compliance with the YBCA and the continuance becomes effective (a “continuance dissenting shareholder”). Neither a vote against the continuance resolution, nor an abstention or the execution or exercise of a proxy vote against such resolution will constitute notice of dissent, but a shareholder need not vote against such resolution in order to object. A continuance dissenting shareholder must dissent with respect to all common stock either held personally by him or on behalf of any one beneficial owner and which are registered in one name.

In order to dissent to the continuance resolution, a continuance dissenting shareholder must send to Kodiak, at or before the Kodiak special meeting and in the manner set forth below, a written notice of objection to the continuance resolution (the “continuance objection notice”). Upon the action approved by the continuance resolution becoming effective, the making of an agreement between Kodiak and the continuance dissenting shareholder as to the payment to be made for the continuance dissenting shareholder’s shares or the pronouncement of an order by the Supreme Court of the Yukon Territory (the “Yukon Court”), whichever first occurs, the continuance dissenting shareholder ceases to have any rights as a Kodiak shareholder other than the right to be paid the fair value of his, her or its shares in an amount agreed to by Kodiak and the continuance dissenting shareholder or in the amount of determined by the Yukon Court, as the case may be, which fair value shall be determined as of the close of business on the last business day before the day on which the resolution from which they dissent was adopted. Until any one of such events occurs, the continuance dissenting shareholder may withdraw his dissent or Kodiak may rescind the continuance resolution and in either event, the proceedings shall be discontinued.

If the continuance resolution is approved, the continuance dissenting shareholder who sent a continuance objection notice, or Kodiak, may apply to the Yukon Court to fix the fair value of the common stock held by the continuance dissenting shareholder and the Yukon Court shall make an order fixing the fair value of such common stock, giving judgment in that amount against Kodiak in favor of the continuance dissenting shareholders and fixing the time by which Kodiak must pay that amount to the continuance dissenting shareholder. A continuance dissenting shareholder is not required to give security for costs in respect of such application and, except in special circumstances, will not be required to pay the costs of application or appraisal. If an application is made to the Yukon Court by a continuance dissenting shareholder, Kodiak shall, unless the Yukon Court otherwise orders, send to each continuance dissenting shareholder a written offer (the “offer to purchase”) to pay to the continuance dissenting shareholder, an amount considered by the directors of Kodiak to be the fair value of the subject common stock, together with a statement showing how the fair value of the subject common stock was determined. Every offer to purchase shall be on the same terms. At any time before the Yukon Court pronounces an order fixing the fair value of the continuance dissenting shareholder’s common stock, a continuance dissenting shareholder may make an agreement with Kodiak for the purchase of his, her or its common stock, in the amount of the offer to purchase, or otherwise. The offer to purchase shall be sent to each continuance dissenting shareholder within 10 days of Kodiak being served with a copy of the originating notice. Any order of the Yukon Court may also contain directions in relation to the payment to the continuance dissenting shareholder of all or part of the sum offered by Kodiak for the common stock, the deposit of the share certificates representing the common stock, and other matters. The Yukon Court may in its discretion allow a reasonable rate of interest on the amount payable to a continuance dissenting shareholder, from the date such continuance dissenting shareholder ceased to have any rights as a Kodiak shareholder because of his, her or its dissent to the continuance resolution until the date of payment.

If Kodiak is not permitted to make a payment to a continuance dissenting shareholder due to there being reasonable grounds for believing that Kodiak is, or would after the payment be, unable to pay its liabilities as they become due, or the realizable value of Kodiak’s assets would thereby be less than the aggregate of its liabilities, then Kodiak shall, within 10 days after the pronouncement of an order, or the making of an agreement between the continuance dissenting shareholder and Kodiak as to the payment to be made for his, her or its common stock, notify each continuance dissenting shareholder that it is unable lawfully to pay such continuance dissenting shareholders for their shares.

Notwithstanding that a judgment has been given in favor of a continuance dissenting shareholder by the Yukon Court, if Kodiak is not permitted to make a payment to a continuance dissenting shareholder for the reasons stated in the previous paragraph, the continuance dissenting shareholder by written notice delivered to Kodiak within 30 days after receiving the notice, as set forth in the previous paragraph, may withdraw his, her or its notice of objection in which case Kodiak is deemed to consent to the withdrawal and the continuance dissenting shareholder is reinstated to his, her or its full rights as a Kodiak shareholder, failing which he, she or it retains status as a claimant against Kodiak to be paid as soon as it is lawfully able to do so or, in a liquidation, to be ranked subordinate to the rights of creditors of Kodiak but in priority to its shareholders.

Unless the continuance objection notice is delivered to Kodiak at the special meeting, it must be given by registered mail or by delivery addressed to Kodiak at 1625 Broadway, Suite 250, Denver, Colorado 80202, to the attention of the Secretary.

The foregoing summary does not purport to provide a comprehensive statement of the procedures to be followed by a continuance dissenting shareholder who seeks payment of the fair value of his, her or its common stock in connection with the continuance resolution. Section 193 of the YBCA requires strict adherence to the procedures established therein and failure to do so may result in the loss of all dissenters’ rights. Accordingly, each Kodiak shareholder who might desire to exercise continuance dissent rights should carefully consider and comply with the provisions of the section and consult his, her or its own legal advisor.

Arrangement Dissent Rights

Registered Kodiak shareholders may exercise rights of dissent under Division 2 of Part 8 of the BCBCA, as modified by Article 4.1 of the plan of arrangement, the interim order and the final order

(“arrangement dissent rights”), with respect to shares of Kodiak common stock in connection with the arrangement. Registered Kodiak shareholders who wish to dissent should take note that strict compliance with the provisions of Division 2 of Part 8 of the BCBCA, as modified by Article 4.1 of the plan of arrangement, the interim order and the final order, is required.

Registered Kodiak shareholders who have exercised dissent rights with respect to the continuance resolution shall not have the right to dissent from the arrangement resolution.

In general, any registered Kodiak shareholder who validly and properly dissents from the arrangement resolution in compliance with the arrangement dissent rights (an “arrangement dissenting shareholder”) will be entitled, in the event that the arrangement becomes effective, to be paid the fair value as of the close of business on the day before the date on which the arrangement becomes effective, in cash, of the Kodiak common stock in respect of which the shareholder has exercised arrangement dissent rights determined in accordance with the procedures applicable to the payout value set out in sections 244 and 245 of the BCBCA, as modified by Article 4.1 of the plan of arrangement, the interim order and the final order.

The plan of arrangement provides that each arrangement dissenting shareholder who validly exercises arrangement dissent rights and who is ultimately entitled to be paid the fair value of his, her or its Kodiak common stock will be deemed to have sold to Whiting Canadian Sub the Kodiak common stock in respect of which he, she or it dissented (free of any claims). The arrangement dissenting shareholder will cease to have any rights as a Kodiak shareholder and may not vote, or exercise or assert any rights of a Kodiak shareholder other than the entitlement to be paid fair value for such Kodiak common stock in accordance with the arrangement dissent rights. In no circumstances shall Kodiak, Whiting, Whiting Canadian Sub or any other person be required to recognize a person exercising arrangement dissent rights unless such person is a registered holder of those shares of Kodiak common stock in respect of which such rights are sought to be exercised. For greater certainty, in no case shall Kodiak, Whiting, Whiting Canadian Sub or any other person be required to recognize arrangement dissenting shareholders as holders of Kodiak common stock after the arrangement becomes effective, and the names of such arrangement dissenting shareholders shall be deleted from the register of Kodiak shareholders as of the effective time of the arrangement.

An arrangement dissenting shareholder who, for any reason, does not properly fulfill each of the dissent procedures in accordance with the requirements set out in Division 2 of Part 8 of the BCBCA, as modified by Article 4.1 of the plan of arrangement, the interim order and the final order, acts inconsistently with such dissent or who for any other reason is not entitled to be paid the fair value of his, her or its Kodiak common stock shall be treated as if he, she or it had participated in the arrangement on the same basis as a non-dissenting Kodiak shareholder. In no case shall Kodiak, Whiting or Whiting Canadian Sub be required to recognize such person as holding shares of Kodiak common stock after the effective time.

If the arrangement is not implemented for any reason, arrangement dissenting shareholders will not be entitled to be paid the fair value for their shares, and such shares of Kodiak common stock will not be deemed to be transferred to Whiting Canadian Sub.

Only registered Kodiak shareholders are entitled to exercise arrangement dissent rights. For greater certainty, none of the following shall be entitled to exercise arrangement dissent rights: (i) holders of Kodiak stock options, RSUs and restricted stock awards, (ii) registered Kodiak shareholders who voted, or have instructed a proxyholder to vote, in favor of the arrangement resolution, (iii) Kodiak shareholders who have exercised dissent rights in respect of the continuance resolution, and (iv) beneficial owners of Kodiak common stock whose Kodiak common stock are registered in the name of someone else (except by having the registered holder of such shares exercise the right of dissent on behalf of such beneficial owner).

In many cases, Kodiak common stock beneficially owned by a holder are registered either (a) in the names of an intermediary that the beneficial owner deals with in respect of such shares, such as among others, banks, trust companies, securities brokers, trustees and similar entities, or (b) in the name of a depositary, such as CDS, of which the intermediary is a participant. Beneficial owners of Kodiak common stock whose Kodiak common stock are registered in the name of someone else will not be able to exercise dissent rights directly (unless the Kodiak common stock are re-registered in the beneficial shareholder’s name). A beneficial owner of Kodiak common stock whose Kodiak common stock are registered in the name of someone else and who wishes to exercise arrangement dissent rights must arrange for the registered Kodiak shareholder(s) holding its Kodiak common stock to exercise arrangement dissent rights on behalf of the beneficial owner or to arrange for its Kodiak common stock to be re-registered in the name of the beneficial shareholder.

A brief summary of the procedures for exercising arrangement dissent rights is set out below.

The following summary of the arrangement dissent rights is not a comprehensive statement of the procedures to be followed by an arrangement dissenting shareholder and is qualified entirely by reference to the full text of Division 2 of Part 8 of the BCBCA attached as Annex J to this joint proxy statement/circular, as modified by Article 4.1 of the plan of arrangement set out in Annex D to this joint proxy statement/circular and the interim order, the full text of which is attached as Annex E to this joint proxy statement/circular. In addition, the court hearing the application for the final order has the discretion to alter the arrangement dissent rights based on the evidence presented at such hearing.

Registered Kodiak shareholders may, until no later than 5:00 p.m. on [                    ], 2014 or the business day (as defined in the plan of arrangement) that is five business days before any adjournment or postponement of the Kodiak special meeting, give Kodiak a written notice of dissent with respect to the arrangement resolution (an “arrangement dissent notice”) in accordance with the provisions of Division 2 of Part 8 of the BCBCA, as modified by Article 4.1 of the plan of arrangement and the interim order, by delivery to Kodiak at 1625 Broadway, Suite 250, Denver, Colorado 80202, to the attention of the Secretary. The arrangement dissent notice must contain all of the information specified section 242 of the BCBCA, as modified by Article 4.1 of the plan of arrangement and the interim order. A vote against the arrangement resolution does not constitute an arrangement dissent notice.

If the arrangement resolution is passed at the Kodiak special meeting, Kodiak will promptly after the later of: (i) the date on which Kodiak forms the intention to proceed with the arrangement; and (ii) the date on which the arrangement dissent notice was received, notify each arrangement dissenting shareholder of its intention to act on the arrangement. Kodiak will do so by sending by mail to every arrangement dissenting shareholder a notice (the “notice of intention”) stating that, among other things, subject to receipt of the final order and satisfaction of the other conditions set out in the arrangement agreement, Kodiak intends to complete the arrangement.

Each arrangement dissenting shareholder is then required, if the arrangement dissenting shareholder wishes to proceed with the dissent, within one month after the date of the notice of intention, to send to Kodiak: (a) a written statement containing the information specified by the interim order; and (b) the certificates representing such shares of Kodiak common stock in respect of which the shareholder has exercised arrangement dissent rights. If the arrangement dissent right is being exercised by the arrangement dissenting shareholder on behalf of a beneficial owner who is not the registered owner, additional conditions apply. An arrangement dissenting shareholder who fails to send to Kodiak, within the required time frame, the written statements described above and the certificates representing the shares of Kodiak common stock in respect of which he, she or it dissents, or fails to otherwise strictly comply with the requirements relating to the arrangement dissent rights, forfeits the right to dissent.

Any arrangement dissenting shareholder who has duly complied with Division 2 of Part 8 of the BCBCA, or Kodiak, may apply to the court, and the court may determine the fair value of the shares of Kodiak common stock in respect of which the arrangement dissenting shareholder dissented and make consequential orders and give directions as the court considers appropriate. There is no obligation on Kodiak to apply to the court.

The discussion above is only a summary of the procedures for exercise of the arrangement dissent rights, which are technical and complex. A registered Kodiak shareholder who intends to exercise his or her arrangement dissent rights should carefully consider and comply with the provisions of Division 2 of Part 8 of the BCBCA, as modified by Article 4.1 of the plan of arrangement, the interim order and, if applicable, the final order. Only the registered holders of Kodiak common stock are entitled to dissent in respect of the arrangement resolution. Kodiak shareholders who beneficially own Kodiak common stock but are not the registered holder thereof, should contact the registered holder for assistance.

It is suggested that any Kodiak shareholder wishing to avail himself or herself of the arrangement dissent rights seek his or her own legal advice, as failure to comply strictly with the applicable provisions of Division 2 of Part 8 of the BCBCA, as modified by Article 4.1 of the plan of arrangement, the interim order and, if applicable, the final order may prejudice the availability of such arrangement dissent rights. Arrangement dissenting shareholders should note that the exercise of arrangement dissent rights can be a complex, time consuming and expensive process.

NYSE Listing of Whiting Common Stock; Delisting and Deregistration of Kodiak Common Stock

Prior to the completion of the arrangement, Whiting has agreed to use its commercially reasonable efforts to cause the shares of Whiting common stock to be issued in the arrangement to be approved for listing on the New York Stock Exchange. The listing of the shares of Whiting common stock is also a condition to completion of the arrangement.

If the arrangement is completed, Kodiak common stock will cease to be listed on the New York Stock Exchange and Kodiak common stock will be deregistered under the Exchange Act.

Litigation Relating to the Arrangement

In connection with the arrangement, six purported class action lawsuits have been filed on behalf of Kodiak shareholders in the United States District Court for the District of Colorado: Quigley and Koelling v. Whiting Petroleum Corporation, et al., Case No. 1:14-cv-02023, filed July 22, 2014; Fioravanti v. Krysiak, et al., Case No. 1:14-cv-02037, filed July 23, 2014; Wilkinson v. Whiting Petroleum Corporation, et al., Case No. 1:14-cv-2074, Goldsmith v. Krysiak, et al., Case No. 1:14-cv-2098, filed July 29, 2014, Rogowski v. Whiting Petroleum Corporation, et al., Case No. 1:14-cv-2136, filed July 31, 2014 and Reiter v. Peterson, et al., Case No. 1:14-cv-02176, filed August 6, 2014 and one purported class action lawsuit has been filed on behalf of Kodiak shareholders in Denver District Court, State of Colorado: The Booth Family Trust v. Kodiak Oil & Gas Corp., et al., Case No. 14-cv-32947, filed July 25, 2014. It is possible that other related suits could subsequently be filed. The allegations in the seven lawsuits are similar. They purport to be brought as class actions on behalf of all shareholders of Kodiak. The complaints name as defendants the individual members of the Kodiak board of directors, Whiting and Whiting Canadian Sub and list Kodiak as a nominal party or a defendant. Additionally, one complaint lists James Henderson, Kodiak’s Chief Financial Officer, as a defendant. The complaints allege that the Kodiak board of directors breached its fiduciary duties to Kodiak shareholders by, among other things, failing to engage in a fair sale process before approving the arrangement and to maximize shareholder value in connection with the arrangement. Specifically, the complaints allege that the Kodiak board of directors undervalued Kodiak in connection with the arrangement and that the Kodiak board of directors agreed to certain deal protection mechanisms that precluded Kodiak from obtaining competing offers. The seven complaints also allege that Whiting and Whiting Canadian Sub aided and abetted the Kodiak board of director’s alleged breaches of fiduciary duties. The complaints seek, among other things, injunctive relief preventing the closing of the arrangement, rescission of the arrangement or an award of rescissory damages to the purported class in the event that the arrangement is consummated, and damages, including counsel fees and expenses. Whiting and Kodiak believe each lawsuit is without merit.

THE ARRANGEMENT AGREEMENT

The following summarizes material provisions of the arrangement agreement. This summary does not purport to be complete and may not contain all of the information about the arrangement agreement that is important to you. The rights and obligations of the parties are governed by the express terms and conditions of the arrangement agreement and not by this summary or any other information contained in this joint proxy statement/circular. Whiting stockholders and Kodiak securityholders are urged to read the arrangement agreement carefully and in its entirety, as well as this joint proxy statement/circular, before making any decisions regarding the arrangement. This summary is qualified in its entirety by reference to the arrangement agreement, a copy of which is attached as Annex C to this joint proxy statement/circular and is incorporated by reference herein.

In reviewing the arrangement agreement and this summary, please remember that they have been included to provide you with information regarding the terms of the arrangement agreement and are not intended to provide any other factual information about Whiting, Kodiak or any of their subsidiaries. The arrangement agreement contains representations and warranties and covenants by each of the parties to the arrangement agreement, which are summarized below. These representations and warranties have been made solely for the benefit of the other parties to the arrangement agreement and:

•	were not intended as statements of fact, but rather as a way of allocating the risk to one of the parties if those statements prove to be inaccurate; and

•	may apply standards of materiality in a way that is different from what may be viewed as material by you or other investors.

Moreover, information concerning the subject matter of the representations and warranties in the arrangement agreement and described below may have changed since the date of the arrangement agreement and subsequent developments or new information qualifying a representation or warranty may have been included in this joint proxy statement/circular. Accordingly, the representations and warranties and other provisions of the arrangement agreement should not be read alone, but instead should be read together with the information provided elsewhere in this joint proxy statement/circular and in the documents incorporated by reference into this joint proxy statement/circular. See “Where You Can Find More Information.”

General

The arrangement agreement provides that Whiting, through Whiting Canadian Sub, will acquire all of the outstanding common shares of Kodiak and Whiting Canadian Sub and Kodiak will amalgamate to form one corporate entity with Kodiak surviving the amalgamation as part of a plan of arrangement. As part of the arrangement, all outstanding shares of Kodiak common stock, other than shares held by Whiting or with respect to which dissent rights in respect of the arrangement have been properly exercised and not withdrawn, will be exchanged for the number of shares of Whiting common stock equal to the exchange ratio. After giving effect to the arrangement, Whiting will own all of the outstanding common stock of Kodiak.

The arrangement agreement also provides that prior to the completion of the arrangement and assuming the continuance resolution is approved by Kodiak shareholders, Kodiak will continue from the jurisdiction of the Yukon Territory to the jurisdiction of the Province of British Columbia.

Consideration to be Received Pursuant to Arrangement

The arrangement agreement and the plan of arrangement provide that, at the completion of the arrangement, each share of Kodiak common stock outstanding immediately prior to the completion of the arrangement (excluding shares held by Whiting or by Kodiak shareholders who have properly exercised and not withdrawn their dissent rights) will be exchanged for the number of shares of Whiting common stock equal to the exchange ratio.

Exchange ratio means 0.177 of a share of Whiting common stock per each share of Kodiak common stock.

No fractional shares of Whiting common stock will be issued as part of the arrangement. Instead, where the aggregate number of Whiting common stock to be issued to a Kodiak shareholder as consideration would result in a fraction of securities of Whiting being issuable, the number of shares of Whiting common stock to be received by such Kodiak shareholder will be rounded down to the nearest whole share of Whiting common stock.

In connection with the arrangement, each RSU, option and restricted stock award relating to Kodiak common stock that is outstanding immediately prior to the completion of the arrangement (whether vested or unvested) will be assumed by Whiting and converted automatically at the effective time of the arrangement into an RSU, option, or restricted stock award, as applicable (an “assumed award”), denominated in shares of Whiting common stock based on the exchange ratio and subject to terms and conditions substantially identical to those in effect at the effective time of the arrangement, except that:

•	the number of shares of Whiting common stock that will be subject to each assumed award will be determined by multiplying the number of shares of Kodiak common stock subject to such assumed award by the exchange ratio (rounded down to the nearest whole share); and

•	if applicable, the exercise or purchase price per share of each assumed award will equal the per share exercise or purchase price of each assumed award divided by the exchange ratio (rounded upwards to the nearest whole cent).

Dissenting Shares

Registered Kodiak shareholders who have strictly complied with the procedures set forth under Section 193 of the YBCA or Division 2 of Part 8 of the BCBCA, as modified by Article 4.1 of the plan of arrangement, the interim order and the final order, will be entitled to exercise dissent rights in respect of the continuance resolution or the arrangement resolution, as applicable. For more information on dissenting shares, see “The Arrangement—Appraisal / Dissenters’ Rights.”

Exchange of Shares Pursuant to Arrangement

Prior to the effective time of the arrangement, Whiting and Kodiak will appoint a depositary to handle the exchange of Kodiak common stock for Whiting common stock. The letter of transmittal included with this joint proxy statement/circular and mailed to each holder of record of Kodiak common stock contains instructions explaining the procedures for surrendering the shares of Kodiak common stock in exchange for the consideration payable under the arrangement.

After the effective date of the arrangement, the former Kodiak shareholders who surrender their shares, together with a properly completed letter of transmittal, will be entitled to the consideration payable under the arrangement in book-entry form representing that number of shares of Whiting common stock equal to the exchange ratio pursuant to the arrangement.

After completion of the arrangement, each certificate or book-entry that previously represented shares of Kodiak common stock will represent the right to receive only book-entries representing the shares of Whiting common stock into which those shares of Kodiak common stock have been exchanged. The details for the surrender of share certificates to the depositary and the addresses of the depositary are set out in the letter of transmittal. The letter of transmittal contains procedural information relating to the arrangement and should be reviewed carefully.

Whiting stockholders need not take any action with respect to their shares of Whiting common stock.

Lost Certificates

A Kodiak shareholder who claims its share certificates have been lost, stolen or destroyed, should complete the applicable letter of transmittal as fully as possible and forward it, together with an affidavit claiming such certificate is lost, stolen or destroyed, to the depositary. The depositary will assist in making arrangements for the necessary affidavit (which will include a bonding requirement or an indemnity in favor of Whiting and the depositary) for payment of the consideration in accordance with the arrangement.

Cancellation of Rights after Six Years

Any holder of Kodiak common stock which has not complied with the provisions with respect to surrendering their shares on or before the sixth anniversary of the effective date of the arrangement will not receive any repayment of capital or other consideration in respect of such holder’s shares. Accordingly, persons who tender certificates or agent’s messages for shares of Whiting common stock after the sixth anniversary of the effective date of the arrangement will not receive any consideration and will not own any interest in either Kodiak or Whiting.

Closing Matters

Closing

Unless the parties agree otherwise, the closing of the arrangement will be effective three business days following the satisfaction or waiver of all conditions set forth in the arrangement agreement. See “—Conditions” below for a more complete description of the conditions that must be satisfied or waived prior to closing.

Completion of the Arrangement

Whiting and Kodiak are working to complete the arrangement in the fourth quarter of 2014. However, because completion of the arrangement is subject to the receipt of certain court approvals and the satisfaction or waiver of other conditions, the actual timing of the completion of the arrangement cannot be predicted.

Conditions

The respective obligations of Kodiak and Whiting to complete the arrangement are subject to the satisfaction of the following conditions:

•	the Whiting common stock, RSUs, options and restricted stock awards to be issued pursuant to the arrangement will be either (i) exempt from registration requirements under the Securities Act pursuant to Section 3(a)(10) or (ii) registered pursuant to an effective registration statement;

•	the Whiting common stock, RSUs, options and restricted stock awards to be issued pursuant to the arrangement will be exempt from prospectus and registration requirements of applicable Canadian securities laws;

•	the receipt of approval of the continuance resolution and arrangement resolution by the Kodiak shareholders and securityholders, respectively, and the interim order and the final order has been received;

•	evidence that Kodiak has effected the continuance from the jurisdiction of the Yukon Territory to the jurisdiction of the Province of British Columbia;

•	the share issuance proposal has been approved by the Whiting stockholders;

•	the shares of Whiting common stock to be issued pursuant to the arrangement have been approved for listing on the New York Stock Exchange, subject to official notice of issuance;

•	no law or order has been enacted, entered, promulgated, adopted, issued or enforced by any governmental entity that has the effect of making illegal or otherwise prohibiting the consummation of the transactions contemplated by the arrangement agreement;

•	all waiting periods applicable to the transactions contemplated by the arrangement agreement under applicable regulatory laws have expired or terminated;

•	Whiting has received an opinion of Foley & Lardner LLP to the effect that the Arrangement Transactions should qualify for the intended U.S. tax treatment;

•	the other party’s representations and warranties regarding capitalization are correct and complete (other than de minimis inaccuracies) and the other party’s other representations and warranties, when read without regard to materiality qualifications, are correct and complete in all respects, except where such failures of such representations and warranties to be true and correct in all respects, individually or in the aggregate, have not had and would not reasonably be expected to have a material adverse effect (as defined in “—Representations and Warranties”) on such party;

•	the other party has performed in all material respects all obligations and complied in all material respects with all covenants required by the arrangement agreement to be performed or complied with by it at or prior to the closing of the arrangement;

•	no event, change, effect, condition, fact or circumstance has occurred after the date of the arrangement agreement that, individually or in the aggregate, has had or would reasonably be expected to have a material adverse effect on the other party; and

•	the other party has delivered a certification stating that certain conditions are satisfied.

The obligation of Whiting to complete the arrangement is further subject to the satisfaction or waiver of the following conditions:

•	the total number of shares of Kodiak common stock with respect to which dissent rights have been properly exercised and not withdrawn have not exceeded 5% of the outstanding shares of Kodiak common stock as of the closing date; and

•	no claim, action, suit, arbitration, proceeding, investigation or inquiry has been commenced by any governmental entity against Whiting, Kodiak or any of their respective subsidiaries with respect to the transactions contemplated by the arrangement agreement.

The obligation of Kodiak to complete the arrangement is further subject to the satisfaction or waiver of the following condition:

•	Lynn A. Peterson and James E. Catlin have been appointed to serve as directors of Whiting effective at the completion of the arrangement; provided that if either is unable to serve as a director of Whiting, Kodiak’s board of directors shall be able to designate a substitute individual reasonably acceptable to Whiting and, after giving effect to such election, Whiting’s board of directors shall not have more than 10 directors.

The conditions set forth in the arrangement agreement may be waived by Whiting or Kodiak. Receipt of an opinion from Foley & Lardner LLP by Whiting that the Arrangement Transactions should qualify for the intended U.S. tax treatment is a condition that cannot be waived prior to completion of the arrangement.

Implementation Steps Pursuant to the Arrangement

Kodiak Implementation Steps

Kodiak will apply to the court under 291 of the BCBCA, and in cooperation with Whiting, will prepare, file and diligently pursue an application for the interim order, which will provide, among other things:

•	for notice to Kodiak securityholders in respect of the proposed arrangement;

•	that the requisite approval by Kodiak securityholders of the arrangement resolution shall be:

•	at least two-thirds of the votes cast on the arrangement resolution by those holders of Kodiak common stock present in person or represented by proxy at the Kodiak special meeting, voting as one class, with each Kodiak common stock entitled to one vote; and

•	at least two-thirds of the votes cast on the arrangement resolution by those holders of Kodiak common stock and holders of RSUs, options and restricted stock awards of Kodiak present in person or represented by proxy at the Kodiak special meeting, voting together as another class, with each Kodiak common stock entitled to one vote and each RSU, option and restricted stock award holder entitled to the number of votes equal to the number of shares of Kodiak common stock issuable upon the valid exercise of an option, or the valid settlement of an RSU or restricted stock award, as applicable.

•	that the Kodiak’s articles of continuation and by-laws as in effect as of the date of the arrangement agreement shall apply in respect of the Kodiak special meeting;

•	for the grant of dissent rights under the arrangement;

•	for the notice requirements with respect to the application to the court for the final order;

•	that the Kodiak special meeting may be adjourned or postponed from time to time by Kodiak (subject to the terms of the arrangement agreement) without the need for additional approval of the court;

•	confirmation of the record date for the Kodiak special meeting;

•	that the plan of arrangement may be amended by the parties, after the interim order, without the need for additional approval of the court, to reflect any comments received by the SEC;

•	that it is Whiting’s intention to rely on the exemption from registration provided by Section 3(a)(10) of the Securities Act with respect to the issuance of Whiting common stock, RSUs, options and restricted stock awards to be issued pursuant to the arrangement; and

•	that it is Whiting’s intention to rely on exemptions from the prospectus and registration requirements of applicable Canadian securities laws with respect to the issuance of Whiting common stock, RSUs, options and restricted stock awards to be issued pursuant to the arrangement.

As soon as reasonably practicable after the SEC indicates it has no further comments or will not review the joint proxy statement/circular, Kodiak will call and convene a special meeting of its securityholders for the purpose of voting upon the approval of:

•	the continuance resolution by the Kodiak shareholders;

•	the arrangement resolution by each of (A) the Kodiak shareholders, voting as one class, and (B) the Kodiak shareholders and the holders of Kodiak common stock and RSUs, options and restricted stock awards, voting together as another class;

•	the arrangement-related compensation proposal by the Kodiak shareholders; and

•	the Kodiak adjournment proposal by the Kodiak shareholders.

If the interim order is obtained and the continuance resolution and the arrangement resolution are approved at the Kodiak special meeting, then Kodiak shall, no later than one business day thereafter, complete the continuance of Kodiak into the jurisdiction of British Columbia. No later than two business days after the completion of such continuance, Kodiak shall complete all actions necessary or desirable to submit the arrangement to the court to obtain the final order.

After obtaining the final order and subject to the satisfaction or waiver of the conditions set forth in the arrangement agreement, Kodiak shall, one business day prior to the effective date, send an amalgamation application, together with such other documents as may be required under the BCBCA, to the appointed registrar, for endorsement and filing to give effect to the arrangement.

Whiting Implementation Steps

Whiting, as soon as practical after the SEC indicates it has no further comments or will not review the joint proxy statement/circular, will call and convene a special stockholders meeting for the purpose of voting on the share issuance proposal and the Whiting adjournment proposal.

Covenants

Kodiak and Whiting have undertaken certain covenants concerning the conduct of their respective businesses between the date of the arrangement agreement and the completion of the arrangement. Set forth below is a brief summary of the more significant covenants:

No Solicitation of Other Offers

Subject to certain exceptions set forth in the arrangement agreement, each of Kodiak and Whiting has agreed that:

•	it will not, nor will it authorize or permit its subsidiaries or any of its or their respective directors, officers, employees or representatives to, directly or indirectly: (i) solicit, initiate, cause, knowingly encourage, or knowingly facilitate, any inquiries or the making of any proposal that constitutes or is reasonably likely to lead to a takeover proposal (as defined below); (ii) participate in any discussions or negotiations regarding a takeover proposal; or (iii) furnish any information in connection with or in furtherance of a takeover proposal; and

•	it will, and will cause its subsidiaries, and instruct its and their respective representatives to, (i) immediately cease and cause to be terminated all existing discussions or negotiations with respect to any takeover proposal and (ii) request the prompt return or destruction of all confidential information previously furnished and terminate access to any electronic dataroom.

A “takeover proposal” with respect to Kodiak or Whiting, as the case may be, which is referred to herein as the subject company, means any inquiry, proposal or offer whether or not conditional, and whether or not withdrawn, (i) for a merger, consolidation, arrangement, share exchange, dissolution, recapitalization, or other business combination involving the subject company, (ii) for the issuance of 15% or more of the equity securities of the subject company as consideration for the assets or securities of another person, (iii) to acquire, directly or indirectly, 15% or more of the equity securities of the subject company or assets that represent 15% or more of the total consolidated assets or revenues of the subject company, other than the transactions contemplated and certain transactions expressly permitted by the arrangement agreement, or (iv) any other transaction, the consummation of which would reasonably be expected to impede, interfere with, prevent or materially delay the transactions contemplated or which would reasonably be expected to dilute materially the aggregate benefits of the transactions contemplated by the arrangement agreement.

Notwithstanding the restrictions described above, prior to the subject company obtaining its shareholder approval, if the subject company receives an unsolicited bona fide, written takeover proposal made after the date of the arrangement agreement, the subject company may furnish information with respect to itself and its subsidiaries to the third party who made the takeover proposal and its representatives, and may participate in discussions and negotiations regarding the takeover proposal, if (i) its board of directors, after consultation with a financial advisor of nationally recognized reputation and its outside counsel, determines in good faith that the takeover proposal constitutes or is reasonably likely to lead to a superior proposal (as defined below), (ii) its board of directors, after receiving advice of its outside counsel, determines that such actions with respect to the takeover proposal are necessary in order to comply with the board of directors’ fiduciary duties to the shareholders of the subject company under applicable law, (iii) the subject company promptly advises the other party both orally and in writing that the board of the subject company made the determination described above and (iv) prior to providing any information, it enters into a confidentiality agreement (a copy of which shall be provided to the other party promptly after execution) with the third party that made the takeover proposal that contains confidentiality provisions that are no less restrictive than the terms of the confidentiality agreement between Kodiak and Whiting (the parties agreeing that the confidentiality agreement will include a standstill). All information that is provided or made available to the third party that made the takeover proposal must be made available to either Kodiak or Whiting, as the non-subject party, as the case may be, prior to or substantially concurrent with the time such information is provided or made available to the third party that made the takeover proposal.

Notwithstanding the foregoing, the parties have agreed that nothing in the arrangement agreement precludes Whiting from considering, participating in any discussions or negotiations regarding, or furnishing to any person any of Whiting’s information, or entering into any agreement with respect to any inquiry, proposal or offer that would otherwise constitute a takeover proposal (provided that the references to 15% in the definition of takeover proposal will be replaced with 50% under these circumstances), so long as (i) such inquiry, proposal or offer contemplates a transaction that would not require or be subject to an adverse recommendation change (as defined below) by Whiting or a termination of the arrangement agreement and (ii) the entry into any such agreement or the consummation of the transactions contemplated by such agreement would not reasonably be expected to prevent or materially impair Whiting’s ability to consummate the arrangement prior to the termination date.

Change of Board Recommendations or Termination of Arrangement Agreement for Superior Proposal

Under the arrangement agreement, the Kodiak board of directors has agreed to recommend that Kodiak shareholders approve the continuance resolution and the arrangement resolution (the “Kodiak recommendation”), and the Whiting board of directors has agreed to recommend that Whiting stockholders approve the share issuance proposal (the “Whiting recommendation”). Subject to the provisions described below, the arrangement agreement provides that neither subject company board of directors nor any of their respective board committees will:

•	withdraw or propose to withdraw (or modify or propose to modify in a manner adverse to the other party) the Kodiak recommendation or the Whiting recommendation, as applicable, or recommend, adopt or approve (or propose publicly to recommend, adopt or approve) any takeover proposal (each of the foregoing actions, an “adverse recommendation change”); or

•	approve or recommend (or propose to approve or recommend), or allow the subject company or any of its subsidiaries to, execute or enter into, any letter of intent, memorandum of understanding, agreement in principle, merger agreement, arrangement agreement, acquisition agreement, option agreement, joint venture agreement, partnership agreement or other similar agreement constituting or related to, any takeover proposal (other than a confidentiality agreement of the type described above in connection with an unsolicited takeover proposal).

Notwithstanding these restrictions, before the subject company obtains its shareholder approval, the subject company board may (subject to compliance with the procedures described below), if it determines in good faith (after receiving advice of its outside counsel) that it is necessary to do so in order to comply with its fiduciary duties to its shareholders under applicable law, (i) effect an adverse recommendation change in light of a superior proposal or terminate the arrangement agreement solely in order to concurrently enter into an agreement with respect to a superior proposal; or (ii) effect an adverse recommendation change solely in response to an intervening event (as defined below).

Prior to taking any of the actions described in the foregoing paragraph, the subject company shall, at least three business days prior to taking such action, provide the other party with written notice (an “adverse notice”) that, in the case of (i) in the paragraph above, the subject company board has determined that the takeover proposal is a superior proposal and the subject company board intends to effect an adverse recommendation change or terminate the arrangement agreement (and such notice shall include copies of the superior proposal), or, in the case of (ii) in the paragraph above, the subject company board intends to make an adverse recommendation change (and such notice shall include a description of the intervening event and the reasons for the adverse recommendation change). Any amendment to the financial terms of the superior proposal or changes in circumstances of the intervening event, will require the delivery of a new adverse notice and a new three-day business period. During any such three-day period following the receipt of an adverse notice, the subject company shall, if requested by the other party, negotiate in good faith to make such adjustments to the arrangement agreement to enable the subject company to proceed with the arrangement and the other transactions contemplated by the arrangement agreement on such adjusted terms without effecting an adverse recommendation change or terminating the arrangement agreement (and in determining whether to make an adverse recommendation change or terminate the arrangement agreement, the subject company must take into account any such proposed changes to the terms of the arrangement agreement).

A “superior proposal” means a bona fide written offer made by a third party that, if consummated, would result in such person (or its shareholders) owning, directly or indirectly, 50% or more of the shares of common stock of the subject company then outstanding (excluding transactions contemplated by the arrangement agreement) or all or substantially all of the total consolidated assets of the subject company (i) on terms which the subject company board determines in good faith (after receiving advice of a financial advisor of nationally recognized reputation and of its outside counsel and in light of all relevant circumstances) to be more favorable to the shareholders of the subject company from a financial point of view than the transactions contemplated by the arrangement agreement, (ii) which is reasonably likely to be completed, taking into account any financing and approval requirements and all other financial, legal, regulatory and other aspects of such proposal and (iii) for which financing, if a cash transaction (in whole or part), is then fully committed or reasonably determined to be available by the subject company board of directors.

An “intervening event” means a material event, circumstance, change or effect that was not known or reasonably foreseeable (or if known or reasonably foreseeable, the probability or magnitude of consequences of which were not known or reasonably foreseeable) to the subject company board on the date of the arrangement agreement, which event, circumstance, change or effect (including any change in probability or magnitude of consequences) becomes known to the subject company board before the subject company shareholder approval is obtained; provided that the following will not be intervening events of the subject company: (i) any action taken by either party in compliance with the affirmative covenants set forth in the arrangement agreement (See “—Commercially Reasonable Efforts Covenant”) and the consequences of any such action; (ii) the receipt, existence of or terms of a takeover proposal for the subject company or any inquiry relating thereto or the consequence thereof; (iii) any decline in the market price or trading volume of the securities of the other party; (iv) any change in general economic, political, business or other capital market conditions (including prevailing interest rates and any effects on the economy arising as a result of acts of terrorism); (v) any change or developments in the market price for oil, natural gas or other commodity prices or for raw material inputs and end products; (vi) any change affecting the oil and gas exploration and production industry generally; (vii) any change in accounting requirements or principles imposed by U.S. GAAP or any change in law after the effective date of the arrangement agreement; and (viii) earthquakes, any weather-related or other force majeure event or natural disasters or outbreak or escalation of hostilities or acts of war; except in each of cases (iv), (v), (vi), (vii) and (viii), where such event disproportionately affects the subject company, taken as a whole, relative to the other party, taken as a whole, constitute an intervening event of the subject company.

Notwithstanding the restrictions described above, the arrangement agreement does not prohibit the subject company or its board of directors from (i) complying with its obligations under Rules 14d-9 and 14e-2 promulgated under the Exchange Act or (ii) making any required disclosure to its shareholders if, in the good faith judgment of its board of directors (after consultation with outside counsel), failure to so disclose would constitute a violation of applicable law; provided that any such disclosure relating to a takeover proposal or intervening event (other than a “stop, look and listen” statement in compliance with Rule 14d-9 under the Exchange Act) shall be deemed an adverse recommendation change unless the subject company board reaffirms its recommendation and declaration of advisability of the arrangement agreement and the arrangement.

Restrictions on the Parties’ Businesses Pending Closing

Each of Kodiak and Whiting has undertaken customary covenants that place restrictions on it and its subsidiaries until the effective time of the arrangement (or, if earlier, the arrangement agreement’s termination date). Each of Kodiak and Whiting has agreed to operate its business only in the ordinary course of business, and Kodiak has agreed to use commercially reasonable efforts to preserve intact its present lines of business, maintain its rights, franchises and permits and preserve its relationships with customers, suppliers and service providers. Kodiak has also agreed that, with certain exceptions as may be required by law or the arrangement agreement, and except with Whiting’s prior written consent, Kodiak will not, and will not permit any of its subsidiaries to, among other things, undertake the following actions:

•	adopt any amendments to its certificate of continuation or incorporation or by-laws or similar applicable organizational documents;

•	split, combine or reclassify any of its capital stock or issue or authorize the issuance of any other securities in respect of, in lieu of or in substitution for shares of its capital stock, except for any such transaction by a wholly-owned subsidiary of Kodiak which remains a wholly-owned subsidiary after consummation of such transaction;

•	authorize or pay any dividends on or make any distribution with respect to its outstanding shares of capital stock (whether in cash, assets, stock or other securities of Kodiak or its subsidiaries), except dividends or distributions by any subsidiaries only to Kodiak or to any subsidiary of Kodiak in the ordinary course of business;

•	adopt a plan of complete or partial liquidation, dissolution, merger, consolidation, restructuring, recapitalization or other reorganization, other than the arrangement and other than any mergers, consolidations, restructurings or reorganizations solely among Kodiak and its subsidiaries or among Kodiak’s subsidiaries, or take any action with respect to any of its securities that would reasonably be expected to prevent, materially impede or materially delay the consummation of the arrangement;

•	make any acquisition of any other person or business or make any loans, advances or capital contributions to, or investments in, any other person except as contemplated by Kodiak’s fiscal 2014 budget and capital expenditure plan or in connection with any transaction among Kodiak and its wholly-owned subsidiaries;

•	sell, lease, license, transfer, exchange or swap, or otherwise dispose of or encumber any properties or non-cash assets, except for (i) sales, transfers and dispositions of obsolete or worthless equipment, (ii) sales, transfers and dispositions of inventory, commodities and produced hydrocarbons, crude oil and refined products in the ordinary course of business, or (iii) sales, leases, transfers or other dispositions made in connection with any transaction among Kodiak and its wholly-owned subsidiaries or among Kodiak’s wholly-owned subsidiaries;

•	make any capital expenditures in excess of Kodiak’s fiscal 2014 budget and capital expenditure plan or expenditures made in response to any emergency, whether caused by weather events, public health events, outages or otherwise;

•	enter into any new contract to sell hydrocarbons other than in the ordinary course of business consistent with past practice;

•	take specified actions relating to director and employee compensation and benefits including establishing, adopting, amending, modifying or terminating an employee benefit plan, and increasing compensation other than non-material compensation in the ordinary course of business, among other items;

•	make any material change to its financial accounting policies or procedures or any of its methods, except as required by applicable law, U.S. GAAP or SEC rules or policies;

•	issue, sell, pledge, dispose of or encumber any shares of its capital stock or other ownership interest in Kodiak or any of its subsidiaries other than with limited exceptions;

•	subject to certain exceptions, purchase its capital stock or incur any indebtedness for borrowed money or any guarantee indebtedness for borrowed money;

•	modify, amend or terminate, or waive any rights under any contract or permit, or enter into any new contract which would reasonably be expected to restrict or limit in any material respect Whiting or Kodiak from engaging in any business or competing in any geographic location with any person;

•	settle or compromise any claim or action, other settlements or compromises (i) equal to or lesser than the amounts reserved with respect thereto on Kodiak’s balance sheet or (ii) that do not exceed $2 million individually or $10 million in the aggregate;

•	make, change or revoke any material tax election, change any material tax accounting method, file any material amended tax return, enter into any material closing agreement, request any material tax ruling, settle or compromise any material tax proceeding, or surrender any claim for a material refund of taxes; or

•	agree to do any of the actions prohibited by the preceding bullet points.

Whiting has also agreed that, with certain exceptions as may be required by law or the arrangement agreement, and except with Kodiak’s prior written consent, Whiting will not, and will not permit any of its subsidiaries to, among other things, undertake the following actions:

•	adopt any amendments to its certificate of incorporation or by-laws or similar applicable organizational documents;

•	except in each case as would not disproportionately adversely affect a Kodiak common shareholder relative to a Whiting stockholder or delay the arrangement, adjust, reclassify, split, combine, subdivide or redeem, any shares of capital stock or other equity interest of Whiting;

•	authorize or pay any dividends on or make any distribution with respect to its outstanding shares of capital stock (whether in cash, assets, stock or other securities of Whiting);

•	adopt or implement a plan of complete or partial liquidation, dissolution, merger, consolidation, restructuring, recapitalization or other reorganization of Whiting, other than the arrangement or pursuant to a permitted transaction;

•	acquire or permit its subsidiaries to acquire shares of Whiting common stock except for shares acquired pursuant to a net exercise of Whiting stock options or withholding of shares of Whiting common stock upon vesting of restricted stock;

•	make any acquisition of any other person or business or make any loans to any other person that would cause a material change in the nature of Whiting’s business or business strategy or would reasonably be expected to prevent or materially delay the consummation of the arrangement;

•	make, change or revoke any material tax election, change any material tax accounting method, file any material amended tax return, enter into any material closing agreement, request any material tax ruling, settle or compromise any material tax proceeding, or surrender any claim for a material refund of taxes; or

•	agree to do any of the actions prohibited by the preceding bullet points.

Additionally, both Kodiak and Whiting agreed to use commercially reasonable efforts not to take any action that would prevent or impede the arrangement from qualifying as a reorganization under Section 368(a) of the Code.

Commercially Reasonable Efforts Covenant

Each of Kodiak and Whiting has agreed to cooperate with and assist the other party and use commercially reasonable efforts to promptly (i) take all actions necessary, proper or advisable to consummate the transactions contemplated by the arrangement agreement as soon as reasonably practicable and (ii) obtain and maintain all approvals, consents and other confirmations required to be obtained from any person, including a governmental entity, that are necessary, proper or advisable to consummate the transactions contemplated by the arrangement agreement. Notwithstanding the foregoing, Whiting is not be required to dispose of or hold separate any portion of its assets or the assets of Whiting or Kodiak if it would be reasonably likely to have a material and negative effect on the business, operations or assets of Whiting or Kodiak or Whiting’s anticipated benefits from the transactions contemplated by the arrangement agreement.

Shareholder Meetings

Both Whiting and Kodiak have agreed to use commercially reasonable efforts to cause the meeting of each parties’ shareholders to occur on the same date as soon as reasonably practicable after the procurement of the interim order and SEC clearance for the purpose of obtaining votes regarding the continuance resolution from the Kodiak shareholders, the arrangement resolution from Kodiak securityholders and votes regarding the Whiting share issuance proposal from Whiting stockholders. Except as required by law or its shareholders or for quorum purposes, neither Whiting nor Kodiak is permitted to adjourn, postpone or cancel its shareholders meeting without the prior written consent of the other party.

Listing

Whiting has agreed to use its commercially reasonable efforts to cause the shares of its common stock to be issued pursuant to the arrangement to be approved for listing on the New York Stock Exchange prior to the completion of the arrangement, subject to official notice of issuance.

Kodiak Employee Matters

Whiting has agreed to provide to Kodiak employees who continue employment after the consummation of the arrangement (i) base salary at a rate not less than the rate of base salary received prior to the closing for one year following the closing, (ii) bonuses for 2014 in an amount determined by Kodiak, (iii) bonus opportunities for 2015 that are substantially comparable in the aggregate to bonus opportunities provided to similarly situated Whiting employees, (iv) other benefits for 2014 at a level comparable in the aggregate to those provided to such employees prior to the closing and for 2015 at a level that is comparable in the aggregate provided to similarly situated Whiting employees, (v) full credit for service for purposes of eligibility to participate and vesting and (vi) to the extent permitted by Whiting’s insurance policy, waive any pre-existing condition. Notwithstanding the foregoing, Whiting is not prohibited from terminating the employment of any Kodiak employee after the closing.

Indemnification and Insurance

After consummation of the arrangement, Whiting has agreed to, or has agreed to cause Kodiak to, indemnify and hold harmless all current and former officers and directors of Kodiak and its subsidiaries, to the same extent such persons are indemnified and held harmless as of the date of the arrangement agreement pursuant to Kodiak’s articles of incorporation or by-laws, for acts or omissions occurring at or prior to the completion of the arrangement, including those in respect of the arrangement and the other transactions contemplated by the arrangement agreement. Additionally, Kodiak may purchase a “tail” insurance policy with respect to directors’ and officers’ liability insurance with an extended reporting period of at least six years.

Expenses

Kodiak and Whiting have generally agreed to pay their own costs and expenses incurred in connection with the arrangement and the arrangement agreement, with the exception that (i) each party will pay 50% of the filing fee in connection with any filing made under all applicable regulatory loans for the acquisition of Kodiak common stock, (ii) each party will pay 50% of the filing, printing and mailing costs in connection with this joint proxy statement/circular and (iii) a party may be required to provide the other party with reimbursement of expenses in connection with the termination of the arrangement agreement. See “—Termination of Arrangement Agreement” for a description of the events that may result in one party being required to reimburse the other party for expenses in connection with the termination of the arrangement agreement.

Election to Whiting Board of Directors

In connection with the consummation of the arrangement, Whiting has agreed to take all necessary corporate action to appoint Lynn A. Peterson and James E. Catlin to the Whiting board of directors.

Whiting’s Financing and Consent Solicitations

Subject to certain specified limitations, Kodiak has agreed, if reasonably requested, to cooperate with Whiting in connection with Whiting’s efforts to obtain debt financing and with respect to consent solicitations of Kodiak noteholders. These efforts include, among other things, commercially reasonable efforts to provide financial and other information, participate in meetings, assist in the preparation of customary documents for the debt financing, cooperate in the marketing efforts for the debt financing and provide accounting comfort letters, legal opinions and other documents.

Other Covenants

The arrangement agreement contains certain other covenants, including covenants relating to Kodiak engaging in pre-closing reorganization transactions, access and information, public announcements, notification of certain matters, the defense and settlement of litigation related to the transactions contemplated by the arrangement agreement and tax matters.

Representations and Warranties

The arrangement agreement contains customary representations and warranties, many of which are qualified by material adverse effect, made by each of Whiting and Kodiak. The statements embodied in those representations and warranties were made solely for purposes of the arrangement agreement among Whiting, Kodiak and Whiting Canadian Sub and are subject to important qualifications and limitations agreed to by Whiting and Kodiak in connection with negotiating its terms.

Moreover, some of those representations and warranties may not be accurate or complete as of any specified date, may be subject to a contractual standard of materiality different from those generally applicable to shareholders or may have been used for the purpose of allocating risk between Whiting and Kodiak rather than establishing matters as facts.

The representations and warranties relate to:

•	organization and qualification;

•	subsidiaries;

•	capitalization;

•	corporate authority;

•	absence of conflicts or defaults under organizational documents, contracts and applicable laws as a result of the transactions contemplated by the arrangement agreement;

•	filing with the SEC; financial statements; no undisclosed liabilities; Sarbanes-Oxley Act;

•	tax matters;

•	absence of certain changes;

•	litigation; orders;

•	compliance with laws;

•	environmental matters;

•	certain contracts;

•	properties and assets;

•	reserve reports;

•	board approvals;

•	opinions of financial advisors;

•	this joint proxy statement/circular; and

•	brokers.

The arrangement agreement also contains certain representations and warranties made solely by Whiting with respect to continuing employee benefit plans and made solely by Kodiak with respect to (i) permits,

(ii) labor and employment matters, (iii) intellectual property, (iv) derivative contracts, (v) insurance, (vi) interested party transactions, (vii) certain tax and securities law matters and (viii) foreign entity status.

As used in the arrangement agreement, the term “material adverse effect” means with respect to either Kodiak or Whiting, as applicable, any change, effect, condition, factor or circumstance that is or is reasonably likely to (i) be materially adverse to the business, results of operations, prospects, properties, condition (financial or otherwise), assets or liabilities of such party and its subsidiaries taken as a whole, or (ii) materially impede such party from consummating the transactions contemplated by the arrangement agreement. However, the following effects, either alone or in combination, will not be taken into account in determining whether there has been a material adverse effect:

•	except for any effect that has a materially disproportionate impact on the business, results of operations, prospects, properties, condition (financial or otherwise), assets or liabilities of Kodiak or Whiting (as applicable) relative to similarly situated companies to the extent engaged in the industries in which Kodiak or Whiting (as applicable) or any of its subsidiaries conducts its business:

•	any developments or occurrences relating to or affecting domestic or foreign economic or political conditions in general or the securities, commodities or financial markets in general;

•	any commencement, continuation or escalation of any act of terrorism or war (whether declared or undeclared);

•	any natural disasters;

•	any developments or occurrences relating to or affecting the industries in which the parties or any of its subsidiaries operate; or

•	any changes in or interpretations of any applicable law or generally accepted accounting practice;

•	any acts or omissions of Kodiak or Whiting, as applicable, or any of its subsidiaries prior to the closing contemplated by the arrangement agreement, the execution, delivery and performance of the arrangement agreement, or any acts or omissions taken at the request, or with the approval, of the other party;

•	any failure by Kodiak or Whiting to meet any financial projections, forecasts or estimates of revenues, earnings or other financial metrics for any period (although the facts and circumstances that give rise to such failure may be taken into account); or

•	any change in the trading price or trading volume of either parties’ securities and any change to the parties’ credit ratings.

The representations and warranties of the parties do not survive the completion of the transaction.

Termination of Arrangement Agreement

Right to Terminate

The arrangement agreement may be terminated in any of the following ways:

•	by mutual written consent of Whiting and Kodiak;

•	by either Whiting or Kodiak if:

•	a law or order has been enacted, entered or promulgated prohibiting or permanently restraining the consummation of the transactions contemplated by the arrangement agreement;

•	the arrangement has not been consummated on or prior to the date that is 180 days after the date of the arrangement agreement, unless the failure to complete the arrangement is the result of breach of the arrangement agreement in any material respect by the party seeking to terminate the arrangement agreement, provided that the termination date will automatically be extended for a period not to exceed 60 days if the only unsatisfied condition to the completion of the arrangement is the expiration or termination of the waiting period under the HSR Act;

•	the other party has breached or failed to perform in any material respect any of its representations, warranties or covenants contained in the arrangement agreement, such breach or failure to perform would result in any condition precedent not being satisfied and the breach is incapable of being cured within 30 days after receiving written notice of such breach or has not been cured within such 30-day time period;

•	the approval of the continuance resolution by the Kodiak shareholders or the arrangement resolution by the Kodiak securityholders is not obtained;

•	the interim order or the final order is not obtained from the court;

•	the approval of the share issuance proposal by the Whiting stockholders is not obtained;

•	if any of the following actions has occurred:

•	the other party has materially breached its covenants set forth under “—Covenants—No Solicitation of Other Offers” and “—Covenants—Change of Board Recommendations or Termination of Arrangement Agreement for Superior Proposal”;

•	the board of directors of the other party has failed to make its recommendation to approve the transaction or has effected an adverse recommendation change, whether or not permitted by the terms of the arrangement agreement;

•	the board of directors of the other party has failed to reconfirm its recommendation to shareholders to approve the arrangement within five business days after a written request to do so;

•	the other party has materially breached its obligations under the arrangement agreement by reason of a failure to call or conduct its shareholders meeting;

•	the board of directors of the other party has recommended to its shareholders any takeover proposal or superior proposal;

•	the other party has entered into any agreement, letter of intent, agreement-in-principle, acquisition agreement or other instrument contemplating or otherwise relating to any takeover proposal or superior proposal or requiring such other party to abandon, terminate or fail to consummate any of the transactions contemplated by the arrangement agreement; or

•	the board of directors of such party has approved or recommended, or such party has entered into a definitive agreement with respect to, a superior proposal.

Notwithstanding the above, neither Whiting nor Kodiak may terminate the arrangement agreement unless the terminating party has made all payments required to be made as outlined below.

Termination Fees/Reimbursement of Expenses Payable by Kodiak

Kodiak will be required to pay a termination fee of $130 million to Whiting and reimburse Whiting and its subsidiaries up to $10 million for all reasonable out-of-pocket expenses incurred in connection with the negotiation, preparation, execution and performance of the arrangement agreement in the event that:

•

Whiting terminates the arrangement agreement because (i) Kodiak materially breaches its non-solicitation covenants, (ii) the board of directors of Kodiak fails to make the Kodiak recommendation to its securityholders or effects an adverse recommendation change, (iii) the board of directors of Kodiak fails to reconfirm its recommendation within five business days after a written request to do so, (iv) Kodiak materially breaches its obligations under the arrangement agreement by reason of a failure to call or conduct its meeting of shareholders, (v) the Kodiak board of directors recommends to its shareholders a takeover proposal or a superior proposal; or (vi) Kodiak enters into any agreement, letter of intent, agreement-in-principle, acquisition agreement or other instrument contemplating or otherwise relating to any takeover proposal or superior proposal or requiring Kodiak to abandon, terminate or fail to consummate any of the transactions contemplated by the arrangement agreement;

•	Kodiak terminates because the Kodiak board of directors approves or recommends, or Kodiak enters into a definitive agreement with respect to, a superior proposal; or

•	the arrangement agreement is terminated for one of the following reasons and (i) a takeover proposal has been publicly announced or otherwise publicly communicated to the senior management, the board of directors or shareholders of Kodiak that is not publicly withdrawn without qualification prior to ten business days before termination and (ii) prior to the date that is 12 months after the effective date of such termination, Kodiak enters into a definitive agreement with respect to a takeover proposal or a takeover proposal is consummated:

•	Whiting or Kodiak terminates the arrangement agreement because the arrangement has not been consummated on or prior to the date that is 180 days after the date of the arrangement agreement, and provided the termination date has not been automatically extended for a period not to exceed 60 days to the extent necessary to obtain required regulatory approvals;

•	Whiting terminates the arrangement agreement because Kodiak has breached in any material respect any of its representations, warranties or covenants contained in the arrangement agreement and such breach is incapable of being cured within 30 days after receiving written notice of such breach or has not been cured within such 30-day time period;

•	Whiting or Kodiak terminates the arrangement agreement because Kodiak fails to obtain shareholder approval of the continuance resolution or securityholder approval of the arrangement resolution; or

•	Whiting or Kodiak terminates the arrangement agreement because the approval of the arrangement by the court is not obtained on terms consistent with the arrangement agreement; provided, any costs Whiting reimbursed subject to the following paragraph shall reduce the amount of the $130 million termination fee due.

Kodiak will be required to reimburse Whiting and its subsidiaries for up to $10 million for all reasonable out-of-pocket expenses incurred in connection with the negotiation, preparation, execution and performance of the arrangement agreement assuming no takeover proposal had been publicly announced and not withdrawn in the event that:

•	Whiting or Kodiak terminates the arrangement agreement because Kodiak fails to obtain shareholder approval of the continuance resolution or securityholder approval of the arrangement resolution;

•	Whiting terminates the arrangement agreement because Kodiak has breached in any material respect any of its representations, warranties or covenants contained in the arrangement agreement and such breach is incapable of being cured within 30 days after receiving written notice of such breach or has not been cured within such 30-day time period; or

•	Whiting or Kodiak terminates the arrangement agreement because the arrangement has not been consummated on or prior to the date that is 180 days after the date of the arrangement agreement (subject to the 60 day extension), the Kodiak special meeting has not occurred and a material adverse effect with respect to Kodiak has occurred.

Termination Fees/Reimbursement of Expenses Payable by Whiting

Whiting will be required to pay a termination fee of $130 million to Kodiak and reimburse Kodiak and its subsidiaries up to $10 million for all reasonable out-of-pocket expenses incurred in connection with the negotiation, preparation, execution and performance of the arrangement agreement in the event that:

•	Kodiak terminates the arrangement agreement because (i) Whiting materially breaches its non-solicitation covenants, (ii) the board of directors of Whiting fails to make the Whiting recommendation to its stockholders or effects an adverse recommendation change, (iii) the board of directors of Whiting fails to reconfirm its recommendation within five business days after a written request to do so, (iv) Whiting materially breaches its obligations under the arrangement agreement by reason of a failure to call or conduct its meeting of stockholders, (v) the Whiting board of directors recommends to its stockholders a takeover proposal or a superior proposal; or (vi) Whiting enters into any agreement, letter of intent, agreement-in-principle, acquisition agreement or other instrument contemplating or otherwise relating to any takeover proposal or superior proposal or requiring Whiting to abandon, terminate or fail to consummate any of the transactions contemplated by the arrangement agreement;

•	Whiting terminates because the Whiting board of directors approves or recommends, or Whiting enters into a definitive agreement with respect to, a superior proposal; or

•	the arrangement agreement is terminated for one of the following reasons and (i) a takeover proposal has been publicly announced or otherwise publicly communicated to the senior management, the board of directors or shareholders of Whiting that is not publicly withdrawn without qualification prior to ten business days before termination and (ii) prior to the date that is 12 months after the effective date of such termination, Whiting enters into a definitive agreement with respect to a takeover proposal or a takeover proposal is consummated:

•	Whiting or Kodiak terminates the arrangement agreement because the arrangement has not been consummated on or prior to the date that is 180 days after the date of the arrangement agreement (subject to the 60 day extension) and the Whiting special meeting has not occurred;

•	Kodiak terminates the arrangement agreement because Whiting has breached in any material respect any of its representations, warranties or covenants contained in the arrangement agreement and such breach is incapable of being cured within 30 days after receiving written notice of such breach or has not been cured within such 30-day time period; or

•	Whiting or Kodiak terminates the arrangement agreement because Whiting fails to obtain stockholder approval of the share issuance proposal; provided, any costs Whiting reimbursed subject to the following paragraph shall reduce the amount of the $130 million termination fee due.

Whiting will be required to reimburse Kodiak and its subsidiaries for up to $10 million for all reasonable out-of-pocket expenses incurred in connection with the negotiation, preparation, execution and performance of the arrangement agreement assuming no takeover proposal had been publicly announced and not withdrawn in the event that:

•	Whiting or Kodiak terminates the arrangement agreement because Whiting fails to obtain stockholder approval of share issuance proposal;

•	Kodiak terminates the arrangement agreement because Whiting has breached in any material respect any of its representations, warranties or covenants contained in the arrangement agreement and such breach is incapable of being cured within 30 days after receiving written notice of such breach or has not been cured within such 30-day time period; or

•	Whiting or Kodiak terminates the arrangement agreement because the arrangement has not been consummated on or prior to the date that is 180 days after the date of the arrangement agreement (subject to the 60 day extension), the Whiting special meeting has not occurred and a material adverse effect with respect to Whiting has occurred.

Amendments, Extensions and Waivers

Amendments

The arrangement agreement may be amended by the parties. All such amendments must be in writing signed by each party.

Extensions and Waivers

At any time prior to the completion of the arrangement, any party to the arrangement agreement may:

•	extend the time for the performance of any of the obligations or other acts of any other party;

•	waive any inaccuracies in the representations and warranties contained in the arrangement agreement or in any document delivered pursuant to the arrangement agreement; and

•	waive compliance by any other party with any of the covenants or conditions contained in the arrangement agreement.

All extensions and waivers must be in writing and signed on behalf of the applicable party.

Governing Law

The arrangement agreement is governed by Delaware law except for matters subject to or contemplated by the BCBCA, including the plan of arrangement set forth on Annex D, which is governed by the laws of the Province of British Columbia and federal laws applicable thereto.

INFORMATION ABOUT THE COMPANIES

Whiting

Whiting is an independent oil and gas company engaged in exploration, development, acquisition and production activities primarily in the Rocky Mountains and Permian Basin regions of the United States. Whiting’s largest projects are in the Bakken and Three Forks plays in North Dakota, the Niobrara play in northeast Colorado and its Enhanced Oil Recovery field in Texas. Since Whiting’s inception in 1980, it has built a strong asset base and achieved steady growth through property acquisitions, development and exploration activities. Whiting believes the combination of acquisitions, subsequent development and organic drilling provides it with a broad set of growth alternatives and allows it to direct its capital resources to what Whiting believes to be the most advantageous investments.

As of December 31, 2013, Whiting’s estimated proved reserves totaled 438.5 MMBOE. Whiting’s second quarter 2014 average daily production was 109.8 MBOE/d. For the six months ended June 30, 2014 and year ended December 31, 2013, Whiting had total revenues of approximately $1.6 billion and $2.8 billion and net income available to common shareholders of approximately $260.5 million and $365.5 million, respectively.

Whiting’s principal offices are located at 1700 Broadway, Suite 2300, Denver, Colorado 80290, and its telephone number is (303) 837-1661. Whiting common stock is listed on the NYSE, trading under the symbol “WLL.”

Kodiak

Kodiak is an independent energy company focused on the exploration, exploitation, acquisition and production of crude oil and natural gas in the United States. Kodiak has developed an oil and natural gas asset base of proved reserves, as well as a portfolio of development and exploratory drilling opportunities within a high-potential resource play. Kodiak’s oil and natural gas reserves and operations are concentrated in the Williston Basin of North Dakota.

As of December 31, 2013, Kodiak’s estimated proved reserves totaled 167.3 MMBOE. Kodiak’s second quarter 2014 average daily production was 38.3 MBOE/d. For the six months ended June 30, 2014 and year ended December 31, 2013, Kodiak had total revenues of approximately $557.0 million and $904.6 million and net income of approximately $50.3 million and $141.4 million, respectively.

Kodiak’s principal offices are located at 1625 Broadway, Suite 250, Denver, Colorado 80202, and its telephone number is (303) 592-8075. Kodiak common stock is listed on the NYSE, trading under the symbol “KOG.”

Whiting Canadian Sub

Whiting Canadian Sub, a wholly-owned subsidiary of Whiting, is a company organized and existing under the laws of British Columbia, Canada. Whiting Canadian Sub was incorporated for the purpose of effecting the arrangement and has not conducted any activities other than those incidental to its formation and the matters contemplated by the arrangement agreement.

WHITING SPECIAL MEETING

Date, Time and Place of the Special Meeting

The special meeting of Whiting stockholders will be held will be held at [                    ], [                    ], [                    ] on [                    ], 2014, at [                    ] [    ].m., Mountain Time (the “Whiting special meeting”). On or about [                    ], 2014, Whiting commenced mailing this joint proxy statement/circular and the enclosed form of proxy to its stockholders entitled to vote at the Whiting special meeting.

Matters to be Considered at the Whiting Special Meeting

At the Whiting special meeting, Whiting stockholders will be asked to:

•	consider and vote upon the proposal to approve the issuance of Whiting common stock, par value $0.001 per share, pursuant to the arrangement agreement (the “share issuance proposal”); and

•	consider and vote upon the proposal to approve any motion to adjourn the Whiting special meeting, if necessary or appropriate, to solicit additional proxies (the “Whiting adjournment proposal”).

Whiting stockholder approval of the share issuance proposal is required to complete the arrangement.

Recommendations of the Whiting Board of Directors

The Whiting board of directors has unanimously approved the arrangement agreement and the transactions contemplated thereby and recommends that you vote:

•	“FOR” the share issuance proposal; and

•	“FOR” the Whiting adjournment.

See “The Arrangement—Whiting Recommendation and Reasons for the Arrangement.”

Whiting Record Date; Shares Entitled to Vote

Only Whiting stockholders of record at the close of business on [                    ], 2014 (the “Whiting record date”) will be entitled to notice of, and to vote at, the Whiting special meeting or any adjournments or postponements thereof.

As of the Whiting record date, there were [            ] shares of Whiting common stock outstanding and entitled to vote at the Whiting special meeting. Each share of Whiting common stock outstanding on the Whiting record date entitles the holder thereof to one vote on each proposal to be considered at the Whiting special meeting, in person or by proxy through the Internet or by telephone or by a properly executed and delivered proxy with respect to the Whiting special meeting.

A complete list of stockholders entitled to vote at the Whiting special meeting will be available for examination by any Whiting stockholder at Whiting’s principal executive offices, for purposes pertaining to the Whiting special meeting, during normal business hours for a period of ten days before the Whiting special meeting and at the Whiting special meeting.

Quorum

The presence at the Whiting special meeting, in person or by proxy, of the holders of a majority of the shares of Whiting common stock issued and outstanding on the record date for the Whiting special meeting will constitute a quorum for the transaction of business. Abstentions will be treated as shares that are present for purposes of determining the presence of a quorum. Broker non-votes will not be treated as shares that are present for purposes of determining the presence of a quorum. If a quorum is not present, the Whiting special meeting may be adjourned by the vote of a majority of the shares of Whiting common stock present in person or represented by proxy at the Whiting special meeting until a quorum has been obtained.

Required Vote

Required Vote to Approve the Share Issuance Proposal

The affirmative vote of the holders of a majority of the shares of Whiting common stock having voting power present in person or represented by proxy at the Whiting special meeting (assuming a quorum is present) is required to approve the share issuance proposal.

Required Vote to Approve the Whiting Adjournment Proposal

The affirmative vote of the holders of a majority of the shares of Whiting common stock having voting power present in person or represented by proxy at the Whiting special meeting (assuming a quorum is present) is required to approve the Whiting adjournment proposal.

Treatment of Abstentions; Failure to Vote

For purposes of the Whiting special meeting, an abstention occurs when a Whiting stockholder attends the Whiting special meeting, either in person or by proxy, but abstains from voting.

•	For the share issuance proposal, if a Whiting stockholder present in person at the Whiting special meeting abstains from voting, or responds by proxy with an “abstain” vote, it will have the same effect as a vote cast “AGAINST” such proposal. Assuming a quorum is present, if a Whiting stockholder is not present in person at the Whiting special meeting and does not respond by proxy, it will have no effect on the vote count for such proposal.

•	For the Whiting adjournment proposal, if a Whiting stockholder present in person at the Whiting special meeting abstains from voting, or responds by proxy with an “abstain” vote, it will have the same effect as a vote cast “AGAINST” this proposal. Assuming a quorum is present, if a Whiting stockholder is not present in person at the Whiting special meeting and does not respond by proxy, it will have no effect on the vote count for such proposal.

Voting of Proxies; Incomplete Proxies

Giving a proxy means that a Whiting stockholder authorizes the persons named in the enclosed proxy card to vote its shares at the Whiting special meeting in the manner it directs. A Whiting stockholder of record may vote by proxy or in person at the meeting. To vote by proxy, a Whiting stockholder may use one of the following methods if it is a registered holder (that is, it holds its stock in its own name):

•	telephone voting, by dialing the toll-free number and following the instructions on the proxy card;

•	via the Internet, by going to the web address shown on the proxy card and following the instructions on the proxy card; or

•	mail, by completing, signing and returning the proxy card in the enclosed envelope. The envelope requires no additional postage if mailed in the United States.

Whiting requests that Whiting stockholders vote by telephone, over the Internet or by completing and signing the accompanying proxy and returning it to Whiting as soon as possible in the enclosed postage-paid envelope. When the accompanying proxy is returned properly executed, the shares of Whiting common stock represented by it will be voted at the Whiting special meeting in accordance with the instructions contained on the proxy card.

If any proxy is returned without indication as to how to vote, the shares of Whiting common stock represented by the proxy will be voted as recommended by the Whiting board of directors. Unless a Whiting stockholder checks the box on its proxy card to withhold discretionary authority, the proxyholders may use their discretion to vote on other matters relating to the Whiting special meeting.

If a Whiting stockholder’s shares are held in “street name,” through a broker, bank or other nominee, that institution will send the stockholder separate instructions describing the procedure for voting such stockholder’s shares. “Street name” Whiting stockholders who wish to vote at the meeting will need to obtain a “legal proxy” form from their broker, bank or other nominee.

Every Whiting stockholder’s vote is important. Accordingly, each Whiting stockholder should sign, date and return the enclosed proxy card, or vote via the Internet or by telephone, whether or not the Whiting stockholder plans to attend the Whiting special meeting in person.

Shares Held in Street Name

If you are a Whiting stockholder and your shares of Whiting common stock are held in “street name” through a broker, bank or other nominee, you must provide the record holder of your shares with instructions on how to vote the shares. Please follow the voting instructions provided by the broker, bank or other nominee. You may not vote shares of Whiting common stock held in “street name” by returning a proxy card directly to Whiting or by voting in person at the Whiting special meeting unless you provide a “legal proxy,” which you must obtain from your broker, bank or other nominee. Further, brokers, banks or other nominees who hold shares of Whiting common stock on behalf of their customers may not give a proxy to Whiting to vote those shares with respect to any of the proposals without specific instructions from their customers, as brokers, banks and other nominees do not have discretionary voting power on these matters. Therefore, if you are a Whiting stockholder whose shares of Whiting common stock are held in “street name” and you do not instruct your broker, bank or other nominee on how to vote your shares:

•	your broker, bank or other nominee may not vote your shares of Whiting common stock on the share issuance proposal, which broker non-votes will have no effect on the vote count for such proposal; and

•	your broker, bank or other nominee may not vote your shares of Whiting common stock on the Whiting adjournment proposal, which broker non-votes will have no effect on the vote count for such proposal.

Revocability of Proxies and Changes to a Whiting Stockholder’s Vote

A Whiting stockholder of record has the power to change its vote at any time before its shares are voted at the Whiting special meeting by:

•	notifying Whiting’s Corporate Secretary in writing at 1700 Broadway, Suite 2300, Denver, Colorado 80290-2300 that the stockholder is revoking its proxy;

•	executing and delivering a later dated proxy card or submitting a later dated vote by telephone or on the Internet; or

•	voting in person at the Whiting special meeting (although attendance at the Whiting special meeting will not in and of itself constitute a revocation of a proxy).

Proxies submitted by telephone or via the Internet must be received by 1:00 a.m. Mountain Time on [                    ], 2014. If you are a Whiting stockholder of record, revocation of your proxy or voting instructions through the Internet, by telephone or by mail must be received prior to the start of the Whiting special meeting, although you may also revoke your proxy by attending the Whiting special meeting and voting in person. However, if a Whiting stockholder has shares held through a broker, bank or other nominee, the stockholder may revoke its instructions only by informing the custodian in accordance with any procedures it has established.

Solicitation of Proxies

The solicitation of proxies from Whiting stockholders is made on behalf of the Whiting board of directors. Whiting and Kodiak will generally share equally the cost and expenses of printing and mailing this joint proxy statement/circular and all fees paid to the SEC. Whiting will pay the costs of soliciting and obtaining proxies from Whiting stockholders, including the cost of reimbursing brokers, banks and other financial institutions for forwarding proxy materials to their customers. Proxies may be solicited, without extra compensation, by Whiting officers and employees by mail, telephone, fax, personal interviews or other methods of communication. Whiting has engaged the firm of Innisfree M&A Incorporated to assist Whiting in the distribution and solicitation of proxies for an estimated fee of $30,000 plus certain disbursements and expenses.

Voting by Whiting Directors and Executive Officers

On the Whiting record date, directors and executive officers of Whiting and their affiliates owned and were entitled to vote [            ] shares of Whiting common stock, representing approximately [    ]% of the shares of Whiting common stock outstanding on that date. Whiting currently expects that its directors and executive officers will vote their shares in favor of the share issuance proposal, although none of them has entered into any agreements obligating them to do so.

Attending the Whiting Special Meeting

Subject to space availability, all Whiting stockholders as of the Whiting record date, or their duly appointed proxies, may attend the meeting. Since seating is limited, admission to the meeting will be on a first-come, first-served basis. Registration and seating will begin at [                    ] [    ].m., Mountain Time.

If you hold shares of Whiting common stock in “street name” through a broker, bank or other nominee and you wish to attend the Whiting special meeting, you need to bring a copy of a brokerage or bank statement to the Whiting special meeting reflecting your stock ownership as of the Whiting record date. “Street name” shareholders who wish to vote at the meeting will need to obtain a “legal proxy” form from their broker, bank or other nominee.

WHITING PROPOSALS

Item 1.	The Share Issuance Proposal

It is a condition to completion of the arrangement that Whiting issue shares of Whiting common stock in the arrangement. When the arrangement becomes effective, each share of Kodiak common stock outstanding immediately before the arrangement will be exchanged for 0.177 of a share of Whiting common stock. This exchange ratio is fixed and will not be adjusted to reflect stock price changes of either company prior to the completion of the arrangement.

Under the New York Stock Exchange Listed Company Manual, a company listed on the New York Stock Exchange is required to obtain stockholder approval prior to the issuance of common stock, or of securities convertible into or exercisable for common stock, in any transaction or series of related transactions if the number of shares of common stock to be issued is, or will be upon issuance, equal to or in excess of 20% of the number of shares of common stock outstanding before the issuance of the common stock or of securities convertible into or exercisable for common stock. If the arrangement is completed, it is currently estimated that Whiting will issue approximately [            ] shares of Whiting common stock in connection with the arrangement, including shares of Whiting common stock issuable in exchange for outstanding Kodiak equity awards. The aggregate number of shares of Whiting common stock to be issued in the arrangement will exceed 20% of the shares of Whiting common stock outstanding before such issuance, and for this reason, Whiting must obtain the approval of Whiting stockholders for the issuance of shares of Whiting common stock to Kodiak shareholders in connection with the arrangement.

The affirmative vote of the holders of a majority of the shares of Whiting common stock having voting power present in person or represented by proxy at the Whiting special meeting (assuming a quorum is present) is required to approve the share issuance proposal. The issuance of these shares of Whiting common stock to Kodiak shareholders is necessary to effect the arrangement, and the approval of the share issuance proposal is required for completion of the arrangement.

The Whiting board of directors recommends a vote “FOR” the share issuance proposal.

Item 2.	The Whiting Adjournment Proposal

The Whiting special meeting may be adjourned to another time or place, if necessary or appropriate, to permit, among other things, further solicitation of proxies to obtain additional votes in favor of the share issuance proposal.

If, at the Whiting special meeting, the number of shares of Whiting common stock present or represented and voting in favor of the share issuance proposal is insufficient to approve such proposal, Whiting intends to move to adjourn the Whiting special meeting in order to enable the Whiting board of directors to solicit additional proxies for approval of the share issuance proposal.

In the Whiting adjournment proposal, Whiting is asking its stockholders to authorize the holder of any proxy solicited by the Whiting board of directors to vote in favor of granting discretionary authority to the proxyholders, and each of them individually, to adjourn the Whiting special meeting to another time and place for the purpose of soliciting additional proxies. If the Whiting stockholders approve the Whiting adjournment proposal, Whiting could adjourn the Whiting special meeting and any adjourned session of the Whiting special meeting and use the additional time to solicit additional proxies, including the solicitation of proxies from Whiting stockholders who have previously voted. The affirmative vote of the holders of a majority of the shares of Whiting common stock having voting power present in person or represented by proxy at the Whiting special meeting is required to approve the Whiting adjournment proposal.

The Whiting board of directors recommends a vote “FOR” the Whiting adjournment proposal.

Other Matters to Come Before the Meeting

No other matters are intended to be brought before the special meeting by Whiting, and Whiting does not know of any matters to be brought before the Whiting special meeting by others. If, however, any other matters properly come before the Whiting special meeting, the persons named in the proxy will vote the shares represented thereby in accordance with the judgment of management on any such matter.

KODIAK SPECIAL MEETING

Date, Time and Place of the Special Meeting

The special meeting of Kodiak securityholders will be held on [                    ], 2014 at [            ], at [            ]. On or about [                    ], 2014, Kodiak commenced mailing this joint proxy statement/circular and the enclosed form of proxy to its securityholders entitled to vote at the Kodiak special meeting.

Matters to be Considered at the Kodiak Special Meeting

At the Kodiak special meeting, Kodiak shareholders and securityholders, as applicable, will be asked to:

•	consider and vote upon the continuance resolution;

•	consider and vote upon the arrangement resolution;

•	consider and vote upon the arrangement-related compensation proposal; and

•	consider and vote upon the Kodiak adjournment proposal.

Kodiak shareholder approval of the continuance resolution and the shareholder and securityholder approval of the arrangement resolution are required to complete the arrangement.

Recommendations of the Kodiak Board of Directors

The Kodiak board has unanimously determined that the arrangement is advisable and in the best interests of Kodiak and its securityholders and unanimously recommends that Kodiak shareholders and securityholders, as applicable, vote:

•	“FOR” the continuance resolution;

•	“FOR” the arrangement resolution;

•	“FOR” the arrangement-related compensation proposal; and

•	“FOR” the Kodiak adjournment proposal.

See “The Arrangement—Kodiak Recommendation and Reasons for the Arrangement.”

Kodiak Record Date; Shares Entitled to Vote

Only Kodiak securityholders of record at the close of business on [                    ], 2014, which is referred to as the Kodiak record date, will be entitled to notice of, and to vote at, the Kodiak special meeting or any adjournments or postponements thereof.

As of the Kodiak record date, there were [            ] shares of Kodiak common stock outstanding and entitled to vote at the Kodiak special meeting. Each share of Kodiak common stock outstanding on the Kodiak record date entitles the holder thereof to one vote on each proposal to be considered at the Kodiak special meeting, in person or by proxy through the Internet or by telephone or by a properly executed and delivered proxy with respect to the Kodiak special meeting.

As of the Kodiak record date, there were [            ] Kodiak RSUs, options and restricted stock awards outstanding and entitled to vote on the arrangement resolution at the Kodiak special meeting. Each Kodiak RSU, option and restricted stock award entitles the holder thereof to one vote on the arrangement resolution, with such holders voting together as a class.

A complete list of securityholders entitled to vote at the Kodiak special meeting will be available for examination by any Kodiak securityholder at Kodiak’s principal executive offices, for purposes pertaining to the Kodiak special meeting, during normal business hours for a period of ten days before the Kodiak special meeting and at the Kodiak special meeting.

Quorum

The presence at the Kodiak special meeting, in person or by proxy, of two persons, each being a securityholder entitled to vote or a duly appointed proxy for an absent securityholder so entitled and together holding or representing by proxy not less than 5% of the outstanding shares of Kodiak entitled to vote at the special meeting will constitute a quorum for the transaction of business at the Kodiak special meeting.

Abstentions will count for the purpose of determining the presence of a quorum for the transaction of business at each special meeting. Shares held in “street name” by brokers, banks or other nominees who indicate on their proxies that they do not have discretionary authority to vote the shares as to a particular matter and have not received voting instructions from their clients will not count for the purpose of determining the presence of a quorum for the transaction of business.

If a quorum is not present within one-half hour of the time appointed for convening the Kodiak special meeting, Kodiak shareholders present or represented by proxy may adjourn the special meeting to a fixed time and place but may not transact any other business; provided, however, that if no provision for adjournment is made at the special meeting, or any adjournment thereof, at which a quorum is not present, the special meeting shall be dissolved.

Required Vote

Required Vote to Approve the Continuance Resolution

Approval of the continuance resolution requires the affirmative vote of at least two-thirds of the votes cast on the continuance resolution by those holders of shares of Kodiak common stock present in person or represented by proxy, each common share entitling the holder thereof to one vote on the continuance resolution.

Required Vote to Approve the Arrangement Resolution

Approval of the arrangement resolution requires the affirmative vote of at least two-thirds of the votes cast on the arrangement resolution by: (i) those holders of Kodiak common stock present in person or represented by proxy, each common share entitling the holder thereof to one vote on the arrangement resolution and (ii) those holders of shares of Kodiak common stock and holders of Kodiak RSUs, options and restricted stock awards present in person or represented by proxy voting together as a class, with each Kodiak RSU, option and restricted stock award entitling the holder thereof to that number of votes equal to the number of Kodiak common stock issuable upon the valid exercise of an option, or the valid settlement of an RSU or restricted stock award, as applicable.

Required Vote to Approve the Arrangement-related Compensation Proposal

Approval of the arrangement-related compensation proposal requires that the votes cast in favor of such proposal exceed the votes cast against such proposal. Because the vote on the arrangement-related compensation proposal is advisory only, it will not be binding on either Kodiak or Whiting. Accordingly, if the continuance resolution and the arrangement resolution are approved and the arrangement is completed, the compensation will be payable, subject only to the conditions applicable thereto, regardless of the outcome of the non-binding, advisory vote of Kodiak’s shareholders.

Required Vote to Approve the Kodiak Adjournment Proposal

Approval of the Kodiak adjournment proposal requires that the votes cast in favor of such proposal exceed the votes cast against such proposal.

Treatment of Abstentions; Failure to Vote

For purposes of the Kodiak special meeting, an abstention occurs when a Kodiak securityholder attends the Kodiak special meeting, either in person or by proxy, but abstains from voting.

Abstentions are not counted as votes “for” or “against” the proposals and therefore have no effect on any proposal. If a Kodiak securityholder is not present in person at the Kodiak special meeting and does not respond by proxy, it will have no effect on such proposal (assuming a quorum is present).

Voting of Proxies; Incomplete Proxies

Giving a proxy means that a Kodiak securityholder authorizes the persons named in the enclosed proxy card to vote its securities at the Kodiak special meeting in the manner it directs. A Kodiak securityholder of record may vote by proxy or in person at the meeting. To vote by proxy, a Kodiak securityholder may use one of the following methods if it is a registered holder (that is, it holds its stock in its own name):

•	telephone voting, by dialing the toll-free number and following the instructions on the proxy card;

•	via the Internet, by going to the web address shown on the proxy card and following the instructions on the proxy card; or

•	mail, by completing, signing and returning the proxy card in the enclosed envelope. The envelope requires no additional postage if mailed in the United States.

Kodiak requests that Kodiak securityholders vote by telephone, over the Internet or by completing and signing the accompanying proxy and returning it to Kodiak as soon as possible in the enclosed postage-paid envelope. When the accompanying proxy is returned properly executed, the shares of Kodiak stock represented by it will be voted at the Kodiak special meeting in accordance with the instructions contained on the proxy card.

If any proxy is returned without indication as to how to vote, the shares of Kodiak common stock represented by the proxy will be voted as recommended by the Kodiak Board. Unless a Kodiak securityholder checks the box on its proxy card to withhold discretionary authority, the proxyholders may use their discretion to vote on other matters relating to the Kodiak special meeting.

A Kodiak securityholder has the right to appoint a person (who need not be a Kodiak securityholder) to attend and act for him, her or it and on his, her or its behalf at the Kodiak special meeting other than the persons designated in the form of proxy and may exercise such right by inserting the name in full of the desired person in the blank space provided in the form of proxy and striking out the names now designated.

If a Kodiak shareholder’s shares are held in “street name,” through a broker, bank or other nominee, that institution will send the shareholder separate instructions describing the procedure for voting such shareholder’s shares. “Street name” Kodiak shareholders who wish to vote at the meeting will need to obtain a “legal proxy” form from their broker, bank or other nominee.

Every Kodiak securityholder’s vote is important. Accordingly, each Kodiak securityholder should sign, date and return the enclosed proxy card, or vote via the Internet or by telephone, whether or not the Kodiak securityholder plans to attend the Kodiak special meeting in person.

Shares Held in Street Name

If you are a Kodiak shareholder and your shares are held in “street name” through a broker, bank or other nominee, you must provide the record holder of your shares with instructions on how to vote the shares. Please follow the voting instructions provided by the broker, bank or other nominee. You may not vote shares held in “street name” by returning a proxy card directly to Kodiak or by voting in person at the Kodiak special meeting unless you provide a “legal proxy,” which you must obtain from your broker, bank or other nominee. Further, brokers, banks or other nominees who hold shares of Kodiak common stock on behalf of their customers may not give a proxy to Whiting to vote those shares with respect to any of the proposals without specific instructions from their customers, as brokers, banks and other nominees do not have discretionary voting power on these matters. Therefore, if you are a Kodiak shareholder whose shares are held in “street name” and you do not instruct your broker, bank or other nominee on how to vote your shares, your broker, bank or other nominee may not vote your shares on the proposals, which broker non-votes will have no effect on the vote count for such proposals.

“Street name” shareholders fall into two categories: (i) those who object to their name being made known to Kodiak (“objecting beneficial owners”), and (ii) those who do not object to Kodiak knowing their identity (“non-objecting beneficial owners”). If you are a “street name” shareholder, and Kodiak or its agents have sent the materials for the special meeting directly to you, your name and address and the information pertaining to the shares that you beneficially hold have been obtained in accordance with the applicable Canadian securities laws from the broker, bank or other nominee who holds the shares of Kodiak common stock on your behalf. By choosing to send these materials directly to you, Kodiak has assumed responsibility for (i) delivering these materials to you; and (ii) executing the instructions that you provide by means of the voting instruction form.

Canadian securities laws require brokers, banks and other nominees to seek voting instructions from “street name” shareholders. Each broker, bank or other nominee has its own mailing procedures and provides its own return instructions to clients, which should be carefully followed by “street name” shareholders to ensure that their shares of Kodiak common stock are voted at the special meeting. However, as permitted under applicable Canadian securities laws, Broadridge Financial Solutions, Inc. (“Broadridge”) will deliver the materials for the special meeting to Kodiak’s non-objecting beneficial owners. “Street name” shareholders should note that they are not entitled to use a voting instruction form received from Broadridge to vote Kodiak common stock directly at the special meeting. Instead, the “street name” shareholders must complete the voting instruction form and return it by mail to Broadridge, as applicable, or follow the alternate telephone or internet voting procedures outlined therein. “Street name” shareholders must complete these steps well in advance of the special meeting in order to ensure such Kodiak common stock are voted.

Revocability of Proxies and Changes to a Kodiak Securityholder’s Vote

A Kodiak securityholder of record has the power to change its vote at any time before its securities are voted at the Kodiak special meeting by:

•	notifying Kodiak’s Secretary in writing at 1625 Broadway, Suite 250, Denver, Colorado 80202 that the securityholder is revoking its proxy;

•	executing and delivering a later dated proxy card or submitting a later dated vote by telephone or on the Internet; or

•	voting in person at the Kodiak special meeting (although attendance at the Kodiak special meeting will not in and of itself constitute a revocation of a proxy).

Proxies submitted by telephone or via the Internet must be received before [            ] on [            ], 2014. If you are a Kodiak securityholder of record, revocation of your proxy or voting instructions through the Internet, by telephone or by mail must be received prior to the start of the Kodiak special meeting, although you may also revoke your proxy by attending the Kodiak special meeting and voting in person. However, if a Kodiak shareholder has shares held through a broker, bank or other nominee, the shareholder may revoke its instructions only by informing the custodian in accordance with any procedures it has established.

Solicitation of Proxies

The solicitation of proxies from Kodiak securityholders is made on behalf of the Kodiak board. Kodiak and Whiting will generally share equally the cost and expenses of printing and mailing this joint proxy statement/circular and all fees paid to the SEC. Kodiak will pay the costs of soliciting and obtaining proxies from Kodiak securityholders, including the cost of reimbursing brokers, banks and other financial institutions for forwarding proxy materials to their customers. Proxies may be solicited, without extra compensation, by Kodiak officers and employees by mail, telephone, fax, personal interviews or other methods of communication. Kodiak has engaged the firm of MacKenzie Partners, Inc. to assist Kodiak in the distribution and solicitation of proxies for an estimated fee of $20,000 plus reasonable out-of-pocket expenses for its services.

Voting by Kodiak Directors and Executive Officers

On the Kodiak record date, directors and executive officers of Kodiak and their affiliates owned and were entitled to vote [            ] shares of Kodiak common stock, representing approximately [    ]% of the shares of Kodiak common stock outstanding on that date and [            ] Kodiak options, RSUs and restricted stock awards, representing [    ]% of the Kodiak options, RSUs and restricted stock awards outstanding on that date. Kodiak currently expects that its directors and executive officers will vote their shares in favor of the continuance resolution and arrangement resolution, although none of them has entered into any agreements obligating them to do so.

Attending the Kodiak Special Meeting

Subject to space availability, all Kodiak securityholders as of the Kodiak record date, or their duly appointed proxies, may attend the meeting. Since seating is limited, admission to the meeting will be on a first-come, first-served basis. Registration and seating will begin at [                    ].

If you hold shares of Kodiak common stock in “street name” through a broker, bank or other nominee and you wish to attend the Kodiak special meeting, you need to bring a copy of a brokerage or bank statement to the Kodiak special meeting reflecting your stock ownership as of the Kodiak record date. “Street name” shareholders who wish to vote at the meeting will need to obtain a “legal proxy” form from their broker, bank or other nominee.

KODIAK PROPOSALS

Item 1.	Continuance Resolution

As discussed throughout this joint proxy statement/circular, Kodiak is asking its shareholders to approve the continuance resolution. Holders of Kodiak common stock should read carefully this joint proxy statement/circular in its entirety, including the annexes, for more detailed information concerning the continuance. In particular, holders of Kodiak common stock are directed to the continuance resolution, a copy of which is attached as Annex A to this joint proxy statement/circular. Approval of the continuance resolution is required for completion of the arrangement. In the event that the continuance resolution is approved at the Kodiak special meeting and that, subsequent to the completion of Kodiak continuance, the arrangement is not completed, the rights of Kodiak shareholders will be governed by the BCBCA and the new notice of articles and articles of Kodiak. The rights of the shareholders of a BCBCA company are in certain circumstances different from the rights of the shareholders of a YBCA company. See “Comparison of Rights of Shareholders of Whiting and Kodiak.”

Approval of the continuance resolution requires the affirmative vote of at least two-thirds of the votes cast on the continuance resolution by those holders of Kodiak common stock present in person or represented by proxy, each common share entitling the holder thereof to one vote on the continuance resolution.

The Kodiak board of directors recommends a vote “FOR” the continuance resolution (Item 1).

Item 2.	Arrangement Resolution

As discussed elsewhere in this joint proxy statement/circular, the Kodiak securityholders will consider and vote on a proposal to approve the arrangement resolution, which approval shall include the adoption of the plan of arrangement and the approval of the arrangement agreement. Holders of Kodiak securities should read carefully this joint proxy statement/circular in its entirety, including the annexes, for more detailed information concerning the arrangement. In particular, holders of Kodiak securities are directed to the arrangement resolution, a copy of which is attached as Annex B to this joint proxy statement/circular. Approval of the arrangement resolution is required for completion of the arrangement.

Approval of the arrangement resolution requires the (i) affirmative vote of at least two-thirds of the votes cast on the arrangement resolution by those holders of Kodiak common stock present in person or represented by proxy, voting as one class, each common share entitling the holder thereof to one vote on the arrangement resolution and (ii) affirmative vote of at least two-thirds of the votes cast on the arrangement resolution by those holders of Kodiak common stock and holders of Kodiak RSUs, options and restricted stock awards present in person or represented by proxy voting together as another class, with each Kodiak RSU, option and restricted stock award entitling the holder thereof to that number of votes equal to the number of Kodiak common stock issuable upon the valid exercise of an option, or the valid settlement of an RSU or restricted stock award, as applicable.

The Kodiak board of directors recommends a vote “FOR” the arrangement resolution (Item 2).

Item 3.	Arrangement-Related Compensation Proposal

As required by Section 14A of the Exchange Act and the applicable SEC rules issued thereunder, which were enacted pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, Kodiak is required to submit a proposal to Kodiak shareholders for a non-binding, advisory vote to approve the payment by Kodiak of certain compensation to the named executive officers of Kodiak that is based on or otherwise relates to the arrangement. This proposal, commonly known as the “say-on-golden parachute” proposal and which Kodiak refers to as the arrangement-related compensation proposal, gives Kodiak shareholders the opportunity to vote on a non-binding, advisory basis on the compensation that Kodiak’s named executive officers may be entitled to receive from Kodiak that is based on or otherwise relates to the arrangement.

The compensation and benefits that Kodiak’s named executive officers may be entitled to receive from Kodiak that is based on or otherwise relates to the arrangement is summarized and included in the section entitled “The Arrangement—Quantification of Potential Payments to Kodiak’s Named Executive Officers in Connection with the Arrangement.”

The Kodiak board of directors encourages you to review carefully the named executive officer arrangement-related compensation information disclosed in this joint proxy statement/circular.

The Kodiak board of directors recommends that Kodiak’s shareholders approve the following resolution:

“RESOLVED, that the shareholders of Kodiak approve, on a non-binding, advisory basis, the compensation that will or may become payable to Kodiak’s named executive officers that is based on or otherwise relates to the arrangement as disclosed pursuant to Item 402(t) of Regulation S-K in the section entitled ‘The Arrangement—Quantification of Potential Payments to Kodiak’s Named Executive Officers in Connection with the Arrangement.’”

Approval of the arrangement-related compensation proposal requires that the votes cast in favor of such proposal exceed the votes cast against such proposal. The vote on the arrangement-related compensation proposal is a vote separate and apart from the votes to approve the continuance resolution and the arrangement resolution. Accordingly, shareholders may vote to approve the continuance resolution and the arrangement resolution and vote not to approve the arrangement-related compensation proposal, and vice versa. Because the vote on the arrangement-related compensation proposal is advisory only, it will not be binding on either Kodiak or Whiting. Accordingly, if the continuance resolution and the arrangement resolution are approved and the arrangement is completed, the compensation will be payable, subject only to the conditions applicable thereto, regardless of the outcome of the non-binding, advisory vote of Kodiak’s shareholders.

The Kodiak board of directors recommends a vote “FOR” the arrangement-related compensation proposal (Item 3).

Item 4.	The Kodiak Adjournment Proposal

The Kodiak special meeting may be adjourned to another time or place, if necessary or appropriate, to permit, among other things, further solicitation of proxies to obtain additional votes in favor of the arrangement resolution.

If, at the Kodiak special meeting, the number of shares of Kodiak common stock or Kodiak RSUs, options or restricted stock awards present or represented and voting in favor of the continuance resolution or arrangement resolution is insufficient to approve such proposal, Kodiak intends to move to adjourn the Kodiak special meeting in order to enable the Kodiak board to solicit additional proxies for approval of such resolutions.

In the Kodiak adjournment proposal, Kodiak is asking its shareholders to authorize the holder of any proxy solicited by the Kodiak board to vote in favor of granting discretionary authority to the proxyholders, and each of them individually, to adjourn the Kodiak special meeting to another time and place for the purpose of soliciting additional proxies. If Kodiak shareholders approve the Kodiak adjournment proposal, Kodiak could adjourn the Kodiak special meeting and use the additional time to solicit additional proxies, including the solicitation of proxies from Kodiak shareholders who have previously voted.

Approval of the Kodiak adjournment proposal requires that the votes cast in favor of such proposal exceed the votes cast against such proposal.

The Kodiak board of directors recommends a vote “FOR” the Kodiak adjournment proposal (Item 4).

Other Matters to Come Before the Meeting

No other matters are intended to be brought before the special meeting by Kodiak, and Kodiak does not know of any matters to be brought before the meeting by others. If, however, any other matters properly come before the Kodiak special meeting, the persons named in the proxy will vote the shares represented thereby in accordance with the judgment of management on any such matter.

UNAUDITED PRO FORMA COMBINED FINANCIAL INFORMATION

The following unaudited pro forma combined financial information is derived from the historical consolidated financial statements of Whiting and Kodiak, and has been adjusted to reflect the proposed acquisition of Kodiak by Whiting. Certain of Kodiak’s historical amounts have been reclassified to conform to Whiting’s financial statement presentation. The unaudited pro forma combined balance sheet as of June 30, 2014 gives effect to the arrangement as if it had occurred on June 30, 2014. The unaudited pro forma combined statements of operations for the six months ended June 30, 2014 and the year ended December 31, 2013 both give effect to the arrangement as if it had occurred on January 1, 2013. Additionally, Whiting’s unaudited pro forma statement of operations for the year ended December 31, 2013 gives effect to the sale on July 15, 2013 of its interests in certain oil and gas producing properties located in the Postle and Northeast Hardesty fields in Texas County, Oklahoma as well as certain related assets and liabilities (the “Postle Properties”) as if the disposition had occurred on January 1, 2013.

The unaudited pro forma combined financial statements reflect pro forma adjustments based on available information and certain assumptions that Whiting believes are reasonable and include the following:

•	Whiting’s acquisition of Kodiak, which will be accounted for using the acquisition method of accounting.

•	Adjustments to conform Kodiak’s historical accounting policies related to oil and natural gas properties from the full cost method of accounting to the successful efforts method of accounting used by Whiting.

•	Assumed borrowings under Whiting’s credit facility used to repay all of the debt outstanding under Kodiak’s credit facility.

•	Assumption of Kodiak’s outstanding equity awards, including restricted stock awards, restricted stock units and stock options.

•	Assumed liabilities for the payment of severance costs and bonuses for certain Kodiak executives and employees, as well as other transaction-related expenses.

•	Estimated tax impacts of the pro forma adjustments.

•	Whiting’s disposition of the Postle Properties on July 15, 2013, as if the disposition had occurred on January 1, 2013.

Assumptions and estimates underlying the pro forma adjustments are described in the accompanying notes, which should be read in conjunction with the unaudited pro forma combined financial statements. In Whiting’s opinion, all adjustments that are necessary to present fairly the pro forma information have been made.

The unaudited pro forma combined financial information does not purport to represent what Whiting’s financial position or results of operations would have been had the arrangement actually been consummated on the assumed dates nor are they indicative of future financial position or results of operations. The unaudited pro forma combined financial information does not reflect future events that may occur after the arrangement, including, but not limited to, the anticipated realization of ongoing savings from operating efficiencies. These unaudited pro forma combined financial statements should be read in conjunction with the historical consolidated financial statements and related notes of Whiting and Kodiak for the periods presented.

WHITING PETROLEUM CORPORATION

UNAUDITED PRO FORMA COMBINED BALANCE SHEET

AS OF JUNE 30, 2014

(in thousands)

	Whiting Historical	Kodiak Historical	Pro Forma Adjustments		Whiting Pro Forma Combined
ASSETS
Current assets:
Cash and cash equivalents	$227,083	$11,230	$—		$238,313
Accounts receivable trade, net	464,474	204,823	—		669,297
Prepaid expenses and other	41,566	36,834	2,431	(a)	80,831

Total current assets	733,123	252,887	2,431		988,441

Property and equipment:
Oil and gas properties	11,421,570	4,594,881	1,035,437	(a)	17,051,888
Other property and equipment	234,116	28,538	(17,346)	(a)	245,308

Total property and equipment	11,655,686	4,623,419	1,018,091		17,297,196
Less accumulated depreciation, depletion and amortization	(3,158,917)	(793,007)	793,007	(b)	(3,158,917)

Total property and equipment, net	8,496,769	3,830,412	1,811,098		14,138,279
Goodwill	—	—	1,834,926	(a)	1,834,926
Debt issuance costs	47,845	38,605	(38,605)	(c)	47,845
Other long-term assets	81,231	3,161	—		84,392

TOTAL ASSETS	$9,358,968	$4,125,065	$3,609,850		$17,093,883

LIABILITIES AND EQUITY
Current liabilities:
Accounts payable trade	$144,801	$—	$—		$144,801
Accrued capital expenditures	216,076	141,351	—		357,427
Accrued liabilities and other	219,525	42,367	80,050	(a)(d)	341,942
Revenues and royalties payable	214,147	54,968	—		269,115
Taxes payable	69,505	14,465	40,000	(a)	123,970
Accrued interest	43,057	24,216	—		67,273
Derivative liabilities	24,044	61,548	—		85,592
Deferred income taxes	10,324	—	—		10,324

Total current liabilities	941,479	338,915	120,050		1,400,444
Long-term debt	2,653,512	2,329,634	113,366	(a)(e)	5,096,512
Deferred income taxes	1,436,447	177,974	608,650	(a)	2,223,071
Derivative liabilities	—	4,004	—		4,004
Asset retirement obligations	157,243	19,120	4,000	(a)	180,363
Deferred gain on sale	68,852	—	—		68,852
Other long-term liabilities	4,300	—	13,998	(a)	18,298

Total liabilities	5,261,833	2,869,647	860,064		8,991,544

Equity:
Common stock	120	—	48	(f)	168
Additional paid-in capital	1,583,501	1,036,524	(1,036,524)	(g)
			4,075,073	(f)	5,658,574
Retained earnings	2,505,418	218,894	(218,894)	(g)
			(69,917)	(d)	2,435,501

Total shareholders’ equity	4,089,039	1,255,418	2,749,786		8,094,243
Noncontrolling interest	8,096	—	—		8,096

Total equity	4,097,135	1,255,418	2,749,786		8,102,339

TOTAL LIABILITIES AND EQUITY	$9,358,968	$4,125,065	$3,609,850		$17,093,883

The accompanying notes are an integral part of these unaudited pro forma financial statements.

WHITING PETROLEUM CORPORATION

UNAUDITED PRO FORMA COMBINED STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED JUNE 30, 2014

(in thousands, except per share data)

	Whiting Historical	Kodiak Historical	Pro Forma Adjustments		Whiting Pro Forma Combined
REVENUES AND OTHER INCOME:
Oil, NGL and natural gas sales	$1,547,010	$557,058	$—		$2,104,068
Amortization of deferred gain on sale	15,217	—	—		15,217
Gain on sale of properties	12,355	—	—		12,355
Interest income and other	1,289	86	28,350	(h)	29,725

Total revenues and other income	1,575,871	557,144	28,350		2,161,365

COSTS AND EXPENSES:
Lease operating	233,147	70,192	—		303,339
Production taxes	128,887	59,002	—		187,889
Depreciation, depletion and amortization	503,774	188,694	(73,804)	(i)	618,664
Exploration and impairment	73,619	—	2,220	(j)	75,839
General and administrative	67,889	26,722	(9,753)	(k)	84,858
Interest expense	81,189	50,155	(10,044)	(l)	121,300
Commodity derivative loss, net	50,611	81,095	—		131,706

Total costs and expenses	1,139,116	475,860	(91,381)		1,523,595

INCOME BEFORE INCOME TAXES	436,755	81,284	119,731		637,770
INCOME TAX EXPENSE:
Current	8,355	—	—		8,355
Deferred	167,923	31,000	45,431	(m)	244,354

Total income tax expense	176,278	31,000	45,431		252,709

NET INCOME	260,477	50,284	74,300		385,061
Net loss attributable to noncontrolling interest	36	—	—		36

NET INCOME AVAILABLE TO SHAREHOLDERS	$260,513	$50,284	$74,300		$385,097

EARNINGS PER COMMON SHARE:
Basic	$2.19				$2.31

Diluted	$2.17				$2.29

WEIGHTED AVERAGE SHARES OUTSTANDING:
Basic	118,946		47,483	(n)	166,429

Diluted	120,045		47,789	(n)	167,834

The accompanying notes are an integral part of these unaudited pro forma financial statements.

WHITING PETROLEUM CORPORATION

UNAUDITED PRO FORMA COMBINED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2013

(in thousands, except per share data)

	Whiting Historical	Postle Pro Forma Adjustments		Whiting Pro Forma	Kodiak Historical	Pro Forma Adjustments		Whiting Pro Forma Combined
REVENUES AND OTHER INCOME:
Oil, NGL and natural gas sales	$2,666,549	$(120,868)	(o)	$2,545,681	$904,612	$—		$3,450,293
Loss on hedging activities	(1,958)	—		(1,958)	—	—		(1,958)
Amortization of deferred gain on sale	31,737	—		31,737	—	—		31,737
Gain on sale of properties	128,648	(109,699)	(p)	18,949	—	—		18,949
Interest income and other	3,409	—		3,409	70	41,070	(h)	44,549

Total revenues and other income	2,828,385	(230,567)		2,597,818	904,682	41,070		3,543,570

COSTS AND EXPENSES:
Lease operating	430,221	(24,131)	(o)	406,090	89,305	—		495,395
Production taxes	225,403	(8,183)	(o)	217,220	97,585	—		314,805
Depreciation, depletion and amortization	891,516	(26,585)	(o)	864,931	317,223	(152,455)	(i)	1,029,699
Exploration and impairment	453,210	—		453,210	—	5,653	(j)	458,863
General and administrative	137,994	(1,418)	(q)	136,576	47,224	(14,191)	(k)	169,609
Interest expense	112,936	(9,645)	(r)	103,291	74,301	(19,216)	(l)	158,376
Loss on early extinguishment of debt	4,412	—		4,412	—	—		4,412
Change in Production Participation Plan liability	(6,980)	—		(6,980)	—	—		(6,980)
Commodity derivative (gain) loss, net	7,802	(1,803)	(s)	5,999	45,028	—		51,027

Total costs and expenses	2,256,514	(71,765)		2,184,749	670,666	(180,209)		2,675,206

INCOME (LOSS) BEFORE INCOME TAXES	571,871	(158,802)		413,069	234,016	221,279		868,364
INCOME TAX EXPENSE (BENEFIT):
Current	986	(61,774)	(t)	(60,788)	—	—		(60,788)
Deferred	204,882	—		204,882	92,600	83,963	(m)	381,445

Total income tax expense (benefit)	205,868	(61,774)		144,094	92,600	83,963		320,657

NET INCOME (LOSS)	366,003	(97,028)		268,975	141,416	137,316		547,707
Net loss attributable to noncontrolling interest	52	—		52	—	—		52

NET INCOME (LOSS) AVAILABLE TO SHAREHOLDERS	366,055	(97,028)		269,027	141,416	137,316		547,759
Preferred stock dividends	(538)	—		(538)	—	—		(538)

NET INCOME (LOSS) AVAILABLE TO COMMON SHAREHOLDERS	$365,517	$(97,028)		$268,489	$141,416	$137,316		$547,221

EARNINGS (LOSS) PER COMMON SHARE:
Basic	$3.09	$(0.82)		$2.27				$3.30

Diluted	$3.06	$(0.81)		$2.25				$3.27

WEIGHTED AVERAGE SHARES OUTSTANDING:
Basic	118,260	118,260		118,260		47,343	(n)	165,603

Diluted	119,588	119,588		119,588		47,757	(n)	167,345

The accompanying notes are an integral part of these unaudited pro forma financial statements.

WHITING PETROLEUM CORPORATION

NOTES TO UNAUDITED PRO FORMA COMBINED FINANCIAL INFORMATION

Note 1. Basis of Presentation

The unaudited pro forma combined financial information has been derived from the historical consolidated financial statements of Whiting and Kodiak. Certain of Kodiak’s historical amounts have been reclassified to conform to Whiting’s financial statement presentation. The unaudited pro forma combined balance sheet as of June 30, 2014 gives effect to the arrangement as if it had occurred on June 30, 2014. The unaudited pro forma combined statements of operations for the six months ended June 30, 2014 and the year ended December 31, 2013 both give effect to the arrangement as if it had occurred on January 1, 2013. Additionally, Whiting’s unaudited pro forma statement of operations for the year ended December 31, 2013 gives effect to the sale on July 15, 2013 of its interests in certain oil and gas producing properties located in the Postle and Northeast Hardesty fields in Texas County, Oklahoma as well as certain related assets and liabilities (the “Postle Properties”) as if the disposition had occurred on January 1, 2013.

The unaudited pro forma combined financial statements reflect pro forma adjustments that are described in the accompanying notes and are based on available information and certain assumptions that Whiting believes are reasonable, however, actual results may differ from those reflected in these statements. In Whiting’s opinion, all adjustments that are necessary to present fairly the pro forma information have been made. The following unaudited pro forma combined statements do not purport to represent what the Company’s financial position or results of operations would have been if the arrangement had actually occurred on the dates indicated above, nor are they indicative of Whiting’s future financial position or results of operations. These unaudited pro forma combined financial statements should be read in conjunction with the historical consolidated financial statements and related notes of Whiting and Kodiak for the periods presented.

The unaudited pro forma combined financial information includes adjustments to conform Kodiak’s accounting policies for oil and gas properties to the successful efforts method. Kodiak follows the full cost method of accounting for oil and gas properties, while Whiting follows the successful efforts method of accounting for oil and gas properties. Certain costs that are capitalized under the full cost method are expensed under the successful efforts method, and these costs consist primarily of unsuccessful exploration drilling costs, geological and geophysical costs, delay rental on leases and general and administrative expenses directly related to exploration and development activities. Under the successful efforts method of accounting, property acquisition costs are amortized on a units-of-production basis over total proved reserves, while costs of wells and related equipment and facilities are amortized on a units-of-production basis over the life of the proved developed reserves. Under the full cost method of accounting, property acquisition costs, costs of wells, related equipment and facilities and future development costs are all included in a single full cost pool, which is amortized on a units-of-production basis over proved reserves.

Note 2. Unaudited Pro Forma Combined Balance Sheet

The arrangement will be accounted for using the acquisition method of accounting for business combinations. The allocation of the preliminary estimated purchase price is based upon management’s estimates of and assumptions related to the fair value of assets to be acquired and liabilities to be assumed as of June 30, 2014 using currently available information. Due to the fact that the unaudited pro forma combined financial information has been prepared based on these preliminary estimates, the final purchase price allocation and the resulting effect on financial position and results of operations may differ significantly from the pro forma amounts included herein. Whiting expects to finalize its allocation of the purchase consideration as soon after completion of the proposed arrangement as practicable.

The preliminary purchase price allocation is subject to change due to several factors, including but not limited to:

•	changes in the estimated fair value of Whiting’s common stock consideration transferred depending on its market price at the date of closing;

•	changes in the estimated fair value of Kodiak’s assets acquired and liabilities assumed as of the date of the arrangement, which could result from changes in future oil and gas commodity prices, reserve estimates, interest rates, as well as other factors; and

•	the tax bases of Kodiak’s assets and liabilities as of the closing date of the arrangement.

The preliminary consideration to be transferred, fair value of assets acquired and liabilities assumed and resulting goodwill is as follows (in thousands):

Consideration:
Fair value of Whiting’s common stock to be issued (1)	$3,992,453
Fair value of Kodiak restricted stock units and restricted stock awards to be assumed by Whiting (2)	38,268
Fair value of Kodiak options to be assumed by Whiting	44,400

Total consideration	$4,075,121

Fair value of liabilities assumed:
Accrued capital expenditures	$141,351
Accrued liabilities and other	52,500
Revenues and royalties payable	54,968
Taxes payable	54,465
Accrued interest	24,216
Derivative liabilities	65,552
Long-term debt	2,443,000
Deferred tax liability	786,624
Asset retirement obligations	23,120
Other long-term liabilities	13,998

Amount attributable to liabilities assumed	$3,659,794

Fair value of assets acquired:
Cash and cash equivalents	$11,230
Accounts receivable trade, net	204,823
Prepaid expenses and other	39,265
Oil and gas properties, successful efforts method	5,630,318
Other property and equipment	11,192
Other long-term assets	3,161

Amount attributable to assets acquired	$5,899,989

Goodwill	$1,834,926

(1)	47,303,942 shares of Whiting common stock at $84.40 per share (closing price as of August 1, 2014).
(2)	453,416 shares of Whiting common stock issued at $84.40 per share (closing price as of August 1, 2014).

Whiting has agreed to acquire Kodiak for per-share consideration consisting of 0.177 of a share of Whiting’s common stock for each share of Kodiak’s outstanding common stock, including Kodiak’s equity awards which will result in Whiting issuing approximately $38.3 million of common shares to Kodiak employees. Whiting will also assume $44.4 million of vested options held by Kodiak employees. Based on the closing price of Whiting’s common stock of $84.40 on August 1, 2014, the proposed transaction has a preliminary value of approximately $6.5 billion, including the fair value of Kodiak’s long-term debt assumed of $2.4 billion.

Goodwill recognized is primarily attributable to the operational and financial synergies expected to be realized from the arrangement, including enhanced recoveries, employing optimized completion techniques on Kodiak’s acreage, realized savings in drilling and well completion costs, the accelerated development of Kodiak’s asset base, and the acquisition of experienced oil and gas technical personnel.

From the date of the arrangement’s initial public announcement to August 1, 2014, the preliminary value of purchase consideration to be transferred increased approximately $279.9 million, as a result of the increase in Whiting’s share price from $78.54 to $84.40. The final value of Whiting consideration will be determined based on the actual number of Whiting shares issued and the market price of Whiting’s common stock on the closing date of the acquisition. A ten percent increase or decrease in the closing price of Whiting’s common stock, compared to the August 1, 2014 closing price of $84.40, would increase or decrease goodwill by approximately $403.1 million, assuming all other factors are held constant.

The following adjustments have been made to the accompanying unaudited pro forma combined balance sheet as of June 30, 2014:

(a)	The allocation of the estimated fair value of consideration transferred (based on the closing price of Whiting’s common stock as of August 1, 2014) to the estimated fair value of the assets acquired and liabilities assumed resulted in the following purchase price allocation adjustments:

•	$2.4 million in deferred tax assets associated with the transaction that have been classified under prepaid expenses and other;

•	a $1.0 billion increase in Kodiak’s oil and gas properties to reflect them at fair value;

•	a $17.3 million reduction to Kodiak’s other property and equipment to reflect them at fair value;

•	$1.8 billion in goodwill associated with the arrangement;

•	$10.1 million in accrued liabilities for severance payments and pre-combination service bonuses payable to certain of Kodiak’s executives and employees. With respect to severance payments, these will be made to executives who have employment agreements with Kodiak which contain automatic change in control provisions and that will definitively not be retained by Whiting following the closing of the transaction. With respect to the pre-combination service bonus amounts, these payments will be made to Kodiak employees for service they provided to Kodiak prior to the closing date of the transaction. The impact of these severance payments and bonuses and their corresponding tax effect was not included in the pro forma statements of operations due to their nonrecurring nature;

•	a $40.0 million liability for U.S. federal income taxes that is payable upon closing of the transaction;

•	a $113.4 million upward adjustment to Kodiak’s long-term senior notes to reflect them at fair value;

•	$608.7 million in deferred tax liabilities associated with the transaction;

•	a $4.0 million increase in Kodiak’s asset retirement obligations to reflect them at fair value; and

•	a $14.0 million accrued liability for estimated environmental remediation costs related to certain of Kodiak’s oil and gas assets.

(b)	Reflects the elimination of Kodiak’s historical accumulated depreciation, depletion and amortization balances.

(c)	Reflects the elimination of $38.6 million of Kodiak’s historical debt issuance costs.

(d)

Reflects the liability for estimated transaction costs of $69.9 million expected to be incurred by Whiting and Kodiak not reflected in the historical June 30, 2014 balance sheets, including estimated underwriting, banking, legal and accounting fees that are not capitalizable as part of the transaction.

These costs are reflected in the unaudited pro forma balance sheet as a reduction of equity as they will be expensed by Whiting and Kodiak as incurred. These amounts and their corresponding tax effect have not been reflected in the pro forma statements of operations due to their nonrecurring nature.

(e)	Reflects borrowings of $775.0 million under Whiting’s credit facility used to repay all of the $775.0 million debt outstanding under Kodiak’s credit facility as of June 30, 2014.

(f)	Reflects the estimated increase in Whiting’s common stock and additional paid-in capital resulting from the issuance of Whiting shares to Kodiak shareholders to effect the arrangement as follows (in thousands, except per share amounts):

Whiting common shares to be issued	47,304
Whiting common shares to be issued to assume Kodiak equity awards	453

Total shares to be issued	47,757
Price per share of Whiting’s common stock on August 1, 2014	$84.40

Fair value of common stock to be issued	4,030,721
Fair value of Kodiak options to be assumed by Whiting	44,400

Total fair value of Whiting equity to be issued	$4,075,121

Increase in Whiting’s common stock ($0.001 par value per share)	$48

Increase in Whiting’s additional paid-in capital	$4,075,073

(g)	Reflects the elimination of Kodiak’s historical equity balances in accordance with the acquisition method of accounting.

Note 3. Adjustments to the Unaudited Pro Forma Combined Statements of Operations

The following adjustments have been made to the accompanying unaudited pro forma combined statements of operations for the six months ended June 30, 2014 and the year ended December 31, 2013:

(h)	Reflects an adjustment for the reclassification of Kodiak’s income from saltwater disposal wells and rental equipment, which was previously included in Kodiak’s full cost pool under the full cost method of accounting for oil and gas properties, to interest income and other.

(i)	Reflects the change in depletion expense resulting from Kodiak’s oil and gas properties being recorded at fair value via the purchase price allocation and then depleted under the successful efforts method of accounting.

(j)	Reflects additional exploration expense related to Kodiak’s geological and geophysical costs and delay rentals, which were previously capitalized under the full cost method of accounting for oil and natural gas properties.

(k)	Reflects a decrease in general and administrative expenses resulting from a reduction in ongoing executive salaries of $9.0 million and $14.2 million for the six months ended June 30, 2014 and the year ended December 31, 2013, respectively. As provided by the terms of the arrangement, certain of Kodiak’s executive officers will definitively not be retained by Whiting following the closing date of the arrangement, as such executives are not necessary to the ongoing entity in order to generate equivalent or improved results from the acquired oil and gas properties. Additionally, transaction costs related to the arrangement of $0.8 million incurred by Whiting and Kodiak during the six months ended June 30, 2014 were eliminated due to their nonrecurring nature.

(l)	Reflects the net adjustment to interest expense primarily associated with the following:

•	Amortization using the effective interest rate method of the adjustment to fair value Kodiak’s debt as of January 1, 2013, resulting in a decrease to interest expense of $5.6 million and $10.8 million for the six months ended June 30, 2014 and the year ended December 31, 2013, respectively.

•	The repayment of Kodiak’s outstanding debt under its credit facility as of January 1, 2013 using borrowings under Whiting’s credit facility, resulting in a decrease in interest expense of $3.6 million and $6.9 million for the six months ended June 30, 2014 and the year ended December 31, 2013, respectively.

(m)	Reflects the income tax effects of the pro forma adjustments presented, based on Whiting’s combined statutory tax rate of 37.9% that was in effect during the periods for which pro forma combined statements of operations have been presented.

(n)	Reflects the incremental shares of Whiting’s common stock estimated to be issued to Kodiak shareholders on the closing date of the arrangement.

The following adjustments have been made to the accompanying unaudited pro forma statement of operations for the year ended December 31, 2013 to give effect to the disposition of the Postle Properties as of January 1, 2013:

(o)	Reflects the elimination of revenues and operating expenses of the Postle Properties.

(p)	Reflects the elimination of the gain on sale of Postle Properties as this nonrecurring item is directly attributable to the sale and is not expected to have a continuing impact.

(q)	Reflects the reduction to general and administrative expenses resulting from the decrease in employee compensation and benefits for those administrative employees that were not retained by Whiting following the sale of the Postle Properties.

(r)	Reflects the reduction to interest expense associated with the repayment of $816.5 million in debt outstanding under Whiting’s credit facility.

(s)	Reflects the elimination of historical losses on mark-to-market derivatives that were recognized on certain crude oil swap contracts that were transferred to the buyer upon closing of the Postle Properties divestiture.

(t)	Reflects the income tax effects of the pro forma adjustments presented, based on Whiting’s combined statutory tax rate of 38.9% that was in effect during the periods for which pro forma combined statements of operations have been presented.

Note 4. Supplemental Pro Forma Oil and Natural Gas Reserve Information

The following tables present the estimated pro forma combined net proved developed and undeveloped oil, NGL and natural gas reserves as of December 31, 2013, along with a summary of changes in quantities of net remaining proved reserves during the year ended December 31, 2013. The pro forma reserve information set forth below gives effect to the disposal of the Postle Properties and the acquisition of Kodiak’s oil and gas properties under the arrangement as if both transactions had occurred on January 1, 2013. For the year ended December 31, 2013, all oil and gas reserves in the tables below are attributable to properties within the United States.

Oil (MBbl)	Whiting Historical	Postle Pro Forma Adjustments	Whiting Pro Forma	Kodiak Historical	Whiting Pro Forma Combined
Balance - December 31, 2012	301,285	(38,161)	263,124	80,930	344,054
Extensions and discoveries	88,293	—	88,293	44,818	133,111
Sales of minerals in place	(36,992)	36,825	(167)	(1,529)	(1,696)
Purchases of minerals in place	14,543	—	14,543	22,579	37,122
Production	(27,035)	1,263	(25,772)	(9,439)	(35,211)
Revisions to previous estimates	7,327	73	7,400	898	8,298

Balance - December 31, 2013	347,421	—	347,421	138,257	485,678

Proved developed reserves:
December 31, 2013	198,204	—	198,204	63,934	262,138

Proved undeveloped reserves:
December 31, 2013	149,217	—	149,217	74,323	223,540

NGLs (MBbl)	Whiting Historical	Postle Pro Forma Adjustments	Whiting Pro Forma	Kodiak Historical	Whiting Pro Forma Combined
Balance - December 31, 2012	40,098	(4,864)	35,234	—	35,234
Extensions and discoveries	9,830	—	9,830	—	9,830
Sales of minerals in place	(4,777)	4,777	—	—	—
Purchases of minerals in place	1,311	—	1,311	—	1,311
Production	(2,821)	181	(2,640)	—	(2,640)
Revisions to previous estimates	1,228	(94)	1,134	—	1,134

Balance - December 31, 2013	44,869	—	44,869	—	44,869

Proved developed reserves:
December 31, 2013	23,721	—	23,721	—	23,721

Proved undeveloped reserves:
December 31, 2013	21,148	—	21,148	—	21,148

Natural Gas (MMcf)	Whiting Historical	Postle Pro Forma Adjustments	Whiting Pro Forma	Kodiak Historical	Whiting Pro Forma Combined
Balance - December 31, 2012	224,264	(12,238)	212,026	83,124	295,150
Extensions and discoveries	63,893	—	63,893	66,494	130,387
Sales of minerals in place	(12,411)	12,244	(167)	(1,353)	(1,520)
Purchases of minerals in place	7,751	—	7,751	16,918	24,669
Production	(26,917)	269	(26,648)	(7,242)	(33,890)
Revisions to previous estimates	20,934	(275)	20,659	16,044	36,703

Balance - December 31, 2013	277,514	—	277,514	173,985	451,499

Proved developed reserves:
December 31, 2013	183,129	—	183,129	78,823	261,952

Proved undeveloped reserves:
December 31, 2013	94,385	—	94,385	95,162	189,547

The pro forma standardized measure of discounted future net cash flows relating to proved oil and natural gas reserves as of December 31, 2013 is as follows (in thousands):

	Whiting Historical	Kodiak Historical	Whiting Combined
Future cash flows	$35,178,399	$13,201,771	$48,380,170
Future production costs	(12,973,292)	(4,467,923)	(17,441,215)
Future development costs	(5,355,383)	(1,889,222)	(7,244,605)
Future income tax expense	(3,954,401)	(1,388,913)	(5,343,314)

Future net cash flows	12,895,323	5,455,713	18,351,036
10% annual discount for estimated timing of cash flows	(6,301,462)	(2,672,875)	(8,974,337)

Standardized measure of discounted future net cash flows	$6,593,861	$2,782,838	$9,376,699

The changes in the pro forma standardized measure of discounted future net cash flows relating to proved oil and natural gas reserves for the year ended December 31, 2013 are as follows (in thousands):

	Whiting Historical	Postle Pro Forma Adjustments	Whiting Pro Forma	Kodiak Historical	Whiting Pro Forma Combined
Beginning of year	$5,407,033	$(619,252)	$4,787,781	$1,608,527	$6,396,308
Sale of oil and gas produced, net of production costs	(2,010,925)	91,406	(1,919,519)	(714,201)	(2,633,720)
Sales of minerals in place	(1,064,195)	1,059,413	(4,782)	(44,973)	(49,755)
Net changes in prices and production costs	902,916	93,302	996,218	94,975	1,091,193
Extensions, discoveries and improved recoveries	2,827,321	76,199	2,903,520	962,961	3,866,481
Previously estimated development costs incurred during the period	832,096	(91,996)	740,100	332,510	1,072,610
Changes in estimated future development costs	(1,264,189)	(164,377)	(1,428,566)	41,338	(1,387,228)
Purchases of minerals in place	445,669	12,011	457,680	641,730	1,099,410
Revisions of previous quantity estimates	313,069	7,774	320,843	74,287	395,130
Net change in income taxes	(335,637)	(402,555)	(738,192)	(384,805)	(1,122,997)
Accretion of discount	540,703	(61,925)	478,778	191,908	670,686
Other	—	—	—	(21,419)	(21,419)

End of year	$6,593,861	$—	$6,593,861	2,782,838	$9,376,699

DESCRIPTION OF WHITING CAPITAL STOCK

This section of the joint proxy statement/circular summarizes the material terms of the Whiting common stock. You are encouraged to read the restated certificate of incorporation and amended and restated by-laws of Whiting for greater detail on the provisions that may be important to you. See “Where You Can Find More Information.”

General

Whiting’s authorized capital stock consists of 300,000,000 shares of common stock, $0.001 par value per share, and 5,000,000 shares of preferred stock, $0.001 par value per share. As of July 13, 2014, there were 118,981,965 shares of Whiting common stock issued and outstanding and no shares of Whiting preferred stock outstanding. All outstanding shares of Whiting common stock are fully paid and nonassessable.

Common Stock

Holders of Whiting common stock are entitled to one vote for each share held on all matters submitted to a vote of stockholders and do not have cumulative voting rights. Accordingly, holders of a majority of the shares of Whiting common stock entitled to vote in any election of directors may elect all of the directors standing for election. Holders of Whiting common stock are entitled to receive proportionately any dividends if and when such dividends are declared by the Whiting board of directors, subject to any preferential dividend rights of outstanding preferred stock. Upon the liquidation, dissolution or winding up of Whiting, the holders of Whiting common stock are entitled to receive ratably Whiting’s net assets available after the payment of all debts and other liabilities and subject to the prior rights of any outstanding preferred stock. Holders of Whiting common stock have no preemptive, subscription, redemption or conversion rights. The rights, preferences and privileges of holders of Whiting common stock are subject to, and may be adversely affected by, the rights of the holders of shares of any series of preferred stock that Whiting may designate and issue in the future.

Preferred Stock

Under the terms of the restated certificate of incorporation of Whiting, the Whiting board of directors is authorized to designate and issue shares of preferred stock in one or more series without stockholder approval. The Whiting board of directors has discretion to determine the rights, preferences, privileges and restrictions, including voting rights, dividend rights, conversion rights, redemption privileges and liquidation preferences, of each series of preferred stock.

The Whiting board of directors has designated 1,500,000 shares of Whiting preferred stock as Series A Junior Participating Preferred Stock in connection with the adoption of Whiting’s stockholder rights plan, as described below. Each holder of Series A preferred shares will be entitled to a minimum preferential quarterly dividend payment of $1.00 per share, but will be entitled to an aggregate dividend of 100 times the dividend declared per share of Whiting common stock. In the event of liquidation, the holders of the Series A preferred shares will be entitled to a minimum preferential liquidation payment of $100 per share, but will be entitled to an aggregate payment of 100 times the payment made per share of Whiting common stock. Each Series A preferred share will have 100 votes, voting together with shares of Whiting common stock. In the event of any merger, consolidation or other transaction in which shares of Whiting common stock are exchanged, each Series A preferred share will be entitled to receive 100 times the amount received per share of Whiting common stock. As of the date of this joint proxy statement/circular, no shares of Whiting Series A Junior Participating Preferred Stock were outstanding.

Preferred Share Purchase Rights

Whiting has entered into a rights agreement pursuant to which each outstanding share of Whiting common stock has attached to it one-half of a right to purchase from Whiting one one-hundredth of a share of Whiting Series A Junior Participating Preferred Stock. Each share of Whiting common stock that Whiting issues prior to the expiration of the rights agreement will likewise have attached one-half of a right. Unless the context requires otherwise, all references in this joint proxy statement/circular to Whiting common stock include the accompanying rights.

Currently, the rights are not exercisable and trade with Whiting common stock. If the rights become exercisable, then each full right, unless held by a person or group that beneficially owns more than 15% of Whiting outstanding common stock, will initially entitle the holder to purchase one one-hundredth of a Series A preferred share at a purchase price of $180 per one one-hundredth of a Series A preferred share, subject to adjustment. The rights will become exercisable only if a person or group has acquired, or announced an intention to acquire, 15% or more of Whiting outstanding common stock. Under some circumstances, including the existence of a 15% acquiring party, each holder of a right, other than the acquiring party, will be entitled to purchase at the right’s then-current exercise price, shares of Whiting common stock having a market value of two times the exercise price. If another corporation acquires Whiting after a party acquires 15% or more of Whiting common stock, then each holder of a right will be entitled to receive the acquiring corporation’s common stock having a market value of two times the exercise price. The rights may be redeemed at a price of $.001 until a party acquires 15% or more of Whiting common stock and, after that time, may be exchanged until a party acquires 50% or more of Whiting common stock at a ratio of one share of common stock, or one one-hundredth of a Series A preferred share, per right, subject to adjustment. Series A preferred shares purchased upon the exercise of rights will not be redeemable. The rights expire on February 23, 2016, subject to extension. Under the rights agreement, the Whiting board of directors may reduce the thresholds applicable to the rights from 15% to not less than 10%. The rights do not have voting or dividend rights and, until they become exercisable, have no dilutive effect on Whiting’s earnings.

The rights have certain anti-takeover effects, in that they could have the effect of delaying, deferring or preventing a change of control of Whiting by causing substantial dilution to a person or group that attempts to acquire a significant interest in Whiting on terms not approved by the Whiting board of directors.

Delaware Anti-Takeover Law and Charter and By-law Provisions

Whiting is subject to the provisions of Section 203 of the DGCL. In general, the statute prohibits a publicly held Delaware corporation from engaging in a “business combination” with an “interested stockholder” for a period of three years after the date of the transaction in which the person became an interested stockholder, unless the business combination or the transaction by which the person became an interested stockholder is approved by the corporation’s board of directors and/or stockholders in a prescribed manner or the person owns at least 85% of the corporation’s outstanding voting stock after giving effect to the transaction in which the person became an interested stockholder. The term “business combination” includes mergers, asset sales and other transactions resulting in a financial benefit to the interested stockholder. Subject to certain exceptions, an “interested stockholder” is a person who, together with affiliates and associates, owns, or within three years did own, 15% or more of the corporation’s voting stock. A Delaware corporation may “opt out” from the application of Section 203 through a provision in its certificate of incorporation or by-laws. Whiting has not “opted out” from the application of Section 203.

Under the restated certificate of incorporation and by-laws of Whiting, the Whiting board of directors is divided into three classes, with staggered terms of three years each. Each year the term of one class expires. Any vacancies on the board of directors may be filled only by a majority vote of the remaining directors. The restated certificate of incorporation and by-laws of Whiting also provide that any director may be removed from office, but only for cause and only by the affirmative vote of the holders of at least 70% of the voting power of the outstanding capital stock of Whiting entitled to vote generally in the election of directors.

The restated certificate of incorporation of Whiting prohibits stockholders from taking action by written consent without a meeting and provides that meetings of stockholders may be called only by the Whiting chairman of the board, president or a majority of the Whiting board of directors. The Whiting by-laws further provide that nominations for the election of directors and advance notice of other action to be taken at meetings of stockholders must be given in the manner provided in the Whiting by-laws, which contain detailed notice requirements relating to nominations and other actions.

The foregoing provisions of the certificate of incorporation and by-laws of Whiting and the provisions of Section 203 of the DGCL could have the effect of delaying, deferring or preventing a change of control of Whiting.

Liability and Indemnification of Officers and Directors

The restated certificate of incorporation of Whiting provides that the Whiting directors will not be personally liable to Whiting or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of a director’s duty of loyalty to Whiting or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the DGCL, or (iv) for any transaction from which the director derives an improper personal benefit. Moreover, the provisions do not apply to claims against a director for violations of certain laws, including federal securities laws. If the DGCL is amended to authorize the further elimination or limitation of directors’ liability, then the liability of the Whiting directors will automatically be limited to the fullest extent provided by law. The restated certificate of incorporation and by-laws of Whiting also contain provisions to indemnify the Whiting directors and officers to the fullest extent permitted by the DGCL. In addition, Whiting has entered into indemnification agreements with its directors and executive officers. The indemnification agreements do not increase the extent or scope of indemnification provided to the Whiting directors and executive officers under the restated certificate of incorporation and by-laws of Whiting, but set forth indemnification and expense advancement rights and establish processes and procedures determining entitlement to obtaining indemnification and advancement of expenses. These provisions and agreements may have the practical effect in certain cases of eliminating the ability of stockholders to collect monetary damages from the Whiting directors and officers. Whiting believes that these contractual agreements and the provisions in the restated certificate of incorporation and by-laws of Whiting are necessary to attract and retain qualified persons as directors and officers.

COMPARISON OF RIGHTS OF SHAREHOLDERS OF WHITING AND KODIAK

Whiting is incorporated under the laws of the State of Delaware and, accordingly, the rights of Whiting stockholders are governed by the DGCL. Kodiak is a corporation continued and existing under the laws of the Yukon Territory, and accordingly, the rights of Kodiak shareholders are currently governed by the Business Corporations Act (Yukon Territory) (“YBCA”). If the continuance resolution is approved by Kodiak shareholders, Kodiak shareholders will also be approving, among other things, a new notice of articles and articles under the BCBCA, in substantially the forms attached as Annex L to this joint proxy statement/circular, to replace Kodiak’s articles of continuation and amended and restated by-laws under the YBCA. If the continuance resolution is approved by Kodiak shareholders, the rights of Kodiak shareholders will be governed by the BCBCA and the new notice of articles and articles of Kodiak from the completion of the continuance until the completion of the arrangement. Upon completion of the arrangement, the Kodiak shareholders will become Whiting stockholders, and the rights of the former Kodiak shareholders will therefore be governed by the DGCL and by Whiting’s restated certificate of incorporation and Whiting’s amended and restated by-laws.

The following description summarizes the material differences between the rights of the stockholders of Whiting and the shareholders of Kodiak as governed by BCBCA and YBCA, but is not a complete statement of all those differences, or a complete description of the specific provisions referred to in this summary. Kodiak shareholders should read carefully the relevant provisions of the DGCL, BCBCA and YBCA, the restated certificate of incorporation and amended and restated by-laws of Whiting, the certificate of continuance, articles of continuation and amended and restated by-laws of Kodiak and the form of the new notice of articles and articles of Kodiak set forth in Annex L to this joint proxy statement/circular. For more information on how to obtain the documents that are not attached to this joint proxy statement/circular, see “Where You Can Find More Information.”

All references within this section to (i) Whiting’s charter means the restated certificate of incorporation of Whiting, (ii) Whiting’s by-laws means the amended and restated by-laws of Whiting, (iii) Kodiak’s charter means the certificate of continuance and articles of continuation of Kodiak under the YBCA, (iv) Kodiak’s by-laws means the amended and restated by-laws of Kodiak under the YBCA, (v) Kodiak’s new charter means the proposed new notice of articles of Kodiak under the BCBCA in substantially the form attached as Annex L to this joint proxy statement/circular, and (vi) Kodiak’s new articles means the proposed new articles of Kodiak under the BCBCA in substantially the form attached as Annex L to this joint proxy statement/circular, unless otherwise noted.

Rights of Whiting Stockholders	Rights of Kodiak Shareholders (BCBCA)	Rights of Kodiak Shareholders (YBCA)

Authorized Capital Stock

The authorized capital stock of Whiting consists of 300,000,000 shares of common stock, $0.001 par value per share, and 5,000,000 million shares of preferred stock, $0.001 par value per share.	The authorized capital stock of Kodiak will consist of an unlimited number of common shares without par or nominal value.	The authorized capital stock of Kodiak consists of an unlimited number of common shares without par or nominal value.

Special Meetings of Stockholders

The DGCL provides that a special meeting of stockholders may be called by the board of directors or by any other person authorized to do so in the certificate of incorporation or by-laws.	Under the BCBCA, the holders of not less than 5% of the issued shares of a corporation that carry the right to vote at general meetings may requisition a meeting of shareholders. Upon	Under the YBCA, the holders of not less than 5% of the issued shares of a corporation that carry the right to vote at the meeting sought to be held may request that the directors call a meeting of

Rights of Whiting Stockholders	Rights of Kodiak Shareholders (BCBCA)	Rights of Kodiak Shareholders (YBCA)
Whiting’s charter provides that special meetings of stockholders may only be called by (i) the chairman of the board of directors, (ii) the president or (iii) a majority of the entire board of directors. Whiting’s charter specifically denies stockholders the ability to call a special meeting.

meeting the technical requirements set out in the BCBCA for making such a request, the directors of the corporation shall call a meeting of shareholders, subject to certain requirements.

Kodiak’s new articles will provide that the board, the chairman of the board, the managing director or the president shall have the power to call a special meeting of shareholders at any time.

shareholders. Upon meeting the technical requirements set out in the YBCA for making such a request, the directors of the corporation shall call a meeting of shareholders, subject to certain requirements.

Kodiak’s by-laws provide that the board, the chairman of the board, the managing director or the president shall have power to call a special meeting of shareholders at any time.

Notice of Stockholder Meetings

The DGCL and Whiting’s by-laws provide that written notice of any meeting must be given not less than 10 nor more than 60 days before the date of the meeting to each stockholder of record entitled to vote at such meeting, unless otherwise required by law.

Under the BCBCA, notice of the date, time and place of a meeting of shareholders of a public corporation shall be sent not less than 21 days nor more than two months before the meeting to each director and to each holder of shares entitled to attend the meeting.

Kodiak’s new articles will provide that a notice of the time and place of each meeting of shareholders shall be given in the manner provided in the new articles not less than 21 nor more than 50 days (or four months in the case of a general meeting requisitioned by shareholders under the BCBCA) before the date of the meeting to each director, to the auditor and to each shareholder who at the close of business on the record date, if any, for notice is entered in the securities register as the holder of one or more shares carrying the right to vote at the meeting.

Under the YBCA, notice of the date, time and place of a meeting of shareholders shall be sent not less than 21 nor more than 50 days before the meeting to each director, to the auditor, and to each holder of shares carrying voting rights at the close of business on the record date for the notice.

Kodiak’s by-laws provide that a notice of the time and place of each meeting of shareholders shall be given in the manner provided in the by-laws not less than 21 nor more than 50 days before the date of the meeting to each director, to the auditor and to each shareholder who at the close of business on the record date, if any, for notice is entered in the securities register as the holder of one or more shares carrying the right to vote at the meeting.

Stockholder Proposals and Nominations of Candidates for Election to the Board of Directors

Whiting’s by-laws allow stockholders to propose business to be brought before an annual meeting and allow stockholders who are entitled to vote in the election of	Under the BCBCA, certain shareholders entitled to vote at an annual meeting of shareholders may submit to the corporation notice of any matter that the	Under the YBCA, a shareholder entitled to vote at an annual meeting of shareholders may submit to the corporation notice of any matter that the shareholder

Rights of Whiting Stockholders	Rights of Kodiak Shareholders (BCBCA)	Rights of Kodiak Shareholders (YBCA)

directors to nominate candidates for election to the board of directors.

Such proposals and nominations, however, may only be brought by a stockholder who has given timely notice in proper written form to Whiting’s secretary prior to the meeting.

Stockholders desiring to nominate directors or bring business before a stockholders meeting must provide notice which, to be timely, must be received at the principal executive offices of Whiting: (i) in the case of a nomination of directors or the bringing of other business in connection with an annual meeting of stockholders, not earlier than the close of business on the 120th day and not later than the close of business on the 90th day prior to the first anniversary of the preceding year’s annual meeting of stockholders; provided, however, that in the event that the date of the annual meeting of stockholders is more than 30 days before or more than 60 days after such anniversary date, notice by the stockholder to be timely must be so delivered not earlier than the close of business on the 120th day prior to the date of such annual meeting of stockholders and not later than the close of business on the later of the 90th day prior to the date of such annual meeting of stockholders or, if the first public announcement of the date of such annual meeting of stockholders is less than 100 days prior to the date of such annual meeting of stockholders, the 10th day following the day on which public announcement of the date of such annual meeting of stockholders is first made by Whiting; or (ii) in the case of a nomination of directors in connection with a special meeting of stockholders called for that purpose, not earlier than the close of business submitter wishes to be considered at the next annual general meeting and present at the meeting any proposal submitted to the meeting. Subject to certain exceptions, if a proposal is submitted within three months before the anniversary date of the previous annual meeting of shareholders, the corporation shall set out the proposal in the management information circular of the corporation, or set out the proposal in, or within the time for the sending of, the notice of the applicable annual general meeting.

In addition, if so requested by the person submitting the proposal, the corporation shall include a statement of not more than 1,000 words (less the number of words of the proposal) in support of the proposal by the person and the names and addresses of the person submitting the proposal and any supporters who signed the proposal. If a corporation refuses to send a proposal to shareholders, the corporation shall notify the submitter in writing within 21 days of its receipt of the proposal of its intention to omit the proposal and the reasons therefor. In any such event, the person submitting the proposal may make application to a court for a review of the corporation’s decision and a court may restrain the holding of the annual general meeting to which the proposal relates and make any further order it sees fit. In addition, a corporation or any person claiming to be aggrieved by a proposal may apply to a court for an order permitting or requiring the corporation to refrain from processing the proposal, and the court may make such order as it thinks fit.

To be eligible to submit a proposal, a shareholder must be the proposes to raise at the meeting and discuss at the meeting any matter in respect of which the shareholder would have been entitled to submit a proposal. Subject to certain exceptions, if a proposal is submitted within 90 days before the anniversary date of the previous annual meeting of shareholders, the corporation shall set out the proposal in the management information circular of the corporation, or attach the proposal thereto.

In addition, if so requested by the person submitting the proposal, the corporation shall include in or attach to the management information circular a statement of not more than 200 words in support of the proposal by the person and the name and address of the person. If a corporation refuses to include a proposal in a management proxy circular, the corporation shall notify the person in writing within 10 days of its receipt of the proposal of its intention to omit the proposal and the reasons therefor. In any such event, the person submitting the proposal may make application to a court and a court may restrain the holding of the meeting and make any further order it sees fit. In addition, a corporation or any person claiming to be aggrieved by a proposal may apply to a court for an order permitting the corporation to omit the proposal from the management proxy circular, and the court may make such order as it thinks fit.

Under the YBCA, proposals with respect to the nomination of candidates for election to the board of directors may be made by holders of shares representing not less than 5% of the shares (or shares of a class) entitled to vote at

Rights of Whiting Stockholders	Rights of Kodiak Shareholders (BCBCA)	Rights of Kodiak Shareholders (YBCA)

on the 120th day prior to the date of such special meeting and not later than the close of business on the later of the 90th day prior to the date of such special meeting or, if the first public announcement of the date of such special meeting is less than 100 days prior to the date of such special meeting, the 10th day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the board of directors to be elected at such meeting.

registered or beneficial holder of, or have the support of the registered or beneficial holders of, (i) at least 1% of the total number of outstanding voting shares of the corporation; or (ii) voting shares whose fair market value is at least $2,000. In addition to meeting certain other requirements, such registered or beneficial holder(s) must have held such shares for an uninterrupted period of at least two years immediately prior to the date of the signing of the proposal.

The BCBCA does not contain specific provisions for proposals with respect to the nomination of candidates for election to the board of directors, however, proposals for election of directors are subject to the same conditions with respect to the proposals made by holders of shares for additional business to be brought before the meeting (described above). The BCBCA does not preclude nominations made at meetings of shareholders.

Neither Kodiak’s new charter nor its new articles will contain any provision regarding additional business proposals or director nominations.

the meeting. Notwithstanding the foregoing, these provisions do not preclude nominations made at meetings of shareholders. Proposals for election of directors are subject to the same conditions with respect to the proposals made by holders of shares for additional business to be brought before the meeting.

Neither Kodiak’s charter nor its by-laws contain any provision regarding additional business proposals or director nominations.

Stockholder Action by Written Consent

The DGCL provides that unless otherwise provided in the certificate of incorporation, stockholders may act by written consent of the holders of the minimum number of votes that would be needed to approve such a matter at an annual or special meeting of stockholders at which all shares entitled to vote were present and voted.

Whiting’s charter provides that any action required or permitted to be taken by the stockholders may only be effected at a duly called annual or special meeting of stockholders.

Under the BCBCA, shareholder action without a meeting may be taken by a written resolution of shareholders. Under the BCBCA, a written resolution: (i) in respect of a matter that may be passed as an ordinary resolution, requires the written consent of shareholders holding at least 2/3 of shares that carry the right to vote at general meetings; and (ii) in respect of any other resolutions, requires the written consent of all shareholders who would be entitled to vote on the relevant issue at a meeting.

Under the YBCA, shareholder action without a meeting may be taken by written resolution signed by all shareholders who would be entitled to vote on the relevant issue at a meeting.

Kodiak’s by-laws do not contain provisions restricting shareholder action by written consent.

Rights of Whiting Stockholders	Rights of Kodiak Shareholders (BCBCA)	Rights of Kodiak Shareholders (YBCA)
Whiting’s charter specifically denies stockholders the ability to take action by written consent.	Kodiak’s new articles will not contain provisions restricting shareholder action by written consent.

Cumulative Voting

Under the DGCL, a corporation may provide in its certificate of incorporation for cumulative voting by its stockholders in the election of directors.

Whiting’s charter provides that the holders of shares of common stock do not have cumulative voting rights.

	Under the BCBCA, a corporation may provide in its articles for cumulative voting by its shareholders in the election of directors. Kodiak’s new articles will not provide for cumulative voting.	Under the YBCA, a corporation may provide in its articles for cumulative voting by its shareholders in the election of directors. Kodiak’s charter does not provide for cumulative voting.

Appraisal and Dissenters’ Rights

The DGCL provides that appraisal and dissenters’ rights are available in certain circumstances for shares of a constituent corporation in a merger or consolidation. As Whiting is not a constituent corporation in the arrangement, Whiting stockholders do not have appraisal rights in connection with the arrangement.	The BCBCA provides that shareholders of a corporation are entitled to exercise dissenters’ rights in respect of certain matters and to be paid the fair value of their shares in connection therewith. The dissent right is applicable in respect of resolutions of the corporation: (i) to amend its articles to add, change or remove any restrictions on the powers of the corporation or the business or businesses that the corporation may carry on; (ii) to approve certain amalgamations with another corporation; (iii) to approve an arrangement, where the terms of the arrangement permit dissent; (iv) to be continued under the laws of another jurisdiction; (v) to sell, lease or exchange all or substantially all its property; or (vi) if dissent is authorized by the resolution. A court may also make an order permitting a shareholder to dissent.	The YBCA provides that shareholders of a corporation are entitled to exercise dissenters’ rights in respect of certain matters and to be paid the fair value of their shares in connection therewith. The dissent right is applicable in respect of resolutions of the corporation: (i) to amend its articles; (ii) to change or remove any provisions restricting or constraining the issue or transfer of shares of that class; (iii) to amend its articles to add, change or remove any restrictions on the business or businesses that the corporation may carry on; (iv) to amalgamate with another corporation; (v) to be continued under the laws of another jurisdiction; or (vi) to sell, lease or exchange all or substantially all its property.

Number of Directors

The DGCL provides that the board of directors of a Delaware corporation must consist of one or more directors as fixed by or in the manner provided in the corporation’s by-laws, unless	The BCBCA provides that a public corporation must have at least three directors. Kodiak’s new articles will provide that the number of directors of	The YBCA provides that public corporations must have at least three directors. Kodiak’s charter provides that the number of directors of Kodiak

Rights of Whiting Stockholders	Rights of Kodiak Shareholders (BCBCA)	Rights of Kodiak Shareholders (YBCA)

the certificate of incorporation fixes the number of directors, in which case a change in the number may be made only by an amendment to the certificate of incorporation.

Whiting’s by-laws provide that the number of directors constituting the board of directors will be not less than one nor more than twelve members, the exact number of which is determined from time to time exclusively by resolution adopted by the board of directors.

Kodiak shall consist of a minimum of three and a maximum of ten.

The directors of Kodiak may, between annual general meetings of Kodiak, appoint one or more additional directors to serve until the next annual general meeting but the number of additional directors so appointed shall not at any time exceed 1/3 of the number of directors who held office at the expiration of the last annual general meeting, and in no event shall the total number of directors exceed the maximum of ten directors.

shall consist of a minimum of three and a maximum of ten.

The directors of Kodiak may, between annual general meetings of Kodiak, appoint one or more additional directors to serve until the next annual general meeting but the number of additional directors shall not at any time exceed 1/3 of the number of directors who held office at the expiration of the last annual general meeting, and in no event shall the total number of directors exceed the maximum number of ten directors.

Election of Directors

The DGCL provides that, unless the certificate of incorporation or by-laws provide otherwise, directors will be elected by a plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors.

Pursuant to the Majority Voting Policy contained in Whiting’s Corporate Governance Guidelines, in the absence of a contested election, any nominee for director who receives a greater number of votes “withheld” from his or her election than votes “for” such election must promptly tender his or her resignation to the chairman of the board. The nominating and governance committee of Whiting’s board (or, under certain circumstances, another committee appointed by the board of directors) will promptly consider that resignation and will recommend to the board of directors whether to accept the tendered resignation or reject it based on all relevant factors. The board of directors must then act on that recommendation no later than 90 days following the date of an annual meeting of stockholders.

Under the BCBCA, shareholders, by ordinary resolution at the annual meeting, shall elect directors.

An “ordinary resolution” is a resolution: (i) passed by a simple majority of the votes cast by shareholders voting shares that carry the right to vote at general meetings, or (ii) passed by written consent of shareholders holding at least 2/3 of shares that carry the right to vote at general meetings.

Under the YBCA, shareholders, by ordinary resolution at the annual meeting, shall elect directors.

An “ordinary resolution” is a resolution (i) passed by a majority of the votes cast by the shareholders who voted in respect of the resolution at a meeting duly called and held for that purpose or (ii) signed by all the shareholders entitled to vote on the resolution.

Rights of Whiting Stockholders	Rights of Kodiak Shareholders (BCBCA)	Rights of Kodiak Shareholders (YBCA)

Removal of Directors

The DGCL provides in relevant part that any director or the entire board may be removed, with or without cause, by the holders of a majority of the shares then entitled to vote at an election of directors except that, unless the certificate of incorporation provides otherwise, if the corporation has a classified board, stockholders may effect such removal only for cause.

Whiting’s charter and by-laws provide that any director or the entire board of directors may be removed, but only for cause, by the affirmative vote of the holders of at least 70% in voting power of the issued and outstanding capital stock of Whiting entitled to vote in the election of directors.

	Under the BCBCA and Kodiak’s new articles, shareholders may, by ordinary resolution passed at a special meeting, remove any director or directors from office.	Under the YBCA and Kodiak’s by-laws, shareholders may, by ordinary resolution passed at a special meeting, remove any director or directors from office.

Vacancies on the Board of Directors

The DGCL provides that, unless the certificate of incorporation or by-laws provide otherwise, vacancies and newly created directorships resulting from any increase in the authorized number of directors may be filled by a majority of the directors then in office, although less than a quorum, or by a sole remaining director. If the corporation has a classified board, any directors chosen as provided above, shall hold office until the next election of the class for which such directors shall have been chosen and until their successors shall be elected and qualified.

Whiting’s charter provides that: (i) any vacancy on the board of directors that results from an increase in the number of directors may be filled only by a majority of the board of directors then in office, provided that a quorum is present, and any other vacancy occurring on the board of

Under the BCBCA, a vacancy among the directors created by the removal of a director may be filled by the shareholders at the meeting at which the director is removed or, if not filled by the shareholders at such meeting, by the shareholders or by the remaining directors.

In addition, subject to certain exceptions, the BCBCA and Kodiak’s new articles allow a vacancy on the board to be filled by a quorum of directors except when the vacancy results from an increase in the minimum number of directors or from the failure to elect the number or minimum number of directors required by Kodiak’s new articles. Under the BCBCA and Kodiak’s new articles, whenever a vacancy occurs on the board which results in the board not having a quorum or there has been a failure to elect

Under the YBCA, a vacancy among the directors created by the removal of a director may be filled at a meeting of shareholders at which the director is removed.

In addition, subject to certain exceptions, the YBCA and Kodiak’s by-laws allow a vacancy on the board to be filled by a quorum of directors except when the vacancy results from an increase in the number or minimum number of directors or from the failure to elect the number or minimum number of directors required by Kodiak’s charter. Under the YBCA and Kodiak’s by-laws, whenever a vacancy occurs on the board which results in the board not having a quorum or there has been a failure to elect the number or minimum number of directors provided for in Kodiak’s charter, the remaining directors shall immediately call a

Rights of Whiting Stockholders	Rights of Kodiak Shareholders (BCBCA)	Rights of Kodiak Shareholders (YBCA)

directors may be filled only by a majority of the board of directors then in office, even if less than a quorum, or by a sole remaining director; and (ii) any director of any class elected to fill a vacancy resulting from an increase in the number of directors of such class shall hold office for a term that shall coincide with the remaining term of that class, and any director elected to fill a vacancy not resulting from an increase in the number of directors shall have the same remaining term as that of his predecessor.	the minimum number of directors required by Kodiak’s new articles, the remaining directors shall immediately call a special meeting of shareholders to fill the vacancy. If the board fails to call such a meeting or it there are no such directors then in office, any shareholder may call the meeting.	special meeting of shareholders to fill the vacancy. If the board fails to call such a meeting or it there are no such directors then in office, any shareholder may call the meeting.

Transactions with Officers and Directors

The DGCL and Whiting’s by-laws provide that certain contracts or transactions in which one or more of a corporation’s directors or officers has an interest are not void or voidable solely because of such interest if either: (i) the stockholders or a majority of the disinterested members of the board of directors approve in good faith any such contract or transaction after full disclosure of the material facts; or (ii) the contract or transaction is “fair” as to the corporation at the time it was approved.	Subject to certain specified exceptions, the BCBCA and Kodiak’s new articles require a director or officer of Kodiak who is a party to a material contract or proposed material contract with Kodiak or is a director or officer of or has a material interest in a person who is a party to a material contract or proposed contract with Kodiak to disclose in writing to Kodiak or request to have entered into the minutes of the meetings of directors the nature and extent of the interest. An interested director is not permitted to vote on a resolution to approve the contract, except in certain limited situations.	The YBCA and Kodiak’s by-laws require a director or officer of Kodiak who is a party to a material contract or proposed material contract with Kodiak or is a director or officer of or has a material interest in a person who is a party to a material contract or proposed contract with Kodiak to disclose in writing to Kodiak or request to have entered into the minutes of the meetings of directors the nature and extent of the interest. An interested director is not permitted to vote on a resolution to approve the contract, except in certain limited situations.

Classified Board

The directors constituting the board of directors are divided into three classes, designated Class I, Class II and Class III. The current terms of the Class I, Class II and Class III directors will expire at the annual meetings of stockholders to be held in 2016, 2017 and 2015, respectively.	Not applicable under the BCBCA.	Not applicable under the YBCA.

Indemnification of Directors and Officers

The DGCL generally permits a Delaware corporation to indemnify directors and officers against	As permitted under the BCBCA, Kodiak’s new articles will provide that, subject to the limitations	As permitted under the YBCA, Kodiak’s by-laws provide that, subject to the limitations contained

Rights of Whiting Stockholders	Rights of Kodiak Shareholders (BCBCA)	Rights of Kodiak Shareholders (YBCA)

expenses, judgments, fines and amounts paid in settlement of any action or suit for actions taken in good faith and in a manner they reasonably believed to be in, or not opposed to, the best interests of the corporation and, with respect to any criminal action, which they had no reasonable cause to believe was unlawful. Under the DGCL, a Delaware corporation must indemnify its present or former directors and officers against expenses (including attorneys’ fees) actually and reasonably incurred to the extent that the officer or director has been successful on the merits or otherwise in defense of any action, suit or proceeding brought against him or her by reason of the fact that he or she is or was a director or officer of the corporation.

Whiting’s charter provides that Whiting shall indemnify its directors and officers to the fullest extent authorized or permitted by law; provided, however, that, except for proceedings to enforce rights to indemnification, Whiting shall not be obligated to indemnify any director or officer in connection with a proceeding initiated by such person unless such proceeding was authorized or consented to by the board of directors.

Whiting’s by-laws provide that Whiting shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of Whiting) by reason of the fact that such person is or was a director or officer of Whiting, or is or was a director or officer of Whiting serving at the request of Whiting as a director or officer, employee or agent of another corporation, partnership, contained in the BCBCA, and to the extent he or she is otherwise fairly and reasonably entitled thereto, Kodiak shall indemnify a director or officer, a former director or officer, or a person who acts or acted at Kodiak’s request as a director or officer of a body corporate of which Kodiak is or was a shareholder or creditor (or a person who undertakes or has undertaken any liability on behalf of Kodiak or any such body corporate) and his or her heirs and legal representatives, against all costs, charges and expenses, including an amount paid to settle an action or satisfy a judgment, reasonably incurred by him or her in respect of any civil, criminal or administrative action or proceeding to which he or she is made a party by reason of being or having been a director or officer of Kodiak or such body corporate, if: (i) he or she acted honestly and in good faith with a view to the best interests of Kodiak; and (ii) in the case of a criminal or administrative action or proceeding that is enforced by a monetary penalty, he or she had reasonable grounds for believing that his or her conduct was lawful.

Subject to certain exceptions, under the BCBCA, Kodiak will be required, after the disposition of an eligible proceeding, to pay the expenses actually and reasonably incurred by (among others) any current or former director or officer of Kodiak, if he or she has not been reimbursed for such expenses, and was wholly or substantially successful on the merits of such eligible proceeding.

in the YBCA, and to the extent he or she is otherwise fairly and reasonably entitled thereto, Kodiak shall indemnify a director or officer, a former director or officer, or a person who acts or acted at Kodiak’s request as a director or officer of a body corporate of which Kodiak is or was a shareholder or creditor (or a person who undertakes or has undertaken any liability on behalf of Kodiak or any such body corporate) and his or her heirs and legal representatives, against all costs, charges and expenses, including an amount paid to settle an action or satisfy a judgment, reasonably incurred by him or her in respect of any civil, criminal or administrative action or proceeding to which he or she is made a party by reason of being or having been a director or officer of Kodiak or such body corporate, if: (i) he or she acted honestly and in good faith with a view to the best interests of Kodiak; and (ii) in the case of a criminal or administrative action or proceeding that is enforced by a monetary penalty, he or she had reasonable grounds for believing that his or her conduct was lawful.

Rights of Whiting Stockholders	Rights of Kodiak Shareholders (BCBCA)	Rights of Kodiak Shareholders (YBCA)

joint venture, trust, employee benefit plan or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of Whiting, and, with respect to any criminal action or proceeding, had no reasonable cause to believe such person’s conduct was unlawful.

Limitation on Liability of Directors

The DGCL provides that a director’s personal liability to the corporation or its stockholders for monetary damages for conduct as a director may be eliminated or limited in the corporation’s certificate of incorporation, except that it may not eliminate or limit the liability of a director: (i) for any breach of the director’s duty of loyalty to the corporation or its stockholders; (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law; (iii) for conduct violating the DGCL pertaining to unlawful payment of dividends or unlawful stock purchases or redemptions; or (iv) for any transaction from which the director derived an improper personal benefit.

Whiting’s charter provides that no director shall be personally liable to the corporation or any of its stockholders for monetary damages for breach of fiduciary duty as a director, except to the extent such exemption from liability or limitation thereof is not permitted under the DGCL as the same exists or may thereafter be amended.

The BCBCA provides the following relief to directors for the liability that they would otherwise owe the corporation:

(a) A director is not liable for issuing a share that is not fully paid if he or she proves that he or she did not know and could not reasonably have known that the share was issued for consideration having a value of less than the issue price;

(b) A director is generally not liable to financially reimburse the corporation if he or she relies in good faith on:

(i) financial statements of the corporation represented to him or her by an officer of the corporation or in a written report of the auditor of the corporation fairly to reflect the financial condition of the corporation; or

(ii) a written opinion or report of a lawyer, accountant, engineer, appraiser or other person whose profession lends credibility to a statement made by him or her;

(iii) a statement of fact represented to the director by

The YBCA provides the following relief to directors for the liability that they would otherwise owe the corporation:

(a) A director is not liable for issuing a share for less than its monetary value if he or she proves that he or she did not know and could not reasonably have known that the share was issued for a consideration less than the fair equivalent of the money that the corporation would have received if the share had been issued for money;

(b) A director is not liable for allowing the corporation to provide prohibited financial assistance to shareholders, directors or affiliates, if he or she proves that he or she did not know and could not reasonably have known that the financial assistance was given contrary to the YBCA; and

(c) A director is generally not liable to financially reimburse the corporation if he or she discharges his or her duty of honesty, good faith, care, diligence and skill to the corporation, if he or she relies in good faith on:

(i) financial statements of the corporation represented to

Rights of Whiting Stockholders	Rights of Kodiak Shareholders (BCBCA)	Rights of Kodiak Shareholders (YBCA)

an officer of the corporation to be correct, or

(iv) any record, information or representation that the court considers provides reasonable grounds for the actions of the director, whether or not that record was forged, fraudulently made or inaccurate; and

(c) A director is not liable for certain acts or resolutions if he or she did not know and could not reasonably have known that the act done by the director or authorized by the resolution was contrary to the BCBCA.

Kodiak’s new articles will provide that no director shall be liable for the acts, receipts, neglects or defaults of any other director or officer or employee, or for joining in any receipt or other act for conformity, or for any loss, damage or expense happening to Kodiak through the insufficiency or deficiency of title to any property acquired for or on behalf of Kodiak, or for the insufficiency or deficiency of any security in or upon which any of the moneys of Kodiak shall be invested, or for any loss or damage arising from the bankruptcy, insolvency or tortious acts of any person with whom any of the moneys, securities or effects of Kodiak shall be deposited, or for any loss occasioned by any error of judgment or oversight on his or her part, or for any other loss, damage or misfortune whatever which shall happen in the execution of the duties of his or her office or in relation thereto, unless the same are occasioned by his or her own wilful neglect or default; provided that nothing in Kodiak’s new articles shall relieve any director or him or her by an officer of the corporation or in a written report of the auditor of the corporation fairly to reflect the financial condition of the corporation; or

(ii) an opinion or report of a lawyer, accountant, professional engineer, appraiser or other person whose profession lends credibility to a statement made by him or her.

Kodiak’s by-laws provide that no director shall be liable for the acts, receipts, neglects or defaults of any other director or officer or employee, or for joining in any receipt or other act for conformity, or for any loss, damage or expense happening to Kodiak through the insufficiency or deficiency of title to any property acquired for or on behalf of Kodiak, or for the insufficiency or deficiency of any security in or upon which any of the moneys of Kodiak shall be invested, or for any loss or damage arising from the bankruptcy, insolvency or tortious acts of any person with whom any of the moneys, securities or effects of Kodiak shall be deposited, or for any loss occasioned by any error of judgment or oversight on his part, or for any other loss, damage or misfortune whatever which shall happen in the execution of the duties of his office or in relation thereto, unless the same are occasioned by his own wilful neglect or default; provided that nothing in Kodiak’s by-laws shall relieve any director or officer from the duty to act in accordance with the YBCA and the regulations thereunder or from liability for any breach thereof.

Rights of Whiting Stockholders	Rights of Kodiak Shareholders (BCBCA)	Rights of Kodiak Shareholders (YBCA)

officer from the duty to act in accordance with the BCBCA and the regulations thereunder or from liability for any breach thereof.

Amendments to Charter

The DGCL provides that an amendment to the certificate of incorporation requires (i) the approval of the board of directors, (ii) the approval of a majority of the outstanding stock entitled to vote upon the proposed amendment and (iii) the approval of the holders of a majority of the outstanding stock of each class entitled to vote thereon as a class.

Whiting’s charter provides that the charter may be amended as prescribed therein or by the DGCL; provided, however, the affirmative vote of the holders of at least 70% of the voting power of the shares entitled to vote at an election of directors shall be required to amend, alter, change or repeal, or to adopt any provisions as part of the charter inconsistent with the purpose and intent of Articles Fifth (Directors), Sixth (Director Liability), Eighth (Special Stockholders Meetings), Ninth (No Action by Written Consent), Eleventh (Amendment of By-laws) and Twelfth (Amendment of Certificate of Incorporation).

Under the BCBCA, subject to certain exceptions, a special resolution will be required to amend the new charter of Kodiak.

A “special resolution” is a resolution passed by a majority of not less than 2/3 of the votes cast by the shareholders who voted in respect of that resolution at a meeting or signed by all of the shareholders entitled to vote on that resolution.

Under the YBCA, a special resolution is required to amend any provision of the charter of Kodiak.

A “special resolution” is a resolution passed by a majority of not less than 2/3 of the votes cast by the shareholders who voted in respect of that resolution at a meeting or signed by all of the shareholders entitled to vote on the resolution.

Amendment to By-laws/Articles

The DGCL provides that by-laws may be adopted, amended or repealed by the stockholders entitled to vote. The DGCL provides that directors may adopt, amend or repeal a corporation’s by-laws only if the certificate of incorporation confers such power upon the directors.

Whiting’s charter and by-laws provide that the board of directors is authorized to adopt, amend, alter or repeal the by-laws by the affirmative

	Unless the BCBCA otherwise requires or such alteration would, on becoming effective render incorrect or incomplete any information in the notice of articles, Kodiak’s new articles may be amended by ordinary resolution.	Under the YBCA, unless the articles or by-laws otherwise provide, a board of directors may, by resolution, make, amend or repeal any by-laws that regulate the business or affairs of a corporation. Where the directors make, amend or repeal a bylaw, they are required under the YBCA to submit the bylaw, amendment or repeal to the shareholders at the next meeting of shareholders, and the shareholders may confirm,

Rights of Whiting Stockholders	Rights of Kodiak Shareholders (BCBCA)	Rights of Kodiak Shareholders (YBCA)

vote of at least a majority of the entire board of directors. Whiting’s charter and by-laws also provide that the by-laws may be adopted, amended, altered or repealed by the affirmative vote of the holders of at least 70% of the voting power of the shares entitled to vote at an election of directors.		reject or amend the bylaw, amendment or repeal by an ordinary resolution. If a bylaw, amendment or repeal is rejected by shareholders, or the directors of a corporation do not submit a bylaw, an amendment or a repeal to the shareholders at the next meeting of shareholders, the by-laws, amendment or repeal will cease to be effective, and no subsequent resolution of the directors to make, amend or repeal a bylaw having substantially the same purpose or effect is effective until it is confirmed or confirmed as amended by the shareholders.

Approval of Certain Fundamental Transactions

The DGCL provides that, unless otherwise specified in a corporation’s certificate of incorporation or unless certain provisions of the DGCL are applicable, a sale or other disposition of all or substantially all of the corporation’s assets, a merger or consolidation of the corporation with another corporation or a dissolution of the corporation requires the affirmative vote of a majority of the outstanding stock entitled to vote on the matter. Under the DGCL, a merger may also become effective without the approval of the surviving corporation’s stockholders if certain requirements are met.

Whiting’s charter does not contain any contrary provisions.

Under the BCBCA, certain extraordinary corporation alterations, such as changes to authorized share structure, continuances out of province, certain amalgamations, sales, leases or other dispositions of all or substantially all of the property of a corporation (other than in the ordinary course of business), liquidations and certain arrangements, are required to be approved by special resolution.

Neither Kodiak’s new charter nor its new articles will contain any provision relating to the approval of certain fundamental transactions.

Under the YBCA, certain extraordinary corporation alterations, such as changes to authorized share structure, continuances out of province, certain amalgamations, sales, leases or other dispositions of all or substantially all of the property of a corporation (other than in the ordinary course of business) liquidations, dissolutions and certain arrangements, are required to be approved by special resolution.

Neither Kodiak’s charter nor its by-laws contain any provision relating to the approval of certain fundamental transactions.

Certain Business Combinations

Section 203 of the DGCL prohibits a Delaware corporation from engaging in certain “business combinations” with any “interested stockholder” for a three-year period following the time that the stockholder became an interested stockholder unless (i) prior to such time, the board of directors approved either the business	The BCBCA does not contain a provision comparable to Section 203 of the DGCL with respect to business combinations. However, Multilateral Instrument 61-101 Protection of Minority Securityholders in Special Transactions (“MI 61-101”) which governs disclosure, minority	The YBCA does not contain a provision comparable to Section 203 of the DGCL with respect to business combinations. However, Multilateral Instrument 61-101 Protection of Minority Securityholders in Special Transactions (“MI 61-101”) which governs disclosure, minority

Rights of Whiting Stockholders	Rights of Kodiak Shareholders (BCBCA)	Rights of Kodiak Shareholders (YBCA)

combination or the transaction that resulted in the stockholder becoming an interested stockholder; (ii) upon becoming an interested stockholder, the interested stockholder owned at least 85% of the voting stock outstanding at the time the transaction commenced, excluding certain shares; or (iii) at or subsequent to that time, the business combination is approved by the board of directors and by the affirmative vote of at least two-thirds of the outstanding voting stock that is not owned by the interested stockholder. For these purposes, a “business combination” includes a merger, asset or stock sale or other transaction resulting in a financial benefit to the interested stockholder. Subject to certain exceptions, an “interested stockholder” is a person who, together with that person’s affiliates and associates, owns, or within the previous three years did own, 15% or more of Whiting’s voting stock.

Delaware corporations can opt-out of this provision under certain circumstances. Whiting has not “opted out” from the application of Section 203.

	shareholder approval and valuation requirements in respect of exceptional transactions, contains detailed requirements in connection with “related party transactions.”	shareholder approval and valuation requirements in respect of exceptional transactions, contains detailed requirements in connection with “related party transactions.”

Stockholder Rights Plan

In 2006, the board of directors of Whiting declared a dividend of one preferred share purchase right for each outstanding share of common stock of Whiting payable to the stockholders of record as of March 2, 2006. As a result of the two-for-one split of Whiting’s common stock effective February 22, 2011, one-half of a preferred share purchase right is now associated with each share of common stock. Each preferred share purchase right entitles the registered holder to purchase from Whiting one one-hundredth of a share of Series A Junior Participating Preferred Stock,	Kodiak will not adopt a shareholder rights plan in connection with the Continuance or the Arrangement.	Kodiak has not adopted a shareholders rights plan.

Rights of Whiting Stockholders	Rights of Kodiak Shareholders (BCBCA)	Rights of Kodiak Shareholders (YBCA)

par value $0.001 per share, of Whiting at a price of $180.00 per one one-hundredth of a share of Series A Junior Participating Preferred Stock, subject to adjustment. If any person becomes a 15% or more stockholder of Whiting, then each preferred share purchase right will entitle its holder to purchase, at the preferred share purchase right’s then current exercise price, a number of shares of common stock of Whiting or of the acquirer having a market value at the time of twice the preferred share purchase right’s per share exercise price. The board of directors of Whiting may redeem the preferred share purchase rights for $0.001 per preferred share purchase right at any time prior to the time when the preferred share purchase rights become exercisable. Unless the preferred share purchase rights are redeemed, exchanged or terminated earlier, they will expire on February 23, 2016.

Preemptive Rights

The DGCL provides that no stockholder will have any preemptive rights to purchase additional securities of the corporation unless the certificate of incorporation expressly grants these rights.

Whiting’s charter does not grant stockholders any preemptive rights.

	Under the BCBCA, preemptive rights can be granted to shareholders if the articles so provide. Kodiak’s new articles will not provide for preemptive rights.	Under the YBCA, preemptive rights are granted to shareholders if the articles so provide. Kodiak’s charter does not provide for preemptive rights.

Dividends

The DGCL provides that a board of directors may declare and pay dividends out of “surplus” (defined as the excess, if any, of net assets (total assets less total liabilities) over capital) or, when no surplus exists, out of net profits for the fiscal year in which the dividend is declared and/or the preceding fiscal year, except that dividends may not be paid out of net profits if the capital of the corporation is less than the aggregate amount of capital represented by the

Given that Kodiak has only one class of shares, the rights of the holders of those shares are equal in all aspects and include the right to receive dividends if, as and when declared by the board of directors, subject to a solvency test.

Kodiak’s new articles will provide that, subject to the provisions of the BCBCA, Kodiak’s board may from time to time declare dividends payable to the

Given that Kodiak has only one class of shares, the rights of the holders of those shares are equal in all aspects and include the right to receive dividends if, as and when declared by the board of directors, subject to a solvency test.

Kodiak’s by-laws provide that, subject to the provisions of the YBCA, Kodiak’s board may from time to time declare dividends payable to the shareholders

Rights of Whiting Stockholders	Rights of Kodiak Shareholders (BCBCA)	Rights of Kodiak Shareholders (YBCA)

issued and outstanding stock of all classes having a preference upon the distribution of assets.

Whiting’s by-laws provide that, subject to the requirements of the DGCL and the provisions of Whiting’s charter, the board of directors may declare dividends on capital stock at any regular or special meeting of the board of directors (or any action by written consent in lieu thereof), and dividends may be paid in cash, in property, or in shares of capital stock of Whiting.

	shareholders according to their respective rights and interest in Kodiak. Dividends may be paid in money or property or by issuing fully paid shares of Kodiak.	according to their respective rights and interest in Kodiak. Dividends may be paid in money or property or by issuing fully paid shares of Kodiak.

CERTAIN INCOME TAX CONSEQUENCES

Material U.S. Federal Income Tax Consequences

The following discussion is a summary of material U.S. federal income tax consequences to U.S. Holders and to Non-U.S. Holders (each as defined below) with respect to (i) the continuance of Kodiak from the Yukon Territory to British Columbia (the “Continuance”), (ii) the exchange of shares of Kodiak common stock for shares of Whiting common stock pursuant to the arrangement, and (iii) the ownership and disposition of shares of Whiting common stock. This summary is based upon the Internal Revenue Code of 1986, as amended (the “Code”), Treasury regulations, rulings of the IRS, and judicial decisions in existence on the date hereof, all of which are subject to change. Any such change could apply retroactively and could adversely affect the tax consequences described below. No assurance can be given that the IRS will agree with the consequences described in this summary, or that a court will not sustain any challenge by the IRS in the event of litigation. No advance tax ruling has been sought or obtained from the IRS regarding the tax consequences of the transactions described herein.

For purposes of this summary, a “U.S. Holder” is a beneficial owner of shares of Kodiak common stock or (after the arrangement) shares of Whiting common stock that is (a) an individual who is a citizen of the United States or who is resident in the United States for U.S. federal income tax purposes, (b) an entity that is classified for U.S. federal income tax purposes as a corporation and that is organized under the laws of the United States, any state thereof, or the District of Columbia, or is otherwise treated for U.S. federal income tax purposes as a domestic corporation, (c) an estate the income of which is subject to U.S. federal income taxation regardless of its source, or (d) a trust (i) whose administration is subject to the primary supervision of a court within the United States and all substantial decisions of which are subject to the control of one or more United States persons as described in Section 7701(a)(30) of the Code (“United States persons”), or (ii) that has a valid election in effect under applicable Treasury regulations to be treated as a United States person.

For purposes of this summary, a “Non-U.S. Holder” is a beneficial owner of shares of Kodiak common stock or (after the arrangement) shares of Whiting common stock that is not a U.S. Holder and that is not an entity that is classified for U.S. federal income tax purposes as a partnership or as an entity disregarded from its owner. If an entity classified for U.S. federal income tax purposes as a partnership or as an entity disregarded from its owner owns shares of Kodiak common stock, the tax treatment of a member of the entity will depend on the status of the member and the activities of the entity. The tax treatment of such an entity, and the tax treatment of any member of such an entity, are not addressed in this summary. Any entity that is classified for U.S. federal income tax purposes as a partnership or as an entity disregarded from its owner and that owns shares of Kodiak common stock, and any members of such an entity, are encouraged to consult their tax advisors.

This summary does not discuss all U.S. federal income tax considerations that may be relevant to U.S. Holders and Non-U.S. Holders in light of their particular circumstances or that may be relevant to certain beneficial owners that may be subject to special treatment under U.S. federal income tax law (for example, tax-exempt organizations, insurance companies, banks and other financial institutions, dealers in securities, traders in securities that elect to use a mark-to-market method of accounting, real estate investment trusts, regulated investment companies, individual retirement accounts, qualified pension plans, persons who hold shares of Kodiak common stock as part of a straddle, hedging, constructive sale, conversion, or other integrated transaction, persons who acquired shares of Kodiak common stock as a result of the exercise of employee stock options or otherwise as compensation or through a tax-qualified retirement plan, U.S. Holders whose functional currency is not the U.S. dollar, controlled foreign corporations, passive foreign investment companies, and corporations that accumulate earnings to avoid U.S. federal income tax). Furthermore, this summary does not discuss any alternative minimum tax consequences, and does not address any aspects of U.S. state or local taxation. This summary only applies to those beneficial owners that hold shares of Kodiak common stock, or (after the arrangement) shares of Whiting common stock, as “capital assets” within the meaning of the Code.

This summary does not address the tax consequences to any U.S. Holder that at any time during the five-year period prior to the arrangement has owned, directly or constructively (under the attribution rules of

Section 958 of the Code), 10% or more of the combined voting power of the shares of Kodiak common stock. In the case of any Non-U.S. Holder who is an individual, this summary assumes that this individual was not formerly a United States citizen and was not formerly a resident of the United States for U.S. federal income tax purposes.

In connection with the closing of the arrangement, Foley & Lardner LLP intends to deliver an opinion to Whiting (the “Foley Tax Opinion”), and Dorsey & Whitney LLP intends to deliver an opinion to Kodiak (the “Dorsey Tax Opinion”), to the effect that the Amalgamation together with the preceding steps under Section 3.2 of the plan of arrangement (collectively, the “Arrangement Transactions”) should qualify as a “reorganization” within the meaning of Sections 368(a)(1)(A) and 368(a)(2)(E) of the Code. The Foley Tax Opinion and the Dorsey Tax Opinion will be based in part on representation letters provided by Whiting and by Kodiak and on customary factual assumptions. If any of those assumptions or representations is inaccurate, incomplete, or untrue, the conclusions contained in these opinions or stated below could be affected. Foley & Lardner LLP is under no obligation to update the Foley Tax Opinion, and Dorsey & Whitney LLP is under no obligation to update the Dorsey Tax Opinion, as a result of a change in law or discovery of any inaccuracy in such representations. The Foley Tax Opinion and the Dorsey Tax Opinion will assume that none of the terms and conditions contained in the arrangement agreement and the plan of arrangement will have been waived or modified in any respect on or prior to the closing date.

BENEFICIAL OWNERS OF SHARES OF KODIAK COMMON STOCK ARE ENCOURAGED TO SEEK ADVICE FROM THEIR OWN TAX ADVISORS REGARDING THE U.S. FEDERAL INCOME TAX CONSEQUENCES OF THE ARRANGEMENT BASED ON THEIR PARTICULAR CIRCUMSTANCES.

U.S. Federal Income Tax Consequences of the Continuance

In General

The Continuance will qualify as a “reorganization” within the meaning of Section 368(a)(1)(F) of the Code. For U.S. federal income tax purposes, the Continuance will result in each holder of shares of Kodiak common stock being treated as exchanging shares of a Yukon Territory corporation (“Kodiak-Yukon”) for the shares of a British Columbia corporation (“Kodiak-BC”). Subject to the discussion below under the heading “—U.S. Federal Income Tax Consequences of the Continuance—PFIC Considerations,” and assuming that the Continuance qualifies as a “reorganization” within the meaning of Section 368(a)(1)(F) of the Code, the following are the material U.S. federal income tax consequences of the Continuance to U.S. Holders and Non-U.S. Holders that own shares of Kodiak common stock:

•	A U.S. Holder or Non-U.S. Holder will not recognize a gain or loss on the deemed exchange of Kodiak-Yukon common shares for Kodiak-BC common shares pursuant to the Continuance.

•	The aggregate tax basis of the Kodiak-BC common shares deemed to be received by a U.S. Holder or Non-U.S. Holder pursuant to the Continuance will equal the aggregate tax basis in the Kodiak-Yukon common shares deemed to be surrendered in exchange for the Kodiak-BC common shares.

•	The holding period of the Kodiak-BC common shares deemed to be received by a U.S. Holder or Non-U.S. Holder pursuant to the Continuance will include the holding period of the Kodiak-Yukon common shares deemed to be surrendered in exchange for the Kodiak-BC common shares.

PFIC Considerations

A U.S. Holder that is deemed to dispose of Kodiak-Yukon common shares pursuant to the Continuance may be subject to adverse U.S. federal income tax consequences if Kodiak were classified as a passive foreign investment company (a “PFIC”) for any taxable year that is included in whole or in part during the holding period of the U.S. Holder’s Kodiak-Yukon common shares, or during any portion of which taxable year the U.S. Holder owned options that were exercised subsequently to acquire the U.S. Holder’s Kodiak-Yukon common shares. Such a U.S. Holder is referred to in this summary as a “U.S. PFIC Holder.” In general, a non-U.S. corporation, such as Kodiak, is classified as a PFIC for U.S. federal income tax purposes for any taxable year in which, after applying certain look-through rules, either (i) 75% or more of its gross income for such year consists of certain types of “passive” income or (ii) 50% or more of the value of its assets (determined on the basis of a quarterly average) during such year produces or is held for the production of passive income.

Kodiak believes that it has not been a PFIC during any taxable year beginning after December 31, 2005 and ending on or before December 31, 2013. Based on current business plans and financial expectations, Kodiak does not expect to be a PFIC for its current taxable year beginning January 1, 2014. Kodiak has not made and has no plans to make a formal determination as to whether it was a PFIC for taxable years ending prior to January 1, 2006. The determination of whether a corporation is a PFIC for a taxable year depends, in part, on the application of complex U.S. federal income tax rules, which are subject to differing interpretations. There can be no assurance that the IRS will not challenge any determination made by Kodiak concerning its PFIC status.

Section 1291(f) of the Code provides that, to the extent provided in Treasury regulations, any normally available non-recognition provision will not apply to a United States person’s disposition (including, in particular, any disposition of shares that occurs pursuant to a reorganization under Section 368(a) of the Code) of shares of a foreign corporation if the corporation was a PFIC for any taxable year that is included in whole or in part during the United States person’s holding period for the shares, or was a PFIC for any taxable year in which the U.S. Holder owned options that were subsequently exercised to acquire the shares. The Treasury Department has issued proposed Treasury regulations (which are not yet effective), but no final or temporary Treasury regulations, under Section 1291(f). It is impossible to predict at this time whether, in what form, and with what effective date, final Treasury regulations will be adopted. There is uncertainty about whether Section 1291(f) is self-executing. However, the IRS’s position appears to be that Section 1291(f) of the Code is self-executing notwithstanding the absence of final or temporary Treasury regulations. The proposed Treasury regulations, however, provide that non-recognition treatment is not precluded if the United States person’s disposition of shares occurs pursuant to a “reorganization” under Section 368(a)(1)(F) of the Code. As described in “—U.S. Federal Income Tax Consequences of the Continuance—In General,” the Continuance will qualify as a “reorganization” under Section 368(a)(1)(F) of the Code.

U.S. Holders that own shares of Kodiak common stock are encouraged to consult their own tax advisors regarding the possible treatment of Kodiak as a PFIC and the consequences of such treatment with respect to their deemed disposition of Kodiak-Yukon shares pursuant to the Continuance.

Payment for Dissenting Shares

U.S. Holders that receive payment for their shares of Kodiak common stock pursuant to the exercise of continuance dissent rights will be subject to U.S. federal income tax as described in “—U.S. Federal Income Tax Consequences of the Arrangement—Payment for Dissenting Shares.”

U.S. Federal Income Tax Consequences of the Arrangement

In General

Pursuant to the plan of arrangement, the holders of shares of Kodiak common stock (other than those holders that validly exercise dissent rights) will exchange their shares of Kodiak common stock for shares of Whiting common stock, and Kodiak will amalgamate with a British Columbia subsidiary of Whiting (Whiting Canadian Sub), with Kodiak surviving the amalgamation as a wholly-owned subsidiary of Whiting and Whiting Canadian Sub terminating its separate legal existence as a result of the amalgamation. There are no judicial decisions, IRS rulings or other authorities that address the treatment of transactions identical to the Arrangement Transactions. Furthermore, the Arrangement Transactions will be effected pursuant to applicable provisions of Canadian corporate law that are not identical to analogous provisions of the corporate laws of any State of the United States. Although Foley & Lardner LLP and Dorsey & Whitney LLP expect that at the closing of the arrangement they will deliver their respective opinions that the Arrangement Transactions should qualify as a

“reorganization” within the meaning of Sections 368(a)(1)(A) and 368(a)(2)(E) of the Code, there is no assurance that the IRS will agree with these opinions, and there is no assurance that a court would not sustain any challenge by the IRS in the event of litigation.

Subject to the discussion below under the heading “—PFIC Considerations,” and assuming that the Arrangement Transactions qualify as a “reorganization” within the meaning of Sections 368(a)(1)(A) and 368(a)(2)(E) of the Code, the following are the material U.S. federal income tax consequences of the arrangement to U.S. Holders and Non-U.S. Holders that own shares of Kodiak common stock:

•	A U.S. Holder or Non-U.S. Holder that receives shares of Whiting common stock in the arrangement in exchange for its shares of Kodiak common stock will not recognize a gain or loss on the exchange.

•	The aggregate tax basis of the shares of Whiting common stock received in the arrangement by a U.S. Holder or Non-U.S. Holder will equal the aggregate tax basis in the shares of Kodiak common stock surrendered in exchange for the shares of Whiting common stock.

•	The holding period of the shares of Whiting common stock received in the arrangement by a U.S. Holder or Non-U.S. Holder will include the holding period of the shares of Kodiak common stock surrendered in exchange for the shares of Whiting common stock.

See the discussion below under the heading “—Consequences if the Arrangement Were Treated as a Taxable Transaction for U.S. Federal Income Tax Purposes” regarding U.S. federal income tax consequences if the Arrangement Transactions do not qualify as a “reorganization” within the meaning of Sections 368(a)(1)(A) and 368(a)(2)(E) of the Code.

Payment for Dissenting Shares

For U.S. federal income tax purposes, U.S. Holders that receive payment for their shares of Kodiak common stock pursuant to the exercise of dissent rights will recognize a gain or loss in an amount equal to the difference between the amount realized by the U.S. Holder (other than any portion of the payment that represents interest) and the U.S. Holder’s tax basis in its shares of Kodiak common stock. Subject to the discussion below under the heading “—PFIC Considerations,” any such gain or loss will constitute a capital gain or loss. The gain or loss is determined separately for each block of shares of Kodiak common stock (i.e., shares of Kodiak common stock acquired at the same cost in a single transaction). Capital gains recognized by an individual upon the disposition of shares of Kodiak common stock that have been held for more than one year are generally eligible for reduced rates of U.S. federal income taxation. The deductibility of capital losses is subject to limitations.

For U.S. federal income tax purposes, Non-U.S. Holders that receive payment for their shares of Kodiak common stock pursuant to the exercise of dissent rights will recognize gain or loss in an amount equal to the difference between the amount realized by the Non-U.S. Holder (other than any portion of the payment that represents interest) and the Non-U.S. Holder’s tax basis in its shares of Kodiak common stock. Any such gain or loss will constitute capital gain or loss. Gain or loss is determined separately for each block of shares of Kodiak common stock (i.e., shares of Kodiak common stock acquired at the same cost in a single transaction). Any gain that is recognized on a disposition of shares of Kodiak common stock pursuant to the exercise of dissent rights by a Non-U.S. Holder will not be subject to U.S. federal income tax unless:

•	the gain is effectively connected with the conduct of a trade or business (and, if an applicable United States income tax treaty applies, is attributable to a permanent establishment maintained) within the United States by the Non-U.S. Holder; or

•	in the case of a Non-U.S. Holder who is an individual, such individual is present in the United States for 183 days or more in the taxable year of the sale, and certain other conditions are met.

In the case of a Non-U.S. Holder that is described in the first bullet point above, any gain will be subject to U.S. federal income tax at regular graduated rates, and (if the Non-U.S. Holder is classified as a corporation for U.S. federal income tax purposes) may also be subject to a U.S. branch profits tax at a rate of 30% (or at a lower rate under an applicable income tax treaty) on effectively connected earnings and profits, subject to certain adjustments. Such effectively connected income will not be subject to U.S. federal income tax withholding, however, if the Non-U.S. Holder furnishes a properly completed IRS Form W-8ECI (or a suitable successor form) to the person that otherwise would be required to withhold U.S. tax.

A Non-U.S. Holder that is described in the second bullet point above will be subject to a flat 30% tax on the gain, which may be offset by U.S.-source capital losses (even if the Non-U.S. Holder is not considered a resident of the United States).

A U.S. Holder or Non-U.S. Holder of shares of Kodiak common stock that receives payment pursuant to the exercise of dissent rights may also receive an amount of interest income. See “The Arrangement—Appraisal / Dissenters’ Rights.” Any such interest income that is received by a U.S. Holder will be subject to U.S. federal income tax at ordinary income rates. Any such interest income that is received by a Non-U.S. Holder will not be subject to U.S. federal income tax unless the interest income is effectively connected with the conduct of a trade or business (and, if a United States income tax treaty applies, is attributable to a permanent establishment maintained) within the United States by the Non-U.S. Holder, in which event the interest income will be subject to U.S. federal income tax at regular graduated rates. If the Non-U.S. Holder is classified as a corporation for U.S. federal income tax purposes, such income may also be subject to a U.S. branch profits tax at a rate of 30% (or at a lower rate under an applicable income tax treaty) on effectively connected earnings and profits, subject to certain adjustments. Such effectively connected income will not be subject to U.S. federal income tax withholding, however, if the Non-U.S. Holder furnishes a properly completed IRS Form W-8ECI (or a suitable successor form) to the person that otherwise would be required to withhold U.S. tax. Interest income that is not effectively connected with the conduct of a United States trade or business will be subject to U.S. federal income tax withholding unless the Non-U.S. Holder furnishes a properly completed IRS Form W-8BEN or W-8BEN-E, as applicable, or otherwise properly establishes an exemption.

PFIC Considerations

Notwithstanding the treatment of the Arrangement Transactions as a “reorganization” within the meaning of Sections 368(a)(1)(A) and 368(a)(2)(E) of the Code, a U.S. PFIC Holder (as defined in the discussion under the heading “—U.S. Federal Income Tax Consequences of the Continuance—PFIC Considerations”) that disposes of shares of Kodiak common stock pursuant to the arrangement may be subject to adverse U.S. federal income tax consequences unless the U.S. PFIC Holder has made certain elections in prior taxable years.

As described in the discussion under the heading “—U.S. Federal Income Tax Consequences of the Continuance—PFIC Considerations,” Kodiak believes that it has not been a PFIC during any taxable year beginning after December 31, 2005. Kodiak has not made and has no plans to make a formal determination as to whether it was a PFIC for taxable years ending prior to January 1, 2006.

In the case of a U.S. PFIC Holder that receives shares of Whiting common stock pursuant to the arrangement in exchange for shares of Kodiak common stock that have a holding period which includes any portion of a taxable year during which Kodiak was a PFIC or that were acquired upon the exercise of an option that was owned by the U.S. PFIC Holder at a time when Kodiak was a PFIC, the treatment of the U.S. PFIC Holder will depend upon whether or not the provisions of Section 1291(f) of the Code are self-executing. As is described above in the discussion under the heading “—U.S. Federal Income Tax Consequences of the Continuance—PFIC Considerations,” the IRS’s position appears to be that Section 1291(f) of the Code is self-executing notwithstanding the absence of final or temporary Treasury regulations. There is uncertainty, however, about whether Section 1291(f) is self-executing. If Section 1291(f) of the Code is self-executing, the U.S. PFIC Holder generally will be required under Section 1291 of the Code to recognize a taxable gain (but not loss) as a result of the arrangement (even if the Arrangement Transactions qualify as a “reorganization” within the meaning of Sections 368(a)(1)(A) and 368(a)(2)(E) of the Code), unless final or temporary Treasury regulations provide an exception or the U.S. PFIC Holder has made certain elections in prior taxable years.

Under Section 1291 of the Code, any such gain must be ratably allocated to each day in the U.S. PFIC Holder’s holding period for the respective shares of Kodiak common stock. The amount of any such gain allocated to the taxable year of disposition and to taxable years before Kodiak became a PFIC, if any, will be taxed as ordinary income. The amounts allocated to any other taxable year will be subject to U.S. federal income tax at the highest tax rate applicable to ordinary income in each such taxable year, and an interest charge will be imposed on the tax liability for each such taxable year, calculated as if such tax liability had been due in each such taxable year. The treatment of gains that is described above in this paragraph is referred to in this summary as “Section 1291 Treatment.”

In the case of a U.S. PFIC Holder that receives a payment pursuant to the exercise of dissent rights with respect to shares of Kodiak common stock, the U.S. PFIC Holder generally will be required to recognize a taxable gain (but not loss) and will be subject to Section 1291 Treatment, unless the U.S. PFIC Holder has made certain elections in prior taxable years.

U.S. Holders that own shares of Kodiak common stock are encouraged to consult their own tax advisors regarding the possible treatment of Kodiak as a PFIC and the consequences of such treatment.

Consequences if the Arrangement Were Treated as a Taxable Transaction for U.S. Federal Income Tax Purposes

If (contrary to the Foley Tax Opinion and the Dorsey Tax Opinion) the Arrangement Transactions were treated for U.S. federal income tax purposes as a taxable transaction rather than as a “reorganization” within the meaning of Sections 368(a)(1)(A) and 368(a)(2)(E) of the Code, the U.S. federal income tax consequences of the arrangement to a U.S. Holder that receives shares of Whiting common stock in exchange for shares of Kodiak common stock pursuant to the arrangement would be as described in the following four paragraphs. The treatment of the Arrangement Transactions as a reorganization is not certain because there is no authority directly on point dealing with relevant issues.

With respect to a U.S. Holder that receives shares of Whiting common stock in exchange for shares of Kodiak common stock pursuant to the arrangement, such a U.S. Holder generally would recognize a capital gain or loss equal to the difference between the fair market value of the shares of Whiting common stock received and the U.S. Holder’s adjusted tax basis in the shares of Kodiak common stock exchanged therefor. The gain or loss would be determined separately for each block of shares of Kodiak common stock (i.e., shares of Kodiak common stock acquired at the same cost in a single transaction). If the U.S. Holder is not a U.S. PFIC Holder (as defined in the discussion under the heading “—U.S. Federal Income Tax Consequences of the Continuance—PFIC Considerations”), any such gain or loss would be a capital gain or loss. Capital gains recognized by an individual upon the disposition of shares of Kodiak common stock that have been held for more than one year are generally eligible for reduced rates of U.S. federal income taxation. The deductibility of capital losses is subject to limitations. If the U.S. Holder is a U.S. PFIC Holder, any such loss would be a capital loss, and any such gains would be subject to Section 1291 Treatment, unless the U.S. PFIC Holder has made certain elections in prior taxable years.

Any gain recognized by a Non-U.S. Holder upon an exchange of shares of Kodiak common stock for shares of Whiting common stock will not be subject to U.S. federal income tax unless:

•	the gain is effectively connected with the conduct of a trade or business (and, if an applicable United States income tax treaty applies, is attributable to a permanent establishment maintained) within the United States by the Non-U.S. Holder; or

•	in the case of a Non-U.S. Holder who is an individual, such individual is present in the United States for 183 days or more in the taxable year of the sale, and certain other conditions are met.

In the case of a Non-U.S. Holder that is described in the first bullet point above, any gain will be subject to U.S. federal income tax at regular graduated rates, and (if the Non-U.S. Holder is classified as a corporation for U.S. federal income tax purposes) may also be subject to a U.S. branch profits tax at a rate of 30% (or at a lower rate under an applicable income tax treaty) on effectively connected earnings and profits, subject to certain adjustments. Such effectively connected income will not be subject to U.S. federal income tax withholding, however, if the Non-U.S. Holder furnishes a properly completed IRS Form W-8ECI (or a suitable successor form) to the person that otherwise would be required to withhold U.S. tax.

A Non-U.S. Holder that is described in the second bullet point above will be subject to a flat 30% tax on the gain, which may be offset by U.S.-source capital losses (even if the Non-U.S. Holder is not considered a resident of the United States).

Backup Withholding and Information Reporting

In general, information reporting requirements will apply with respect to payments to a U.S. Holder or Non-U.S. Holder pursuant to the exercise of dissent rights. In addition, a U.S. Holder may be subject to a backup withholding tax on such payments if the U.S. Holder fails to supply its correct taxpayer identification number in the manner required by applicable law, fails to certify that it is not subject to the backup withholding tax, or otherwise fails to comply with applicable backup withholding tax rules.

Any amounts withheld from a U.S. Holder under the backup withholding provisions may be credited against the U.S. federal income tax liability, if any, of the U.S. Holder, and may entitle the U.S. Holder to a refund, provided that the required information is timely furnished to the IRS.

U.S. Federal Income Tax Consequences Relating to Ownership and Disposition of Shares of Whiting Common Stock by U.S. Holders

Distributions

Any distribution paid to a U.S. Holder on a share of Whiting common stock will be treated for U.S. federal income tax purposes as a dividend to the extent of the current or accumulated earnings and profits of Whiting that are attributable to that share of common stock. To the extent that the amount of any distribution paid to a U.S. Holder on a share of Whiting common stock exceeds the current and accumulated earnings and profits of Whiting attributable to that share of common stock, the distribution will be treated first, as a non-taxable return of capital (and will be applied against and reduce the U.S. Holder’s adjusted tax basis, but not below zero, in that share of stock) and second, as a capital gain. Any reduction in the adjusted tax basis of a share of common stock will increase any gain, or reduce any loss, recognized by the U.S. Holder upon the subsequent sale, redemption, or other disposition of such share of common stock. For purposes of the remainder of this discussion, it is assumed that any distribution paid on the shares of Whiting common stock owned by a U.S. Holder will constitute a dividend for U.S. federal income tax purposes.

In the case of a U.S. Holder that is a corporation, a dividend received by such a U.S. Holder on a share of Whiting common stock may be eligible for a 70% dividend-received deduction under the Code. However, this dividend-received deduction is disallowed in its entirety if the share of common stock with respect to which the dividend is paid is owned by the U.S. Holder for less than 46 days during the 91-day period beginning on the date which is 45 days before the date on which the share of common stock becomes ex-dividend with respect to such dividend.

A U.S. Holder that is a corporation should consider the effect of Section 246A of the Code, which reduces the dividend-received deduction allowed with respect to “debt-financed portfolio stock.” In addition, a portion of dividends subject to the dividend-received deduction may serve to increase a corporation’s minimum tax base for purposes of the determination of the alternative minimum tax. Furthermore, under Section 1059 of the Code, a U.S. Holder that is a corporation may be required to reduce its basis in shares of Whiting common stock as a result of the receipt of certain “extraordinary dividends.”

In the case of a U.S. Holder that is an individual, a dividend received by such a U.S. Holder on a share of Whiting common stock generally will constitute “qualified dividend income” and will be subject to a reduced maximum U.S. federal income tax rate of 20%. This rate reduction will not apply to dividends received to the extent that the U.S. Holder elects to treat the dividends as “investment income” for purposes of calculating the U.S. Holder’s limitation on the deduction of “investment interest” expense. Furthermore, this rate reduction will also not apply to dividends that are paid to a U.S. Holder with respect to a share of Whiting common stock that is owned by the U.S. Holder for less than 61 days during the 121-day period beginning on the date which is 60 days before the date on which the share of common stock becomes ex-dividend with respect to such dividend.

In general, for purposes of meeting the holding period requirements for both the dividend-received deduction and the “qualified dividend income” definition, the U.S. Holder may not count towards its holding period any period in which the U.S. Holder (i) has the option to sell, is under a contractual obligation to sell, or has made (and not closed) a short sale of Whiting common stock, or substantially identical stock or securities, (ii) is a grantor of an option to buy Whiting common stock, as the case may be, or substantially identical stock or securities, or (iii) otherwise has diminished its risk of loss by holding one or more other positions with respect to substantially similar or related property. Treasury regulations provide that a taxpayer has diminished its risk of loss on stock by holding a position in substantially similar or related property if the taxpayer is the beneficiary of a guarantee, surety agreement, or similar arrangement that provides for payments that will substantially offset decreases in the fair market value of the stock. In addition, the Code disallows the dividend-received deduction as well as the benefit of the reduced maximum tax rate on “qualified dividend income” if the recipient of a dividend is obligated to make related payments with respect to positions in substantially similar or related property. This disallowance applies even if the minimum holding period has been met.

Dispositions

In the case of a sale, redemption, or other disposition of a share of Whiting common stock, a U.S. Holder will recognize gain or loss equal to the difference, if any, between the amount received and the U.S. Holder’s adjusted tax basis in the share of Whiting common stock. A gain or loss recognized by a U.S. Holder on a disposition of a share of Whiting common stock generally will constitute a capital gain or loss. A capital gain recognized by an individual upon a disposition of a share of Whiting common stock that is held for more than one year is generally eligible for reduced rates of U.S. federal income taxation. The deductibility of a capital loss recognized upon a disposition of a share of Whiting common stock is subject to limitations.

Unearned Income Medicare Contribution Tax

A 3.8% Medicare contribution tax will be imposed on the “net investment income” of certain United States individuals and on the undistributed “net investment income” of certain estates and trusts. Among other items, “net investment income” generally includes dividends and certain net gains from the disposition of property (such as shares of Whiting common stock), less certain deductions.

Backup Withholding and Information Reporting

In general, information reporting requirements will apply with respect to payments of dividends on a share of Whiting common stock to a U.S. Holder, and with respect to payments to a U.S. Holder of any proceeds from a disposition of a share of Whiting common stock. In addition, a U.S. Holder may be subject to a backup withholding tax on payments with respect to a share of Whiting common stock if the U.S. Holder fails to supply its correct taxpayer identification number in the manner required by applicable law, fails to certify that it is not subject to the backup withholding tax, or otherwise fails to comply with applicable backup withholding tax rules.

Any amounts withheld from a U.S. Holder under the backup withholding provisions may be credited against the U.S. federal income tax liability, if any, of the U.S. Holder, and may entitle the U.S. Holder to a refund, provided that the required information is timely furnished to the IRS.

U.S. Federal Income Tax Consequences Relating to Ownership and Disposition of Shares of Whiting Common Stock by Non-U.S. Holders

Distributions

Any distribution paid to a Non-U.S. Holder on a share of Whiting common stock will be treated for U.S. federal income tax purposes as a dividend to the extent of the current or accumulated earnings and profits of Whiting that are attributable to that share of common stock. To the extent that the amount of any distribution paid to a Non-U.S. Holder on a share of Whiting common stock exceeds the current and accumulated earnings and profits of Whiting attributable to that share of common stock, the distribution will be treated first, as a non-taxable return of capital (and will be applied against and reduce the Non-U.S. Holder’s adjusted tax basis, but not below zero, in that share of stock) and second, as capital gain. Any reduction in the tax basis of a share of common stock will increase any gain, or reduce any loss, recognized by the Non-U.S. Holder upon the subsequent sale, redemption, or other disposition of such share of common stock.

Subject to the discussions of backup withholding below and the discussion under the heading “—Foreign Account Tax Compliance” below, any dividends paid to a Non-U.S. Holder with respect to shares of Whiting common stock will be subject to U.S. federal income tax and withholding at a 30% rate (or lower applicable income tax treaty rate) if the dividends are not effectively connected with the conduct of a trade or business within the United States by the Non-U.S. Holder. Any dividends that are received by a Non-U.S. Holder and that are effectively connected with the conduct of a trade or business (and, if an applicable United States income tax treaty applies, are attributable to a permanent establishment maintained) within the United States by the Non-U.S. Holder will be subject to U.S. federal income tax at regular graduated rates, and (if the Non-U.S. Holder is classified as a corporation for U.S. federal income tax purposes) may also be subject to a U.S. branch profits tax at a rate of 30% (or at a lower rate under an applicable income tax treaty) on effectively connected earnings and profits, subject to certain adjustments. Such effectively connected income will not be subject to U.S. federal income tax withholding, however, if the Non-U.S. Holder furnishes a properly completed IRS Form W-8ECI (or a suitable successor form) to the person that otherwise would be required to withhold U.S. tax.

A Non-U.S. Holder that wishes to claim the benefit of an applicable treaty rate with respect to dividends on shares of Whiting common stock is required to satisfy applicable certification and other requirements. A Non-U.S. Holder that is eligible for a reduced rate of U.S. federal income tax pursuant to an applicable income tax treaty may obtain a refund of any excess withheld amounts by filing an appropriate claim for refund with the IRS.

Because Whiting is a “United States real property holding corporation” (see the discussion under “—Dispositions” below), any distribution by Whiting to a Non-U.S. Holder in an amount in excess in excess of current or accumulated earnings or profits generally will be subject to U.S. withholding at a rate of not less than 10%.

Dispositions

Subject to the discussion of backup withholding below and the discussion under the heading “—Foreign Account Tax Compliance” below, any gain recognized by a Non-U.S. Holder upon a sale, redemption, or other disposition of a share of Whiting common stock (and any capital gain recognized as a result of the receipt of a distribution in excess of the sum of current or accumulated earnings and profits attributable to that share and the adjusted tax basis of that share) will not be subject to U.S. federal income tax unless:

•	the gain is effectively connected with the conduct of a trade or business (and, if an applicable United States income tax treaty applies, is attributable to a permanent establishment maintained) within the United States by the Non-U.S. Holder;

•	in the case of a Non-U.S. Holder who is an individual, such individual is present in the United States for 183 days or more in the taxable year of the sale, and certain other conditions are met; or

•	Whiting has been a “United States real property holding corporation” (a “USRPHC”) at any time within the five years preceding the disposition, and either (i) the class of Whiting common stock is not regularly traded on an established securities market, or (ii) the Non-U.S. Holder owns, directly or constructively, more than 5% of the total fair market value of the Whiting common stock at any time during the five-year period ending on the date of disposition.

In the case of a Non-U.S. Holder that is described in the first bullet point above, any gain derived from the sale, redemption, or other disposition will be subject to U.S. federal income tax at regular graduated rates, and (if the Non-U.S. Holder is classified as a corporation for U.S. federal income tax purposes) may also be subject to a U.S. branch profits tax at a rate of 30% (or at a lower rate under an applicable income tax treaty) on effectively connected earnings and profits, subject to certain adjustments. Such effectively connected income will not be subject to U.S. federal income tax withholding, however, if the Non-U.S. Holder furnishes a properly completed IRS Form W-8ECI (or a suitable successor form) to the person that otherwise would be required to withhold U.S. tax.

A Non-U.S. Holder that is described in the second bullet point above will be subject to a flat 30% tax on the gain derived from the sale, redemption, or other disposition, which may be offset by U.S.-source capital losses (even if the Non-U.S. Holder is not considered a resident of the United States).

With respect to the third bullet point above, Whiting believes that it currently is a USRPHC, and anticipates that it will continue to be a USRPHC. Whiting also believes that the class of Whiting common stock is regularly traded on an established securities market.

U.S. Federal Estate Tax

Any shares of Whiting common stock that are owned (or treated as owned) by an individual who is not a citizen or resident (as specially defined for U.S. federal estate tax purposes) of the United States at the date of death will be included in such individual’s estate for U.S. federal estate tax purposes, except as may otherwise be provided by an applicable estate tax treaty between the United States and the decedent’s country of residence.

Backup Withholding and Information Reporting

Any payments of dividends on a share of Whiting common stock to a Non-U.S. Holder generally will be reported to the IRS and to the Non-U.S. Holder. Copies of these information returns may also be made available under the provisions of a specific treaty or agreement to the tax authorities of the country in which the payee resides.

Any payments of dividends on a share of Whiting common stock to a Non-U.S. Holder generally will not be subject to backup withholding and additional information reporting, provided that the Non-U.S. Holder certifies, under penalties of perjury, on a properly completed IRS Form W-8BEN, IRS Form W-8BEN-E, or IRS Form W-8ECI (or a suitable successor form) that it is not a United States person and certain other conditions are met, or the Non-U.S. Holder otherwise establishes an exemption.

The payment to a Non-U.S. Holder of the proceeds of a disposition of shares of Whiting common stock by or through the U.S. office of a broker generally will not be subject to information reporting or backup withholding if the Non-U.S. Holder either certifies, under penalties of perjury, on a properly completed IRS Form W-8BEN, IRS Form W-8BEN-E, or IRS Form W-8ECI (or a suitable successor form) that it is not a United States person and certain other conditions are met, or the Non-U.S. Holder otherwise establishes an exemption. Information reporting and backup withholding generally will not apply to the payment of the proceeds of a disposition of a share of Whiting common stock by or through the foreign office of a foreign broker (as defined in applicable Treasury regulations). Information reporting requirements (but not backup withholding) will apply, however, to a payment of the proceeds of the disposition of a share of Whiting common stock by or through a foreign office of a U.S. broker or of a foreign broker with certain relationships to the United States, unless the broker has documentary evidence in its records that the holder is not a United States person and certain other conditions are met, or the holder otherwise establishes an exemption.

Any amounts withheld from a Non-U.S. Holder under the backup withholding provisions may be credited against the U.S. federal income tax liability, if any, of the Non-U.S. Holder, and may entitle the Non-U.S. Holder to a refund, provided that the required information is timely furnished to the IRS.

Foreign Account Tax Compliance

The Foreign Account Tax Compliance Act (“FATCA”) generally imposes a 30% withholding tax on dividend payments made by a United States person to a foreign financial institution or non-financial foreign entity (including, in some cases, when a foreign financial institution or non-financial foreign entity is acting as an intermediary), and on the gross proceeds received by a foreign financial institution or non-financial foreign entity as a result of a sale or other disposition of shares of stock issued by a United States person, unless (i) in the case of a foreign financial institution, such institution enters into (or is deemed to have entered into) an agreement with the U.S. Treasury Department to withhold on certain payments, and to collect and provide to the U.S. Treasury Department substantial information regarding U.S. account holders of such institution (which includes certain equity and debt holders of such institution, as well as certain account holders that are foreign entities with U.S. owners), (ii) in the case of a non-financial foreign entity, such entity provides the withholding agent with a certification identifying the direct and indirect substantial U.S. owners of the entity, or (iii) the foreign financial institution or non-financial foreign entity otherwise qualifies for an exemption from these rules.

Under the applicable Treasury regulations and other guidance, FATCA withholding will not apply to payments of gross proceeds from the sale or other disposition of shares of Whiting common stock before January 1, 2017.

Material Canadian Federal Income Tax Consequences

The following is a summary of the principal Canadian federal income tax consequences relating to (i) the Continuance, (ii) the exchange of shares of Kodiak common stock for shares of Whiting common stock pursuant to the arrangement, and (iii) the ownership and disposition of shares of Whiting common stock under the ITA that generally apply to beneficial owners of Kodiak common stock or Whiting common stock, as applicable, who, for purposes of the ITA, and at all relevant times, hold their Kodiak common stock, and will hold any Whiting common stock received pursuant to the arrangement, as capital property and deal at arm’s length with, and are not affiliated with, Kodiak, Whiting, Whiting Canadian Sub or any of their affiliates. Persons meeting such requirements are referred to as a “Holder” or as “Holders” herein, and this summary is only for Holders.

This summary does not apply to a Holder: (i) with respect to whom Whiting is or will be a “foreign affiliate” within the meaning of the ITA, (ii) that is a “financial institution” for the purposes of the mark-to-market rules in the ITA, (iii) an interest in which is a “tax shelter investment” as defined in the ITA, (iv) that is a “specified financial institution” as defined in the ITA, (v) who has or will make a “functional currency” election under Section 261 of the ITA, (vi) who received Kodiak common stock or will receive Whiting common stock or will receive Whiting common stock upon exercise of a stock option or with respect to RSUs or restricted stock awards, or (vii) who has entered into or will enter into, with respect to their shares of Kodiak common stock or Whiting common stock, a “derivative forward agreement” as that term is defined in the ITA. Any such Holder should consult its own tax advisor with respect to the Continuance, the arrangement and the ownership and disposition of shares of Whiting common stock.

Kodiak common stock and Whiting common stock will generally be considered to be capital property of a Holder for purposes of the ITA unless such Kodiak common stock or Whiting common stock are held in the course of carrying on a business, or were acquired in one or more transactions considered to be an adventure or concern in the nature of trade. Certain Canadian Holders (as defined below) whose Kodiak common stock might not otherwise qualify as capital property, may, in certain circumstances, be entitled to make, or may already have made, an irrevocable election in accordance with subsection 39(4) of the ITA to have their Kodiak common stock, and every “Canadian security” (as defined in the ITA) owned by such Holder in the taxation year of the election and in all subsequent taxation years, deemed to be capital property. Any Canadian Holder contemplating making a subsection 39(4) election should consult their tax advisor for advice as to whether the election is available or advisable in their particular circumstances.

This summary is based on the facts set out in this document, the current provisions of the ITA and the regulations thereunder in force on the date hereof and counsel’s understanding of the published administrative policies and assessing practices of the Canada Revenue Agency (the “CRA”) publicly available prior to the date of this document. This summary takes into account all proposed amendments to the ITA and the regulations thereunder that have been publicly announced by or on behalf of the Minister of Finance (Canada) prior to the date hereof (the “Proposed Amendments”) and assumes that such Proposed Amendments will be enacted in the form proposed. However, no assurance can be given that such Proposed Amendments will be enacted in the form proposed, or at all.

Except for the Proposed Amendments, this summary does not take into account or anticipate any other changes in law or any changes in the CRA’s administrative policies and assessing practices, whether by judicial, governmental or legislative action or decision, nor does it take into account other federal or any provincial, territorial or foreign tax legislation or considerations, which may differ significantly from the Canadian federal income tax considerations described herein.

This summary is not exhaustive of all possible Canadian federal income tax consequences applicable to the Continuance, the arrangement and the ownership and disposition of common stock of Whiting. This summary is of a general nature only and is not intended to be, and should not be construed to be, legal, business or tax advice to any particular Holder. Holders should consult their own tax advisors having regard to their own circumstances.

Generally for purposes of the ITA, all amounts relating to the acquisition, holding or disposition of Kodiak common stock or Whiting common stock (including dividends, adjusted cost base and proceeds of disposition) must be expressed in Canadian dollars. Amounts denominated in U.S. dollars or another foreign currency must be converted into Canadian dollars generally based on the Bank of Canada noon exchange rate on the date such amounts arise. The amount of dividends to be included in the income of, and the amount of capital gains or capital losses realized by, a Holder may be affected by fluctuation in the relevant Canadian dollar exchange rate.

Holders Resident in Canada

The following section of the summary applies to a Holder who, for purposes of the ITA and any applicable income tax treaty, is or is deemed to be a resident of Canada at all relevant times (a “Canadian Holder”).

Continuance

No disposition or acquisition of Kodiak common stock will occur on the Continuance and Canadian Holders will not realize any income, gain or loss as a result of the Continuance.

Exchange of Shares of Kodiak Common Stock for Shares of Whiting Common Stock

A Canadian Holder who exchanges shares of Kodiak common stock for shares of Whiting common stock under the arrangement will generally be considered to have disposed of such shares of Kodiak common stock for aggregate proceeds of disposition equal to the aggregate fair market value at the effective time of the arrangement of the Whiting common stock received by such Canadian Holder on the exchange, and generally will realize a capital gain (or capital loss) to the extent that such proceeds of disposition, net of any reasonable costs of the disposition, exceed (or are less than) the aggregate adjusted cost base to the Canadian Holder of such Kodiak common stock immediately before the disposition. See “Taxation of Capital Gains and Capital Losses” below.

The cost to a Canadian Holder of shares of Whiting common stock received in consideration for shares of Kodiak common stock will be equal to the aggregate fair market value of the shares of Kodiak common stock exchanged by the Canadian Holder at the effective time of the arrangement. For the purpose of determining the adjusted cost base at any time to a Canadian Holder of Whiting common stock acquired under the arrangement, the adjusted cost base of such shares of Whiting common stock will generally be determined by averaging the cost of such Whiting common stock with the adjusted cost base of all other Whiting common stock held by the Canadian Holder as capital property at that time.

Dividends on Shares of Whiting Common Stock

A Canadian Holder will be required to include in computing such holder’s income for a taxation year the amount of dividends, if any, received or deemed to be received on Whiting common stock. Dividends received on Whiting common stock by a Canadian Holder who is an individual will not be subject to the gross-up and dividend tax credit rules in the ITA normally applicable to taxable dividends received from taxable Canadian corporations. A Canadian Holder that is a corporation will not be entitled to deduct the amount of such dividends in computing its taxable income.

A Canadian Holder that is throughout the year a “Canadian-controlled private corporation” (as defined in the ITA) may be liable to pay a refundable tax of 6 2⁄3% on its “aggregate investment income” (as defined in the ITA), including any dividends received or deemed to be received on Whiting common stock. Any U.S. non-resident withholding tax on such dividends may entitle a Canadian Holder to claim a foreign tax credit or deduction in respect of such U.S. tax to the extent and under the circumstances provided in the ITA.

Disposition of Shares of Whiting Common Stock

A disposition or deemed disposition of Whiting common stock by a Canadian Holder will generally result in a capital gain (or capital loss) to the extent that the aggregate proceeds of disposition, net of any reasonable costs of the disposition, exceed (or are less than) the aggregate adjusted cost base to the Canadian Holder of such Whiting common stock immediately before the disposition.

See “Taxation of Capital Gains and Capital Losses” below. The Canadian Holder may be entitled to claim a foreign tax credit or deduction in respect of any U.S. tax payable by the Canadian Holder on any capital gain realized on such disposition or deemed disposition to the extent and under the circumstances provided in the ITA.

Taxation of Capital Gains and Capital Losses

Generally one-half of any capital gain (a “taxable capital gain”) realized by a Canadian Holder will be included in the Canadian Holder’s income for the year of disposition. One-half of any capital loss (an “allowable capital loss”) realized by a Canadian Holder in a taxation year is required to be deducted by the holder against taxable capital gains in that year (subject to and in accordance with the rules of the ITA). Any excess of allowable capital losses over taxable capital gains of the Canadian Holder realized in a taxation year may be carried back up to three taxation years or forward indefinitely and deducted against net taxable capital gains realized in such years, to the extent and under the circumstances provided in the ITA.

Capital gains realized by a Canadian Holder who is an individual or trust, other than certain specified trusts, may give rise to alternative minimum tax under the ITA.

A Canadian Holder that is throughout the relevant year a “Canadian-controlled private corporation” (as defined in the ITA) may be liable to pay a refundable tax of 6 2/3% on its “aggregate investment income” (as defined in the ITA), including any taxable capital gains.

If the Canadian Holder is a corporation, the amount of any capital loss arising from a disposition or deemed disposition of a share of Kodiak common stock may be reduced by the amount of dividends received or deemed to have been received by it on the share to the extent and under the circumstances prescribed by the ITA. Similar rules may apply where a corporation is a member of a partnership or a beneficiary of a trust that owns Kodiak common stock, or where a trust or partnership of which a corporation is a beneficiary or is a member of a partnership or a beneficiary of a trust that owns any such stock. Canadian Holders to whom these rules may be relevant should consult their own tax advisors.

Offshore Investment Fund Property

The ITA contains rules which, in certain circumstances, may require a Canadian Holder to include an amount in income in each taxation year in respect of the acquisition and holding of Whiting common stock if (1) the value of such shares may reasonably be considered to be derived, directly or indirectly, primarily from certain portfolio investments described in paragraph 94.1(1)(b) of the ITA and (2) it may reasonably be concluded, having regard to all the circumstances, that one of the main reasons for the Canadian Holder acquiring or holding the Whiting common stock was to derive a benefit from portfolio investments in such a manner that the taxes, if any, on the income, profits and gains from such portfolio investments for any particular year are significantly less than the tax that would have been applicable under Part I of the ITA if the income, profits and gains had been earned directly by the Canadian Holder.

These rules are complex and their application and consequences depend, to a large extent, on the reasons for a Canadian Holder acquiring or holding Whiting common stock. Canadian Holders are urged to consult their own tax advisors regarding the application and consequences of these rules in their own particular circumstances.

Foreign Property Information Reporting

A Canadian Holder which is a “specified Canadian entity” for a taxation year or a fiscal period and whose total cost amount of “specified foreign property” (as such terms are defined in the ITA), including Whiting common stock, at any time in the year or fiscal period exceeds CAD$100,000 will be required to file an information return with the CRA for the year or period disclosing prescribed information in respect of such property. Substantial penalties may apply where a Canadian Holder fails to file the required information return in respect of its specified foreign property. Canadian Holders are urged to consult their own tax advisors regarding any such filing obligation in their particular circumstances.

Dissenting Canadian Holders

For Canadian federal income tax purposes, Canadian Holders that receive payment for their Kodiak common stock pursuant to the exercise of dissent rights will be considered to have disposed of the Kodiak common stock for proceeds of disposition equal to the amount received by the dissenting Canadian Holder (less any interest awarded by a court). As a result, such dissenting Canadian Holder will realize a capital gain (or a capital loss) equal to the amount by which the aggregate proceeds of disposition received exceed (or are less than) the aggregate of (i) the adjusted cost base to the dissenting Canadian Holder of the shares of Kodiak common stock immediately before such disposition; and (ii) any reasonable costs of disposition. See “Taxation of Capital Gains and Capital Losses” above for a general description of the treatment of capital gains and capital losses under the ITA.

Interest awarded to a dissenting Canadian Holder by a court will be included in the dissenting Canadian Holder’s income for the purposes of the ITA.

In addition, a dissenting Canadian Holder that, throughout the relevant taxation year, is a “Canadian-controlled private corporation” (as defined in the ITA) may be liable to pay a refundable tax of 6 2⁄3% on its “aggregate investment income” (as defined in the ITA), including interest income.

A Canadian Holder who exercises his or her dissent rights but who is not ultimately determined to be entitled to be paid fair value for the Kodiak common stock held by such Canadian Holder will be deemed to have participated in the arrangement and will receive Whiting common stock. In such an event, the tax consequences as discussed above under the heading “Exchange of Shares of Kodiak Common Stock for Shares of Whiting Common Stock” will generally apply.

Eligibility for Investment by Registered Plans

Based on the current provisions of the ITA and the regulations thereunder in force on the date hereof, shares of Whiting common stock will be qualified investments under the ITA for a trust governed by a registered retirement savings plan (“RRSP”), a registered retirement income fund (“RRIF”), a deferred profit sharing plan, a registered education savings plan, a registered disability savings plan and a tax-free savings account (“TFSA”), each as defined in the ITA (“Registered Plans”) if the shares of Whiting common stock are listed on a designated stock exchange for purposes of the ITA (which currently includes the NYSE) at the effective time of the arrangement.

Notwithstanding that shares of Whiting common stock may be qualified investments for a trust governed by a TFSA, RRSP or RRIF, the holder of a TFSA or the annuitant of an RRSP or a RRIF, as the case may be (each a “Plan Holder”), will be subject to a penalty tax on such shares if such shares are a “prohibited investment” for the TFSA, RRSP or RRIF. Shares of Whiting common stock will generally be a “prohibited investment” if the Plan Holder does not deal at arm’s length with Whiting for purposes of the ITA or has a “significant interest” (as defined in the ITA) in Whiting. Plan Holders are advised to consult their own tax advisors with respect to whether shares of Whiting common stock are “prohibited investments” in their particular circumstances and the tax consequences of shares of Whiting common stock being acquired or held by trusts governed by a Registered Plan in respect of which they are a holder or an annuitant.

Holders Not Resident in Canada

The following section of the summary applies to a Holder who, (i) for the purposes of the ITA and any applicable income tax treaty and at all relevant times, is not, and is not deemed to be, a resident of Canada, (ii) does not, and is not deemed to, use or hold Kodiak common stock and Whiting common stock received pursuant to the arrangement in or in the course of carrying on a business in Canada, (iii) is not an insurer who carries on an insurance business or is deemed to carry on an insurance business in Canada and elsewhere, and (iv) owns shares of Kodiak common stock which are not, and are not deemed to be, “taxable Canadian property” within the meaning of the ITA (in this section, a “Non-Canadian Holder”).

Continuance

No disposition or acquisition of Kodiak common stock will occur on the Continuance and Non-Canadian Holders will not realize any income, gain or loss as a result of the Continuance.

Exchange of Shares of Kodiak Common Stock for Shares of Whiting Common Stock and Dissenting Non-Canadian Holders

A Non-Canadian Holder who exchanges shares of Kodiak common stock under the arrangement for shares of Whiting common stock or a Non-Canadian Holder that receives payment for their shares of Kodiak common stock pursuant to the exercise of dissent rights will not be subject to tax under the ITA on the disposition of the shares of Kodiak common stock.

A dissenting Non-Canadian Holder will not be subject to Canadian withholding tax on any amount of interest that is awarded by the Court.

Disposition of Shares of Whiting Common Stock

A disposition or deemed disposition of shares of Whiting common stock by a Non-Canadian Holder should not be subject to tax under the ITA unless (i) the shares of Whiting common stock are, or are deemed to be, “taxable Canadian property” (within the meaning of the ITA) of the Non-Canadian Holder at the time of the disposition or deemed disposition, and (ii) the Non-Canadian Holder is not entitled to relief under an applicable income tax treaty or convention between Canada and the Non-Canadian Holder’s country of residence. In the event that the shares of Whiting common stock are, or are deemed to be, “taxable Canadian property” of a Non-Canadian Holder and the capital gain realized upon a disposition of such shares is not exempt from tax under the ITA by virtue of an applicable income tax convention, the tax consequences as described above under “Holders Resident in Canada—Taxation of Capital Gains and Capital Losses” will generally apply to the extent and under the circumstances in the ITA.

SHAREHOLDER PROPOSALS

Whiting

Proposals which stockholders intend to present at and have included in Whiting’s proxy statement for its 2015 annual meeting pursuant to Rule 14a-8 under the Exchange Act (“Rule 14a-8” ) must be received at Whiting’s offices by the close of business on November 24, 2014. In addition, a stockholder who otherwise intends to present business at Whiting’s 2015 annual meeting (including, nominating persons for election as directors) must comply with the requirements set forth in Whiting’s by-laws. Among other things, to bring business before an annual meeting, a stockholder must give written notice thereof, complying with Whiting’s by-laws, to Whiting’s Corporate Secretary not earlier than the close of business on the 120th day and not later than the close of business on the 90th day prior to the anniversary date of the 2014 annual meeting of stockholders. Under Whiting’s by-laws, if Whiting does not receive notice of a stockholder proposal submitted otherwise than pursuant to Rule 14a-8 (i.e., proposals stockholders intend to present at the 2015 annual meeting but do not intend to include in Whiting’s proxy statement for such meeting) during the time period between January 6, 2015 and February 5, 2015, then the notice will be considered untimely and Whiting will not be required to present such proposal at its 2015 annual meeting. If Whiting’s board of directors chooses to present such proposal at Whiting’s 2015 annual meeting, then the persons named in proxies solicited by Whiting’s board of directors for the 2015 annual meeting may exercise discretionary voting power with respect to such proposal.

Kodiak

In light of the expected timing of the completion of the arrangement, Kodiak expects to hold a 2015 annual meeting only if the arrangement is not completed. In the event Kodiak holds a 2015 annual meeting, proposals of shareholders that are intended for inclusion in Kodiak’s proxy statement relating to the 2015 annual meeting must be received by Kodiak at 1625 Broadway, Suite 250, Denver, Colorado 80202, no later than January 9, 2015, which corresponds to the date that is 120 calendar days before the anniversary date on which Kodiak’s proxy statement was released to shareholders in connection with this year’s annual meeting. If the date is changed by more than 30 calendar days from the anniversary date of this year’s annual meeting, then the deadline to submit a proposal to be considered for inclusion in next year’s proxy statement and form of proxy, including a proposal to nominate a person for election to the board of directors, is a reasonable time before Kodiak begins to print and mail proxy materials. Such proposals must satisfy the conditions established by the SEC, including, but not limited to, Rule 14a-8 in order to be included in Kodiak’s proxy statement for that meeting.

Shareholder proposals that are not intended to be included in Kodiak’s proxy materials for Kodiak’s 2015 annual meeting but that are intended to be presented by the shareholder from the floor must be received at Kodiak’s offices at 1625 Broadway, Suite 250, Denver, Colorado 80202 no later than March 25, 2015, which corresponds to the date that is 45 calendar days before the anniversary date on which Kodiak’s proxy statement was released to shareholders in connection with this year’s annual meeting. If the date of Kodiak’s 2015 annual meeting is changed by more than 30 calendar days from the anniversary date of this year’s annual meeting, then the deadline is a reasonable time before Kodiak sends proxy materials for that meeting.

Shareholders must submit written proposals, in accordance with the foregoing procedures, to Kodiak Oil & Gas Corp., 1625 Broadway, Suite 250, Denver, Colorado 80202, Attention: Secretary.

OTHER MATTERS

As of the date of this joint proxy statement/circular, neither the Whiting board of directors nor the Kodiak board of directors knows of any matters that will be presented for consideration at either the Whiting special meeting or the Kodiak special meeting other than as described in this joint proxy statement/circular. If any other matters come before either of the meetings or any adjournments or postponements of the meetings and are voted upon, the enclosed proxies will confer discretionary authority on the individuals named as proxies to vote the shares represented by the proxies as to any other matters. The individuals named as proxies intend to vote in accordance with their judgment as to any other matters.

HOUSEHOLDING

The SEC has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements and annual reports with respect to two or more shareholders sharing the same address by delivering a single proxy statement or annual report, as applicable, addressed to those shareholders. As permitted by the Exchange Act, only one copy of this joint proxy statement/circular is being delivered to shareholders residing at the same address, unless shareholders have notified the company whose shares they hold of their desire to receive multiple copies of the joint proxy statement/circular. This process, which is commonly referred to as “householding,” potentially provides extra convenience for shareholders and cost savings for companies.

If, at any time, you no longer wish to participate in householding and would prefer to receive a separate joint proxy statement/circular, or if you are receiving multiple copies of this joint proxy statement/circular and wish to receive only one, please contact the company whose shares you hold at their address identified below. Each of Whiting and Kodiak will promptly deliver, upon oral or written request, a separate copy of this joint proxy statement/ circular to any shareholder residing at an address to which only one copy was mailed. Requests for additional copies should be directed to: Corporate Secretary, Whiting Petroleum Corporation, at 303-837-1661 or 1700 Broadway, Suite 2300, Denver, Colorado 80290-2300 or to Kodiak Oil & Gas Corp., Attention: Secretary, 1625 Broadway, Suite 250, Denver, Colorado 80202, (303) 592-8075.

WHERE YOU CAN FIND MORE INFORMATION

Whiting

Whiting files annual, quarterly and current reports, proxy statements and other information with the SEC. Whiting has also filed this joint proxy statement/circular, including annexes, under the Exchange Act with respect to the special meeting of Whiting stockholders to approve the share issuance proposal. You may read and copy the joint proxy statement/circular and any other document that Whiting files at the SEC’s public reference room at 100 F Street, N.E., Washington D.C. 20549. You can call the SEC at 1-800-SEC-0330 for further information on the operation of the public reference room. You can also find Whiting’s public filings with the SEC on the internet at a web site maintained by the SEC located at http://www.sec.gov. The information contained on the SEC’s website is expressly not incorporated by reference into this joint proxy statement/circular.

Whiting is “incorporating by reference” specified documents that it files with the SEC, which means:

•	incorporated documents are considered part of this joint proxy statement/circular;

•	Whiting is disclosing important information to you by referring you to those documents; and

•	information Whiting files with the SEC will automatically update and supersede information contained in this joint proxy statement/circular.

Whiting incorporates by reference the documents listed below and any future filings it makes with the SEC under Section 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934 after the date of this joint proxy statement/circular and before the date on which the Whiting special meeting is held (other than, in each case, those documents, or the portions of those documents or exhibits thereto, deemed to be furnished and not filed in accordance with SEC rules):

•	Whiting’s Annual Report on Form 10-K for the year ended December 31, 2013;

•	Whiting’s Quarterly Reports on Form 10-Q for the quarters ended March 31, 2014 and June 30, 2014;

•	Whiting’s Current Reports on Form 8-K, dated January 8, 2014, February 20, 2014, April 2, 2014, April 29, 2014, May 6, 2014, June 11, 2014, July 13, 2014 and August 13, 2014;

•	the description of Whiting’s common stock contained in Whiting’s Registration Statement on Form 8-A, dated November 14, 2003, and any amendment or report updating that description; and

•	the description of Whiting’s preferred share purchase rights contained in Whiting’s Registration Statement on Form 8-A, dated February 24, 2006 and any amendment or report updating that description.

Notwithstanding the foregoing, information furnished under Items 2.02 and 7.01 of any of Whiting’s Current Reports on Form 8-K, including the related exhibits under Item 9.01, is not incorporated by reference in this joint proxy statement/circular.

You may request a copy of any of these filings, at no cost, by request directed to Whiting at the following address or telephone number:

Whiting Petroleum Corporation

1700 Broadway, Suite 2300

Denver, Colorado 80290

(303) 837-1661

Attention: Corporate Secretary

You can also find these filings on Whiting’s website at www.whiting.com. However, Whiting is not incorporating the information on its website other than these filings into this joint proxy statement/circular.

Kodiak

Kodiak files annual, quarterly and current reports, proxy statements and other information with the SEC and on SEDAR. Kodiak has also filed this joint proxy statement/circular, including annexes, under the Exchange Act with respect to the special meeting of Kodiak securityholders to approve the continuance resolution and arrangement resolution. You may read and copy the joint proxy statement/circular and any other document that Kodiak files at the SEC’s public reference room at 100 F Street, N.E., Washington D.C. 20549. You can call the SEC at 1-800-SEC-0330 for further information on the operation of the public reference room. You can also find Kodiak’s public filings (i) with the SEC on the internet at a web site maintained by the SEC located at http://www.sec.gov, (ii) with the Canadian securities regulatory authorities on the internet at a web site maintained by the Canadian securities regulatory authorities located at www.sedar.com. The information contained on the SEC’s website and SEDAR is expressly not incorporated by reference into this joint proxy statement/circular.

Kodiak is “incorporating by reference” specified documents that it files with the SEC, which means:

•	incorporated documents are considered part of this joint proxy statement/circular;

•	Kodiak is disclosing important information to you by referring you to those documents; and

•	information Kodiak files with the SEC will automatically update and supersede information contained in this joint proxy statement/circular.

Kodiak incorporates by reference the documents listed below and any future filings it makes with the SEC under Section 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934 after the date of this joint proxy statement/circular and before the date on which the Kodiak special meeting is held (other than, in each case, those documents, or the portions of those documents or exhibits thereto, deemed to be furnished and not filed in accordance with SEC rules):

•	Kodiak’s Annual Report on Form 10-K for the year ended December 31, 2013, as amended;

•	Kodiak’s Quarterly Reports on Form 10-Q for the quarters ended March 31, 2014 and June 30, 2014; and

•	Kodiak’s Current Reports on Form 8-K, dated June 19, 2014, July 13, 2014 and August 5, 2014.

Notwithstanding the foregoing, information furnished under Item 9.01 of any of Kodiak’s Current Reports on Form 8-K, is not incorporated by reference in this joint proxy statement/circular.

Kodiak also incorporates by reference its Statement of Reserve Data and Other Oil and Gas Information, effective December 31, 2013, which was filed with securities regulatory authorities in Canada and may be obtained by accessing SEDAR, the website of the Canadian securities regulatory authorities, located at www.sedar.com.

You may request a copy of any of these filings, at no cost, by request directed to Kodiak at the following address or telephone number:

Kodiak Oil & Gas Corp.

1625 Broadway, Suite 250

Denver, Colorado 80202

(303) 592-8075

Attention: Secretary

You can also find these filings on Kodiak’s website at www.kodiakog.com. However, Kodiak is not incorporating the information on its website other than these filings into this joint proxy statement/circular.

GLOSSARY OF CERTAIN OIL AND NATURAL GAS DEFINITIONS

The following terms have the following meanings:

“Bbl” One stock tank barrel, or 42 U.S. gallons liquid volume, used in this report in reference to oil, NGLs and other liquid hydrocarbons.

“Bcf” One billion cubic feet, used in reference to natural gas or CO2.

“BOE” One stock tank barrel of oil equivalent, computed on an approximate energy equivalent basis that one Bbl of crude oil equals six Mcf of natural gas and one Bbl of crude oil equals one Bbl of natural gas liquids.

“BOE/d” One BOE per day.

“CO2” Carbon dioxide.

“MBbl” One thousand barrels of oil or other liquid hydrocarbons.

“MBOE” One thousand BOE.

“MBOE/d” One MBOE per day.

“Mcf” One thousand cubic feet, used in reference to natural gas or CO2.

“MMBbl” One million Bbl.

“MMBOE” One million BOE.

“MMBtu” One million British thermal units.

“MMcf” One million cubic feet, used in reference to natural gas or CO2.

“NGL” Natural gas liquid.

“NYMEX” The New York Mercantile Exchange.

“possible reserves” Those reserves that are less certain to be recovered than probable reserves.

“probable reserves” Those reserves that are less certain to be recovered than proved reserves but which, together with proved reserves, are as likely as not to be recovered.

“proved developed reserves” Proved reserves that can be expected to be recovered through existing wells with existing equipment and operating methods or in which the cost of the required equipment is relatively minor compared to the cost of a new well.

“proved reserves” Those reserves which, by analysis of geoscience and engineering data, can be estimated with reasonable certainty to be economically producible—from a given date forward, from known reservoirs and under existing economic conditions, operating methods and government regulations—prior to the time at which contracts providing the right to operate expire, unless evidence indicates that renewal is reasonably certain, regardless of whether deterministic or probabilistic methods are used for the estimation. The project to extract the hydrocarbons must have commenced, or the operator must be reasonably certain that it will commence the project, within a reasonable time.

The area of the reservoir considered as proved includes all of the following:

a.	The area identified by drilling and limited by fluid contacts, if any, and

b.	Adjacent undrilled portions of the reservoir that can, with reasonable certainty, be judged to be continuous with it and to contain economically producible oil or gas on the basis of available geoscience and engineering data.

Reserves that can be produced economically through application of improved recovery techniques (including, but not limited to, fluid injection) are included in the proved classification when both of the following occur:

a.	Successful testing by a pilot project in an area of the reservoir with properties no more favorable than in the reservoir as a whole, the operation of an installed program in the reservoir or an analogous reservoir, or other evidence using reliable technology establishes the reasonable certainty of the engineering analysis on which the project or program was based, and

b.	The project has been approved for development by all necessary parties and entities, including governmental entities.

Existing economic conditions include prices and costs at which economic producibility from a reservoir is to be determined. The price shall be the average price during the 12-month period before the ending date of the period covered by the report, determined as an unweighted arithmetic average of the first-day-of-the-month price for each month within such period, unless prices are defined by contractual arrangements, excluding escalations based upon future conditions.

“reasonable certainty” If deterministic methods are used, reasonable certainty means a high degree of confidence that the quantities will be recovered. If probabilistic methods are used, there should be at least a 90 percent probability that the quantities actually recovered will equal or exceed the estimate. A high degree of confidence exists if the quantity is much more likely to be achieved than not, and, as changes due to increased availability of geoscience (geological, geophysical and geochemical) engineering, and economic data are made to estimated ultimate recovery with time, reasonably certain estimated ultimate recovery is much more likely to increase or remain constant than to decrease.

“standardized measure of discounted future net cash flows” The discounted future net cash flows relating to proved reserves based on the average price during the 12-month period before the ending date of the period covered by the report, determined as an unweighted arithmetic average of the first-day-of-the-month price for each month within such period (unless prices are defined by contractual arrangements, excluding escalations based upon future conditions); current costs and statutory tax rates (to the extent applicable); and a 10% annual discount rate.

ANNEX A

FORM OF CONTINUANCE RESOLUTION

BE IT RESOLVED, AS A SPECIAL RESOLUTION THAT:

1.	The continuance of Kodiak Oil & Gas Corp. (“Company”) from the jurisdiction of the Yukon Territory to the jurisdiction of the Province of British Columbia pursuant to section 302 of the Business Corporations Act (British Columbia) (“BCBCA”) and section 191 of the Business Corporations Act (Yukon) is authorized and approved;

2.	Company is hereby authorized to apply to the Yukon Registrar of Corporations for authorization to continue Company out of the jurisdiction of Yukon Territory and into the jurisdiction of British Columbia;

3.	Company is hereby authorized to apply to the Registrar of Companies in British Columbia (the “Registrar”) for a Certificate of Continuation continuing Company under the BCBCA as if it had been incorporated thereunder and to file with the Registrar a continuation application and such other documents as may be required in the form or forms prescribed by the BCBCA;

4.	Effective upon the issuance of a Certificate of Continuation by the Registrar and the Notice of Articles and Articles in the forms attached as Annex L to the management proxy circular (the “Circular”), dated [ ], 2014 of Company, with any and all amendments to the Notice of Articles and Articles of the Company as determined by the counsel to the Corporation to be reasonably necessary, be and are hereby adopted and confirmed in substitution for the Articles and by-laws of Company;

5.	The directors of Company, are authorized, in their discretion, by resolution, to abandon the application for continuance of Company out of Yukon Territory without further approval, ratification or confirmation by the shareholders of Company; and

6.	Any one director or officer of Company is authorized and directed to do, sign and execute all things, deed and documents necessary or desirable to carry out the foregoing.

A-1

ANNEX B

FORM OF ARRANGEMENT RESOLUTION

BE IT RESOLVED THAT:

1.	The arrangement (the “Arrangement”) under Section 288 of the Business Corporations Act (British Columbia) (the “BCBCA”) of Kodiak Oil & Gas Corp. (“Company”), as more particularly described and set forth in the management proxy circular (the “Circular”), dated [ ], 2014 of Company accompanying the notice of this meeting (as the Arrangement may be amended, modified or supplemented in accordance with the definitive arrangement agreement (the “Arrangement Agreement”) made as of July 13, 2014 among Company, Whiting Petroleum Corporation and 1007695 B.C. Ltd.), is hereby authorized, approved and adopted.

2.	The plan of arrangement of Company (as it has been or may be amended, modified or supplemented in accordance with the Arrangement Agreement (the “Plan of Arrangement”)), the full text of which is set out in Annex D to the Circular, is hereby authorized, approved and adopted.

3.	The (a) Arrangement Agreement and related transactions, (b) actions of the directors of Company in approving the Arrangement Agreement, and (c) actions of the directors and officers of Company in executing and delivering the Arrangement Agreement, and any amendments, modifications or supplements thereto, are hereby ratified and approved.

4.	Company be and is hereby authorized to apply for a final order from the Supreme Court of British Columbia to approve the Arrangement on the terms set forth in the Arrangement Agreement and the Plan of Arrangement (as they may be amended, modified or supplemented in accordance with the Arrangement Agreement).

5.	Notwithstanding that this resolution has been passed (and the Arrangement adopted) by the shareholders of Company or that the Arrangement has been approved by the Supreme Court of British Columbia, the directors of Company are hereby authorized and empowered to, without notice to or approval of the shareholders of Company, (i) amend, modify or supplement the Arrangement Agreement or the Plan of Arrangement to the extent permitted by the Arrangement Agreement or the Plan of Arrangement and (ii) subject to the terms of the Arrangement Agreement, not to proceed with the Arrangement and related transactions.

6.	Any officer or director of Company is hereby authorized and directed for and on behalf of Company to execute and deliver for filing with the Registrar under the BCBCA an amalgamation application and such other documents as are necessary or desirable to give effect to the Arrangement in accordance with the Arrangement Agreement, such determination to be conclusively evidenced by the execution and delivery of such amalgamation application and any such other documents.

7.	Any officer or director of Company is hereby authorized and directed for and on behalf of Company to execute or cause to be executed and to deliver or cause to be delivered all such other documents and instruments and to perform or cause to be performed all such other acts and things as such person determines may be necessary or desirable to give full effect to the foregoing resolution and the matters authorized thereby, such determination to be conclusively evidenced by the execution and delivery of such document or instrument or the doing of any such act or thing.

B-1

ANNEX C

ARRANGEMENT AGREEMENT

among

WHITING PETROLEUM CORPORATION,

1007695 B.C. LTD.

and

KODIAK OIL & GAS CORP.

dated as of

JULY 13, 2014

C-i

C-ii

Page
Section 7.7.	Severability.	C-55
Section 7.8.	Enforcement of Agreement.	C-55
Section 7.9.	Waiver of Jury Trial.	C-55
Section 7.10.	Interpretation.	C-55
Section 7.11.	No Recourse.	C-56
Section 7.12.	Definitions.	C-56

Exhibit A	–	Continuance Resolution
Exhibit B	–	Arrangement Resolution
Exhibit C	–	Plan of Arrangement
Exhibit D	–	Consent Solicitations
Exhibit E	–	Pre-Acquisition Reorganization
Exhibit F	–	Regulatory Filings
Exhibit G	–	Knowledge

C-iii

INDEX OF DEFINED TERMS

Defined Term	Section
2019 Notes	Section 7.12

2021 Notes	Section 7.12

2022 Notes	Section 7.12

Acquiror	Preamble

Acquiror Canadian Sub	Preamble

Acquiror Common Stock	Recitals

Acquiror Contract	Section 7.12

Acquiror Disclosure Schedule	Article 3

Acquiror Issued Securities	Section 1.2(a)(ix)

Acquiror Leased Real Property	Section 3.13(b)

Acquiror Meeting	Section 1.3

Acquiror Owned Real Property	Section 3.13(b)

Acquiror Plan	Section 3.19

Acquiror Preferred Stock	Section 3.3(a)

Acquiror Real Property Leases	Section 3.13(b)

Acquiror Recent Balance Sheet	Section 7.12

Acquiror Recommendation	Section 4.7(b)

Acquiror Report Preparer	Section 3.14

Acquiror Requisite Shareholder Vote	Section 3.4

Acquiror Reserve Reports	Section 3.14

Acquiror’s Costs	Section 6.2(b)(i)

Acquiror SEC Reports	Section 3.6(a)

Acquiror Securities Reports	Section 3.6(a)

Acquiror Stock Options	Section 3.3(a)

Acquiror Stock Plans	Section 3.3(a)

Adverse Notice	Section 4.9(b)

Adverse Recommendation Change	Section 4.9(b)

Affiliates	Section 7.12

Agreement	Preamble

Amalco	Section 7.12

Amalgamation Application	Section 1.2(e)

Arrangement	Section 1.2(a)(i)

Arrangement Resolution	Recitals

Assumed Company Award	Section 1.1(c)

BCBCA	Section 1.2(a)

Business Day	Section 7.12

Canadian Securities Authorities	Section 7.12

C-iv

Defined Term	Section
Canadian Securities Laws	Section 7.12

Closing	Section 7.12

Closing Date	Section 7.12

Code	Section 7.12

Company	Preamble

Company Budget	Section 4.2(b)(v)

Company Common Shares	Recitals

Company Compensatory Award	Section 1.1(c)

Company Continuance	Recitals

Company Contract	Section 7.12

Company Disclosure Schedule	Article 2

Company Employee Benefit Plans	Section 2.13(a)

Company ERISA Affiliate	Section 2.13(a)

Company Intellectual Property	Section 2.15(a)

Company Issued Securities	Section 1.8(c)

Company Leased Real Property	Section 2.17(b)

Company Meeting	Section 1.2(b)

Company Owned Real Property	Section 2.17(b)

Company Permits	Section 2.10

Company Real Property Leases	Section 2.17(b)

Company Recent Balance Sheet	Section 7.12

Company Recommendation	Section 4.7(b)

Company Report Preparer	Section 2.18

Company Requisite Shareholder Vote	Section 1.2(a)(ii)

Company Reserve Reports	Section 2.18

Company Restricted Stock Award	Section 1.1(c)

Company RSU	Section 1.1(c)

Company RSU and Option Awards	Section 7.12

Company’s Costs	Section 6.2(c)(i)

Company SEC Reports	Section 2.6(a)

Company Securities Reports	Section 2.6(a)

Company Stock Options	Section 2.3(a)

Company Stock Plan	Section 2.3(a)

Confidentiality Agreement	Section 4.17

Consent Solicitations	Section 4.10(d)

Consideration	Section 7.12

Continuing Employees	Section 4.21

Continuing Employee Plans	Section 3.19

C-v

Defined Term	Section
Contract	Section 7.12

Continuance Requisite Shareholder Vote	Section 7.12

Continuance Resolution	Recitals

Court	Recitals

Derivative	Section 7.12

Dissent Rights	Section 7.12

Effective Date	Section 7.12

Effective Time	Section 7.12

Employee Benefit Plans	Section 7.12

Environmental Laws	Section 2.12(a)

Equity Interests	Section 7.12

ERISA	Section 7.12

ERISA Affiliate	Section 7.12

Exchange Act	Section 7.12

Final Order	Section 7.12

Financing	Section 4.10(a)

GAAP	Section 2.6(b)

General Developments	Section 7.12

Governmental Entity	Section 7.12

Hazardous Substance	Section 7.12

Hydrocarbons	Section 7.12

Indenture Amendments	Section 4.10(d)

Indentures	Section 4.10(d)

Intellectual Property Rights	Section 7.12

Intended Tax Treatment	Section 1.10

Interim Order	Section 7.12

Intervening Event	Section 4.9(b)

Law	Section 7.12

Liens	Section 7.12

Material Adverse Effect	Section 7.12

Merger	Section 7.12

Multiemployer Plan	Section 7.12

Notes	Section 4.10(d)

Oil and Gas Contracts	Section 7.12

Oil and Gas Interests	Section 7.12

Oil and Gas Leases	Section 7.12

Order	Section 7.12

Other Party	Section 4.9(a)

C-vi

Defined Term	Section
Party or Parties	Section 7.12

Permitted Lien	Section 7.12

Permitted Transaction	Section 4.9(a)

Person	Section 7.12

Plan of Arrangement	Recitals

Pre-Acquisition Reorganization	Section 4.1(a)

Production Burden	Section 7.12

Proxy Statement / Circular	Section 7.12

Registrar	Section 1.2(e)

Regulatory Law	Section 7.12

Representatives	Section 4.4(a)

Sarbanes-Oxley Act	Section 2.6(d)

SEC	Section 1.2(a)(viii)

SEC Clearance	Section 1.2(b)

Securities Authorities	Section 7.12

Share Encumbrances	Section 7.12

Share Exchange Ratio	Section 7.12

Share Issuance	Recitals

Subject Company	Section 4.9(a)

Subject Company Board	Section 4.9(a)

Subject Company Shareholder Approval	Section 4.9(a)

Subsidiaries	Section 7.12

Superior Proposal	Section 4.9(a)

Takeover Proposal	Section 4.9(a)

Taxes	Section 7.12

Tax Return	Section 7.12

Termination Date	Section 6.1(c)

Transaction Developments	Section 7.12

U.S. Securities Act	Section 7.12

U.S. Securities Laws	Section 7.12

Units	Section 7.12

Wells	Section 7.12

YBCA	Recitals

C-vii

ARRANGEMENT AGREEMENT

THIS ARRANGEMENT AGREEMENT (this “Agreement”) is made and effective as of July 13, 2014 among Whiting Petroleum Corporation, a corporation organized and existing under the laws of the State of Delaware, U.S.A. (“Acquiror”), 1007695 B.C. Ltd., a company organized and existing under the laws of British Columbia, Canada (“Acquiror Canadian Sub”), and Kodiak Oil & Gas Corp., a corporation continued and existing under the laws of the Yukon Territory, Canada (“Company”). Capitalized terms used but not otherwise defined in this Agreement shall have the meaning set forth in Section 7.12.

WHEREAS, the Board of Directors of each of Acquiror, Acquiror Canadian Sub and Company has determined that a business combination pursuant to which Acquiror Canadian Sub would acquire all of the outstanding common shares without par value per share, of the Company (the “Company Common Shares”) in exchange for the issuance and payment of certain shares of Common Stock, $0.001 par value per share, of Acquiror (the “Acquiror Common Stock”), pursuant to a Plan of Arrangement, is in the best interests of their respective shareholders;

WHEREAS, the Board of Directors of Company has unanimously approved the transactions contemplated by this Agreement and the Plan of Arrangement, and Company has agreed to submit for approval (a) a special resolution in the form attached hereto as Exhibit A (as amended from time to time in accordance with this Agreement (the “Continuance Resolution”) to the holders of the outstanding Company Common Shares in respect of the continuance of Company from the jurisdiction of the Yukon Territory to the jurisdiction of the Province of British Columbia pursuant to Section 302 of the BCBCA and section 191 of the Business Corporations Act (Yukon) (the “YBCA”), such continuance to occur prior to the Arrangement (as defined below) (the “Company Continuance”), (b) to the extent the Continuance Resolution is approved, a special resolution, in the form attached hereto as Exhibit B (as amended from time to time in accordance with this Agreement, the “Arrangement Resolution”), to the holders of the outstanding Company Common Shares, voting separately as a class, and the holders of the outstanding Company Common Shares and Company RSU, Option Awards and Company Restricted Stock Awards, voting together as a class, and (c) a plan of arrangement, in the form attached hereto as Exhibit C (as amended from time to time in accordance with this Agreement, the “Plan of Arrangement”), to the Supreme Court of British Columbia (the “Court”);

WHEREAS, the Board of Directors of each of Acquiror and Acquiror Canadian Sub has unanimously approved the transactions contemplated by this Agreement and the Plan of Arrangement, and Acquiror has agreed to submit to the holders of Acquiror Common Stock for approval the issuance of Acquiror Common Stock contemplated by this Agreement (the “Share Issuance”);

WHEREAS, for United States federal income tax purposes, it is intended that the Merger shall qualify as a “reorganization” within the meaning of Sections 368(a)(1)(A) and 368(a)(2)(E) of the Code, and this Agreement is intended to be, and is adopted as, a “plan of reorganization” for purposes of Sections 354 and 361 of the Code; and

WHEREAS, Acquiror, Acquiror Canadian Sub and Company desire to make certain representations, warranties and covenants in connection with, and to prescribe certain conditions to, the transactions contemplated hereby.

NOW, THEREFORE, in consideration of the foregoing and the representations, warranties, covenants and conditions set forth in this Agreement, and intending to be legally bound, Acquiror, Acquiror Canadian Sub and Company agree as follows:

ARTICLE 1

THE ARRANGEMENT

Section 1.1. Arrangement. Upon the terms and subject to the conditions set forth in this Agreement, at the Effective Time and as more fully set forth in the Plan of Arrangement:

(a) Each Company Common Share issued and outstanding immediately prior to the Effective Time held by a shareholder of the Company that has validly exercised its Dissent Right in respect of the Arrangement will be transferred by such shareholder to Acquiror Canadian Sub.

(b) Each Company Common Share issued and outstanding immediately prior to the Effective Time (other than Company Common Shares owned, directly or indirectly, by Acquiror, Acquiror Canadian Sub and other than Company Common Shares with respect to which Dissent Rights in respect of the Arrangement have been properly exercised and not withdrawn) will be transferred by such shareholder to Acquiror Canadian Sub in exchange for the Consideration.

(c) Each outstanding Company Stock Option, each outstanding restricted stock unit that is measured in relation to, or settleable in, Company Common Shares (a “Company RSU”) and each award of restricted stock relating to Company Common Shares (a “Company Restricted Stock Award”) (each such Company Stock Option, Company RSU and Company Restricted Stock Award, a “Company Compensatory Award”), whether vested or unvested, shall be assumed by Acquiror and converted automatically at the Effective Time into an option, restricted stock unit or restricted stock award, as the case may be, denominated in shares of Acquiror Common Stock based on the Share Exchange Ratio and subject to terms and conditions substantially identical to those in effect at the Effective Time (each such assumed Company Compensatory Award, an “Assumed Company Award”), except that (i) the number of shares of Acquiror Common Stock that will be subject to each such Assumed Company Award shall be determined by multiplying the number of Company Common Shares subject to such Assumed Company Award by the Share Exchange Ratio (rounded down to the nearest whole share) and (ii) if applicable, the exercise or purchase price per share of each such Assumed Company Award shall equal (A) the per share exercise or purchase price of each such Assumed Company Award divided by (B) the Share Exchange Ratio (rounded upwards to the nearest whole cent). At the Effective Time, Acquiror shall assume the Company Stock Plan.

Section 1.2. Company Implementation Steps.

(a) As promptly as reasonably practicable after the date of the SEC Clearance, Company shall apply, in a manner reasonably acceptable to Acquiror, to the Court under 291 of the Business Corporations Act (British Columbia) (the “BCBCA”) and, in cooperation with Acquiror, prepare, file and diligently pursue an application, for the Interim Order, which shall provide (among other things):

(i) for the class of persons to whom notice shall be provided in respect of the proposed arrangement under Section 288 of the BCBCA on the terms and subject to the conditions set forth in the Plan of Arrangement (the “Arrangement”) and the Company Meeting and for the manner in which such notice shall be provided;

(ii) that the requisite approval (the “Company Requisite Shareholder Vote”) for the Arrangement Resolution shall be:

(A)	at least two-thirds of the votes cast on the Arrangement Resolution by those holders of Company Common Shares present in person or represented by proxy at the Company Meeting, each Company Common Share entitling the holder thereof to one vote on the Arrangement Resolution; and

(B)	at least two-thirds of the votes cast on the Arrangement Resolution by those holders of Company Common Shares and holders of Company RSUs, Option Awards and Company Restricted Stock Awards present in person or represented by proxy at the Company Meeting together voting as a class, each Company Common Share entitling the holder thereof to one vote on the Arrangement Resolution and each Company RSU, Option Award and Company Restricted Stock Award entitling the holder thereof to that number of votes equal to the number of Company Common Shares issuable upon the valid exercise of a Company Stock Option, or the valid settlement of a Company RSU or Company Restricted Stock Award, as applicable, on the Arrangement Resolution;

(iii) that, in all other respects, the terms, restrictions and conditions of Company’s articles of continuation and by-laws as in effect as of the date of this Agreement, including quorum requirements and all other matters, shall apply in respect of the Company Meeting;

(iv) for the grant of the Dissent Rights in respect of the Arrangement;

(v) for the notice requirements with respect to the presentation of the application to the Court for the Final Order;

(vi) that the Company Meeting may be adjourned or postponed from time to time by Company (subject to the terms of this Agreement) without the need for additional approval of the Court;

(vii) confirmation of the record date for the purposes of determining the holders of Company Common Shares, Company Stock Options, Company RSUs and Company Restricted Stock Awards, entitled to receive material and vote at the Company Meeting in accordance with the Interim Order;

(viii) that the Plan of Arrangement may be amended by the Parties, after the Interim Order, without the need for additional approval of the Court, to reflect any comments received by the United States Securities and Exchange Commission (the “SEC”), if any;

(ix) that it is Acquiror’s intention to rely upon the exemption from registration provided by Section 3(a)(10) of the U.S. Securities Act with respect to the issuance of the Acquiror Common Stock, options, restricted stock units and restricted stock awards of Acquiror (collectively, the “Acquiror Issued Securities”) to be issued pursuant to the Arrangement, based on the Court’s approval of the Arrangement; and

(x) that it is Acquiror’s intention to rely on the prospectus and registration requirements of applicable Canadian Securities Laws either by virtue of exemptive relief from the Canadian Securities Authorities or by virtue of applicable exemptions under Canadian Securities Laws with respect to the issuance of the Acquiror Issued Securities pursuant to the Arrangement.

(b) Company shall, as soon as reasonably practicable after the SEC has informed Acquiror and Company that it has no further comments with respect to or will not review (“SEC Clearance”) the Proxy Statement / Circular and consistent with the provisions set forth in Section 4.7, duly take all lawful action to call, give written notice of, convene and hold a meeting of its shareholders (the “Company Meeting”) for the purpose of voting upon the approval of (i) the Continuance Resolution by the holders of Company Common Shares and (ii) the Arrangement Resolution by (A) the holders of Company Common Shares and (B) the holders of Company Common Shares and the Company RSUs, Option Awards and Company Restricted Stock Awards, voting together as a class.

(c) If (i) the Interim Order is obtained, (ii) the Continuance Resolution is approved at the Company Meeting in accordance with the YBCA and (iii) the Arrangement Resolution is approved at the Company Meeting as provided for in the Interim Order, then Company shall, as reasonably practicable thereafter, and no later than one Business Day thereafter, complete the Company Continuance.

(d) Company shall, as soon as reasonably practicable after the completion of the Company Continuance and no later than two Business Days thereafter, complete all actions necessary or desirable to submit the Arrangement to the Court and diligently pursue an application for the Final Order pursuant to Section 291 of the BCBCA.

(e) After obtaining the Final Order and subject to the satisfaction of the conditions set forth in Article 5 (excluding conditions that, by their terms, cannot be satisfied until the Closing Date, but subject to the satisfaction of such conditions), Company shall, one Business Day prior to the Effective Date, send an amalgamation application in respect of the Arrangement (the “Amalgamation Application”), together with such other documents as may be required in connection therewith under the BCBCA, to the Registrar appointed pursuant to Section 400 of the BCBCA (the “Registrar”), for endorsement and filing by the Registrar to give effect to the amalgamation and the conversion of Amalco to an unlimited liability company which form part of the Arrangement. The Amalgamation Application and all such other documents shall be in a form and substance reasonably satisfactory to Acquiror.

Section 1.3. Acquiror Implementation Steps. Acquiror shall, as soon as reasonably practicable after SEC Clearance and consistent with the provisions set forth in Section 4.7, duly take all lawful action to call, give written notice of, convene and hold a meeting of its shareholders (the “Acquiror Meeting”) for the purpose of voting upon the approval of the Stock Issuance by the holders of Acquiror Common Stock.

Section 1.4. Certain Adjustments. If, between the date of this Agreement and the Effective Time, (a) the outstanding Company Common Shares or Acquiror Common Stock shall have been increased, decreased, changed into or exchanged for a different number of shares or different class, in each case, by reason of any reclassification, recapitalization, stock split, split-up, combination or exchange of shares, (b) a stock dividend or dividend payable in any other securities of Company or Acquiror shall be declared with a record date within such period or (c) any similar event shall have occurred, then the Share Exchange Ratio shall be appropriately adjusted to provide the holders of Company Common Shares the same economic effect as contemplated by this Agreement prior to such event.

Section 1.5. Dissenting Shares. Prior to the Company Meeting, Company shall provide Acquiror with prompt (and in no event later than two Business Days after receipt of notice) written notice of any purported exercise or withdrawal of Dissent Rights by any shareholder of Company that is received by Company in relation to the Continuance Resolution, the Arrangement Resolution or both. Subject to applicable Law, Company shall provide Acquiror with the opportunity to participate in and direct all negotiations and proceedings with respect to any exercise of such Dissent Rights. Company shall not make any payment with respect to, settle or offer to settle, or otherwise negotiate, any exercise of such Dissent Rights without the prior written consent of Acquiror.

Section 1.6. Amendments to Plan of Arrangement. Subject to the Interim Order, the Final Order, Section 6.3, Article 6 of the Plan of Arrangement and any applicable Law, Company agrees to amend the Plan of Arrangement at any time prior to the Effective Time to add, remove or amend any steps or terms as determined to be reasonably necessary or desirable by Acquiror, provided that the Plan of Arrangement shall not be amended in any manner that is (a) prejudicial to the holders of Company Common Shares or is inconsistent with the provisions of this Agreement or (b) creates a reasonable risk of materially delaying, impairing or impeding in any material respect the consummation of the transactions contemplated by this Agreement, including the receipt of any approval under any Regulatory Law or the satisfaction of any condition set forth in Article 5.

Section 1.7. Closing. Subject to satisfaction or waiver of all of the conditions set forth in Article 5, the Arrangement shall be effective at the Effective Time on the Closing Date and will have all of the effects provided by applicable Law.

Section 1.8. U.S. Securities Act Matters. The Parties agree that the Arrangement will be carried out with the intention that all Acquiror Issued Securities issued on completion of the Arrangement will be issued by Acquiror in reliance on the exemption from the registration requirements of the U.S. Securities Act provided by Section 3(a)(10) thereunder. In order to ensure the availability of the exemption under Section 3(a)(10) of the U.S. Securities Act, the Parties agree that the Arrangement will be carried out on the following basis:

(a) the Arrangement will be subject to the approval of the Court;

(b) the Court will be advised as to the intention of the Parties to rely on the exemption under Section 3(a)(10) of the U.S. Securities Act prior to the hearing required to approve the Arrangement;

(c) the Court will be required to satisfy itself as to the fairness of the Arrangement to the holders of Company Common Shares, Option Awards, Company RSUs and Company Restricted Stock Awards of Company (the “Company Issued Securities”), subject to the Arrangement;

(d) Company will ensure that holders of Company Issued Securities entitled to receive Acquiror Issued Securities on completion of the Arrangement will be given adequate notice advising them of their right to attend the hearing of the Court to give approval of the Arrangement and providing them with sufficient information necessary for them to exercise that right;

(e) the holders of Company Issued Securities entitled to receive Acquiror Issued Securities will be advised that the Acquiror Issued Securities issued pursuant to the Arrangement have not been registered under the U.S. Securities Act and will be issued by Acquiror in reliance on the exemption under Section 3(a)(10) of the U.S. Securities Act;

(f) the Final Order approving the Arrangement that is obtained from the Court will expressly state that the Arrangement is approved by the Court as being fair to the holders of Company Issued Securities;

(g) the Interim Order approving the Company Meeting will specify that each holder of Company Issued Securities will have the right to appear before the Court at the hearing of the Court to give approval of the Arrangement so long as they enter an appearance within a reasonable time;

(h) the Final Order shall include a statement to substantially the following effect:

“This Order will serve as a basis of a claim to an exemption, pursuant to Section 3(a)(10) of the United States Securities Act of 1933, as amended, from the registration requirements otherwise imposed by that act, regarding the distribution of securities of Acquiror, pursuant to the Plan of Arrangement.”

Section 1.9. Canadian Securities Laws Matters. The Parties agree that the Arrangement will be carried out with the intention that all Acquiror Issued Securities issued on completion of the Arrangement will be issued by Acquiror in reliance of the prospectus and registration requirements of applicable Canadian Securities Laws either by virtue of exemptive relief from the Canadian Securities Authorities or by virtue of applicable exemptions under Canadian Securities Laws.

Section 1.10. United States Tax Treatment. It is intended by the Parties that (a) the transactions included in the Merger shall be treated as a single integrated transaction for U.S. federal income tax purposes and (b) for U.S. federal income tax purposes, the Merger shall qualify as a “reorganization” within the meaning of Sections 368(a)(1)(A) and 368(a)(2)(E) of the Code. Except as otherwise required by a final “determination” (within the meaning of Section 1313(a)(1) of the Code), in any Tax filing or proceeding the parties shall not take any position inconsistent with the intended U.S. federal income tax treatment of the Merger that is described in the immediately preceding sentence (the “Intended Tax Treatment”).

ARTICLE 2

REPRESENTATIONS AND WARRANTIES OF COMPANY

Except (a) as set forth in the disclosure schedules (with specific reference to the section or subsection of this Agreement to which the information stated in such disclosure relates; provided that any fact or condition disclosed in any section of such disclosure schedules in such a way as to make its relevance to a representation or representations made elsewhere in this Agreement or information called for by another section of such disclosure letter reasonably apparent shall be deemed to be an exception to such representation or representations or to be disclosed on such other section of such disclosure letter notwithstanding the omission of a reference or cross reference thereto) delivered by the Company to Acquiror prior to the execution of this Agreement (the “Company Disclosure Schedule”), or (b) as disclosed in Company SEC Reports filed or furnished by the Company after January 1, 2014 and publicly available prior to the date of this Agreement, but excluding, in each case, any disclosures set forth in any risk factor section or in any other section to the extent they are forward-looking statements or cautionary, predictive or forward-looking in nature; provided, that the exception provided for in this clause (b) shall be applied if, and only if, the relevance of the applicable disclosure in any such Company SEC Report filed prior to the date hereof to a particular representation is reasonably apparent on the face of the text of such disclosure, Company represents and warrants to Acquiror and Acquiror Canadian Sub as follows:

Section 2.1. Organization and Qualification. Each of Company and its Subsidiaries is a corporation or other entity duly organized, validly existing and in good standing under the Laws of the jurisdiction of its incorporation, continuation or organization and has full power and authority to own, operate and lease the properties and assets owned or used by it and to carry on its business as and where such is now being conducted. Each of Company and its Subsidiaries is duly licensed or qualified to do business as a foreign corporation (or other applicable entity), and is in good standing, in each jurisdiction wherein the character of the properties owned or leased by it, or the nature of its business, makes such licensing or qualification necessary, except where the failure to so qualify, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect on Company. Company has, prior to the date hereof, made available to Acquiror complete and correct copies of the articles of continuation and by-laws of Company, including any amendments thereto, as presently in effect.

Section 2.2. Subsidiaries. Section 2.2 of the Company Disclosure Schedule sets forth a correct and complete list of all of Company’s Subsidiaries, together with the jurisdiction of organization of each Subsidiary and the percentage of each Subsidiary’s outstanding Equity Interests owned by Company or another Subsidiary.

Section 2.3. Capitalization.

(a) The authorized capital stock of Company consists entirely of an unlimited number of Company Common Shares. As of the date of this Agreement, 267,253,911 Company Common Shares were issued and outstanding. As of the date of this Agreement, there are (i) outstanding options to acquire Company Common Shares from Company representing in the aggregate the right to acquire 5,831,107 Company Common Shares (collectively, the “Company Stock Options”) under the Company’s 2007 Stock Incentive Plan (the “Company Stock Plan”), (ii) Company Restricted Stock Awards relating to an aggregate of 531,305 Company Common Shares under the Company Stock Plan and (iii) and Company RSUs relating to an aggregate of 2,050,370 Company Common Shares under the Company Stock Plan. As of the date of this Agreement, except as set forth above, no Equity Interests of Company have been issued or reserved for issuance or are outstanding. All issued and outstanding Company Common Shares are duly authorized, validly issued, fully paid and non-assessable and free of preemptive (or similar) rights and registration rights. No Company Common Shares have been issued in violation of any preemptive (or similar) rights.

(b) All issued and outstanding Equity Interests of each Company Subsidiary are (i) duly authorized, validly issued, fully paid and non-assessable, (ii) free of preemptive (or similar) rights and registration rights and (iii) are owned by Company or a wholly-owned Subsidiary free and clear of any Share Encumbrances. Except for Company’s Subsidiaries, Company does not directly or indirectly own any Equity Interest in, or any security convertible into or exchangeable or exercisable for any Equity Interest in, any other Person. Neither Company nor any of its Subsidiaries is obligated to make any contribution to the capital of, make any loan to or guarantee the debts of, any Person (other than Company’s Subsidiaries), including any joint venture or similar entity.

(c) Except for the Company Stock Options, Company Restricted Stock Awards and Company RSUs, there are no options, warrants, rights, convertible or exchangeable securities, “phantom” stock rights, stock appreciation rights, restricted stock, stock-based performance units or Contracts of any kind to which Company or any of its Subsidiaries is a party or by which any of them is bound (i) obligating Company or any of its Subsidiaries to issue, deliver or sell, or cause to be issued, delivered or sold, additional Equity Interests in, or any security convertible or exercisable for or exchangeable into any Equity Interest of, Company or any of its Subsidiaries or any of its Subsidiaries, (ii) obligating Company or any of its Subsidiaries to issue, grant, extend or enter into any such option, warrant, call, right, security, unit or Contract or (iii) giving any Person the right to receive any economic benefit or right similar to or derived from the economic benefits and rights occurring to holders of Equity Interests of Company or any of its Subsidiaries.

(d) There are no Share Encumbrances to which Company or any of its Subsidiaries is a party or by which Company or any of its Subsidiaries is bound relating to the issued or unissued Equity Interests of Company or any of its Subsidiaries (including any such Contracts that may limit in any way the solicitation of proxies by or on behalf of Company from, or the casting of votes by, its shareholders with respect to the Arrangement) or granting to any Person the right to elect, or to designate or nominate for election, a director to the Board of Directors of Company or a director of the board of directors or similar supervisory body of any Subsidiary of Company. There are no programs in place or outstanding obligations of Company or any of its Subsidiaries (i) to repurchase, redeem or otherwise acquire any Equity Interests of Company or any of its Subsidiaries or (ii) to vote or to dispose of any Equity Interest of any of Company’s Subsidiaries.

Section 2.4. Authorization. Company has full corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby, subject, in the case of the consummation of the Company Continuance, to obtaining the Continuance Requisite Shareholder Vote and in the case of the consummation of the Arrangement, to obtaining the Company Requisite Shareholder Vote and approval by the Court of the Interim Order and the Final Order. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of Company, and no other corporate proceedings on the part of Company or its securityholders are necessary to authorize this Agreement and to consummate the transactions contemplated hereby, other than the approval of the Company Continuance by the Continuance Requisite Shareholder Vote and the approval of the Arrangement Resolution by the Company Requisite Shareholder Vote. This Agreement has been duly executed and delivered by Company and, assuming due authorization, execution and delivery by Acquiror, constitutes a legal, valid and binding obligation of Company, enforceable against it in accordance with its terms.

Section 2.5. No Violation.

(a) The execution and delivery by Company of this Agreement do not, and the performance by Company of this Agreement will not, conflict with, or result in any violation of, or constitute a default (with or without notice or lapse of time, or both) under, or give rise to a right of, or result by its terms in the, termination, amendment, cancellation or acceleration of any obligation or the loss of a material benefit under, or to increased, additional, accelerated or guaranteed rights or entitlements of any Person under, or create any obligation to make a payment to any other Person under, or the loss of, any properties or assets of Company or any of its Subsidiaries pursuant to (i) any Law or Order, (ii) any provision of the articles of continuation, by-laws or other charter documents of Company or any of its Subsidiaries or (iii) any Contract to which Company or any of its Subsidiaries is a party or by which any of their respective properties or assets is bound or of any license, permit, approval, authorization or consent of any Governmental Entity held by, or affecting, or relating in any way to, the properties, assets or business of, Company or any of its Subsidiaries, except, in the case of this subclause (iii), as individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect on Company. The execution and delivery by Company of this Agreement do not, and the performance by Company of this Agreement will not, result in the creation of any Share Encumbrance upon any Equity Interests of Company or any of its Subsidiaries or any Lien upon any of the material properties or assets of Company or any of its Subsidiaries (excluding, in the case of Liens on any of material properties or assets, any Permitted Liens).

(b) Except for (i) filings as required by applicable requirements of the U.S. Securities Laws, Canadian Securities Laws and the Regulatory Laws, (ii) the filing and recordation of appropriate documents as required by the YBCA and BCBCA and (iii) filings that would not prevent or materially delay the consummation of the transactions contemplated hereby, neither Company nor any of its Subsidiaries is required to submit any notice, report or other filing with any Governmental Entity in connection with the execution, delivery or performance of this Agreement or the consummation of the transactions contemplated hereby. No waiver, consent, approval or authorization of any Governmental Entity is required to be obtained or made by Company or any of its Subsidiaries in connection with its execution, delivery or performance of this Agreement or the consummation of the transactions contemplated hereby, except (A) where the failure to obtain such waiver, consent, approval or authorization would not prevent or materially delay the performance by Company of its obligations under this Agreement or (B) in connection with any submission described in subclauses (i), (ii) and (iii) above.

Section 2.6. Filings with the SEC; Financial Statements; No Undisclosed Liabilities; Sarbanes-Oxley Act.

(a) Company has filed or furnished all required registration statements, prospectuses, reports, schedules, forms, statements and other documents required to be filed by it with the SEC (the “Company SEC Reports”) and all other applicable securities regulatory authorities and self-regulatory organizations since January 1, 2011 (collectively, including the Company SEC Reports and all exhibits thereto, the “Company Securities Reports”). None of the Company Securities Reports, as of their respective dates (or, if amended or superseded by a filing prior to the date of this Agreement, then on the date of such filing), contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. All of the Company Securities Reports, as of their respective dates (or, as of the date of any amendment to the respective Company Securities Report), complied, as to form, in all material respects with the applicable requirements of the U.S. Securities Laws and the Canadian Securities Laws. No Subsidiary of Company is required to file any registration statement, prospectus, report, schedule, form, statement or other document with any applicable securities regulatory authority and self-regulatory organization, including the SEC.

(b) Each of the financial statements of Company included in the Company Securities Reports, as of their respective dates (and as of the date of any amendment to the respective Company Securities Report), (i) complied, as to form, in all material respects with applicable accounting requirements and with the published rules and regulations of the applicable U.S. Securities Laws with respect thereto, (ii) have been prepared in accordance with generally accepted accounting principles in the United States (“GAAP”) (except, in the case of unaudited statements, subject to normal year-end audit adjustments and the absence of footnote disclosure) applied on a consistent basis during the periods and the dates involved (except as may be indicated in the notes thereto) and (iii) fairly present, in all material respects, the consolidated financial position and consolidated results of operations and cash flows of Company and its consolidated Subsidiaries as of the respective dates or for the respective periods set forth therein.

(c) Neither Company nor any of its Subsidiaries has any liabilities or obligations required to be reflected or reserved, in accordance with GAAP, on a consolidated balance sheet of Company (including the notes thereto), except liabilities (i) as and to the extent reflected or reserved on the Company Recent Balance Sheet, (ii) incurred after the date of the Company Recent Balance Sheet in the ordinary course of business, (iii) as a result of the execution of this Agreement (iv) that, individually or in the aggregate, have not, or would not reasonably be expected to have, a Material Adverse Effect on Company; or (v) that have been discharged or paid in full.

(d) Company has established and maintains disclosure controls and procedures and internal control over financial reporting (as such terms are defined in paragraphs (e) and (f), respectively, of Rule 13a-15 under the Exchange Act) as required by Rule 13a-15 under the Exchange Act. Company’s disclosure controls and procedures are reasonably designed to ensure that all material information required to be disclosed by Company in the reports that it files under the Exchange Act are recorded, processed, summarized and reported within the time periods specified in the rules and forms of the SEC, and that all such material information is accumulated and communicated to the management of Company as appropriate to allow timely decisions regarding required disclosure and to make the certifications required pursuant to Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated thereunder (the “Sarbanes-Oxley Act”). The management of Company has completed its assessment of the effectiveness of the Company’s internal control over financial reporting in compliance with the requirements of Section 404 of the Sarbanes-Oxley Act for the year ended December 31, 2013, and such assessment concluded that such controls were effective. The management of Company has disclosed, based on its most recent evaluation of its system of internal control over financial reporting prior to the date of this Agreement, to Company’s outside auditors and the audit committee of the Board of Directors of Company (i) any significant deficiencies and material weaknesses in the design or operation of its internal control over financial reporting (as defined in Rule 13a-15(f) of the Exchange Act) that would reasonably be expected to adversely affect in any material respect Company’s ability to record, process, summarize and report financial information and (ii) any fraud, whether or not material, that involves management or other employees who have a significant role in Company’s internal control over financial reporting.

(e) There are no outstanding or unresolved comments in any comment letters of any Securities Authority or self-regulatory organization received by Company relating to the Company Securities Reports. The Company has heretofore made available to Acquiror true, correct and complete copies of all written correspondence between Company and any Securities Authority occurring since January 1, 2011. None of the Company Securities Reports is, to the knowledge of Company, the subject of ongoing Securities Authority review.

(f) Neither Company nor any of its Subsidiaries is a party to, nor does it have any commitment to become a party to, any joint venture, off-balance sheet partnership or any similar Contract (including any Contract relating to any transaction or relationship between or among the Company or one of its Subsidiaries, on the one hand, and any unconsolidated Affiliate, including any structured finance, special purpose or limited purpose entity or person, on the other hand) or any “off-balance sheet arrangements” (as defined in Item 303(a) of Regulation S-K of the SEC), where the result, purpose or effect of such Contract is to avoid disclosure of any material transaction involving, or material liabilities of, the Company or any of its Subsidiaries in the Company’s financial statements or other Company Securities Reports.

Section 2.7. Tax Matters.

(a) All Taxes of Company and its Subsidiaries attributable to periods preceding or ending with the date of the Company Recent Balance Sheet have been paid or are being contested in good faith through appropriate proceedings and adequate accruals, reserves or provisions have been made in the Company Recent Balance Sheet. Since the date of the Company Recent Balance Sheet, neither Company nor any of its Subsidiaries has incurred any Taxes other than Taxes incurred in the ordinary course of business consistent in type and amount with past practices of Company or such Subsidiary.

(b) Each of Company and its Subsidiaries has timely filed all Tax Returns required to be filed, and all such Tax Returns were and are correct and complete, except for failures to so file or failures to be so correct and complete that, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect on Company. Company has delivered to Acquiror true and complete copies of corporate income Tax Returns filed by Company and its Subsidiaries for Tax periods ending on or after December 31, 2010.

(c) Each of Company and its Subsidiaries has duly withheld, collected and timely paid all Taxes that it was required to withhold, collect and pay relating to amounts paid or owing to any employee, independent contractor, creditor, shareholder or other Person, except for failures to withhold, collect or pay that, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect on Company.

(d) No claim has been made by any taxing authority in a jurisdiction where Company or any of its Subsidiaries does not file Tax Returns that such entity is or may be subject to Tax or required to file a Tax Return in such jurisdiction, except for those instances where neither the imposition of any such Tax nor the filing of any such Tax Return (and the obligation to pay the Taxes reflected thereon), individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect on Company. Since January 1, 2004, Company is not, and has never been, engaged in the conduct of a “trade or business within the United States” within the meaning of Section 882 of the Code. There are no outstanding waivers or comparable consents that have been given by Company or any of its Subsidiaries regarding the application of the statute of limitations with respect to any Taxes or Tax Returns, other than in the ordinary course of business consistent with past practice. Neither Company nor any of its Subsidiaries is subject to any Liens for Taxes, other than Liens for current Taxes not yet due and payable.

(e) Neither Company nor any of its Subsidiaries has received from any Tax authority with respect to Tax periods ending on or after December 31, 2007: (i) any notice of underpayment of Taxes or other deficiency, or notice of proposed adjustment; (ii) any request for information relating to Taxes; or (iii) any notice indicating an intent to commence an audit.

(f) Since January 1, 2009, neither Company nor any of its Subsidiaries has requested or received a Tax ruling, private letter ruling, technical advice memorandum, advance pricing agreement, competent authority relief or similar agreement, or has entered into a closing agreement or contract with any taxing authority that, in each case, remains outstanding or effective. Neither Company nor any of its Subsidiaries is subject to a Tax sharing, allocation, indemnification or similar Contract (except such Contracts as are solely between Company and its Subsidiaries) pursuant to which it could have an obligation to make a payment to any Person in respect of Taxes. Neither Company nor any of its Subsidiaries has entered into any gain recognition agreement under Section 367 of the Code.

(g) Company is not and has never been a “United States person” within the meaning of Section 7701(a)(30) of the Code. At no time has any Subsidiary of Company been a member of an affiliated group of corporations that filed a consolidated U.S. federal income tax return. Neither Company nor any of its Subsidiaries has any liability for the Taxes of any person other than Company and its Subsidiaries, whether such liability arises under Treas. Reg. § 1.1502-6 or under any comparable provision of state, local, or foreign law, or arises by contract, or as a transferee or successor, or otherwise.

(h) Neither Company nor any of its Subsidiaries is participating or has participated in a reportable transaction within the meaning of Treas. Reg. § 1.6011-4 or Section 6707A(c) of the Code. Company and each of its Subsidiaries have disclosed on their U.S. federal income Tax Returns all positions taken therein that could give rise to a substantial understatement of U.S. federal income Tax within the meaning of Section 6662 of the Code. Neither Company nor any of its Subsidiaries has received a Tax opinion with respect to any transaction relating to Company or any of its Subsidiaries other than a transaction in the ordinary course of business. Neither Company nor any of its Subsidiaries is the direct or indirect beneficiary of a guarantee of Tax benefits or any other arrangement that has the same economic effect with respect to any transaction or Tax opinion relating to Company or any of its Subsidiaries.

(i) Neither Company nor any of its Subsidiaries has (i) been the “distributing corporation” or a “controlled corporation” (within the meaning of Section 355 of the Code) with respect to a transaction that was purported to be governed in whole or in part by Section 355 of the Code, (ii) participated in an international boycott within the meaning of Section 999 of the Code, or (iii) made or revoked any election under Treas. Reg. § 301.7701-3 regarding classification as a corporation, as a partnership, or as a disregarded entity.

(j) Neither Company nor any of its Subsidiaries will be required to include any item of income in, or exclude any item of deduction from, taxable income for any Tax period (or portion thereof) ending after the Closing Date as a result of any: (i) change in method of accounting for a Tax period ending on or prior to the

Closing Date under Section 481(c) of the Code (or any corresponding or similar provision of state, local, or foreign Tax law); (ii) “closing agreement” as described in Section 7121 of the Code (or any corresponding or similar provision of state, local, or foreign Tax law) executed on or prior to the Closing Date; (iii) installment sale or “open transaction” disposition made on or prior to the Closing Date; (iv) prepaid amount received on or prior to the Closing Date; or (v) election under Section 108(i) of the Code.

(k) Company has not made any election under Section 897(i) of the Code.

Section 2.8. Absence of Certain Changes. From the date of December 31, 2013 through the date of this Agreement, (a) Company and its Subsidiaries have conducted their respective businesses only in the ordinary course consistent with past practice in all material respects, (b) there has not been any change, event, development, condition, occurrence or combination of changes, events, developments, conditions or occurrences that, individually or in the aggregate, has had or would reasonably be expected to have a Material Adverse Effect on Company and (c) there has not been any action taken by Company or any of its Subsidiaries that would have required the consent of Acquiror under Section 4.2(b)(i), (ii), (iii), (iv), (v), (vi), (vii), (x), (xi), (xii), (xiii), (xv) or (xviii) (to the extent subclause 4.2(b)(xviii) relates to the foregoing subclauses) if such action was taken after the date of this Agreement.

Section 2.9. Litigation; Orders. There is no claim, action, suit, arbitration, proceeding, investigation or inquiry, whether civil, criminal or administrative, pending or, to the knowledge of Company, threatened against Company or any of its Subsidiaries or any of their respective officers or directors (in such capacity) or any of their respective businesses or assets, at law or in equity, before or by any Governmental Entity or arbitrator, except as, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect on Company. None of Company, any of its Subsidiaries or any of their respective businesses or assets is subject to any Order of any Governmental Entity that, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect on Company.

Section 2.10. Permits. Except as, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect on Company, Company and its Subsidiaries hold all licenses, permits, approvals, authorizations and consents of all Governmental Entities that are necessary for the operation of their respective businesses as now being conducted (collectively, the “Company Permits”), and no suspension or cancellation of any of the Company Permits is pending or, to the knowledge of Company, threatened. Company and its Subsidiaries are in compliance with the terms of Company Permits, except for instances of noncompliance where neither the costs to comply nor the failure to comply, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect on Company.

Section 2.11. Compliance with Laws.

(a) Company and its Subsidiaries, and their respective assets, are in compliance with all Laws and Orders, except for instances of noncompliance where neither the costs to comply nor the failure to comply, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect on Company.

(b) To the knowledge of the Company, none of the Company, any of its Subsidiaries or any director, officer, employee, agent or other person associated with or acting on behalf of Company or any of its Subsidiaries is an official, agent or employee of any government or Governmental Entity or political party or a candidate for any political office. During the previous five years, none of Company, any of its Subsidiaries or any director, officer, employee, agent or other person associated with or acting on behalf of Company or any of its Subsidiaries has, directly or indirectly, (i) used any funds of Company or any of its Subsidiaries for unlawful contributions, unlawful gifts, unlawful entertainment or other unlawful expenses relating to political activity, (ii) made any unlawful payment to foreign or domestic government officials or employees or to foreign or domestic political parties or campaigns from funds of Company or any of its Subsidiaries, (iii) made any payments or gifts to any governmental officials out of funds of Company or any of its Subsidiaries (but excluding payments to governmental agencies in amounts legally due and owing by Company or any of its Subsidiaries), (iv) established or maintained any unlawful fund of monies or other assets of Company or any of its Subsidiaries; (v) made any fraudulent entry on the books or records of Company or any of its Subsidiaries or (vi) made any unlawful bribe, unlawful rebate, unlawful payoff, unlawful influence payment, unlawful kickback or other unlawful payment to any Person, private or public, regardless of form, whether in money, property or services, to obtain favorable treatment in securing business for Company or any of its Subsidiaries, to obtain special concessions for Company or any of its Subsidiaries or to pay for favorable treatment for business secured or to pay for special concessions already obtained for Company or any of its Subsidiaries.

Section 2.12. Environmental Matters.

(a) Company and each of its Subsidiaries are in compliance with all applicable Laws and Orders relating to pollution, protection of the environment or human health, occupational safety and health or sanitation and all other applicable Laws and Orders relating to emissions, spills, discharges, generation, storage, leaks, injection, leaching, seepage, migration, releases or threatened releases of Hazardous Substances into the environment (including ambient air, surface water, ground water, land surface or subsurface strata) or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Substances, together with any plan, notice or demand letter issued, entered, promulgated or approved thereunder (collectively, “Environmental Laws”), except in a manner that, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect on Company. Neither Company nor any of its Subsidiaries has received any written notice of (i) any violation of an Environmental Law or (ii) the institution of any claim, action, suit, proceeding, investigation or inquiry by any Governmental Entity or other Person alleging that Company or any of its Subsidiaries may be in violation of or materially liable under any Environmental Law, in the case of both subclauses (i) and (ii) except that, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect on Company.

(b) Neither Company nor any of its Subsidiaries has (i) placed, held, located, released, discharged, transported or disposed of any Hazardous Substances on, under, from or at any of the properties currently or previously owned or operated by Company or any of its Subsidiaries, except in a manner that, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect on Company, (ii) any liability for any Hazardous Substance disposal or contamination on any of Company’s or any of its Subsidiaries’ properties or any other properties that, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect on Company, (iii) reason to know of the presence of any Hazardous Substances on, under, at or coming from any of Company’s or any of its Subsidiaries’ properties or any other properties but arising from the conduct of operations of Company or any of its Subsidiaries, except in a manner that, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect on Company, or (iv) received any written notice of (A) any actual or potential liability for the response to or remediation of Hazardous Substances at or arising from any of Company’s or any of its Subsidiaries’ properties or any other properties or (B) any actual or potential liability for the costs of response to or remediation of Hazardous Substances at or arising from any of Company’s or any of its Subsidiaries’ properties or any other properties, in the case of both subclauses (A) and (B), that, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect on Company. Company has provided Acquiror with correct and complete copies of all material environmental reports in the possession of Company or any of its Subsidiaries or their respective Representatives or consultants relating to properties currently or formerly owned or operated by Company or any of its Subsidiaries.

(c) There are no acts, omissions, circumstances or conditions that could lead to liability under Environmental Laws with respect to the business and operations of Company or any of its Subsidiaries or the current or former ownership or operation of any real estate by Company or any of its Subsidiaries, except that, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect on Company.

(d) No Environmental Law imposes any obligation on Company or any of its Subsidiaries arising out of or as a condition to any transaction contemplated hereby, including any requirement to modify or transfer any Company Permit, any requirement to file any notice or other submission with any Governmental Entity, the placement of any notice, acknowledgement, or covenant in any land records, or the modification of or provision of notice under any Contract or consent Order, except in a manner that, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect on Company.

(e) Neither Company nor any of its Subsidiaries has any obligation, pursuant to any agreement, by operation of Law or otherwise, for any claims related to compliance with, or liability under, any Environmental Law, except that, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect on Company.

Section 2.13. Employee Benefits.

(a) Section 2.13(a) of the Company Disclosure Schedule sets forth a correct and complete list of all Employee Benefit Plans that are maintained by Company, any of its Subsidiaries or any ERISA Affiliate of Company or any of its Subsidiaries (each, a “Company ERISA Affiliate”) or to which Company, any of its Subsidiaries or any Company ERISA Affiliate is obligated to contribute or with respect to which any of them has any liability, contingent or otherwise (with the Company Stock Plan, each a “Company Employee Benefit Plan” and collectively, the “Company Employee Benefit Plans”). Section 2.13(a) of the Company Disclosure Schedule identifies the plan sponsor of each Company Employee Benefit Plan.

(b) Neither Company nor any of its Subsidiaries has ever maintained, sponsored, contributed to or been obligated to contribute to, or had any other liability with respect to any Multiemployer Plan or any plan subject to Title IV of ERISA. No entity that is or was an ERISA Affiliate of Company or any of its Subsidiaries has, either currently or during any period such entity was such an ERISA Affiliate, maintained, sponsored, contributed to or been obligated to contribute to, or had any other liability with respect to, any Multiemployer Plan or any plan subject to Title IV of ERISA.

(c) Company and each of its Subsidiaries have reserved, to the extent permitted by applicable Law, the right to amend, terminate or modify at any time all Company Employee Benefit Plans, except with respect to the Company Employee Benefit Plans that are executive compensation contracts or other agreements of the Company and its Subsidiaries on the one hand and an individual on the other hand.

(d) The Internal Revenue Service has issued a currently effective favorable determination letter with respect to each Company Employee Benefit Plan that is intended to be a “qualified plan” within the meaning of Section 401 of the Code, and each trust maintained pursuant thereto has been determined to be exempt from federal income taxation under Section 501 of the Code by the Internal Revenue Service, or such plan is a prototype plan entitled to rely on a currently effective opinion letter. Each such Company Employee Benefit Plan has been timely amended since the date of the latest favorable determination letter or opinion in accordance with all applicable Laws. Nothing has occurred with respect to the operation of any such Company Employee Benefit Plan that is reasonably likely to cause the loss of such qualification or exemption or the imposition of any liability, penalty or tax under ERISA or the Code or the assertion of claims by “participants” (as that term is defined in Section 3(7) of ERISA) other than routine benefit claims.

(e) None of Company, its Subsidiaries, the officers or directors of Company or any of its Subsidiaries or the Employee Benefits Plans that are subject to ERISA, any trusts created thereunder or any trustee or administrator thereof has engaged in a “prohibited transaction” (as such term is defined in Section 406 of ERISA or Section 4975 of the Code) or any other breach of fiduciary responsibility that could subject Company, any of its Subsidiaries or any officer or director of Company or any of its Subsidiaries to any tax or penalty on prohibited transactions imposed by such Section 4975 or to any liability under Section 502 of ERISA.

(f) There are no claims (except claims for benefits payable in the ordinary course of business and proceedings with respect to qualified domestic relations orders), suits or proceedings pending or, to the knowledge of Company, threatened against or involving any Company Employee Benefit Plan, asserting any rights or claims to benefits under any Company Employee Benefit Plan or asserting any claims against any administrator, fiduciary or sponsor thereof. There are no pending or, to the knowledge of Company, threatened investigations by any Governmental Entity involving any Company Employee Benefit Plans.

(g) All Company Employee Benefit Plans have been established, maintained and administered in accordance with their terms and with all provisions of applicable Laws, including ERISA and the Code, except for instances of noncompliance where neither the costs to comply nor the failure to comply, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect on Company. All material contributions or premiums required to be made to, or benefit liabilities arising under the terms of, each Company Employee Benefit Plan for all periods have been made or adequately reserved for or have been disclosed as liabilities on the Company Recent Balance Sheet.

(h) Neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby (either alone or in conjunction with any other event) will: (i) increase any benefits otherwise payable under any Company Employee Benefit Plan; (ii) result in any acceleration of the time of payment or vesting of any such benefits; (iii) limit or prohibit the ability to amend or terminate any Company Employee Benefit Plan; (iv) require the funding of any trust or other funding vehicle; or (v) renew or extend the term of any agreement in respect of compensation for an employee of Company or any of its Subsidiaries that would create any liability to Company, Acquiror or their respective Affiliates.

(i) Neither Company nor any of its Subsidiaries have made any payments during a period for which the statute of limitations under the Code has not ended or have been or is a party to a Contract (including this Agreement) that under any circumstances could obligate it to make payments after the date of this Agreement (either before or after the Closing Date) that will not be deductible because of Section 162(m) or Section 280G of the Code. Section 2.13(i) of the Company Disclosure Schedule sets forth the amounts payable to the executives listed therein as a result of the Arrangement and the other transactions contemplated hereby and/or any subsequent employment termination (including any cash-out or acceleration of options and restricted stock and any “gross-up” payments with respect to any of the foregoing) based on compensation data applicable as of the date of such Section, and the assumptions stated in such Section, of the Company Disclosure Schedule.

(j) None of Company, any of its Subsidiaries or any Company ERISA Affiliate has communicated to any current or former employee or director any intention or commitment to establish or implement any additional Company Employee Benefit Plan or to amend or modify, in any material respect, any existing Company Employee Benefit Plan.

(k) None of the Company Employee Benefit Plans are subject to the Law of any jurisdiction other than the United States.

Section 2.14. Labor and Employee Matters.

(a) Neither Company nor any of its Subsidiaries is party to, or bound by, any labor agreement, collective bargaining agreement, work rules or practices, or any other labor-related Contract with any labor union, labor organization or works council or group of employees. No employees of Company or any of its Subsidiaries are legally organized or recognized as a labor organization or represented by any labor union, labor organization or works council with respect to their employment with Company or any of its Subsidiaries.

(b) To the knowledge of the Company, no employees of Company or any of its Subsidiaries has made a pending demand for recognition, certification, representation or bargaining, and there are no representation or certification proceedings or petitions pending or, to the knowledge of Company, threatened to be brought or filed with the National Labor Relations Board or any other Governmental Entity. To the knowledge of Company, there are no organizational attempts relating to labor unions, labor organizations or works councils occurring with respect to any employees of Company or any of its Subsidiaries, and none have occurred within the previous 12 months.

(c) Except as, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect on Company, (i) there are no unfair labor practice charges or complaints or appeals of such matters against Company or any of its Subsidiaries pending or, to the knowledge of Company, threatened before the National Labor Relations Board or any other Governmental Entity, (ii) there are no labor strikes, slowdowns, stoppages, walkouts, lockouts or other labor-related disputes pending or, to the knowledge of Company, threatened against or affecting Company or any of its Subsidiaries, (iii) there are no pending or, to the knowledge of Company, threatened employment-related lawsuits or administrative charges or arbitration proceedings against or involving Company or any of its Subsidiaries and (iv) Company and its Subsidiaries have complied with all hiring and employment obligations under the Office of Federal Contract Compliance Programs rules and regulations, where applicable.

Section 2.15. Intellectual Property.

(a) Company and its Subsidiaries have good title to or, with respect to items not owned by Company or its Subsidiaries, sufficient rights to use all Intellectual Property Rights that are owned or licensed by Company or any of its Subsidiaries or utilized by Company or any of its Subsidiaries in the conduct of their respective businesses (all of the foregoing items are referred to as the “Company Intellectual Property”). To conduct the business of Company and its Subsidiaries as presently conducted, neither Company nor any of its Subsidiaries requires any Intellectual Property Rights that Company and its Subsidiaries do not already own or license. Company has no knowledge of any infringement or misappropriation by others of Intellectual Property Rights owned or used by Company or any of its Subsidiaries. The conduct of the businesses of Company and its Subsidiaries does not infringe on or misappropriate any Intellectual Property Rights of others. The consummation of the transactions contemplated hereby, including the Arrangement, will not impair any rights of Company or any of its Subsidiaries in, to or under any Company Intellectual Property.

(b) No claims with respect to Company Intellectual Property are pending or, to the knowledge of Company, threatened in writing by any Person (i) to the effect that the manufacture, performance, sale or use of any product, process or service as now used or offered or proposed for use or sale by Company or any of its Subsidiaries infringes on any Intellectual Property Rights of any Person, (ii) against the use by Company or any of its Subsidiaries of any Company Intellectual Property or (iii) challenging the ownership, validity, enforceability or effectiveness of any Company Intellectual Property.

Section 2.16. Certain Contracts.

(a) Except as set forth in Section 2.16 of the Company Disclosure Schedule or Contracts filed as exhibits to the Company SEC Reports, as of the date of this Agreement, neither Company nor any of its Subsidiaries is a party to or bound by any Contract that: (i) involves or would reasonably be expected to involve aggregate future payments by Company and/or its Subsidiaries in excess of $10,000,000 as of the date of this Agreement or aggregate future payments to Company and/or its Subsidiaries in excess of $10,000,000 or its foreign currency equivalent as of the date of this Agreement (excluding contracts for equipment, goods and materials and royalty and similar agreements entered into by the Company and/or its Subsidiaries in the ordinary course of business consistent with past practice), (ii) is a “material contract” (as such term is defined in Item 601(b)(10) of Regulation S-K of the SEC), (iii) provides for or otherwise relates to joint venture, partnership, strategic alliance or similar arrangements affecting the Oil and Gas Interests, (iv) (A) imposes any restriction on the right or ability of Company or any of its Subsidiaries to compete with any other person or acquire or dispose of the securities of another person or (B) contains an exclusivity or “most favored nation” clause that restricts the business of Company or any of its Subsidiaries in a material manner, other than those contained in customary oil and gas leases, (v) constitutes or provides for indentures, mortgages, promissory notes, loan agreements, guarantees, letter of credit or other agreements or instruments of Company or any of its Subsidiaries or commitments for the borrowing or the lending by Company or any of its Subsidiaries, (vi) provides for the sale by Company or any of its Subsidiaries of Hydrocarbons that (A) has a remaining term of greater than 90 days or (B) contains a “take-or-pay” clause or any similar material prepayment or forward sale arrangement or obligation (excluding “gas balancing” arrangements associated with customary joint operating agreements) to deliver Hydrocarbons at some future time without then or thereafter receiving full payment therefor, (vii) that provides for a call or option on production, or acreage dedication to a gathering, transportation or other arrangement downstream of the wellhead, (viii) is a joint development agreement, exploration agreement, participation or program agreement or similar agreement that contractually requires Company and its Subsidiaries to make expenditures that would reasonably be expected to be in excess of $10,000,000 in the aggregate during the 12-month period following the date of this Agreement containing any type of provision that becomes applicable due to the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby, or (ix) that contains “earn out” or other contingent payment obligations, or remaining indemnity or similar obligations (other than asset retirement obligations, plugging and abandonment obligations and other reserves of the Company set forth in the Company Reserve Reports), that could reasonably be expected to result in payments after the date hereof by Company or any of its Subsidiaries in excess of $10,000,000.

(b) Each Company Contract is valid and binding on Company and/or its Subsidiaries, as applicable, and in full force and effect. Each of Company and its Subsidiaries and, to the knowledge of Company, the other Person or Persons thereto has in all material respects performed all of its obligations required to be performed by it under each Company Contract, except for instances of noncompliance where neither the costs to comply nor the failure to comply, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect on Company.

Section 2.17. Properties and Assets.

(a) Except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on Company, Company and its Subsidiaries have good and defensible title to all of the Oil and Gas Interests reflected in the Company Reserve Reports as attributable to interests owned by Company and its Subsidiaries, except for such Oil and Gas Interests sold, used, farmed out or otherwise disposed of since December 31, 2013 in the ordinary course of business, free and clear of all Liens other than Permitted Liens and Production Burdens. Except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on Company, (i) each Oil and Gas Lease to which Company or any of its Subsidiaries is a party is valid and in full force and effect, (ii) none of Company or any of its Subsidiaries has violated any provision of, or taken or failed to take any act which, with or without notice, lapse of time, or both, would constitute a default under the provisions of such Oil and Gas Lease, and (iii) none of Company or any of its Subsidiaries has received written notice from the other party to any such Oil and Gas Lease that Company or any of its Subsidiaries, as the case may be, has breached, violated or defaulted under any Oil and Gas Lease.

(b) Except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on Company, (i) either Company or a Subsidiary of Company has good and valid title to each real property (and each real property at which operations of Company or any of its Subsidiaries are conducted) owned by Company or any Subsidiary (but excluding the Oil and Gas Interests) (such owned property collectively, the “Company Owned Real Property”) and (ii) either Company or a Subsidiary of Company has a good and valid leasehold interest in each lease, sublease and other agreement under which Company or any of its Subsidiaries uses or occupies or has the right to use or occupy any real property (or real property at which operations of Company or any of its Subsidiaries are conducted) (but excluding the Oil and Gas Interests) (such property subject to a lease, sublease or other agreement, the “Company Leased Real Property” and such leases, subleases and other agreements are, collectively, the “Company Real Property Leases”), in each case, free and clear of all Liens other than any Permitted Liens, and other than any conditions, encroachments, easements, rights-of-way, restrictions and other encumbrances that do not adversely affect the existing use of the real property subject thereto by the owner (or lessee to the extent a leased property) thereof in the operation of its business. Except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on Company, (A) each Company Real Property Lease is valid, binding and in full force and effect and (B) no uncured default of a material nature on the part of the Company or, if applicable, its Subsidiary or, to the Company’s knowledge, the landlord thereunder, exists under any Company Real Property Lease, and no event has occurred or circumstance exists which, with the giving of notice, the passage of time, or both, would constitute a material breach or default under a Company Real Property Lease.

(c) Except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on Company, (i) there are no leases, subleases, licenses, rights or other agreements affecting any portion of the Company Owned Real Property or the Company Leased Real Property that would reasonably be expected to adversely affect the existing use of such Company Owned Real Property or the Company Leased Real Property by Company or its Subsidiaries in the operation of its business thereon, (ii) except for such arrangements solely among the Company and its Subsidiaries or among Company’s Subsidiaries, there are no outstanding options or rights of first refusal in favor of any other party to purchase any Company Owned Real Property or any portion thereof or interest therein that would reasonably be expected to adversely affect the existing use of the Company Owned Real Property by the Company in the operation of its business thereon, and (iii) neither Company nor any of its Subsidiaries is currently subleasing, licensing or otherwise granting any person the right to use or occupy a material portion of a Company Owned Real Property or Company Leased Real Property that would reasonably be expected to adversely affect the existing use of such Company Owned Real Property or Company Leased Real Property by the Company or its Subsidiaries in the operation of its business thereon.

(d) Except as would not be material to Company and its Subsidiaries, taken as a whole, all proceeds from the sale of Hydrocarbons produced from the Oil and Gas Interests of Company and its Subsidiaries are being received by them in a timely manner and are not being held in suspense for any reason other than awaiting preparation and approval of division order title opinions for recently drilled Wells.

(e) All of the Wells and all water, CO2 or injection wells located on the Oil and Gas Leases or Units of Company and its Subsidiaries or otherwise associated with an Oil and Gas Interest of Company or its Subsidiaries have been drilled, completed and operated within the limits permitted by the applicable Oil and Gas Contracts and applicable Law, and all drilling and completion (and plugging and abandonment) of the Wells and such other wells and all related development, production and other operations have been conducted in compliance with all applicable Laws except, in each case, as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on Company.

(f) All Oil and Gas Interests operated by Company and its Subsidiaries have been operated in accordance with reasonable, prudent oil and gas field practices and in compliance with the applicable Oil and Gas Leases and applicable Law, except where the failure to so operate would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on Company.

(g) None of the material Oil and Gas Interests of Company or its Subsidiaries is subject to any preferential purchase, consent or similar right that would become operative as a result of the transactions contemplated by this Agreement, except for any such preferential purchase, consent or similar rights that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on Company.

(h) None of the Oil and Gas Interests of Company or its Subsidiaries are subject to any Tax partnership agreement or provisions requiring a partnership income Tax Return to be filed under Subchapter K of Chapter 1 of Subtitle A of the Code.

Section 2.18. Reserve Reports. Company has delivered or otherwise made available to Acquiror true and correct copies of all written reports requested or commissioned by Company or its Subsidiaries and delivered to Company or its Subsidiaries in writing on or before the date of this Agreement estimating Company’s and such Subsidiaries’ proved oil and gas reserves prepared by any unaffiliated person (each, a “Company Report

Preparer”) concerning the Oil and Gas Interests of the Company and such Subsidiaries as of December 31, 2013 (the “Company Reserve Reports”). The factual, non-interpretive data provided by Company and its Subsidiaries to each Company Report Preparer in connection with the preparation of the Company Reserve Reports that was material to such Company Report Preparer’s estimates of the proved oil and gas reserves set forth in the Company Reserve Reports was, as of the time provided (or as modified or amended prior to the issuance of the Company Reserve Reports) accurate in all material respects. The oil and gas reserve estimates of Company set forth in the Company Reserve Reports are derived from reports that have been prepared by the petroleum consulting firm as set forth therein, and such reserve estimates fairly reflect, in all material respects, the oil and gas reserves of Company at the dates indicated therein and are in accordance with SEC guidelines applicable thereto applied on a consistent basis throughout the periods involved. Except for changes generally affecting the oil and gas exploration, development and production industry (including changes in commodity prices) and normal depletion by production, there has been no change in respect of the matters addressed in the Company Reserve Reports that would have, or reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on Company.

Section 2.19. Derivatives. The Company SEC Reports accurately summarize, in all material respects, the outstanding Derivative positions of Company and its Subsidiaries, including Hydrocarbon and financial Derivative positions attributable to the production and marketing of the Company and its Subsidiaries, as of the dates reflected therein. As of the date of this Agreement, all Derivative Contracts to which Company or any of its Subsidiaries is a party have been made available to Acquiror in Company’s electronic dataroom.

Section 2.20. Insurance. All material insurance policies maintained by Company or any of its Subsidiaries, including policies with respect to fire, casualty, general liability, business interruption and product liability, are with reputable insurance carriers, provide full and adequate coverage for all normal risks incident to the respective businesses, properties and assets of Company and its Subsidiaries and are in character and amount similar to that carried by Persons engaged in similar businesses and subject to the same or similar perils or hazards, except for failures to maintain such insurance policies that, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect on Company. Company and each of its Subsidiaries have made all payments required to maintain such policies in full force and effect. Neither Company nor any of its Subsidiaries has received written notice of default under any such policy or notice of any pending or threatened termination or cancellation, coverage limitation or reduction or material premium increase with respect to any such policy. Section 2.20 of the Company Disclosure Schedule sets forth the aggregate annual premiums that Company is paying with respect to Company’s directors and officers insurance policy for the current policy period that includes the date of this Agreement.

Section 2.21. Company Board Approval. The Board of Directors of Company, by resolutions duly adopted by unanimous vote at a meeting duly called and held and not subsequently rescinded or modified in any way, has duly (a) determined that this Agreement and the Arrangement are fair to and in the best interests of Company and its shareholders, (b) approved this Agreement, the Company Continuance, the Arrangement and the other transactions contemplated hereby and (c) recommended that the shareholders of Company approve the Continuance Resolution, the Arrangement Resolution and directed that such matters be submitted to a vote by Company’s shareholders at the Company Meeting. The only votes of the shareholders or the securityholders of Company required to adopt this Agreement and approve the transactions contemplated hereby are the Continuance Requisite Shareholder Vote and the Company Requisite Shareholder Vote.

Section 2.22. Canadian Business. Company is not a “Canadian business” within the meaning of the Investment Canada Act.

Section 2.23. Foreign Issuer Exemption. Company is a reporting issuer in British Columbia and Alberta, and Company qualifies as an SEC issuer pursuant to National Instrument 51-102-Continuous Disclosure Obligations.

Section 2.24. Opinions of Financial Advisors. Company has received the opinions of each of Petrie Partners Securities, LLC and Credit Suisse Securities (USA) LLC, each dated as of the date of the meeting of the Board of Directors of Company to approve this Agreement, to the effect that, as of such date and subject to the assumptions, limitations, qualifications and other matters considered in connection with the preparation of such opinions, the Share Exchange Ratio pursuant to the Arrangement is fair, from a financial point of view, to the holders of Company Common Shares.

Section 2.25. Interested Party Transactions. Since December 31, 2011 until the date of this Agreement, no event has occurred or transaction entered into that would be required to be reported by the Company pursuant to Item 404 of Regulation S-K promulgated by the SEC under the Exchange Act.

Section 2.26. Proxy Statement / Circular. The Proxy Statement / Circular will comply in all material respects with the applicable requirements of the U.S. Securities Laws and the Canadian Securities Laws, except that no representation or warranty is being made by Company with respect to the information supplied by or on behalf of Acquiror for inclusion in the Proxy Statement / Circular. The Proxy Statement / Circular will not, at the time the Proxy Statement / Circular (or any amendment or supplement thereto) is filed with the Canadian Securities Authorities or first sent to shareholders or at the time of Company Meeting contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

Section 2.27. No Brokers or Finders. With the exception of the engagement of Petrie Partners Securities, LLC and Credit Suisse Securities (USA) LLC by Company, none of Company and its Subsidiaries has any liability or obligation to pay any fees or commissions to any financial advisor, broker, finder or agent with respect to the transactions contemplated hereby. Company has provided Acquiror with correct and complete copies of any engagement letters or other Contracts between Company and Petrie Partners, LLC and between Company and Credit Suisse Securities (USA) LLC relating to the Arrangement and the other transactions contemplated hereby.

ARTICLE 3

REPRESENTATIONS AND WARRANTIES OF ACQUIROR AND ACQUIROR

CANADIAN SUB

Except (a) as set forth in the disclosure schedules (with specific reference to the section or subsection of this Agreement to which the information stated in such disclosure relates; provided that any fact or condition disclosed in any section of such disclosure schedules in such a way as to make its relevance to a representation or representations made elsewhere in this Agreement or information called for by another section of such disclosure letter reasonably apparent shall be deemed to be an exception to such representation or representations or to be disclosed on such other section of such disclosure letter notwithstanding the omission of a reference or cross reference thereto) delivered by Acquiror to Company prior to the execution of this Agreement (the “Acquiror Disclosure Schedule”), or (b) as disclosed in Acquiror SEC Reports filed or furnished by the Company after January 1, 2014, but excluding, in each case, any disclosures set forth in any risk factor section or in any other section to the extent they are forward-looking statements or cautionary, predictive or forward-looking in nature; provided, that the exception provided for in this clause (b) shall be applied if, and only if, the relevance of the applicable disclosure in any such Acquiror SEC Report filed prior to the date hereof to a particular representation is reasonably apparent on the face of the text of such disclosure, Acquiror and Acquiror Canadian Sub represent and warrant to Company as follows:

Section 3.1. Organization and Qualification. Each of Acquiror, Acquiror Canadian Sub and Acquiror’s other Subsidiaries is a corporation or other entity duly organized, validly existing and in good standing under the Laws of the jurisdiction of its incorporation or organization and has full power and authority to own, operate and lease the properties and assets owned or used by it and to carry on its business as and where such is now being conducted. Each of Acquiror, Acquiror Canadian Sub and Acquiror’s other Subsidiaries is duly licensed or qualified to do business as a foreign corporation (or other applicable entity), and is in good standing, in each jurisdiction wherein the character of the properties owned or leased by it, or the nature of its business, makes such licensing or qualification necessary, except where the failure to so qualify, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect on Acquiror. Each of Acquiror and Acquiror Canadian Sub has, prior to the date hereof, made available to Company a complete and correct copies of the articles of continuation, articles of incorporation, by-laws and other charter documents of Acquiror and Acquiror Canadian Sub, including any amendments thereto, as presently in effect.

Section 3.2. Subsidiaries; Acquiror Canadian Sub. Section 3.2 of the Acquiror Disclosure Schedule sets forth a correct and complete list of all of Acquiror’s Subsidiaries, together with the jurisdiction of organization of each Subsidiary and the percentage of each Subsidiary’s outstanding Equity Interests owned by Acquiror or another Subsidiary. All of the issued and outstanding Equity Interests of Acquiror Canadian Sub are, and at the Effective Time will be, owned by Acquiror. Acquiror Canadian Sub has not conducted any business prior to the date hereof and has, and prior to the Effective Time will have, no assets, liabilities or obligations of any nature other than those incident to its formation and pursuant to this Agreement and the Arrangement and the other transactions contemplated by this Agreement.

Section 3.3. Capitalization.

(a) The authorized capital stock of Acquiror consists entirely of 300,000,000 shares of Acquiror Common Stock and 5,000,000 shares of preferred stock of Acquiror, par value of $0.001 per share (the “Acquiror Preferred Stock”). As of the date of this Agreement, (i) 118,981,965 shares of Acquiror Common Stock were issued and outstanding and (ii) 1,500,000 shares of Acquiror Preferred Stock have been designated Series A Junior Participating Preferred Stock, none of which were issued and outstanding. As of the date of this Agreement, there are outstanding (A) options to acquire Acquiror Common Stock from Acquiror representing in the aggregate the right to acquire 412,303 shares of Acquiror Common Stock (collectively, the “Acquiror Stock Options”) under Acquiror’s 2003 Equity Incentive Plan, as amended through October 23, 2007, and Acquiror’s 2013 Equity Incentive Plan (collectively, the “Acquiror Stock Plans”) and (B) restricted shares of Acquiror Common Stock relating to an aggregate of 1,461,256 shares of Acquiror Common Stock under the Acquiror Stock Plans.

(b) As of the date of this Agreement, except as set forth above, no Equity Interests of Acquiror have been issued or reserved for issuance or are outstanding. All issued and outstanding shares of Acquiror Common Stock are duly authorized, validly issued, fully paid and nonassessable and free of preemptive (or similar) rights and registration rights. No Acquiror Common Stock has been issued in violation of any preemptive (or similar) rights.

(c) All issued and outstanding Equity Interests of each Acquiror Subsidiary are (i) duly authorized, validly issued, fully paid and nonassessable, (ii) free of preemptive (or similar) rights and registration rights and (iii) are owned by Acquiror or a wholly-owned Subsidiary free and clear of any Share Encumbrances. Except for Acquiror’s Subsidiaries, Acquiror does not directly or indirectly own any Equity Interest in, or any security convertible into or exchangeable or exercisable for any Equity Interest in, any other Person. Neither Acquiror nor any of its Subsidiaries is obligated to make any contribution to the capital of, make any loan to or guarantee the debts of, any Person (other than Acquiror’s Subsidiaries), including any joint venture or similar entity.

(d) Except for the Acquiror Stock Options, there are no options, warrants, rights, convertible or exchangeable securities, “phantom” stock rights, stock appreciation rights, restricted stock, stock-based performance units or Contracts of any kind to which Acquiror or any of its Subsidiaries is a party or by which any of them is bound (i) obligating Acquiror or any of its Subsidiaries to issue, deliver or sell, or cause to be issued, delivered or sold, additional Equity Interests in, or any security convertible or exercisable for or exchangeable into any Equity Interest of, Acquiror or any of its Subsidiaries, (ii) obligating Acquiror or any of its Subsidiaries to issue, grant, extend or enter into any such option, warrant, call, right, security, unit or Contract or

(iii) giving any Person the right to receive any economic benefit or right similar to or derived from the economic benefits and rights occurring to holders of Equity Interests of Acquiror or any of its Subsidiaries.

(e) There are no Share Encumbrances to which Acquiror or any of its Subsidiaries is a party or by which Acquiror or any of its Subsidiaries is bound relating to the issued or unissued Equity Interests of Acquiror or any of its Subsidiaries (including any such Contracts that may limit in any way the solicitation of proxies by or on behalf of Acquiror from, or the casting of votes by, its shareholders with respect to the Share Issuance) or granting to any Person the right to elect, or to designate or nominate for election, a director to the Board of Directors of Acquiror or a director of the board of directors or similar supervisory body of any Subsidiary of Acquiror. There are no programs in place or outstanding obligations of Acquiror or any of its Subsidiaries (i) to repurchase, redeem or otherwise acquire any Equity Interests of Acquiror or any of its Subsidiaries or (ii) to vote or to dispose of any Equity Interest of any of Acquiror’s Subsidiaries.

Section 3.4. Authorization. Each of Acquiror and Acquiror Canadian Sub has full corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby, subject to the approval of the Share Issuance by the affirmative vote of the holders of a majority of the voting power of the shares of Acquiror Common Stock represented in person or by proxy at the Acquiror Meeting, as required by Section 312.03(c) and 312.07 of the NYSE Listed Company Manual at which a quorum is present (the “Acquiror Requisite Shareholder Vote”). The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of Acquiror and Acquiror Canadian Sub, and no other corporate proceedings on the part of Acquiror or its shareholders or Acquiror Canadian Sub or its shareholders are necessary to authorize this Agreement and to consummate the transactions contemplated hereby, other than the approval of the Stock Issuance by the Acquiror Requisite Shareholder Vote. This Agreement has been duly executed and delivered by Acquiror and Acquiror Canadian Sub and, assuming due authorization, execution and delivery by Acquiror and Acquiror Canadian Sub, constitutes a legal, valid and binding obligation of Acquiror and Acquiror Canadian Sub, enforceable against it in accordance with its terms.

Section 3.5. No Violation.

(a) The execution and delivery by each of Acquiror and Acquiror Canadian Sub of this Agreement do not, and the performance by each of Acquiror and Acquiror Canadian Sub of this Agreement will not, conflict with, or result in any violation of, or constitute a default (with or without notice or lapse of time, or both) under, or give rise to a right of, or result by its terms in the, termination, amendment, cancellation or acceleration of any obligation or the loss of a material benefit under, or to increased, additional, accelerated or guaranteed rights or entitlements of any Person under, or create any obligation to make a payment to any other Person under, or the loss of, any properties or assets of Acquiror, Acquiror Canadian Sub or any of Acquiror’s other Subsidiaries pursuant to (i) any Law or Order, (ii) any provision of the certificate of incorporation, by-laws or other charter documents of Acquiror, Acquiror Canadian Sub or any of Acquiror’s other Subsidiaries or (iii) any Contract to which Acquiror, Acquiror Canadian Sub or any of Acquiror’s other Subsidiaries is a party or by which any of their respective properties or assets is bound or of any license, permit, approval, authorization or consent of any Governmental Entity held by, or affecting, or relating in any way to, the properties, assets or business of, Acquiror, Acquiror Canadian Sub or any of Acquiror’s other Subsidiaries, except, in the case of this subclause (iii), as individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect on Acquiror. The execution and delivery by each of Acquiror and Acquiror Canadian Sub of this Agreement do not, and the performance by each of Acquiror and Acquiror Canadian Sub of this Agreement will not, result in the creation of any Share Encumbrance upon any Equity Interests of Acquiror, Acquiror Canadian Sub or any of Acquiror’s other Subsidiaries or any Lien upon any of the material properties or assets of Acquiror, Acquiror Canadian Sub or any of Acquiror’s other Subsidiaries (excluding, in the case of Liens on any of material properties or assets, any Permitted Liens).

(b) Except for (i) filings as required by applicable requirements of the U.S. Securities Laws, Canadian Securities Laws and the Regulatory Laws, (ii) the filing and recordation of appropriate documents as required by the BCBCA and the Delaware General Corporation Law and (iii) filings that would not prevent or materially delay the consummation of the transactions contemplated hereby, none of Acquiror, Acquiror Canadian Sub or any of Acquiror’s other Subsidiaries is required to submit any notice, report or other filing with any Governmental Entity in connection with the execution, delivery or performance of this Agreement or the consummation of the transactions contemplated hereby. No waiver, consent, approval or authorization of any Governmental Entity is required to be obtained or made by Acquiror, Acquiror Canadian Sub or any of Acquiror’s other Subsidiaries in connection with its execution, delivery or performance of this Agreement or the consummation of the transactions contemplated hereby, except (A) where the failure to obtain such waiver, consent, approval or authorization would not prevent or materially delay the performance by each of Acquiror and Acquiror Canadian Sub of its obligations under this Agreement or (B) in connection with any submission described in subclauses (i), (ii) and (iii) above.

Section 3.6. Filings with the SEC; Financial Statements; No Undisclosed Liabilities; Sarbanes-Oxley Act.

(a) Acquiror has filed or furnished all required registration statements, prospectuses, reports, schedules, forms, statements and other documents required to be filed by it with the SEC (the “Acquiror SEC Reports”) and all other applicable securities regulatory authorities and self-regulatory organizations since January 1, 2011 (collectively, including the Acquiror SEC Reports and all exhibits thereto, the “Acquiror Securities Reports”). None of the Acquiror Securities Reports, as of their respective dates (or, if amended or superseded by a filing prior to the date of this Agreement, then on the date of such filing), contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. All of the Acquiror Securities Reports, as of their respective dates (or, as of the date of any amendment to the respective Acquiror Securities Report), complied, as to form, in all material respects with the applicable requirements of the U.S. Securities Laws and the applicable rules and regulations promulgated thereunder. No Subsidiary of Acquiror is required to file any registration statement, prospectus, report, schedule, form, statement or other document with any applicable securities regulatory authority and self-regulatory organization, including the SEC.

(b) Each of the financial statements of Acquiror included in the Acquiror Securities Reports, as of their respective dates (and as of the date of any amendment to the respective Acquiror Securities Report), (i) complied, as to form, in all material respects with applicable accounting requirements and with the published rules and regulations of the applicable U.S. Securities Laws with respect thereto, (ii) have been prepared in accordance with GAAP (except, in the case of unaudited statements, subject to normal year-end audit adjustments and the absence of footnote disclosure) applied on a consistent basis during the periods and the dates involved (except as may be indicated in the notes thereto) and (iii) fairly present, in all material respects, the consolidated financial position and consolidated results of operations and cash flows of Acquiror and its consolidated Subsidiaries as of the respective dates or for the respective periods set forth therein.

(c) Neither Acquiror nor any of its Subsidiaries has any liabilities or obligations required to be reflected or reserved, in accordance with GAAP, on a consolidated balance sheet of Acquiror (including the notes thereto), except liabilities (i) as and to the extent reflected or reserved on the Acquiror Recent Balance Sheet, (ii) incurred after the date of the Acquiror Recent Balance Sheet in the ordinary course of business, (iii) as a result of the execution of this Agreement (iv) that, individually or in the aggregate, have not, or would not reasonably be expected to have, a Material Adverse Effect on Acquiror; or (v) that have been discharged or paid in full.

(d) Acquiror has established and maintains disclosure controls and procedures and internal control over financial reporting (as such terms are defined in paragraphs (e) and (f), respectively, of Rule 13a-15 under the Exchange Act) as required by Rule 13a-15 under the Exchange Act. Acquiror’s disclosure controls and procedures are reasonably designed to ensure that all material information required to be disclosed by Acquiror in the reports that it files under the Exchange Act are recorded, processed, summarized and reported within the time periods specified in the rules and forms of the SEC, and that all such material information is accumulated and communicated to the management of Acquiror as appropriate to allow timely decisions regarding required disclosure and to make the certifications required pursuant to Sections 302 and 906 of the Sarbanes-Oxley Act. The management of Acquiror has completed its assessment of the effectiveness of Acquiror’s internal control over financial reporting in compliance with the requirements of Section 404 of the Sarbanes-Oxley Act for the year ended December 31, 2013, and such assessment concluded that such controls were effective. The management of Acquiror has disclosed, based on its most recent evaluation of its system of internal control over financial reporting prior to the date of this Agreement, to Acquiror’s outside auditors and the audit committee of the Board of Directors of Acquiror (i) any significant deficiencies and material weaknesses in the design or operation of its internal control over financial reporting (as defined in Rule 13a-15(f) of the Exchange Act) that would reasonably be expected to adversely affect in any material respect Acquiror’s ability to record, process, summarize and report financial information and (ii) any fraud, whether or not material, that involves management or other employees who have a significant role in Acquiror’s internal control over financial reporting.

(e) There are no outstanding or unresolved comments in any comment letters of any Securities Authority or self-regulatory organization received by Acquiror relating to the Acquiror Securities Reports. Acquiror has heretofore made available to Company true, correct and complete copies of all written correspondence between Acquiror and any Securities Authority occurring since January 1, 2011. None of the Acquiror Securities Reports is, to the knowledge of Acquiror, the subject of ongoing Securities Authority review.

(f) Neither Acquiror nor any of its Subsidiaries is a party to, nor does it have any commitment to become a party to, any joint venture, off-balance sheet partnership or any similar Contract (including any Contract relating to any transaction or relationship between or among Acquiror or one of its Subsidiaries, on the one hand, and any unconsolidated Affiliate, including any structured finance, special purpose or limited purpose entity or person, on the other hand) or any “off-balance sheet arrangements” (as defined in Item 303(a) of Regulation S-K of the SEC), where the result, purpose or effect of such Contract is to avoid disclosure of any material transaction involving, or material liabilities of, Acquiror or any of its Subsidiaries in Acquiror’s financial statements or other Acquiror Securities Reports.

Section 3.7. Tax Matters.

(a) All Taxes of Acquiror and its Subsidiaries attributable to periods preceding or ending with the date of the Acquiror Recent Balance Sheet have been paid or have been included in a liability accrual for the specific Taxes on the Acquiror Recent Balance Sheet. Since the date of the Acquiror Recent Balance Sheet, neither Acquiror nor any of its Subsidiaries has incurred any Taxes other than Taxes incurred in the ordinary course of business consistent in type and amount with past practices of Acquiror or such Subsidiary.

(b) Each of Acquiror and its Subsidiaries has timely filed all Tax Returns required to be filed, and all such Tax Returns were and are correct and complete, except for failures to so file or failures to be so correct and complete that, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect on Acquiror. Acquiror has delivered to Company true and complete copies of corporate income Tax Returns filed by Acquiror and its Subsidiaries for Tax periods ending on or after December 31, 2010.

(c) Each of Acquiror and its Subsidiaries has duly withheld, collected and timely paid all Taxes that it was required to withhold, collect and pay relating to amounts paid or owing to any employee, independent contractor, creditor, shareholder or other Person, except for failures to withhold, collect or pay that, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect on Acquiror.

(d) No claim has been made by any taxing authority in a jurisdiction where Acquiror or any of its Subsidiaries does not file Tax Returns that such entity is or may be subject to Tax or required to file a Tax Return in such jurisdiction, except for those instances where neither the imposition of any such Tax nor the filing of any such Tax Return (and the obligation to pay the Taxes reflected thereon), individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect on Acquiror. There are no outstanding waivers or comparable consents that have been given by Acquiror or any of its Subsidiaries regarding the application of the statute of limitations with respect to any Taxes or Tax Returns, other than in the ordinary course of business consistent with past practice. Neither Acquiror nor any of its Subsidiaries is subject to any Liens for Taxes, other than Liens for current Taxes not yet due and payable.

(e) Neither Acquiror nor any of its Subsidiaries has received from any Tax authority with respect to Tax periods ending on or after December 31, 2007: (i) any notice of underpayment of Taxes or other deficiency, or notice of proposed adjustment; (ii) any request for information relating to Taxes; or (iii) any notice indicating an intent to commence an audit.

(f) Since January 1, 2009, neither Acquiror nor any of its Subsidiaries has requested or received a Tax ruling, private letter ruling, technical advice memorandum, advance pricing agreement, competent authority relief or similar agreement, or has entered into a closing agreement or contract with any taxing authority that, in each case, remains outstanding or effective. Neither Acquiror nor any of its Subsidiaries is subject to a Tax sharing, allocation, indemnification or similar Contract (except such Contracts as are solely between Acquiror and its Subsidiaries) pursuant to which it could have an obligation to make a payment to any Person in respect of Taxes. Neither Acquiror nor any of its Subsidiaries has entered into any gain recognition agreement under Section 367 of the Code.

(g) At no time has Acquiror or any Subsidiary of Acquiror been a member of an affiliated group of corporations that filed a consolidated U.S. federal income tax return, other than a group the common parent of which at such time was Acquiror or a Subsidiary of Acquiror. No affiliated group of corporations of which Acquiror or any Subsidiary of Acquiror has been a member has discontinued filing consolidated U.S. federal income tax returns during the three years preceding the Closing Date. Neither Acquiror nor any of its Subsidiaries has any liability for the Taxes of any person other than Acquiror and its Subsidiaries, whether such liability arises under Treas. Reg. § 1.1502-6 or under any comparable provision of state, local, or foreign law, or arises by contract, or as a transferee or successor, or otherwise.

(h) Neither Acquiror nor any of its Subsidiaries is participating or has participated in a reportable or listed transaction within the meaning of Treas. Reg. §1.6011-4 or Section 6707A(c) of the Code. Acquiror and each of its Subsidiaries have disclosed on their U.S. federal income Tax Returns all positions taken therein that could give rise to a substantial understatement of U.S. federal income Tax within the meaning of Section 6662 of the Code. Neither Acquiror nor any of its Subsidiaries has received a Tax opinion with respect to any transaction relating to Acquiror or any of its Subsidiaries other than a transaction in the ordinary course of business. Neither Acquiror nor any of its Subsidiaries is the direct or indirect beneficiary of a guarantee of Tax benefits or any other arrangement that has the same economic effect with respect to any transaction or Tax opinion relating to Acquiror or any of its Subsidiaries.

(i) Neither Acquiror nor any of its Subsidiaries has (i) been the “distributing corporation” or a “controlled corporation” (within the meaning of Section 355 of the Code) with respect to a transaction that was purported to be governed in whole or in part by Section 355 of the Code, (ii) participated in an international boycott within the meaning of Section 999 of the Code, or (iii) made or revoked any election under Treas. Reg. § 301.7701-3 regarding classification as a corporation, as a partnership, or as a disregarded entity.

(j) Neither Acquiror nor any of its Subsidiaries will be required to include any item of income in, or exclude any item of deduction from, taxable income for any Tax period (or portion thereof) ending after the Closing Date as a result of any: (i) change in method of accounting for a Tax period ending on or prior to the Closing Date under Section 481(c) of the Code (or any corresponding or similar provision of state, local, or foreign Tax law); (ii) “closing agreement” as described in Section 7121 of the Code (or any corresponding or similar provision of state, local, or foreign Tax law) executed on or prior to the Closing Date; (iii) installment sale or “open transaction” disposition made on or prior to the Closing Date; (iv) prepaid amount received on or prior to the Closing Date; or v) election under Section 108(i) of the Code.

Section 3.8. Absence of Certain Changes. From the date of December 31, 2013 through the date of this Agreement, (a) Acquiror and its Subsidiaries have conducted their respective businesses only in the ordinary course consistent with past practice in all material respects, (b) there has not been any change, event, development, condition, occurrence or combination of changes, events, developments, conditions or occurrences that, individually or in the aggregate, has had or would reasonably be expected to have a Material Adverse Effect on Acquiror and (c) there has not been any action taken by Acquiror or any of its Subsidiaries that would have required the consent of Company under Section 4.3(b)(i), (iii), (iv), (v), (vi) or (ix) (to the extent subclause 4.3(b)(ix) relates to the foregoing subclauses) if such action was taken after the date of this Agreement.

Section 3.9. Litigation; Orders. There is no claim, action, suit, arbitration, proceeding, investigation or inquiry, whether civil, criminal or administrative, pending or, to the knowledge of Acquiror, threatened against Acquiror or any of its Subsidiaries or any of their respective officers or directors (in such capacity) or any of their respective businesses or assets, at law or in equity, before or by any Governmental Entity or arbitrator, except as, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect on Acquiror. None of Acquiror, any of its Subsidiaries or any of their respective businesses or assets is subject to any Order of any Governmental Entity that, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect on Acquiror.

Section 3.10. Compliance with Laws.

(a) Acquiror and its Subsidiaries, and their respective assets, are in compliance with all Laws and Orders, except for instances of noncompliance where neither the costs to comply nor the failure to comply, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect on Acquiror.

(b) To the knowledge of Acquiror, none of Acquiror, any of its Subsidiaries or any director, officer, employee, agent or other person associated with or acting on behalf of Acquiror or any of its Subsidiaries is an official, agent or employee of any government or Governmental Entity or political party or a candidate for any political office. During the previous five years, none of Acquiror, any of its Subsidiaries or any director, officer, employee, agent or other person associated with or acting on behalf of Acquiror or any of its Subsidiaries has, directly or indirectly, (i) used any funds of Acquiror or any of its Subsidiaries for unlawful contributions, unlawful gifts, unlawful entertainment or other unlawful expenses relating to political activity, (ii) made any unlawful payment to foreign or domestic government officials or employees or to foreign or domestic political parties or campaigns from funds of Acquiror or any of its Subsidiaries, (iii) made any payments or gifts to any governmental officials out of funds of Acquiror or any of its Subsidiaries (but excluding payments to governmental agencies in amounts legally due and owing by Acquiror or any of its Subsidiaries), (iv) established or maintained any unlawful fund of monies or other assets of Acquiror or any of its Subsidiaries; (v) made any fraudulent entry on the books or records of Acquiror or any of its Subsidiaries or (vi) made any unlawful bribe, unlawful rebate, unlawful payoff, unlawful influence payment, unlawful kickback or other unlawful payment to any Person, private or public, regardless of form, whether in money, property or services, to obtain favorable treatment in securing business for Acquiror or any of its Subsidiaries, to obtain special concessions for Acquiror or any of its Subsidiaries or to pay for favorable treatment for business secured or to pay for special concessions already obtained for Acquiror or any of its Subsidiaries.

Section 3.11. Environmental Matters.

(a) Acquiror and its Subsidiaries are in compliance with all applicable Environmental Laws, except in a manner that, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect on Acquiror. Neither Acquiror nor any of its Subsidiaries has received any written notice of (i) any violation of an Environmental Law or (ii) the institution of any claim, action, suit, proceeding, investigation or inquiry by any Governmental Entity or other Person alleging that Acquiror or any of its Subsidiaries may be in violation of or materially liable under any Environmental Law, in the case of both subclauses (i) and (ii) except that, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect on Acquiror.

(b) Neither Acquiror nor any of its Subsidiaries has (i) placed, held, located, released, discharged, transported or disposed of any Hazardous Substances on, under, from or at any of the properties currently or previously owned or operated by Acquiror nor any of its Subsidiaries, except in a manner that, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect on Acquiror, (ii) any liability for any Hazardous Substance disposal or contamination on any of Acquiror’s or any of its Subsidiaries’ properties or any other properties that, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect on Acquiror, (iii) reason to know of the presence of any Hazardous Substances on, under, at or coming from any of Acquiror’s or any of its Subsidiaries’ properties or any other properties but arising from the conduct of operations of Acquiror or any of its Subsidiaries, except in a manner that, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect on Acquiror, or (iv) received any written notice of (A) any actual or potential liability for the response to or remediation of Hazardous Substances at or arising from any of Acquiror’s or any of its Subsidiaries’ properties or any other properties or (B) any actual or potential liability for the costs of response to or remediation of Hazardous Substances at or arising from any of Acquiror’s or any of its Subsidiaries’ properties or any other properties, in the case of both subclauses (A) and (B), that, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect on Acquiror. Acquiror has provided Company with correct and complete copies of all material environmental reports in the possession of Acquiror or any of its Subsidiaries or their respective Representatives or consultants relating to properties currently or formerly owned or operated by Acquiror or any of its Subsidiaries.

(c) There are no acts, omissions, circumstances or conditions that could lead to liability under Environmental Laws with respect to the business and operations of Acquiror or any of its Subsidiaries or the current or former ownership or operation of any real estate by Acquiror or any of its Subsidiaries, except that, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect on Acquiror.

(d) No Environmental Law imposes any obligation on Acquiror or any of its Subsidiaries arising out of or as a condition to any transaction contemplated hereby, except in a manner that, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect on Acquiror.

(e) Neither Acquiror nor any of its Subsidiaries has any obligation, pursuant to any agreement, by operation of Law or otherwise, for any claims related to compliance with, or liability under, any Environmental Law, except that, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect on Acquiror.

Section 3.12. Certain Contracts.

(a) Except as set forth in Section 3.12 of the Acquiror Disclosure Schedule or Contracts filed as exhibits to the Acquiror SEC Reports, as of the date of this Agreement, neither Acquiror nor any of its Subsidiaries is a party to or bound by any Contract that: (i) is a “material contract” (as such term is defined in Item 601(b)(10) of Regulation S-K of the SEC), (ii) provides for or otherwise relates to joint venture, partnership, strategic alliance or similar arrangements affecting the Oil and Gas Interests, (iii) (A) imposes any restriction on the right or ability of Acquiror or any of its Subsidiaries to compete with any other person or acquire or dispose of the securities of another person or (B) contains an exclusivity or “most favored nation” clause that restricts the business of Acquiror or any of its Subsidiaries in a material manner, other than those contained in customary oil and gas leases, or (iv) constitutes or provides for indentures, mortgages, promissory notes, loan agreements, guarantees, letter of credit or other agreements or instruments of Acquiror or any of its Subsidiaries or commitments for the borrowing or the lending by Acquiror or any of its Subsidiaries.

(b) Each Acquiror Contract is valid and binding on Acquiror and/or its Subsidiaries, as applicable, and in full force and effect. Each of Acquiror and its Subsidiaries and, to the knowledge of Acquiror, the other Person or Persons thereto has in all material respects performed all of its obligations required to be performed by it under each Acquiror Contract, except for instances of noncompliance where neither the costs to comply nor the failure to comply, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect on Acquiror.

Section 3.13. Properties and Assets.

(a) Except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on Acquiror, Acquiror and its Subsidiaries have good and defensible title to all of the Oil and Gas Interests reflected in the Acquiror Reserve Reports as attributable to interests owned by Acquiror and its Subsidiaries, except for such Oil and Gas Interests sold, used, farmed out or otherwise disposed of since December 31, 2013 in the ordinary course of business, free and clear of all Liens other than Permitted Liens and Production Burdens. Except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on Acquiror, (i) each Oil and Gas Lease to which Acquiror or any of its Subsidiaries is a party is valid and in full force and effect, (ii) none of Acquiror or any of its Subsidiaries has violated any provision of, or taken or failed to take any act which, with or without notice, lapse of time, or both, would constitute a default under the provisions of such Oil and Gas Lease, and (iii) none of Acquiror or any of its Subsidiaries has received written notice from the other party to any such Oil and Gas Lease that Acquiror or any of its Subsidiaries, as the case may be, has breached, violated or defaulted under any Oil and Gas Lease.

(b) Except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on Acquiror, (i) either Acquiror or a Subsidiary of Acquiror has good and valid title to each real property (and each real property at which operations of Acquiror or any of its Subsidiaries are conducted) owned by Acquiror or any Subsidiary (but excluding the Oil and Gas Interests) (such owned property collectively, the “Acquiror Owned Real Property”) and (ii) either Acquiror or a Subsidiary of Acquiror has a good and valid leasehold interest in each lease, sublease and other agreement under which Acquiror or any of its Subsidiaries uses or occupies or has the right to use or occupy any real property (or real property at which operations of Acquiror or any of its Subsidiaries are conducted) (but excluding the Oil and Gas Interests) (such property subject to a lease, sublease or other agreement, the “Acquiror Leased Real Property” and such leases, subleases and other agreements are, collectively, the “Acquiror Real Property Leases”), in each case, free and clear of all Liens other than any Permitted Liens, and other than any conditions, encroachments, easements, rights-of-way, restrictions and other encumbrances that do not adversely affect the existing use of the real property subject thereto by the owner (or lessee to the extent a leased property) thereof in the operation of its business. Except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on Acquiror, (A) each Acquiror Real Property Lease is valid, binding and in full force and effect and (B) no uncured default of a material nature on the part of Acquiror or, if applicable, its Subsidiary or, to Acquiror’s knowledge, the landlord thereunder, exists under any Acquiror Real Property Lease, and no event has occurred or circumstance exists which, with the giving of notice, the passage of time, or both, would constitute a material breach or default under a Acquiror Real Property Lease.

(c) Except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on Acquiror, (i) there are no leases, subleases, licenses, options, rights or other agreements affecting any portion of the Acquiror Owned Real Property or the Acquiror Leased Real Property that would reasonably be expected to adversely affect the existing use of such Acquiror Owned Real Property or the Acquiror Leased Real Property by Acquiror or its Subsidiaries in the operation of its business thereon, and (ii) neither Acquiror nor any of its Subsidiaries is currently subleasing, licensing or otherwise granting any person the right to use or occupy a material portion of a Acquiror Owned Real Property or Acquiror Leased Real Property that would reasonably be expected to adversely affect the existing use of such Acquiror Owned Real Property or Acquiror Leased Real Property by Acquiror or its Subsidiaries in the operation of its business thereon.

(d) Except as would not be material to Acquiror and its Subsidiaries, taken as a whole, all proceeds from the sale of Hydrocarbons produced from the Oil and Gas Interests of Acquiror and its Subsidiaries

are being received by them in a timely manner and are not being held in suspense for any reason other than awaiting preparation and approval of division order title opinions for recently drilled Wells.

(e) All of the Wells and all water, CO2 or injection wells located on the Oil and Gas Leases or Units of Acquiror and its Subsidiaries or otherwise associated with an Oil and Gas Interest of Acquiror or its Subsidiaries have been drilled, completed and operated within the limits permitted by the applicable Oil and Gas Contracts and applicable Law, and all drilling and completion (and plugging and abandonment) of the Wells and such other wells and all related development, production and other operations have been conducted in compliance with all applicable Laws except, in each case, as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on Acquiror.

(f) All Oil and Gas Interests operated by Acquiror and its Subsidiaries have been operated in accordance with reasonable, prudent oil and gas field practices and in compliance with the applicable Oil and Gas Leases and applicable Law, except where the failure to so operate would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on Acquiror.

(g) None of the material Oil and Gas Interests of Acquiror or its Subsidiaries is subject to any preferential purchase, consent or similar right that would become operative as a result of the transactions contemplated by this Agreement, except for any such preferential purchase, consent or similar rights that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on Acquiror.

Section 3.14. Reserve Reports. Acquiror has delivered or otherwise made available to Company true and correct copies of all written reports requested or commissioned by Acquiror or its Subsidiaries and delivered to Acquiror or its Subsidiaries in writing on or before the date of this Agreement estimating Acquiror’s and such Subsidiaries’ proved oil and gas reserves prepared by any unaffiliated person (each, a “Acquiror Report Preparer”) concerning the Oil and Gas Interests of Acquiror and its Subsidiaries as of December 31, 2013 (the “Acquiror Reserve Reports”). The factual, non-interpretive data provided by Acquiror and its Subsidiaries to each Acquiror Report Preparer in connection with the preparation of the Acquiror Reserve Reports that was material to such Acquiror Report Preparer’s estimates of the proved oil and gas reserves set forth in the Acquiror Reserve Reports was, as of the time provided (or as modified or amended prior to the issuance of the Acquiror Reserve Reports) accurate in all material respects. The oil and gas reserve estimates of Acquiror set forth in the Acquiror Reserve Reports are derived from reports that have been prepared by the petroleum consulting firm as set forth therein, and such reserve estimates fairly reflect, in all material respects, the oil and gas reserves of Acquiror at the dates indicated therein and are in accordance with SEC guidelines applicable thereto applied on a consistent basis throughout the periods involved. Except for changes generally affecting the oil and gas exploration, development and production industry (including changes in commodity prices) and normal depletion by production, there has been no change in respect of the matters addressed in the Acquiror Reserve Reports that would have, or reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on Acquiror.

Section 3.15. Acquiror Board Approval. The Board of Directors of Acquiror, by resolutions duly adopted by unanimous vote at a meeting duly called and held and not subsequently rescinded or modified in any way, has duly (a) determined that this Agreement and the Arrangement are fair to and in the best interests of Acquiror and its shareholders, (b) approved this Agreement and the transactions contemplated hereby and (c) recommended that the shareholders of Acquiror approve the Share Issuance and directed that such matter be submitted to a vote by Acquiror’s shareholders at the Acquiror Meeting.

Section 3.16. Opinion of Financial Advisor. Acquiror has received the opinion of J.P. Morgan Securities LLC, dated as of the date of this Agreement, to the effect that, as of such date and based upon and subject to the factors, assumptions, limitations and qualifications set forth in such opinion, the Share Exchange Ratio is fair, from a financial point of view, to Acquiror.

Section 3.17. Proxy Statement / Circular. The Proxy Statement / Circular will comply in all material respects with the applicable requirements of the U.S. Securities Laws, except that no representation or warranty is being made by Acquiror with respect to the information supplied by or on behalf of Company for inclusion in the Proxy Statement / Circular. The Proxy Statement / Circular will not, at the time the Proxy Statement / Circular (or any amendment or supplement thereto) is filed with the SEC or first sent to shareholders or at the time of Company Meeting contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, except that no representation or warranty is being made by Acquiror with respect to the information supplied by or on behalf of Company for inclusion in the Proxy Statement / Circular.

Section 3.18. No Brokers or Finders. With the exception of the engagement of J.P. Morgan Securities LLC by Acquiror, none of Acquiror and its Subsidiaries has any liability or obligation to pay any fees or commissions to any financial advisor, broker, finder or agent with respect to the transactions contemplated hereby.

Section 3.19. Acquiror Plans; Continuing Employee Plans. Section 3.19 of the Acquiror Disclosure Schedule contains a complete list identifying each Acquiror Plan in which the Continuing Employees are expected to participate (the “Continuing Employee Plans”). Each Continuing Employee Plan has been maintained in material compliance with its terms and with the requirements prescribed by any and all statutes, orders, rules and regulations, including ERISA and the Code, which are applicable to such Continuing Employee Plan. For purposes hereof, “Acquiror Plan” shall mean each Employee Benefit Plan which is maintained, administered or contributed by Acquiror or any ERISA Affiliate and covers any current or former employee, director or other independent contractor of Acquiror or any of its Subsidiaries, or with respect to which Acquiror or any of its Subsidiaries has any liability.

ARTICLE 4

CERTAIN COVENANTS

Section 4.1. Pre-Acquisition Reorganization.

(a) Company shall use its commercially reasonable efforts to effect and shall cause its Subsidiaries to use their commercially reasonable efforts to effect such reorganization of its business, operations, subsidiaries and assets or such other transactions as Acquiror may reasonably request, which shall include the steps set forth in Exhibit E, which Acquiror may modify in its discretion subject to the provisions of this Section 4.1 (each, a “Pre-Acquisition Reorganization”) prior to the Effective Time, and the Arrangement, if required, shall be modified accordingly; provided, however, that Company need not effect a Pre-Acquisition Reorganization which in the opinion of Company: (i) would require Company to obtain the prior approval of the shareholders of Company in respect of such Pre-Acquisition Reorganization; or (ii) would impede or delay the consummation of the Arrangement. Acquiror shall provide written notice to Company of any proposed Pre-Acquisition Reorganization at least ten Business Days prior to the Effective Date. In addition:

(i) Acquiror shall indemnify and save harmless Company and its Subsidiaries and any of their respective officers, directors, employees, agents, advisors and representatives from and against any and all liabilities, losses, damages, claims, costs, Taxes, reasonable expenses, interest awards, judgments and penalties suffered or incurred by any of them in connection with or as a result of any Pre-Acquisition Reorganization or as a result of the reversal (where such reversal is determined by Company to be necessary, acting reasonably) of all or any of the Pre-Acquisition Reorganization steps in the event the Arrangement does not proceed (including actual out-of-pocket costs and expenses for filing fees and external counsel);

(ii) unless the Parties otherwise agree, any Pre-Acquisition Reorganization to be effected shall not become effective unless Acquiror shall have confirmed in writing the satisfaction or waiver of all conditions in its favor in Section 5.1 and Section 5.2 and shall have confirmed in writing that it is prepared to promptly without condition (other than the satisfaction of the condition contemplated by Section 5.2 as it relates to the Pre-Acquisition Reorganization) proceed to effect the Arrangement;

(iii) any Pre-Acquisition Reorganization shall not require Company or any of its Subsidiaries to contravene any applicable Laws, their respective organizational documents or any Contract;

(iv) Company and its Subsidiaries shall not be obligated to take any action that has a material likelihood of resulting in any adverse Tax, economic or other consequences to Company and its Subsidiaries and any of their directors, officers, employees, shareholders or securityholders; and

(v) such cooperation does not require the directors, officers or employees of Company to take any action in any capacity other than as a director, officer or employee, as applicable.

(b) Acquiror acknowledges and agrees that the planning for and implementation of any Pre-Acquisition Reorganization requested by Acquiror shall not be considered a breach of any covenant under this Agreement and shall not be considered in determining whether a representation or warranty of Company hereunder has been breached. Acquiror and Company shall work cooperatively and use commercially reasonable efforts to prepare prior to the Effective Time all documentation necessary and do such other acts and things as are necessary to give effect to such Pre-Acquisition Reorganization. For greater certainty, Company and its Subsidiaries and any of their directors, officers, employees, agents, advisors or representatives shall not be liable for any Taxes or other costs arising as a result of, or the failure of Acquiror or its Subsidiaries to benefit from any anticipated Tax reduction, Tax refund, or any other Tax efficiency as a result of, a Pre-Acquisition Reorganization.

Section 4.2. Conduct of Business by Company.

(a) From and after the date of this Agreement until the earlier of the Effective Time or the Termination Date, and except (i) as may be required by applicable Law, (ii) with the prior written consent of Acquiror, (iii) as may be expressly contemplated or required by this Agreement or (iv) as set forth on Section 4.2 of the Company Disclosure Schedule, Company covenants and agrees that the business of Company and its Subsidiaries shall be conducted in the ordinary course of business, and shall use commercially reasonable efforts to preserve intact their present lines of business, maintain their rights, franchises and Company Permits and preserve their relationships with customers, suppliers and service providers; provided, however, that no action by Company or its Subsidiaries with respect to matters specifically addressed by any provision of Section 4.2(b) shall be deemed a breach of this sentence unless such action would constitute a breach of such other provision.

(b) Company agrees with Acquiror, on behalf of itself and its Subsidiaries, that from the date hereof and prior to the earlier of the Effective Time and the Termination Date, except (i) as may be required by applicable Law, (ii) with the prior written consent of Acquiror, (iii) as may be expressly contemplated or required by this Agreement or (iv) as set forth on Section 4.2 of the Company Disclosure Schedule, Company:

(i) shall not adopt any amendments to its certificate of continuation or incorporation or bylaws or similar applicable organizational documents, and shall not permit any of its Subsidiaries to adopt any amendments to its certificate of incorporation or bylaws or similar applicable organizational documents;

(ii) shall not, and shall not permit any of its Subsidiaries to, split, combine or reclassify any of its capital stock or issue or authorize the issuance of any other securities in respect of, in lieu of or in substitution for shares of its capital stock, except for any such transaction by a wholly owned Subsidiary of Company which remains a wholly owned Subsidiary after consummation of such transaction;

(iii) shall not, and shall not permit any of its Subsidiaries that is not wholly owned by Company or wholly owned Subsidiaries of any such Subsidiaries to, authorize or pay any dividends on or make any distribution with respect to its outstanding shares of capital stock (whether in cash, assets, stock or other securities of Company or its Subsidiaries), except dividends or distributions by any Subsidiaries only to Company or to any Subsidiary of Company in the ordinary course of business;

(iv) shall not, and shall not permit any of its material Subsidiaries to, adopt a plan of complete or partial liquidation, dissolution, merger, consolidation, restructuring, recapitalization or other reorganization, other than the Arrangement and other than any mergers, consolidations, restructurings or reorganizations solely among Company and its Subsidiaries or among Company’s Subsidiaries, or take any action with respect to any securities owned by such person that would reasonably be expected to prevent, materially impede or materially delay the consummation of the Arrangement, or any other transaction by Acquiror;

(v) shall not, and shall not permit any of its Subsidiaries to, make any acquisition of any other person or business or make any loans, advances or capital contributions to, or investments in, any other person except (A) as contemplated by Company’s fiscal 2014 budget and capital expenditure plan previously provided to Acquiror (the “Company Budget”) or (B) as made in connection with any transaction among Company and its wholly owned Subsidiaries or among Company’s wholly owned Subsidiaries; provided, however, that Company shall not, and shall not permit any of its Subsidiaries to, make any acquisition of any other person or business or make loans, advances or capital contributions to, or investments in, any other person that would reasonably be expected to prevent, materially impede or materially delay the consummation of the Arrangement;

(vi) shall not, and shall not permit any of its Subsidiaries to, sell, lease, license, transfer, exchange or swap, or otherwise dispose of or encumber any properties or non-cash assets except (A) sales, transfers and dispositions of obsolete or worthless equipment, (B) sales, transfers and dispositions of inventory, commodities and produced Hydrocarbons, crude oil and refined products in the ordinary course of business or (C) sales, leases, transfers or other dispositions made in connection with any transaction among Company and its wholly owned Subsidiaries or among Company’s wholly owned Subsidiaries; provided, however, if Company or its Subsidiaries desire to sell assets in the ordinary course of business and not otherwise permitted by this Section 4.2(b)(vi), then Company shall provide Acquiror notice of the material terms of such proposed sale prior to entering into a definitive agreement to effect such sale and Acquiror’s consent to such sale shall not be unreasonably withheld;

(vii) shall not, and shall not permit any of its Subsidiaries to, authorize any capital expenditures except for (A) expenditures contemplated by the Company Budget, or (B) expenditures made in response to any emergency, whether caused by weather events, public health events, outages or otherwise;

(viii) shall not, and shall not permit any of its Subsidiaries to, enter into any new Contract to sell Hydrocarbons other than in the ordinary course of business consistent with past practice;

(ix) except as required by applicable Law or the terms of any Company Employee Benefit Plan, shall not, and shall not permit any of its Subsidiaries to (except acceleration of the time of payment or vesting of any outstanding Company Compensatory Award scheduled to vest on or before January 15, 2015 or any outstanding Company Compensatory Award of any employee whose employment with the Company is involuntarily terminated other than for cause on or after the Effective Date), (A) establish, adopt, amend, modify, or terminate any Company Employee Benefit Plan (other than amendments or modifications to broad-based Company Employee Benefit Plans in the ordinary course of business that do not increase the cost or expense to Company of providing or administering such benefits), (B) increase in any manner the compensation, severance or benefits of any of the current or former directors, officers, employees or consultants of Company or its Subsidiaries (other than non-material salary increases in the ordinary course of business consistent with past practice), (C) pay or award, or commit to pay or award, any bonuses or incentive compensation to any officer, director, employee or consultants of Company or its Subsidiaries (other than (1) paying bonuses to non-executive officers for the first half of 2014 in July 2014 and (2) establishing bonuses for and, if the transactions contemplated by this Agreement are not consummated prior to December 31, 2014, paying to non-executive officers bonuses for the second half of 2014 prior to the Effective Date, in each case which shall be in the ordinary course of business consistent with past practice and shall not in aggregate exceed the amounts set forth on Section 4.2 of the Company Disclosure Schedule), (D) enter into any new or modify any existing employment, severance, termination, retention or consulting agreement with any current or former directors, officers, employees or consultants of Company or any of its Subsidiaries, (E) accelerate the time of payment or vesting of any rights or benefits under any Company Employee Benefit Plan, (F) fund any rabbi trust or similar arrangement with respect to any Company Employee Benefit Plan, (G) grant or amend any equity awards (except that, notwithstanding any provisions in this Agreement to the contrary, the Company may grant option awards to newly hired non-officer employees in the ordinary course of business consistent with past practice which have an exercise price equal to the fair market value of Company Common Shares on the grant date) or (H) change any actuarial assumptions used to calculate funding obligations with respect to any Company Employee Benefit Plan or change the manner in which contributions to such plans are made or the basis on which such contributions are determined, except as may be required by GAAP or applicable Law;

(x) shall not, and shall not permit any of its Subsidiaries to, materially change financial accounting policies or procedures or any of its methods of reporting income, deductions or other material items for financial accounting purposes, except as required by GAAP, SEC rule or policy or applicable Law;

(xi) shall not, and shall not permit any of its Subsidiaries to, issue, sell, pledge, dispose of or encumber, or authorize the issuance, sale, pledge, disposition or encumbrance of, any Equity Interests in Company or any of its Subsidiaries or any securities convertible into or exchangeable for any Equity Interests or take any action to cause to be exercisable any otherwise unexercisable award under any existing Company Employee Benefit Plans (except as otherwise provided by the terms of this Agreement or the express terms of any unexercisable or unexercised awards or warrants outstanding on the date hereof), other than (A) issuances of Company Common Shares in respect of the exercise, vesting or settlement of any Company Compensatory Awards, (B) the sale of shares of Company Common Shares pursuant to the exercise of Company Stock Options, the vesting of Company Restricted Stock Awards or for withholding of Taxes with respect to any Company Compensatory Awards, to the extent provided by the terms of such awards as in effect on the date hereof or (C) for transactions among Company and its wholly owned Subsidiaries or among Company’s wholly owned Subsidiaries;

(xii) shall not, and shall not permit any of its Subsidiaries to, directly or indirectly, purchase, redeem or otherwise acquire any shares of the capital stock of any of them or any rights, warrants or options to acquire any such shares, except for transactions among Company and its Subsidiaries or among Company’s Subsidiaries and except for shares acquired pursuant to a net exercise of a Company Compensatory Award under the Company Employee Benefit Plans;

(xiii) shall not, and shall not permit any of its Subsidiaries to, incur, assume, guarantee or otherwise become liable for any indebtedness for borrowed money or any guarantee of such indebtedness, except (A) for any indebtedness incurred in the ordinary course of business under that Amended and Restated Credit Agreement, dated as of October 28, 2011, as amended, (B) for any indebtedness among Company and its wholly owned Subsidiaries or among Company’s wholly owned Subsidiaries, (C) for any guarantees by Company of indebtedness of Subsidiaries of Company or guarantees by Company’s Subsidiaries of indebtedness of Company or any Subsidiary of Company, which indebtedness is incurred in compliance with this Section 4.2(b); provided, however, that in the case of each of subclauses (A) through (C) such indebtedness does not impose or result in any additional restrictions or limitations that would be material to Company and its Subsidiaries, or, following the Closing, Acquiror and its Subsidiaries, other than any obligation to make payments on such indebtedness and other than any restrictions or limitations to which Company or any Subsidiary is currently subject under the terms of any indebtedness outstanding as of the date hereof;

(xiv) other than in the ordinary course of business, shall not, and shall not permit any of its Subsidiaries to, modify, amend or terminate, or waive any rights under any Company Contract or under any Company Permit, or enter into any new Contract which would be a Company Contract or which would reasonably be expected to, after the Effective Time, restrict or limit in any material respect Acquiror or Company or any of their respective affiliates from engaging in any business or competing in any geographic location with any person;

(xv) shall not, and shall not permit any of its Subsidiaries to, waive, release, assign, settle or compromise any claim, action or proceeding, other than waivers, releases, assignments, settlements or compromises (A) equal to or lesser than the amounts reserved with respect thereto on the balance sheet as of the Company Recent Balance Sheet included in the Company Securities Reports or (B) that do not exceed $2,000,000 individually or $10,000,000 in the aggregate;

(xvi) shall not make, change or revoke any material Tax election, change any material tax accounting method, file any material amended Tax return, enter into any material closing agreement, request any material Tax ruling, settle or compromise any material Tax proceeding, or surrender any claim for a material refund of Taxes;

(xvii) and its Subsidiaries shall use commercially reasonable efforts not to take any action that would prevent or impede the Merger from qualifying as a reorganization under Section 368(a) of the Code; and

(xviii) shall not, and shall not permit any of its Subsidiaries to, agree, in writing or otherwise, to take any of the foregoing actions that are prohibited pursuant to subclauses (i) through (xvii) of this Section 4.2(b).

Section 4.3. Conduct of Business by Acquiror and Acquiror Canadian Sub.

(a) From and after the date hereof until the earlier of the Effective Time or Termination Date, and except (i) as may be required by applicable Law, (ii) with the prior written consent of Company, (iii) as may be expressly contemplated or required by this Agreement or (iv) as set forth on Section 4.3 of the Acquiror Disclosure Schedule, each of Acquiror and Acquiror Canadian Sub covenants and agrees that the business of Acquiror and its Subsidiaries shall be conducted in the ordinary course of business; provided, however, that no action by Acquiror or its Subsidiaries with respect to matters specifically addressed by any provision of Section 4.3(b) shall be deemed a breach of this sentence unless such action would constitute a breach of such other provision.

(b) Each of Acquiror and Acquiror Canadian Sub agrees with Company, on behalf of itself and its Subsidiaries, that from the date hereof and prior to the earlier of the Effective Time and the Termination Date, except (i) as may be required by applicable Law, (ii) with the prior written consent of Company, (iii) as may be expressly contemplated or required by this Agreement or (iv) as set forth on Section 4.3 of the Acquiror Disclosure Schedule, Acquiror:

(i) shall not adopt any amendments to its certificate of incorporation or bylaws or similar applicable organizational documents;

(ii) except in each case as would not disproportionately adversely affect a holder of Company Common Shares relative to a holder of Acquiror Common Stock or delay or impede the Arrangement or the other transactions contemplated by this Agreement, shall not adjust, reclassify, split, combine, subdivide or redeem, directly or indirectly, any Equity Interest of Acquiror or securities convertible or exchangeable into or exercisable for any shares of capital stock or other equity interest of Acquiror;

(iii) shall not authorize or pay any dividends on or make any distribution with respect to its outstanding shares of capital stock (whether in cash, assets, stock or other securities of Acquiror);

(iv) shall not adopt or implement a plan of complete or partial liquidation, dissolution, merger, consolidation, restructuring, recapitalization or other reorganization of Acquiror, other than the Arrangement or pursuant to a Permitted Transaction under Section 4.9;

(v) shall not, and shall not permit any of its Subsidiaries to acquire Acquiror Common Stock except for shares acquired pursuant to a net exercise of Acquiror Stock Options or withholding of shares of Acquiror Common Stock upon vesting of restricted stock;

(vi) shall not, and shall not permit any of its Subsidiaries to, make any acquisition of any other Person or business or make any loans, advances or capital contributions to, or investments in, any other Person that would cause a material change in the nature of Acquiror’s business or business strategy or would reasonably be expected to prevent, materially impede or materially delay the consummation of the Arrangement;

(vii) shall not make, change or revoke any material Tax election, change any material tax accounting method, file any material amended Tax return, enter into any material closing agreement, request any material Tax ruling, settle or compromise any material Tax proceeding, or surrender any claim for a material refund of Taxes;

(viii) Acquiror Canadian Sub and its Affiliates shall use commercially reasonable efforts not to take any action that would prevent or impede the Merger from qualifying as a reorganization under Section 368(a) of the Code; and

(ix) shall not agree, in writing or otherwise, to take any of the foregoing actions that are prohibited pursuant to subclauses (i) through (viii) of this Section 4.3(b).

Section 4.4. Access and Information.

(a) Upon reasonable notice, each Party shall, and each Party shall cause its Subsidiaries to, afford the other Party and its officers, directors, employees, consultants, representatives and other agents, including investment bankers, attorneys, accountants and other advisors and consultants (collectively, “Representatives”), reasonable access, during normal business hours prior to the Effective Time, to the officers, employees, properties, books and records of the other Party and its Subsidiaries so that they may have the opportunity to make such investigations of the business and affairs of the other Party and its Subsidiaries as they reasonably desire. Each Party shall cause its officers and employees, in a manner consistent with the fulfillment of their ongoing duties and obligations, to furnish such additional financial and operating data and other information, and respond to such inquiries, as the other Party reasonably requests from time to time.

(b) Prior to the Effective Time, each Party shall furnish, as promptly as reasonably practicable, to the other Party a copy of all monthly and other interim financial statements as the same become available and shall cause one or more of its designated Representatives to confer on a regular and frequent basis with designated Representatives of the other Party. Each Party shall provide the other Party with prompt written notice of any material change in the business or affairs of such Party or any of its Subsidiaries and of any complaints, investigations or hearings (or communications indicating that the same may be contemplated) by Governmental Entities, or the institution or, to its knowledge, the threat of material litigation (including all litigation relating to the transactions contemplated hereby), and such disclosing Party shall keep the other Party fully informed of such events.

(c) Notwithstanding the foregoing, neither Party (nor any of its Subsidiaries) shall be required to provide access to or to disclose (i) information that, if provided, would adversely affect the ability of such Party (or any of Subsidiaries) to assert attorney-client or attorney work product privilege or a similar privilege, (ii) information that, in the reasonable opinion of such Party’s legal counsel, may result in a violation of any applicable Law or Order or any binding Contract entered into prior to the date of this Agreement or (iii) information that such Party reasonably believes is competitively sensitive. Each Party shall use commercially reasonable efforts to make appropriate substitute disclosure arrangements under circumstances in which the restrictions of the preceding sentence apply.

(d) No investigation made by either Party or its Representatives shall affect the representations and warranties made by the other Party in this Agreement.

Section 4.5. Commercially Reasonable Efforts; Cooperation.

(a) Prior to the Effective Time, each Party shall cooperate with and assist the other Party, and shall use its commercially reasonable efforts, to promptly (i) take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable to consummate the transactions contemplated hereby as soon as reasonably practicable, including preparing and filing as promptly as reasonably practicable all documentation to effect all necessary filings, notices, petitions, statements, registrations, submissions of information, applications and other documents, and (ii) obtain and maintain all approvals, consents, registrations, permits, authorizations and other confirmations required to be obtained from any other Person, including any Governmental Entity, that are necessary, proper or advisable to consummate the transactions contemplated hereby. Neither Party shall take any action or omit to take any action where such action or omission would reasonably be expected to result in (A) the inability to satisfy any of the conditions set forth in Article 5 or (B) a material delay in the satisfaction of any of such conditions.

(b) In furtherance and not in limitation of Section 4.5(a), each Party shall (i) make all appropriate filings and/or applications under all applicable Regulatory Laws in the jurisdictions set forth in Exhibit F with respect to the transactions contemplated hereby as promptly as reasonably practicable after the date of this Agreement (which filings and applications shall be made in any event within ten Business Days after the date of this Agreement), (ii) comply at the earliest practicable date with any request under all such Regulatory Laws for additional information, documents or other materials received by such Party and its Affiliates from any Governmental Entity in respect of such filings, applications or such transactions and (iii) cooperate with the other Party in connection with such filings and applications (including, to the extent permitted by applicable Law, permitting each Party to review all such documents of the other Party prior to filing and consulting with the other Party with respect to the content thereof) and in connection with resolving any investigation or other inquiry of any Governmental Entity under all such Regulatory Laws, including in connection with contesting any adverse determination made by a Governmental Entity under any such Regulatory Law if such adverse determination is reasonably likely to materially delay the consummation of the transactions contemplated hereby.

(c) In connection with this Section 4.5, each Party shall promptly inform the other Party of any material communication received by such Party from, or given by such Party to, any Governmental Entity in connection with any filing or application with, submission to or investigation or inquiry by any Governmental Entity under any applicable Regulatory Law. No Party shall independently participate in any meeting with any Governmental Entity in respect of any such filing, submission, investigation or inquiry without providing the other Party with reasonable prior notice of the meeting and, to the extent permitted by such Governmental Entity, the opportunity to attend and/or participate. Subject to applicable Law, the Parties shall consult and cooperate with one another in connection with any analyses, appearances, presentations, memoranda, briefs, arguments, opinions and proposals relating to any such filing, application, submission, investigation or inquiry made or submitted by or on behalf of either Party. No Party shall be required to share information related to its valuation of the transactions contemplated hereby. Either Party may, as it deems advisable, reasonably designate any competitively sensitive material provided to the other Party under this Section 4.5 as “outside counsel only.” Such materials and the information contained therein shall be given only to the outside legal counsel of the recipient and shall not be disclosed by such outside counsel to directors, officers, employees or other agents of the recipient, unless express prior written permission is obtained from the source of the materials.

(d) Notwithstanding anything to the contrary in this Agreement, neither Acquiror nor any of its Subsidiaries shall be required to grant a license in respect of, or to dispose or hold separate, or to agree to or to consent to any request to grant a license, dispose of, hold separate or restrict its ownership and operation of, all or any portion of the business or assets of Acquiror and its Subsidiaries, including, for this purpose, Company and its Subsidiaries, for any reason or purpose that would be reasonably likely to individually or in the aggregate have a material and negative effect on the business, operations or assets of Acquiror and its Subsidiaries or Company and its Subsidiaries or Acquiror’s anticipated benefits from the transaction contemplated by this Agreement. With regard to this Section 4.5, Acquiror shall have the right to take (or decline to take) any steps or actions Acquiror chooses to minimize the extent or effect of any relief that may be sought in relation to the transaction contemplated by this Agreement, and Company and its Subsidiaries shall cooperate with and assist Acquirer with regard to the foregoing.

Section 4.6. Proxy Statement / Circular.

(a) As soon as reasonably practicable after the date of this Agreement, (i) Acquiror and Company shall jointly prepare the Proxy Statement / Circular together with any other documents required by the YBCA, BCBCA, Canadian Securities Laws and all other applicable Laws, to be prepared or filed by Company in connection with the Company Meeting and the Arrangement, (ii) Acquiror shall file the Proxy Statement / Circular with the SEC and (iii) Company shall file the Proxy Statement / Circular with the SEC and the relevant Canadian Securities Authorities where such filing is required. Company shall file and mail or deliver the Proxy Statement / Circular to its shareholders and such other Persons as required by applicable Laws and the Interim Order as soon as reasonably practicable after obtaining the Interim Order and SEC Clearance. Acquiror shall file and mail or deliver the Proxy Statement / Circular to its shareholders as soon as reasonably practicable after obtaining the Interim Order and SEC Clearance as required in accordance with applicable Laws. On the date of mailing or delivery thereof, the Proxy Statement/Circular shall comply in all material respects with all applicable Laws and shall contain sufficient detail to permit the shareholders of Company and Acquiror to form a reasoned judgment concerning the matters to be placed before them at the Company Meeting and the Acquiror Meeting, as applicable. Upon reasonable request, each Party shall furnish the other Party with all information reasonably necessary or advisable in connection with the Proxy Statement / Circular.

(b) Each Party shall, as promptly as practicable after receipt thereof, provide the other Party with copies of all written comments, and advise the other Party of all oral comments, with respect to the Proxy Statement / Circular received from the SEC. If, at any time prior to the Effective Time, any information shall be discovered by Acquiror or Company that should be set forth in an amendment or supplement to the Proxy Statement / Circular so that such documentation would not include any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, then the Party that discovers such information shall promptly notify the other Party, and to the extent required by applicable Law, each of Acquiror and Company shall promptly file an appropriate amendment with the SEC and relevant Canadian Securities Authorities to the Proxy Statement / Circular describing such information and each of Acquiror and Company shall promptly disseminate an appropriate amendment or supplement describing such information to its respective shareholders and file the same.

(c) Notwithstanding the foregoing, prior to the filing, mailing or delivery of the Proxy Statement / Circular (or of any amendment or supplement to the foregoing) or responding to any comments of the SEC with respect either of the foregoing, each Party shall (i) provide the other Party and its legal counsel with a reasonable opportunity to review and comment on such document or response and (ii) include in such document or response all reasonable comments that the other Party proposes. On the date of their filing or delivery, each Party shall provide the other Party with a copy of all such filings with, and all such responses delivered to, the SEC and the relevant Canadian Securities Authorities. Notwithstanding anything to the contrary in this Agreement, no amendment or supplement (including by incorporation by reference) to the Proxy Statement / Circular shall be made without the prior written consent of Acquiror; provided, however, that nothing in this Section 4.6(c) will limit the Company’s ability to exercise its rights under Section 4.9.

Section 4.7. Shareholder Meetings.

(a) Each Party shall use commercially reasonable efforts to cause the Company Meeting and the Acquiror Meeting (as applicable) to occur on the same date as soon as reasonably practicable after the procurement of the Interim Order and SEC Clearance for the purpose of obtaining the Continuance Requisite Shareholder Vote and the Company Requisite Shareholder Vote in the case of Company and the Acquiror Requisite Shareholder Vote in the case of Acquiror. Except as required by Law or required by its shareholders, neither Acquiror nor Company shall adjourn, postpone or cancel (or propose for adjournment, postponement or cancellation) its shareholders’ meeting without the prior written consent of the other Party except as required for quorum purposes, to comply with requirements of applicable Law (including any disclosure obligations under

Canadian or U.S. Laws provided that the Company uses commercially reasonable efforts to comply with such Laws in a timely manner), by the Court or by the shareholders of Company. Company shall take all lawful action to solicit the approval of the Continuance Resolution by the Continuance Requisite Shareholder Vote and the Arrangement Resolution by the Company Requisite Shareholder Vote, and Acquiror shall take all lawful action to solicit the approval of the transactions contemplated by this Agreement by the Acquiror Requisite Shareholder Vote. Each Party will advise the other Party as it may reasonably request, and at least on a daily basis on each of the last ten business days prior to the date of the Company Meeting or Acquiror Meeting (as applicable), as to the aggregate tally of the proxies received by Company in respect of the Continuance Resolution and the Arrangement Resolution or Acquiror in respect of the Acquiror Requisite Shareholder Vote (as applicable).

(b) The Board of Directors of Company shall unanimously recommend approval of the Continuance Resolution by the shareholders of the Company and the Arrangement Resolution by the shareholders of Company and the holders of Company Compensatory Awards to the effect set forth in Section 2.21 (the “Company Recommendation”), and the Board of Directors of Acquiror shall unanimously recommend approval of the Share Issuance by the shareholders of Acquiror to the effect set forth in Section 3.15 (the “Acquiror Recommendation”). The Board of Directors of each Party shall not make an Adverse Recommendation Change except in accordance with, and subject to the limitations set forth in, Section 4.9. Absent an Adverse Recommendation Change in accordance with, and subject to the limitations set forth in Section 4.9, the Board of Directors of a Party shall reconfirm its recommendation to the effect set forth in Section 2.21 or Section 3.15 (as applicable) within three Business Days after a written request to do so by the other Party. Notwithstanding any Adverse Recommendation Change or the existence of any Takeover Proposal or any Superior Proposal, Company shall cause this Agreement, the Continuance Resolution and the Arrangement Resolution to be submitted to its shareholders and holders of Company Compensatory Awards at the Company Meeting.

Section 4.8. Stock Exchange Listing and De-Listing. Acquiror shall use its commercially reasonable efforts to cause the shares of Acquiror Common Stock to be issued and paid in the Arrangement to be approved for listing on the New York Stock Exchange prior to the Effective Time, subject to official notice of issuance. Acquiror shall use its commercially reasonable efforts to cause the Company Common Shares to be de-listed from the New York Stock Exchange and de-registered under the Exchange Act as soon as reasonably practicable after the Effective Time.

Section 4.9. No Solicitation.

(a) The Subject Company shall not, nor shall it authorize or permit any of its Subsidiaries, any of its or their respective directors, officers, employees or any Representative to, directly or indirectly through another Person, (i) solicit, initiate, cause, knowingly encourage, or knowingly facilitate, any inquiries or the making of any proposal that constitutes or is reasonably likely to lead to a Takeover Proposal or (ii) participate in any discussions or negotiations regarding any Takeover Proposal, or furnish to any Person any information in connection with or in furtherance of any Takeover Proposal; provided that, so long as the Subject Company and its Representatives have otherwise complied with this Section 4.9, none of the foregoing shall prohibit the Subject Company and its representatives from contacting in writing any Person or group of Persons who has made a Takeover Proposal after the date of this Agreement solely to request the clarification of the terms and conditions thereof so as to determine whether the Takeover Proposal is a Superior Proposal, or is reasonably likely to lead to a Superior Proposal. Without limiting the foregoing, it is agreed that any violation of the restrictions set forth in the preceding sentence by any Representative of the Subject Company or any of its Subsidiaries shall be a breach of this Section 4.9(a) by the Subject Company. The Subject Company shall, and shall cause its Subsidiaries and instruct its Representatives to, immediately cease and cause to be terminated all existing discussions or negotiations with any Person conducted heretofore with respect to any Takeover Proposal, request the prompt return or destruction of all confidential information previously furnished and terminate access to any electronic dataroom. Notwithstanding any of the foregoing in this Section 4.9(a), at any time prior to obtaining the Subject Company Shareholder Approval (and in no event after obtaining such Subject Company

Shareholder Approval), in response to an unsolicited bona fide written Takeover Proposal made after the date hereof that the Subject Company Board determines in good faith (after receiving advice of a financial advisor of nationally recognized reputation and of its outside counsel) constitutes or is reasonably likely to lead to a Superior Proposal, the Subject Company may, if the Subject Company Board determines in good faith (after receiving advice of its outside counsel) that it is necessary to do so in order to comply with its fiduciary duties of the Subject Company under applicable Law, and subject to compliance with Section 4.9(c), (A) furnish information with respect to the Subject Company and its Subsidiaries to the Person (and its Representatives) making such Takeover Proposal pursuant to a customary confidentiality agreement (a copy of which shall be provided to the Other Party promptly after its execution) not less restrictive of such Person than the Confidentiality Agreement (the parties agreeing that the confidentiality agreement shall include a standstill), provided, that all such oral or written information (to the extent that such information has not been previously provided to the Other Party) is provided or made available to the Other Party, as the case may be, prior to or substantially concurrently with the time it is provided or made available to such Person, as the case may be, and (B) participate in discussions or negotiations with the Person making such Takeover Proposal (and its Representatives) regarding such Takeover Proposal. Notwithstanding the foregoing, nothing in this Agreement shall preclude Acquiror from considering, participating in any discussions or negotiations regarding, or furnishing to any Person any of Acquiror’s information in connection with or in furtherance of, or entering into any agreement providing for or in connection with, any inquiry, proposal or offer that would otherwise constitute a Takeover Proposal (which, for purposes of this definition of a Permitted Transaction, (x) the references to “15%” in the definition of Takeover Proposal shall be deemed to be “50%” and (y) clause (d) of such definition will be excluded), so long as (1) such inquiry, proposal or offer contemplates a transaction that would not require or be subject to an Adverse Recommendation Change by Acquiror or a termination of this Agreement and (2) with respect to the entry into any such agreement or the consummation of the transactions contemplated by such agreement, such entry or consummation would not reasonably be expected to prevent or materially impair Acquiror’s ability to consummate the Arrangement and the other transactions contemplated by this Agreement prior to the Termination Date (“Permitted Transaction”). For the avoidance of doubt, nothing in this Section 4.9(a) shall relieve any party from its obligations under Section 4.5 of this Agreement.

For purposes of this Agreement, “Takeover Proposal” shall mean, with respect to the Subject Company, any inquiry, proposal or offer, whether or not conditional and whether or not withdrawn, (a) for a merger, consolidation, arrangement, share exchange, dissolution, recapitalization or other business combination involving the Subject Company, (b) for the issuance of 15% or more of the equity securities of the Subject Company as consideration for the assets or securities of another Person, (c) to acquire in any manner, directly or indirectly, 15% or more of the equity securities of the Subject Company or assets (including equity securities of any Subsidiary of the Subject Company) that represent 15% or more of the total consolidated assets or revenues of the Subject Company, other than the transactions contemplated by this Agreement or any Permitted Transaction, or (d) any other transaction, the consummation of which would reasonably be expected to impede, interfere with, prevent or materially delay the transactions contemplated hereby or which would reasonably be expected to dilute materially the aggregate benefits of the transactions contemplated hereby to the Party that is not the Subject Party.

For purposes of this Agreement, “Other Party” shall mean (a) Acquiror, when used with respect to any Takeover Proposal for the Company, and (b) the Company, when used with respect to any Takeover Proposal for Acquiror or any Permitted Transaction.

For purposes of this Agreement, “Subject Company” shall mean (a) the Company, when used with respect to any Takeover Proposal for, or Intervening Event of, the Company, and (b) Acquiror, when used with respect to any Takeover Proposal for, or Intervening Event of, Acquiror or any Permitted Transaction.

For purposes of this Agreement, “Subject Company Board” shall mean (a) the Board of Directors of Company, when the context refers to Company as the Subject Company, and (b) the Board of Directors of Acquiror, when the context refers to Acquiror as the Subject Company.

For purposes of this Agreement, “Subject Company Shareholder Approval” shall mean obtaining the Company Requisite Shareholder Vote or the Acquiror Requisite Shareholder Vote, as the case may be.

For purposes of this Agreement, “Superior Proposal” shall mean any bona fide written offer made by a third party, that if consummated would result in such Person (or its shareholders) owning, directly or indirectly, 50% or more of the Company Common Shares or Acquiror Common Stock (excluding the transactions contemplated by this Agreement), as the case may be, then outstanding (or of the surviving entity in a merger or the direct or indirect parent of the surviving entity in a merger) or all or substantially all of the total consolidated assets of the Subject Company (i) on terms which the Subject Company Board determines in good faith (after receiving advice of a financial advisor of nationally recognized reputation and of its outside counsel and in light of all relevant circumstances, including, without limitation, all the terms and conditions of such proposal and this Agreement) to be more favorable to the shareholders of the Subject Company from a financial point of view than the transactions contemplated by this Agreement, (ii) which is reasonably likely to be completed, taking into account any financing and approval requirements and all other financial, legal, regulatory and other aspects of such proposal and (iii) for which financing, if a cash transaction (in whole or part), is then fully committed or reasonably determined to be available by the Subject Company Board.

(b) Neither the Subject Company Board nor any committee thereof shall (i) (A) withdraw (or modify in a manner adverse to the Other Party), or propose to withdraw (or modify in a manner adverse to the Other Party), the Company Recommendation, where Company is the Subject Company, or the Acquiror Recommendation, where Acquiror is the Subject Company, (it being understood that taking a neutral position or no position with respect to a Takeover Proposal, other than a “stop, look and listen” statement in compliance with Rule 14d-9 promulgated under the Exchange Act, shall be considered an adverse modification) or (B) recommend, adopt or approve, or propose publicly to recommend, adopt or approve, any Takeover Proposal (any action described in this subclause (i) being referred to as an “Adverse Recommendation Change”) or (ii) approve or recommend, or propose to approve or recommend, or allow the Subject Company or any of its Subsidiaries to execute or enter into, any letter of intent, memorandum of understanding, agreement in principle, merger agreement, arrangement agreement, acquisition agreement, option agreement, joint venture agreement, partnership agreement or other similar agreement constituting or related to, any Takeover Proposal (other than a confidentiality agreement pursuant to Section 4.9(a)). Notwithstanding the foregoing, the Subject Company Board may, prior to obtaining the Subject Company Shareholder Approval (and in no event after obtaining such applicable Subject Company Shareholder Approval), if the Subject Company Board determines in good faith (after receiving advice of its outside counsel) that it is necessary to do so in order to comply with its fiduciary duties of the Subject Company under applicable Law, (1) effect an Adverse Recommendation Change in light of a Superior Proposal or terminate this Agreement solely in order to concurrently enter into an agreement with respect to a Superior Proposal or (2) effect an Adverse Recommendation Change solely in response to an Intervening Event, but, in each case, only at a time that is after the third Business Day following the Other Party’s receipt of written notice from the Subject Company (an “Adverse Notice”) advising the Other Party that the Subject Company Board has determined, in the case of the preceding subclause (1), that a Takeover Proposal is a Superior Proposal, that the Subject Company Board intends to make such Adverse Recommendation Change or to terminate this Agreement and containing all information required by Section 4.9(c), together with copies of any written offer or proposal in respect of such Superior Proposal, (it being agreed that any amendment to the financial terms or other material terms of such Superior Proposal shall require a new Adverse Notice and a new three Business Day period), and, in the case of the preceding subclause (2), that the Subject Company Board intends to make such Adverse Recommendation Change, a description of the Intervening Event and the reasons for the Adverse Recommendation Change (it being agreed that changes in circumstances shall require a new Adverse Notice and a new three Business Day period). In determining whether to make an Adverse Recommendation Change or to terminate this Agreement in response to a Superior Proposal, the Subject Company Board shall take into account any changes to the terms of this Agreement in a bona fide written proposal by the Other Party (in response to an Adverse Notice or otherwise) in determining whether such third party Takeover Proposal still constitutes a Superior Proposal. In determining whether to make an Adverse Recommendation Change in response to an Intervening Event, the Subject Company Board shall take into account any changes to the terms of this Agreement in a bona fide written proposal by the Other Party (in response to an Adverse Notice or otherwise) in determining whether an Adverse Recommendation Change ceases to be necessary in order to comply with the Subject Company Board’s fiduciary duties to the shareholders of the Subject Company under applicable Law. In all cases, during the three Business Day period following delivery of an Adverse Notice, the Subject Company and its Representatives shall, if requested by the Other Party, negotiate in good faith with the Other Party and the Other Party’s Representatives to make such adjustments in the terms of this Agreement as would enable the Other Party to proceed with the Arrangement and the other transactions contemplated hereby on such adjusted terms without effecting an Adverse Recommendation Change or terminating this Agreement, as applicable.

For purposes of this Agreement, “Intervening Event” shall mean a material event, circumstance, change or effect that was not known or reasonably foreseeable (or if known or reasonably foreseeable, the probability or magnitude of consequences of which were not known or reasonably foreseeable) to the Subject Company Board on the date of this Agreement, which event, circumstance, change or effect (including any change in probability or magnitude of consequences) becomes known to the Subject Company Board before the Subject Company Shareholder Approval is obtained; provided, that in no event shall (i) any action taken by either Party pursuant to and in compliance with the affirmative covenants set forth in Section 4.5, and the consequences of any such action, constitute an Intervening Event, (ii) the receipt, existence of or terms of a Takeover Proposal for the Subject Company or any inquiry relating thereto or the consequences thereof constitute an Intervening Event of the Subject Company, (iii) any decline in the market price or trading volume of the securities of the Other Party, (iv) any change in general economic, political, business or other capital market conditions (including prevailing interest rates and any effects on the economy arising as a result of acts of terrorism), (v) any change or developments in the market price for oil, natural gas or other commodity prices or for raw material inputs and end products, (vi) any change affecting the oil and gas exploration and production industry generally, (vii) any change in accounting requirements or principles imposed by GAAP or any change in law after the Effective Date, (viii) earthquakes, any weather-related or other force majeure event or natural disasters or outbreak or escalation of hostilities or acts of war; except in each of cases (iv), (v), (vi), (vii) and (viii), where such event disproportionately affects the Subject Company, taken as a whole, relative to the Other Party, taken as a whole, constitute an Intervening Event of the Subject Company.

(c) In addition to the obligations of the Subject Company set forth in paragraphs (a) and (b) of this Section 4.9, the Subject Company shall promptly advise the Other Party orally and in writing of any request for information or other inquiry that the Subject Company reasonably believes could lead to any Takeover Proposal or Permitted Transaction, the financial and other material terms and conditions of any such request, Takeover Proposal, Permitted Transaction or inquiry (including any changes thereto), the identity of the Person making any such request, Takeover Proposal, Permitted Transaction or inquiry, and copies of any written offer, proposal or other documentation in respect of such request, Takeover Proposal, Permitted Transaction or inquiry. The Subject Company shall promptly keep the Other Party reasonably informed of the status and material details (including any change to the financial and other material terms thereof) of any such request, Takeover Proposal, Permitted Transaction or inquiry.

(d) Nothing contained in this Section 4.9 shall prohibit the Subject Company or the Subject Company Board from (i) complying with the Subject Company’s obligations required under Rules 14d-9 and 14e-2 promulgated under the Exchange Act or (ii) making any required disclosure to the shareholders of the Subject Company if, in the good faith judgment of the Subject Company Board (after consultation with outside counsel), failure to so disclose would constitute a violation of applicable Law; provided, however, that any such disclosure relating to a Takeover Proposal or Intervening Event (other than a “stop, look and listen” statement in compliance with Rule 14d-9 under the Exchange Act) shall be deemed an Adverse Recommendation Change unless the Subject Company Board reaffirms its recommendation and declaration of advisability of this Agreement and the Arrangement.

Section 4.10. Financing; ISDA Agreements; Consent Solicitations.

(a) Company shall, if reasonably requested by Acquiror, cooperate in good faith with Acquiror in connection with Acquiror’s efforts to obtain any financing in connection with the transactions contemplated by this Agreement (“Financing”) and take any actions with respect to any existing financing of Acquiror and its Affiliates that Acquiror reasonably deems necessary or advisable in connection with the transactions contemplated by this Agreement. Without limiting the generality of the foregoing, Company shall, and shall cause its Subsidiaries and their respective Representatives to (i) facilitate contact between (A) senior management and advisors, including auditors, of Company and (B) the proposed lenders, lead arrangers and other financing sources, as applicable, and/or Acquiror’s or any of its Affiliate’s auditors in connection with, any Financing, at reasonable times and upon reasonable advance notice; (ii) make available, at reasonable times and upon reasonable advance notice, the necessary employees and advisors of Company and its Subsidiaries to provide reasonable assistance with the preparation of business projections, financing documents and offer materials by Acquiror and its Affiliates; (iii) use commercially reasonable efforts to obtain the reasonable cooperation and assistance of counsel to Company and its Subsidiaries in providing customary legal opinions (it being understood that the opinions related to any Financing customarily provided by buyer’s counsel will be rendered by counsel to Acquiror); (iv) provide customary information, documents, authorization letters and certificates, enter into agreements (including supplemental indentures) and take other actions that are or may be customary in connection with any Financing or necessary, proper, advisable or desirable to permit Acquiror or any of its Affiliates to fulfill conditions or obligations under any financing document (including all documentation and other information required by bank regulatory authorities under applicable “know-your-customer” and anti-money laundering rules and regulations); (v) provide assistance in the preparation of one or more confidential information memoranda and other marketing and syndication materials (including with respect to the presence or absence of material non-public information and the accuracy of the information contained therein) reasonably requested by Acquiror or any of its Affiliates; (vi) use commercially reasonable efforts to assist Acquiror in ensuring that the syndication efforts benefit materially from the existing banking relationships of Company and its Subsidiaries; and (vii) execute and deliver any pledge and security documents (including mortgages), other definitive financing documents, or other certificates or documents as may be reasonably requested by Acquiror (including a certificate of the chief financial officer of Company or one or more of its Subsidiaries with respect to solvency matters) and otherwise facilitating the pledging of, and granting, recording and perfection of security interests in share certificates, securities and other collateral, and obtaining surveys and title insurance as reasonably requested by Acquiror; provided that (A) none of Company or any of its Subsidiaries shall be required to pay any commitment or other fee or incur any other liability or obligation in connection with any Financing or other action provided for in this Section 4.10 or to take any action that would be prohibited by any applicable Law or cause a default of, or breach under, or otherwise violate any Company Contract, in each case except for any payment, incurrence or action that is conditioned upon, and shall not take effect until, the Effective Time, (B) no obligations of Company or any of its Subsidiaries under any certificate, opinion, contract, indenture or other document or instrument delivered pursuant to this Section 4.10 shall be effective until the Effective Time, and none of Company or any of its Subsidiaries shall be required to take any action pursuant to this Section 4.10 under any certificate, opinion, contract, indenture or other document or instrument that is not contingent upon the Closing or that would be effective prior to the Effective Time and (C) any requested cooperation shall not unreasonably interfere with the ongoing operations of Company and its Subsidiaries. Company will provide to Acquiror such information as may be necessary so that the marketing materials as they relate to Company and its Affiliates are complete and correct in all material respects.

(b) Company shall use commercially reasonable efforts to (i) obtain customary payoff letters from third-party lenders and trustees with respect to the indebtedness of Company and its Subsidiaries specified in Section 4.10(b) of the Company Disclosure Schedule no later than ten Business Days prior to the Effective Time and (ii) deliver or cause to be delivered such payoff letters to Acquiror promptly thereafter, and in any event no later than seven Business Days prior to the Effective Time. At the Effective Time, subject to Acquiror making available necessary funds to do so, Company shall use commercially reasonable efforts to, and to cause its Subsidiaries to, permanently (A) terminate the indebtedness specified in Section 4.10(b) of the Company

Disclosure Schedule and all related Contracts to which Company or any of its Subsidiaries is a party and (B) make satisfactory arrangements for the release of Liens on assets relating to such terminated indebtedness.

(c) Prior to the Effective Time, Company shall, with Acquiror’s cooperation, use commercially reasonable efforts to take all such actions as are necessary and appropriate to obtain, from each of the counterparties to the International Swaps and Derivatives Association (ISDA) Master Agreements relating to derivatives that are open as of the Effective Time, (i) waivers to the effect that the consummation of the transactions contemplated by this Agreement, shall not result in any violation or breach of, or default under, or give rise to a right of termination, cancellation or acceleration of any obligation or to the loss of a benefit under, each such ISDA Master Agreements or any related Contracts, and (ii) such amendments to any such ISDA Master Agreements and related Contracts as Acquiror may reasonably request to cause the terms thereof to be substantially consistent with the other financing and hedging arrangements of Acquiror and its Affiliates. Company shall also, if reasonably requested by Acquiror, cooperate in good faith with Acquiror in connection with Acquiror’s efforts to terminate as of the Effective Time any existing hedging arrangements of Company and establish new or replacement hedging arrangements in connection with the transactions contemplated by this Agreement.

(d) As soon as practicable following the execution and delivery of this Agreement, Acquiror, in consultation with Company, shall prepare the documentation to be sent to the holders of the 2019 Notes, 2021 Notes and 2022 Notes (collectively the “Notes”) in connection with a registered offering of an Acquiror guarantee and consent solicitations (together, the “Consent Solicitations”) regarding the amendments to the indentures governing the Notes (collectively, the “Indentures”) contemplated by Exhibit D (the “Indenture Amendments”). Within three Business Days after Acquiror and Company finalize the documentation with respect to the Consent Solicitations, Acquiror and Company shall use commercially reasonable efforts to commence the Consent Solicitations and deliver such documentation to holders of the Notes. Acquiror, after having consulted with Company, shall have the sole right to control decisions with respect to the strategy and conduct of the Consent Solicitations (including selecting any solicitation agent(s) in connection with the Consent Solicitations and modifying the terms and structure of the Consent Solicitations as set forth in Exhibit D; provided, however, that Acquiror shall not be required to modify the terms of the Consent Solicitations set forth therein). Company shall provide and cause its Subsidiaries to provide, all cooperation reasonably requested by Acquiror in connection with the Consent Solicitations including assisting in the preparation and execution of all documents required in connection therewith. Without limiting the generality of the foregoing, Company shall, and shall cause its Subsidiaries and their respective Representatives to (i) use its commercially reasonable efforts to obtain the consent of Company’s auditor to the use of its report on the most recently available audited consolidated financial statements of Company in connection with the registered offering contemplated by the Consent Solicitations and use commercially reasonable efforts to cause such auditor to provide customary comfort letters (providing “negative assurance” comfort) and drafts thereof to the solicitation agent(s) in connection with the Consent Solicitation; (ii) make available, at reasonable times and upon reasonable advance notice, the necessary employees and advisors of Company and its Subsidiaries to attend due diligence sessions; (iii) use commercially reasonable efforts to obtain the reasonable cooperation and assistance of counsel to Company and its Subsidiaries in providing customary legal opinions and negative assurance statements; and (iv) provide customary information, documents, authorization letters and certificates and enter into agreements, including a solicitation agent agreement containing customary terms relating to representations and warranties, indemnification provisions and necessary closing documentation. All documentation for the Consent Solicitations will be customary for transactions of this nature and shall be in form and substance reasonably acceptable to Acquiror and Company. The Consent Solicitations and other actions taken in connection therewith shall be conducted in accordance with the terms of the applicable Indentures and all applicable rules and regulations of the SEC and other applicable Laws. If, at any time prior to the Effective Time, any information shall be discovered by Acquiror or Company that should be set forth in an amendment or supplement to documents mailed or delivered to Note holders in respect to the Consent Solicitations so that such documentation would not include any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, then the Party that discovers such information shall promptly notify the other Party, and to the extent required by applicable Law, an appropriate amendment or supplement describing such information shall promptly be prepared and, if required, filed with the SEC and/or disseminated to the holders of Notes. In accordance with the terms of the Consent Solicitations, assuming the requisite consents are received, Company and its Subsidiaries and Acquiror and its Subsidiaries, as applicable, shall execute supplemental indentures to each of the Indentures among Company, the guarantors named therein and the trustee party thereto reflecting the Indenture Amendments, which supplemental indentures shall be in a form reasonably acceptable to Acquiror and Company and become operative as set forth in Exhibit D.

(e) Acquiror shall promptly pay, or reimburse Company’s payment of, any consent payment to holders of the Notes in connection with the Consent Solicitation and pay the fees and out-of-pocket expenses of any dealer manager, information agent, solicitation agent, tabulation agent, depositary or other agent retained in connection with the Consent Solicitation upon the incurrence of such fees and out-of-pocket expenses. Acquiror shall promptly, upon request by Company, reimburse Company for all reasonable out-of-pocket costs and expenses (including reasonable attorneys’ fees) incurred by Company in connection with the cooperation of Company contemplated by this Section 4.10 and shall indemnify and hold harmless Company, its Subsidiaries and their respective representatives from and against any and all losses, damages, claims, costs or expenses suffered or incurred by any of them in connection with the Consent Solicitation and any information used in connection therewith, except with respect to any information provided by Company.

Section 4.11. Indemnification; Directors and Officers Insurance. From and after the Effective Time, Acquiror shall, or shall cause Company or Amalco to, indemnify and hold harmless all current and former officers and directors of Company and its Subsidiaries to the same extent such Persons may be indemnified and held harmless as of the date of this Agreement by Company pursuant to the articles of continuation or by-laws of Company for acts or omissions occurring at or prior to the Effective Time, including those in respect of the Arrangement and the other transactions contemplated hereby. Company shall be permitted, prior to the Effective Time, to obtain and fully pay for a “tail” insurance policy in respect of Company’s current directors and officers with an extended reporting period of at least six years from and after the Effective Time with respect to directors’ and officers’ liability insurance with benefits and levels of coverage at least as favorable as Company’s existing policy with respect to matters existing or occurring at or prior to the Effective Time (including in connection with this Agreement or the transactions or actions contemplated hereby); provided, however, that in no event shall Company expend for such policy an annual premium amount in excess of 300% of the amount paid by Company in its current fiscal year, but in such case may purchase as much coverage as is available for such amount. If any person makes any claim for indemnification or advancement of expenses under this Section 4.11 that is denied by Acquiror, Company or Amalco, and a court of competent jurisdiction determines that such indemnified person is entitled to such indemnification, then Acquiror, Company and Amalco shall pay such indemnified person’s costs and expenses, including reasonable legal fees and expenses, incurred in connection with pursuing such claim against Acquiror, Company or Amalco. The rights of the indemnified persons under this Section 4.11 shall be in addition to any rights such indemnified persons may have under the constating documents of Company or Amalco, or under any applicable Law. All rights to indemnification and exculpation from liabilities for acts or omissions occurring at or prior to the Effective Time and rights to advancement of expenses relating thereto in favor of any indemnified person as provided in the constating documents of Company shall survive the Effective Time for a period of not less than six years and shall not be amended, repealed or otherwise modified in any manner that would adversely affect any right thereunder of any such indemnified person. The provisions of this Section 4.11 shall survive the consummation of the transactions contemplated by this Agreement and are intended for the benefit of, and shall be enforceable by, the indemnified persons, and their respective heirs, executors, administrators and legal personal representatives and shall be binding on each of Acquiror, Company and Amalco and its successors and assigns, and, for such purpose only, Company hereby confirms that it is acting as trustee on their behalf.

Section 4.12. Public Announcements. Each Party shall consult with, and provide the other Party the reasonable opportunity to review and comment on, any press release or other public announcement relating to this Agreement or the transactions contemplated hereby or thereby and shall not issue any such press release or other public announcement prior to such consultation except as may be required by applicable Law or by obligations pursuant any national securities exchange.

Section 4.13. Section 16 Matters. Prior to the Effective Time, Company shall take all actions that are required (to the extent permitted under applicable legal requirements and no-action letters issued by the SEC) to cause any dispositions of Company Common Shares (and derivative securities with respect to Company Common Shares) resulting from the transactions contemplated by Section 1.1 by each officer or director of Company who may become subject to the reporting requirements of Section 16(a) of the Exchange Act as an officer or director of Acquiror to be exempt under Rule 16b-3 promulgated under the Exchange Act.

Section 4.14. Takeover Laws. If any “fair price,” “business combination” or “control share acquisition” statute or similar Law shall become applicable to the transactions contemplated hereby, then Company and the Board of Directors of Company shall use their respective commercially reasonable efforts to grant such approvals and take such actions as are necessary so that the transactions contemplated hereby may be consummated as promptly as practicable on the terms contemplated hereby and otherwise act to minimize the effects of any such statute or similar Law on the transactions contemplated hereby.

Section 4.15. Notification of Certain Matters. Each Party shall use commercially reasonable efforts to provide the other Party with prompt written notice of: (a) any event the occurrence or non-occurrence of which such Party is aware and that would be reasonably likely to (i) cause any representation or warranty made by such Party in this Agreement to be untrue or inaccurate in any material respect, (ii) cause any covenant made by such Party in this Agreement not to be complied with or satisfied in all material respects or (iii) result in any condition set forth in Article 5 to be unsatisfied at any time from the date of this Agreement to the Effective Time; (b) any failure of such Party to comply in a timely manner with any covenant made by such Party in this Agreement; or (c) any change or event affecting such Party that would be reasonably likely to have that a Material Adverse Effect on such Party. Each Party shall provide the other Party with prompt written notice of any notice or other communication from any third party alleging that the consent of such third party is or may be required in connection with the transactions contemplated hereby. Notwithstanding the foregoing, the delivery of any notice pursuant to this Section 4.15 shall not limit or otherwise affect the remedies available under this Agreement to the Party receiving such notice.

Section 4.16. Certain Litigation. Each Party to this Agreement shall promptly advise the other Parties orally and in writing of any shareholder litigation against the Party and/or its directors and officers relating to this Agreement, the Arrangement and/or the transactions contemplated by this Agreement and shall keep the other Party reasonably informed regarding any such shareholder litigation. Each party shall give the other Parties the opportunity to consult with the Party regarding the defense or settlement of any such shareholder litigation, shall give due consideration to the other Party’s advice with respect to such shareholder litigation and shall not settle any such litigation prior to such consultation and consideration; provided, however, that Company further will not, without Acquiror’s prior written consent, settle any shareholder litigation.

Section 4.17. Confidentiality. Each Party acknowledges and confirms that (a) Acquiror and Company have entered into a Confidentiality Agreement, dated February 10, 2014 (the “Confidentiality Agreement”), (b) all information provided by each Party to the other Party pursuant to this Agreement is subject to the terms of the Confidentiality Agreement and (c) the Confidentiality Agreement shall remain in full force and effect in accordance with its terms and conditions.

Section 4.18. Resignations. Prior to the Effective Time, Company shall cause each member of the Board of Directors of Company to execute and deliver a letter, which shall not be revoked or amended prior to the Effective Time, effectuating his or her resignation as a director of Company effective immediately prior to the Effective Time. Prior to the Effective Time, Company shall obtain the resignations of such directors or officers of its Subsidiaries as Acquiror shall request with reasonable advance notice.

Section 4.19. Acquiror Board of Directors. As of the Effective Time, Acquiror shall take all necessary corporate action to appoint Lynn A. Peterson and James E. Catlin to the Board of Directors of Acquiror.

Section 4.20. Tax-Free Reorganization Treatment.

(a) None of Acquiror, Company or Acquiror Canadian Sub shall knowingly take any action, cause any action to be taken, fail to take any commercially reasonable action or cause any commercially reasonable action to fail to be taken, which action or failure to act would reasonably be expected to negatively impact the Intended Tax Treatment.

(b) Company shall use commercially reasonable efforts to cause Dorsey & Whitney LLP, counsel to the Company, or such other Tax counsel reasonably satisfactory to Company, to deliver an opinion to Company, on the basis of certain facts, representations and assumptions set forth in such opinion, dated the Closing Date, to the effect that the Merger should qualify for the Intended Tax Treatment; provided, however, in no event shall the delivery of the opinion referred to in this sentence be a condition to Company’s obligations to consummate the transactions contemplated by this Agreement, including the Arrangement. Acquiror shall use commercially reasonable efforts to cause Foley & Lardner LLP, counsel to Acquiror, or such other Tax counsel reasonably satisfactory to Acquiror and Company, to deliver an opinion to Acquiror, on the basis of certain facts, representations and assumptions set forth in such opinion, dated the Closing Date, to the effect that the Merger should qualify for the Intended Tax Treatment. In rendering such opinions, such counsels may require and shall be entitled to rely upon reasonable and customary representations and covenants, including those contained in representation letters signed by officers of Acquiror, the Company and Acquiror Canadian Sub.

Section 4.21. Employee Matters.

(a) Acquiror shall provide, or cause its Subsidiaries or Company or its Subsidiaries to provide, to employees of the Company or any of its Subsidiaries as of the Effective Time who continue employment with Acquiror, its Subsidiaries or any of its Affiliates (“Continuing Employees”) for one year following the Effective Time, base salary at a rate not less than the rate of base salary received by the Continuing Employees immediately prior to the Effective Time.

(b) If the transactions contemplated by this Agreement are consummated prior to December 31, 2014, Acquiror shall provide, or cause its Subsidiaries or Company or its Subsidiaries to provide, for payment to Continuing Employees (other than executive officers) the bonus established by the Company prior to the Effective Date pursuant to Section 4.2(b)(ix)(C) for the second half of 2014, which shall be paid on or before December 31, 2014. For 2015, Acquiror shall provide, or cause its Subsidiaries or Company or its Subsidiaries to provide, to the Continuing Employees a bonus opportunity that is substantially comparable in the aggregate to the bonus opportunity provided to similarly-situated Acquiror employees.

(c) From the Effective Time until the end of the calendar year in which the transaction contemplated hereby is consummated, Acquiror shall cause Company or its Subsidiaries to provide to the Continuing Employees benefits (other than base salary, bonus or equity-based compensation) at a level that is substantially comparable in the aggregate to the level of such benefits provided to the Continuing Employees immediately prior to the Effective Time. During the calendar year after the calendar year in which the transaction contemplated hereby is consummated, Acquiror shall provide, or cause its Subsidiaries or Company or its Subsidiaries to provide, to the Continuing Employees such benefits at a level that is substantially comparable in the aggregate to the level of such benefits provided to similarly-situated Acquiror employees.

(d) With respect to any “employee benefit plan,” as defined in Section 3(3) of ERISA, maintained by Acquiror or any of its Subsidiaries in which any Continuing Employee becomes a participant, such Continuing Employee shall receive full credit for service with the Company or any of its Subsidiaries for purposes of eligibility to participate and vesting, to the same extent such service was recognized as of the

Effective Time under a comparable plan of the Company and its Subsidiaries in which the Continuing Employee participated (but not for purposes of benefit accrual under any defined benefit pension plans, special or early retirement programs, window separation programs, or similar plans which may be in effect from time to time); provided that in no event shall such service recognition result in any duplication of benefits; and provided further that with respect to any such plan maintained by Acquiror or any of its subsidiaries that is insured, the insurance carrier consents to the recognition of such prior service credit, if required. Company shall provide to Acquiror a list of each Continuing Employee and his or her service credit under each Company Employee Benefit Plan as of the Effective Time, and Acquiror shall be entitled to rely on such information.

(e) To the extent permitted by applicable Law and the terms of any insurance policy, Acquiror shall waive, or cause to be waived, any pre-existing condition limitations, exclusions and waiting periods with respect to participation and coverage requirements under any welfare benefit plan maintained by Acquiror or any of its Subsidiaries in which the Continuing Employees (and their eligible dependents) will be eligible to participate from and after the Effective Time, except to the extent that such pre-existing condition limitations, exclusions and waiting periods would not have been satisfied or waived under the comparable plan of the Company and its Subsidiaries in which the Continuing Employee participated.

(f) Nothing in this Section 4.21 shall (i) be treated as an amendment of, or undertaking to amend, any benefit plan, (ii) prohibit Acquiror or any of its Subsidiaries from amending or terminating any employee benefit plan or (iii) confer any rights or benefits on any person other than the parties to this Agreement. Notwithstanding the foregoing, nothing in this Agreement shall prohibit Acquiror from terminating or causing the Company to terminate (i) any Acquiror employee benefit plan following the Effective Time or (ii) the employment (for any reason or for no reason) of any Continuing Employee following the Effective Time without the provision of further salary, bonus or benefits following such termination except to the extent required by applicable Law.

ARTICLE 5

CONDITIONS

Section 5.1. Conditions to Obligation of Each Party. The respective obligation of Acquiror and Company to consummate the transactions contemplated by this Agreement, including the Arrangement, shall be subject to satisfaction of the following conditions at or prior to the Effective Time:

(a) the Acquiror Issued Securities to be issued pursuant to the Arrangement shall either be: (i) exempt from the registration requirements of the U.S. Securities Act pursuant to Section 3(a)(10) thereof; or (ii) be registered pursuant to an effective registration statement under the U.S. Securities Act; provided, however, that Company shall not be entitled to the benefit of this condition in this Section 5.1(a), and shall be deemed to have waived such condition, in the event that Company fails to advise the Court prior to the hearing in respect of the Final Order that Acquiror intends to rely on the exemption from registration afforded by Section 3(a)(10) of the U.S. Securities Act based on the Court’s approval of the Arrangement and comply with the requirements set forth in Section 1.8.

(b) The distribution of the Acquiror Issued Securities pursuant to the Arrangement shall be exempt from the prospectus and registration requirements of applicable Canadian Securities Laws either by virtue of exemptive relief from the securities regulatory authorities of each of the provinces of Canada or by virtue of applicable exemptions under Canadian Securities Laws and shall not be subject to resale restrictions under applicable Canadian Securities Laws (other than as applicable to control Persons or pursuant to Section 2.6 of the National Instrument 45-102 – Resale of Securities).

(c) The Continuance Resolution shall have been approved by the Continuance Requisite Shareholder Vote, the Arrangement Resolution shall have been approved by the Company Requisite Shareholder Vote at the Company Meeting, and the Interim Order and the Final Order shall each have been obtained on terms consistent with this Agreement and otherwise reasonably satisfactory to Acquiror and Company and shall not have been set aside or modified in a manner reasonably unacceptable to Company and Acquiror on appeal or otherwise.

(d) A continuance application in connection with the Company Continuance in form and substance satisfactory to each of Company and Acquiror, acting reasonably shall have been filed with the Registrar and the Registrar shall have issued to Company a Certificate of Continuation giving effect to the Company Continuance.

(e) The Share Issuance shall have been approved by the Acquiror Requisite Shareholder Vote.

(f) The shares of Acquiror Common Stock that shall be issued and paid to the shareholders of Company upon consummation of the Arrangement shall have been authorized for listing on the New York Stock Exchange, subject to official notice of issuance.

(g) No Law or Order (whether temporary, preliminary or permanent) shall have been enacted, entered, promulgated, adopted, issued or enforced by any Governmental Entity that is then in effect and has the effect of making illegal or otherwise prohibiting the consummation of the transactions contemplated by this Agreement, including the Arrangement.

(h) All waiting periods applicable to the transactions contemplated hereby under applicable Regulatory Laws in the jurisdictions set forth in Exhibit F shall have expired or terminated, and all approvals and rulings by, and filings with, Governmental Entities in respect of the transactions contemplated hereby under applicable Regulatory Laws in the jurisdictions set forth in Exhibit F shall have been obtained or made.

(i) Acquiror shall have received an opinion of Foley & Lardner LLP, counsel to Acquiror, or such other Tax counsel reasonably satisfactory to Acquiror and Company, on the basis of certain facts, representations and assumptions set forth in such opinion, dated the Closing Date, to the effect that the Merger should qualify for the Intended Tax Treatment. In rendering such opinion, such counsel may require and shall be entitled to rely upon reasonable and customary representations and covenants, including those contained in representation letters signed by officers of Acquiror, the Company and Acquiror Canadian Sub. The opinion condition referred to in this Section 5.2(i) shall not be waivable.

Section 5.2. Additional Conditions to Obligation of Acquiror. The obligation of Acquiror to effect the Arrangement shall be further subject to satisfaction of the following conditions at or prior to the Effective Time:

(a) Each of the representations and warranties of Company set forth in Section 2.3 shall be correct and complete in all respects (other than de minimis inaccuracies) as of the date of this Agreement and as of the Closing Date as though made on and as of the Closing Date, except (i) for changes specifically contemplated by this Agreement and (ii) to the extent representations and warranties by their terms speak only as of a certain date, in which case such representations and warranties shall be correct and complete as of such date; and each of the other representations and warranties of Company set forth in this Agreement (but without regard to any materiality qualifications or references to Material Adverse Effect contained in any representation or warranty) shall be correct and complete in all respects as of the date of this Agreement and as of the Closing Date as though made on and as of the Closing Date, except (A) for changes specifically contemplated by this Agreement, (B) to the extent representations and warranties by their terms speak only as of a certain date, in which case such representations and warranties shall be correct and complete as of such date, and (C) where such failures of the representations and warranties to be correct and complete in all respects, individually or in the aggregate, have not had and would not reasonably be expected to have a Material Adverse Effect on Company.

(b) Company shall have performed in all material respects all obligations and complied in all material respects with all covenants required by this Agreement to be performed or complied with by it at or prior to the Effective Time.

(c) No event, change, effect, condition, fact or circumstance shall have occurred after the date of this Agreement, including any event, change, effect, condition, fact or circumstance that reflects an adverse change in the matters disclosed to Acquiror in the Company Disclosure Schedule, that, individually or in the aggregate, has had or would reasonably be expected to have a Material Adverse Effect on Company.

(d) Company shall have delivered to Acquiror a certification of the Chief Executive Officer, the Chief Financial Officer or another executive officer (reasonably acceptable to Acquiror) of Company to the effect that each of the conditions specified in Section 5.2(a), Section 5.2(b) and Section 5.2(c) is satisfied in all respects.

(e) The total number of Company Common Shares with respect to which Dissent Rights have been properly exercised and not withdrawn shall not exceed 5% of the outstanding Company Common Shares as of the Closing Date.

(f) No claim, action, suit, arbitration, proceeding, investigation or inquiry shall have been commenced or threatened by any Governmental Entity against Acquiror, Company or any of their respective Subsidiaries with respect to the transactions contemplated hereby.

Section 5.3. Additional Conditions to Obligation of Company. The obligation of Company to effect the Arrangement shall be further subject to satisfaction of the following additional conditions at or prior to the Effective Time:

(a) Each of the representations and warranties of Acquiror set forth in Section 3.3 shall be correct and complete in all respects (other than de minimis inaccuracies) as of the date of this Agreement and as of the Closing Date as though made on and as of the Closing Date, except (i) for changes specifically contemplated by this Agreement and (ii) to the extent representations and warranties by their terms speak only as of a certain date, in which case such representations and warranties shall be correct and complete as of such date; and each of the other representations and warranties of Acquiror set forth in this Agreement (but without regard to any materiality qualifications or references to Material Adverse Effect contained in any representation or warranty) shall be correct and complete in all respects as of the date of this Agreement and as of the Closing Date as though made on and as of the Closing Date, except (A) for changes specifically contemplated by this Agreement, (B) to the extent representations and warranties by their terms speak only as of a certain date, in which case such representations and warranties shall be correct and complete as of such date, and (C) where such failures of the representations and warranties to be correct and complete in all respects, individually or in the aggregate, have not had and would not reasonably be expected to have a Material Adverse Effect on Acquiror.

(b) Acquiror shall have performed in all material respects all obligations and complied in all material respects with all covenants required by this Agreement to be performed or complied with by it at or prior to the Closing Date.

(c) No event, change, effect, condition, fact or circumstance shall have occurred after the date of this Agreement, including any event, change, effect, condition, fact or circumstance that reflects an adverse change in the matters disclosed to Company in the Acquiror Disclosure Schedule, that, individually or in the aggregate, has had or would reasonably be expected to have a Material Adverse Effect on Acquiror.

(d) Acquiror shall have delivered to Company a certification of the Chief Executive Officer, the Chief Financial Officer or another executive officer (reasonably acceptable to Company) of Acquiror to the effect that each of the conditions specified in Section 5.3(a), Section 5.3(b) and Section 5.3(c) is satisfied in all respects.

(e) (i) Lynn A. Peterson and James E. Catlin shall have been elected to serve as directors of Acquiror, subject to and effective upon the occurrence of the Effective Time; provided, however, that if either of such individuals is unable to serve as a director of Acquiror as of the Effective time, then Company’s Board of

Directors shall be able to designate a substitute individual reasonably acceptable to Acquiror to serve as a director of Acquiror, subject to and effective upon the occurrence of the Effective Time, and (ii) after giving effect to such election, the Board of Directors of Acquiror shall consist of a total of not more than ten directors.

ARTICLE 6

TERMINATION, AMENDMENT AND WAIVER

Section 6.1. Termination. This Agreement may be terminated at any time prior to the Effective Time, whether before or after receipt of the Company Requisite Shareholder Vote or the Acquiror Requisite Shareholder Vote, as applicable.

(a) by mutual written consent of Company and Acquiror;

(b) by either Party if (i) a Law shall have been enacted, entered or promulgated prohibiting the consummation of the transactions contemplated hereby substantially on the terms contemplated hereby, (ii) an Order shall have been enacted, entered, promulgated or issued by a Governmental Entity permanently restraining, enjoining or otherwise prohibiting the consummation of the transactions contemplated hereby substantially on the terms contemplated hereby, and such Order shall have become final and non-appealable; provided, however, that the Party seeking to terminate this Agreement pursuant to this subclause (ii) shall have used its commercially reasonable efforts to remove such Order, or (iii) a Governmental Entity shall have failed to issue an Order or take any other action, and such denial of a request to issue such Order or take such other action shall have become final and non-appealable, that is necessary to satisfy any condition set forth in Article 5; provided, however, neither Party shall be able to terminate this Agreement pursuant to this Section 6.1(b) in the case of the failure to obtain the Interim Order or Final Order which shall solely be addressed in Section 6.1(f); provided, further, that the right to terminate this Agreement pursuant to this subclause (iii) shall not be available to any Party whose failure to comply with Section 4.5 has been the cause of such inaction; and provided further that the right to terminate this Agreement pursuant to this Section 6.1(b) shall apply only if the Law, Order or act or omission of the Governmental Entity, as the case may be, shall have caused the failure of any condition set forth in Article 5 to be satisfied and the Party entitled to rely on such condition shall not elect to waive such condition;

(c) by either Party if the Arrangement shall not have been consummated on or prior to the date that is 180 days after the date of this Agreement or such other date as Acquiror and Company shall agree in writing (the “Termination Date”); provided, however, that (i) the Termination Date shall be automatically extended for a period not to exceed 60 days to the extent necessary to satisfy the condition set forth in Section 5.1(h) and (ii) the right to terminate this Agreement pursuant this Section 6.1(c) shall not be available to any Party that has breached in any material respect its obligations under this Agreement in any manner that shall have caused the failure of the Arrangement to be consummated on or before the Termination Date;

(d) by either Party if all of the following shall have occurred: (i) the other Party shall have breached or failed to perform in any material respect any of its representations, warranties or covenants contained in this Agreement, (ii) such breach or failure to perform is reasonably expected to result in any condition set forth in Sections 5.2(a), 5.2(b), 5.3(a) and 5.3(b) to not be satisfied and (iii) such breach or failure to perform is incapable of being cured by the other Party prior to the date that is 30 days after receipt of written notice thereof or, if such breach or failure to perform is capable of being so cured, the other Party shall not have cured such breach or failure to perform within 30 days after receipt of written notice thereof;

(e) by either Party if (i) the approval of the Continuance Resolution shall not have been obtained by reason of the failure to obtain the Continuance Requisite Shareholder Vote at the Company Meeting (or of any adjournment or postponement thereof) or (ii) the approval of the Arrangement Resolution shall not have been obtained by reason of the failure to obtain the Company Requisite Shareholder Vote at the Company Meeting (or of any adjournment or postponement thereof); provided, however, that the right to terminate this Agreement pursuant to this Section 6.1(e) shall not be available to Company where Company’s breach of Section 4.7 or Section 4.9 shall have caused the failure to obtain such approval;

(f) by either Party, if the Interim Order or the Final Order shall have not been obtained on terms consistent with this Agreement or shall have been set aside or modified in a manner reasonably unacceptable to Acquiror and Company on appeal or otherwise; provided, however, that the right to terminate this Agreement pursuant to this Section 6.1(f) shall not be available to any Party that has breached in any material respect its obligations under this Agreement in any manner that shall have caused the failure of the Arrangement to be consummated on or before the Termination Date;

(g) by either Party if the approval of the transactions contemplated hereby shall not have been obtained by reason of the failure to obtain the Acquiror Requisite Shareholder Vote at the Acquiror Meeting (or of any adjournment or postponement thereof); provided, however, that the right to terminate this Agreement pursuant to this Section 6.1(g) shall not be available to Acquiror where Acquiror’s breach of Section 4.7 or Section 4.9 shall have caused the failure to obtain such approval;

(h) by either Party if any of the following actions has occurred: (i) the other Party, any of its Affiliates or any of their respective Representatives shall have materially breached its obligations of Section 4.9; (ii) the Board of Directors of the other Party shall have failed to make its recommendation as required by Section 4.7(b) or shall have effected an Adverse Recommendation Change (or resolved or publicly proposed to take any such action), whether or not permitted by the terms of this Agreement, (iii) the Board of Directors of the other Party shall have failed to reconfirm its recommendation as required by Section 4.7(b) within five Business Days after a written request to do so by the terminating Party, (iv) the other Party shall have materially breached its obligations under this Agreement by reason of a failure to call or conduct its meeting of shareholders in accordance with Section 1.2(b) or Section 1.3, as applicable, (v) the Board of Directors of the other Party shall have recommended to its shareholders any Takeover Proposal or Superior Proposal; or (vi) the other Party shall have entered into any agreement, letter of intent, agreement-in-principle, acquisition agreement or other instrument contemplating or otherwise relating to any Takeover Proposal or Superior Proposal or requiring such other Party to abandon, terminate or fail to consummate any of the transactions contemplated hereby, including the Arrangement; or

(i) by either Party if the Board of Directors of such Party shall have approved or recommended, or such Party shall have entered into a definitive agreement with respect to, a Superior Proposal in compliance with Section 4.9(b).

Notwithstanding the foregoing, neither Party may terminate this Agreement pursuant this Section 6.1 unless such Party shall have made all payments required to be made to the other Party pursuant to Section 6.2.

Section 6.2. Effect of Termination.

(a) If this Agreement is terminated pursuant to Section 6.1, then this Agreement (other than as set forth in Section 4.1, Section 4.10(e), Section 4.17, this Section 6.2 and Article 7, which provisions shall survive such termination) shall become void and of no effect with no liability on the part of any Party (or of any of its Affiliates or its or their Representatives); provided, however, no such termination shall relieve either Party from any obligation to pay, if applicable, the amounts described in the other provisions of this Section 6.2 and neither Company nor Acquiror shall be relieved or released from any liabilities arising out of its willful breach of this Agreement.

(b) Company Termination Fees

(i) If (A) Acquiror terminates this Agreement pursuant to Section 6.1(h), (B) Acquiror or Company terminates this Agreement pursuant to Section 6.1(i) as a result of the Company’s Board of Directors having approved or recommended a Superior Proposal or Company having entered into a definitive agreement with respect to a Superior Proposal, (C) Acquiror or Company terminates this Agreement pursuant to Section 6.1(c) without the Company Meeting having occurred, (D) Acquiror terminates this Agreement pursuant to Section 6.1(d) or (E) Acquiror or Company terminates this Agreement pursuant to Section 6.1(e) or Section 6.1(f) and in the case of any such termination pursuant to Section 6.1(c), Section 6.1(d), or Section 6.1(e) or Section 6.1(f) (1) at any time after the date of this Agreement and prior to such termination a Takeover Proposal shall have been publicly announced or otherwise publicly communicated to the senior management, Board of Directors or shareholders of Company that is not publicly withdrawn without qualification prior to ten Business Days before termination and (2) prior to the date that is 12 months after the effective date of such termination, the Company shall consummate a Takeover Proposal or enter into a definitive agreement with respect to a Takeover Proposal during such period that is thereafter consummated, then Company shall (X) reimburse Acquiror and its Subsidiaries for all reasonable out-of-pocket expenses incurred by Acquiror or any of its Subsidiaries in connection with the negotiation, preparation, execution and performance of this Agreement and related documentation, including printing fees, filing fees and fees and expenses of its legal, accounting and financial advisors, petroleum engineers and consultants and all fees and expenses payable to any financing sources related to this Agreement, the transactions contemplated hereby and any related financing in an amount not to exceed $10,000,000 (collectively, “Acquiror’s Costs”), and (Y) pay to Acquiror a termination fee equal to $130,000,000 (in the case of termination under Section 6.1(e), less the amounts that Company previously paid to Acquiror pursuant to Section 6.2(b)(ii)). Company shall satisfy its obligations under the preceding sentence by the wire transfer of immediately available funds to an account that Acquiror designates (I) in the case of termination pursuant to subclause (A) or (B) above, not later than the date of such termination and (II) in the case of subclause (C), (D) or (E) above, not later than the date on which Company executes and delivers a definitive agreement with respect to (or, if earlier, consummates) a Takeover Proposal.

(ii) If Acquiror or Company terminates this Agreement pursuant to Section 6.1(e), then Company shall reimburse Acquiror and its Subsidiaries for all Acquiror’s Costs.

(iii) If (A) Acquiror or Company terminates this Agreement pursuant to Section 6.1(c) without the Company Meeting having occurred and circumstances exist such that the condition set forth in Section 5.2(c) would not have been satisfied at the time of such termination or (B) Acquiror terminates this Agreement pursuant to Section 6.1(d) and, in each of the cases described in subclauses (A) and (B), the provisions of Section 6.2(b)(i) do not apply to any such termination, then Company shall reimburse Acquiror and its Subsidiaries for all of Acquiror’s Costs. Company shall satisfy its obligation under the preceding sentence by the wire transfer of immediately available funds to an account that Acquiror designates not later than the date of such termination (or, if later, on the Business Day immediately following the date on which Acquiror provides written notice of the amount of Acquiror’s Costs to Company).

(c) Acquiror Termination Fees

(i) If (A) Company terminates this Agreement pursuant to Section 6.1(h), (B) Acquiror or Company terminates this Agreement pursuant to Section 6.1(i) as a result of Acquiror’s Board of Directors having approved or recommended a Superior Proposal or Acquiror having entered into a definitive agreement with respect to a Superior Proposal, (C) Company or Acquiror terminates this Agreement pursuant to Section 6.1(c) without the Acquiror Meeting having occurred, (D) Company terminates this Agreement pursuant to Section 6.1(d), (E) Company or Acquiror terminates this Agreement pursuant to Section 6.1(g) and, solely with respect to subclauses (C), (D) and (E) above, in the case of any such termination pursuant to Section 6.1(c), Section 6.1(d) or Section 6.1(g) (1) at any time after the date of this Agreement and prior to such termination a Takeover Proposal shall have been publicly announced or otherwise publicly communicated to the senior management, Board of Directors or shareholders of Acquiror that is not publicly withdrawn without qualification prior to ten Business Days before termination and (2) prior to the date that is 12 months after the effective date of such termination, Acquiror shall enter into a definitive agreement with respect to a Takeover Proposal or a Takeover Proposal is consummated, then Acquiror shall

(X) reimburse Company and its Subsidiaries for all out-of-pocket expenses incurred by Company or any of its Subsidiaries in connection with the negotiation, preparation, execution and performance of this Agreement and related documentation, including printing fees, filing fees and fees and expenses of its legal, accounting and financial advisors, petroleum engineers and consultants in an amount not to exceed $10,000,000 (collectively, “Company’s Costs”), and (Y) pay to Company a termination fee equal to $130,000,000 (in the case of termination under Section 6.1(g), less the amounts that Company previously paid to Acquiror pursuant to Section 6.2(c)(ii)). Acquiror shall satisfy its obligations under the preceding sentence by the wire transfer of immediately available funds to an account that Company designates (I) in the case of termination pursuant to subclause (A) or (B) above, not later than the date of such termination and (II) in the case of subclause (C), (D), or (E) above, not later than the date on which Acquiror executes and delivers a definitive agreement with respect to (or, if earlier, consummates) a Takeover Proposal.

(ii) If Acquiror or Company terminates this Agreement pursuant to Section 6.1(g), then Acquiror shall reimburse Company and its Subsidiaries for all Company’s Costs.

(iii) If (A) Acquiror or Company terminates this Agreement pursuant to Section 6.1(c) without the Acquiror Meeting having occurred and circumstances exist such that the condition set forth in Section 5.3(c) would not have been satisfied at the time of such termination or (B) Company terminates this Agreement pursuant to Section 6.1(d) and, in each of the cases described in subclauses (A) or (B) above, the provisions of Section 6.2(c)(i) do not apply to any such termination, then Acquiror shall reimburse Company and its Subsidiaries for all of Company’s Costs. Acquiror shall satisfy its obligation under the preceding sentence by the wire transfer of immediately available funds to an account that Company designates not later than the date of such termination (or, if later, on the Business Day immediately following the date on which Company provides written notice of the amount of Company’s Costs to Acquiror).

(d) If a Party becomes entitled to a payment under this Section 6.2 in a circumstance in which the Party may become entitled to an additional payment subject to the occurrence of subsequent events, then the other Party shall effect the payment then due and supplement such payment with any additional payment that becomes due as and when such additional payment becomes due.

(e) Each Party acknowledges that the agreements contained in this Section 6.2 are an integral part of the transactions contemplated hereby and that, without these agreements, Acquiror and Company would not enter into this Agreement. Accordingly, if either Party fails to pay the amounts payable under this Section 6.2, then the breaching Party shall pay to the other Party and its Subsidiaries all costs and expenses (including attorneys’ fees and expenses) incurred by such other Party and its Subsidiaries in connection with the collection of such overdue amounts and the enforcement by such other Party of its rights under this Section 6.2, together with interest on such overdue amounts at a rate per annum equal to the “prime rate” (as announced by JPMorgan Chase Bank, N.A. or any successor thereto) in effect on the date on which such payment was required to be made.

Section 6.3. Amendment. This Agreement may be amended by Acquiror and Company, by action taken or authorized by their respective Board of Directors, at any time before or after the Company Requisite Shareholder Vote or the Acquiror Requisite Shareholder Vote is obtained provided, however, that after approval of the Arrangement by the shareholders of the Company and holders of Company Compensatory Awards, no amendment may be made which under applicable Law requires the further approval of the shareholders of the Company or the Court without such further approval. This Agreement may not be amended except by a written instrument signed on behalf of each of the Parties.

Section 6.4. Extension; Waiver. At any time before the Effective Time, any Party may (a) extend the time for the performance of any of the obligations or other acts of the other Party under or pursuant to this Agreement, (b) waive any inaccuracies in the representations and warranties made by the other Party in this Agreement or in any document delivered pursuant hereto and (c) waive compliance with any of the covenants made by the other Party, or any of the conditions benefiting such waiving Party contained, in this Agreement.

Any agreement on the part of any Party to any such extension or waiver shall be valid as against such Party only if set forth in a written instrument signed on behalf of such Party. Except for a waiver effected in accordance with the previous sentence, the failure of any Party to assert any of its rights under this Agreement or otherwise shall not constitute a waiver of those rights.

ARTICLE 7

MISCELLANEOUS

Section 7.1. Non-Survival of Representations, Warranties and Agreements. None of the representations, warranties or covenants set forth in this Agreement or in any document delivered pursuant hereto shall survive the Effective Time, except that the agreements of Acquiror and Company that by their terms apply or are to performed in whole or in part after the Effective Time and that are contained in Section 4.1, Section 4.10(e), Section 4.11, Section 4.17, Article 6 or this Article 7 shall survive the Effective Time in accordance with their respective terms.

Section 7.2. Expenses. Whether or not the transactions contemplated hereby are consummated, all costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such expenses, except (a) as otherwise provided in Section 6.2, (b) except that the filing fee in connection with any filing made under all applicable Regulatory Laws for the acquisition of the Company Common Shares shall be shared equally by Acquiror and Company and (c) the costs and expenses incurred in connection with the filing, printing and mailing of the Proxy Statement / Circular shall be shared equally.

Section 7.3. Notices. All notices and other communications hereunder shall be in writing and shall be deemed duly given or made as of the date of receipt if delivered personally, sent by facsimile (and sender shall bear the burden of proof of delivery), sent by overnight courier (providing proof of delivery) or sent by registered or certified mail (return receipt requested, postage prepaid), in each case, to the Parties at the following addresses or facsimile numbers (or at such other address or facsimile number for a Party as shall be specified by like notice): If to Company:

Kodiak Oil & Gas Corp.

1625 Broadway, Suite 250

Denver, Colorado 80202

Attention: Lynn A. Peterson

Facsimile: (303) 592-8071

with copies to:

Dorsey & Whitney LLP

701 5th Avenue, Suite 6100

Seattle, WA 98104-7043

Attention: Randal R. Jones

Facsimile: (206) 903-8820

Miller Thomson LLP

1000-840 Howe Street

Vancouver, BC V6Z 2M1

Canada

Attention: Gregory Smith

Facsimile: (604) 643-1200

If to Acquiror and Acquiror Canadian Sub:

Whiting Petroleum Corporation

1700 Broadway, Suite 2300

Denver, Colorado 80290-2300

Attention: James J. Volker

Facsimile: (720) 644-3620

(with copies to)

Foley & Lardner LLP

777 East Wisconsin Avenue

Milwaukee, Wisconsin 53202

Attention: Benjamin F. Garmer III

John K. Wilson

Facsimile: (414) 297-4900

Stikeman Elliot LLP

1155 René-Lévesque Blvd. West

40th Floor

Montréal, OC H3B 3V2

Canada

Attention: Steeve Robitaille

Facsimile: (514) 397-3624

Section 7.4. Entire Agreement; No Third Party Beneficiaries.

(a) This Agreement and the Confidentiality Agreement constitute the entire agreement, and supersede all prior understandings, agreements or representations, between the Parties with respect to the subject matter hereof; provided, however, the provisions of this Agreement shall supersede any conflicting provisions of the Confidentiality Agreement.

(b) This Agreement, except for the provisions of Section 4.11, which is intended for the benefit of persons described in the last sentence thereof, and Section 7.11, shall not confer any rights or remedies upon any Person other than the Parties and their respective permitted successors and permitted assigns.

Section 7.5. Assignment; Binding Effect. No Party may assign this Agreement or any of its rights, interests or obligations hereunder (whether by operation of Law or otherwise, including a merger or amalgamation) without the prior written approval of the other Party, and any attempted assignment without such prior written approval shall be void and without legal effect. Subject to the preceding sentence, this Agreement shall be binding upon and inure to the benefit of the Parties and their respective permitted successors and permitted assigns.

Section 7.6. Governing Law; Jurisdiction and Venue. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, U.S.A. without giving effect to any choice or conflict of law provision or rule, except for the matters subject to or contemplated by the BCBCA, including the Plan of Arrangement, which shall be interpreted, construed, performed and governed by and in accordance with the laws of the Province of British Columbia and federal laws applicable therein. All actions and proceedings arising out of or relating to this Agreement shall be heard and determined in the Delaware Court of Chancery. Each of Company, Acquiror and Acquiror Canadian Sub hereby irrevocably and unconditionally consents to submit to the exclusive jurisdiction of the Delaware Court of Chancery for any litigation arising out of or relating to this Agreement and the transactions contemplated hereby (and agrees not to commence any litigation relating thereto except in such court), waives any objection to the laying of venue of any such litigation in the Delaware Court of Chancery and agrees not to plead or claim that such litigation brought therein has been brought in any inconvenient forum.

Section 7.7. Severability. If the term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any Law or public policy, then all other terms and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party hereto. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner so that the transactions contemplated hereby are consummated as originally contemplated to the greatest extent possible.

Section 7.8. Enforcement of Agreement. The Parties agree that money damages or any other remedy at law would not be a sufficient or adequate remedy for any actual or threatened breach or violation of, or default under, this Agreement and that, in addition to all other available remedies, the aggrieved Party shall be entitled, to the fullest extent permitted by Law, to an injunction restraining such actual or threatened breach, violation or default and to any other equitable relief, including specific performance, without bond or other security being required.

Section 7.9. Waiver of Jury Trial. The Parties hereby irrevocably waive any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

Section 7.10. Interpretation. For purposes of this Agreement, (a) the words “including” and “include” shall be deemed to be followed by the words “without limitation,” (b) the words “herein,” “hereof,” “hereby,” “hereto” or “hereunder” refer to this Agreement as a whole, and (c) references to “$” refer to United States Dollars. The term “knowledge” when used in this Agreement with respect to the Company or Acquiror, as applicable, shall mean the actual knowledge of the individuals listed on Exhibit G assuming reasonable inquiry. Whenever required by the context of this Agreement, the singular shall include the plural and vice versa. When calculating the period of time before which, within which or following which any act is required to be done pursuant to this Agreement, the date that is the reference date in calculating such period shall be excluded and, if the last day of such period is not a Business Day, the period in question shall end on the next succeeding Business Day. Any reference to any supranational, national, state, provincial, municipal, local or foreign Law shall be deemed also to refer to all rules and regulations promulgated thereunder, unless the context otherwise requires. Unless the context otherwise requires, references in this Agreement (i) to Articles, Sections, Exhibits and Schedules mean the Articles and Sections of, and the Exhibits and Schedules attached to, this Agreement and (ii) to an agreement, instrument or other document means such agreement, instrument or other document as amended, supplemented and modified from time to time to the extent permitted by the provisions thereof. Notwithstanding anything to the contrary in this Agreement, each Section of this Agreement is qualified by the matters set forth with respect to such Section in the correspondingly numbered Section of the Company Disclosure Schedule or the Acquiror Disclosure Schedule, as applicable, only to the extent specified therein; provided, however, that any fact or item that is disclosed in any Section of the Company Disclosure Schedule or the Acquiror Disclosure Schedule, as applicable, in sufficient detail to make its relevance to any other representation and warranty of Company or Acquiror, as applicable, set forth in this Agreement readily apparent shall be deemed disclosed as an exception to such other representation and warranty. The Schedules and Exhibits referred to in this Agreement shall be construed with and as an integral part of this Agreement. Capitalized terms used but not otherwise defined in the Schedules and Exhibits referred to in this Agreement shall have the meanings set forth in this Agreement. Titles to Articles and headings of Sections are inserted for convenience of reference only and shall not be deemed a part of or to affect the meaning or interpretation of this Agreement. Notwithstanding the fact that this Agreement has been drafted or prepared by one of the Parties, each Party confirms that both it and its counsel have reviewed, negotiated and adopted this Agreement as the joint agreement and understanding of the Parties. The language used in this Agreement shall be deemed to be the language chosen by the Parties to express their mutual intent, and no rule of strict construction shall be applied against any Party.

Section 7.11. No Recourse. Notwithstanding anything to the contrary herein, Company hereby agrees, on behalf of itself and its Affiliates, that none of Acquiror’s lenders and other Financing sources and their directors, officers and Affiliates shall have any liability or obligation under this Agreement or the transactions contemplated hereby (whether in contract, tort, equity or otherwise). Acquiror’s lenders and other Financing sources and their directors officers and Affiliates are third party beneficiaries of Section 7.6, Section 7.9 and this Section 7.11.

Section 7.12. Definitions. For purposes of this Agreement,

“2019 Notes” shall mean Company’s 8.125% Senior Notes due 2019 issued pursuant to the Indenture, dated as of November 23, 2011, among Company, a Subsidiary of Company, U.S. Bank National Association, as trustee, and Computershare Trust Company of Canada, as Canadian trustee, as amended by that certain supplemental indenture dated as of July 30, 2013 among Company, certain Subsidiaries of Company and U.S. Bank National Association, as trustee, and Computershare Trust Company of Canada, as Canadian trustee.

“2021 Notes” shall mean Company’s 5.500% Senior Notes due 2021 issued pursuant to the Indenture, dated as of January 15, 2013, among Company, a Subsidiary of Company, U.S. Bank National Association, as trustee, and Computershare Trust Company of Canada, as Canadian trustee, as amended by that certain supplemental indenture dated as of July 30, 2013 among Company, certain Subsidiaries of Company and U.S. Bank National Association, as trustee, and Computershare Trust Company of Canada, as Canadian trustee.

“2022 Notes” shall mean Company’s 5.500% Senior Notes due 2022 issued pursuant to the Indenture, dated as of July 26, 2013, among Company, Subsidiaries of Company, U.S. Bank National Association, as trustee, and Computershare Trust Company of Canada, as Canadian trustee.

“Acquiror Contract” shall mean, whether or not set forth in the Acquiror Disclosure Schedule, each Contract of the type described in Section 3.12(a).

“Acquiror Recent Balance Sheet” shall mean the unaudited consolidated balance sheet of Acquiror as of March 31, 2014 and the footnotes thereto set forth in Acquiror’s Quarter Report on Form 10-Q for the three months ended March 31, 2014.

“Affiliates” shall mean, as to any Person, any other Person that, directly or indirectly, controls, or is controlled by, or is under common control with, such Person. As used in this definition, “control” (including, with its correlative meanings, “controlled by” and “under common control with”) shall mean the possession, directly or indirectly, of the powers to direct or cause the direction of management or policies of a Person, through the ownership of securities or partnership or other ownership interests, by contract or otherwise.

“Amalco” shall have the meaning set forth in the Plan of Arrangement.

“Business Day” shall mean any day on which banks are not required or authorized to close in the State of Colorado, U.S.A., and the Province of British Columbia, Canada.

“Canadian Securities Authorities” shall mean the applicable securities commissions and other securities regulatory authorities in each of the provinces and territories of Canada.

“Canadian Securities Laws” shall mean all applicable Canadian provincial and territorial securities Laws, as now in effect and as they may be promulgated or amended from time to time;

“Closing” means the Effective Time.

“Closing Date” means the Effective Date.

“Code” means the United States Internal Revenue Code of 1986, as amended.

“Company Contract” shall mean each of the following, whether or not set forth in the Company Disclosure Schedule: (a) each Contract of the type described in Section 2.16(a); and (b) each Contract that constitutes a Company Employee Benefit Plan.

“Company Recent Balance Sheet” shall mean the unaudited consolidated balance sheet of Company as of March 31, 2014 and the footnotes thereto set forth in Company’s Quarter Report on Form 10-Q for the three months ended March 31, 2014.

“Company RSU and Option Awards” shall mean the Company RSUs and Company Stock Options, collectively.

“Consideration” shall mean such number of Acquiror Common Stock to be received by a holder of Company Common Shares pursuant to the Plan of Arrangement as consideration for each Company Common Share, in accordance with the Share Exchange Ratio.

“Contract” shall mean any written or oral agreement, contract, loan or credit agreement, employment or severance agreement, note, mortgage, bond, indenture, lease, benefit plan, permit, franchise, license or other instrument, understanding or arrangement.

“Continuance Requisite Shareholder Vote” shall mean the requisite approval for the Company Continuance, which consists of at least two-thirds of the votes cast on the Continuance Resolution by those holders of Company Common Shares present in person or represented by proxy at the Company Meeting, each Company Common Share entitling the holder thereof to one vote on the Continuance Resolution.

“Derivative” means a derivative transaction within the coverage of Statement of Financial Accounting Standard No. 133, as issued by the Financial Accounting Standards Board, including any swap transaction, option, hedge, warrant, forward purchase or sale transaction, futures transaction, cap transaction, floor transaction or collar transaction relating to one or more currencies, commodities, bonds, equity securities, loans, interest rates, credit-related events or conditions or any indexes, or any other similar transaction (including any option with respect to any of these transactions) or combination of any of these transactions, including collateralized mortgage obligations or other similar instruments or any debt or equity instruments evidencing or embedding any such types of transactions, and any related credit support, collateral, transportation or other similar arrangements related to such transaction.

“Dissent Rights” shall mean the rights of dissent in favor of the holders of Company Common Shares in respect of (i) the Company Continuance as required by the YBCA and (ii) the Arrangement as described in Section 4.1 of the Plan of Arrangement.

“Effective Date” shall have the meaning set forth in the Plan of Arrangement.

“Effective Time” shall have the meaning set forth in the Plan of Arrangement.

“Employee Benefit Plans” shall mean all “employee benefit plans,” as defined in Section 3(3) of ERISA (whether or not subject to ERISA), and all other employee benefit or compensation Contracts, arrangements, perquisite programs or payroll practices that are maintained by a Person or any ERISA Affiliate or to which such Person or any ERISA Affiliate is obligated to contribute, for current or former employees or directors (or dependents or beneficiaries thereof) of such Person or any ERISA Affiliate or any predecessor of any of the foregoing.

“Equity Interests” shall mean (a) any partnership interests, (b) any membership interests or units, (c) any shares of capital stock, (d) any other interest or participation that confers on a Person the right to receive a share of the profits and losses of, or distribution of assets of, the issuing entity, (e) any subscriptions, calls, warrants, options, or commitments of any kind or character relating to, or entitling any Person to purchase or otherwise acquire membership interests or units, capital stock, or any other equity securities, (f) any securities convertible into or exercisable or exchangeable for partnership interests, membership interests or units, capital stock, or any other equity securities or (g) any other interest classified as an equity security of a Person.

“ERISA” shall mean the Employee Retirement Income Security Act of 1974, as amended.

“ERISA Affiliate” shall mean any entity that is a member of a controlled group of corporations (as defined in Section 414(b) of the Code) of which a Person is a member, an unincorporated trade or business under common control with such Person (as determined under Section 414(c) of the Code), or a member of an “affiliated service group” (within the meaning of Section 414(m) of the Code) of which such Person is a member.

“Exchange Act” shall mean the United States Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

“Final Order” shall mean the final order of the Court pursuant to Section 291 of the BCBCA in a form reasonably acceptable to Company and Acquiror, approving the Arrangement as such order may be amended by the Court (with the consent of both Company and Acquiror, which consent shall not be unreasonably withheld, conditioned or delayed) at any time prior to the Effective Time or, if appealed, then, unless such appeal is withdrawn or denied, as affirmed or as amended (provided that any such amendment is reasonably acceptable to both Company and Acquiror on appeal.

“General Developments” shall mean (a) any developments or occurrences relating to or affecting domestic or foreign economic or political conditions in general or the securities, commodities or financial markets in general (including any change in the market price of oil, gas or raw materials), (b) any commencement, continuation or escalation of any act of terrorism or war (whether declared or undeclared), (c) any natural disasters, (d) any developments or occurrences relating to or affecting the industries in which Company or Acquiror (as applicable) or any of its Subsidiaries operates or (e) any changes in or interpretations of any applicable Law or generally accepted accounting practices occurring after the date of this Agreement, but excluding, in each of the cases described in clauses (a)-(e) above, any effect to the extent arising from any change, effect, condition, factor or circumstance that has, or is reasonably likely to have, a materially disproportionately impact on the business, results of operations, prospects, properties, condition (financial or otherwise), assets or liabilities of Company or Acquiror (as applicable) or any of its Subsidiaries relative to similarly situated companies principally engaged in the industries in which Company or Acquiror (as applicable) or any of its Subsidiaries conducts its business.

“Governmental Entity” shall mean any supranational, national, provincial, state, local or foreign government, any instrumentality, subdivision, court, administrative agency or commission or other authority thereof, or any quasi-governmental or private body exercising any regulatory, judicial, administrative, taxing, importing or other governmental or quasi-governmental authority.

“Hazardous Substance” shall mean (a) any petroleum, hazardous or toxic petroleum-derived substance or petroleum product, flammable or explosive material, radioactive materials, asbestos in any form, urea formaldehyde foam insulation, foundry sand or polychlorinated biphenyls (PCBs); (b) any chemical or other material or substance that is regulated, classified or defined as or included in the definition of “hazardous substance,” “hazardous waste,” “hazardous material,” “extremely hazardous substance,” “restricted hazardous waste,” “toxic substance,” “toxic pollutant,” “pollutant” or “contaminant” under any Environmental Law, or any similar denomination intended to classify substance by reason of potential for adverse impact, toxicity, carcinogenicity, ignitability, corrosivity or reactivity under any Environmental Law; or (c) any other chemical or other material, waste or substance, exposure to which is prohibited, limited or regulated by or under any Environmental Law.

“Hydrocarbons” means crude oil, natural gas, condensate, drip gas and natural gas liquids (including coalbed gas) and other liquids or gaseous hydrocarbons or other substances (including minerals) produced or associated therewith.

“Intellectual Property Rights” shall mean rights in the following: (a) all trademark rights, business identifiers, trade dress, service marks, trade names and brand names; (b) all copyrights and all other rights associated therewith and the underlying works of authorship; (c) all patents and all proprietary rights associated therewith; (d) all inventions, mask works and mask work registrations, know how, discoveries, improvements, designs, computer source codes, programs and other software (including all machine readable code, printed listings of code, documentation and related property and information), trade secrets, websites, domain names, shop and royalty rights and all other types of intellectual property; and (e) all registrations of any of the foregoing and all applications therefor.

“Interim Order” shall mean the interim order of the Court made pursuant to the BCBCA in a form reasonably acceptable to Company and Acquiror, providing for, among other things, the calling and holding of the Company Meeting, as the same may be amended by the Court with the consent of Company and Acquiror, which consent shall not be unreasonably withheld, conditioned or delayed.

“Law” shall mean any supernational, national, provincial, regional, state, local or foreign statute, law (including common law), ordinance, rule, regulation, code, order, judgment, injunction, writ, decree, governmental guideline, interpretation having force of law or bylaws, in each case of a Governmental Entity.

“Liens” shall mean mortgages, liens (statutory or otherwise), security interests, easements, encroachments, rights-of-way, rights of refusal or encumbrances of any nature whatsoever.

“Material Adverse Effect” shall mean any change, effect, condition, factor or circumstance that is or is reasonably likely to (a) be materially adverse to the business, results of operations, prospects, properties, condition (financial or otherwise), assets or liabilities of Company or Acquiror, as applicable, and its Subsidiaries taken as a whole or (b) materially impede Company or Acquiror (as applicable) from consummating the transactions contemplated hereby. Notwithstanding the foregoing, (i) General Developments, Transaction Developments, any failure by the Company or Acquiror to meet any financial projections, forecasts or estimates of revenues, earnings or other financial metrics for any period (it being understood that the facts and circumstances that may have given rise to such failure that are not otherwise excluded from the definition of a Material Adverse Effect may be taken into account in determining whether there has been a Material Adverse Effect), any change in the trading price or trading volume of the Parties’ securities and any change to the Parties’ credit ratings shall not be deemed, either alone or in combination, to constitute a Material Adverse Effect and (ii) no change, effect, condition, factor or circumstance arising from any of the foregoing shall be taken into account in determining whether there has been a Material Adverse Effect.

“Merger” shall mean the transactions described in Subsections 3.2(a) through 3.2(g) of the Plan of Arrangement.

“Multiemployer Plan” shall mean a “multiemployer plan,” as defined in Section 4001(a)(3) of ERISA.

“Oil and Gas Contracts” means any of the following Contracts to which the applicable Person or any of its Subsidiaries is a party (other than, in each case, an Oil and Gas Lease): all farm-in and farm-out agreements, areas of mutual interest agreements, joint venture agreements, development agreements, production sharing agreements, operating agreements, unitization, pooling and communitization agreements, declarations and orders, divisions orders, transfer orders, royalty deeds, oil and gas sales agreements, exchange agreements, gathering and processing Contracts and agreements, drilling, service and supply Contracts, geophysical and geological Contracts, land broker, title attorney and abstractor Contracts and all other Contracts relating to Hydrocarbons or revenues therefrom and claims and rights thereto, and, in each case, interests thereunder.

“Oil and Gas Interests” means (a) direct and indirect interests in and rights with respect to Hydrocarbons and related properties and assets of any kind and nature, direct or indirect, including working and leasehold interests and operating rights and royalties, overriding royalties, production payments, net profit interests, carried interests, and other non-working interests and non-operating interests; (b) Hydrocarbons or revenues therefrom; (c) all Oil and Gas Leases and the leasehold estates created thereby and the lands covered by the Oil and Gas Leases or included in units with which the Oil and Gas Leases may have been pooled or united; (d) all Oil and Gas Contracts; (e) surface interests, fee interests, reversionary interests, reservations and concessions; (f) all easements, surface use agreements, rights of way, licenses and permits, in each case, in connection with Oil and Gas Leases, the drilling of Wells or the production, gathering, processing, storage, disposition, transportation or sale of Hydrocarbons, (g) all rights and interests in, under or derived from unitization and pooling agreements in effect with respect to clauses (a) and (c) above and the units created thereby which accrue or are attributable to the interests of the holder thereof; (h) all interests in machinery equipment (including Wells, well equipment and machinery), oil and gas production, gathering, transmission, treating, processing and storage facilities (including tanks, tank batteries, pipelines, flow lines, gathering Systems and metering equipment), pumps, water plants, electric plants, gasoline and gas platforms, processing plants, separation plants, refineries, testing and monitoring equipment, in each case, in connection with Oil and Gas Leases, the drilling of Wells or the production, gathering, processing, storage, disposition, transportation or sale of Hydrocarbons, and (i) all other interests of any kind or character associated with, appurtenant to, or necessary for the operation of any of the foregoing.

“Oil and Gas Leases” means all leases, subleases, licenses or other occupancy or similar agreements under which Company or any of its Subsidiaries, or Acquiror and any of its Subsidiaries, as applicable, leases, subleases or licenses or otherwise acquires or obtains operating rights in and to Hydrocarbons or any other real property which is material to such Party’s business.

“Order” shall mean any order, writ, injunction, judgment, plan or decree of any Governmental Entity.

“Party” or “Parties” shall mean Acquiror and Acquiror Canadian Sub as one “Party,” and/or Company, as the case may be.

“Permitted Lien” means (a) any Lien for Taxes or governmental assessments, charges or claims of payment not yet delinquent, being contested in good faith or for which adequate accruals, provisions or reserves (based on good faith estimates of management) have been set aside for the payment thereof, (b) vendors’, mechanics’, materialmens’, carriers’, workers’, landlords’, repairmen’s, warehousemen’s, construction and other similar Liens arising or incurred in the ordinary course of business or with respect to liabilities that are not yet due and payable or, if due, are not delinquent or are being contested in good faith or for which adequate accruals or reserves (based on good faith estimates of management) have been set aside for the payment thereof, (c) Liens imposed or promulgated by applicable Law or any Governmental Entity with respect to real property, including zoning, building or similar restrictions, (d) pledges or deposits in connection with workers’ compensation, unemployment insurance, and other social security legislation, (e) Liens relating to intercompany borrowings among Company and its wholly owned Subsidiaries, (f) Liens that are disclosed on the Company Recent Balance Sheet or Acquiror Recent Balance Sheet, as applicable, or the notes thereto or securing liabilities reflected on such balance sheet, (g) Liens arising under or pursuant to the organizational documents of Company or any of its Subsidiaries, or (h) other Liens that do not, individually or in the aggregate, materially impair the present use of the property encumbered thereby.

“Person” shall mean an individual, a corporation, a partnership, a limited liability company, an unlimited liability company, an association, a trust or any other entity or organization, including a Governmental Entity.

“Production Burden” means all royalty interests, overriding royalty interests, production payments, net profit interests or other similar interests that constitute a burden on, and are measured by or are payable out of, the production of Hydrocarbons or the proceeds realized from the sale or other disposition thereof (including any amounts payable to publicly traded royalty trusts), other than Taxes and assessments of Governmental Entities.

“Proxy Statement / Circular” shall mean a joint proxy statement on Schedule 14A and circular relating to (a) the notice of the Acquiror Meeting, including all schedules, appendices and exhibits thereto, to be sent, among other others, to the shareholders of Acquiror in connection with the Acquiror Meeting and (b) the notice of the Company Meeting and accompanying management proxy circular, including all schedules, appendices and exhibits thereto, to be sent, among other others, to the shareholders of Company, holders of Company Stock Options, Company RSUs and Company Restricted Stock Awards in connection with the Company Meeting, as amended, supplemented or otherwise modified from time to time.

“Regulatory Law” shall mean any Law that is designed or intended to prohibit, restrict or regulate (a) foreign investment (including the Investment Canada Act) or (b) actions having the purpose or effect of monopolization or restraint of trade or lessening of competition (including the United States Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, the Competition Act (Canada) as amended and similar Laws).

“Securities Authorities” shall mean the Canadian Securities Authorities and the SEC.

“Share Encumbrances” shall mean any (a) Lien, (b) shareholders’ agreement, voting trust, proxy, power of attorney or similar instrument, (c) right or privilege capable of becoming a shareholders’ agreement, voting trust, proxy, power of attorney or other instrument affecting the Equity Interests and (d) restriction affecting the ability of any holder of the Equity Interests to exercise all ownership rights thereto.

“Share Exchange Ratio” shall mean 0.177 of a share of Acquiror Common Stock per Company Common Share.

“Subsidiaries” of any Person shall mean any corporation or other form of legal entity (a) an amount of the outstanding voting securities of which is sufficient to elect at least a majority of its board of directors or other governing body (or, if there are not such voting securities, 50% or more of the equity interests of which) is owned or controlled, directly or indirectly, by such Person or by one or more of its Subsidiaries or (b) with respect to which such Person or one or more of its Subsidiaries is the general partner or the managing member or has similar authority.

“Taxes” shall mean supranational, national, state, provincial, municipal, local or foreign taxes, charges, fees, levies, or other assessments, including all net income, gross income, sales and use, goods and services, ad valorem, transfer, gains, profits, excise, franchise, real and personal property, gross receipts, single business, unincorporated business, value added, capital stock, capital production, business and occupation, disability, FICA, employment, governmental plan premiums and contributions, payroll, license, estimated, stamp, custom duties, environmental, severance or withholding taxes, or any other tax, governmental fee or other like assessment or charge of any kind whatsoever, imposed by any Governmental Entity, including any interest, fines and penalties (civil or criminal) on or additions to any such taxes, whether disputed or not, and shall include any transferee liability in respect of taxes, any liability in respect of taxes imposed by contract, tax sharing agreement, tax indemnity agreement or any similar agreement.

“Tax Return” shall mean a return, report, election, designation, estimate, claim for refund or other information, form or statement required to be prepared, filed or supplied in accordance with applicable Laws in connection with, any Taxes, including, where permitted or required, combined or consolidated returns for a group of entities and including any amendment thereof, including any schedule or attachment thereto.

“Transaction Developments” shall mean (a) any acts or omissions of Company or Acquiror (as applicable) or any of its Subsidiaries prior to the Closing Date specifically contemplated by this Agreement, (b) the execution, delivery and performance of this Agreement, and/or (c) any acts or omissions taken at the request, or with the approval, of Company or Acquiror (as applicable).

“U.S. Securities Act” shall mean the United States Securities Act of 1933, as amended, and the rules and regulations thereunder.

“U.S. Securities Laws” shall mean all applicable United States federal and state securities Laws and the rules and regulations and published policies under or relating to the foregoing securities Laws and applicable stock exchange rules and listing standards of the New York Stock Exchange.

“Units” means all pooled, communitized or unitized acreage that includes all or a part of any Oil and Gas Lease.

“Wells” means all oil and/or gas wells, whether producing, operating, shut-in or temporarily abandoned, located on an Oil and Gas Leases or Unit or otherwise associated with an Oil and Gas Interest of the applicable Person or any of its Subsidiaries, together with all oil, gas and mineral production from such well.

[The next page is the signature page.]

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Arrangement Agreement as of the day and year first written above.

WHITING PETROLEUM CORPORATION

By:	/s/ James J. Volker

Name:	James J. Volker
Title:	Chairman, President and Chief Executive Officer

1007695 B.C. LTD.

By:	/s/ James J. Volker

Name:	James J. Volker
Title:	Chairman, President and Chief Executive Officer

KODIAK OIL & GAS CORP.

By:	/s/ Lynn A. Peterson

Name:	Lynn A. Peterson
Title:	President and Chief Executive Officer

[Signature Page to Arrangement Agreement]

ANNEX D

PLAN OF ARRANGEMENT

UNDER SECTION 288 OF THE

BUSINESS CORPORATIONS ACT (BRITISH COLUMBIA)

ARTICLE 1

DEFINITIONS AND INTERPRETATION

1.1	Definitions

In this Plan of Arrangement, unless the context otherwise requires, capitalized terms used but not defined shall have the meanings ascribed to them below:

“Acquiror” means Whiting Petroleum Corporation, a corporation organized and existing under the laws of the State of Delaware, U.S.A.;

“Acquiror Canadian Sub” means 1007695 B.C. Ltd., a company incorporated under the British Columbia Business Corporations Act that is a direct or indirect wholly-owned subsidiary of Acquiror;

“Acquiror Shares” means the shares of the Common Stock of Acquiror, $0.001 par value per share;

“Affected Person” has the meaning ascribed thereto in Section 5.4 of this Plan of Arrangement;

“Amalco” has the meaning ascribed thereto in Subsection 3.2(g) of this Plan of Arrangement;

“Amalgamation” means the amalgamation of Company and Acquiror Canadian Sub, as contemplated under Subsection 3.2(g) of this Plan of Arrangement;

“Amalgamation Application” means the amalgamation application of Company and Acquiror Canadian Sub to be filed in accordance with the terms of the BCBCA after the Final Order is made, which shall be in form and content satisfactory to Company and Acquiror, each acting reasonably;

“Arrangement” means the arrangement of Company and Acquiror Canadian Sub pursuant to Section 288 of the BCBCA on the terms and subject to the conditions set out in this Plan of Arrangement, subject to any amendments or variations thereto made in accordance with Section 1.6 of the Arrangement Agreement or this Plan of Arrangement or made at the direction of the Court in the Final Order (provided, however, that any such amendment or variation is acceptable to both Company and Acquiror, each acting reasonably);

“Arrangement Agreement” means the arrangement agreement dated as of July 13, 2014 among Acquiror, Acquiror Canadian Sub and Company, as further amended, amended and restated or supplemented prior to the Effective Date;

“Arrangement Resolution” means the special resolution of the Company Shareholders, voting separately as a class, and the Company Securityholders, voting together as a class, approving the Plan of Arrangement which is to be considered at the Meeting;

“Assumed Company Award” shall have the meaning ascribed thereto in Subsection 3.2(e);

“BCBCA” means the Business Corporations Act (British Columbia), as may be amended from time to time, including the regulations promulgated thereunder;

“Broker” shall have the meaning ascribed thereto in Subsection 5.4(a);

“Business Day” means any day on which banks are not required or authorized to close in the State of Colorado, USA, and in British Columbia, Canada;

“Code” means the United States Internal Revenue Code of 1986, as amended;

“Company” means Kodiak Oil & Gas Corp., a corporation continued and existing under the BCBCA;

“Company Common Shares” means the shares of Common Stock, no par value per share, of the Company;

“Company Compensatory Awards” means Company Stock Options, Company RSUs and Company Restricted Stock Awards;

“Company Incentive Plan” means Company’s 2007 Stock Incentive Plan, as amended from time to time;

“Company Option Holders” means holders of Company Stock Options;

“Company Restricted Stock Awards” means the outstanding awards of restricted stock issued under the Company Incentive Plan relating to the Company Common Shares;

“Company Restricted Stock Award Holders” means holders of Company Restricted Stock Awards;

“Company RSUs” means the outstanding restricted stock units issued under the Company Incentive Plan that is measured in relation to, or settleable in, Company Common Shares;

“Company RSU Holders” means holders of Company RSUs;

“Company Securityholders” means, collectively, Company Shareholders, Company RSU Holders, Company Option Holders and Company Restricted Stock Award Holders.

“Company Shareholders” means the holders of Company Common Shares;

“Company Stock Options” means the outstanding options to purchase Company Common Shares granted under the Company Incentive Plan;

“Company Sub” means Kodiak Oil & Gas (USA) Inc., a corporation organized and existing under the laws of the State of Colorado, U.S.A. that is a direct wholly-owned subsidiary of Company;

“Consideration” means such number of Acquiror Shares to be received by the Company Shareholders pursuant to this Plan of Arrangement as consideration for each Company Common Share, in accordance with the Share Exchange Ratio;

“Court” means the Supreme Court of British Columbia;

“Depositary” means any trust company, bank or other financial institution agreed to in writing by Company and Acquiror for the purpose of, among other things, exchanging certificates representing Company Common Shares for the Consideration in connection with the Arrangement;

“Dissent Right” shall have the meaning ascribed thereto in Subsection 4.1(a);

“Dissenting Shareholder” means a registered holder of Company Common Shares who dissents in respect of the Arrangement in strict compliance with the Dissent Rights and who is ultimately entitled to be paid fair value for their Company Common Shares;

“Dissenting Shares” means Company Common Shares held by a Dissenting Shareholder who has demanded and perfected Dissent Rights in respect of the Company Common Shares in accordance with the Interim Order and who, as of the Effective Time, has not effectively withdrawn or lost such Dissent Rights;

“Effective Date” means the date that Company and Acquiror agree in writing will be the date upon which the Arrangement becomes effective or, in the absence of such agreement, three Business Days following the satisfaction or waiver of all conditions set out in Article 5 of the Arrangement Agreement (excluding conditions that, by their terms, cannot be satisfied until the Effective Date, but subject to the satisfaction or, where not prohibited, waiver of those conditions as of the Effective Date by the applicable party for whose benefit such conditions exist);

“Effective Time” means 12:01 a.m. on the Effective Date, or such other time as the Company and Acquiror agree in writing;

“Final Order” means the final order of the Court pursuant to the BCBCA, in a form acceptable to Company and Acquiror, approving the Arrangement as such order may be amended by the Court (with the consent of both Company and Acquiror, which consent shall not be unreasonably withheld, conditioned or delayed) at any time prior to the Effective Date or, if appealed, then, unless such appeal is withdrawn or denied, as affirmed or as amended (provided that any such amendment is reasonably acceptable to both Company and Acquiror) on appeal;

“final proscription date” shall have the meaning ascribed thereto in Section 5.5;

“Interim Order” means the interim order of the Court made pursuant to the BCBCA, in a form reasonably acceptable to Company and Acquiror, providing for, among other things, the calling and holding of the Meeting, as the same may be amended by the Court with the consent of Company and Acquiror, which consent shall not be unreasonably withheld, conditioned or delayed;

“Letter of Transmittal” means the letter of transmittal to be forwarded by Company to Company Securityholders together with the management information circular or such other equivalent form of letter of transmittal acceptable to Acquiror acting reasonably;

“Liens” means any liens, mortgages, pledges, assignments, hypothecs, charges, security interests, encumbrances and adverse rights or claims, other third party interest or encumbrance of any kind, whether contingent or absolute, and any agreement, option, right or privilege (whether by law, contract or otherwise) capable of becoming any of the foregoing;

“Meeting” means the special meeting of Company Securityholders, including any adjournment or postponement thereof, to be called and held in accordance with the Interim Order to consider the Arrangement Resolution;

“Parties” means Company, Acquiror, Acquiror Canadian Sub and Amalco, and “Party” means any of them;

“Registrar” means Registrar of Companies appointed under Section 400 of the BCBCA;

“Share Exchange Ratio” means 0.177 Acquiror Shares per Company Common Share;

“Tax Act” means the Income Tax Act (Canada) and the regulations made thereunder, as now in effect and as they may be promulgated or amended from time to time; and

“Withholding Obligation” shall have the meaning ascribed thereto in Section 5.4;

In addition, words and phrases used herein and defined in the BCBCA and not otherwise defined herein shall have the same meaning herein as in the BCBCA unless the context otherwise requires.

1.2	Interpretation Not Affected by Headings

For the purposes of this Plan of Arrangement, except as otherwise expressly provided:

(a)	“this Plan of Arrangement” means this Plan of Arrangement, including the recitals and Appendices hereto, and not any particular Article, Section, Subsection or other subdivision, recital or Appendix hereof, and includes any agreement, document or instrument entered into, made or delivered pursuant to the terms hereof, as the same may, from time to time, be supplemented or amended and in effect;

(b)	the words “hereof”, “herein”, “hereto” and “hereunder” and other word of similar import refer to this Plan of Arrangement as a whole and not to any particular Article, Section, Subsection, or other subdivision or recital hereof;

(c)	all references in this Plan of Arrangement to a designated “Article”, “Section”, “Subsection” or other subdivision or recital hereof are references to the designated Article, Section, Subsections or other subdivision or recital to, this Plan of Arrangement;

(d)	the division of this Plan of Arrangement into Article, Sections, Subsections and other subdivisions, recitals or Appendix, the inclusion of a table of contents and the insertion of headings and captions are for convenience of reference only and are not intended to interpret, define or limit the scope, extent or intent of this Plan of Arrangement or any provision hereof;

(e)	a reference to a statute in this Plan of Arrangement includes all regulations, rules, policies or instruments made thereunder, all amendments to the statute, regulations, rules, policies or instruments in force from time to time, and any statutes, regulations, rules, policies or instruments that supplement or supersede such statute, regulations, rules, policies or instruments;

(f)	the word “or” is not exclusive;

(g)	the word “including” is not limiting, whether or not non-limiting language (such as “without limitation” or “but not limited to” or words of similar import) is used with reference thereto; and

(h)	all references to “approval”, “authorization” or “consent” in this Plan of Arrangement means written approval, authorization or consent.

1.3	Number, Gender and Persons

In this Plan of Arrangement, unless the context otherwise requires, words importing the singular shall include the plural and vice versa, words importing the use of either gender shall include both genders and neuter and the word person and words importing persons shall include a natural person, firm, trust, partnership, association, corporation, unlimited liability corporation, joint venture or government (including any governmental agency, political subdivision or instrumentality thereof) and any other entity or group of persons of any kind or nature whatsoever.

1.4	Date for any Action

If the date on which any action is required to be taken hereunder is not a Business Day, such action shall be required to be taken on the next succeeding day which is a Business Day.

1.5	Currency

Unless otherwise stated, all references in this Plan of Arrangement to sums of money are expressed in lawful money of the United States and “$” refers to United States dollars.

1.6	Time

Time shall be of the essence in every matter or action contemplated hereunder. All times expressed herein are local time in British Columbia, Canada unless otherwise stipulated herein.

ARTICLE 2

ARRANGEMENT AGREEMENT

2.1	Arrangement Agreement

This Plan of Arrangement is made pursuant to, and is subject to the provisions of, the Arrangement Agreement, except in respect of the sequence of the steps comprising the Arrangement, which shall occur in the order set forth herein.

ARTICLE 3

THE ARRANGEMENT

Plan of Arrangement

3.1	This Plan of Arrangement shall become effective at, and be binding at and after, the Effective Time on:

(a)	Company and Amalco;

(b)	Acquiror and Acquiror Canadian Sub;

(c)	all registered and beneficial holders of Company Common Shares, including Dissenting Shareholders;

(d)	all registered and beneficial holders of Company Compensatory Awards; and

(e)	all other persons served with notice of the final application to approve the Plan of Arrangement.

3.2	On the Effective Date, commencing at the Effective Time, the following events or transactions shall occur and be deemed to occur sequentially, in the following order, without any further act or formality required on the part of any person, except as expressly provided herein:

(a)	concurrently with Subsection 3.2(b) below, Acquiror shall subscribe for a number of common shares of Acquiror Canadian Sub with an aggregate fair market value equal to the amount to be paid in cash by Acquiror to Acquiror Canadian Sub in consideration therefor which amount shall be equal to the amount to be paid by Acquiror Canadian Sub to the Dissenting Shareholders for their Dissenting Shares pursuant to Subsection 4.1(a)(i) of this Plan of Arrangement;

(b)	each Dissenting Share held by a Dissenting Shareholder in respect of which the Company Shareholder has validly exercised his, her or its Dissent Right shall be deemed to be transferred by such Dissenting Shareholder to Acquiror Canadian Sub (free and clear of any Liens of any nature whatsoever) in accordance with Article 4 hereof, and such Dissenting Shareholder shall cease to be a holder of such Dissenting Share and his, her or its name shall be removed from the central securities register of the Company as a holder of a Dissenting Share. Such Dissenting Shareholder shall be deemed to have executed and delivered all consents, releases, assignments and waivers, statutory or otherwise, required to transfer such Dissenting Shares to Acquiror Canadian Sub in accordance with this Subsection 3.2(b). Acquiror Canadian Sub shall be the holder of all of the Dissenting Shares transferred in accordance with this Subsection 3.2(b) and the central securities register of the Company shall be revised accordingly;

(c)	concurrently with Subsection 3.2(d) below and in consideration for the Consideration issued and delivered to the Company Shareholders by Acquiror on behalf and for the benefit of Acquiror Canadian Sub in Subsection 3.2(d) below, Acquiror Canadian Sub shall issue to Acquiror a number of common shares of Acquiror Canadian Sub with an aggregate fair market value equal to the fair market value of such Consideration issued to the Company Shareholders in Subsection 3.2(d) below;

(d)

one minute after Subsections 3.2(a) and 3.2(b) above, Acquiror Canadian Sub shall purchase all of the issued and outstanding Company Common Shares for the Consideration and each Company Common Share (other than any Company Common Shares held by Acquiror, Acquiror Canadian Sub and any Dissenting Shareholder) shall be deemed to be transferred to Acquiror Canadian Sub (free and clear of any Liens of any nature whatsoever) in exchange for the Consideration to be issued directly by Acquiror to Company Shareholders on behalf and for the benefit of Acquiror Canadian Sub, and such Company Shareholders shall cease to be holders of Company Common Shares and their names shall be removed from the central securities register of the Company as holders of Company Common Shares. Such Company Shareholder shall be deemed to have executed and delivered all consents, releases, assignments and waivers, statutory or otherwise, required to transfer such Company Common Shares to Acquiror Canadian Sub in accordance with this Subsection 3.2(d). Acquiror Canadian Sub shall be the holder of all of the Company Common Shares transferred in accordance with this Subsection 3.2(d) and the central securities register of the Company shall be revised accordingly;

(e)	one minute after Subsections 3.2(c) and 3.2(d) above, each Company Stock Option, Company RSU, Company Restricted Stock Award, which are outstanding immediately prior to the Effective Time, whether vested or unvested, shall be assumed by Acquiror and converted automatically into an option, restricted stock unit or restricted stock award, as the case may be, denominated in Acquiror Shares based on the Share Exchange Ratio and subject to the terms and conditions substantially identical to those in effect at the Effective Time (each such assumed Company Compensatory Award, an “Assumed Company Award”), except that (i) the number Acquiror Shares that will be subject to each such Assumed Company Award shall be determined by multiplying the number of Company Common Shares subject to such Assumed Company Award by the Share Exchange Ratio (rounded down to the nearest whole share) and (ii) if applicable, the exercise or purchase price per share of each such Assumed Company Award shall equal (A) the per share exercise or purchase price of each such Assumed Company Award divided by (B) the Share Exchange Ratio (rounded upwards to the nearest whole cent). At the Effective Time, Acquiror shall assume the Company Incentive Plan;

(f)	one minute after Subsection 3.2(e) above, the stated capital of all of the issued and outstanding Company Common Shares shall be reduced to $100 without any repayment of capital or distributions thereon;

(g)	one minute after Subsection 3.2(f) above, Acquiror Canadian Sub and Company shall be amalgamated (the “Amalgamation”) to form one corporate entity with the same effect as if they were amalgamated under Section 269 of the BCBCA, except that the separate legal existence of Company will not cease and Company will survive the Amalgamation (Company, as such surviving entity, “Amalco”) and, for the avoidance of doubt, the Amalgamation together with the transactions described in Subsections 3.2(a) through 3.2(f) are intended to qualify as a reorganization within the meaning of sections 368(a)(l)(A) and 368(a)(2)(E) of the Code for all United States federal income tax purposes, and (iii) the Amalgamation is intended to qualify as an amalgamation as defined in subsection 87(1) of the Tax Act; and

without limiting the generality of the foregoing,

(i)	at the time of the Amalgamation, the separate legal existence of Acquiror Canadian Sub shall cease without Acquiror Canadian Sub being liquidated or wound-up, and Company and Acquiror Canadian Sub shall continue as one company; and

(ii)	the Amalgamation shall otherwise be effected in such manner that by virtue or because of the Amalgamation (A) all of the property of Acquiror Canadian Sub and the Company immediately before the Amalgamation (except amounts receivable from either of them, and shares in the capital stock of either of them) shall become property of Amalco, (B) all of the liabilities of Acquiror Canadian Sub and the Company immediately before the Amalgamation (except amounts payable to either of them) shall become liabilities of Amalco, (C) each issued share of Acquiror Canadian Sub will be exchanged for one fully-paid and non-assessable Amalco common share which shall be issued by Amalco, (D) all of the Company Common Shares held by Acquiror Canadian Sub will be cancelled without any repayment of capital in respect thereof, and (E) the aggregate legal stated capital of the issued shares of Acquiror Canadian Sub immediately before the Amalgamation shall become the aggregate legal stated capital of the Amalco common shares;

(h)	with effect from the time of the Amalgamation but subject to Subsection 3.2(g):

(i)	Name. The name of Amalco shall be the name of Company;

(ii)	Registered Office. The registered office of Amalco shall be the registered office of Company;

(iii)	Share Provisions. Amalco shall be authorized to issue an unlimited number of common shares;

(iv)	Notice of Articles and Articles. The Notice of Articles and Articles of Amalco shall be substantially in the form of Company’s Notice of Articles and Articles following its continuation into British Columbia;

(v)	Effect of Amalgamation. The provisions of subsections 282(g), (h), (i), (j) and (k) of the BCBCA shall apply to the amalgamation with the result that:

(A)	Amalco will continue to own and hold all property of Company and will own and hold all property of Acquiror Canadian Sub, and shall continue to be liable for the obligations of Company and will be liable for the obligations of Acquiror Canadian Sub, including civil, criminal and quasi-criminal liabilities and all contracts, disabilities, options and debts of each of Company and Acquiror Canadian Sub;

(B)	all rights, contracts, permits and interests of Company or Acquiror Canadian Sub will continue as rights, contracts, permits and interests of Amalco and, for greater certainty, the Amalgamation will not constitute a transfer or assignment of the rights or obligations of either of Company or Acquiror Canadian Sub under any such rights, contracts, permits and interests;

(C)	any existing cause of action, claim or liability to prosecution is unaffected;

(D)	a civil, criminal or administrative action or proceeding pending by or against Company or Acquiror Canadian Sub may continue to be prosecuted by or against Amalco;

(E)	a conviction against, or ruling, order or judgment in favour of or against, Company or Acquiror Canadian Sub may be enforced by or against Amalco;

(vi)	Initial Annual Meeting. The first annual general meeting of Amalco will be held within 18 months from the Effective Date;

(vii)	Initial Directors and Officers.

(A)	Minimum and Maximum. The directors of Amalco shall, until otherwise changed in accordance with the BCBCA, consist of a minimum number of one director and a maximum number of ten directors;

(B)	Initial Directors. The first directors of Amalco following the Amalgamation shall be the individuals who were directors of Acquiror Canadian Sub immediately prior to the Effective Time;

(C)	Initial Officers. The initial officers of Amalco following the Amalgamation shall be the individuals who were officers of Acquiror Canadian Sub immediately prior to the Effective Time;

provided that none of the foregoing events or transactions shall occur or be deemed to occur unless all of the foregoing occur or is deemed to occur.

3.3	Post-Effective Time Procedures

(a)	Following the receipt of the Final Order and prior to the Effective Date, Acquiror shall deliver or arrange to be delivered to the Depositary the Consideration in certificated or book-entry form required to be issued to former Company Shareholders in accordance with the provisions of Subsections 3.2(d) and 4.1(a)(ii) hereof, as applicable, which Consideration shall be held by the Depositary as agent and nominee for such former Company Shareholders for delivery to such former Company Shareholders in accordance with the provisions of Article 5 hereof.

(b)	Subject to the provisions of Article 5 hereof, and upon return of a properly completed Letter of Transmittal by a registered former Company Shareholder together with certificates, or in the case of Company Common Shares in book-entry form, an “agent’s message”, representing Company Common Shares and such other documents as the Depositary may require, former Company Shareholders represented by such surrendered Company Common Shares shall be entitled to receive delivery of the Consideration in certificated or book-entry form to which they are entitled pursuant to Subsections 3.2(d) and 4.1(a)(ii) hereof, as applicable.

3.4	No Fractional Acquiror Securities

In no event shall any holder of Company Common Shares be entitled to a fractional securities of Acquiror. Where the aggregate number of securities of Acquiror to be issued to a Company Securityholder as consideration under this Arrangement would result in a fraction of securities of Acquiror being issuable, the number of securities of Acquiror to be received by such Company Securityholder shall be rounded down to the nearest whole Acquiror Share or other Acquiror securities, as the case may be.

ARTICLE 4

DISSENT RIGHTS

4.1	Rights of Dissent

(a)	Pursuant to the Interim Order, registered holders of Company Common Shares may exercise rights of dissent (“Dissent Rights”) under Section 238 of the BCBCA, as modified by this Article 4, the Interim Order and the Final Order, with respect to Company Common Shares in connection with the Arrangement, provided, however, that the written notice setting forth the objection of such registered Company Shareholders to the Arrangement and exercise of Dissent Rights, as contemplated by Section 242 of the BCBCA, must be received by Company not later than 5:00 p.m. on the Business Day that is five (5) Business Days before the Meeting or any date to which the Meeting may be postponed or adjourned and provided further that holders who exercise such Dissent Rights and who:

(i)	are ultimately entitled to be paid fair value for their Dissenting Shares, which fair value, notwithstanding anything to the contrary contained in the BCBCA, shall be determined as of the close of business on the day before the Effective Date, shall be deemed to have transferred their Dissenting Shares to Acquiror Canadian Sub in exchange for the right to be paid fair value for such Dissenting Shares, and Acquiror Canadian Sub shall thereupon be obligated to pay the amount therefore determined to be the fair value of such Dissenting Shares, provided that Company shall not make any payment with respect to, settle or offer to settle, or otherwise negotiate, any exercise of such Dissent Rights without the prior written consent of Acquiror; and

(ii)	are ultimately not entitled, for any reason, to be paid fair value for their Company Common Shares, shall be deemed to have participated in the Arrangement, as of the Effective Time, on the same basis as a non-dissenting holder of Company Common Shares and shall be entitled to receive only the Consideration contemplated in Subsection 3.2(d) hereof that such holder would have received pursuant to the Arrangement if such holder had not exercised Dissent Rights;

(b)	In no circumstances shall Company, Acquiror, Acquiror Canadian Sub, Amalco or any other person be required to recognize a person purporting to exercise Dissent Rights unless such person is a registered holder of those Dissenting Shares in respect of which such rights are sought to be exercised; and

(c)	For greater certainty, in no case shall Company, Acquiror, Acquiror Canadian Sub, Amalco or any other person be required to recognize Dissenting Shareholders as holders of Company Common Shares after the Effective Time, and the names of such Dissenting Shareholders shall be deleted from the central securities register of Company as of the Effective Time. In addition to any other restrictions under the Interim Order and Section 238 of the BCBCA, and for greater certainty, none of the following shall be entitled to exercise Dissent Rights: (i) holders of Company Compensatory Awards; and (ii) Company Shareholders who vote, or who have instructed a proxyholder to vote, in favour of the Arrangement Resolution.

ARTICLE 5

DELIVERY OF ACQUIROR SHARES

5.1	Delivery of Acquiror Shares

(a)	Upon surrender to the Depository for cancellation of a certificate, or in the case of Company Common Shares in book-entry form, an “agent’s message” evidencing the surrender of such shares, that immediately before the Effective Time represented one or more outstanding Company Common Shares that were transferred to Acquiror Canadian Sub in exchange for the Consideration in accordance with Subsections 3.2(d) and 4.1(a)(ii) hereof, as applicable, together with such other documents and instruments as would have been required to effect the transfer of the Company Common Shares under the BCBCA and the Articles of Company and such additional documents and instruments as the Depository may reasonably require, the holder of such surrendered Company Common Shares shall be entitled to receive in exchange therefor, and the Depository shall deliver to such holder following the Effective Time, the Consideration, in certificated or book-entry form, that such holder is entitled to receive in accordance with Subsections 3.2(d) and 4.1(a)(ii) hereof, as applicable.

(b)	After the Effective Time and until surrendered for cancellation as contemplated by Subsection 5.1(a) hereof, each Company Common Share shall be deemed at all times to represent only the right to receive in exchange therefor the Consideration that the holder is entitled to receive in accordance with Subsections 3.2(d) and 4.1(a)(ii) hereof, as applicable.

5.2	Lost Certificates

If any certificate, that immediately prior to the Effective Time represented one or more outstanding Company Common Shares that were transferred to Acquiror Canadian Sub in exchange for the Consideration in accordance with Section 3.1 hereof shall have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the holder claiming such certificate to be lost, stolen or destroyed, the Depositary shall deliver in exchange for such lost, stolen or destroyed certificate, the Consideration that such holder is entitled to receive in accordance with Subsection 3.2(d) hereof. When authorizing such delivery of Consideration that such holder is entitled to receive in exchange for such lost, stolen or destroyed certificate, the holder to whom such Consideration is to be delivered shall, as a condition precedent to the delivery of such Consideration, give a bond satisfactory to Acquiror and the Depositary in such amount as Acquiror and the Depositary may direct, or otherwise indemnify Acquiror and the Depositary in a manner satisfactory to Acquiror and the Depositary, against any claim that may be made against Acquiror or the Depositary with respect to the certificate alleged to have been lost, stolen or destroyed and shall otherwise take such actions as may be required by the articles of continuance and by-laws of Company.

5.3	Distributions with Respect to Unsurrendered Company Common Shares

No dividend or other distribution declared or made after the Effective Time with respect to Acquiror Shares with a record date after the Effective Time shall be delivered to any Company Shareholder unless and until the holder shall have complied with the provisions of Section 5.1 or Section 5.2 hereof. Subject to applicable law, at the time of such compliance, there shall, in addition to the delivery of Consideration to which such holder is thereby entitled, be delivered to such holder, without interest, the amount of the dividend or other distribution with a record date after the Effective Time theretofore paid with respect to such Acquiror Shares, net of any amount deducted or withheld therefrom in accordance with Section 5.4 hereof.

5.4	Withholding Rights

Acquiror, Acquiror Canadian Sub, Company, Amalco and the Depository shall be entitled to deduct and withhold from all distributions or payments otherwise payable to any former Company Shareholder, former holder of Company Compensatory Awards or other person (an “Affected Person”) such amounts as Acquiror, Acquiror Canadian Sub, Company, Amalco or the Depository is required or permitted to deduct and withhold with respect to such payment under the Tax Act, the Code or any provision of any applicable federal, provincial, state, local or foreign tax law or treaty, in each case, as amended (a “Withholding Obligations”). To the extent that amounts are so deducted or withheld, such deducted or withheld amounts shall be treated for all purposes hereof as having been paid to the Affected Person in respect of which such deduction and withholding was made, provided that such deducted or withheld amounts are actually remitted to the appropriate taxing authority. Acquiror, Acquiror Canadian Sub, Company, Amalco and the Depository shall also have the right to:

(a)	withhold and sell, on their own account or through a broker (the “Broker”), and on behalf of any Affected Person; or

(b)	require the Affected Person to irrevocably direct the sale through a Broker and irrevocably direct the Broker to pay the proceeds of such sale to Company, the Depositary, Acquiror Canadian Sub, Amalco or Acquiror as appropriate (and, in the absence of such irrevocable direction, the Affected Person shall be deemed to have provided such irrevocable direction);

such number of Acquiror Shares issued or issuable to such Affected Person pursuant to the Arrangement Agreement as is necessary to produce sale proceeds (after deducting commissions payable to the broker and other costs and expenses) sufficient to fund any Withholding Obligations. Any such sale of Acquiror Shares shall be effected on a public market and as soon as practicable following the Effective Date. None of Acquiror, Acquiror Canadian Sub, Company, Amalco, the Depository or the Broker will be liable for any loss arising out of any sale of such Acquiror Shares, including any loss relating to the manner or timing of such sales, the prices at which Acquiror Shares are sold or otherwise.

5.5	Limitation and Proscription

To the extent that a former Company Shareholder shall not have complied with the provisions of Section 5.1 or Section 5.2 hereof on or before the date that is six (6) years after the Effective Date (the “final proscription date”), then the Consideration that such former Company Shareholder was entitled to receive shall be automatically cancelled without any repayment of capital or other consideration in respect thereof and the Consideration to which such former Company Shareholder was entitled, shall be delivered to Acquiror by the Depositary and certificates representing Acquiror Shares forming the Consideration shall be cancelled by Acquiror, and the interest of the former Company Shareholder in such Acquiror Shares to which it was entitled shall be terminated as of such final proscription date for no consideration.

5.6	No Liens

Any exchange or transfer of securities pursuant to this Plan of Arrangement shall be free and clear of any Liens of any kind.

5.7	Paramountcy

From and after the Effective Time: (i) this Plan of Arrangement shall take precedence and priority over any and all Company Common Shares and Company Compensatory Award issued prior to the Effective Time or pursuant to this Plan of Arrangement; (ii) the rights and obligations of the registered holders of Company Common Shares and holders of Company Compensatory Award, and Company, Acquiror, Acquiror Canadian Sub, Amalco, the Depository and any transfer agent or other depositary in relation thereto, shall be solely as provided for in this Plan of Arrangement; and (iii) all actions, causes of action, claims or proceedings (actual or contingent and whether or not previously asserted) based on or in any way relating to any Company Common Shares or Company Compensatory Award shall be deemed to have been settled, compromised, released and determined without liability except as set forth herein.

ARTICLE 6

AMENDMENTS

6.1	Amendments to Plan of Arrangement

(a)	Acquiror and Company reserve the right to amend, modify or supplement this Plan of Arrangement at any time and from time to time, provided, however, that each such amendment, modification or supplement must be: (i) set out in writing; (ii) agreed to in writing by Acquiror and Company; (iii) filed with the Court and, if made following the Meeting, approved by the Court; and (iv) communicated to holders or former holders of Company securities if and as required by the Court.

(b)	Any amendment, modification or supplement to this Plan of Arrangement may be proposed by Company at any time prior to the Meeting; provided, however, that Acquiror shall have consented thereto in writing, with or without any other prior notice or communication, and, if so proposed and accepted by the persons voting at the Meeting (other than as may be required under the Interim Order), shall become part of this Plan of Arrangement for all purposes.

(c)	Any amendment, modification or supplement to this Plan of Arrangement that is approved by the Court following the Meeting shall be effective only if: (i) it is consented to in writing by each of Acquiror and Company; (ii) it is filed with the Court (other than amendments contemplated in Subsections 6.1(d) and 6.1(e), which shall not require such filing) and (iii) if required by the Court, it is consented to by holders of the Company Common Shares voting in the manner directed by the Court.

(d)	Any amendment, modification or supplement to this Plan of Arrangement may be made by Company and Acquiror without the approval of or communication to the Court or the Company Shareholders, provided that it concerns a matter which, in the reasonable opinion of Company and Acquiror is of an administrative or ministerial nature required to better give effect to the implementation of this Plan of arrangement and is not materially adverse to the financial or economic interests of any of the Company Shareholders.

(e)	Any amendment, modification or supplement to this Plan of Arrangement may be made by Company and Acquiror without the approval of or communication to the Court or the Company Shareholders to reflect any comments received by the United States Securities and Exchange Commission

(f)	This Plan of Arrangement may be withdrawn prior to the Effective Time in accordance with the terms of the Arrangement Agreement.

ARTICLE 7

FURTHER ASSURANCES

7.1	Further Assurances

Notwithstanding that the transactions and events set out herein shall occur and be deemed to occur in the order set out in this Plan of Arrangement without any further act or formality, each of the parties to the Arrangement Agreement shall make, do and execute, or cause to be made, done and executed, all such further acts, deeds, agreements, transfers, assurances, instruments or documents as may reasonably be required by any of them in order further to document or evidence any of the transactions or events set out therein.

ANNEX E

No.
VANCOUVER REGISTRY

IN THE SUPREME COURT OF BRITISH COLUMBIA

RE: KODIAK OIL & GAS CORP. and JAMES HENDERSON

AND IN THE MATTER OF A PROPOSED ARRANGEMENT PURSUANT TO SECTION 288 OF

THE BUSINESS CORPORATIONS ACT, S.B.C. 2002, c. 57

ORDER MADE AFTER APPLICATION

INTERIM ORDER

	)	)
	)	)
BEFORE	)	)	/ /2014
	)	)
	)	)

UPON THE APPLICATION of the Petitioners, Kodiak Oil & Gas Corp. (the “Company”) and James Henderson, coming on for hearing at Vancouver, British Columbia, on this date, for an Order under section 291 of the British Columbia Business Corporations Act, S.B.C. 2002, chapter 57 and amendments thereto (the “BC Act”) in connection with a proposed arrangement under section 288 of the BC Act (the “Arrangement”) involving the Company, the holders (the “Shareholders”) of voting common shares without par value of the Company (the “Company Common Shares”), the holders of options to acquire Company Common Shares (the “Company Stock Options”), the holders of restricted stock units (the “Company RSUs”), the holders of awards of restricted stock of the Company (the “Company Restricted Stock Awards”) (the holders of Company Stock Options, Company RSUs and Company Restricted Stock Awards collectively with the Shareholders, the “Securityholders”), and 1007695 B.C. Ltd. (the “Whiting Canadian Sub”), a wholly-owned subsidiary of Whiting Petroleum Corporation (“Whiting”);

AND UPON hearing Gordon G. Plottel, counsel for the Petitioners, and upon reading Affidavit #1 of James Henderson sworn                     , 2014;

AND UPON being advised that the Company currently exists under the Yukon Territory Business Corporations Act, RSY 2002, ch. 20 (the “Yukon Act”) and will continue into the Province of British Columbia under the provisions of the BC Act (the “Continuance”) prior to the Arrangement becoming effective;

AND UPON being advised that it is Whiting’s intention to rely upon section 3(a)(10) of the United States Securities Act of 1933 (the “1933 Act”) as a basis for an exemption from the registration requirements of the 1933 Act with respect to shares of common stock, options, restricted stock units and restricted stock awards of Whiting to be issued pursuant to the Arrangement, based on the Court’s approval of the Arrangement:

THIS COURT ORDERS that:

Special Meeting

1.	The Company shall be authorized and permitted to call, hold and conduct a special meeting (the “Meeting”) to be held at on , 2014, at (Vancouver time) or such later date as the

Company and Whiting may agree (the “Meeting Date”), at which the Shareholders as of the Record Date (defined below), voting as one class, and the Securityholders as of the Record Date, voting as another class, will be asked to, among other things, consider and, if deemed advisable, pass, with or without variation, a special resolution approving the Arrangement (the “Arrangement Resolution”), a copy of which is attached as Annex B to the joint proxy statement / circular of the Company and Whiting produced as Exhibit “ ” to the Affidavit #1 of James Henderson filed herein (the “Information Circular”).

2.	The Meeting shall be called, held and conducted in accordance with the Notice of Special General Meeting of Securityholders forming part of the Information Circular (the “Notice of Meeting”), the Yukon Act, the articles and by-laws of the Company in effect at the relevant time, such securities laws as may be applicable, any rulings made by the chair of the Meeting (the “Chair”) (provided such rulings are not contrary to the terms of this Order), and any further order of this Honourable Court.

3.	At the Meeting, the Company may also transact such other business as is contemplated by the Information Circular, including consideration by the Shareholders of a special resolution in respect of the Continuance of the Company from the jurisdiction of the Yukon Territory to the jurisdiction of the Province of British Columbia pursuant to Section 302 of the BC Act and Section 191 of the Yukon Act (the “Continuance Resolution”), or as otherwise may be properly brought before the Meeting.

4.	The only persons entitled to attend the Meeting shall be:

(a)	the Securityholders, or their respective proxy holders;

(b)	the officers, directors, auditors and advisors of the Company;

(c)	representatives and advisors of Whiting and Whiting Canadian Sub;

(d)	the scrutineer for the Meeting; and

(e)	any other persons who may receive the permission of the Chair to attend.

5.	The Company and Whiting are authorized to make such amendments, modifications or supplements to the proposed Arrangement set out in the Arrangement Agreement dated as of July 13, 2014 among Whiting, Whiting Canadian Sub and the Company (as the same may be amended, modified or supplemented in accordance with its terms, the “Arrangement Agreement”) and the Plan of Arrangement (the “Plan of Arrangement”) described in and attached to the Information Circular as they may together determine necessary or desirable, including as may be necessary to reflect any comments received by the United States Securities and Exchange Commission (the “SEC”) provided that such amendments, modifications or supplements are made in accordance with, and in the manner contemplated by, the Arrangement Agreement and the Plan of Arrangement, without any additional notice to Securityholders or further orders of this Court. The Arrangement, the Plan of Arrangement and the Arrangement Agreement as so amended, modified or supplemented shall be the Arrangement, the Plan of Arrangement and the Arrangement Agreement to be submitted to the Securityholders at the Meeting and shall be the subject of the Arrangement Resolution.

6.	Any amendments, modifications or supplements to the Arrangement that are, or are required by applicable law to be, communicated to the Securityholders and any other persons entitled to notice thereof, may be so communicated by press release, newspaper advertisement, pre-paid ordinary mail, or by the method most reasonably practicable in the circumstances as the Company may determine.

7.	The Company, if it deems advisable, is specifically authorized, subject to the terms of the Arrangement Agreement and any rights other parties to the Arrangement Agreement may have, to adjourn or postpone the Meeting on one or more occasions, without the necessity of first convening the Meeting or first obtaining any vote of the Securityholders respecting the adjournment or postponement, and notice of any such adjournment or postponement shall be given by such method as the Company may determine is appropriate in the circumstances, all without limiting the authority of the Chair in respect of adjournments and postponements.

Notice of Meeting

8.	The Company shall give notice of the Meeting, substantially in the form of the Notice of Meeting, subject to the Company’s ability to change the dates and other relevant information in the final form of the Notice of Meeting. The Notice of Meeting shall be mailed or delivered in accordance with paragraph 13 of this Order.

9.	The Company is hereby authorized to distribute the Information Circular, with such amendments, modifications or supplements thereto as the Company may determine to be necessary or desirable (provided that such amendments, modifications or supplements are not inconsistent with the terms of this Order and, in particular, do not constitute substantive revisions from the rights of dissent set out in paragraph 21 of this Order), and the Information Circular is hereby deemed to include in it the statement required by section 290(1)(a) of the BC Act, and the Company will not be required to send to the Securityholders any other or additional statement pursuant to section 290(1)(a) of the BC Act.

10.	The Information Circular shall be mailed or delivered in accordance with paragraph 13 of this Order. The Information Circular shall have the Notice of Hearing of Petition for Final Order, which is attached as Appendix “A” hereto (the “Notice of Hearing of Petition”), and this Order, attached as schedules thereto.

11.	The Company is authorized to use proxies at the Meeting, substantially in the forms accompanying the Information Circular, subject to the Company’s ability to insert dates and other relevant information in the final forms of proxy. The Company is authorized to solicit proxies, directly and through its officers, directors and employees, and through such agents or representatives as it may retain for that purpose, and by mail or such other forms of personal or electronic communication as it may determine. The Company may waive, in its discretion, the time limits for the deposit of proxies by the Securityholders if the Company deems it advisable to do so.

12.	The following documents shall be distributed by the Company, or its transfer agent on behalf of the Company, to the registered Securityholders of the Company, and to the directors of the Company:

(a)	the Notice of Meeting;

(b)	the Information Circular (together with this Interim Order and the Notice of Hearing of Petition attached as schedules thereto);

(c)	the forms of Proxy or voting instruction form; and

(d)	any other documents determined by the Company to be necessary or desirable (collectively the “Meeting Materials”);

in substantially the same form as such documents may be exhibited to Affidavit #1 of James Henderson, with such deletions, amendments or additions thereto as the Company determines to be necessary or desirable, including as may be necessary to reflect any comments received by the SEC, provided that such amendments, modifications or supplements are not inconsistent with the terms of this Order.

13.	The Meeting Materials shall be distributed by mailing by pre-paid ordinary mail or, alternatively, by delivery in person or by courier, not later than twenty-one (21) days prior to the Meeting Date, excluding the date of mailing and the Meeting Date. Distribution of the Meeting Materials to registered Securityholders shall be to their addresses as they appear on the books and records of the Company as of , or such later date as the Company and Whiting may agree (the “Record Date”). Distribution of the Meeting Materials to non-registered Securityholders of the Company shall be made by the Company complying with its obligations under National Instrument 54-101 – Communication with Beneficial Owners of Securities of a Reporting Issuer of the Canadian Securities Administrators.

14.

No other form of service of the Meeting Materials or any portion thereof need be made or notice given or other materials served in respect of this proceeding or the Meeting. Sending of the Meeting Materials, including the Notice of Hearing of Petition, substantially in compliance with the requirements set out in paragraphs 8 to 13 of this Order shall be good and sufficient service of this proceeding upon all Securityholders. Service of the Meeting Materials shall be deemed to be effected on the fourth day following the day on which the Meeting Materials are mailed. The Company shall not be required to serve the Petition filed herein, any affidavits filed in support of the Petition, any further applications filed by the Company, any affidavits filed in support of such applications, or any orders made on application by the Company, other than the Meeting Materials, except to persons who have filed and delivered Responses to Petition, or on the written request of a Securityholder, delivered to the solicitors of the Company at their address for delivery set out in paragraph 26 of this Order.

15.	Failure or omission to give notice of the Meeting or to distribute any of the Meeting Materials, or the non-receipt of such notice or Meeting Materials by one or more Securityholders or any persons entitled thereto, or any failure or omission to give such notice or Meeting Materials as a result of mistake or of events beyond the control of the Company (including any inability to use postal services), shall not constitute a breach of this Order or a defect in the calling of the Meeting and shall not invalidate any resolution passed or proceedings taken at the Meeting, but if any such failure or omission is brought to the attention of the Company, then the Company shall use its commercially reasonable efforts to rectify it by the method and in the time most reasonably practicable in the circumstances.

Voting

16.	The quorum required at the Meeting shall be two persons present in person, each being a Shareholder entitled to vote thereat or a duly appointed proxy for an absent Shareholder so entitled and together holding or representing by proxy not less than 5% of the outstanding Company Common Shares entitled to vote at the Meeting, provided that, if a quorum is not present within one-half hour of the time appointed for convening the Meeting, the Shareholders present or represented by proxy may adjourn the Meeting to a fixed time and place but may not transact any other business provided, however, that if no provision for adjournment is made at the Meeting, or any adjournment thereof, at which a quorum is not present, the Meeting shall be dissolved.

17.	To the extent the Continuance Resolution is approved, the Securityholders present in person or represented by proxy at the Meeting shall be asked to consider the Arrangement Resolution in the following voting classes and on the following basis for requisite approval:

(a)	at least two-thirds of the votes cast on the Arrangement Resolution by such Shareholders as of the Record Date present in person or represented by proxy at the Meeting together voting as a class, with each Shareholder entitled to one vote for each Company Common Share held; and

(b)	at least two-thirds of the votes cast on the Arrangement Resolution by the Securityholders as of the Record Date present in person or represented by proxy at the Meeting together voting as a class, with each Shareholder being entitled to one vote for each Company Common Share held, and each Company Stock Option, Company RSU and Company Restricted Stock Award entitling the holder thereof to that number of votes equal to the number of Company Common Shares issuable upon the valid exercise of a Company Stock Option, or the valid settlement of a Company RSU or Company Restricted Stock Award, as applicable.

18.	For the purpose of paragraph 17, and subject to such paragraph, ineligible votes, spoiled votes, defective votes, abstentions and the votes of any registered Shareholders having exercised dissent rights in respect of the Continuance Resolution shall be deemed not to be votes cast.

19.	An affirmative special resolution passed pursuant to paragraph 17 shall be sufficient to authorize and direct the Company to do all such acts and things as may be necessary or desirable to give effect to the Arrangement on a basis consistent with what is provided for in the Information Circular without the necessity of any further approval by the Securityholders, subject only to final approval of the Arrangement by this Honourable Court.

20.	The scrutineer for the Meeting shall be [Computershare Investor Services Inc.] (acting through its representatives for that purpose). The duties of the scrutineer shall include:

(a)	reviewing and reporting to the Chair on the deposit and validity of proxies;

(b)	reporting to the Chair on the quorum of the Meeting;

(c)	reporting to the Chair on the polls taken or ballots cast, if any, at the Meeting; and

(d)	providing to the Company and to the Chair written reports on matters related to their duties.

Dissent

21.	Each registered Shareholder of the Company, but excluding Shareholders who have instructed a proxy holder to vote in favour of the Arrangement Resolution, shall be entitled to exercise rights of dissent with respect to the Arrangement Resolution, in accordance with Division 2, Part 8 of the BC Act, as modified by the terms of the Plan of Arrangement, and as consolidated as follows:

(a)	such registered Shareholder who intends to exercise a right of dissent must deliver a written objection to the Arrangement Resolution (an “Arrangement Dissent Notice”) to the head office of the Company at 250, 1625 Broadway, Denver, Colorado, USA, 80202, Attention: Secretary, to be actually received not later than 5:00 p.m. (Vancouver time) on the business day (as defined in the Plan of Arrangement) that is five business days before the Meeting, or if the Meeting is adjourned or postponed, not later than five business days prior to the date of the adjourned or postponed Meeting;

(b)	a beneficial owner of Company Common Shares registered in “street name” through a broker, custodian, trustee, bank, nominee, personal or other legal representative, agent or other intermediary who is not also the beneficial owner of such Company Common Shares, and who wishes to exercise a right of dissent with respect to the Arrangement Resolution must arrange for the registered Shareholder holding his, her or its Company Common Share to exercise the right of dissent on his, her or its behalf;

(c)	an Arrangement Dissent Notice must specify the name and address of the dissenting registered Shareholder of the Company (the “Arrangement Dissenting Shareholder”), the number of the Company Common Shares in respect of which the Arrangement Dissent Notice is being given (the “Arrangement Dissent Shares”), and include:

(i)	if the Arrangement Dissent Shares constitute all of the Company Common Shares of which the Arrangement Dissenting Shareholder is both the registered and beneficial owner and the Arrangement Dissenting Shareholder owns no other Company Common Shares, a statement to that effect;

(ii)	if the Arrangement Dissent Shares constitute all of the Company Common Shares of which the Arrangement Dissenting Shareholder is both the registered and beneficial owner but the Arrangement Dissenting Shareholder owns additional Company Common Shares beneficially, a statement to that effect and the names of the registered owners of such Company Common Shares, the number of Company Common Shares held by such registered owners and a statement that Arrangement Dissent Notices have or will be sent with respect to such Company Common Shares; or

(iii)	if the Arrangement dissent rights are being exercised by a registered owner who is not also the beneficial owner of such Company Common Shares, a statement to that effect and the name of the beneficial owner and a statement that the registered owner is dissenting with respect to all Company Common Shares of the beneficial owner registered in such registered owner’s name;

(d)

If the Arrangement Resolution is passed at the Meeting, the Company must, promptly after the later of the date on which the Company forms the intention to proceed with the Arrangement and the date on which the Arrangement Dissent Notice was received, mail to every Arrangement Dissenting Shareholder a notice (a “Notice of Intention”) stating that, subject to the satisfaction (or, if applicable, waiver) of any then unsatisfied conditions set out in the Arrangement Agreement, the Company intends to complete the Arrangement. If any Arrangement Dissenting Shareholder receiving a Notice of Intention intends to proceed with its exercise of its rights of dissent, it must deliver to the Company, at its head office at 250, 1625 Broadway, Denver, Colorado, USA, 80202, Attention: Secretary, within one month of the date of mailing of the Notice of Intention, the following:

(i)	a written statement that the Arrangement Dissenting Shareholder requires Whiting Canadian Sub to purchase all of its Company Common Shares;

(ii)	the certificates, if any, representing the Arrangement Dissent Shares; and

(iii)	if sub-paragraph 21(b) applies, a written statement that:

(A)	states that the Arrangement dissent right is being exercised by the Arrangement Dissenting Shareholder on behalf of a beneficial owner who is not the registered owner;

(B)	sets out whether or not the beneficial owner is the beneficial owner of other Company Common Shares and, if so, states the names of the registered owners of those other shares, the number of those other Company Common Shares that are held by each of those registered owners and a statement that the dissent is being exercised in respect of all those other Company Common Shares; and

(C)	is signed by the beneficial owner on whose behalf the dissent is being exercised;

(e)	An Arrangement Dissenting Shareholder delivering such a written statement may not withdraw from its dissent and, if the Arrangement becomes effective, will be deemed to have transferred its Arrangement Dissent Shares to Whiting Canadian Sub in accordance with the Plan of Arrangement, free and clear of any liens, mortgages, pledges, assignments, hypothecs, charges, security interests, encumbrances and adverse rights or claims of any kind;

(f)	Whiting Canadian Sub shall be obligated to pay to each Arrangement Dissenting Shareholder who has validly and properly exercised its rights of dissent the amount agreed between the Company and the Arrangement Dissenting Shareholder as the fair value, as of the close of business on the day before the day the Arrangement becomes effective, of its Company Common Shares, provided that Company shall not make any payment with respect to, settle or offer to settle, or otherwise negotiate, any exercise of dissent rights without the prior written consent of Whiting;

(g)	Either the Company, Whiting Canadian Sub or an Arrangement Dissenting Shareholder may apply to this Court pursuant to the BC Act if no agreement on the fair value, as of the close of business on the day before the day the Arrangement becomes effective, of the Company Common Shares held by the Arrangement Dissenting Shareholder has been reached and the Court may:

(i)	determine the fair value that the Company Common Shares had as of the close of business on the day before the day the Arrangement became effective, excluding any appreciation or depreciation in anticipation of the Arrangement, unless exclusion would be inequitable, or order that such fair value be established by arbitration or by reference to the Registrar, or a Referee of this Court;

(ii)	join in the application each other Dissenting Shareholder which has not reached an agreement for the sale of its Company Common Shares to Whiting Canadian Sub; and

(iii)	make such consequential orders and give directions it considers appropriate;

(h)	If the Company does not proceed with the Arrangement, or if the Arrangement is not implemented for any reason, the Company will return to the appropriate Arrangement Dissenting Shareholders any Arrangement Dissent Shares in its possession, the Arrangement Dissenting Shareholder will not be entitled to be paid the fair value of its Company Common Shares, and such Company Common Shares will not be deemed to be transferred to Whiting Canada Sub;

(i)	The Company shall not make any payment with respect to, settle or offer to settle, or otherwise negotiate, any exercise of such dissent rights without the prior written consent of Whiting;

(j)	If any Arrangement Dissenting Shareholder is not entitled, for any reason, to be paid fair value for its Company Common Shares, such Arrangement Dissenting Shareholder shall be deemed to have participated in the Arrangement, as of 12:01 a.m. on the date the Arrangement becomes effective pursuant to the Plan of Arrangement, on the same basis as a non-dissenting holder of Company Common Shares, and shall be entitled to receive only the consideration contemplated in subsection 3.2(d) of the Plan of Arrangement that such Dissenting Shareholder would have received pursuant to the Arrangement if such holder had not exercised its right of dissent;

(k)	For greater certainty, in no case shall the Company, Whiting, Whiting Canadian Sub or any other person or entity be required to recognize a Dissenting Shareholder as a holder of Company Common Shares after the effective time, as defined in the Arrangement; and

(l)	For greater certainty, none of the following shall be entitled to exercise rights of dissent: (i) holders of Company Stock Options, Company RSUs and Company Restricted Stock Awards, (ii) Shareholders who voted, or have instructed a proxyholder to vote, in favour of the Arrangement Resolution, (iii) shareholders who have exercised, or on behalf of whom a registered Shareholder has exercised, rights of dissent under the Yukon Act, in respect of the Continuance Resolution, and (iv) beneficial holders of Company Common Shares registered in “street name” through a broker, custodian, trustee, bank, nominee or intermediary except by having the registered holder of such shares exercise the right of dissent on behalf of such beneficial holder.

22.	Notice to the registered Shareholders of their dissent rights with respect to the Arrangement Resolution will be given by including information with respect to the dissent rights in the Information Circular to be sent to the Shareholders in accordance with this Interim Order.

23.	Subject to further order of this Court, the rights available to the Shareholders under the BC Act and the Plan of Arrangement to dissent from the Arrangement will constitute full and sufficient dissent rights for the Shareholders with respect to the Arrangement.

Final Approval

24.	Following and subject to (i) the passing of the Arrangement Resolution pursuant to the provisions of this Order, (ii) the Continuance becoming effective, and (iii) the Arrangement Agreement not having been terminated in accordance with its terms, the Company shall be permitted to apply, in accordance with the BC Act and the Notice of Hearing of Petition, to this Court for an order (the “Final Order”) seeking, among other relief, (i) an order approving the Arrangement as provided for in the Plan of Arrangement pursuant to the BC Act and (ii) a declaration that the Arrangement as provided for in the Plan of Arrangement, including the terms and conditions thereof and the exchange of securities to be effected by the Arrangement, is procedurally and substantially fair and reasonable to the Securityholders.

25.	The consideration by this Court of the fairness of the Arrangement and the requisite Court final approval of the Arrangement will constitute the basis for a claim of exemption by Whiting under Section 3(a)(10) of the 1933 Act.

Response to Petition

26.	Subject to any ruling of the judge hearing the application for the Final Order, and subject to complying with the terms of this Interim Order, any Securityholder has the right to appear (either in person or by counsel) and make submissions at the hearing of the application of the Final Order.

27.	Any Securityholder seeking to appear at the hearing for the application of the Final Order must file and deliver a Response to Petition to counsel for the Petitioners at the following address for delivery:

Miller Thomson LLP

Barristers and Solicitors

1000-840 Howe Street

Vancouver, BC, V6Z 2M1

Attention: Gordon G. Plottel

on or before                     , along with any evidence or materials which are to be presented to this Court at the hearing of the application for the Final Order.

28.	In the event that the application for the Final Order does not proceed on the date set forth in the Notice of Hearing of Petition, and is adjourned, only those parties having previously filed a Response to Petition shall be entitled to be given notice of the adjourned date.

29.	The Company shall have leave to apply to vary this Order upon such terms and upon the giving of such notice as this Court may direct.

30.	The Company seeks and requests the aid and recognition of any court or any judicial, regulatory or administrative body in Canada, and any court or judicial, regulatory or administrative body of the United States, to act in aid of and to assist this Court in carrying out the terms of this Interim Order.

31.	These proceedings shall be exempt from compliance with Rules 4, 8-1 and 16-1 of the Supreme Court Civil Rules to the extent those Rules are inconsistent with this Order.

APPROVED AS TO FORM:	BY THE COURT

Counsel for the Petitioners
DEPUTY DISTRICT REGISTRAR

NO.
VANCOUVER REGISTRY

IN THE SUPREME COURT OF BRITISH COLUMBIA

RE: KODIAK OIL & GAS CORP. and JAMES HENDERSON

AND IN THE MATTER OF A PROPOSED ARRANGEMENT PURSUANT TO s. 288 OF THE

BUSINESS CORPORATIONS ACT, S.B.C. 2002, c. 57

INTERIM ORDER

045106.0001	GGP/kd

MILLER THOMSON LLP

Barristers & Solicitors, Patent & Trade-Mark Agents

Robson Court, 1000-840 Howe Street

Vancouver, BC, Canada V6Z 2M1

Telephone: 604.687.2242

APPENDIX “A”

NOTICE OF HEARING OF PETITION FOR FINAL ORDER

NO.
VANCOUVER REGISTRY

IN THE SUPREME COURT OF BRITISH COLUMBIA

RE: KODIAK OIL & GAS CORP. and JAMES HENDERSON

AND IN THE MATTER OF A PROPOSED ARRANGEMENT PURSUANT TO SECTION 288 OF THE BUSINESS CORPORATIONS ACT, S.B.C. 2002, c. 57

NOTICE OF HEARING OF PETITION

FOR FINAL ORDER

TO:	The holders (the “Shareholders”) of voting common shares without par value (the “Company Common Shares”) of Kodiak Oil & Gas Corp. (the “Company”);

AND TO:	The holders of options to acquire Company Common Shares, the holders of restricted stock units and the holders of awards of restricted stock of the Company (collectively with the Shareholders, the “Securityholders”)

AND TO:	The Directors of the Company.

NOTICE IS HEREBY GIVEN that a Petition has been filed by the Company and James Henderson (the “Petitioners”) in the Supreme Court of British Columbia for approval, pursuant to section 291 of the Business Corporations Act, S.B.C. 2002, c.57 and amendments thereto, of an arrangement (the “Arrangement”) described in the joint proxy statement/circular of the Company and Whiting Petroleum Corporation dated                     , 2014 (the “Information Circular”).

NOTICE IS FURTHER GIVEN that by Order of the Honourable                      Justice                     , of the Supreme Court of British Columbia (the “Court”), dated the                      day of                     , 2014, the Court has given directions by means of an interim order (the “Interim Order”) as to the calling of a meeting of the Securityholders (the “Meeting”) for the purpose of, among other things, considering and voting upon the Arrangement.

NOTICE IS FURTHER GIVEN that if the Arrangement is approved at the Meeting, the Company intends to apply to the Court for a final order approving the Arrangement and declaring it to be fair, both from a substantive and procedural point of view, to the parties affected by it (the “Final Order”), which application will be heard at the Courthouse at 800 Smithe Street, in the City of Vancouver, in the Province of British Columbia on                     , 2014 at 9:45 a.m. (Vancouver time) or so soon thereafter as counsel may be heard or at such other date and time as the Court may direct.

NOTICE IS FURTHER GIVEN that, if granted, the Final Order approving the Arrangement will constitute the basis for an exemption from the registration requirements under the United States Securities Act of 1933, as amended, pursuant to section 3(a)(10) thereof, with respect to the issuance of common stock, restricted stock units, option awards and restricted stock awards of Whiting Petroleum Corporation pursuant to the Arrangement.

IF YOU WISH TO BE HEARD AT THE HEARING OF THE APPLICATION FOR THE FINAL ORDER OR WISH TO BE NOTIFIED OF ANY FURTHER PROCEEDINGS, YOU MUST GIVE NOTICE OF YOUR INTENTION by filing a form entitled “Response to Petition” together with any evidence or materials which you intend to present to the Court at the Vancouver Registry of the Court (the “Registry”) and YOU MUST ALSO DELIVER a copy of the Response to Petition and any other evidence or materials to the Petitioners’ address for delivery, which is set out below, on or before 4:00 p.m. (Vancouver time) on                     , 2014, as set out in paragraph 27 of the Interim Order.

YOU OR YOUR SOLICITOR may file the Response to Petition. You may obtain a form of Response to Petition at the Registry. The address of the Registry is 800 Smithe Street, Vancouver, British Columbia, V6Z 2E1.

IF YOU DO NOT FILE A RESPONSE TO PETITION AND ATTEND EITHER IN PERSON OR BY COUNSEL at the time of the hearing of the application for the Final Order, the Court may approve the Arrangement, as presented, or may approve it subject to such terms and conditions as the Court deems fit, all without further notice to you. If the Arrangement is approved, it will affect the rights of the Securityholders.

A copy of the Petition and the other documents that were filed in support of the Interim Order, including the Information Circular and those documents that will be filed in support of the Final Order, will be furnished to any Securityholder upon request in writing addressed to the solicitors of the Petitioners at their address for delivery set out below.

The Petitioners’ address for delivery is:

Miller Thomson LLP

Barristers and Solicitors

1000-840 Howe Street

Vancouver, BC, V6Z 2M1

Attention: Gordon G. Plottel

DATED this                      day of                     , 2014.

Solicitor for the Petitioners

ANNEX F

NOTICE OF HEARING OF PETITION FOR FINAL ORDER

NO.
VANCOUVER REGISTRY

IN THE SUPREME COURT OF BRITISH COLUMBIA

RE: KODIAK OIL & GAS CORP. and JAMES HENDERSON

AND IN THE MATTER OF A PROPOSED ARRANGEMENT PURSUANT TO SECTION 288 OF THE BUSINESS CORPORATIONS ACT, S.B.C. 2002, c. 57

NOTICE OF HEARING OF PETITION

FOR FINAL ORDER

TO:	The holders (the “Shareholders”) of voting common shares without par value (the “Company Common Shares”) of Kodiak Oil & Gas Corp. (the “Company”);

AND TO:	The holders of options to acquire Company Common Shares, the holders of restricted stock units and the holders of awards of restricted stock of the Company (collectively with the Shareholders, the “Securityholders”)

AND TO:	The Directors of the Company.

NOTICE IS HEREBY GIVEN that a Petition has been filed by the Company and James Henderson (the “Petitioners”) in the Supreme Court of British Columbia for approval, pursuant to section 291 of the Business Corporations Act, S.B.C. 2002, c.57 and amendments thereto, of an arrangement (the “Arrangement”) described in the joint proxy statement/circular of the Company and Whiting Petroleum Corporation dated                     , 2014 (the “Information Circular”).

NOTICE IS FURTHER GIVEN that by Order of the Honourable                      Justice                     , of the Supreme Court of British Columbia (the “Court”), dated the                      day of                     , 2014, the Court has given directions by means of an interim order (the “Interim Order”) as to the calling of a meeting of the Securityholders (the “Meeting”) for the purpose of, among other things, considering and voting upon the Arrangement.

NOTICE IS FURTHER GIVEN that if the Arrangement is approved at the Meeting, the Company intends to apply to the Court for a final order approving the Arrangement and declaring it to be fair, both from a substantive and procedural point of view, to the parties affected by it (the “Final Order”), which application will be heard at the Courthouse at 800 Smithe Street, in the City of Vancouver, in the Province of British Columbia on                     , 2014 at 9:45 a.m. (Vancouver time) or so soon thereafter as counsel may be heard or at such other date and time as the Court may direct.

NOTICE IS FURTHER GIVEN that, if granted, the Final Order approving the Arrangement will constitute the basis for an exemption from the registration requirements under the United States Securities Act of 1933, as amended, pursuant to section 3(a)(10) thereof, with respect to the issuance of common stock, restricted stock units, option awards and restricted stock awards of Whiting Petroleum Corporation pursuant to the Arrangement.

IF YOU WISH TO BE HEARD AT THE HEARING OF THE APPLICATION FOR THE FINAL ORDER OR WISH TO BE NOTIFIED OF ANY FURTHER PROCEEDINGS, YOU MUST GIVE NOTICE OF YOUR INTENTION by filing a form entitled “Response to Petition” together with any evidence or materials which you

F-1

intend to present to the Court at the Vancouver Registry of the Court (the “Registry”) and YOU MUST ALSO DELIVER a copy of the Response to Petition and any other evidence or materials to the Petitioners’ address for delivery, which is set out below, on or before 4:00 p.m. (Vancouver time) on                     , 2014, as set out in paragraph 27 of the Interim Order.

YOU OR YOUR SOLICITOR may file the Response to Petition. You may obtain a form of Response to Petition at the Registry. The address of the Registry is 800 Smithe Street, Vancouver, British Columbia, V6Z 2E1.

IF YOU DO NOT FILE A RESPONSE TO PETITION AND ATTEND EITHER IN PERSON OR BY COUNSEL at the time of the hearing of the application for the Final Order, the Court may approve the Arrangement, as presented, or may approve it subject to such terms and conditions as the Court deems fit, all without further notice to you. If the Arrangement is approved, it will affect the rights of the Securityholders.

A copy of the Petition and the other documents that were filed in support of the Interim Order, including the Information Circular and those documents that will be filed in support of the Final Order, will be furnished to any Securityholder upon request in writing addressed to the solicitors of the Petitioners at their address for delivery set out below.

The Petitioners’ address for delivery is:

Miller Thomson LLP

Barristers and Solicitors

1000-840 Howe Street

Vancouver, BC, V6Z 2M1

Attention: Gordon G. Plottel

DATED this                      day of                     , 2014.

Solicitor for the Petitioners

F-2

ANNEX G

July 13, 2014

The Board of Directors

Whiting Petroleum Corporation

1700 Broadway, Suite 2300

Denver, Colorado 80290-2300

Members of the Board of Directors:

You have requested our opinion as to the fairness, from a financial point of view, to Whiting Petroleum Corporation (the “Company”) of the Exchange Ratio (as defined below) in the proposed plan of arrangement under the Business Corporations Act (British Columbia) involving the Company, 1007695 B.C. Ltd., a wholly-owned subsidiary of the Company (“Aquiror Canadian Sub”), and Kodiak Oil & Gas Corp. (the “Counterparty”) pursuant to which (i) Acquiror Canadian Sub will acquire the Counterparty Common Stock (as defined below) (other than shares of Counterparty Common Stock owned, directly or indirectly, by the Company or Acquiror Canadian Sub and shares of Counterparty Common Stock with respect to which Dissent Rights (as defined in the Agreement (as defined below)) have been properly exercised and not withdrawn (collectively, the “Excluded Shares”)) and (ii) Acquiror Canadian Sub and the Counterparty will be amalgamated to form one corporate entity, with the Counterparty surviving the amalgamation and becoming a direct wholly-owned subsidiary of the Company (the “Transaction”). Pursuant to the Arrangement Agreement (the “Agreement”), among the Company, Acquiror Canadian Sub and the Counterparty, each outstanding share of common stock, without par value per share, of the Counterparty (the “Counterparty Common Stock”) (other than the Excluded Shares) will be deemed to be transferred to Acquiror Canadian Sub in exchange for 0.177 shares (the “Exchange Ratio”) of the Company’s common stock, par value $0.001 per share (the “Company Common Stock”).

In connection with preparing our opinion, we have (i) reviewed a draft dated July 12, 2014 of the Agreement; (ii) reviewed certain publicly available business and financial information concerning the Counterparty and the Company and the industries in which they operate; (iii) compared the proposed financial terms of the Transaction with the publicly available financial terms of certain transactions involving companies we deemed relevant and the consideration received for such companies; (iv) compared the financial and operating performance of the Counterparty and the Company with publicly available information concerning certain other companies we deemed relevant and reviewed the current and historical market prices of the Counterparty Common Stock and the Company Common Stock and certain publicly traded securities of such other companies; (v) reviewed certain internal financial analyses and forecasts prepared by the management of the Company relating to its and the Counterparty’s respective businesses and by the management of the Counterparty relating to its business, as well as the estimated amount and timing of the cost savings and related expenses and synergies expected to result from the Transaction (the “Synergies”); and (vi) performed such other financial studies and analyses and considered such other information as we deemed appropriate for the purposes of this opinion.

In addition, we have held discussions with certain members of the management of the Counterparty and the Company with respect to certain aspects of the Transaction, and the past and current business operations of the Counterparty and the Company, the financial condition and future prospects and operations of the Counterparty and the Company, the effects of the Transaction on the financial condition and future prospects of the Company, and certain other matters we believed necessary or appropriate to our inquiry.

In giving our opinion, we have relied upon and assumed the accuracy and completeness of all information that was publicly available or was furnished to or discussed with us by the Counterparty and the Company or otherwise reviewed by or for us, and we have not independently verified (nor have we assumed responsibility or liability for independently verifying) any such information or its accuracy or completeness. We have not conducted or been provided with any valuation or appraisal of any assets or liabilities, nor have we evaluated the solvency of the Counterparty or the Company under any state or federal laws relating to bankruptcy, insolvency or similar matters. In relying on financial analyses and forecasts provided to us or derived therefrom, including the Synergies, we have assumed that they have been reasonably prepared based on assumptions reflecting the best currently available estimates and judgments by management as to the expected future results of operations and financial condition of the Counterparty and the Company to which such analyses or forecasts relate. We express no view as to such analyses or forecasts (including the Synergies) or the assumptions on which they were based. We have also assumed that the Transaction and the other transactions contemplated by the Agreement will qualify as a tax-free reorganization for United States federal income tax purposes and will be consummated as described in the Agreement, and that the definitive Agreement will not differ in any material respects from the draft thereof furnished to us. We have also assumed that the representations and warranties made by the Company and the Counterparty in the Agreement and the related agreements are and will be true and correct in all respects material to our analysis. We are not legal, regulatory or tax experts and have relied on the assessments made by advisors to the Company with respect to such issues. We have further assumed that all material governmental, regulatory or other consents and approvals necessary for the consummation of the Transaction will be obtained without any adverse effect on the Counterparty or the Company or on the contemplated benefits of the Transaction.

Our opinion is necessarily based on economic, market and other conditions as in effect on, and the information made available to us as of, the date hereof. It should be understood that subsequent developments may affect this opinion and that we do not have any obligation to update, revise, or reaffirm this opinion. Our opinion is limited to the fairness, from a financial point of view, to the Company of the Exchange Ratio in the proposed Transaction and we express no opinion as to the fairness of the Exchange Ratio to the holders of any class of securities, creditors or other constituencies of the Company or as to the underlying decision by the Company to engage in the Transaction. Furthermore, we express no opinion with respect to the amount or nature of any compensation to any officers, directors, or employees of any party to the Transaction, or any class of such persons relative to the Exchange Ratio in the Transaction or with respect to the fairness of any such compensation. We are expressing no opinion herein as to the price at which the Counterparty Common Stock or the Company Common Stock will trade at any future time.

We have acted as financial advisor to the Company with respect to the proposed Transaction and will receive a fee from the Company for our services, a substantial portion of which will become payable only if the proposed Transaction is consummated. In addition, the Company has agreed to indemnify us for certain liabilities arising out of our engagement. During the two years preceding the date of this letter, we and our affiliates have had commercial or investment banking relationships with the Company and the Counterparty for which we and such affiliates have received customary compensation. Such services during such period have included acting as (i) joint bookrunner for the Company’s offerings of debt securities in September 2013; (ii) lead arranger and bookrunner for the revolving credit facility of a subsidiary of the Company in October 2012, June 2013 and April 2014; and (iii) co-manager for the Counterparty’s offerings of debt securities in January 2013 and July 2013. In addition, our affiliate is an agent bank and a lender under an outstanding revolving credit facility of a subsidiary of the Company, for which it receives customary compensation or other financial benefits. We anticipate that we and our affiliates will arrange and/or provide financing to the Company related to the Transaction for customary compensation. In the ordinary course of our businesses, we and our affiliates may actively trade the debt and equity securities of the Company or the Counterparty for our own account or for the accounts of customers and, accordingly, we may at any time hold long or short positions in such securities.

On the basis of and subject to the foregoing, it is our opinion as of the date hereof that the Exchange Ratio in the proposed Transaction is fair, from a financial point of view, to the Company.

The issuance of this opinion has been approved by a fairness opinion committee of J.P. Morgan Securities LLC. This letter is provided to the Board of Directors of the Company (in its capacity as such) in connection with and for the purposes of its evaluation of the Transaction. This opinion does not constitute a recommendation to any shareholder of the Company as to how such shareholder should vote with respect to the Transaction or any other matter. This opinion may not be disclosed, referred to, or communicated (in whole or in part) to any third party for any purpose whatsoever except with our prior written approval. This opinion may be reproduced in full in any proxy or information statement mailed to shareholders of the Company but may not otherwise be disclosed publicly in any manner without our prior written approval.

Very truly yours,

/s/ J.P. MORGAN SECURITIES LLC

J.P. MORGAN SECURITIES LLC

ANNEX H

July 13, 2014

The Board of Directors

Kodiak Oil & Gas Corp.

1625 Broadway, Suite 250

Denver, CO 80202

Members of the Board:

Kodiak Oil & Gas Corp., a Yukon Territory corporation (“Kodiak” or the “Company”), Whiting Petroleum Corporation, a Delaware corporation (“Whiting” or “Parent”), and 1007695 B.C. Ltd., a British Columbia company and a wholly-owned subsidiary of Parent (“Merger Sub”), propose to enter into an Arrangement Agreement, dated as of July 13, 2014 (including, without limitation, the Plan of Arrangement and other documents attached as exhibits to be implemented pursuant thereto, the “Arrangement Agreement”), pursuant to which (i) Merger Sub shall merge with and into the Company and the separate corporate existence of Merger Sub shall cease, and (ii) the Company shall be the surviving corporation and a direct wholly-owned subsidiary of Parent (including, without limitation, the other actions contemplated by the Plan of Arrangement, the “Merger”). By virtue of the Merger, each share of common stock of the Company issued and outstanding immediately prior to the Effective Time, as defined in the Arrangement Agreement (other than shares owned by Parent, Merger Sub or any of their Subsidiaries, as defined in the Arrangement Agreement, or held by the Company or any of its Subsidiaries, including any shares held in the treasury of the Company) (the “Kodiak Common Stock”), shall be converted into the right to receive 0.177 of a share of common stock of Parent, par value $0.001 per share (“Whiting Common Stock”), subject to certain adjustments and limitations specified in the Arrangement Agreement (such fraction of a share of Whiting Common Stock, the “Exchange Ratio”).

You have requested our opinion as to whether the Exchange Ratio is fair, from a financial point of view, to the stockholders of Kodiak.

In arriving at our opinion, we have, among other things:

1.	reviewed certain publicly available business and financial information relating to Kodiak and Whiting, including, without limitation, (i) Annual Reports on Form 10-K and related audited financial statements of Kodiak and Whiting for the fiscal years ended December 31, 2013, respectively, and (ii) the Quarterly Reports for Kodiak and Whiting on Form 10-Q and related unaudited financial statements for the fiscal quarter ended March 31, 2014;

2.	reviewed published analyst reports by independent equity research analysts with respect to the future financial performance and price targets of Kodiak and Whiting;

3.	reviewed certain non-public projected financial and operating data relating to Kodiak and Whiting prepared and furnished to us by the respective management teams and staffs of Kodiak and Whiting;

4.	reviewed certain estimates of Kodiak’s oil and gas reserves, including (i) estimates of proved reserves prepared by Netherland, Sewell & Associates, Inc. (“NSAI”), as of December 31, 2013, and (ii) estimates of proved developed producing and development reserves prepared by the management and staff of Kodiak as of July 1, 2014;

5.	reviewed certain estimates of Whiting’s oil and gas reserves, including (i) estimates of proved, probable and possible reserves prepared by Cawley, Gillespie & Associates, Inc. (“CGA”), as of December 31, 2013 and (ii) estimates of proved, probable and possible reserves and potential resources prepared by the management and staff of Whiting as of July 1, 2014;

6.	discussed current operations, financial positioning and future prospects of Kodiak and Whiting with the respective management teams of Kodiak and Whiting;

7.	reviewed historical market prices and trading histories of Kodiak Common Stock and Whiting Common Stock;

8.	compared recent stock market capitalization indicators for Kodiak and Whiting with recent stock market capitalization indicators for certain similar publicly-traded independent energy companies;

9.	compared the financial terms of the Merger with the financial terms of similar transactions that we deemed relevant;

10.	participated in certain discussions and negotiations among the representatives of Kodiak and its legal advisors and Whiting and its financial and legal advisors;

11.	reviewed the Arrangement Agreement; and

12.	reviewed such other financial studies and analyses and performed such other investigations and have taken into account such other matters as we have deemed necessary and appropriate.

In rendering our opinion, upon the advice of Kodiak and Whiting, we have assumed and relied upon, without assuming any responsibility or liability for or independently verifying the accuracy or completeness of, all of the information publicly available and all of the information supplied or otherwise made available to us by Kodiak and Whiting. We have further relied upon the assurances of representatives of the respective managements of Kodiak and Whiting that they are unaware of any facts that would make the information provided to us incomplete or misleading in any material respect. With respect to projected financial and operating data, we have assumed, upon the advice of Kodiak and Whiting, that such data have been prepared in a manner consistent with historical financial and operating data and reasonably prepared on bases reflecting the best currently available estimates and good faith judgments of the managements and staffs of Kodiak and Whiting relating to the future financial and operational performance of Kodiak and Whiting, respectively. We express no view as to any projected financial and operating data relating to Kodiak and Whiting or the assumptions on which they are based. With respect to the estimates of oil and gas reserves and potential resources, we have assumed, upon the advice of Kodiak and Whiting, that they have been prepared in a manner consistent with historical estimates of oil and gas reserves and potential resources and reasonably prepared on bases reflecting the best available estimates and good faith judgments of the managements and staffs of Kodiak and Whiting (and NSAI and CGA, as applicable) relating to the oil and gas properties of Kodiak and Whiting, respectively. We express no view as to any reserve or potential resource data relating to Kodiak and Whiting or the assumptions on which they are based. We have not made an independent evaluation or appraisal of the assets or liabilities of Kodiak or Whiting, nor, except for the estimates of oil and gas reserves, potential resources and prospects referred to above, have we been furnished with any such evaluations or appraisals, nor have we evaluated the solvency or fair value of Kodiak or Whiting under any state, provincial, United States federal or Canadian laws relating to bankruptcy, insolvency or similar matters. In addition, we have not assumed any obligation to conduct, nor have we conducted, any physical inspection of the properties or facilities of Kodiak or Whiting.

For purposes of rendering our opinion, we have assumed, in all respects material to our analysis, that the representations and warranties of each party contained in the Arrangement Agreement are true and correct, that each party will perform all of the covenants and agreements required to be performed by it under the Arrangement Agreement and that all conditions to consummation of the Merger will be satisfied without material waiver or modification thereof. We have further assumed, upon the advice of Kodiak, that all governmental, regulatory or other consents, approvals or releases necessary for the consummation of the Merger will be obtained without any material delay, limitation, restriction or condition that would have an adverse effect on Kodiak or Whiting or on the consummation of the Merger or that would materially reduce the benefits of the Merger to Kodiak.

Our opinion relates solely to the fairness, from a financial point of view, of the Exchange Ratio to the stockholders of Kodiak. We do not express any view on, and our opinion does not address, the fairness of the proposed Merger to, or any consideration received in connection therewith by, any creditors or other constituencies of Kodiak, nor as to the fairness of the amount or nature of any compensation to be paid or payable to any of the officers, directors or employees of Kodiak, or any class of such persons, whether relative to the Exchange Ratio or otherwise. We have assumed that any modification to the structure of the Merger will not vary in any material respect from what has been assumed in our analysis. Our advisory services and the opinion expressed herein are provided for the information and benefit of the Board of Directors of Kodiak in connection with its consideration of the transactions contemplated by the Arrangement Agreement, and our opinion does not constitute a recommendation to any holder of Kodiak Common Stock as to how such holder should vote with respect to any of the transactions contemplated by the Arrangement Agreement. The issuance of this opinion has been approved by the Opinion Committee of Petrie Partners Securities, LLC. Our opinion does not address the relative merits of the Merger as compared to any alternative business transaction or strategic alternative that might be available to Kodiak, nor does it address the underlying business decision of Kodiak to engage in the Merger. Furthermore, we have not solicited, nor have we been asked to solicit, proposals from other parties to engage in other transactions with Kodiak. We have not been asked to consider, and this opinion does not address, the tax consequences of the Merger to any particular stockholder of Kodiak, or the prices at which Kodiak Common Stock or Whiting Common Stock will actually trade at any time, including following the announcement or consummation of the Merger. We are not rendering any legal, accounting, tax or regulatory advice and understand that Kodiak is relying on other advisors as to legal, accounting, tax and regulatory matters in connection with the Merger.

As you are aware, we are acting as financial advisor to Kodiak, and we will receive a fee from Kodiak for our services upon the rendering of this opinion regardless of the conclusions expressed herein. Kodiak has also agreed to reimburse our expenses, and we will be entitled to receive a success fee if the Merger is consummated. In addition, Kodiak has agreed to indemnify us for certain liabilities possibly arising out of our engagement. During the two-year period prior to the date hereof, no material relationship existed between us and our affiliates, on the one hand, and Kodiak or Whiting and their applicable affiliates, on the other hand, pursuant to which we or any of our affiliates received compensation as a result of such relationship. We may provide financial or other services to Kodiak and Whiting in the future and in connection with any such services we may receive customary compensation for such services. Furthermore, in the ordinary course of business, we or our affiliates may trade in the debt or equity securities of Kodiak and Whiting for our own account and, accordingly, may at any time hold long or short positions in such securities.

Our opinion is rendered on the basis of conditions in the securities markets and the oil and gas markets as they exist and can be evaluated on the date hereof and the conditions and prospects, financial and otherwise, of Kodiak and Whiting as they have been represented to us as of the date hereof or as they were reflected in the materials and discussions described above. It is understood that subsequent developments may affect this opinion and that we do not have any obligation to update, revise or reaffirm this opinion.

This opinion may not be disclosed, quoted, referred to or communicated (in whole or in part) to any third party for any purpose whatsoever except with our prior written approval, except Kodiak may describe and reproduce this opinion (but only in full) in any document that is required to be filed with Canadian courts or other Canadian governmental organizations or the U.S. Securities and Exchange Commission and required to be mailed by Kodiak or Whiting to its stockholders relating to the Merger; provided, however, that all references to us or our opinion in any such document and the description or inclusion of our opinion therein shall be subject to our prior written consent with respect to form and substance, which consent shall not be unreasonably withheld or delayed.

Based upon and subject to the foregoing, it is our opinion that, as of the date hereof, the Exchange Ratio is fair, from a financial point of view, to the stockholders of Kodiak.

Very truly yours, PETRIE PARTNERS SECURITIES, LLC

By:	/s/ Jon C. Hughes
Jon C. Hughes Managing Director

ANNEX I

[LETTERHEAD OF CREDIT SUISSE SECURITIES (USA) LLC]

July 13, 2014

Kodiak Oil & Gas Corp.

1625 Broadway, Suite 250

Denver, Colorado 80202

Attention: Board of Directors

Members of the Board:

You have asked us to advise you in your capacity as the Board of Directors of Kodiak Oil & Gas Corp. (the “Company”) with respect to the fairness, from a financial point of view, to the holders of Company Common Shares (as defined below) of the Exchange Ratio (as defined below) in the Transaction (as defined below) pursuant to the Arrangement Agreement, dated July 13, 2014 (the “Agreement”), among Whiting Petroleum Corporation (the “Acquiror”), 1007695 B.C. LTD., a wholly owned subsidiary of the Acquiror (“Acquiror Canadian Sub”), and the Company. We understand that, among other things, pursuant to the Agreement and the associated Plan of Arrangement, Acquiror Canadian Sub will acquire each outstanding common share, without par value per share (“Company Common Shares”), of the Company from the holders thereof in exchange for 0.177 of a share (the “Exchange Ratio”) of common stock, U.S. $0.001 par value per share (“Acquiror Common Stock”), of the Acquiror and the Company will become a wholly owned subsidiary of the Acquiror (the “Transaction”).

In arriving at our opinion, we have reviewed the Agreement, including the Plan of Arrangement attached as Exhibit C thereto, and certain publicly available business and financial information relating to the Company and the Acquiror. We have also reviewed certain other information relating to the Company and the Acquiror, including financial forecasts and projected operating and capital expenses relating to the Company prepared by and provided to us by Company management (the “Company Projections”) and financial forecasts and projected operating and capital expenses relating to the Acquiror prepared by and provided to us by Acquiror management (the “Acquiror Projections”). We have also reviewed certain oil and gas reserve reports prepared by the Company’s third-party oil and gas reserves consultants with respect to the Company’s proved oil and gas reserves (the “Company Proved Reserve Reports”); information regarding the Company’s proved, probable and possible oil and gas reserves and the Company’s other oil and gas resources prepared by Company management (the “Company Reserves and Resource Information”); riskings for the Company’s proved, probable and possible oil and gas reserves and the Company’s other oil and gas resources prepared by Company management (the “Company Riskings”); certain oil and gas reserve reports prepared by the Acquiror’s third-party oil and gas reserves consultants with respect to the Acquiror’s proved, probable and possible reserves (the “Acquiror Reserve Reports”) and adjustments to the reserves estimates set forth therein prepared and provided to us by Acquiror management to reflect, among other things, updated information (such reserves estimates, as so adjusted by Acquiror management, the “Acquiror Reserves Information”); information regarding the Acquiror’s other oil and gas resources prepared by Acquiror management (the “Acquiror Resource Information”); and riskings for the Acquiror’s proved, probable and possible oil and gas reserves and the Acquiror’s other oil and gas resources prepared by management of the Company (the “Company Riskings for the Acquiror”). We have also spoken with the management of the Company and the Acquiror and certain of their representatives regarding the business and prospects of the Company and the Acquiror, and the Company’s and the Acquiror’s proved, probable and possible oil and gas reserves and other oil and gas resources. We have also reviewed certain publicly available market data regarding future oil and gas commodity pricing (collectively, including information regarding pricing differentials applicable to the Company’s proved, probable and possible oil and gas reserves and the Company’s other oil and gas resources, as provided by Company management and information regarding pricing differentials applicable to the Acquiror’s proved, probable and possible oil and gas reserves and the Acquiror’s other oil and gas resources, as provided by Acquiror management, the “Oil and Gas Pricing Data”). We have also considered certain financial and stock market data of the Company and the Acquiror, and we have compared that data with similar data for other companies with publicly traded equity securities in businesses we deemed similar to those of the Company and the Acquiror, respectively, and we have considered, to the extent publicly available, the financial terms of certain other business combinations and other transactions which have been effected or announced. We also considered such other information, financial studies, analyses and investigations and financial, economic and market criteria which we deemed relevant.

In connection with our review, we have not independently verified any of the foregoing information, and we have assumed and relied upon such information being complete and accurate in all respects material to our analyses and this opinion. With respect to the Company Projections that we have used in our analyses, management of the Company has advised us and we have assumed that such financial forecasts have been reasonably prepared in good faith on bases reflecting the best currently available estimates and judgments of the management of the Company as to the future financial performance of the Company. With respect to the Acquiror Projections that we have used in our analyses, management of the Acquiror has advised us and we have assumed that such financial forecasts have been reasonably prepared in good faith on bases reflecting the best currently available estimates and judgments of the management of the Acquiror as to the future financial performance of the Acquiror. With respect to the Company Proved Reserve Reports that we have reviewed, we have assumed that such reports have been reasonably prepared in good faith on bases reflecting the best currently available estimates and judgments of the Company’s third-party oil and gas reserves consultants as to the Company’s proved oil and gas reserves. With respect to the Company Reserves and Resource Information that we have reviewed, we have been advised and have assumed that such information has been reasonably prepared in good faith on bases reflecting the best currently available estimates and judgments of the management of the Company as to the Company’s proved, probable and possible oil and gas reserves and the Company’s other oil and gas resources. With respect to the Company Riskings, we have been advised and have assumed that they have been reasonably prepared in good faith on bases reflecting the best currently available estimates and judgments of the management of the Company as to the appropriate riskings for the Company’s proved, probable and possible oil and gas reserves and the Company’s other oil and gas resources. With respect to the Acquiror Reserve Reports that we have reviewed, we have assumed that such reports have been reasonably prepared in good faith on bases reflecting the best currently available estimates and judgments of the Acquiror’s third-party oil and gas reserves consultants as to the Acquiror’s proved, probable and possible oil and gas reserves. With respect to the Acquiror Reserves Information and the Acquiror Resource Information that we have reviewed, we have been advised and have assumed that such information has been reasonably prepared in good faith on bases reflecting the best currently available estimates and judgments of the management of the Acquiror as to the Acquiror’s proved, probable and possible oil and gas reserves and the Acquiror’s other oil and gas resources. With respect to the Company Riskings for the Acquiror, we have been advised and have assumed that they have been reasonably prepared in good faith on bases reflecting the best currently available estimates and judgments of the management of the Company as to the appropriate riskings for the Acquiror’s proved, probable and possible oil and gas reserves and the Acquiror’s other oil and gas resources.

We express no view or opinion with respect to the Company Projections, the Acquiror Projections, the Company Proved Reserve Reports, the Company Reserves and Resource Information, the Company Riskings, the Acquiror Reserve Reports, the Acquiror Reserve Information, the Acquiror Resource Information, the Company Riskings for the Acquiror or the Oil and Gas Pricing Data, or the assumptions upon which any of them are based and at the direction of management of the Company have assumed that the Company Projections, the Acquiror Projections, the Company Reserves and Resource Information, the Company Riskings, the Acquiror Reserve Information, the Acquiror Resource Information, the Company Riskings for the Acquiror and the Oil and Gas Pricing Data are a reasonable basis on which to evaluate the Company, the Acquiror and the Transaction and we have used and relied upon such information for purposes of our analyses and this opinion.

In addition, we have relied upon, without independent verification (i) the assessments of the managements of the Company and the Acquiror with respect to the Acquiror’s ability to integrate the businesses of the Company and the Acquiror and (ii) the assessments of the management of the Company and the Acquiror as to the Company’s and the Acquiror’s existing technology and future capabilities with respect to the extraction of the Company’s and the Acquiror’s oil and gas reserves and other oil and gas resources and, with your consent, have assumed that there have been no developments that would adversely affect such management’s views with respect to such technologies and capabilities. You have advised us and for purposes of our analyses and our opinion we have assumed that, for U.S. federal income tax purposes, the Transaction will qualify as a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended. We also have assumed, with your consent, that, in the course of obtaining any regulatory or third party consents, approvals or agreements in connection with the Transaction, no delay, limitation, restriction or condition will be imposed that would have an adverse effect on the Company, the Acquiror or the contemplated benefits of the Transaction, that the Transaction will be consummated in accordance with all applicable Canadian, United States, federal, provincial, state and local laws including, without limitation, Section 288 of the Business Corporations Act (British Columbia), and that the Transaction will be consummated in accordance with the terms of the Agreement and the associated Plan of Arrangement, without waiver, modification or amendment of any term, condition or agreement thereof that is material to our analyses or this opinion. In addition, we have not been requested to make, and have not made, an independent evaluation or appraisal of the assets or liabilities (contingent or otherwise) of the Company or the Acquiror, nor have we been furnished with any such evaluations or appraisals other than the Company Proved Reserve Reports, the Company Reserves and Resource Information, the Acquiror Reserve Reports, the Acquiror Reserve Information and the Acquiror Resource Information.

Our opinion addresses only the fairness, from a financial point of view, to the holders of Company Common Shares of the Exchange Ratio in the Transaction pursuant to the Agreement and does not address any other aspect or implication (financial or otherwise) of the Transaction or any agreement, arrangement or understanding entered into in connection therewith or otherwise, including, without limitation, the implications of any potential modifications or limitations, or the elimination of, any existing tax structures or benefits currently available to or being utilized by the Company or the Acquiror (it being understood that for purposes of our analyses and this opinion, we have assumed that no such modifications, limitations or elimination will occur), the continuance of the Company from the jurisdiction of the Yukon Territory to the jurisdiction of the Province of British Columbia, any related or unrelated refinancings of the Company’s outstanding indebtedness or the fairness of the amount or nature of, or any other aspect relating to, any compensation or consideration to be received or otherwise payable to any officers, directors, employees, securityholders or affiliates of any party to the Transaction, or class of such persons, relative to the Exchange Ratio or otherwise. Furthermore, we are not expressing any advice or opinion regarding matters that require legal, regulatory, accounting, insurance, tax, environmental, executive compensation or other similar professional advice including, without limitation, any advice regarding the amounts of any company’s oil and gas reserves or other oil and gas resources, the riskings of such reserves or other resources or any other aspects of any company’s (including the Company’s or the Acquiror’s) oil and gas reserves or other oil and gas resources. We have assumed that the Company has or will obtain such advice or opinions from the appropriate professional sources. The issuance of this opinion was approved by our authorized internal committee.

Our opinion is necessarily based upon information made available to us as of the date hereof and financial, economic, market and other conditions as they exist and can be evaluated on the date hereof. We have not undertaken, and are under no obligation, to update, revise, reaffirm or withdraw this opinion, or otherwise comment on or consider events occurring or coming to our attention after the date hereof. In addition, as you are aware, the financial projections and estimates that we have reviewed relating to the future financial performance of the Company and the Acquiror reflect certain assumptions regarding the oil and gas industry and future commodity prices associated with that industry that are subject to significant uncertainty and volatility and that, if different than assumed, could have a material impact on our analyses and this opinion. Our opinion does not address the relative merits of the Transaction as compared to alternative transactions or strategies that might be available to the Company, nor does it address the underlying business decision of the Board of Directors of the Company (the “Board”) or the Company to proceed with or effect the Transaction. We are not expressing any opinion as to what the value of shares of Acquiror Common Stock actually will be when issued pursuant to the

Transaction or the price or range of prices at which Company Common Shares or Acquiror Common Stock may be purchased or sold at any time. We have assumed that the shares of Acquiror Common Stock to be issued to the holders of Company Common Shares in the Transaction will be approved for listing on the New York Stock Exchange prior to the consummation of the Transaction. We have not been requested to, and did not, initiate or participate in any discussions or negotiations with respect to the Exchange Ratio or any other aspect of the Transaction or, except in connection with the Prior Engagement (as defined below), solicit any indications of interest from, third parties with respect to the securities, assets, businesses or operations of the Company or any alternatives to the Transaction and, consequently, express no view or opinion with respect to whether other parties might be interested in acquiring the securities, assets, businesses or operations of the Company or the prices such other parties might be willing to pay for the securities, assets, businesses or operations of the Company.

We were engaged by the Company to render our opinion with respect to the fairness, from a financial point of view, to the holders of Company Common Shares of the Exchange Ratio in the Transaction pursuant to the Agreement and will receive a fee for our services, which became payable to us upon the rendering of our opinion. In addition, the Company has agreed to reimburse certain of our expenses and to indemnify us and certain related parties for certain liabilities and other items arising out of or related to our engagement. We and our affiliates may have provided other financial advice and services, and may in the future provide financial advice and services, to the Company, the Acquiror and their respective affiliates for which we and our affiliates have received, and would expect to receive, compensation including, during the past two years, having acted as a financial advisor to the Company in 2012 in connection with the Company’s consideration of a potential sale or certain other strategic transactions involving the Company (the “Prior Engagement”) and having acted as representative of the initial purchasers in offerings of senior debt securities of the Company in July 2013 and January 2013 and a lender to the Company under certain loan and/or credit facilities. We are a full service securities firm engaged in securities trading and brokerage activities as well as providing investment banking and other financial services. In the ordinary course of business, we and our affiliates may acquire, hold or sell, for our and our affiliates’ own accounts and the accounts of customers, any currency or commodity that may be involved in the Transaction and equity, debt and other securities and financial instruments (including bank loans and other obligations) of the Company, the Acquiror and any other company that may be involved in the Transaction, as well as provide investment banking and other financial services to such companies and their affiliates.

It is understood that this letter is for the information of the Board (in its capacity as such) in connection with its consideration of the Transaction and does not constitute a recommendation to the Board with respect to the proposed Transaction or advice or a recommendation to any holder of Company Common Shares as to how such holder should vote or act on any matter relating to the proposed Transaction.

Based upon and subject to the foregoing, it is our opinion that, as of the date hereof, the Exchange Ratio in the Transaction pursuant to the Agreement is fair, from a financial point of view, to the holders of Company Common Shares.

Very truly yours,

CREDIT SUISSE SECURITIES (USA) LLC

ANNEX J

DIVISION 2 OF PART 8 OF THE BCBCA

Division 2—Dissent Proceedings

Definitions and application

237	(1) In this Division:

“dissenter” means a shareholder who, being entitled to do so, sends written notice of dissent when and as required by section 242;

“notice shares” means, in relation to a notice of dissent, the shares in respect of which dissent is being exercised under the notice of dissent;

“payout value” means,

(a) in the case of a dissent in respect of a resolution, the fair value that the notice shares had immediately before the passing of the resolution,

(b) in the case of a dissent in respect of an arrangement approved by a court order made under section 291 (2) (c) that permits dissent, the fair value that the notice shares had immediately before the passing of the resolution adopting the arrangement,

(c) in the case of a dissent in respect of a matter approved or authorized by any other court order that permits dissent, the fair value that the notice shares had at the time specified by the court order, or

(d) in the case of a dissent in respect of a community contribution company, the value of the notice shares set out in the regulations,

excluding any appreciation or depreciation in anticipation of the corporate action approved or authorized by the resolution or court order unless exclusion would be inequitable.

(2) This Division applies to any right of dissent exercisable by a shareholder except to the extent that

(a) the court orders otherwise, or

(b) in the case of a right of dissent authorized by a resolution referred to in section 238 (1) (g), the court orders otherwise or the resolution provides otherwise.

Right to dissent

238	(1) A shareholder of a company, whether or not the shareholder’s shares carry the right to vote, is entitled to dissent as follows:

(a) under section 260, in respect of a resolution to alter the articles

(i) to alter restrictions on the powers of the company or on the business the company is permitted to carry on, or

(ii) without limiting subparagraph (i), in the case of a community contribution company, to alter any of the company’s community purposes within the meaning of section 51.91;

(b) under section 272, in respect of a resolution to adopt an amalgamation agreement;

(c) under section 287, in respect of a resolution to approve an amalgamation under Division 4 of Part 9;

(d) in respect of a resolution to approve an arrangement, the terms of which arrangement permit dissent;

(e) under section 301 (5), in respect of a resolution to authorize or ratify the sale, lease or other disposition of all or substantially all of the company’s undertaking;

(f) under section 309, in respect of a resolution to authorize the continuation of the company into a jurisdiction other than British Columbia;

(g) in respect of any other resolution, if dissent is authorized by the resolution;

(h) in respect of any court order that permits dissent.

(2) A shareholder wishing to dissent must

(a) prepare a separate notice of dissent under section 242 for

(i) the shareholder, if the shareholder is dissenting on the shareholder’s own behalf, and

(ii) each other person who beneficially owns shares registered in the shareholder’s name and on whose behalf the shareholder is dissenting,

(b) identify in each notice of dissent, in accordance with section 242 (4), the person on whose behalf dissent is being exercised in that notice of dissent, and

(c) dissent with respect to all of the shares, registered in the shareholder’s name, of which the person identified under paragraph (b) of this subsection is the beneficial owner.

(3) Without limiting subsection (2), a person who wishes to have dissent exercised with respect to shares of which the person is the beneficial owner must

(a) dissent with respect to all of the shares, if any, of which the person is both the registered owner and the beneficial owner, and

(b) cause each shareholder who is a registered owner of any other shares of which the person is the beneficial owner to dissent with respect to all of those shares.

Waiver of right to dissent

239	(1) A shareholder may not waive generally a right to dissent but may, in writing, waive the right to dissent with respect to a particular corporate action.

(2) A shareholder wishing to waive a right of dissent with respect to a particular corporate action must

(a) provide to the company a separate waiver for

(i) the shareholder, if the shareholder is providing a waiver on the shareholder’s own behalf, and

(ii) each other person who beneficially owns shares registered in the shareholder’s name and on whose behalf the shareholder is providing a waiver, and

(b) identify in each waiver the person on whose behalf the waiver is made.

(3) If a shareholder waives a right of dissent with respect to a particular corporate action and indicates in the waiver that the right to dissent is being waived on the shareholder’s own behalf, the shareholder’s right to dissent with respect to the particular corporate action terminates in respect of the shares of which the shareholder is both the registered owner and the beneficial owner, and this Division ceases to apply to

(a) the shareholder in respect of the shares of which the shareholder is both the registered owner and the beneficial owner, and

(b) any other shareholders, who are registered owners of shares beneficially owned by the first mentioned shareholder, in respect of the shares that are beneficially owned by the first mentioned shareholder.

(4) If a shareholder waives a right of dissent with respect to a particular corporate action and indicates in the waiver that the right to dissent is being waived on behalf of a specified person who beneficially owns shares registered in the name of the shareholder, the right of shareholders who are registered owners of shares beneficially owned by that specified person to dissent on behalf of that specified person with respect to the particular corporate action terminates and this Division ceases to apply to those shareholders in respect of the shares that are beneficially owned by that specified person.

Notice of resolution

240	(1) If a resolution in respect of which a shareholder is entitled to dissent is to be considered at a meeting of shareholders, the company must, at least the prescribed number of days before the date of the proposed meeting, send to each of its shareholders, whether or not their shares carry the right to vote,

(a) a copy of the proposed resolution, and

(b) a notice of the meeting that specifies the date of the meeting, and contains a statement advising of the right to send a notice of dissent.

(2) If a resolution in respect of which a shareholder is entitled to dissent is to be passed as a consent resolution of shareholders or as a resolution of directors and the earliest date on which that resolution can be passed is specified in the resolution or in the statement referred to in paragraph (b), the company may, at least 21 days before that specified date, send to each of its shareholders, whether or not their shares carry the right to vote,

(a) a copy of the proposed resolution, and

(b) a statement advising of the right to send a notice of dissent.

(3) If a resolution in respect of which a shareholder is entitled to dissent was or is to be passed as a resolution of shareholders without the company complying with subsection (1) or (2), or was or is to be passed as a directors’ resolution without the company complying with subsection (2), the company must, before or within 14 days after the passing of the resolution, send to each of its shareholders who has not, on behalf of every person who beneficially owns shares registered in the name of the shareholder, consented to the resolution or voted in favour of the resolution, whether or not their shares carry the right to vote,

(a) a copy of the resolution,

(b) a statement advising of the right to send a notice of dissent, and

(c) if the resolution has passed, notification of that fact and the date on which it was passed.

(4) Nothing in subsection (1), (2) or (3) gives a shareholder a right to vote in a meeting at which, or on a resolution on which, the shareholder would not otherwise be entitled to vote.

Notice of court orders

241 If a court order provides for a right of dissent, the company must, not later than 14 days after the date on which the company receives a copy of the entered order, send to each shareholder who is entitled to exercise that right of dissent

(a) a copy of the entered order, and

(b) a statement advising of the right to send a notice of dissent.

Notice of dissent

242	(1) A shareholder intending to dissent in respect of a resolution referred to in section 238 (1) (a), (b), (c), (d), (e) or (f) must,

(a) if the company has complied with section 240 (1) or (2), send written notice of dissent to the company at least 2 days before the date on which the resolution is to be passed or can be passed, as the case may be,

(b) if the company has complied with section 240 (3), send written notice of dissent to the company not more than 14 days after receiving the records referred to in that section, or

(c) if the company has not complied with section 240 (1), (2) or (3), send written notice of dissent to the company not more than 14 days after the later of

(i) the date on which the shareholder learns that the resolution was passed, and

(ii) the date on which the shareholder learns that the shareholder is entitled to dissent.

(2) A shareholder intending to dissent in respect of a resolution referred to in section 238 (1) (g) must send written notice of dissent to the company

(a) on or before the date specified by the resolution or in the statement referred to in section 240 (2) (b) or (3) (b) as the last date by which notice of dissent must be sent, or

(b) if the resolution or statement does not specify a date, in accordance with subsection (1) of this section.

(3) A shareholder intending to dissent under section 238 (1) (h) in respect of a court order that permits dissent must send written notice of dissent to the company

(a) within the number of days, specified by the court order, after the shareholder receives the records referred to in section 241, or

(b) if the court order does not specify the number of days referred to in paragraph (a) of this subsection, within 14 days after the shareholder receives the records referred to in section 241.

(4) A notice of dissent sent under this section must set out the number, and the class and series, if applicable, of the notice shares, and must set out whichever of the following is applicable:

(a) if the notice shares constitute all of the shares of which the shareholder is both the registered owner and beneficial owner and the shareholder owns no other shares of the company as beneficial owner, a statement to that effect;

(b) if the notice shares constitute all of the shares of which the shareholder is both the registered owner and beneficial owner but the shareholder owns other shares of the company as beneficial owner, a statement to that effect and

(i) the names of the registered owners of those other shares,

(ii) the number, and the class and series, if applicable, of those other shares that are held by each of those registered owners, and

(iii) a statement that notices of dissent are being, or have been, sent in respect of all of those other shares;

(c) if dissent is being exercised by the shareholder on behalf of a beneficial owner who is not the dissenting shareholder, a statement to that effect and

(i) the name and address of the beneficial owner, and

(ii) a statement that the shareholder is dissenting in relation to all of the shares beneficially owned by the beneficial owner that are registered in the shareholder’s name.

(5) The right of a shareholder to dissent on behalf of a beneficial owner of shares, including the shareholder, terminates and this Division ceases to apply to the shareholder in respect of that beneficial owner if subsections (1) to (4) of this section, as those subsections pertain to that beneficial owner, are not complied with.

Notice of intention to proceed

243	(1) A company that receives a notice of dissent under section 242 from a dissenter must,

(a) if the company intends to act on the authority of the resolution or court order in respect of which the notice of dissent was sent, send a notice to the dissenter promptly after the later of

(i) the date on which the company forms the intention to proceed, and

(ii) the date on which the notice of dissent was received, or

(b) if the company has acted on the authority of that resolution or court order, promptly send a notice to the dissenter.

(2) A notice sent under subsection (1) (a) or (b) of this section must

(a) be dated not earlier than the date on which the notice is sent,

(b) state that the company intends to act, or has acted, as the case may be, on the authority of the resolution or court order, and

(c) advise the dissenter of the manner in which dissent is to be completed under section 244.

Completion of dissent

244	(1) A dissenter who receives a notice under section 243 must, if the dissenter wishes to proceed with the dissent, send to the company or its transfer agent for the notice shares, within one month after the date of the notice,

(a) a written statement that the dissenter requires the company to purchase all of the notice shares,

(b) the certificates, if any, representing the notice shares, and

(c) if section 242 (4) (c) applies, a written statement that complies with subsection (2) of this section.

(2) The written statement referred to in subsection (1) (c) must

(a) be signed by the beneficial owner on whose behalf dissent is being exercised, and

(b) set out whether or not the beneficial owner is the beneficial owner of other shares of the company and, if so, set out

(i) the names of the registered owners of those other shares,

(ii) the number, and the class and series, if applicable, of those other shares that are held by each of those registered owners, and

(iii) that dissent is being exercised in respect of all of those other shares.

(3) After the dissenter has complied with subsection (1),

(a) the dissenter is deemed to have sold to the company the notice shares, and

(b) the company is deemed to have purchased those shares, and must comply with section 245, whether or not it is authorized to do so by, and despite any restriction in, its memorandum or articles.

(4) Unless the court orders otherwise, if the dissenter fails to comply with subsection (1) of this section in relation to notice shares, the right of the dissenter to dissent with respect to those notice shares terminates and this Division, other than section 247, ceases to apply to the dissenter with respect to those notice shares.

(5) Unless the court orders otherwise, if a person on whose behalf dissent is being exercised in relation to a particular corporate action fails to ensure that every shareholder who is a registered owner of any of the shares beneficially owned by that person complies with subsection (1) of this section, the right of shareholders who are registered owners of shares beneficially owned by that person to dissent on behalf of that person with respect to that corporate action terminates and this Division, other than section 247, ceases to apply to those shareholders in respect of the shares that are beneficially owned by that person.

(6) A dissenter who has complied with subsection (1) of this section may not vote, or exercise or assert any rights of a shareholder, in respect of the notice shares, other than under this Division.

Payment for notice shares

245	(1) A company and a dissenter who has complied with section 244 (1) may agree on the amount of the payout value of the notice shares and, in that event, the company must

(a) promptly pay that amount to the dissenter, or

(b) if subsection (5) of this section applies, promptly send a notice to the dissenter that the company is unable lawfully to pay dissenters for their shares.

(2) A dissenter who has not entered into an agreement with the company under subsection (1) or the company may apply to the court and the court may

(a) determine the payout value of the notice shares of those dissenters who have not entered into an agreement with the company under subsection (1), or order that the payout value of those notice shares be established by arbitration or by reference to the registrar, or a referee, of the court,

(b) join in the application each dissenter, other than a dissenter who has entered into an agreement with the company under subsection (1), who has complied with section 244 (1), and

(c) make consequential orders and give directions it considers appropriate.

(3) Promptly after a determination of the payout value for notice shares has been made under subsection (2) (a) of this section, the company must

(a) pay to each dissenter who has complied with section 244 (1) in relation to those notice shares, other than a dissenter who has entered into an agreement with the company under subsection (1) of this section, the payout value applicable to that dissenter’s notice shares, or

(b) if subsection (5) applies, promptly send a notice to the dissenter that the company is unable lawfully to pay dissenters for their shares.

(4) If a dissenter receives a notice under subsection (1) (b) or (3) (b),

(a) the dissenter may, within 30 days after receipt, withdraw the dissenter’s notice of dissent, in which case the company is deemed to consent to the withdrawal and this Division, other than section 247, ceases to apply to the dissenter with respect to the notice shares, or

(b) if the dissenter does not withdraw the notice of dissent in accordance with paragraph (a) of this subsection, the dissenter retains a status as a claimant against the company, to be paid as soon as the company is lawfully able to do so or, in a liquidation, to be ranked subordinate to the rights of creditors of the company but in priority to its shareholders.

(5) A company must not make a payment to a dissenter under this section if there are reasonable grounds for believing that

(a) the company is insolvent, or

(b) the payment would render the company insolvent.

Loss of right to dissent

246	The right of a dissenter to dissent with respect to notice shares terminates and this Division, other than section 247, ceases to apply to the dissenter with respect to those notice shares, if, before payment is made to the dissenter of the full amount of money to which the dissenter is entitled under section 245 in relation to those notice shares, any of the following events occur:

(a) the corporate action approved or authorized, or to be approved or authorized, by the resolution or court order in respect of which the notice of dissent was sent is abandoned;

(b) the resolution in respect of which the notice of dissent was sent does not pass;

(c) the resolution in respect of which the notice of dissent was sent is revoked before the corporate action approved or authorized by that resolution is taken;

(d) the notice of dissent was sent in respect of a resolution adopting an amalgamation agreement and the amalgamation is abandoned or, by the terms of the agreement, will not proceed;

(e) the arrangement in respect of which the notice of dissent was sent is abandoned or by its terms will not proceed;

(f) a court permanently enjoins or sets aside the corporate action approved or authorized by the resolution or court order in respect of which the notice of dissent was sent;

(g) with respect to the notice shares, the dissenter consents to, or votes in favour of, the resolution in respect of which the notice of dissent was sent;

(h) the notice of dissent is withdrawn with the written consent of the company;

(i) the court determines that the dissenter is not entitled to dissent under this Division or that the dissenter is not entitled to dissent with respect to the notice shares under this Division.

Shareholders entitled to return of shares and rights

247	If, under section 244 (4) or (5), 245 (4) (a) or 246, this Division, other than this section, ceases to apply to a dissenter with respect to notice shares,

(a) the company must return to the dissenter each of the applicable share certificates, if any, sent under section 244 (1) (b) or, if those share certificates are unavailable, replacements for those share certificates,

(b) the dissenter regains any ability lost under section 244 (6) to vote, or exercise or assert any rights of a shareholder, in respect of the notice shares, and

(c) the dissenter must return any money that the company paid to the dissenter in respect of the notice shares under, or in purported compliance with, this Division.

ANNEX K

YBCA DISSENT PROCEDURES

Shareholder’s right to dissent

193(1)	Subject to sections 194 and 243, a holder of shares of any class of a corporation may dissent if the corporation resolves to

(a)	amend its articles under section 175 or 176 to add, change or remove any provisions restricting or constraining the issue or transfer of shares of that class;

(b)	amend its articles under section 175 to add, change or remove any restrictions on the business or businesses that the corporation may carry on;

(c)	amalgamate with another corporation, otherwise than under section 186 or 189;

(d)	be continued under the laws of another jurisdiction under section 191; or

(e)	sell, lease or exchange all or substantially all its property under section 192.

(2)	A holder of shares of any class or series of shares entitled to vote under section 178 may dissent if the corporation resolves to amend its articles in a manner described in that section.

(3)	In addition to any other right, but subject to subsection (20), a shareholder entitled to dissent under this section and who complies with this section is entitled to be paid by the corporation the fair value of the shares in respect of which the shareholder dissents, determined as of the close of business on the last business day before the day on which the resolution from which the shareholder dissents

(4)	A dissenting shareholder may only claim under this section with respect to all the shares of a class held by the dissenting shareholder or on behalf of any one beneficial owner and registered in the name of the dissenting shareholder.

(5)	A dissenting shareholder shall send to the corporation a written objection to a resolution referred to in subsection (1) or (2)

(a)	at or before any meeting of shareholders at which the resolution is to be voted on; or

(b)	if the corporation did not send notice to the shareholder of the purpose of the meeting or of the shareholder’s right to dissent, within a reasonable time after learning that the resolution was adopted and of the right to dissent.

(6)	An application may be made to the Supreme Court after the adoption of a resolution referred to in subsection (1) or (2),

(a)	by the corporation; or

(b)	by a shareholder if an objection to the corporation under subsection (5) has been sent by the shareholder,

to set the fair value in accordance with subsection (3) of the shares of a shareholder who dissents under this section.

(7)	If an application is made under subsection (6), the corporation shall, unless the Supreme Court otherwise orders, send to each dissenting shareholder a written offer to pay an amount considered by the directors to be the fair value of the shares to that shareholder.

(8)	Unless the Supreme Court otherwise orders, an offer referred to in subsection (7) shall be sent to each dissenting shareholder

(a)	at least 10 days before the date on which the application is returnable, if the corporation is the applicant; or

(b)	within 10 days after the corporation is served with a copy of the originating notice, if a shareholder is the applicant.

(9)	Every offer made under subsection (7) shall

(a)	be made on the same terms; and

(b)	contain or be accompanied by a statement showing how the fair value was determined.

(10)	A dissenting shareholder may make an agreement with the corporation for the purchase of that shareholder’s shares by the corporation, in the amount of the corporation’s offer under subsection (7) or otherwise, at any time before the Supreme Court pronounces an order setting the fair value of the shares.

(11)	A dissenting shareholder

(a)	is not required to give security for costs in respect of an application under subsection (6); and

(b)	except in special circumstances shall not be required to pay the costs of the application or appraisal.

(12)	In connection with an application under subsection (6), the Supreme Court may give directions for

(a)	joining as parties all dissenting shareholders whose shares have not been purchased by the corporation and for the representation of dissenting shareholders who, in the opinion of the Supreme Court, are in need of representation;

(b)	the trial of issues and interlocutory matters, including pleadings and examinations for discovery;

(c)	the payment to the shareholder of all or part of the sum offered by the corporation for the shares;

(d)	the deposit of the share certificates with the Supreme Court or with the corporation or its transfer agent;

(e)	the appointment and payment of independent appraisers, and the procedures to be followed by them;

(f)	the service of documents; and

(g)	the burden of proof on the parties.

(13)	On an application under subsection (6), the Supreme Court shall make an order

(a)	setting the fair value of the shares in accordance with subsection (3) of all dissenting shareholders who are parties to the application;

(b)	giving judgment in that amount against the corporation and in favour of each of those dissenting shareholders; and

(c)	setting the time within which the corporation must pay that amount to a shareholder.

(14)	On

(a)	the action approved by the resolution from which the shareholder dissents becoming effective;

(b)	the making of an agreement under subsection (10) between the corporation and the dissenting shareholder as to the payment to be made by the corporation for that shareholder’s shares, whether by the acceptance of the corporation’s offer under subsection (7) or otherwise; or

(c)	the pronouncement of an order under subsection (13),

whichever first occurs, the shareholder ceases to have any rights as a shareholder other than the right to be paid the fair value of the shares in the amount agreed to between the corporation and the shareholder or in the amount of the judgment, as the case may be.

(15)	Paragraph (14)(a) does not apply to a shareholder referred to in paragraph (5)(b).

(16)	Until one of the events mentioned in subsection (14) occurs,

(a)	the shareholder may withdraw the dissent; or

(b)	the corporation may rescind the resolution,

and in either event proceedings under this section shall be discontinued.

(17)	The Supreme Court may in its discretion allow a reasonable rate of interest on the amount payable to each dissenting shareholder, from the date on which the shareholder ceases to have any rights as a shareholder because of subsection (14) until the date of payment.

(18)	If subsection (20) applies, the corporation shall, within 10 days after

(a)	the pronouncement of an order under subsection (13); or

(b)	the making of an agreement between the shareholder and the corporation as to the payment to be made for the shares,

notify each dissenting shareholder that it is unable lawfully to pay dissenting shareholders for their shares.

(19)	Even though a judgment has been given in favour of a dissenting shareholder under paragraph (13)(b), if subsection (20) applies, the dissenting shareholder, by written notice delivered to the corporation within 30 days after receiving the notice under subsection (18), may withdraw the notice of objection, in which case the corporation is deemed to consent to the withdrawal and the shareholder is reinstated to having full rights as a shareholder, failing which the shareholder retains a status as a claimant against the corporation, to be paid as soon as the corporation is lawfully able to do so or, in a liquidation, to be ranked subordinate to the rights of creditors of the corporation but in priority to its shareholders.

(20)	A corporation shall not make a payment to a dissenting shareholder under this section if there are reasonable grounds for believing that

(a)	the corporation is or would after the payment be unable to pay its liabilities as they become due; or

(b)	the realizable value of the corporation’s assets would thereby be less than the aggregate of its liabilities. S.Y. 2002, c.20, s.193

ANNEX L

FORM OF THE NEW NOTICE OF ARTICLES

AND ARTICLES OF KODIAK

NOTICE OF ARTICLES

A.	NAME OF COMPANY

Set out the name of the company as set out in Item A of the Continuation Application.

Kodiak Oil & Gas Corp.

B.	TRANSLATION OF COMPANY NAME

Set out every translation of the company name that the company intends to use outside of Canada.

C.	DIRECTOR NAME(S) AND ADDRESS(ES)

Set out the full name, delivery address and mailing address (if different) of every director of the company. The director may select to provide either (a) the delivery address and, if different, the mailing address for the office at which the individual can usually be served with records between 9 a.m. and 4 p.m. on business days or (b) the delivery address and, if different, the mailing address of the individual’s residence. The delivery address must not be a post office box. Attach an additional sheet if more space is required.

LAST NAME FIRST NAME MIDDLE NAME	DELIVERY ADDRESS INCLUDING PROVINCE/STATE, COUNTRY AND POSTAL/ ZIP CODE	MAILING ADDRESS INCLUDING PROVINCE/STATE, COUNTRY AND POSTAL/ ZIP CODE

Peterson, Lynn A.	1625 Broadway, Suite 250 Denver, Colorado U.S.A. 80202

Catlin, James E.	1625 Broadway, Suite 250 Denver, Colorado U.S.A. 80202

Knutson, Rodney D.	1625 Broadway, Suite 250 Denver, Colorado U.S.A. 80202

Lidstone, Jr., Herrick K.	1625 Broadway, Suite 250 Denver, Colorado U.S.A. 80202

Krysiak, William J.	1625 Broadway, Suite 250 Denver, Colorado U.S.A. 80202

D.	REGISTERED OFFICE ADDRESSES

DELIVERY ADDRESS OF THE COMPANY’S REGISTERED OFFICE (INCLUDING BC and POSTAL CODE)

Robson Court, 1000 – 840 Howe Street, Vancouver, BC V6Z 2M1

MAILING ADDRESS OF THE COMPANY’S REGISTERED OFFICE (INCLUDING BC and POSTAL CODE)

Robson Court, 1000 – 840 Howe Street, Vancouver, BC V6Z 2M1

E.	RECORDS OFFICE ADDRESSES

DELIVERY ADDRESS OF THE COMPANY’S RECORDS OFFICE (INCLUDING BC and POSTAL CODE)

Robson Court, 1000 – 840 Howe Street, Vancouver, BC V6Z 2M1

MAILING ADDRESS OF THE COMPANY’S RECORDS OFFICE (INCLUDING BC and POSTAL CODE)

Robson Court, 1000 – 840 Howe Street, Vancouver, BC V6Z 2M1

F.	AUTHORIZED SHARE STRUCTURE

	Maximum number of shares of this class or series of shares that the company is authorized to issue, or indicate there is no maximum number	Kind of shares of this class or series of shares		Are there special rights or restrictions attached to the shares of this class or series of shares?
Identifying name of class or series of shares	MAXIMUM NUMBER OF SHARES AUTHORIZED OR NO MAXIMUM NUMBER	PAR VALUE OR WITHOUT PAR VALUE	TYPE OF CURRENCY	YES/NO
Common	no maximum number	without par value	n/a	No

Incorporation Number:

ARTICLES

OF

KODIAK OIL & GAS CORP.

Province of British Columbia

Business Corporations Act

ARTICLE 1

INTERPRETATION

Section 1.1	Definitions	L-8

ARTICLE 2

BUSINESS OF THE COMPANY

Section 2.1	Registered Office	L-9
Section 2.2	Common Seal	L-9
Section 2.3	Financial Year	L-9
Section 2.4	Execution of Instruments	L-9
Section 2.5	Banking Arrangements	L-9
Section 2.6	Voting Rights in Other Bodies Corporate	L-9
Section 2.7	Withholding Information from Shareholders	L-9

ARTICLE 3

BORROWING AND SECURITIES

Section 3.1	Borrowing Power	L-10
Section 3.2	Delegation of Borrowing Power	L-10

ARTICLE 4

DIRECTORS

ARTICLE 5

COMMITTEES

Section 5.1	Committee of Directors	L-13
Section 5.2	Transaction of Business	L-14
Section 5.3	Audit Committee	L-14
Section 5.4	Procedure	L-14

ARTICLE 6

OFFICERS

ARTICLE 7

PROTECTION OF DIRECTORS, OFFICERS AND OTHERS

Section 7.1	Limitation of Liability	L-16
Section 7.2	Indemnity	L-16
Section 7.3	Insurance	L-16

ARTICLE 8

SHARES

ARTICLE 9

DIVIDENDS AND RIGHTS

Section 9.1	Dividends	L-19
Section 9.2	Dividend Cheques	L-19
Section 9.3	Non-Receipt of Cheques	L-19
Section 9.4	Record Date for Dividends and Rights	L-19
Section 9.5	Unclaimed Dividends	L-20

ARTICLE 10

MEETINGS OF SHAREHOLDERS

ARTICLE 11

DIVISIONS AND DEPARTMENTS

Section 11.1	Creation and Consolidation of Divisions	L-24
Section 11.2	Name of Division	L-24
Section 11.3	Officers of Division	L-24

ARTICLE 12

NOTICES

Section 12.1	Method of Giving Notices	L-25
Section 12.2	Notice to Joint Shareholder	L-25
Section 12.3	Computation of Time	L-25
Section 12.4	Undelivered Notices	L-25
Section 12.5	Proof of Service	L-25
Section 12.6	Omissions and Errors	L-25
Section 12.7	Persons Entitled by Death or Operation of Law	L-26
Section 12.8	Waiver of Notice	L-26

ARTICLE 13

ALTERATIONS

Section 13.1	Alteration of Articles	L-26

Incorporation Number:

ARTICLES OF

KODIAK OIL & GAS CORP.

(the “Company”)

ARTICLE 1

INTERPRETATION

Section 1.1 Definitions

In these Articles, unless the context otherwise requires:

“Act” means the Business Corporations Act (British Columbia), and any statute that may be substituted therefor, as from time to time amended; marginal references to sections of the Act herein are not made for the purpose of modifying or affecting the meaning of any provision of these Articles in any way but are inserted only for the purpose of directing the attention to provisions of the Act which may be regarded as relevant;

“appoint” includes “elect” and vice versa;

“Articles” means these Articles, as from time to time amended or restated;

“Board” means the Board of Directors of the Company;

“Company” means the company continued by Certificate of Continuation under the Act and named: KODIAK OIL & GAS CORP.

“meeting of Shareholders” includes an annual general meeting of Shareholders and a special meeting of Shareholders; “special meeting of Shareholders” includes both a meeting of any class or classes acting separately from any other class or classes and also a general meeting, other than an annual general meeting, of all Shareholders entitled to vote at general meetings of Shareholders;

“non-business day” means Saturday, Sunday and any other day that is a holiday as defined in the Interpretation Act (British Columbia);

“recorded address” means in the case of a Shareholder his address as recorded in the securities register; and in the case of joint Shareholders the address appearing in the securities register in respect of such joint holdings determined under Section 8.9; and in the case of a Director, Officer, auditor or member of a Committee of Directors, his latest address as recorded in the records of the Company; and

“Securities Transfer Act” means the Securities Transfer Act (British Columbia), and any statute that may be substituted therefor, as from time to time amended.

Save as aforesaid, words and expressions defined in the Act have the same meaning when used herein; and words importing the singular number include the plural and vice versa; words importing gender include the masculine, feminine and neuter genders; and words importing persons include individuals, bodies corporate, partnerships trusts and unincorporated organizations.

ARTICLE 2

BUSINESS OF THE COMPANY

Section 2.1 Registered Office

The registered office of the Company shall be at such location in the Province of British Columbia as the Board may from time to time determine by directors’ resolution.

Section 2.2 Common Seal

Until changed by the Board, the common seal of the Company and any facsimiles thereof adopted by the Board for use in jurisdictions outside British Columbia shall be in the form approved by the Directors.

Section 2.3 Financial Year

The financial year of the Company shall end on the day in each year that is established by the Board.

Section 2.4 Execution of Instruments

Deeds, transfers, assignments, contracts, obligations, certificates and other instruments required by law or otherwise by these Articles or any resolution of the Board or Shareholders of the Company to be executed under common seal may be signed on behalf of the Company by either the President or the Secretary of the Company. However, notwithstanding the foregoing, the Board may from time to time direct the manner in which and the person or persons by whom any particular instrument or class of instruments may or shall be signed or sealed. Any signing Officer may affix the common seal to any instrument requiring the same.

Section 2.5 Banking Arrangements

The banking business of the Company including, without limitation, the borrowing of money and the giving of security therefor, shall be transacted with such banks, trust companies or other bodies corporate or organizations as may from time to time be designated by or under the authority of the Board. Such banking business or any part thereof shall be transacted under such agreements, instructions and delegations of powers as the Board may from time to time by resolution prescribe or authorize.

Section 2.6 Voting Rights in Other Bodies Corporate

The signing Officers of the Company may execute and deliver proxies and arrange for the issuance of voting certificates or other evidence of the right to exercise the voting rights attaching to any securities held by the Company. Such instruments, certificates or other evidence shall be in favour of such person or persons as may be determined by the Officers executing such proxies or arranging for the issuance of voting certificates or such other evidence of the right to exercise such voting rights. In addition the Board may from time to time direct the manner in which and the person or persons by whom any particular voting rights or class of voting rights may or shall be exercised.

Section 2.7 Withholding Information from Shareholders

Subject to the provisions of the Act, no Shareholder shall be entitled to discovery of any information respecting any details or conduct of the Company’s business which, in the opinion of the Board, it would be inexpedient in the interests of the Shareholders or the Company to communicate to the public. The Board may from time to time determine whether and to what extent and at what time and place and under what conditions or regulations the accounts, records and documents of the Company or any of them shall be open to the inspection of Shareholders and no Shareholder shall have any right of inspecting any account, record or document of the Company except as conferred by the Act or authorized by the Board or by resolution passed at a general meeting of Shareholders.

ARTICLE 3

BORROWING AND SECURITIES

Section 3.1 Borrowing Power

Without limiting the powers of the Company as set forth in the Act, the Board is authorized from time to time:

(1)	to borrow money upon the credit of the Company in such amounts and on such terms as may be deemed expedient by obtaining loans or advances or by way of overdraft or otherwise;

(2)	to issue, reissue, sell or pledge bonds, debentures, notes or other evidence of indebtedness or guarantees of the Company, whether secured or unsecured for such sums and at such prices as may be deemed expedient;

(3)	subject to the Act, to issue guarantees on behalf of the Company to secure the performance of the obligations of any person; and

(4)	to charge, mortgage, hypothecate, pledge or otherwise create a security interest in all or any currently owned or subsequently acquired real or personal, movable or immovable, property and undertaking of the Company, including book debts, rights, powers and franchises for the purpose of securing any such bonds, debentures, notes or other evidences of indebtedness or guarantee or any other present or future indebtedness or liability of the Company.

Nothing in this section limits or restricts the borrowing of money by the Company on bills of exchange or promissory notes made, drawn, accepted or endorsed by or on behalf of the Company.

Section 3.2 Delegation of Borrowing Power

The Board may from time to time delegate to such one or more of the Directors or Officers of the Company as may be designated by the Board all or any of the powers conferred on the Board by Section 3.1 to such extent and in such manner as the Board shall determine at the time of each such delegation.

ARTICLE 4

DIRECTORS

Section 4.1 Number of Directors and Quorum

The Board shall consist of not fewer than three and not more than ten Directors. Subject to Section 4.7 and subject also to the Act, the quorum for the transaction of business at any meeting of the Board shall consist of a majority of the Directors.

Section 4.2 Qualification

No person shall be qualified for election as a Director if he is not qualified as required by the Act to become or act as a Director. A Director need not be a Shareholder.

Section 4.3 Election and Term

Each Director named in the Notice of Articles filed at the time of continuation shall hold office from the date of the Certificate of Continuation until the first meeting of Shareholders thereafter. An election of Directors shall take place at such first meeting of Shareholders and at each annual general meeting of Shareholders thereafter and all the Directors then in office shall retire but, if qualified, shall be eligible for re-election. A Director shall retain office only until the election of his successor. The number of Directors to be elected at any such meeting shall be the number of Directors then in office unless the Directors or the Shareholders otherwise determine. The election shall be by ordinary resolution of the Shareholders. If an election of Directors is not held at the proper time, the incumbent Directors shall continue in office until their successors are elected.

Section 4.4 Removal of Directors

Subject to the provisions of the Act, the Shareholders may by ordinary resolution passed at a special meeting remove any Director from office and the vacancy created by such removal may be filled at the same meeting failing which it may be filled by the Directors.

Section 4.5 Vacation of Office

A Director ceases to hold office when: he dies; he is removed from office by the Shareholders; he ceases to be qualified for election as a Director; or his written resignation is sent or delivered to the Company, or if a time is specified in such resignation, at the time so specified, whichever is later.

Section 4.6 Vacancies

Subject to the Act and these Articles, a quorum of the Board may fill a vacancy in the Board, except a vacancy resulting from an increase in the minimum number of Directors or from a failure of the Shareholders to elect the minimum number of Directors. The Board may, between annual general meetings of the Company, appoint one of more additional directors to serve until the next annual general meeting but the number of additional directors shall not at any time exceed one third of the number of directors who held office at the expiration of the last annual general meeting, and in no event shall the total number of directors exceed the maximum number of directors fixed pursuant to Section 4.1 of these Articles. In the absence of a quorum of the Board, or if the vacancy has arisen from a failure of the Shareholders to elect the minimum number of Directors, the Board shall forthwith call a special meeting of Shareholders to fill the vacancy. If the Board fails to call such meeting or if there are no such Directors then in office, any Shareholder may call the meeting.

Section 4.7 Action by the Board

The Board shall manage the business and affairs of the Company. The powers of the Board may be exercised by resolution passed at a meeting at which a quorum is present or by resolution in writing, whether by document, telegram, telecopy or any method of transmitting legibly recorded messages or other means, signed by all the Directors entitled to vote on that resolution at a meeting of the Board and any resolution in writing so signed shall be as valid as if it had been passed at a meeting of Directors or a Committee of Directors and shall be held to relate to any date therein stated to be the effective date thereof, and a copy of every such resolution in writing shall be kept with the minutes of the proceedings of Directors or Committee of Directors. Where there is a vacancy in the Board, the remaining Directors may exercise all the powers of the Board so long as a quorum remains in office. Where the Company has only one Director, that Director may constitute a meeting. An act of a Director is valid notwithstanding any irregularity in his election or appointment or a defect in his qualifications.

Section 4.8 Meetings by Telephone

If all of the Directors consent, a Director may participate in a meeting of the Board or of a Committee of Directors by means of such telephone or other communications facilities as permit all persons participating in the meeting to hear each other, and a Director participating in such a meeting by such means is deemed to be present at the meeting. Any such consent shall be effective whether given before or after the meeting to which it relates and may be given with respect to all meetings of the Board and of Committees of Directors held while a Director holds office.

Section 4.9 Place of Meeting

Meetings of the Board may be held at any place in or outside Canada.

Section 4.10 Calling of Meetings

Meetings of the Board shall be held from time to time and at such place as the Board may determine. In addition, each of the Chairman of the Board, the Managing Directors, the President or any two Directors may convene or direct the convening of a meeting of the Board.

Section 4.11 Notice of Meeting

Except as otherwise provided in Section 4.12, notice of the time and place of each meeting of the Board shall be given in the manner provided in Section 12.1 to each Director not less than 48 hours before the time when the meeting is to be held. A notice of a meeting of Directors need not specify the purpose of or the business to be transacted at the meeting except where such purpose or business includes any proposal to:

(1)	submit to the Shareholders any question or matter requiring approval of the Shareholders;

(2)	fill a vacancy among the Directors or in the office of auditor;

(3)	issue securities;

(4)	declare dividends;

(5)	purchase, redeem, or otherwise acquire shares of the Company;

(6)	pay a commission for the sale of shares;

(7)	approve a management proxy circular;

(8)	approve any annual financial statements; or

(9)	adopt, amend or repeal these Articles.

A Director may in any manner waive notice of or otherwise consent to a meeting of the Board either before or after the convening of the meeting.

Section 4.12 Regular Meetings

The Board may by resolution appoint a day or days in any month or months for regular meetings of the Board at a place and hour to be named in the resolution. No notice shall be required for any such regular meeting.

Section 4.13 First Meeting of New Board

Provided a quorum of Directors is present, each newly elected Board may without notice hold its first meeting immediately following the meeting of Shareholders at which such Board or portion thereof is elected.

Section 4.14 Adjourned Meeting

Notice of an adjourned meeting of the Board is not required if the time and place of the adjourned meeting is announced at the original meeting.

Section 4.15 Chairman

The Chairman of any meeting of the Board shall be the first mentioned of such of the following Officers as have been appointed and who is a Director and is present at the meeting: Chairman of the Board, Managing Director, President, or Vice-President who is a Director. If no such Officer is present, the Directors present shall choose one of their number to be Chairman.

Section 4.16 Votes to Govern

At all meetings of the Board every question shall be decided by a majority of the votes cast on the question. In cases of an equality of votes the Chairman of the meeting shall not be entitled to a second or casting vote.

Section 4.17 Conflict of Interest

A Director or Officer who is a party to, or who is a Director or Officer of or has a material interest in any person who is a party to, a material contract or proposed material contract with the Company shall disclose the nature and extent of his interest at the time and in the manner provided by the Act. Any such contract or proposed contract shall be referred to the Board or Shareholders for approval even if such contract is one that in the ordinary course of the Company’s business would not require approval by the Board or Shareholders, and a Director interested in a contract so referred to the Board shall not vote on any resolution to approve the same except as provided by the Act.

Section 4.18 Remuneration and Expenses

The Directors shall be paid such remuneration for their services as the Board may from time to time determine. The Directors shall also be entitled to be reimbursed for travelling and other expenses properly incurred by them in attending meetings of the Board or any committee thereof. Nothing herein contained shall preclude any Director from serving the Company in any other capacity and receiving remuneration therefor.

ARTICLE 5

COMMITTEES

Section 5.1 Committee of Directors

(1)	The Board may appoint one or more Committees of Directors, however designated, and delegate to such committee any of the powers of the Board except those which, under the Act, a Committee of Directors has no authority to exercise.

(2)	The Board may by resolution appoint an Executive Committee to consist of such member or members of their body as they think fit, which Committee shall have, and may exercise during the intervals between the meetings of the Board, all the powers vested in the Board except the power to fill vacancies in the Board, the power to change the membership of, or fill vacancies in, said Committee or any other committee of the Board and such other powers, if any, as may be specified in the resolution. The said Committee shall keep regular minutes of its transactions and shall cause them to be recorded in books kept for that purpose, and shall report the same to the Board of Directors at such times as the Board of Directors may from time to time require. The Board shall have the power at any time to revoke or override the authority given to or acts done by the Executive Committee except as to acts done before such revocation or overriding and to terminate the appointment or change the membership of such Committee and to fill vacancies in it. The Executive Committee may make rules for the conduct of its business and may appoint such assistants as it may deem necessary. A majority of the members of said Committee shall constitute a quorum thereof.

(3)	The Board may from time to time by resolution constitute, dissolve or reconstitute standing committees and other committees consisting of such persons as the Board may determine. Every committee constituted by the Board shall have the powers, authorities and discretions delegated to it by the Board (which shall not include the power to fill vacancies in the Board and the power to change the membership of or fill vacancies in any committee constituted by the Board or the power to appoint or remove officers appointed by the Board) and shall conform to the regulations which may from time to time be imposed upon it by the Board.

(4)	The Executive Committee and any other committee may meet and adjourn as it thinks proper. Questions arising at any meeting shall be determined by a majority of votes of the members of the committee present, and in case of an equality of votes the chairman shall not have a second or casting vote. A resolution approved in writing by all the members of the Executive Committee or any other committee shall be as valid and effective as if it had been passed at a meeting of such Committee duly called and constituted. Such resolution may be in two or more counterparts which together shall be deemed to constitute one resolution in writing. Such resolution shall be filed with the minutes of the proceedings of the committee and shall be effective on the date stated thereon or on the latest date stated in any counterpart.

Section 5.2 Transaction of Business

Subject to the provisions of Section 4.7, the powers of a Committee of Directors may be exercised by a meeting at which a quorum is present or by resolution in writing signed by all the members of such committee who would have been entitled to vote on that resolution at a meeting of the committee. Meetings of such committee may be held at any place in or outside Canada.

Section 5.3 Audit Committee

When required by the Act the Board shall, and at any other time the Board may, elect annually from among its number an audit committee to be composed of not fewer than three directors of whom a majority shall not be Officers or employees of the Company or its affiliates. The audit committee shall have the powers and duties provided in the Act.

Section 5.4 Procedure

Unless otherwise determined by the Board, each Committee of Directors shall have the power to fix its quorum at not less than a majority of its members, to elect its Chairman and to regulate its procedure.

ARTICLE 6

OFFICERS

Section 6.1 Appointment

The Board may from time to time appoint a President, one or more Vice-Presidents (to which title may be added words indicating seniority or function), a Secretary, a Treasurer and such other Officers as the Board may determine, including one or more assistants to any of the Officers so appointed (herein referred to as “Officers”). The Board may specify the duties of and, in accordance with these Articles and subject to the provisions of the Act, delegate to such Officers powers to manage the business and affairs of the Company. Subject to Sections 6.2, 6.3 and 6.4, an Officer may but need not be a Director and one person may hold more than one office.

Section 6.2 Chairman of the Board

The Board may from time to time also appoint a Chairman of the Board who shall be a Director. The Chairman of the Board shall, when present, preside at all meetings of the Board, Committees of Directors and at all meetings of shareholders. In addition, the Board may assign to him any of the powers and duties that may by the provisions of these Articles be assigned to the Managing Director or to the President; and he shall have such other powers and duties as the Board may specify.

Section 6.3 Managing Director

The Board may from time to time appoint a Managing Director who shall be a Director. If appointed, he shall be the Chief Executive Officer and, subject to the authority of the Board, shall have general supervision of the business and affairs of the Company; and he shall, subject to the provisions of the Act, have such other powers and duties as the Board may specify. During the absence or disability of the President, or if no President has been appointed, the Managing Director shall also have the powers and duties of the President’s office.

Section 6.4 President

The Board, from time to time, may elect from its number, a President. The President, in the absence or non-appointment of the Chairman of the Board, shall preside at meetings of the Board and at all meetings of the Shareholders. He shall have general and active management of the business and affairs of the Company, and without limitation to the foregoing:

(1)	he shall have general supervision and direction of all the other officers of the Company;

(2)	he shall submit the annual report of the Board, if any, and the annual balance sheets and financial statements of the business and affairs and reports on the financial position of the Company as required by the statutes to the annual general meeting and from time to time shall report to the Board on all matters within his knowledge which the interest of the Company requires to be brought to their attention;

(3)	he shall be ex-officio a member of all standing committees.

Section 6.5 Vice-President

A Vice-President shall have such powers and duties as the Board may specify.

Section 6.6 Secretary

The Secretary shall attend and be the Secretary of all meetings of the Board, Shareholders and Committees of the Board and shall enter or cause to be entered in records kept for that purpose minutes of all proceedings thereat; he shall give or cause to be given, as and when instructed, all notices to Shareholders, Directors, Officers, the auditor and members of the Committees of Directors; he shall be the custodian of the stamp or mechanical device generally used for affixing the common seal of the Company and of all books, papers, records, documents and instruments belonging to the Company, except when some other Officer or agent has been appointed for that purpose; and he shall have such other powers and duties as the Board may specify.

Section 6.7 Treasurer

The Treasurer shall keep proper accounting records in compliance with the Act and shall be responsible for the deposit of money, the safekeeping of securities and the disbursement of the funds of the Company; he shall render to the Board whenever required an account of all his transactions as Treasurer and of the financial position of the Company; and he shall have such other powers and duties as the Board may specify.

Section 6.8 Powers and Duties of Other Officers

The powers and duties of all other Officers shall be such as the terms of their engagement call for or as the Board or the Chief Executive Officer may specify. Any of the powers and duties of an Officer to whom an assistant has been appointed may be exercised and performed by such assistant, unless the Board otherwise directs.

Section 6.9 Variation of Powers and Duties

The Board may from time to time and subject to the provisions of the Act, vary, add to or limit the powers and duties of any Officer.

Section 6.10 Term of Office

The Board, in its discretion, may remove any Officer of the Company, without prejudice to such Officer’s rights under any employment contract, otherwise each Officer appointed by the Board shall hold office until the earlier of the date his resignation becomes effective, the date his successor is appointed or he shall cease to be qualified for that office.

Section 6.11 Terms of Employment and Remuneration

The terms of employment and the remuneration of Officers appointed by the Board shall be settled by it from time to time.

Section 6.12 Conflict of Interest

An Officer shall disclose his interest in any material contract or proposed material contract with the Company in accordance with Section 4.17.

Section 6.13 Agents and Attorneys

The Board shall have power from time to time to appoint agents or attorneys for the Company in or outside of Canada with such powers of management or otherwise (including the power to sub-delegate) as may be thought fit.

Section 6.14 Fidelity Bonds

The Board may require such Officers, employees and agents of the Company as the Board deems advisable to furnish bonds for the faithful discharge of their powers and duties, in such form and with such surety as the Board may from time to time determine.

ARTICLE 7

PROTECTION OF DIRECTORS, OFFICERS AND OTHERS

Section 7.1 Limitation of Liability

No Director shall be liable for the acts, receipts, neglects or defaults of any other Director or Officer or employee, or for joining in any receipt or other act for conformity, or for any loss, damage or expense happening to the Company through the insufficiency or deficiency of title to any property acquired for or on behalf of the Company, or for the insufficiency or deficiency of any security in or upon which any of the moneys of the Company shall be invested, or for any loss or damage arising from the bankruptcy, insolvency or tortious acts of any person with whom any of the moneys, securities or effects of the Company shall be deposited, or for any loss occasioned by any error of judgement or oversight on his part, or for any other loss, damage or misfortune whatever which shall happen in the execution of the duties of his office or in relation thereto, unless the same are occasioned by his own wilful neglect or default; provided that nothing herein shall relieve any Director or Officer from the duty to act in accordance with the Act and the regulations thereunder or from liability for any breach thereof.

Section 7.2 Indemnity

Subject to the limitations contained in the Act, and to the extent he is otherwise fairly and reasonably entitled thereto, the Company shall indemnify a Director or Officer, a former Director or Officer, or a person who acts or acted at the Company’s request as a Director or Officer of a body corporate of which the Company is or was a Shareholder or creditor (or a person who undertakes or has undertaken any liability on behalf of the Company or any such body corporate) and his heirs and legal representatives, against all costs, charges and expenses, including an amount paid to settle an action or satisfy a judgement, reasonably incurred by him in respect of any civil, criminal or administrative action or proceeding to which he is made a party by reason of being or having been a Director or Officer of the Company or such body corporate, if:

(1)	he acted honestly and in good faith with a view to the best interests of the Company; and

(2)	in the case of a criminal or administrative action or proceeding that is enforced by a monetary penalty, he had reasonable grounds for believing that his conduct was lawful.

Section 7.3 Insurance

Subject to the limitations contained in the Act, the Company may purchase and maintain such insurance for the benefit of its Directors and Officer as such, as the Board may from time to time determine.

ARTICLE 8

SHARES

Section 8.1 Allotment and Issue

The Board may from time to time allot, or grant options to purchase the whole or any part of the authorized and unissued shares of the Company at such times and to such persons and for such consideration as the Board shall determine, provided that no share shall be issued until it is fully paid as prescribed by the Act. No holder of any class of share of the capital of the Company shall be entitled as of right to subscribe for, purchase or receive any part of any new or additional issue of shares of any class, whether now or hereafter authorized or any bonds, debentures or other securities convertible into shares of any class.

Section 8.2 Commissions

The Board may from time to time authorize the Company to pay a reasonable commission to any person in consideration of his purchasing or agreeing to purchase shares of the Company, whether from the Company or from any other person, or procuring or agreeing to procure purchasers for any such shares.

Section 8.3 Registration of Transfer

(1)	Subject to the provisions of the Act and the Securities Transfer Act, the transfer of a share may only be registered in the Company’s securities register upon:

(a)	presentation of the certificate representing such share with an endorsement, which complies with the Securities Transfer Act, made on the certificate or delivered with the certificate, duly executed by an appropriate person as provided by the Securities Transfer Act, together with reasonable assurance that the endorsement is genuine and effective, upon payment of all applicable taxes and in any reasonable fees prescribed by the Board; or

(b)	in the case of shares electronically issued without a certificate, upon receipt of proper transfer instructions from the registered holder of the shares, a duly authorized attorney of the registered owner of the shares or an individual presenting proper evidence of succession, assignment or authority to the transfer of the shares.

(2)	The signature of the registered owner of any shares, or of his duly authorized attorney, upon an authorized instrument of transfer shall constitute a complete and sufficient authority to the Company, its Directors, Officers and agents to register, in the name of the transferee as named in the instrument of transfer, the number of shares specified therein or, if no number is specified, all the shares of the registered owner represented by share certificates deposited with the instrument of transfer. If no transferee is named in the instrument of transfer, the instrument of transfer shall constitute a complete and sufficient authority to the Company, its Directors, Officers and agents to register, in the name of the person on whose behalf any certificate for the shares to be transferred is deposited with the Company for the purpose of having the transfer registered, the number of shares specified in the instrument of transfer or, if no number is specified, all the shares represented by all share certificates deposited with the instrument of transfer.

(3)	Neither the Company nor any Director, Officer or agent thereof shall be bound to inquire into the title of the person named in the form of transfer as transferee, or, if no person is named therein as transferee, of the person on whose behalf the certificate is deposited with the Company for the purpose of having the transfer registered or be liable to any claim by such registered owner or by any intermediate owner or holder of the certificate or of any of the shares represented thereby or any interest therein for registering the transfer, and the transfer, when registered, shall confer upon the person in whose name the shares have been registered a valid title to such shares.

(4)

Every instrument of transfer shall be executed by the transferor and left at the registered office of the Company or at the office of its transfer agent or branch transfer agent or registrar for registration together with the share certificate for the shares to be transferred and such other evidence, if any, as the Directors or the transfer agent or branch transfer agent or registrar or branch registrar may require to prove the title of the transferor or his right to transfer the shares and the right of the transferee to have the transfer registered. All instruments of transfer where the transfer is registered shall be retained by the Company or its transfer agent or branch transfer agent or registrar or branch registrar and any instrument of transfer, where the transfer is not registered, shall be returned to the person depositing the same together with the share certificate which accompanied the same when tendered for registration.

There shall be paid to the Company in respect of the registration of any transfer such sum, if any, as the Directors may from time to time determine.

Section 8.4 Transfer Agents and Registrars

The Board may from time to time appoint a registrar or transfer agent to maintain the securities register and may also appoint one or more branch registrars or branch transfer agents to maintain branch securities registers. The Board may at any time terminate any such appointment.

Section 8.5 [Intentionally Deleted]

Section 8.6 Non-Recognition of Trusts

Subject to the provisions of the Act, the Company shall treat as absolute owner of the share the person in whose name the share is registered in the securities register as if that person had full legal capacity and authority to exercise all rights of ownership, irrespective of any indication to the contrary through knowledge or notice or description in the Company’s records or on the share certificate.

Section 8.7 Share Certificates

The shares of the Company shall be represented by certificates or, where allowed for or required by applicable law, shall be electronically issued without a certificate. Every holder of one or more shares of the Company is entitled, at the option of the holder, to a share certificate, or a non-transferable written certificate of acknowledgement of the right to obtain a share certificate, stating the number and the class of shares held as shown on the securities register. Any certificate shall be signed in accordance with the Act and these Articles and need not be under common seal. Certificates may be manually countersigned by at least one director or officer of the Company or by or on behalf of a registrar or transfer agent of the Company. Subject to the provisions of the Act, the signature of any signing director, officer, transfer agent or registrar may be printed or mechanically reproduced on the certificate. Every printed or mechanically reproduced signature is deemed to be the signature of the person whose signature it reproduces and is binding on the Company. A certificate executed as set out in this section is valid even if a director or officer whose printed or mechanically reproduced signature appears on the certificate no longer holds office as of the date of the issue of the certificate.

Section 8.8 Replacement of Share Certificates

The Board or any Officer or agent designated by the Board may in its or his discretion direct the issue of a new share certificate in lieu of and upon cancellation of a share certificate that has been mutilated or in substitution for a share certificate claimed to have been lost, destroyed or wrongfully taken or which does not comply as to form with the requirements from time to time of the Act in this regard, on payment of such fee as the Board may direct and on such terms as to indemnity, reimbursement of expenses and evidence of loss and of title as the Board may from time to time prescribe, whether generally or in any particular case.

Section 8.9 Joint Shareholders

If two or more persons are registered as joint holders of any share, the Company shall not be bound to issue more than one certificate in respect thereof, and delivery of such certificate to one of such persons shall be sufficient delivery to all of them. Any one of such persons may give effectual receipts for the certificate issued in respect thereof or for any dividend, bonus, return of capital or other money payable or warrant issuable in respect of such share. Joint Shareholders may collectively designate in writing an address as their recorded address for service of notice and payment of dividends, but in default of such designation the address of the first named joint Shareholder shall be deemed to be the recorded address aforesaid.

Section 8.10 Deceased Shareholders

In the event of the death of a holder, or of one of the joint holders, of any share, the Company shall not be required to make any entry in the securities register in respect thereof or to make payment of any dividends thereon except upon production of all such documents as may be required by law and upon compliance with the reasonable requirements of the Company and its transfer agents.

ARTICLE 9

DIVIDENDS AND RIGHTS

Section 9.1 Dividends

Subject to the provisions of the Act, the Board may from time to time declare dividends payable to the Shareholders according to their respective rights and interest in the Company. Dividends may be paid in money or property or by issuing fully paid shares of the Company.

Section 9.2 Dividend Cheques

A dividend payable in cash shall be paid by cheque drawn on the Company’s bankers or one of them to the order of each registered holder of shares of the class or series in respect of which it has been declared and mailed by prepaid ordinary mail to such registered holder at his recorded address, unless such holder otherwise directs. In the case of joint holders the cheque shall, unless such joint holders otherwise direct, be made payable to the order of all such joint holders and mailed to them at their recorded address. The mailing of such cheque as aforesaid, unless the same is not paid on due presentation, shall satisfy and discharge the liability for the dividend to the extent of the sum represented thereby plus the amount of any tax which the Company is required to and does withhold.

Section 9.3 Non-Receipt of Cheques

In the event of non-receipt of any dividend cheque by the person to whom it is sent as aforesaid, the Company shall issue to such person a replacement cheque for a like amount on such terms as to indemnity, reimbursement of expenses and evidence of non-receipt and of title as the Board may from time to time prescribe, whether generally or in any particular case.

Section 9.4 Record Date for Dividends and Rights

The Board may fix in advance a date, preceding by not more than 50 days the date for the payment of any dividend or the date for the issue of any warrant or other evidence of right to subscribe for securities of the Company, as a record date for the determination of the persons entitled to receive payment of such dividend or to exercise the right to subscribe for such securities. Where no record date is fixed in advance as aforesaid, the record date for the determination of the persons entitled to receive payment of any dividend or to exercise the right to subscribe for securities of the Company shall be at the close of business on the day on which the resolution relating to such dividend or right to subscribe is passed by the Board.

Section 9.5 Unclaimed Dividends

Any dividend unclaimed after a period of six years from the date on which the same has been declared to be payable shall be forfeited and shall revert to the Company.

ARTICLE 10

MEETINGS OF SHAREHOLDERS

Section 10.1 Annual General Meetings

The annual general meeting of Shareholders shall be held at such time in each year and, subject to Section 10.4, at such place as the Board, the Chairman of the Board, the Managing Director or the President may from time to time determine, for the purpose of considering the financial statements and reports required by the Act to be placed before the annual general meeting, electing Directors, appointing auditors and for the transaction of such other business as may properly be brought before the meeting.

Section 10.2 Special Meetings

The Board, the Chairman of the Board, the Managing Director or the President shall have power to call a special meeting of Shareholders at any time.

Section 10.3 Special Business

All business transacted at a special meeting of Shareholders and all business transacted at an annual general meeting of Shareholders, except consideration of the financial statements, auditors reports, election of directors and reappointment of the incumbent auditors, is deemed to be special business.

Section 10.4 Place of Meeting

Meetings of Shareholders may be held in the Yukon Territory, the Province of British Columbia, the State of Colorado or such other place or places outside British Columbia as the directors in their absolute discretion may determine from time to time.

Section 10.5 Notice of Meeting

Notice of the time and place of each meeting of Shareholders shall be given in the manner provided in Section 12.1 not less than 21 nor more than 50 days before the date of the meeting to each Director, to the auditor and to each Shareholder who at the close of business on the record date, if any, for notice is entered in the securities register as the holder of one or more shares carrying the right to vote at the meeting. Notice of a meeting of Shareholders called for any purpose other than consideration of the financial statements and auditor’s report, election of Directors and re-appointment of the incumbent auditor shall state the nature of such business in sufficient detail to permit the Shareholder to form a reasoned judgement thereon and shall state the text of any special resolution to be submitted to the meeting. A Shareholder and any other person entitled to attend a meeting of Shareholders may in any manner waive notice of or otherwise consent to a meeting of Shareholders.

Section 10.6 List of Shareholders Entitled to Notice

For every meeting of Shareholders, at any time that the Company has more than 15 Shareholders entitled to vote at a meeting of Shareholders, the Company shall prepare a list of Shareholders entitled to receive notice of the meeting, arranged in alphabetical order and showing the number of shares entitled to vote at the meeting held by each Shareholder. If a record date for the meeting is fixed pursuant to Section 10.7, the Shareholders listed shall be those registered at the close of business on the record date, such list to be prepared on a day not later than

10 days after such record date. If no record date is fixed, the list of Shareholders shall be prepared no later than at the close of business on the day immediately preceding the day on which notice of the meeting is given, or where no such notice is given, the day on which the meeting is held. The list shall be available for examination by any Shareholder during usual business hours at the records office of the Company or at the place where the central securities register is kept and at the place where the meeting is held.

Section 10.7 Record Date for Notice

The Board may fix in advance a record date, preceding the date of any meeting of Shareholders by not more than 50 days and not less than 21 days for the determination of the Shareholders entitled to notice of the meeting. If no record date is so fixed, the record date for the determination of the Shareholders entitled to notice of the meeting shall be the close of business on the day immediately preceding the day on which the notice is given, or if no notice is given, the day on which the meeting is held.

Section 10.8 Meetings Without Notice

A meeting of Shareholders may be held without notice at any time and place permitted by the Act:

(1)	if all the Shareholders entitled to vote thereat are present in person or represented by proxy or waived notice of or otherwise consented to such meeting being held, and

(2)	if the auditor and the Directors are present or waived notice of or otherwise consent to such meeting being held.

At such meeting any business may be transacted which the Company at a meeting of Shareholders may transact.

Section 10.9 Meetings by Telephone

If all the Shareholders consent, a Shareholder may participate in a meeting of Shareholders by means of such telephone or other communications facilities as permit all persons participating in the meeting to hear each other, and a Shareholder participating in such a meeting by such consent shall be effective whether given before or after the meeting to which it relates.

Section 10.10 Chairman, Secretary and Scrutineers

The Chairman of any meeting of Shareholders shall be the first mentioned of such of the following Officers as having been appointed and who is present at the meeting: Chairman of the Board, President, Managing Director, or a Vice-President. If no such Officer is present within 15 minutes from the time fixed for holding the meeting, the persons present and entitled to vote shall choose one of their number to be Chairman. If the Secretary of the Company is absent, the Chairman shall appoint some person, who need not be a Shareholder, to act as Secretary of the meeting. If desired, one or more scrutineers, who need not be Shareholders, may be appointed by a resolution or by the Chairman with the consent of the meeting.

Section 10.11 Persons Entitled to be Present

The only persons entitled to be present at a meeting of Shareholders shall be those entitled to vote thereat, the Directors and auditor of the Company and others who, although not entitled to vote, are entitled or required under any provision of the Act or these Articles to be present at the meeting. Any other person may be admitted only on the invitation of the Chairman of the meeting or with the consent of the meeting.

Section 10.12 Quorum

Subject to Sections 10.23, 10.24 and the Act, a quorum for the transaction of business at any meeting of Shareholders shall be two persons present in person, each being a Shareholder entitled to vote thereat or a duly appointed proxy for an absent Shareholder so entitled and together holding or representing by proxy not less than 5% of the outstanding shares of the Company entitled to vote at the meeting save and except if there is only one Shareholder the quorum shall consist of that one Shareholder. If a quorum is present at the opening of any meeting of Shareholders, the Shareholders present or represented by proxy may proceed with the business of the meeting notwithstanding that a quorum is not present throughout the meeting. If a quorum is not present within one-half hour of the time appointed for convening of any meeting of Shareholders, the Shareholders present or represented by proxy may adjourn the meeting to a fixed time and place subject to Section 10.21 but may not transact any other business provided, however, that if no provision for adjournment is made at any such meeting or adjourned meeting at which a quorum is not present, the meeting shall be dissolved.

Section 10.13 Right to Vote—Record Date for Voting

At any meeting of Shareholders in respect of which the Company has prepared the list referred to in Section 10.6, every person who is named in such list shall be entitled to vote the shares shown thereon opposite his name except, where the Company has fixed a record date in respect of such meeting pursuant to Section 10.7, to the extent that such person has transferred any of his shares after such record date and the transferee, upon producing properly endorsed Certificates evidencing such shares or otherwise establishing that he owns such shares, demands not later than 10 days before the meeting that his name be included in such list, in which event the transferee alone shall be entitled to vote the transferred shares at the meeting. Where no record date for notice has been fixed and no notice of meeting given, or in the absence of a list prepared as aforesaid in respect of a meeting of Shareholders, every person shall be entitled to vote at the meeting who at the time is entered in the securities register as the holder of one or more shares carrying the right to vote at such meeting.

Section 10.14 Proxies

(1)	Every Shareholder entitled to vote at a meeting of Shareholders may appoint a proxyholder, or one or more alternate proxyholders, who need not be Shareholders, to attend and act at the meeting in the manner and to the extent authorized and with the authority conferred by the proxy. A proxy shall be in writing executed by the Shareholder or his attorney and shall conform with any requirements of the Act. An instrument of proxy shall be valid only at the meeting in respect of which it is given or any adjournment thereof.

(2)	Any corporation, other than a subsidiary of the Company, which is a Shareholder of the Company, may by resolution of its Directors or other governing body authorize such person as it thinks fit to act as its representative at any meeting. The person so authorized shall be entitled to exercise in respect of and at such meeting the same powers on behalf of the corporation which he represents as that corporation could exercise if it were an individual member of the Company personally present, including, without limitation, the right, unless restricted by such resolution, to appoint a proxyholder to represent such corporation, and shall, if present at the meeting, be counted for the purpose of forming a quorum and be deemed to be a member present at the meeting. Evidence of the appointment of any such representative may be sent to the Company by written instrument, telegram, telex, facsimile or any method of transmitting legibly recorded messages.

Section 10.15 Time for Deposit of Proxies

The Board may specify in a notice calling a meeting of Shareholders a time, preceding the time of such meeting by not more than 48 hours exclusive of non-business days, before which time proxies to be used at such meeting must be deposited. A proxy shall be acted upon only if, prior to the time so specified, it shall have been deposited by written instrument, telegram, telex, facsimile or any method of transmitting legibly recorded messages with the Company or an agent thereof specified in such notice or, if no such time is specified in such notice, unless it has been received by the Secretary of the Company or by the Chairman of the meeting or any adjournment thereof prior to the time of voting.

Section 10.16 Joint Shareholders

If two or more persons hold shares jointly, any one of them present in person or represented by proxy at a meeting of Shareholders may, in the absence of the other or others, vote the shares but if two or more of those persons are present in person or represented by proxy and vote, they shall vote as one on the shares jointly held by them and in the absence of agreement between those so voting the person named first in the Register shall vote the shares.

Section 10.17 Votes to Govern

At any meeting of Shareholders every question shall, unless otherwise required by these Articles or by law, be determined by a simple majority of the votes cast on the question. In case of an equality of votes either upon a show of hands or upon a poll, the Chairman of the meeting shall not be entitled to a second or casting vote.

Section 10.18 Motion

The Chairman may propose or second a motion.

Section 10.19 Show of Hands

Subject to the provisions of the Act, any question at a meeting of Shareholders shall be decided by a show of hands unless a ballot thereon is required or demanded as hereinafter provided. Upon a show of hands, every person who is present and entitled to vote shall have one vote. Whenever a vote by show of hands shall have been taken upon a question, unless a ballot thereon is so required or demanded, a declaration by the Chairman of the meeting that the vote upon the question has been carried or carried by a particular majority or not carried and an entry to that effect in the minutes of the meeting shall be conclusive evidence of the fact without proof of the number or proportion of the votes recorded in favour of or against any resolution or other proceeding in respect of the said question, and the result of the vote so taken shall be the decision of the Shareholders upon the said question.

Section 10.20 Ballots

(1)	On any question proposed for consideration at a meeting of Shareholders, and whether or not a show of hands has been taken thereof, any Shareholder or proxyholder entitled to vote at the meeting may require or demand a ballot. A ballot so required or demanded shall be taken in such manner as the Chairman shall direct. A requirement or demand for a ballot may be withdrawn at any time prior to the taking of the ballot. If a ballot is taken, each person present shall be entitled in respect of the shares which he is entitled to vote at the meeting upon the question, to that number of votes provided by the Act or these Articles, and the result of the ballot so taken shall be the decision of the Shareholders upon the said question.

(2)	No ballot may be demanded on the election of a Chairman. A ballot demanded on a question of adjournment shall be taken forthwith. A ballot demanded on any other question shall be taken as soon as, in the opinion of the Chairman, is reasonably convenient, but in no event later than seven days after the meeting and at such time and place and in such manner as the Chairman of the meeting directs. The result of the ballot shall be deemed to be the resolution of and passed at the meeting at which the ballot was demanded. Any business other than that upon which the ballot has been demanded may be proceeded with pending the taking of the ballot. In any dispute as to the admission or rejection of a vote the decision of the Chairman made in good faith shall be final and conclusive.

Section 10.21 Adjournment

If a meeting of Shareholders is adjourned for less than 30 days, it shall not be necessary to give notice of the adjourned meeting, other than by announcement at the earliest meeting that it is adjourned. If a meeting of

Shareholders is adjourned by one or more adjournments for an aggregate of 30 days or more, notice of the adjourned meeting shall be given as for an original meeting. At any such adjourned meeting no business shall be transacted other than business left unfinished at the meeting from which the adjournment took place.

Section 10.22 Resolution in Writing

A consent resolution (as defined in the Act) of the Shareholders entitled to vote on that resolution at a meeting of Shareholders is as valid as if it had been passed at a meeting of Shareholders, and shall be held to relate to any date therein stated to be the effective date thereof.

Section 10.23 Only One Shareholder

Where the Company has only one Shareholder or only one holder of any class or series of shares, the Shareholder present in person or by proxy constitutes a meeting.

Section 10.24 Only Two Shareholders

Where the Company has only two Shareholders a quorum for transaction of business at any meeting of Shareholders shall be one person present in person, being a shareholder entitled to vote thereat, or a duly appointed proxy of said Shareholder, holding not less than 10% of the outstanding shares of the Company entitled to vote at the meeting.

ARTICLE 11

DIVISIONS AND DEPARTMENTS

Section 11.1 Creation and Consolidation of Divisions

The Board may cause the business and operations of the Company or any part thereof to be divided or to be segregated into one or more divisions upon such basis, including without limitation, character or type of operation, geographical territory, product manufactured or service rendered, as the Board may consider appropriate in each case. The Board may also cause the business and operations of any such division to be further divided into sub-units and the business and operations of any such divisions or sub-units to be consolidated upon such basis as the Board may consider appropriate in each case.

Section 11.2 Name of Division

Subject to the Act, any division or its sub-units may be designated by such name as the Board may from time to time determine and may transact business, enter into contracts, sign cheques and other documents of any kind and do all acts and things under such name, provided that the Company shall set out its name in legible characters in all contracts, invoices, negotiable instruments and orders for goods or services issued or made by or on behalf of the Company. Any such contract, cheque or document shall be binding upon the Company as if it had been entered into or signed in the name of the Company.

Section 11.3 Officers of Division

From time to time the Board or, if authorized by the Board, the Chief Executive Officer, may appoint one or more Officers for any division, prescribe their powers and duties and settle their terms of employment and remuneration. The Board or, if authorized by the Board, the Chief Executive Officer, may remove at its or his pleasure any Officers so appointed, without prejudice to such Officer’s right under any employment contract. Officers of divisions or their sub-units shall not, as such, be Officers of the Company.

ARTICLE 12

NOTICES

Section 12.1 Method of Giving Notices

Any notice (which term includes any communication or document) to be given (which term includes sent, delivered or served) pursuant to the Act, the regulations thereunder, these Articles or otherwise to a Shareholder, Director, Officer, auditor or member of a Committee of Directors shall be sufficiently given if delivered personally to the person to whom it is to be given or, if delivered, to his recorded address by any means of prepaid transmitted or recorded communication. A notice so delivered shall be deemed to have been given when it is delivered personally or to the recorded address as aforesaid; a notice so mailed shall be deemed to have been received by him at the time it would be delivered in the ordinary course of mails; and a notice so sent by any means of transmitted or recorded communication shall be deemed to have been given when dispatched or delivered to the appropriate communication corporation or agency or its representative for dispatch. Subject to the Act, a notice of meeting of Shareholders shall be deemed to have been sent to the Shareholder on the day on which it is deposited in the mail. The Secretary may change or cause to be changed the recorded address of any Shareholder, Director, Officer, auditor or member of a Committee of Directors in accordance with any information believed by him to be reliable.

Section 12.2 Notice to Joint Shareholder

If two or more persons are registered as joint holders of any share, any notice shall be addressed to all of such joint holders but notice given to any one or more of such persons at the recorded address for such joint shareholders shall be sufficient notice to all of them.

Section 12.3 Computation of Time

In computing the date when notice must be given under any provision requiring a specified number of days notice of any meeting or other event, the date of giving the notice shall be excluded and the date of the meeting or other event in respect of which the notice is being given shall be included.

Section 12.4 Undelivered Notices

If any notice given to a Shareholder pursuant to Section 12.1 is returned on three consecutive occasions because he cannot be found or served or is unknown at his recorded address, the Company shall not be required to give any further notices to such Shareholder until he informs the Company in writing of his new recorded address.

Section 12.5 Proof of Service

A certificate of the Secretary or other duly authorized Officer of the Company in office at the time of the making of the certificate, or of any agent of the Company as to the facts in relation to the mailing or delivery or sending of any notice to any Shareholder, Director, the auditors, is conclusive evidence thereof and shall be binding on every Shareholder, Director, the auditors or any Officer of the Company, as the case may be.

Section 12.6 Omissions and Errors

The accidental omission to give any notice to any Shareholder, Director, Officer, auditor or member of a Committee of Directors or the non-receipt of any notice by any such person or any error in any notice not affecting the substance thereof shall not invalidate any action taken at any meeting held pursuant to such notice or otherwise founded thereon.

Section 12.7 Persons Entitled by Death or Operation of Law

Every person who by operation of law, transfer, death of a Shareholder or any other means whatsoever, shall become entitled to any share, shall be bound by every notice in respect of such share which shall have been duly given to the Shareholder from whom he derives his title prior to such person’s name and address being entered on the securities register (whether such notice was given before or after the happening of the event upon which he became so entitled) and prior to his furnishing to the Company the proof of authority or evidence of his entitlement prescribed by the Act.

Section 12.8 Waiver of Notice

Any Shareholder (or his duly appointed proxyholder), Director, Officer, auditor or member of a Committee of Directors may at any time waive the sending of any notice, or waive or abridge the time for any notice, required to be given to him under any provision of the Act, the regulations thereunder, these Articles or otherwise and such waiver or abridgement shall cure any default in the giving or the time of such notice, as the case may be. Any such waiver or abridgement shall be in writing except a waiver of notice of a meeting of Shareholders or of the Board which may be given in any manner.

ARTICLE 13

ALTERATIONS

Section 13.1 Alteration of Articles

Unless the Act otherwise requires or such alteration would, on becoming effective, render incorrect or incomplete any information in the notice of articles, these Articles may be amended by ordinary resolution (as defined in the Act).

Full name and signature of one of the directors pursuant to s. 302(1)(c) of the Act

ANNEX M

KODIAK DIRECTORS’ APPROVAL

The contents and the sending of this joint proxy statement/circular have been approved by the Kodiak board of directors.

DATED at Denver, Colorado, this [        ] day of [        ], 2014.

BY ORDER OF THE BOARD OF DIRECTORS

Lynn A. Peterson President, Chief Executive Officer and Director

M-1

Electronic Voting Instructions
Available 24 hours a day, 7 days a week!
Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy.
VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.
Proxies submitted by the Internet or telephone must be received by 1:00 AM Mountain Time on [ ], 2014.
Vote by Internet
• Go to www.envisionreports.com/WLL
• Or scan the QR code with your smartphone
• Follow the steps outlined on the secure website
Vote by telephone
• Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone • Follow the instructions provided by the recorded message

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	☒

▼  IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.  ▼

A	Proposals —	The Board of Directors recommends a vote FOR Proposals 1 and 2.

+

		For	Against	Abstain			For	Against	Abstain

1.	To approve the issuance of Whiting common stock, par value $0.001 per share, pursuant to the Arrangement Agreement, dated as of July 13, 2014, by and among Whiting, 1007695 B.C. Ltd. and Kodiak Oil & Gas Corp., as the same may be amended from time to time (the “share issuance proposal”).	☐	☐	☐	2.	To approve any motion to adjourn the Whiting special meeting, if necessary or appropriate, to solicit additional proxies (the “Whiting adjournment proposal”).	☐	☐	☐

B	Non-Voting Items
Change of Address — Please print new address below.

C	Authorized Signatures —	This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as the name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /

¢ 01VZCE	1 U P X	+

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Proxy — Whiting Petroleum Corporation

2014 SPECIAL MEETING OF STOCKHOLDERS

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints James J. Volker and Bruce R. DeBoer, and each of them, as proxies, with full power of substitution (to act jointly or if only one acts then by that one), for the undersigned at the Special Meeting of Stockholders of Whiting Petroleum Corporation to be held on [        ], [    ], 2014, at [        ] A.M., local time, at [                    ], [                    ], [                    ], or any adjournments or postponements thereof, to vote thereat as designated on the reverse side of this card all of the shares of Common Stock of Whiting Petroleum Corporation held of record by the undersigned on [            ], 2014 as fully and with the same effect as the undersigned might or could do if personally present at said Special Meeting or any adjournments or postponements thereof, hereby revoking any other proxy heretofore executed by the undersigned for such Special Meeting.

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR the share issuance proposal and FOR the Whiting adjournment proposal.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY.